As filed with the Securities and Exchange Commission on April 15, 2016
Securities Act Registration No. 033-24962
Investment Company Act Registration No. 811-05186
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 142 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 144 (X)
Check appropriate box or boxes
ADVANCED SERIES TRUST
Exact name of registrant as specified in charter
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
(973) 367-7521
Registrant’s Telephone Number, Including Area Code
Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
X on April 29, 2016 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ADVANCED SERIES TRUST
PROSPECTUS • April 29, 2016
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Academic Strategies Asset
Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Boston Partners Large-Cap Value Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST FI Pyramis® Quantitative Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman/LSV Mid-Cap
Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets
Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio
AST Schroders Global Tactical Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged
Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

1	SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
7	SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
13	SUMMARY: AST AQR EMERGING MARKETS EQUITY PORTFOLIO
18	SUMMARY: AST AQR LARGE-CAP PORTFOLIO
22	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
27	SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
32	SUMMARY: AST BLACKROCK iSHARES ETF PORTFOLIO
37	SUMMARY: AST BLACKROCK LOW DURATION BOND PORTFOLIO
41	SUMMARY: AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
45	SUMMARY: AST BOND PORTFOLIO 2016
50	SUMMARY: AST BOND PORTFOLIO 2017
55	SUMMARY: AST BOND PORTFOLIO 2018
60	SUMMARY: AST BOND PORTFOLIO 2019
65	SUMMARY: AST BOND PORTFOLIO 2020
70	SUMMARY: AST BOND PORTFOLIO 2021
75	SUMMARY: AST BOND PORTFOLIO 2022
80	SUMMARY: AST BOND PORTFOLIO 2023
85	SUMMARY: AST BOND PORTFOLIO 2024
90	SUMMARY: AST BOND PORTFOLIO 2025
95	SUMMARY: AST BOND PORTFOLIO 2026
99	SUMMARY: AST BOND PORTFOLIO 2027
103	SUMMARY: AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
107	SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
112	SUMMARY: AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
116	SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
120	SUMMARY: AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
125	SUMMARY: AST FI PYRAMIS® QUANTITATIVE PORTFOLIO
130	SUMMARY: AST GLOBAL REAL ESTATE PORTFOLIO
134	SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
138	SUMMARY: AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
142	SUMMARY: AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
147	SUMMARY: AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
151	SUMMARY: AST HERNDON LARGE-CAP VALUE PORTFOLIO
155	SUMMARY: AST HIGH YIELD PORTFOLIO
160	SUMMARY: AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO
164	SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
168	SUMMARY: AST INTERNATIONAL VALUE PORTFOLIO
172	SUMMARY: AST INVESTMENT GRADE BOND PORTFOLIO
176	SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
181	SUMMARY: AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
185	SUMMARY: AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
190	SUMMARY: AST JENNISON LARGE-CAP GROWTH PORTFOLIO
194	SUMMARY: AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
198	SUMMARY: AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
203	SUMMARY: AST MFS GLOBAL EQUITY PORTFOLIO
207	SUMMARY: AST MFS GROWTH PORTFOLIO
211	SUMMARY: AST MFS LARGE-CAP VALUE PORTFOLIO
215	SUMMARY: AST MONEY MARKET PORTFOLIO
219	SUMMARY: AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
223	SUMMARY: AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
229	SUMMARY: AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
233	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
238	SUMMARY: AST PRUDENTIAL CORE BOND PORTFOLIO
242	SUMMARY: AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
247	SUMMARY: AST QMA EMERGING MARKETS EQUITY PORTFOLIO
251	SUMMARY: AST QMA LARGE-CAP PORTFOLIO
255	SUMMARY: AST QMA US EQUITY ALPHA PORTFOLIO
259	SUMMARY: AST QUANTITATIVE MODELING PORTFOLIO
264	SUMMARY: AST RCM WORLD TRENDS PORTFOLIO
269	SUMMARY: AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
275	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
279	SUMMARY: AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
284	SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
288	SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
293	SUMMARY: AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
298	SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
302	SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
306	SUMMARY: AST TEMPLETON GLOBAL BOND PORTFOLIO
311	SUMMARY: AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO
315	SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
320	SUMMARY: AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
324	SUMMARY: AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
328	ABOUT THE TRUST
329	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
431	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
438	PRINCIPAL RISKS
450	HOW THE TRUST IS MANAGED
506	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
512	OTHER INFORMATION
513	FINANCIAL HIGHLIGHTS
584	RELATED ACCOUNT PERFORMANCE
585	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution and/or Service Fees (12b-1 Fees)	0.10%
Other Expenses	0.03%
Dividend Expenses on Short Sales	0.04%
Broker Fees and Expenses on Short Sales	0.01%
Acquired Fund Fees & Expenses	0.65%
Total Annual Portfolio Operating Expenses	1.47%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation	$150	$465	$803	$1,757
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 71% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a multi-asset class fund. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and investment strategies, and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset classes include US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities, and global infrastructure. The non-traditional investment strategies may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies.
The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, exchange-traded funds (ETFs), unit investment trusts, and domestic or foreign private investment pools (collectively referred to as Underlying Portfolios); (ii) securities such as common stocks, preferred stocks, bonds, bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), commodity and commodity index futures, options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities; and (iii) certain financial and derivative instruments. Under normal circumstances, the Portfolio invests approximately 65% of its assets in Underlying Portfolios, and the subadvisers directly manage approximately 35% of assets.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes stocks of companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays US Aggregate Bond Index (25%), Dow Jones Wilshire REIT Index (10%), Bloomberg Commodity Index (10%), and BofA Merrill Lynch 90-Day US Treasury Bill Index (15%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: Prior to July 21, 2008, the Portfolio was known as the AST Balanced Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to July 21, 2008 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Balanced Asset Allocation Portfolio and is not representative of the Portfolio’s current subadvisers or investment objective, policies, strategy, and expense structure.

Best Quarter:		Worst Quarter:
14.94%	2nd Quarter 2009	-16.24%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-3.22%	3.90%	3.44%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	-1.78%	4.08%	4.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2008
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
	AlphaSimplex Group, LLC	Andrew W. Lo	Chief Investment Strategist, Portfolio Manager	July 2008
		Alexander D. Healy	Vice President, Portfolio Manager	March 2014
		Peter A. Lee	Vice President, Portfolio Manager	March 2014
		Philippe P. Lüdi	Vice President, Portfolio Manager	March 2014
		Robert W. Sinnott	Portfolio Manager	March 2014
	AQR Capital Management, LLC	Ronen Israel, MA	Principal	July 2008
		Lars N. Nielsen, MSc	Principal	July 2008
	CNH Partners, LLC	Mark L. Mitchell, PhD	Principal, Portfolio Manager	July 2008
		Todd C. Pulvino, PhD, AM, MS	Principal, Portfolio Manager	July 2008
	CoreCommodity Management, LLC	Adam De Chiara	Co-President, Portfolio Manager	October 2011

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
	First Quadrant, L.P.	Dori Levanoni	Partner, Portfolio Manager	July 2008
		Ed Peters	Partner, Portfolio Manager	July 2008
		Jeppe Ladekarl	Partner, Portfolio Manager	July 2008
	Jennison Associates LLC	Shaun Hong, CFA	Managing Director	July 2008
		Ubong “Bobby” Edemeka	Managing Director	July 2008
		Brannon P. Cook	Managing Director	July 2014
	J.P. Morgan Investment Management, Inc.	Raffaele Zingone	Managing Director	February 2014
		Steven G. Lee	Managing Director	February 2014
	Pacific Investment Management Company, LLC	Scott A. Mather	Managing Director, Portfolio Manager	July 2008
		Mihir Worah	Managing Director, Portfolio Manager	July 2008
	Western Asset Management Company Western Asset Management Company, Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
		Chia-Liang Lian	Head of Emerging Market Debt	April 2015
		Gordon S. Brown	Portfolio Manager	March 2014
		Prashant Chandran	Portfolio Manager	July 2014
		Kevin Ritter	Portfolio Manager	April 2015
	Quantitative Management Associates LLC	Ted Lockwood	Portfolio Manager, Managing Director	July 2008
		Marcus M. Perl	Portfolio Manager, Vice President	July 2008
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2008
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	July 2008
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	July 2008
		Devang Gambhirwala	Portfolio Manager, Principal	July 2008
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution and/or Service Fees (12b-1 Fees)	0.24%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.96%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.95%
(1)The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Advanced Strategies	$97	$305	$530	$1,177
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 138% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio's asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return, and exchange-traded fund investment strategies. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA), which allocates the Portfolio's net assets across different investment categories and different subadvisers. QMA also directly manages a portion of the Portfolio's assets. Certain investment categories contain sub-categories. The subadviser for a category or sub-category employs a specific investment strategy for that category or sub-category. QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other subadvisers to determine which subadvisers are expected to perform best under the prevailing macro-economic landscape.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays US TIPS Index, the Bloomberg Commodity Index, and the Dow Jones Wilshire REIT Index. Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
15.41%	2nd Quarter 2009	-16.47%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (03/20/06)
Portfolio	0.80%	7.24%	5.51%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.04%

Index
Blended Index (reflects no deduction for fees, expenses or taxes)	-0.13%	7.04%	5.25%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2006
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	July 2006
		Menno Vermeulen, CFA	Partner, Portfolio Manager	July 2006
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	July 2006
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
	Brown Advisory, LLC	Kenneth M. Stuzin, CFA	Partner	June 2013
	Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari	Vice President	June 2013
	Pacific Investment Management Company, LLC	Scott A. Mather	CIO, US Core Strategies & Managing Director	July 2006
		Mihir Worah	CIO, Real Return and Asset Allocation & Managing Director	July 2006
	PGIM, Inc./PGIM, Limited*	Michael J. Collins, CFA	Managing Director and Senior Investment Officer	January 2015
		Richard Piccirillo	Principal and Senior Portfolio Manager	January 2015
		Gregory Peters	Managing Director	January 2015
		Robert Tipp, CFA	Managing Director	January 2015
	Quantitative Management Associates LLC	Marcus Perl	Vice President, Portfolio Manager	July 2006
		Edward L. Campbell, CFA	Principal, Portfolio Manager	July 2006
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	July 2006
	T. Rowe Price Associates, Inc.	Heather McPherson	Vice President and Co-Portfolio Manager	January 2015
		John Linehan, CFA	Vice President and Co-Portfolio Manager	July 2006
		Mark Finn, CFA, CIC	Vice President and Co-Portfolio Manager	February 2010
	William Blair Investment Management, LLC	Simon Fennell	Partner & Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner & Portfolio Manager	January 2014
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
PGIM Limited, formerly Pramerica Investment Management Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST AQR EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	1.36%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST AQR Emerging Markets Equity	$138	$431	$745	$1,635
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 59% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by both overweighting and underweighting securities, industries, countries, and currencies relative to the MSCI Emerging Markets Index, using proprietary quantitative return forecasting models and systematic risk-control methods developed by AQR Capital Management LLC (AQR), the subadviser to the Portfolio. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, of issuers: (i) located in emerging market countries or (ii) included as emerging market issuers in one or more broad-based market indices. The Portfolio invests in companies with a range of market capitalizations, possibly including small-cap companies.
AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process, and utilizes a set of value, momentum, and other economic factors to generate an investment portfolio based on AQR's global asset allocation models and security selection procedures. AQR intends to use some or all of the following instruments, at all times, in order to implement its investment strategy: depositary receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments. AQR's use of derivative instruments in the Portfolio is intended to result in a more efficient means of gaining market exposure, expressing investment views, and managing risk exposures. AQR will not use derivative instruments to leverage the Portfolio's net exposure to the MSCI Emerging Markets Index.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
6.49%	2nd Quarter 2014	-16.91%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (02/25/13)
Portfolio	-15.52%	-6.02%

Index
MSCI Emerging Markets Index (GD) (reflects no deduction for fees, expenses or taxes)	-14.60%	-6.83%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	AQR Capital Management, LLC	Clifford S. Asness, PhD, MBA	Managing and Founding Principal	February 2013
		John M. Liew, PhD, MBA	Founding Principal	February 2013
		Jacques A. Friedman, MS	Principal	February 2013
		Oktay Kurbanov, MBA	Principal	February 2013
		Lars N. Nielsen, MSc	Principal	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST AQR LARGE-CAP PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.82%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST AQR Large-Cap	$84	$262	$455	$1,014
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 81% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, American Depositary Receipts or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.73 billion and $539.08 billion as of February 29, 2016).
The Portfolio’s subadviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. The models consider a wide range of indicators—including traditional valuation and momentum indicators. These diverse sets of inputs (i.e., the various data points analyzed through the models as well as the indicators considered by the models, including traditional valuation and momentum indicators), combined with a proprietary portfolio construction methodology, optimization process, and trading technology, are important elements in the investment process. Portfolio construction is motivated by fundamental economic insights and systematic implementation of those ideas leads to a better long-term investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.86%	4th Quarter 2015	-5.88%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/29/13)
Portfolio	1.73%	12.03%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.01%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	AQR Capital Management, LLC	Clifford S. Asness, PhD, MBA	Managing and Founding Principal	April 2013
AST Investment Services, Inc.		John M. Liew, PhD, MBA	Founding Principal	April 2013
		Jacques A. Friedman, MS	Principal	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.74%
Total Annual Portfolio Operating Expenses	0.90%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation	$92	$287	$498	$1,108
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 25% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and Quantitative Management Associates LLC (QMA), the subadviser to the Portfolio. As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The

Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 60% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 40% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to July 21, 2008 the Portfolio was known as the AST Conservative Asset Allocation Portfolio. Effective July 21, 2008, the Portfolio added new subadvisers and changed its investment objective, policies, strategy, and expense structure. The performance history furnished below prior to July 21, 2008 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Conservative Asset Allocation Portfolio and does not represent the actual or predicted performance of the current Portfolio.

Best Quarter:		Worst Quarter:
13.21%	2nd Quarter 2009	-14.63%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.48%	6.95%	5.24%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.65%	7.79%	6.11%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, Vice President	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.14%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Global Strategies	$116	$362	$628	$1,386
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 253% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange-traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, the Portfolio’s Subadviser will cause the Portfolio’s assets to be allocated across several investment strategies. The strategies will invest primarily in equity securities, fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the US (but in no less than three countries). The Portfolio’s minimum, neutral, and maximum exposure to each asset class is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
US Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed Income
Investment Grade Bonds	20%	30%	40%
High Yield Bonds+	5%	15%	25%
Total Fixed Income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
+ Fixed income securities rated below investment grade and unrated securities of similar credit quality are commonly referred to as “junk” bonds. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
* Notwithstanding the individual minimum exposures for the US Equity (i.e., 5%) and Non-US Equity (i.e., 5%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
** Notwithstanding the individual maximum exposures for the US Equity (i.e., 35%) and Non-US Equity (i.e., 30%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
*** Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
**** Notwithstanding the individual maximum exposures for the REITs (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets
The Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is set forth below.
Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	10%	30%	50%
*As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes companies with similar investment objectives. The Portfolio's custom blended index consists of the MSCI All Country World Index (40%), Barclays Aggregate Bond Index (30%), Barclays US High Yield (2% Issuer Capped) Index (15%), Wilshire US REIT Index (10%) and the Bloomberg Commodity Index (5%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
7.66%	1st Quarter 2012	-5.38%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (4/29/11)
Portfolio	-3.00%	3.42%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	11.42%
Blended Index (reflects no deduction for fees, expenses or taxes)	-1.89%	4.08%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc., BlackRock International Limited	Philip Green	Managing Director	May 2011
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK iSHARES ETF PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return with a moderate level of risk.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.18%
Total Annual Portfolio Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement	-0.19%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.02%
(1) The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock iShares ETF	$104	$365	$647	$1,449
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 60% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio attempts to meet its objective through investment in iShares exchange-traded funds (ETFs) across global equity and fixed income asset classes. Employing a tactical investment process, the Portfolio holds ETFs that invest in a variety of asset classes, including equity and equity-related securities, investment grade debt securities, non-investment grade debt securities (commonly referred to as “junk” bonds), real estate investment trusts, and commodities. Approximately 45% of the Portfolio’s net assets are allocated to equity and equity-related ETFs and approximately 55% of the Portfolio’s net assets are allocated to fixed income ETFs. The Portfolio operates as a “fund of funds” structure. The Portfolio may also invest in derivative instruments.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes companies with similar investment objectives. The Portfolio's custom blended index consists of the S&P 500 (25%), Russell 2000 Index (5%), Barclays US Aggregate Bond Index (52%), MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), and Markit iBoxx US Dollar Liquid High Yield Total Return Index (3%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
2.88%	2nd Quarter 2014	-3.57%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/29/13)
Portfolio	0.27%	3.73%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.01%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.46%	4.51%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Philip Green	Managing Director	April 2013
AST Investment Services, Inc.		Michael Fredericks	Managing Director	April 2013
		Justin Christofel	Director	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK LOW DURATION BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.76%
Fee Waiver and/or Expense Reimbursement	-0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.70%
(1)The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock Low Duration Bond	$72	$237	$416	$937
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 389% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Portfolio may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio’s assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar denominated, but hedged back to US dollars.

The subadviser evaluates sectors of the bond market and individual securities within these sectors. The subadviser selects bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: The AST BlackRock Low Duration Bond Portfolio, formerly the AST PIMCO Limited Maturity Bond Portfolio, changed subadvisers and changed its investment policies and strategy effective July 13, 2015. The annual returns prior to July 13, 2015 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
3.54%	2nd Quarter 2009	-1.79%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.48%	1.00%	3.05%

Index
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.42%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Thomas Musmanno, CFA	Managing Director	July 2015
AST Investment Services, Inc.		Scott MacLellan, CFA	Director	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.75%
Fee Waiver or Expense Reimbursement	-0.04%
Total Annual Fund Operating Expenses after fee waiver and/or reimbursement(1)	0.71%
(1) The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST BlackRock/Loomis Sayles Bond	$73	$236	$413	$927
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 570% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In selecting fixed income securities, the subadvisers use economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisers’ outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the tools used by the subadvisers.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: The AST BlackRock/Loomis Sayles Bond Portfolio, formerly the AST PIMCO Total Return Bond Portfolio, changed subadvisers and changed its investment policies and strategies effective January 5, 2015. The annual returns prior to January 5, 2015 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
8.30%	2nd Quarter 2009	-3.58%	3rd Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-2.11%	2.47%	4.53%

Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	Bob Miller	Managing Director	January 2015
AST Investment Services, Inc.		Rick Rieder	Managing Director	January 2015
	Loomis, Sayles & Company, L.P.	Peter Palfrey	Vice President	January 2015
		Rick Raczkowski	Vice President	January 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2016
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.64%
Total Annual Portfolio Operating Expenses	1.37%
Fee Waiver and/or Expense Reimbursement	-0.44%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1) The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2016	$95	$390	$708	$1,608
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 203% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
6.04%	2nd Quarter 2010	-2.85%	4th Quarter 2010

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (1/2/09)
Portfolio	-0.23%	2.60%	2.65%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.01%
Barclays Fixed Maturity (2016) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	0.93%	2.98%	2.77%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2009
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2009
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2017
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.16%
Total Annual Portfolio Operating Expenses	0.89%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2017	$91	$284	$493	$1,096
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 140% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance

Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
6.79%	3rd Quarter 2011	-2.56%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (01/04/10)
Portfolio	0.17%	3.11%	4.17%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	3.92%
Barclays Fixed Maturity (2017) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	1.55%	3.65%	4.78%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2010
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2010
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2018
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.84%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2018	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 90% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance

Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
8.64%	3rd Quarter 2011	-6.11%	2nd Quarter 2009

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (1/28/08)
Portfolio	0.81%	3.78%	5.59%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.01%
Barclays Fixed Maturity (2018) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	2.11%	4.27%	5.72%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2019
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.23%
Total Annual Portfolio Operating Expenses	0.96%
Fee Waiver and/or Expense Reimbursement	-0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1) The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2019	$94	$302	$526	$1,171
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 153% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
10.75%	3rd Quarter 2011	-6.87%	2nd Quarter 2009

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (1/28/08)
Portfolio	1.07%	4.25%	5.75%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.01%
Barclays Fixed Maturity (2019) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	2.60%	4.86%	6.18%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2020
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.85%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2020	$87	$271	$471	$1,049
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 157% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance

Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
12.60%	3rd Quarter 2011	-7.40%	4th Quarter 2010

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (1/2/09)
Portfolio	1.53%	4.92%	3.51%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	4.01%
Barclays Fixed Maturity (2020) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	3.02%	5.43%	3.55%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2009
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2009
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2021
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.80%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2021	$82	$255	$444	$990
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 169% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance

Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
14.69%	3rd Quarter 2011	-5.26%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (1/4/10)
Portfolio	1.78%	5.54%	6.62%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%	3.92%
Barclays Fixed Maturity (2021) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	3.37%	5.98%	7.01%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2010
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2010
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2022
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.85%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2022	$87	$271	$471	$1,049
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 178% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance

Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
6.73%	2nd Quarter 2012	-6.58%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (1/3/11)
Portfolio	2.10%	5.68%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.39%
Barclays Fixed Maturity (2022) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	3.63%	6.51%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2011
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2011
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2023
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.24%
Total Annual Portfolio Operating Expenses	0.97%
Fee Waiver and/or Expense Reimbursement	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.93%
(1)The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2023	$95	$305	$532	$1,186
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 323% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the duration of which the Portfolio is managed to by the subadviser.

Best Quarter:		Worst Quarter:
4.21%	1st Quarter 2014	-6.62%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (1/03/12)
Portfolio	2.71%	2.41%

Index
Barclays US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.15%	2.10%
Barclays Fixed Maturity (2023) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	3.82%	2.76%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2012
AST Investment Services, Inc.	PGIM, Inc.*	Malcolm Dalrymple	Principal and Portfolio Manager	January 2012
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2024
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.32%
Total Annual Portfolio Operating Expenses	1.05%
Fee Waiver and/or Expense Reimbursement	-0.12%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expenses Reimbursement(1)	0.93%
(1)The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2024	$95	$322	$568	$1,272
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 270% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
1st Quarter 2014	4.83%	2nd Quarter 2015	-3.96%

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (01/02/13)
Portfolio	2.84%	1.64%

Index
Barclays Fixed Maturity Zero Coupon Swaps Index 2024(reflects no deduction for fees, expenses or taxes)	3.99%	2.20%
Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.15%	1.21%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2013
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2013
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2025
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.77%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2025	$79	$246	$428	$954
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 313% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage-backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.
Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance

Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s Contract.
The Portfolio’s subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
4.85%	3rd Quarter 2015	-4.46%	2nd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (01/02/14)
Portfolio	2.00%	8.38%

Index
Barclays Fixed Maturity (2025) Zero Coupon Swaps Index (reflects no deduction for fees, expenses or taxes)	4.15%	10.35%
Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.15%	3.04%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2014
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2014
		Erik Schiller, CFA	Managing Director	January 2014
		David Del Vecchio	Vice President and Portfolio Manager	January 2014
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2026
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.91%
(1)The Portfolio commenced operations on January 5, 2015.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2026	$93	$290	$504	$1,120
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 283% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s Subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.

Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s Subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. The secondary benchmark index for the Portfolio is the Barclays Fixed Maturity (2026) Zero Coupon Swaps Index. The primary benchmark index for the Portfolio is the Barclays US Government/Credit Bond Index. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s Subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s Subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2015
		Malcolm Dalrymple	Principal and Portfolio Manager	January 2015
		Erik Schiller, CFA	Managing Director	January 2015
		David Del Vecchio	Principal and Portfolio Manager	January 2015
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOND PORTFOLIO 2027
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	0.08%
Total Annual Portfolio Operating Expenses	0.81%
(1)The Portfolio commenced operations on January 4, 2016.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal period ending December 31, 2016.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Bond Portfolio 2027	$83	$259	$450	$1,002
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses both top-down and bottom-up approaches to invest in a wide array of bond market sectors, including US Treasuries, agency securities, corporate bonds, structured products sectors including asset-backed securities and commercial mortgage-backed securities, mortgage backed securities, and to a small extent emerging markets debt and high yield debt (commonly known as junk bonds). In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The Portfolio’s Subadviser may use derivative instruments for any reason, including to manage or adjust the Portfolio’s risk profile when asset flows are volatile.

Contract owners cannot select the Portfolio for investment. Instead, if a Contract owner selected certain benefits under their Contract, the Contract owner’s account value may be allocated to and from the Portfolio in accordance with a mathematical formula under the Contract. The Contracts using the Portfolio are issued by Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
The Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. In addition, the Portfolio’s duration and weighted average maturity will decline over time as the maturity date approaches. To that end, the Portfolio’s Subadviser expects to maintain the duration of the Portfolio within +/– 0.50 years of the secondary benchmark index for the Portfolio. The secondary benchmark index for the Portfolio is the Barclays Fixed Maturity (2027) Zero Coupon Swaps Index. The primary benchmark index for the Portfolio is the Barclays US Government/Credit Bond Index. On or about the Portfolio’s maturity date, all of the securities held by the Portfolio will be sold and all of the outstanding shares of beneficial interest of the Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the Contract owner’s variable Contract.
The Portfolio’s Subadviser currently intends to maintain an overall weighted average credit quality rating of A- or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A- due to downgrades of individual portfolio securities, the Portfolio’s Subadviser will take appropriate action based upon the relevant facts and circumstances.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. The formulas may result in transfers between your selected Portfolios and this Portfolio and/or transfers between this Portfolio and a bond Portfolio with a different maturity date. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2016
		Malcolm Dalrymple	Principal and Portfolio Manager	January 2016
		Erik Schiller, CFA	Managing Director	January 2016
		David Del Vecchio	Principal and Portfolio Manager	January 2016
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.85%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Boston Partners Large-Cap Value	$87	$271	$471	$1,049
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 55% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies. Large-capitalization companies are defined as companies with a market capitalization of $1 billion or greater (measured at time of purchase). The Portfolio invests primarily in securities identified by the Portfolio’s subadviser as having value characteristics. The Portfolio’s subadviser examines various factors in determining value characteristics, including but not limited to price-to-book ratios and price-to-earnings ratios. The Portfolio may invest up to 20% of its total assets in foreign currency-denominated securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Boston Partners Large-Cap Value Portfolio, formerly the AST Jennison Large-Cap Value Portfolio, changed subadvisers and changed its investment policies and strategies effective November 24, 2014. The annual returns prior to November 24, 2014 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
11.89%	1st Quarter 2012	-19.36%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (9/25/09)
Portfolio	-4.76	8.03%	9.49%

Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	13.56%

Index
Russell 1000 Value® Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	12.20%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Boston Partners	Mark E. Donovan, CFA	Co-Chief Executive Officer and Portfolio Manager	November 2014
AST Investment Services, Inc.		David J. Pyle, CFA	Portfolio Manager	November 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.75%
Total Annual Portfolio Operating Expenses	0.91%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation	$93	$290	$504	$1,120
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 23% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by Prudential Investments, LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and Quantitative Management Associates LLC (QMA). As a general matter, the Manager and QMA begin by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes: the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 75% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 25% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 12% of its net assets to a liquidity strategy. The liquidity strategy is be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stock of companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays US Aggregate Bond Index (25%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
14.82%	2nd Quarter 2009	-18.12%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.53%	7.93%	5.38%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.57%	8.86%	6.36%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
	Quantitative Management Associates LLC (QMA)	Marcus Perl	Portfolio Manager, Vice President	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel L. Kallman, CFA	Portfolio Manager, Vice President	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.94%
Fee Waiver and/or Expense Reimbursement	-0.11%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.83%
(1) The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST ClearBridge Dividend Growth	$85	$289	$509	$1,145
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 17% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity or equity-related securities, which ClearBridge Investments, LLC (ClearBridge), the subadviser to the Portfolio, believes have the ability to increase dividends over the longer term. ClearBridge manages the Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge conducts fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.97%	4th Quarter 2015	-6.50%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (02/25/13)
Portfolio	-3.57%	9.54%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	13.48%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	ClearBridge Investments, LLC	Harry Cohen	Managing Director, Portfolio Manager, Co-Chief Investment Officer	February 2013
AST Investment Services Inc.		Michael Clarfeld	Managing Director, Portfolio Manager	February 2013

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
		Peter Vanderlee	Managing Director, Portfolio Manager	February 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST COHEN & STEERS REALTY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.10%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Cohen & Steers Realty	$112	$350	$606	$1,340
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 59% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of common stocks (including shares in real estate investment trusts), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Portfolio’s subadviser's view, a significant element of the securities' value, and preferred stocks. Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio will concentrate its investments (i.e., invest at least 25% of its assets under normal circumstances) in securities of companies engaged in the real estate business.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer companies.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
36.62%	3rd Quarter 2009	-35.78%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	4.84%	11.72%	7.71%

Index
Wilshire US REIT Total Return Index (reflects no deduction for fees, expenses or taxes)	4.23%	12.44%	7.31%
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses or taxes)	2.83%	11.91%	7.38%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Cohen & Steers Capital Management, Inc.	Joseph M. Harvey	President, CIO, and Senior Portfolio Manager	July 2005
AST Investment Services, Inc.		Jon Y. Cheigh	Executive Vice President, Portfolio Manager	July 2007
		Thomas Bohjalian	Executive Vice President, Portfolio Manager	May 2012
		Jason Yablon	Senior Vice President, Portfolio Manager	May 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.04%
Acquired Fund Fees & Expenses	0.74%
Total Annual Portfolio Operating Expenses	0.93%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Defensive Asset Allocation	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 56% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other Portfolios of the Trust and certain money market funds or short-term bond funds advised by Prudential Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Portfolio’s subadviser, Quantitative Management Associates LLC (QMA or the subadviser). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation will initially divide the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays Capital US Aggregate Bond Index. Generally, the neutral allocation emphasizes investments in the debt/money market asset class.

Approximately 15% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 85% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The selection of specific combinations of Underlying Portfolios for the Portfolio generally is determined by Prudential Investments LLC (PI), which employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA then performs its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA further adjusts the neutral allocation and the Underlying Portfolio weights for the Portfolio. The Investment Managers and QMA may change the asset allocation and underlying portfolio weights at any time in their sole discretion.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (12%), the Barclays US Aggregate Bond Index (85%) and the MSCI EAFE Index (GD) (3%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
2.51%	2nd Quarter 2014	-1.16%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/29/13)
Portfolio	-0.10%	1.07%

Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	1.29%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.64%	2.58%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2013
AST Investment Services Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2013
	Quantitative Management Associates LLC	Marcus Perl	Vice President and Portfolio Manager	April 2013
		Edward L. Campbell, CFA	Principal and Portfolio Manager	April 2013

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
		Joel M. Kallman, CFA	Vice President and Portfolio Manager	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST FI PYRAMIS® QUANTITATIVE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth balanced by current income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.93%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST FI Pyramis® Quantitative	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 125% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The portfolio normally invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed income securities. Depending on market conditions, the equity portion may range between 55-75% of the Portfolio's assets, and the fixed income portion may range between 25-45% of the Portfolio's assets. The Portfolio's subadviser allocates the Portfolio's assets across thirteen uniquely specialized investment strategies (collectively, the Investment Strategies). The Portfolio has seven Investment Strategies that invest in equity securities, five Investment Strategies that invest in fixed income securities and one investment strategy designed to provide liquidity (i.e., the Liquidity Sleeve). The asset allocation at the Portfolio level as well as the security selection at the Investment Strategy level rely on a diverse set of quantitative models combined with fundamental bottom-up research.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
License Risk. The termination of a license used by the Portfolio, the Manager or a subadviser may have a significant effect on the operation of the Portfolio.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Loan Risk. Investments in loans rated below investment grade, or unrated securities of similar quality, not registered with the Securities and Exchange Commission or listed on a securities exchange may be less liquid and more difficult to value than investments in instruments for which a trading market exists. Such investments are also subject to interest rate risk. Additionally, established settlement standards or remedies do not exist for portfolio transactions in loans.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index. The Portfolio's custom blended index consists of the Standard & Poor’s 500 Index (27%), the Russell 2000 Index (5.5%), the MSCI EAFE Index (GD) (32.5%), and the Barclays US Aggregate Bond Index (35%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST FI Pyramis® Quantitative Portfolio, formerly the AST First Trust Balanced Target Portfolio, changed subadvisers and changed its investment policies and strategy effective February 10, 2014. The annual returns prior to February 10, 2014 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
16.80%	3rd Quarter 2009	-16.99%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (3/20/06)
Portfolio	0.99%	5.43%	3.55%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.04%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.47%	6.57%	5.12%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	FIAM LLC	Ognjen Sosa, CAIA	Portfolio Manager	February 2014
AST Investment Services, Inc.		Shiuan-Tung (Tony) Peng, CFA	Portfolio Manager	February 2014
		Edward Heilbron	Portfolio Manager	February 2014
		Catherine Pena, CFA	Portfolio Manager	April 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GLOBAL REAL ESTATE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation and income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.14%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Global Real Estate	$116	$362	$628	$1,386
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio concentrates its investments (i.e., invests at least 25% of its assets under normal circumstances) in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas. The Portfolio invests in equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer securities.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
32.06%	2nd Quarter 2009	-20.27%	1st Quarter 2009

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (5/1/08)
Portfolio	-0.09%	7.42%	2.57%

Index
S&P Developed BMI Property Net Index (reflects no deduction for fees, expenses or taxes)	0.03%	7.52%	2.82%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM Real Estate*, a business unit of PGIM, Inc.**	Marc Halle	Managing Director and Senior Portfolio Manager	April 2008
AST Investment Services, Inc.		Rick J. Romano	Managing Director and Portfolio Manager	April 2008
		Gek Lang Lee	Managing Director and Portfolio Manager	April 2008
		Michael Gallagher	Director and Portfolio Manager	June 2013
		Kwok Wing Cheong	Portfolio Manager	June 2015
*PGIM Real Estate was formerly known as Prudential Real Estate Investors.
**PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.83%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.82%
(1) The Manager has contractually agreed to waive 0.013% of its investment management fee through June 31, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Large-Cap Value	$84	$264	$460	$1,024
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 113% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 29, 2016, the median market capitalization of the Russell 1000® Value Index was approximately $6.7 billion and the largest company by capitalization was approximately $411.6 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 20% of its net assets in foreign securities, including securities of issuers in countries with emerging markets or economies, emerging country securities and securities quoted in foreign currencies. The Fund may also invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 1000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.
The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio's subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Goldman Sachs Large-Cap Value Portfolio, formerly the AST AllianceBernstein Growth and Income Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 29, 2011. The performance figures prior to April 29, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
14.07%	2nd Quarter 2009	-20.31%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-4.62%	10.25%	4.83%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	6.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Andrew Braun	Managing Director	April 2011

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
AST Investment Services Inc.		Sean Gallagher	Managing Director, Chief Investment Officer, Value Equity	April 2011
		John Arege, CFA	Managing Director	April 2011
		Charles “Brook” Dane, CFA	Vice President	April 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.10%
Fee Waiver and/or Expense Reimbursement	-0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.00%
(1) The Manager has contractually agreed to waive 0.10% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Mid-Cap Growth	$102	$340	$597	$1,331
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 128% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Medium capitalization companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. Although the Portfolio invests primarily in publicly traded US securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
22.49%	2nd Quarter 2009	-29.85%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-5.68%	10.04%	8.60%

Index
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	-2.18%	10.68%	8.18%
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Steven M. Barry	Managing Director	May 2002
AST Investment Services, Inc.		Ashley Woodruff, CFA	Managing Director	July 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to obtain a high level of total return consistent with its level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	1.08%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Multi-Asset	$110	$343	$595	$1,317
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 253% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a global asset allocation fund that pursues domestic and foreign equity and fixed income strategies emphasizing growth and emerging markets. Under normal circumstances, approximately 50% of the Portfolio’s total assets are invested to provide exposure to equity securities and approximately 50% of its total assets are invested to provide exposure to fixed income securities. These exposures may be obtained through (i) the purchase of “physical” securities (such as common stocks and bonds), (ii) the use of derivatives (such as futures contracts, currency forwards, and equity index options), and (iii) investments in affiliated or unaffiliated investment companies, including exchange-traded funds (ETFs). Derivative instruments of the Portfolio, underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The specific allocation of assets among equity and fixed income asset classes will vary from time to time, as determined by Goldman Sachs Asset Management, L.P. (the Subadviser), based on a variety of factors such as the relative attractiveness of various securities based on market valuations, growth and inflation prospects.

The Subadviser utilizes a variety of different investment strategies in allocating the Portfolio’s assets across equity and fixed income investments. The Subadviser may change the strategies it uses for gaining exposure to these asset classes and may reallocate the Portfolio’s assets among them from time to time in its sole discretion. There is no guarantee that these strategies will be successful.
The equity strategies the Subadviser may use include, but are not limited to, a global intrinsic value strategy (a passive rules-based strategy investing in developed, growth, and emerging equity markets that aims to generate risk-adjusted returns that are better than those of market capitalization weighted benchmarks), an international small cap equity strategy, passive replication of market indices for global developed large cap equity, a US small cap equity strategy and a global real estate strategy. The fixed income strategies the Subadviser may use include, but are not limited to, actively managed US core fixed income, emerging markets debt, high yield, and unconstrained multi-sector strategies.
In addition, the Subadviser may implement tactical investment views and/or a risk rebalancing and volatility management strategy from time to time. The instruments and/or vehicles used to implement these views will generally provide comparable exposure to the asset classes and strategies described in greater detail in the Prospectus and the exposure obtained through these views will be subject to the exposure parameters applicable to those asset classes and strategies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Barclays US Aggregate Bond Index (50%) and the MSCI World Index (GD) (50%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to April 29, 2013 the Portfolio was known as the AST Horizon Moderate Asset Allocation Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategies, and expense structure. The performance figures furnished below prior to April 29, 2013 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Horizon Moderate Asset Allocation Portfolio and do not affect the Portfolio's current subadviser, investment objective, policies, strategies, and expense structure.

Best Quarter:		Worst Quarter:
12.83%	2nd Quarter 2008	-12.17%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (11/19/07)
Portfolio	-0.91%	4.41%	3.48%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	6.35%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.36%	5.93%	4.09%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Kane Brenan	Managing Director	April 2013
AST Investment Services, Inc.		Raymond Chan	Managing Director	April 2014
		Christopher Lvoff	Managing Director	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement	-0.01%
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.06%
(1) The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Small-Cap Value	$108	$339	$589	$1,304
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 47% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of equity investments issued by small capitalization companies. Typically, in choosing stocks, the Portfolio’s subadviser looks for companies using the subadviser's value investment philosophy. The subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price. Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index (measured at the time of investment). Although the Portfolio will invest primarily in publicly traded US securities, including real estate investment trusts (REITs), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (emerging countries) and securities quoted in foreign currencies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
19.91%	3rd Quarter 2009	-25.03%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-5.49%	10.51%	8.02%

Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-7.47%	7.67%	5.57%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Robert Crystal	Managing Director and Portfolio Manager	March 2006
AST Investment Services, Inc.		Sally Pope Davis	Managing Director and Portfolio Manager	January 2006
		Sean A. Butkus, CFA	Vice President and Portfolio Manager	February 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST HERNDON LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.95%
Fee Waiver and/or Expense Reimbursement	-0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.80%
(1) The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Herndon Large-Cap Value	$82	$288	$511	$1,153
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by large capitalization companies. Large capitalization companies are those included in the Russell 1000® Index. The Portfolio invests primarily in the equity securities of large capitalization companies. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio's subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which attempts to outperform the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Index will change with market conditions.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Herndon Large-Cap Value Portfolio, formerly the AST BlackRock Value Portfolio, changed subadvisers effective July 15, 2013. The performance history furnished below prior to July 15, 2013 reflect the investment performance, investment operations, and investment strategies of the former subadvisers, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
18.37%	3rd Quarter 2009	-20.48%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-6.06%	7.70%	4.06%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	6.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Herndon Capital Management, LLC	Randell A. Cain Jr.	Principal/Portfolio Manager	July 2013

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST HIGH YIELD PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.85%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST High Yield	$87	$271	$471	$1,049
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are commonly known as “junk bonds” and include securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by Standard & Poor's Corporation or Fitch, or, if unrated, determined by the Portfolio’s subadviser to be of comparable quality.
The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index, the components of which are similar to the Portfolio’s holdings.
Note: The AST High Yield Portfolio changed subadvisers effective September 13, 2010. The performance prior to September 13, 2010 for the Portfolio reflect the investment performance, investment operations, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadvisers.

Best Quarter:		Worst Quarter:
14.03%	2nd Quarter 2009	-15.87%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-3.56%	4.49%	4.90%

Index
Barclays High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	-4.43%	5.03%	6.95%
BofA Merrill Lynch US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	-4.61%	4.84%	6.82%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	William J. Morgan	Managing Director	September 2010
AST Investment Services, Inc.		James P. Shanahan	Managing Director	September 2010
	PGIM, Inc./PGIM, Limited*	Robert Cignarella, CFA	Managing Director	May 2014
		Michael J. Collins, CFA	Managing Director and Senior Investment Officer	September 2010
		Terence Wheat, CFA	Principal	September 2010
		Robert Spano, CFA, CPA	Principal	September 2010
		Ryan Kelly, CFA	Principal	February 2012
		Brian Clapp, CFA	Principal	May 2013
		Daniel Thorogood, CFA	Vice President	May 2014
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
PGIM Limited, formerly Pramerica Investment Management Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.84%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Hotchkis & Wiley Large-Cap Value	$86	$268	$466	$1,037
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 48% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The Portfolio invests primarily in stock and other equity securities and normally focus on stocks that have a high cash dividend or payout yield relative to the market. The Portfolio may also invest up to 20% of its total assets in foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the

Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
16.24%	3rd Quarter 2009	-22.39%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-7.84%	10.43%	4.08%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	11.27%	6.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
		Sheldon Lieberman	Principal and Portfolio Manager	April 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.10%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST International Growth	$112	$350	$606	$1,340
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 50% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
23.46%	2nd Quarter 2009	-25.19%	3rd Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	3.15%	3.99%	3.05%

Index
Morgan Stanley Capital International (MSCI) EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	William Blair Investment Management, LLC	Simon Fennell	Partner and Portfolio Manager	January 2014
AST Investment Services, Inc.		Kenneth J. McAtamney	Partner and Portfolio Manager	January 2014
	Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA	Managing Director	June 2013
	Jennison Associates LLC	Mark Baribeau, CFA	Managing Director & Head of Global Equity	May 2012
		Thomas Davis	Managing Director	May 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INTERNATIONAL VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.10%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST International Value	$112	$350	$606	$1,340
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 22% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.
To achieve the Portfolio’s investment objective, the Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
24.55%	2nd Quarter 2009	-21.31%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.82%	2.77%	3.40%

Index
MSCI EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	November 2004
AST Investment Services, Inc.		Menno Vermeulen, CFA	Partner, Portfolio Manager	November 2004
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2006
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
	Lazard Asset Management LLC	Michael G. Fry	Managing Director & Portfolio Manager/Analyst	November 2014
		Michael A. Bennett	Managing Director & Portfolio Manager/Analyst	November 2014
		Kevin J. Matthews	Managing Director & Portfolio Manager/Analyst	November 2014
		Michael Powers	Managing Director & Portfolio Manager/Analyst	November 2014
		John R. Reinsberg	Deputy Chairman, International and Global Strategies	November 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST INVESTMENT GRADE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.74%
Fee Waiver and/or Expense Reimbursement	-0.03%
Total Annual Portfolio Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.71%
(1) The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Investment Grade Bond	$73	$234	$409	$916
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 401% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers and rated BBB- or higher by Standard & Poor’s Ratings Services, or Baa3 or higher by Moody’s Investors Service, Inc, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by the Portfolio's subadviser to be of comparable quality; and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities.

The Portfolio's subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the overall credit quality drops below A– due to downgrades of individual portfolio securities, the Portfolio's subadviser will take appropriate action based upon the relevant facts and circumstances.
Although the Investment Grade Bond Portfolio may invest in individual bonds of any maturity, the Subadviser expects to maintain the Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Barclays Government/Credit 5-10 Year Index). As of March 31, 2016, the duration of the Barclays Government/Credit 5-10 Year Index was approximately 6.44 years.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
7.42%	3rd Quarter 2009	-4.24%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (1/28/08)
Portfolio	1.17%	5.16%	7.15%

Index
Barclays US 5-10 Year Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.28%	4.44%	5.13%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Richard Piccirillo	Principal and Senior Portfolio Manager	January 2008
AST Investment Services, Inc.		Malcolm Dalrymple	Principal and Portfolio Manager	January 2008
		Erik Schiller, CFA	Managing Director	February 2013
		David Del Vecchio	Vice President and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.05%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Global Thematic	$107	$334	$579	$1,283
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 56% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a multi-asset class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, real estate investment trusts (REITs), convertibles, underlying portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States. The Portfolio utilizes various investment strategies and a global tactical asset allocation strategy.
Under normal circumstances, approximately 65% of the Portfolio's net assets are invested to provide exposure to equity securities and approximately 35% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Portfolio's net assets and such fixed income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of underlying exchange-traded funds (ETFs). In implementing its asset allocation strategy the portfolio allocates assets to various underlying investment sleeves or implementation vehicles. In the case of core fixed income, all cash and securities that are held in a core fixed income sleeve or vehicle are considered a part of that sleeve’s or vehicle’s assigned asset class.

The Portfolio will also allocate approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (38.5%), MSCI EAFE Index (GD) (14%), MSCI Emerging Markets Free Index (GD) (8%), Barclays US Aggregate Bond Index (30%), Barclays HY 2% Constrained Index (3%), FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.5%) and the J.P. Morgan EMBI Global Index (2%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Prior to August 20, 2012 the Portfolio was known as the AST Horizon Growth Asset Allocation Portfolio. Effective August 20, 2012 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to August 20, 2012 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Horizon Growth Asset Allocation Portfolio and do not represent the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Best Quarter:		Worst Quarter:
15.34%	2nd Quarter 2009	-15.73%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (11/19/07)
Portfolio	-1.05%	6.69%	4.32%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	6.35%
Blended Index (reflects no deduction for fees, expenses or taxes)	-0.82%	6.62%	4.36%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Jeffrey Geller, CFA	Managing Director	February 2013
AST Investment Services, Inc.		Patrik Jakobson	Managing Director	August 2012
		Nicole Goldberger, CFA	Executive Director	August 2012
		Michael Feser, CFA	Managing Director	April 2016
	Security Capital Research & Management Incorporated	Anthony R. Manno, Jr.	Chief Executive Officer & President	October 2012
		Kenneth D. Statz	Managing Director	October 2012
		Kevin W. Bedell	Managing Director	October 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.01%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan International Equity	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 13% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments. The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities are ordinarily traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
24.58%	2nd Quarter 2009	-20.65%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-2.79%	3.07%	2.92%

Index
Morgan Stanley Capital International (MSCI) EAFE Index® (GD) (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management Inc.	James WT Fisher	Managing Director and Portfolio Manager	March 2004
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.05%
Dividend/Interest Expense on Short Sales	0.10%
Total Annual Portfolio Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.20%
(1)The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Year	5 Years	10 Years
AST J.P. Morgan Strategic Opportunities	$122	$383	$664	$1,465
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio utilizes a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.
The Portfolio may invest in a wide range of asset classes, including US and non-US equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, US and non-US fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan's tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on US Treasuries or the London Interbank Offered Rate (LIBOR).
The Portfolio typically maintains an allocation of between 30% - 50% of its assets in equity investments, with US equities ranging from 19% - 35% and foreign equities ranging from 5% - 21%. Such exposures may be obtained through (i) the purchase of “physical securities” (e.g. common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, etc.); and (iii) the purchase of underlying ETFs. In implementing its asset allocation strategy, the Portfolio allocates assets to various underlying investment sleeves or implementation vehicles. In the case of fixed income, all cash and securities that are held in a fixed income sleeve or vehicle are considered a part of that sleeve’s or vehicle’s assigned asset class. The approximate target allocation of Portfolio assets across asset classes and anticipated asset allocation ranges are set forth in the table below:
Asset Class	Approximate Allocation	Anticipated Investment Ranges
US Equity Securities	27%	19-35%
Foreign Equity Securities	13%	5-21%
US & Foreign Debt Securities*	50%	42-58%
Cash	10%	2-18%
*Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the stated ranges.
The Portfolio allocates approximately 5% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index, which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended index consists of the Russell 3000 Index (27%), Barclays US Aggregate Bond Index (50%) the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%) and the 3-Month US Treasury Bill Index (10%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising each of the custom blended index.

Note: The AST J.P. Morgan Strategic Opportunities Portfolio, formerly the AST UBS Dynamic Alpha Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective March 15, 2010. Performance prior to March 15, 2010 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former AST UBS Dynamic Alpha Portfolio, and does not represent the actual or predicted performance of the AST J.P. Morgan Strategic Opportunities Portfolio.

Best Quarter:		Worst Quarter:
15.24%	2nd Quarter 2009	-14.96%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-0.18%	5.34%	4.72%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.60%	5.61%	5.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Patrik Jakobson	Managing Director	March 2011
AST Investment Services, Inc.		Jeffrey Geller, CFA	Managing Director	May 2010
		Nicole Goldberger, CFA	Executive Director	January 2012
		Michael Feser, CFA	Managing Director	April 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST JENNISON LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.99%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Jennison Large-Cap Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 36% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies under normal market conditions. Large capitalization companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $7.2 billion as of February 29, 2016, and the largest company by market capitalization was approximately $557.0 billion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions. In deciding which equity securities to buy for the Portfolio, the Portfolio’s subadviser uses what is known as a growth investment style. This means that the subadviser focuses on common stocks that it believes could experience superior sales or earnings growth, or high returns on equity and assets. The companies in which the subadviser invests generally tend to have a unique market niche, a strong new product profile or superior management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
18.80%	1st Quarter 2012	-13.50%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (9/25/09)
Portfolio	10.63%	13.90%	14.37%

Index
Russell 1000 Growth® Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	14.86%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	13.56%

MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Michael A. Del Balso	Managing Director & Director of Research for Growth Equity	September 2009
AST Investment Services, Inc.		Mark D. Shattan, CFA	Managing Director	September 2009
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.98%
Fee Waiver and/or Expense Reimbursement	-0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.92%
(1) The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Loomis Sayles Large-Cap Growth	$94	$306	$536	$1,196
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 10% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 30 and 40 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Loomis Sayles Large-Cap Growth Portfolio, formerly the AST Marsico Capital Growth Portfolio, changed subadvisers effective July 15, 2013. The performance history furnished below prior to July 15, 2013 reflects the investment performance, investment operations, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
16.06%	3rd Quarter 2009	-25.02%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	10.07%	13.09%	7.16%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari	Vice President	July 2013
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek income and capital appreciation to produce a high total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.88%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Lord Abbett Core Fixed Income	$90	$281	$488	$1,084
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 543% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities of various types. Under normal market conditions, the Portfolio invests primarily in (i) securities issued or guaranteed by the US government, its agencies or government-sponsored enterprises; (ii) investment grade debt securities of US issuers; (iii) investment grade debt securities of non-US issuers that are denominated in US dollars; (iv) mortgage-backed and other asset-backed securities; (v) inflation-linked investments; (vi) senior loans, and loan participations and assignments; and (vii) derivative instruments, such as options, futures contracts, forward contracts and swap agreements. Investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services, or Fitch Ratings, or are unrated but determined by Lord Abbett to be of comparable quality.
The Portfolio may invest in corporate debt securities. The Portfolio also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Portfolio expects to maintain its average duration range within two years of the bond market's duration as measured by the Barclays US Aggregate Bond Index (which was approximately 5.47 years as of March 31, 2016). Accordingly, an example of the Portfolio’s use of futures is the purchase of US Treasury futures, or selling US Treasury futures short, to adjust the Portfolio’s exposure to the direction of interest rates.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Senior Loan Risk. The Portfolio’s investments in certain senior loans have many of the risk characteristics of fixed income securities, and may be subject to increased credit, interest rate and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in related markets.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to May 2, 2011 the Portfolio was known as the AST Lord Abbett Bond-Debenture Portfolio. Effective May 2, 2011, the Portfolio changed its investment objective, policies, strategy, and expense structure. The performance history of the Portfolio prior to May 2, 2011 reflects the investment performance, investment operations, investment policies and investment strategies of the former AST Lord Abbett Bond-Debenture Portfolio, and does not represent the actual or predicted performance of the current Portfolio.

Best Quarter:		Worst Quarter:
12.39%	2nd Quarter 2009	-14.82%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-0.58%	3.88%	5.14%

Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Lord, Abbett & Co. LLC	Kewjin Yuoh	Partner and Portfolio Manager	April 2012
AST Investment Services, Inc.		Robert A. Lee	Partner and Deputy Chief Investment Officer	May 2011
		Andrew H. O'Brien, CFA	Partner and Portfolio Manager	May 2011
		Leah G. Traub	Partner and Portfolio Manager	April 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GLOBAL EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.11%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Global Equity	$113	$353	$612	$1,352
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 17% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. The Portfolio may invest its assets in US and foreign securities, including emerging market securities. The Portfolio normally allocates its investments across different countries and regions, but the Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. While the Portfolio may invest its assets in companies of any size, it primarily invests in companies with large capitalizations. In selecting investments, the Portfolio is not constrained to any particular investment style. The Portfolio invests its assets in the stocks of companies the subadviser believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio uses a bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
18.43%	2nd Quarter 2009	-18.10%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-1.46%	9.21%	7.47%

Index
Morgan Stanley Capital International (MSCI) World Index (GD) (reflects no deduction for fees, expenses or taxes)	-0.32%	8.19%	5.56%
Morgan Stanley Capital International (MSCI) EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	David R. Mannheim	Investment Officer	October 1999
AST Investment Services, Inc.		Roger Morley	Investment Officer	October 2009
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.99%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Growth	$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 30% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio may invest up to 35% of its net assets in foreign securities. The Portfolio focuses on investing its assets in the stocks of companies the Portfolio’s subadviser believes to have above average earnings growth potential compared to other companies (growth companies). While the Portfolio may invest its assets in companies of any size, it primarily invests in companies with large capitalizations. The Portfolio uses a bottom-up investment approach to buying and selling its investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
15.20%	1st Quarter 2012	-23.45%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	7.23%	13.15%	7.65%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	Eric B. Fischman	Investment Officer	January 2011

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
AST Investment Services, Inc.		Matthew D. Sabel	Investment Officer	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MFS LARGE-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.96%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST MFS Large-Cap Value	$98	$306	$531	$1,178
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 17% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by issuers with large market capitalizations. Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The Portfolio normally invests primarily in equity securities, and it may also invest in foreign securities. The Portfolio focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), and utilizes a bottom-up investment approach to buying and selling investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
12.18%	1st Quarter 2013	-7.02%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (8/20/12)
Portfolio	-0.72%	13.03%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	14.25%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	-3.83%	13.26%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Massachusetts Financial Services Company	Nevin P. Chitkara	Investment Officer	August 2012
AST Investment Services, Inc.		Steven R. Gorham	Investment Officer	August 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST MONEY MARKET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.59%
Fee Waiver and/or Expense Reimbursement	-0.02%
Total Annual Portfolio Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.57%
(1) The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Money Market	$58	$187	$327	$736
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. As a money market fund, the Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. Prudential Investments LLC and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
Important Note: On or about October 2016, the Portfolio will change its investment policies and investment strategies, and will be managed as a government money market fund. As a government money market fund, the Portfolio will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. In addition, the Portfolio will normally invest at least 80% of its assets in US Government securities and repurchase agreements for those securities. As a government money market fund, the Portfolio will seek to maintain a stable $1.00 net asset value per share. In recognition of these investment policy changes, the Portfolio will change its name at that time, and will be known as the AST Government Money Market Portfolio. More detailed information about the investment policy changes will be included in an amendment to the Portfolio’s registration statement, which is expected to be filed with the Securities and Exchange Commission and provided to shareholders in or around October 2016, prior to the effective date of the investment policy changes.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio. All investments have risks to some degree. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can’t guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
1.24%	3rd Quarter 2007	0.00%	4th Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.00%	0.01%	1.21%

Index
Lipper Variable Insurance Products (VIP) Money Market Funds Average (reflects no deduction for fees, expenses or taxes)	-0.03%	-0.02%	1.16%

7-Day Yield (as of 12/31/15)
AST Money Market Portfolio	0.00%
iMoneyNet's Prime Retail Universe	0.03%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser
Prudential Investments LLC	PGIM, Inc.*
AST Investment Services, Inc.
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.00%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman / LSV Mid-Cap Value	$102	$318	$552	$1,225
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 22% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. Generally, companies with equity market capitalizations that fall within the market capitalization range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries. The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. The subadvisers use a bottom-up, fundamental research approach to identify high quality companies that are trading at a substantial discount to their intrinsic value and an active investment strategy utilizing a quantitative investment model to evaluate and recommend investment decisions in a bottom-up, contrarian value approach for their respective portions of the Portfolio’s assets.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
24.49%	3rd Quarter 2009	-27.32%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-5.64%	11.83%	7.19%

Index
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	-4.78%	11.25%	7.61%
S&P Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	-2.18%	10.68%	8.18%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Investment Advisers LLC	Michael Greene	Portfolio Manager	December 2011
AST Investment Services, Inc.	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	July 2008
		Menno Vermeulen, CFA	Partner, Portfolio Manager	July 2008
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	July 2008
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%
(1) The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST New Discovery Asset Allocation	$101	$317	$551	$1,224
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 86% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Manager allocates the Portfolio’s assets to a variety of strategies to provide exposure to a mix of domestic and international equity and fixed income markets. Under normal circumstances, approximately 70% of the Portfolio’s assets are allocated to equity market exposures and approximately 30% of the Portfolio’s assets are allocated to fixed income market exposures. The Portfolio is designed to provide access to institutional investment strategies managed by boutique investment firms.
The Portfolio normally allocates approximately 90% of its total assets among seven boutique subadvisers, each of which provides a distinct investment strategy. The Manager allocates the assets among these subadvisers. The Portfolio has three strategies that invest primarily in domestic equity securities (large cap core, large cap value and large cap growth), two strategies that invest in primarily in international equities, and two strategies that invest primarily in fixed income securities (core and core plus). In selecting subadvisers for the Portfolio, the Manager focuses on smaller or mid-size subadvisers, but does not apply any quantitative limits on a subadviser’s total assets under management or on the subadviser’s assets under management within a specific investment strategy. In determining whether to retain a subadviser after the subadviser’s assets under management have increased, either generally or within a specific investment strategy, the Manager considers a variety of factors, including transition costs and available options. The Manager may recommend replacement of a subadviser due to an increase in assets under management, but is not required to do so.
The Portfolio normally allocates approximately 10% of its total assets to a liquidity strategy. The liquidity strategy is managed by an additional subadviser selected specifically to manage the liquidity strategy. The liquidity strategy is primarily invested in: (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy is designed to provide exposures to the equity and fixed income markets similar to the exposures of the overall Portfolio (70% equity and 30% fixed income under normal circumstances). The liquidity strategy may temporarily deviate from the allocations indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In connection with a subadviser transition, the Manager may temporarily allocate assets away from the outgoing subadviser, but still maintain market exposure, such as through ETFs and other pooled investment vehicles. The Manager may make such allocations either within or outside of the Portfolio’s liquidity sleeve.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (50%), Barclays US Aggregate Bond Index (30%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
5.82%	1st Quarter 2013	-6.27%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (4/30/12)
Portfolio	-1.24%	7.16%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	13.32%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.55%	8.54%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2012
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President	April 2012
	Affinity Investment Advisors, LLC	Gregory R. Lai, CFA	Principal and Lead Portfolio Manager	February 2016
		Michael Petrino	Senior Portfolio Manager	February 2016
	Boston Advisors, LLC	Douglas A Riley, CFA	Senior Vice President and Portfolio Manager	February 2016
		Michael J. Vogelzang, CFA	President and Chief Investment Officer	February 2016
		David Hanna	Senior Vice President and Portfolio Manager	February 2016
	C.S. McKee, LP	Greg Melvin	Chief Investment Officer	April 2012
		Bryan Johanson	Portfolio Manager	April 2012
		Brian Allen	Portfolio Manager	April 2012
		Jack White	Portfolio Manager	April 2012
		Andrew Faderewski	Analyst	April 2012
	EARNEST Partners, LLC	Paul E. Viera	Chief Executive Officer	April 2012
	Epoch Investment Partners, Inc.	David Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	April 2012
		Michael Welhoelter	Chief Risk Officer & Portfolio Manager	April 2012
	Longfellow Investment Management Co. LLC	Barbara J. McKenna, CFA	Managing Principal and Portfolio Manager	November 2014
		David C. Stuehr, CFA	Principal and Portfolio Manager	November 2014
	Parametric Portfolio Associates LLC	Justin Henne, CFA	Senior Portfolio Manager	February 2014
		Daniel Wamre, CFA	Portfolio Manager	February 2014
	Thompson, Siegel & Walmsley LLC	Brandon Harrell, CFA	International Portfolio Manager	April 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.26%
Total Annual Portfolio Operating Expenses	1.44%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Parametric Emerging Markets Equity	$147	$456	$787	$1,724
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 12% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices. A company will be considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Portfolio may invest without limit in foreign securities. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants).

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
37.33%	2nd Quarter 2009	-22.08%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (5/1/08)
Portfolio	-16.73%	-5.64%	-3.69%

Index
MSCI Emerging Markets Index (GD) (reflects no deduction for fees, expenses or taxes)	-14.60%	-4.47%	-2.48%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Parametric Portfolio Associates LLC	Thomas Seto	Managing Director and Director of Portfolio Management and Trading	April 2008
AST Investment Services, Inc.		Timothy Atwill	Managing Director and Portfolio Manager	June 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.01%
Acquired Fund Fees & Expenses	0.71%
Total Annual Portfolio Operating Expenses	0.87%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation	$89	$278	$482	$1,073
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 29% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund of funds.” That means that the Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio. Currently, the only Underlying Portfolios in which the Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by Prudential Investments LLC, AST Investment Services, Inc. (collectively, the Manager) or one of their affiliates.
The asset allocation strategy is determined by the Manager and Quantitative Management Associates LLC (QMA). As a general matter, QMA begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors.
Approximately 35% of the Portfolio’s assets are allocated to Underlying Portfolios that invest primarily in equity securities and approximately 65% of the Portfolio’s assets to Underlying Portfolios that invest primarily in debt securities and money market instruments.
The Portfolio allocates approximately 8% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
10.75%	2nd Quarter 2009	-9.00%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.14%	5.22%	4.93%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.69%	5.95%	5.56%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
	Quantitative Management Associates LLC	Marcus Perl	Portfolio Manager, Vice President	July 2006
		Edward L. Campbell, CFA	Portfolio Manager, Principal	July 2006
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	March 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRUDENTIAL CORE BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return consistent with the long-term preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.78%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Core Bond	$80	$249	$433	$966
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 310% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high quality money market instruments. Likewise, the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as junk bonds). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
2.78%	3rd Quarter 2012	-3.33%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (10/17/11)
Portfolio	-0.27%	2.78%

Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.29%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc./PGIM, Limited*	Michael J. Collins, CFA	Managing Director and Senior Investment Officer	October 2011
AST Investment Services, Inc.		Richard Piccirillo	Principal and Senior Portfolio Manager	February 2013
		Gregory Peters	Senior Portfolio Manager	April 2014
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
PGIM Limited, formerly Pramerica Investment Management Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.91%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Growth Allocation	$93	$290	$504	$1,120
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 211% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The asset allocation strategy for the Portfolio is determined by Quantitative Management Associates LLC (QMA). QMA is also responsible for managing the equity segment of the Portfolio. PGIM, Inc. (PGIM) is responsible for managing the fixed income segment of the Portfolio.
The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. QMA may also utilize an overlay sleeve for liquidity and allocation changes. The overlay sleeve is generally approximately 12% of the Portfolio’s assets. QMA adjusts the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. Under normal conditions, the Portfolio is expected to be invested within the ranges set forth below:
Asset Type	Minimum	Normal	Maximum
Equity and Equity-Related Securities*	60%	70%	80%
Debt Obligations and Money Market Instruments *	20%	30%	40%
*Note: ranges are expressed as a percentage of the Portfolio’s assets and include allocations within the overlay sleeve

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to April 29, 2013 the Portfolio was known as the AST First Trust Capital Appreciation Target Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to April 29, 2013 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST First Trust Capital Appreciation Target Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Best Quarter:		Worst Quarter:
16.29%	2nd Quarter 2009	-21.51%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (3/20/06)
Portfolio	-0.61%	6.11%	3.61%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.04%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.59%	8.43%	5.97%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward F. Keon Jr.	Managing Director & Portfolio Manager	April 2013
AST Investment Services, Inc.		Edward L. Campbell, CFA	Principal & Portfolio Manager	April 2013
		Joel M. Kallman, CFA	Vice President & Portfolio Manager	April 2013
		Stacie L. Mintz, CFA	Managing Director & Portfolio Manager	April 2013
		Jacob Pozharny, PhD	Managing Director, Portfolio Manager	April 2013
	PGIM, Inc./PGIM, Limited*	Michael J. Collins, CFA	Managing Director & Senior Investment Officer	April 2013
		Richard Piccirillo	Principal & Senior Portfolio Manager	April 2013
		Gregory Peters	Senior Portfolio Manager	April 2014
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
PGIM Limited, formerly Pramerica Investment Management Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	1.48%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA Emerging Markets Equity	$151	$468	$808	$1,768
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 123% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objective through investment in equity and equity-related securities of emerging market companies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities, including common stocks, preferred stocks, securities convertible into or exchanged for stocks, rights, warrants, depositary receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.
The equity investment strategy of the Portfolio’s subadviser, Quantitative Management Associates, LLC (QMA), employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
A company will be considered to be located in an emerging market if it is listed, headquartered, domiciled, or incorporated in an emerging market country. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
7.20%	2nd Quarter 2014	-17.91%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (02/25/13)
Portfolio	-16.84%	-7.95%

Index
MSCI Emerging Markets Index (GD) (reflects no deduction for fees, expenses or taxes)	-14.60%	-6.83%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Jacob Pozharny, PhD	Managing Director & Portfolio Manager	February 2013
AST Investment Services, Inc.		Wen Jin, PhD	Principal & Portfolio Manager	February 2013
		John Van Belle, PhD	Managing Director & Portfolio Manager	February 2013
		Vlad Shutoy	Portfolio Manager	October 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA LARGE-CAP PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.82%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA Large-Cap	$84	$262	$455	$1,014
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 96% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.73 billion and $539.08 billion as of February 29, 2016).
The equity investment strategy utilized by the Portfolio’s subadviser employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. The Portfolio’s subadviser constructs portfolios that seek to maximize the portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
6.64%	4th Quarter 2015	-6.16%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/29/13)
Portfolio	1.54%	12.86%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.01%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Daniel Carlucci, CFA	Vice President and Portfolio Manager	April 2013
AST Investment Services, Inc.		Devang Gambhirwala	Principal and Portfolio Manager	April 2013
		Stacie L. Mintz, CFA	Managing Director and Portfolio Manager	April 2013
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QMA US EQUITY ALPHA PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Dividend Expense on Short Sales	0.17%
Broker Fees and Expenses on Short Sales	0.25%
Total Annual Portfolio Operating Expenses	1.54%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA US Equity Alpha	$157	$486	$839	$1,834
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 105% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. For purposes of this investment policy, US issuers are issuers whose primary listing is on a securities exchange or market inside the United States.
By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the US market and includes the largest 1000 securities in the Russell 3000® Index.

In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.
In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Prior to May 1, 2008, the Portfolio was known as the AST AllianceBernstein Managed Index 500 Portfolio. Effective May 1, 2008, the Portfolio changed its investment strategy, investment objective, investment policies, and expense structure. The performance history furnished below prior to May 1, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former

AST AllianceBernstein Managed Index 500 Portfolio, and does not represent the actual or predicted performance of the AST QMA US Equity Alpha Portfolio.

Best Quarter:		Worst Quarter:
18.22%	2nd Quarter 2009	-21.92	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	3.08%	14.48%	6.86%

Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Stacie Mintz, CFA	Managing Director and Portfolio Manager	April 2013
AST Investment Services, Inc.		Devang Gambhirwala	Principal and Portfolio Manager	May 2008
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST QUANTITATIVE MODELING PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.84%
Total Annual Portfolio Operating Expenses	1.11%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Quantitative Modeling	$113	$353	$612	$1,352
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of other mutual funds (collectively referred to as the Underlying Portfolios) in accordance with its own specialized asset allocation strategy. Currently, the only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Trust and certain money market funds or short-term bond funds advised by Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager) or their affiliates.
The assets of the Portfolio are allocated to a capital growth investment strategy (referred to as the Capital Growth Segment) and a fixed income investment strategy (referred to as the Fixed Income Segment). Under normal circumstances, approximately 75% of the net assets attributable to the Capital Growth Segment are invested in Underlying Portfolios that invest primarily in equity securities while the remaining 25% of the Capital Growth Segment's net assets are invested in Underlying Portfolios that invest primarily in debt securities and money market instruments. All of the net assets attributable to the Fixed Income Segment are invested in the AST Investment Grade Bond Portfolio of the Trust (the AST Bond Portfolio). In pursuing its investment objective, the AST Bond Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Underlying Portfolios that invest primarily in equity securities are sometimes referred to as “Equity Underlying Portfolios” while Underlying Portfolios that invest primarily in debt securities and money market instruments, including the AST Bond Portfolio, are sometimes referred to as “Debt-Money Market Underlying Portfolios.”
Normally 100% of the Portfolio's net assets are allocated to the Capital Growth Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed Income Segment based on the application of a quantitative model to the Portfolio's overall net asset value (NAV) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed Income Segment when the Portfolio's NAV per share experiences certain declines and from the Fixed Income Segment to the Capital Growth Segment when the Portfolio's NAV per share experiences certain increases or remains flat over certain periods of time. The model, however, will not generate: (i) a transfer to the Fixed Income Segment from the Capital Growth Segment that would result in more than 90% of the Portfolio's net assets being allocated to the Fixed Income Segment, (ii) a large-scale transfer between the Portfolio’s segments that exceeds certain pre-determined daily percentage thresholds.
In an effort to reduce transaction costs, the Manager or QMA may decline to implement a transfer between the Portfolio's segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the Manager or QMA over time. The Manager or QMA may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (60%), MSCI EAFE Index (15%), and the Barclays Aggregate Bond

Index (25%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
10.11%	1st Quarter 2012	-5.89%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (5/2/11)
Portfolio	0.15%	6.30%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	11.42%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.57%	7.82%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	May 2011
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President	May 2011
	Quantitative Management Associates LLC	Ted Lockwood	Portfolio Manager, Managing Director	May 2011
		Marcus M. Perl	Portfolio Manager, Vice President	May 2011
		Edward L. Campbell, CFA	Portfolio Manager, Principal	May 2011
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	May 2011
		Rory Cummings	Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST RCM WORLD TRENDS PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.03%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST RCM World Trends	$105	$328	$569	$1,259
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 51% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, approximately 60% of the Portfolio’s net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Portfolio’s net assets and such fixed income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.); and (iii) the purchase of underlying exchange-traded funds. The Portfolio’s subadviser allocates assets among several investment strategies. The Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by the Portfolio’s Manager.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which includes the stocks and bonds of companies with similar investment objectives. The Portfolio's custom blended index consists of the MSCI World (Morgan Stanley Capital International) Index (GD) (42.5%), Barclays US Aggregate Bond Index (40%) and S&P 500 Index (17.5%).  The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends. Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Note: Prior to April 29, 2013 the Portfolio was known as the AST Moderate Asset Allocation Portfolio. Effective April 29, 2013 the Portfolio changed subadvisers, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below prior to April 29, 2013 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Moderate Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Best Quarter:		Worst Quarter:
13.83%	2nd Quarter 2009	-13.95%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (11/19/07)
Portfolio	-0.17%	5.03%	3.15%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	6.35%
Blended Index (reflects no deduction for fees, expenses or taxes)	-0.09%	6.51%	4.25%
MANAGEMENT OF THE PORTFOLIO
Investment Managers		Portfolio Managers	Title	Service Date
Prudential Investments LLC	Allianz Global Investors U.S. LLC	Dr. Herold Rohweder	Managing Director and Global Chief Investment Officer Multi Asset	March 2013
AST Investment Services, Inc.		Dr. Matthias Müller	Managing Director and Chief Investment Officer Multi Asset Active Allocation Strategies	March 2013
		Giorgio Carlino	Managing Director and CIO Multi Asset US	March 2013
		Dr. Michael Stamos	Director, Portfolio Manager	March 2013
		Claudio Marsala	Director, Portfolio Manager	April 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (USD Unhedged) (12.5%), and the Barclays US Aggregate Bond Index (30%).
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.10%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Schroders Global Tactical	$112	$350	$606	$1,340
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 83% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, exchange-traded funds (ETFs) and other investment companies (collectively, the Underlying Portfolios), and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no fewer than three countries). The subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.
Under normal circumstances, approximately 70% of the Portfolio's net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio's net assets and such fixed income exposure may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Portfolios. The Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Such exposures are preliminary and subject to change at any time.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%*
International Equities+	15%	25%	30%*
Investment Grade Bonds***	20%	30%	40%**
High Yield or “Junk” Bonds***	0%	0%	10%**
Alternatives	0%	0%	5%
+Under normal circumstances, the Subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Portfolio's international equity investments back into the US dollar. The Subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Portfolio's foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio's assets may be invested in issuers located in emerging market countries.
*Notwithstanding the individual maximum exposures for domestic equities (i.e., 55%) and international equities (i.e., 30%), the maximum combined exposure to equities is 80% of the Portfolio's net assets.
**Notwithstanding the individual maximum exposures for investment grade bonds (i.e., 40%) and high yield or “junk” bonds (i.e., 10%), the maximum combined exposure to fixed income securities is 40% of the Portfolio's net assets.
***US dollar-denominated sovereign and corporate emerging market debt is included in the Investment Grade and/or High Yield allocation. Local currency emerging market debt is included in the Alternatives allocation.
The Portfolio will normally allocate at least 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio's custom blended stock index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate Bond Index (30%). AST Investment Services, Inc. and Prudential Investments LLC determined the weight of each index comprising the blended index.

Note: The AST Schroders Global Tactical Portfolio, formerly the AST CLS Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 30, 2012. The performance figures shown below prior to April 30, 2012 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
15.85%	2nd Quarter 2009	-18.22%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (11/19/07)
Portfolio	-0.54%	6.97%	5.27%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	6.35%
Blended Index (reflects no deduction for fees, expenses or taxes)	1.14%	8.03%	4.65%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Schroder Investment Management North America Inc. Schroder Investment Management North America Limited	Johanna Kyrklund, CFA	Head of Multi-Asset Investments	April 2012
		Philip Chandler, CFA	Multi-Asset Portfolio Manager	April 2012
		Angus Sippe, CFA	Multi-Asset Portfolio Manager	April 2016
		Richard Coghlan, PhD	Multi-Asset Portfolio Manager	April 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.00%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$102	$318	$552	$1,225
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 46% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio's investments will change with market conditions.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
20.50%	2nd Quarter 2009	-26.22%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.79%	9.46%	8.45%

Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	7.95%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	UBS Asset Management (Americas) Inc.	David Wabnik	Head of US Small Cap Growth Equities, Senior Portfolio Manager, and Executive Director	April 2016
		Samuel Kim, CFA	Co-Portfolio Manager and Executive Director	April 2016
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.05%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth Opportunities	$107	$334	$579	$1,283
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the Portfolio’s subadvisers intend to focus the Portfolio's investments will change with market conditions.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: The AST Small-Cap Growth Opportunities Portfolio, formerly the AST Federated Aggressive Growth Portfolio, changed subadvisers and changed its investment policies and strategies effective November 24, 2014. The annual returns prior to November 24, 2014 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadvisers.

Best Quarter:		Worst Quarter:
24.89%	2nd Quarter 2009	-26.40%	3rd Quarter 2011

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	1.34%	9.33%	6.79%

Index
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38%	10.67%	7.95%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	RS Investment Management Co. LLC	Stephen J. Bishop	Co-Portfolio Manager	November 2014
AST Investment Services, Inc.		Melissa Chadwick-Dunn	Co-Portfolio Manager	November 2014
		D. Scott Tracy, CFA	Co-Portfolio Manager	November 2014
		Christopher W. Clark, CFA	Co-Portfolio Manager	December 2014
	Wellington Management Company LLP	Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	November 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST SMALL-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Acquired Fund Fees & Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.01%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Value	$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing at least 80% of its assets in small capitalization companies.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
21.99%	3rd Quarter 2009	-23.68%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-4.31%	8.99%	6.96%

Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-7.47%	7.67%	5.57%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	J.P. Morgan Investment Management, Inc.	Dennis S. Ruhl, CFA	Managing Director	December 2004
AST Investment Services, Inc.		Phillip D. Hart, CFA	Managing Director	March 2012
	LMCG Investments, LLC	R. Todd Vingers, CFA	Portfolio Manager	December 2004
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.90%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Asset Allocation	$92	$287	$498	$1,108
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 94% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The Portfolio’s subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of up to $3 billion. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. Up to 10% of the equity portion may be allocated to a real assets segment. The real assets segment invests with the intention of providing exposure to companies that focus on real asset investments. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies. The Portfolio’s maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.

The Portfolio’s principal investment strategies also include an allocation to a liquidity strategy in which the Portfolio allocates approximately 10% of its net assets. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income portions of the Portfolio; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index, which includes the stocks and bonds of companies with similar investment objectives. The Portfolio’s custom blended index consists of the Russell 3000 Index (45%), the Barclays US Aggregate Index (40%), and the MSCI EAFE Index (15%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the custom blended index.

Best Quarter:		Worst Quarter:
13.54%	2nd Quarter 2009	-14.26%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	0.04%	7.45%	5.80%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.63%	7.56%	6.01%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	May 2010
AST Investment Services, Inc.		Toby M. Thompson, CFA, CAIA	Vice President and Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.13%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Year	10 Years
AST T. Rowe Price Growth Opportunities	$115	$359	$622	$1,375
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 55% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, approximately 85% of its total assets in equity securities and 15% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 75-90% of the Portfolio’s net assets and the fixed income portion between 10-25% of the Portfolio’s net assets. The Portfolio concentrates on common stock investments in larger, more established companies, but the Portfolio may also invest in small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio is allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US dollar currencies and money market vehicles. The Portfolio may invest a portion of its assets in real estate investment trusts (REITs) and US Treasury inflation protected securities.
The Portfolio’s principal investment strategies also include an allocation to a liquidity strategy which the Portfolio allocates approximately 10% of its net assets. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives) swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the participating insurance companies’ variable annuity contracts may result in systematic transfers of assets among the investment options under the contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, may result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. These formulas may also adversely affect the Portfolio’s returns by requiring the purchase or sale of securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest of portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Portfolio's primary custom blended stock index consists of the S&P 500 (85%) and Barclays Capital Aggregate Bond Index (15%). The Portfolio’s secondary custom blended stock index consists of the Russell 3000 Index (60%), MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), and Barclays Capital Aggregate Bond Index (15%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
5.35%	4th Quarter 2015	-6.80%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (02/10/14)
Portfolio	1.50%	4.31%

Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	9.68%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.43%	5.72%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.; T. Rowe Price International, Ltd; T. Rowe Price International, Ltd, Tokyo Branch and T. Rowe Price Hong Kong, Limited	Charles M. Shriver, CFA	Vice President and Portfolio Manager	February 2014
AST Investment Services, Inc.	.	Toby Thompson, CFA, CAIA	Vice President and Portfolio Manager	February 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.95%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.94%
(1) The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Growth	$96	$302	$525	$1,165
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 47% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio takes a growth approach to investing. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Portfolio’s subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
19.97%	2nd Quarter 2009	-22.64%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	9.58%	14.60%	9.08%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Robert Sharps, CFA	Vice President and Portfolio Manager	December 2005
AST Investment Services, Inc.		Taymour Tamaddon	Portfolio Manager	June 2016
*Note: Robert Sharps is expected to transition off of the Portfolio on or about December 31, 2016. Taymour Tamaddon is expected to begin managing the Portfolio on or about June 30, 2016. Additional information pertaining to Taymour Tamaddon will be provided prior to this transition.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.04%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Natural Resources	$106	$331	$574	$1,271
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 87% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies. The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Portfolio’s subadviser's outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
In the mining area, for example, the Subadviser might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may also invest in other investment companies and illiquid securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
23.08%	2nd Quarter 2009	-34.03%	3rd Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-19.25%	-5.52%	0.98%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Lipper Global Natural Resources Index (reflects no deduction for fees, expenses or taxes)	-22.21%	-8.51%	-0.85%
Lipper (VUF) Natural Resources Index (reflects no deduction for fees, expenses or taxes)	-24.43%	-8.22%	-0.04%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Shawn Driscoll	Vice President and Portfolio Manager	September 2013
AST Investment Services, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST TEMPLETON GLOBAL BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide current income with capital appreciation and growth of income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.97%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Templeton Global Bond	$99	$309	$536	$1,190
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 60% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Portfolio may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Portfolio may invest without limit in developing markets. Under normal market conditions, the Portfolio expects to invest at least 40% of its net assets in foreign securities. In addition, the Portfolio’s assets will be invested in issuers located in at least three countries (including the US). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.

Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor's (S&P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Portfolio’s subadviser to be of comparable quality. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.
For purposes of pursuing its investment goals, the Portfolio regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts and currency swaps. The Portfolio typically holds significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Portfolio’s assets to obligations under these instruments. The result of such transactions may represent, from time to time, a large component of the Portfolio’s investment returns. The Portfolio may also enter into various other transactions involving derivatives, including interest rate/bond futures and swap agreements (which may include interest rate and credit default swaps). These derivative transactions may be used for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.
Note: Prior to April 29, 2013 the Portfolio was known as the AST T. Rowe Price Global Bond Portfolio. Effective April 29, 2013 the Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategies, and expense structure. The performance figures furnished below prior to April 29, 2013 reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST T. Rowe Price Global Bond Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategies, and expense structure.

Best Quarter:		Worst Quarter:
7.87%	2nd Quarter 2009	-5.29%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 year	5 years	10 years
Portfolio	-4.62%	0.23%	3.15%

Index
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	-3.57%	-0.08%	3.44%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-3.15%	0.90%	3.74%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Franklin Advisers, Inc.	Michael Hasenstab, PhD.	Executive Vice President, Chief Investment Officer & Portfolio Manager	April 2013
AST Investment Services, Inc.		Christine Zhu	Portfolio Manager	May 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.06%
(1) The Manager has contractually agreed to waive 0.01% of the investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST WEDGE Capital Mid-Cap Value	$108	$339	$589	$1,305
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 58% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by mid-capitalization companies. Mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data. Although the Portfolio invests primarily in common stocks of US mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-US issuers.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of one or more secondary indexes which include the stocks of companies with similar investment objectives.

Best Quarter:		Worst Quarter:
23.70%	2nd Quarter 2009	-28.37%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-6.61%	10.20%	7.32%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	-4.78%	11.25%	7.61%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	WEDGE Capital Management, LLP	Brian J. Pratt, CFA	General Partner/Lead Analyst	April 2015
AST Investment Services, Inc.		John G. Norman	General Partner	November 2005
		Caldwell Calame, CFA	Executive Vice President	January 2009
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	1.09%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Hedged Equity	$111	$347	$601	$1,329
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 55% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that will generate attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of the Portfolio’s subadviser’s equity investment strategies. Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. In addition, the Portfolio may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Portfolio may purchase for investment.

The Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Correlation Risk. The effectiveness of the Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Options Risk. The value of the Portfolio’s index options will fluctuate with the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit potential gains. The Portfolio’s option overlay strategy may not reduce the Portfolio’s volatility to the extent desired if, among other things, unusual market conditions or the lack of a ready market for an option reduce the effectiveness of the strategy. The Portfolio may reduce its holdings of put options, which will result in an increased exposure to a market decline, and risks losing all or part of the cash paid for purchasing index put options.
Option Cash Flow Risk. The Portfolio intends to use the net index option premiums it receives from selling index call and index put options to lessen the costs of purchasing index put options. The premiums to be received by the Portfolio may, however, vary widely and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small and Medium Company Risk. Shares of common stock of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as these companies generally experience higher growth and failure rates, and typically have less access to capital, more limited product lines, and more inexperienced management. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index consisting of the Russell 3000 Index (50%), MSCI EAFE Index (20%), and the Bank of America Merrill Lynch 90-Day Treasury Index (30%). Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Wellington Management Hedged Equity Portfolio, formerly the AST Aggressive Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategies effective May 1, 2011. The performance figures below prior to May 1, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
17.30%	2nd Quarter 2009	-23.07%	4th Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	10 Years
Portfolio	-0.63%	6.25%	3.84%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	12.55%	7.30%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.38%	7.01%	5.06%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company LLP	Kent M. Stahl, CFA	Senior Managing Director & Director of Investment Strategy & Risk	April 2011
AST Investment Services, Inc.		Gregg R. Thomas, CFA	Senior Managing Director & Associate Director, Investment Strategy and Risk	April 2011
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.51%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.78%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Western Asset Core Plus Bond	$80	$249	$433	$966
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 170% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs). The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade (sometimes referred to as “junk bonds”), but at least B-/B3, or if unrated, are determined by the Portfolio to be of comparable quality.
The target dollar weighted average effective duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the dollar weighted average effective duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's dollar weighted average effective duration may fall outside of its expected dollar weighted average effective duration range due to market movements. If this happens, the Portfolio's Subadvisers will take action to bring the Portfolio's dollar weighted average effective duration back within its expected dollar weighted average effective duration range within a reasonable period of time. Duration refers to the range within which the dollar weighted average effective duration of the Portfolio is expected to fluctuate.
Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year, 5 years and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.55%	3rd Quarter 2009	-3.74%	3rd Quarter 2008

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (11/19/07)
Portfolio	1.24%	4.10%	4.18%

Index
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.23%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Western Asset Management Company, Western Asset Management Company Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
AST Investment Services, Inc.		Carl L. Eichstaedt	Portfolio Manager	November 2007
		Mark S. Lindbloom	Portfolio Manager	November 2007
		Michael C. Buchanan	Deputy CIO	November 2007
		Chia-Liang Lian	Head of Emerging Market Debt	April 2015
		Julien A. Scholnick	Portfolio Manager	April 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.03%
Fee Waiver and/or Expense Reimbursement	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.98%
(1) The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Western Asset Emerging Markets Debt	$100	$323	$564	$1,255
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 51% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities issued by governments, government related entities and corporations located in emerging markets, and related instruments. The Portfolio: (i) will normally invest in issuers located in no less than three emerging market countries; (ii) may invest without limit in high yield debt securities and related investments (sometimes referred to as “junk bonds”); and (iii) may invest up to 50% of its assets in non-US dollar denominated fixed income securities. The Portfolio also may invest in derivative instruments.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers.

Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.77%	2nd Quarter 2014	-7.00%	2nd Quarter 2013

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (8/20/12)
Portfolio	-3.08%	-1.73%

Index
J.P. Morgan EMBI Global Index (reflects no deduction for fees, expenses or taxes)	1.23%	1.37%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Western Asset Management Company, Western Asset Management Company Limited	S. Kenneth Leech	Chief Investment Officer	March 2014
AST Investment Services, Inc.		Gordon S. Brown	Portfolio Manager	March 2014
		Chia-Liang Lian	Head of Emerging Market Debt	April 2015
		Kevin Ritter	Portfolio Manager	April 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the TRUST and its Portfolios
This prospectus provides information about the Trust and its separate Portfolios. The Portfolios of the Trust which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this Prospectus other than the AST AQR Emerging Markets Equity Portfolio, the AST Bond Portfolio 2026, the AST Bond Portfolio 2027 and the AST Schroders Global Tactical Portfolio. PI serves as the sole investment manager for the AST AQR Emerging Markets Equity Portfolio, the AST Bond Portfolio 2026, the AST Bond Portfolio 2027 and the AST Schroders Global Tactical Portfolio. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. When used in this Prospectus, the term “Manager” refers to (a) PI with respect to the AST AQR Emerging Markets Equity Portfolio, the AST Bond Portfolio 2026, the AST Bond Portfolio 2027 and the AST Schroders Global Tactical Portfolio; and (b) PI and ASTIS, collectively, with respect to all other Portfolios covered by this Prospectus. The Manager has retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Manager, each Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled “More Detailed Information About Other Investments and Strategies Used by the Portfolios.”
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Trust without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST Academic Strategies Asset Allocation Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the Portfolio's assets are allocated to traditional asset classes and investment strategies and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. Those percentages are subject to change by the Manager and Quantitative Management Associates LLC (QMA).
The overall asset allocation strategy for the Portfolio is determined by QMA and the Manager. The assets of the Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.
Traditional Asset Classes
US Large-Cap Equity	■ ■ Growth ■ Value

Traditional Asset Classes
■ Core
US Mid-Cap Equity	■ ■ Growth ■ Value
US Small-Cap Equity	■ ■ Growth ■ Value
International Equity	■ ■ Developed Markets Growth ■ Developed Markets Value ■ Emerging Markets
Fixed Income	■ ■ US Investment Grade ■ US High-Yield ■ International (Hedged) ■ Emerging Markets

Non-Traditional Asset Classes
Real Estate	■ ■ US Real Estate ■ International Real Estate
Real Return*	■ ■ Commodities Related ■ Inflation-Indexed Securities ■ Global Infrastructure
Alternative	■ ■ Long/Short Market-Neutral ■ Global Macro ■ Hedge Fund Replication ■ Diversified Arbitrage ■ Currency ■ OverlayLong/Short Equity ■ Distressed Debt ■ Private Equity
* Real return means the annual percentage return on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.
QMA and the Manager determine the strategic allocation of the Portfolio based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. The Manager will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio's then-current asset allocation. The Manager also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio invests approximately 65% of its assets in Underlying Portfolios, primarily other portfolios of the Trust. The Subadvisers directly manage the remaining 35% of the Portfolio's assets under normal circumstances. Those percentages are subject to change by the Manager and QMA.
PI monitors the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returns-based analyses of the Portfolio's direct and indirect portfolio holdings. QMA and the Manager also meet periodically. QMA and the Manager seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Portfolios, and the Subadvisers based upon their ongoing assessment of the above-referenced factors. The extent to which any recommendations are adopted is determined solely by the Manager and QMA.

As set forth above, the Portfolio invests a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust. The Subadvisers will directly manage the remaining portion of the Portfolio's assets. Under the 1940 Act, the Subadvisers may invest Portfolio assets in “securities” (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not “securities” within the meaning of the 1940 Act (collectively, Other Investments).
Investments in Traditional Asset Classes. With the exception of the International Fixed Income (Hedged) and Emerging Markets investment categories within the fixed income asset class, exposure to all of the remaining traditional investment categories is generally obtained through investments in Underlying Portfolios that are portfolios of the Trust. Pacific Investment Management Company LLC (PIMCO) serves as the Subadviser to the International Fixed Income (Hedged) and Western Asset Management Company/Western Asset Management Company Limited serves as Subadvisers to the Emerging Markets and Macro Opportunities investment categories.
UNDERLYING PORTFOLIOS. The principal investments of the Underlying Portfolios that are currently used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Portfolio, other Underlying Portfolios from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Loomis Sayles Large-Cap Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large-Cap Equity Growth
AST T. Rowe Price Large-Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality US companies	Domestic Large-Cap Equity Growth
AST QMA US Equity Alpha	The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers.	Domestic Large-Cap Equity Core
AST Goldman Sachs Large-Cap Value	The Portfolio seeks to achieve its investment objective by investing in value opportunities that Goldman Sachs Asset Management, L.P. (GSAM), defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (Net Assets) in a diversified portfolio of equity investments in large-cap US issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000 Value Index at the time of investment.	Domestic Large-Cap Equity Value
AST Hotchkis & Wiley Large-Cap Value (formerly, AST Large-Cap Value)	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large-Cap Equity Value
AST Goldman Sachs Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Small-Cap Growth Opportunities	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small-Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small-Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value

Underlying Fund Portfolio	Principal Investments	Traditional Investment Category
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST BlackRock/Loomis Sayles Bond	Invests primarily in fixed income securities of varying maturities	Domestic Investment Grade Fixed Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed income and debt securities of various maturities	Domestic Investment Grade Fixed Income
AST BlackRock Low Duration Bond	Invests primarily in fixed income securities of varying maturities, so that the Portfolio's expected average duration will be from one to three years.	Domestic Investment Grade Fixed Income
AST High Yield	Invests primarily in fixed income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Prudential Core Ultra Short Bond Fund	Invests primarily in short-term money market instruments issued by the US Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments	Money Market
INTERNATIONAL FIXED INCOME (HEDGED) (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this sleeve in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The sleeve normally limits its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 20% of its total assets. PIMCO selects the sleeve's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances. The average portfolio duration of this sleeve normally varies within two years (plus or minus), as calculated by PIMCO, of the duration of the J.P. Morgan GBI Global ex-US Index Hedged in USD, which as of March 31, 2016 was 8.71 years. The sleeve invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The sleeve may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. For purposes of this sleeve, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this sleeve in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this sleeve in preferred stocks. This sleeve of the Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s Prospectus or Statement of Additional Information. This sleeve may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. This sleeve of the Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
EMERGING MARKETS FIXED INCOME (WESTERN ASSET MANAGEMENT COMPANY / WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset Management Company and Western Asset Management Company Limited (Western Asset) invests, under normal circumstances, at least 80% of the assets attributable to this investment category in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. Western Asset may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by Western Asset. Below investment grade securities are commonly referred to as “junk bonds.” Western Asset also may invest up to 50% of the assets attributable to this investment category in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. Western Asset’s portfolio managers normally will invest in at least three emerging market countries, which are countries that, at the time of investment, are either: (i) represented in the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Corporate Emerging Bond Index Broad, or the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified; (ii) categorized by the World Bank in its annual categorization of national incomes as low- or middle-income; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but not an OECD member.
Instead of investing directly in particular securities, Western Asset may use instruments such as derivatives and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. Western Asset may use one or more types of these instruments without limit and may also engage in a variety of transactions using derivatives in order to change the investment characteristics of portfolio securities (such as shortening or lengthening duration) and for other purposes.
MACRO OPPORTUNITIES (WESTERN ASSET MANAGEMENT COMPANY/WESTERN ASSET MANAGEMENT COMPANY LTD). Western Asset implements an opportunistic investing strategy by focusing on long-term value investing and active management of duration, yield curve, and volatility. In this investment category, Western Asset seeks to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Western Asset portfolio managers do not invest in individual equities, they may also invest in equity-related strategies, such as equity index futures and swaps, to the extent consistent with the Portfolio’s overall investment objective and strategy.
Western Asset may enter into various derivative transactions for both hedging and non-hedging purposes, including seeking to enhance returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, Western Asset may use bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.
Western Asset may also use commodity and commodity index futures, options and swaps. Non-dollar securities may be held on a currency hedged or unhedged basis. Western Asset may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. Western Asset may also engage in short sales or may otherwise hold short positions.
Although Western Asset may invest in securities of any maturity, it will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset, within the range of -5 to 10 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). Western Asset may invest in debt and fixed income securities of any credit quality, including securities that are in default.
Investments in Non-Traditional Asset Classes. With the exception of the US Real Estate and International Real Estate investment categories within the Real Estate asset class, exposure to the remaining non-traditional investment categories is obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Portfolio, Underlying Portfolios from time to time may be added to, or removed from, the Portfolio's list of available investment options.

REAL ESTATE. Exposure to the US real estate and international real estate investment categories is obtained through investments in the AST Cohen & Steers Realty Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Portfolios are described below.
Underlying Portfolio	Principal Investments	Traditional Investment Category
AST Cohen & Steers Realty	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate
The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.
Subadvisers	Investment Categories and Strategies
CoreCommodity Management, LLC (CoreCommodity)	Commodities Related
Pacific Investment Management Company LLC (PIMCO)	Inflation-Indexed Securities
International Fixed Income (Hedged)
Western Asset Management Company/ Western Asset Management Company Limited	Emerging Markets Fixed Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
Overlay
First Quadrant, L.P.	Global Macro
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC & CNH Partners, LLC	Diversified Arbitrage
J.P. Morgan Investment Management, Inc. (J.P. Morgan)	Long/Short Market Neutral
COMMODITIES RELATED (CoreCommodity). The CoreCommodity strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise the benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in the benchmark indexes.
INFLATION-INDEXED SECURITIES (PIMCO). Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the US government and non-US governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The US Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings are measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital US TIPS Index is calculated using the same conversion factors. The effective duration of the assets attributable to this investment category normally varies within three years (plus or minus) of the duration of the Barclays Capital US TIPS Index.

PIMCO invests the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities (junk bonds) rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in US dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO normally limits the foreign currency exposure (from non-US dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.
PIMCO may invest all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.
GLOBAL INFRASTRUCTURE (JENNISON). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.
LONG/SHORT MARKET NEUTRAL (QMA). QMA's Long/Short Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks. In general, this investment strategy has long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.
GLOBAL MACRO (FIRST QUADRANT). This is a global macro strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of numerous uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.
The five alpha-categories are:
■	Global Asset Class Selection
■	Stock Country Selection
■	Bond Country Selection
■	Currency Selection
■	Volatility Alpha

HEDGE FUND REPLICATION (ALPHASIMPLEX). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically makes extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.
AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed income securities (including US and non-US government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. Whereas AlphaSimplex does not invest directly in hedge funds, it may invest in non-US securities and instruments and securities and instruments traded outside the United States and expects to engage in non-US currency transactions.
AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
DIVERSIFIED ARBITRAGE (AQR AND CNH). The diversified arbitrage sleeve invests in a diversified portfolio of arbitrage and alternative investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage or alternative investment strategies described more fully below. CNH tactically allocates the sleeve's assets across arbitrage and alternative investment strategies with desirable anticipated returns based on market conditions.
CNH employs hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage and alternative strategies; (ii) keeping the overall volatility of the sleeve's net assets low; and (iii) maintaining a low correlation with the overall equity market. The diversified arbitrage sleeve also engages extensively in short sales of securities. When the diversified arbitrage sleeve sells a security short, it borrows the security from a third party and sells it at the then current market price. The diversified arbitrage sleeve is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the diversified arbitrage sleeve generally buys securities and simultaneously sells securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.
In order to pursue the investment strategies included herein, the diversified arbitrage sleeve invests in a diversified portfolio of instruments, including equity, convertible or corporate debt securities, municipal bonds, sovereign debt, loans, warrants, options, swaps (including credit default swaps on individual securities and/or baskets of securities), futures contracts, forward or other types of derivative instruments. The diversified arbitrage sleeve has no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage opportunities (or lack thereof) and the level of merger activity, the diversified arbitrage sleeve may temporarily invest a substantial portion of its assets in cash or cash-equivalent securities. The diversified arbitrage sleeve may employ additional alternative investment strategies as they arise.

Merger Arbitrage: When engaging in merger arbitrage, CNH buys shares of the “target” company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, CNH may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company.
■	Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.
■	While most corporate deals close successfully, many investors holding a target company's shares may choose to sell them before closing to avoid the possibility of a significant loss in value if the transaction fails to close.
■	The discount in the value of the target company's stock reflects the tension between (i) the likelihood of a completed transaction paying a certain amount of consideration for a target's shares and (ii) the willingness of holders of the target's stock to sell their stock at a discount prior to closing to lock-in gains and avoid the risk of a significant loss in value of the target's stock if the transaction does not close.
The diversified arbitrage sleeve invests in stocks of target companies in potential merger transactions based on CNH's expected risk-adjusted return for the arbitrage transaction. In most cases, the diversified arbitrage sleeve buys the target's stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the diversified arbitrage sleeve usually invests in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, American Depository Receipts, options, and bonds. The diversified arbitrage sleeve generally invests in target firms located in the United States, but may also invest in target firms located in other countries if circumstances warrant.
Convertible Arbitrage: When employing a convertible arbitrage strategy, CNH invests in Convertible Securities that are trading at discounts to their fundamental values (according to proprietary models) and attempts to mitigate the various risks associated with investing in the Convertible Securities. Although infrequent, CNH will at times short Convertible Securities that are trading at premiums to their fundamental values and will attempt to mitigate various risks associated with the short position (for example, by buying common shares into which the Convertible Security is convertible).
■	A Convertible Security is a debenture or a preferred security that the holder may exchange for common stock at a pre-specified conversion rate. Because of the option to convert the security into common stock, the convertible security pays a lower coupon or preferred dividend than a comparable non-convertible debt or preferred stock issued by the company.
■	Convertible Securities are a substantial source of capital for many companies, especially those with highly uncertain cash flows and immediate funding needs. Convertible securities are usually sold by issuing companies at discounts to their fundamental values. Because of their limited liquidity, they often trade at a discount in the secondary market.
■	Convertible arbitrageurs (such as the diversified arbitrage sleeve) are key participants in the Convertible Securities market, and typically buy the Convertible Security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various hedging strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the Convertible Security's price to changes in the issuer's stock price.
In most cases, the holding period for an investment by the diversified arbitrage sleeve in a convertible arbitrage trade is longer than a year, and could be several years for some investments. The diversified arbitrage sleeve generally holds Convertible Securities of domestic issuers, but may purchase Convertible Securities of foreign issuers if circumstances warrant.
Other arbitrage strategies: CNH also may employ other arbitrage strategies, such as “when-issued trading” arbitrage, “stub-trading” arbitrage, “dual-class” arbitrage and “closed-end fund” arbitrage.
■	When-issued arbitrage takes advantage of inefficiencies in the prices at which a parent's and subsidiary's stock are trading on a “when-issued” basis. When-issued opportunities typically occur immediately prior to the separation of a parent and subsidiary (i.e. spin-off, carve-out, spit-off).
■	Stub-trading arbitrage takes advantage of inefficiencies in the prices at which the stocks of a publicly traded parent corporation and its publicly traded subsidiary are trading.

■	Dual-class arbitrage takes advantage of inefficiencies in the prices at which different classes of a publicly traded company's stock are trading.
■	Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels. In general, the diversified arbitrage sleeve does not invest in closed-end funds with the intention of forcing a conversion into an open-end fund format.
The diversified arbitrage sleeve may employ additional arbitrage strategies as they arise.
Other Types of Alternative Investment Strategies used by Arbitrage Subadvisers: CNH also pursues other, non-arbitrage “alternative” investment strategies as it sees market opportunities to do so. For example, the diversified arbitrage sleeve expects to invest in “price pressure” trades, credit or distressed investments (short-term debt, distressed securities and straight debt), “SPACs” (Special Purpose Acquisition Corporations), “PIPEs” (Private Investments in Public Equities), IPOs (Initial Public Offerings), SEOs (Seasoned Equity Offerings), warrants and spin-offs.
When the diversified arbitrage sleeve enters into “price pressure” trades, it seeks to profit from situations in which concentrated buying or selling of securities by a particular group of investors overwhelms regular trading causing a temporary price dislocation. The diversified arbitrage sleeve buys securities subject to price pressure and hedges these purchases by shorting market indices or comparable securities.
Credit investments are made in convertibles, straight debt and loans of firms which offer attractive risk-adjusted returns on a hedged basis, typically around event-induced capital flows, and distressed investments are made in securities, equities, convertibles, straight debt and loans of firms that are in or near financial distress and which trade at substantial discounts to fundamental values.
PIPEs involve the direct purchase of a security from a publicly-traded firm in a private placement. The securities include equities, convertibles, debentures, and warrants. Trading in PIPE securities is often restricted for a pre-specified period before they can be resold in secondary markets.
Initial Public Offerings involve the purchase of a newly listed common stock in an underwritten offering. These are fundamental investments that CNH deems to be attractively priced.
Seasoned equity offerings involve the purchase of common stock of a listed company in an underwritten offering. These investments take advantage of the discount at which offerings are priced relative to the stock's market price, as well as the price pressure on the stock caused by a temporary supply-demand imbalance. Similarly, investments are made in new offerings of corporate debentures.
Warrants involve the purchase of exchange-traded warrants in US Treasury auctions or on the secondary market. These investments are typically hedged by short sales of the issuer's stock.
Spin-offs occur when the parent company distributes shares in a subsidiary to existing parent shareholders. Many parent shareholders opt to sell the newly traded shares because the spin-off shares do not meet their investing criteria. Because of this selling pressure, spin-off firms typically realize negative returns around the spin-off date. This is often reversed over the subsequent year. The diversified arbitrage sleeve purchases shares in spin-off firms based both on the estimated amount of price pressure selling and on CNH's fundamental valuation. Spin-off positions are hedged via industry ETFs or stock market futures.
CURRENCY (FIRST QUADRANT): The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in developed market currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return).

First Quadrant, the sleeve's subadviser, uses an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant's investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.
LONG-SHORT MARKET NEUTRAL (J.P. Morgan) The J.P. Morgan market neutral investment sleeve of the Portfolio takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 Indexes, in an effort to insulate the overall Portfolio's performance from the effects of general stock market movements. J.P. Morgan seeks to take long positions that will appreciate more rapidly than the short positions in rising markets and short positions that will decline faster than the long positions in declining markets.
This investment sleeve of the Portfolio purchases securities that J.P. Morgan believes are undervalued and sells short securities that J.P. Morgan believes are overvalued. The long and short positions are matched on a variety of risk characteristics in an attempt to limit exposure to macroeconomic factors. J.P. Morgan also seeks to balance Portfolio assets invested in each market sector in long and short positions in an attempt to remain sector neutral. In attempting to neutralize market and sector risks, J.P. Morgan emphasizes stock selection as the primary means of generating returns.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which this investment sleeve of the Portfolio may invest. This Portfolio segment may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions to hedge various investments, for risk management, and to increase its returns.
In managing the new market neutral investment sleeve of the Portfolio, J.P. Morgan will employ a three-step process that combines research, valuation, and stock selection. The research findings will allow J.P. Morgan to rank the companies according to their relative value. J.P. Morgan believes the greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company will be. The valuation rankings are produced with the help of a variety of models that quantify the J.P. Morgan research team's findings.
This Portfolio segment buys and sells securities according to J.P. Morgan's own policies, using the research and valuation rankings as a guide. In general, the J.P. Morgan team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the J.P. Morgan team often considers a number of other criteria, including:
■	catalysts that could trigger a rise in a stock's price;
■	the effect on the overall risk of the new market neutral investment sleeve of the Portfolio relative to its benchmark index; and
■	temporary mispricings caused by market overreactions.
OVERLAY (QMA). Up to approximately 10% of the Portfolio's net assets are allocated to the Overlay investment category subadvised by QMA. Up to approximately 50% of the assets attributable to this investment category are used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA analyzes the publicly available holdings of the Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, options, and swap agreements thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Trust. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Manager from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.
LONG/SHORT EQUITY. Long/short equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.
DISTRESSED DEBT. Event driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.
PRIVATE EQUITY. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.
Investments in Underlying Portfolios. Under normal conditions, the Portfolio invests approximately 65% of its assets in Underlying Portfolios that are portfolios of the Trust. An additional portion of the Portfolio may be invested in Underlying Portfolios (either portfolios of the Trust or other portfolios) to the extent the Manager and QMA would like to gain exposure to certain asset classes or investment strategies but for which the Manager has not retained a Subadviser to directly manage Portfolio assets for those asset classes or investment strategies.
Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Portfolio's assets are generally allocated in accordance with the strategic allocations and approximate asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.
	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed Income	20%	25%	35%
Real Estate	0%	10%	20%
Commodities Related	5%	10%	15%
Alternative Investments	5%	15%	25%
AST Advanced Strategies Portfolio
Investment Objective: to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Principal Investment Policies and Risks:
General. QMA allocates the net assets of the Portfolio across different investment categories and different Subadvisers. QMA also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.
QMA employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, QMA analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, QMA draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by QMA periodically and may be altered or adjusted by QMA without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or Fitch Ratings Ltd., or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest.
Overall, the Portfolio pursues a combination of traditional and non-traditional investment strategies. The approximate allocation across the various investment categories, sub-categories, and investment advisers is as follows:
Investment Category	Investment Sub-Category	Traditional or Non- Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
US Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth	0.9%
US Small-Cap Growth	N/A	Traditional	AST Small-Cap Growth Opportunities	0.6%
US Small-Cap Value	N/A	Traditional	AST Small-Cap Value	1.2%
US Small-Cap Value	N/A	Traditional	AST Goldman Sachs Small-Cap Value	0.5%
US Large-Cap Growth	N/A	Traditional	Brown Advisory LLC	8.0%
US Large-Cap Growth	N/A	Traditional	Loomis, Sayles & Company, L.P.	8.1%
US Large-Cap Value	N/A	Traditional	T. Rowe Price Associates, Inc.	17.2%
International Growth	N/A	Traditional	William Blair Investment Management, LLC	9.6%
International Value	N/A	Traditional	LSV Asset Management	9.5%
US Fixed Income	N/A	Traditional	PGIM, Inc.	10.0%
Hedged International Bond	Developed Markets	Traditional	Pacific Investment Management Company LLC (PIMCO)	6.9%
	Emerging Markets	Traditional	PIMCO	3.5%
Advanced Strategies I	Commodity Real Return	Non-Traditional	PIMCO	2.5%
	TIPS Real Return	Non-Traditional	PIMCO	2.1%
	Real Estate Real Return	Non-Traditional	PIMCO	3.8%

Investment Category	Investment Sub-Category	Traditional or Non- Traditional	Subadviser or Underlying Trust Portfolio	Approximate Allocation of Portfolio Assets
Advanced Strategies II	N/A	Non-Traditional	QMA	14.9%
The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return and exchange traded fund investment strategies. The Portfolio uses derivative instruments to gain exposure to certain commodity and real estate related indices along with high yield bonds (also referred to as “junk” bonds) in connection with these investment strategies. The asset allocations described above are subject to change at any time without notice at the sole discretion of the Manager.
Description of Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which the applicable Subadvisers pursue traditional investment strategies are the following:
■	US Large-Cap Growth;
■	US Large-Cap Value;
■	US Small-Cap;
■	International Growth;
■	International Value;
■	US Fixed Income; and
■	Hedged International Bond
Brief descriptions of the investment strategies used by the Subadvisers are set forth below:
US Large-Cap Growth (Brown Advisory). Brown Advisory’s large-cap growth equity strategy is a concentrated portfolio typically comprising 30-35 securities. The strategy’s investment process is based on fundamental bottom-up research. Brown Advisory seeks to own strong businesses that it believes have the potential to grow their earnings per share over 14% on an annual basis through a full market cycle. Brown Advisory seeks to optimize the portfolio around the upside potential/downside risk of each holding, and allocate capital to those securities with the best risk versus reward profile.
US Large-Cap Growth (Loomis, Sayles & Company, L.P.). Loomis, Sayles & Company, L.P. (Loomis Sayles) employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which Loomis Sayles may deem appropriate. Loomis Sayles will typically hold between 30-40 stocks.
US Large-Cap Value (T. Rowe Price). T. Rowe Price invests primarily in common stocks of large US companies that the Subadviser regards as undervalued. T. Rowe Price also may invest up to 25% of the assets attributable to this investment category in foreign securities. T. Rowe Price typically employs a “value” approach in selecting investments for the domestic large-cap value portion of the Portfolio. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
US Small-Cap. QMA also allocates Portfolio assets to the US Small-Cap investment category. The Portfolio achieves exposure to US small-cap equity securities through investments in certain other portfolios of the Trust (the Underlying Small-Cap Portfolios). PI employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Small-Cap Portfolios. The Underlying Small-Cap Portfolios in which the Portfolio currently invests are described briefly below.
Underlying Small-Cap Portfolio	Investment Objective	Principal Investments
AST Small-Cap Growth	Seeks long-term capital growth	Invests at least 80% of the value of its assets in small capitalization companies
AST Small-Cap Growth Opportunities	Seeks capital growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market
AST Small-Cap Value	long-term capital growth	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued
AST Goldman Sachs Small-Cap Value	Seeks long-term capital appreciation	Invests primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.
International Growth (William Blair). William Blair uses fundamental research to identify stocks of foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.
International Value (LSV). LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.
US Fixed Income (PGIM). PGIM’s US fixed income strategy seeks to outperform the Barclays US Aggregate Bond Index over the intermediate and long term, by investing at least 80% of the assets in bonds, which includes all fixed income securities with a maturity at date of issue of greater than one year. PGIM allocates assets among different debt securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities. PGIM may invest up to 30% of the assets in below investment-grade securities. PGIM may also invest up to 30% of the assets in foreign debt securities.
Hedged International Bond: Developed Markets Sub-category and Emerging Markets Sub-category (PIMCO). The Hedged International Bond investment category contains a Developed Markets sub-category and an Emerging Markets sub-category. PIMCO is responsible for allocating assets between the Developed Markets sub-category and the Emerging Markets sub-category. Emerging markets include those in countries defined as emerging or developing by the World Bank. Remaining markets will be classified as developed markets. In general terms, a security will be considered to be an emerging market security if it is principally traded on the securities markets of an emerging market country, or if the issuer thereof is organized or principally operates in an emerging market country, derives a majority of its income from its operations within an emerging market country, or has the majority of its assets in an emerging market country.

Under normal circumstances, PIMCO invests at least 80% of the net assets attributable to this investment category in fixed income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Foreign currency exposure (from non-US dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets directly managed by PIMCO in an effort to reduce the risk of loss due to fluctuations in currency exchange rates.
PIMCO selects the foreign country and currency compositions for each sub-category based upon its evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration normally varies within two years (plus or minus) of the index duration, as calculated by PIMCO. PIMCO may invest all of the assets attributable to this investment category in non-investment grade fixed income securities, subject to a limit of investing no more than 15% of such total assets in securities rated below B by Moody's or by S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.
Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which PIMCO and PI pursue non-traditional investment strategies include the following:
■	Advanced Strategies
■	Commodities Real Return sub-category
■	Real Return sub-category
■	Real Estate Real Return sub-category
■	Advanced Strategies II
Brief descriptions of the investment strategies used by PIMCO and PI are set forth below:
Advanced Strategies I: The Advanced Strategies I investment category contains a Commodities Real Return sub-category, a Real Return sub-category, and a Real Estate Real Return sub-category. PI directs PIMCO on how to allocate assets among the Commodities Real Return sub-category, the Real Return sub-category, and the Real Estate Real Return sub-category based upon PI's own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors.
The average portfolio duration for securities held in this investment category normally varies within three years (plus or minus) of the real duration of the Barclays US TIPS Index. For these purposes, in calculating the average portfolio duration for this investment category, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities. The assets attributable to this investment category may be invested in a limited number of issuers. Up to 10% of the total assets attributable to this investment category may be invested in preferred stock.
Advanced Strategies I: Commodities Real Return Sub-category (PIMCO). Rather than invest directly in physical commodities, PIMCO employs an “enhanced-index” strategy for this sub-category. Specifically, PIMCO uses commodity-index-linked derivative instruments, such as commodity swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones AIG Commodity Total Return Index, a widely followed measure of commodity prices. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. Inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. The Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Advanced Strategies I: Real Return Sub-category (PIMCO). This sub-category focuses primarily on investments in US Treasury Inflation Protected Securities. The top-down investment process used by PIMCO for this sub-category begins with its annual secular forum where PIMCO develops a 3-5 year outlook for the global economy and interest rates. This analysis helps set the basic sub-category parameters, including duration, yield-curve positioning, sector weightings, credit quality breakdown, and individual security selection. PIMCO focuses on duration management to manage yield curve exposure based on the firm's general investment outlook.
Advanced Strategies I: Real Estate Real Return Sub-category (PIMCO). Similar to the investment strategy for the Commodities Real Return sub-category, PIMCO employs an enhanced-index strategy for the Real Estate Real Return sub-category rather than invest directly in REITs. Specifically, PIMCO uses REIT-index-linked derivative instruments, such as REIT swap agreements, with a goal of gaining 100% exposure to the investment return of the Dow Jones - Wilshire REIT Index, a widely followed measure of REIT prices. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other fixed income instruments, including derivative fixed income instruments. As set forth above, inflation-indexed bonds offer a return that is linked to changes in the rate of inflation. PIMCO may invest assets attributable to this sub-category directly in REITs as well.
Advanced Strategies II (QMA). Up to approximately 15% of the Portfolio's net assets may be allocated to the Advanced Strategies II investment category subadvised by QMA. Up to approximately 10% of the assets attributable to this investment category may be used to take long and short positions in ETFs, exchange traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Advanced Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed income, and non-traditional assets. As such, this portion of the Advanced Strategies II investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, options, and swap agreements thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.
The Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds, except that the Portfolio may invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.
US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies. While a Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest in mortgage-backed and other asset backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Short Sales and Short Sales “Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.

However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and the Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios’ other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each of collateralized bond obligations (CBOs), collateralized loan obligations (CLOs), other collateralized debt obligations (CDOs) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
AST AQR EMERGING MARKETS EQUITY Portfolio
Investment Objective: to seek long-term capital appreciation. The investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.
Principal Investment Policies:
The Portfolio attempts to achieve its investment objective by both overweighting and underweighting securities, industries, countries, and currencies relative to the MSCI Emerging Markets Index, using AQR's proprietary quantitative return forecasting models and systematic risk-control methods. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities, including common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities, of issuers: (i) located in emerging market countries or (ii) included as emerging market issuers in one or more broad-based market indices. The Portfolio invests in companies with a range of market capitalizations, possibly including small-cap companies. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above.
AQR employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.
A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. AQR's models consider a wide range of indicators—from traditional valuation and momentum indicators, and signals derived from macroeconomic fundamentals. These diverse sets of inputs, combined with AQR's proprietary portfolio construction methodology, optimization process, and trading technology, are important elements in AQR's investment process. AQR's portfolio construction is motivated by fundamental economic insights and AQR believes a systematic implementation of those ideas leads to a better long-term investment process.
AQR believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
Value strategies favor securities that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value strategies include using price-to-earnings and price-to-book ratios for choosing individual equities and countries.
Momentum strategies favor securities with strong recent performance. Examples of momentum strategies include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selection currencies.
In addition to these two main investment signals, AQR may use a number of additional quantitative signals based on AQR's proprietary research. Examples of such signals are evaluating the robustness of financial statements or the soundness of balance sheets for individual companies, or evaluating economic growth and monetary policy for making investment decisions for aggregate equity markets or currencies.
AQR views the selection of individual securities, countries, and currencies as three independent decisions. AQR may utilize depositary receipts, options, warrants, country index futures, equity swaps, index swaps, foreign currency forwards, and other types of derivative instruments to implement its investment program. These instruments allow

AQR to separate security, country, and currency investment decisions, and more efficiently manage their corresponding risks. AQR intends to use some or all of these instruments at all times, in order to implement its investment strategy.
AQR's use of derivative instruments in the Portfolio is intended to result in a more efficient means of gaining market exposure, expressing investment views, and managing risk exposures. AQR will not use derivative instruments to leverage the Portfolio's net exposure to the MSCI Emerging Markets Index.
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
■	American Depositary Receipts
■	Convertible Securities
■	Credit Default Swaps
■	Derivatives
■	Equity Swaps
■	Exchange-Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Global Depositary Receipts
■	Interest Rate Swaps
■	Non-Voting Depositary Receipts
■	Options
■	Short Sales Against-the-Box
■	Swap Options
■	Swaps
■	Temporary Defensive Investments
■	Total Return Swaps
AST AQR LARGE-CAP PORTFOLIO
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-cap companies, including common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, American Depositary Receipts and options to purchase common stock. For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.73 billion and $539.08 billion as of February 29, 2016). The Portfolio normally is managed by both overweighting and underweighting securities relative to the S&P 500 Index, using proprietary quantitative return forecasting models and systematic risk-control methods.
The Portfolio invests in securities that are included in the S&P 500 Index and may be augmented with additional securities that are deemed to have similar characteristics. From this investment universe, the Portfolio utilizes a disciplined approach that includes both selection of individual stocks within industries and explicit industry/sector selection. This approach is carried out through a systematic and quantitative investment process.

The Portfolio’s subadviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. The models consider a wide range of indicators—including traditional valuation and momentum indicators. These diverse sets of inputs, combined with a proprietary portfolio construction methodology, optimization process, and trading technology, are important elements in the investment process. Portfolio construction is motivated by fundamental economic insights and systematic implementation of those ideas leads to a better long-term investment process.
The Portfolio may invest in financial futures contracts as an efficient means of gaining exposure to the S&P 500 Index. The Portfolio will not invest in financial futures contracts to leverage the Portfolio’s net exposure to the S& P 500 Index.
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 70%-90% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance.
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
Investment Objective: to seek high total return consistent with a moderate level of risk.
Principal Investment Policies:
General. The Portfolio is a global, multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities (including, without limitation, US Treasuries and US government securities), junk bonds, real estate investment trusts (REITs), exchange-traded funds (ETFs), and derivative instruments, including commodity-linked derivative instruments.  In seeking to achieve the Portfolio’s investment objective, BlackRock causes the Portfolio’s assets to be allocated across several investment strategies. The strategies invest primarily in equity securities, fixed income securities, and a global tactical asset allocation strategy (the GTAA strategy) that, under normal circumstances, provides exposure to the equity and fixed income asset classes along with real estate-related and commodity-related investments.  The GTAA strategy is used: (i) as a completion strategy to access and adjust exposures to various asset classes and underlying strategy allocations and (ii) an overlay strategy to enhance the total return and manage portfolio risk at the aggregate level. Derivatives, ETFs, and cash securities may be used within the GTAA strategy.  The Portfolio allocates its assets among various regions and countries, including the United States (but in no less than three countries).
Pursuant to an exemptive order (Order) granted by the SEC, the Portfolio is permitted to invest in unaffiliated funds beyond the limitations of Section 12(d)(1)(A)(i) of the Investment Company Act of 1940, subject to the conditions of the Order, including that the Portfolio and the unaffiliated fund enter into a participation agreement stating, without limitation, that the respective Board and investment adviser understand the terms and conditions of the Order and agree to fulfill their responsibilities under the Order.
Asset Allocation Ranges. As set forth below, the Portfolio may gain exposure to the relevant asset classes directly through investments in securities or ETFs, or through the use of derivatives and other financial instruments. The Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes are set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	5%	20%	35%
Non-US Equity	5%	20%	30%
US Small Cap Equity	0%	0%	10%
Total Equities	30%*	40%	50%**

Fixed Income

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Investment Grade Bonds	20%	30%	40%
High Yield Bonds	5%	15%	25%
Total Fixed Income	25%	45%	55%***

REITs	0%	10%	20%
Commodities	0%	5%	15%
Total REITs + Commodities	0%	15%	30%****
*	Notwithstanding the individual minimum exposures for the US Equity (i.e., 5%) and Non-US Equity (i.e., 5%) asset classes, the minimum combined exposure to equity investments is 30% of the Portfolio’s net assets.
**	Notwithstanding the individual maximum exposures for the US Equity (i.e., 35%) and Non-US Equity (i.e., 30%) asset classes, the maximum combined exposure to equity investments is 50% of the Portfolio’s net assets.
***	Notwithstanding the individual maximum exposures for the Investment Grade Bond (i.e., 40%) and Junk Bond (i.e., 25%) asset classes, the maximum combined exposure to fixed income investments is 55% of the Portfolio’s net assets.
****	Notwithstanding the individual maximum exposures for the REIT (i.e., 20%) and Commodities (i.e., 15%) asset classes, the maximum combined exposure to the alternative investments is 30% of the Portfolio’s net assets.
With respect to its equity investments, the Portfolio may invest in ETFs or individual equity securities. The Portfolio or ETFs may invest in common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Portfolio may invest in securities of both US and non-US issuers, including emerging markets, which can be US dollar-based or non-US dollar-based and may be currency hedged or unhedged. The Portfolio may invest in securities of companies of any market capitalization.
With respect to its fixed income investments, the Portfolio may invest in ETFs or individual fixed income securities. The Portfolio and the ETFs may invest in a portfolio of fixed income securities such as corporate bonds and notes, commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured either by commercial property or residential mortgages, as applicable), inflation-protected bonds, collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), collateralized debt obligations, asset-backed securities, convertible securities, debt obligations of governments and their sub-divisions (including those of non-US governments), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Portfolio and the ETFs may also invest a significant portion of their assets in non-investment grade bonds (junk bonds or distressed securities), non-investment grade bank loans, foreign bonds (both US dollar- and non-US dollar-denominated) and bonds of emerging market issuers. The Portfolio and the ETFs may invest in non-US dollar-denominated bonds on a currency hedged or unhedged basis.
The Portfolio may invest in derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps and foreign currency transactions (including swaps), for hedging purposes, as well as to increase the return on its portfolio investments. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-US currencies.
The Portfolio may invest in US and non-US REITs, structured products (including, but not limited to, structured notes, credit linked notes and participation notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities) and floating rate securities (such as bank loans).
Global Tactical Asset Allocation. The Global Tactical Asset Allocation (GTAA) strategy employs a flexible investment approach across a diversified range of global asset classes such as equities, bonds, and real assets. GTAA is used as a completion strategy to access and adjust exposures to various asset classes, in addition to the underlying strategy allocations. GTAA also serves as the overlay strategy to enhance the total return and manage the portfolio risk at the aggregate level. Some leverage may be employed opportunistically to achieve both purposes. Derivatives, ETFs, and cash securities may be used within the GTAA strategy. In the context of a mutual fund strategy, BlackRock expects that that the GTAA overlay will be deployed in a manner that is consistent with the leverage restrictions of the 1940 Act, as amended. The Portfolio’s expected minimum, neutral, and maximum exposures to the GTAA strategy is also set forth below.
Investment Strategy	Minimum Exposure	Neutral Exposure	Maximum Exposure
GTAA*	10%	30%	50%
*	As set forth above, the GTAA investment strategy is used to provide exposure to the equity and fixed income asset classes as well as providing exposure to REITs and Commodities.
AST BLACKROCK iSHARES ETF PORTFOLIO
Investment Objective: to seek to maximize total return with a moderate level of risk.
Principal Investment Policies:
In seeking to achieve the Portfolio’s investment objective, the Portfolio attempts to meet its objective through investment in iShares ETFs across global equity and fixed income asset classes. Employing a tactical investment process, the Portfolio holds ETFs that invest in a variety of asset classes, including equity and equity-related securities, investment grade debt securities, non-investment grade debt securities, REITs, and commodities. Approximately 45% of the Portfolio’s net assets are allocated to equity and equity-related ETFs and approximately 55% of the Portfolio’s net assets are allocated to fixed income ETFs. The Portfolio operates as a fund-of-funds structure.
The Portfolio incorporates a global tactical asset allocation strategy that, under normal circumstances, adjusts allocations to asset classes that are deemed to be attractive investments over the short to intermediate term. This strategy enhances the total return and manages portfolio risk at the aggregate level. The Portfolio allocates its assets among various regions and countries, including the United States. Derivatives may be used within the strategy.
Pursuant to an exemptive order (Order) granted by the SEC, the Portfolio is permitted to invest in unaffiliated funds beyond the limitations of Section 12(d)(1)(A)(i) of the 1940 Act, subject to the conditions of the Order, including that the Portfolio and the unaffiliated fund enter into a participation agreement stating, without limitation, that the respective Board and investment adviser understand the terms and conditions of the Order and agree to fulfill their responsibilities under the Order.
AST Blackrock low duration Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with income generation and prudent investment management.
Principal Investment Policies:
The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is between zero and three years. The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt securities. The Portfolio may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). The Portfolio may also invest up to 25% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Portfolio’s assets) may be invested in emerging markets issuers. Up to 10% of the Portfolio’s assets may be exposed to non-US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non-US currency exposure if the bond is either (i) US dollar-denominated or (ii) non-US dollar denominated, but hedged back to US dollars.
The subadviser evaluates sectors of the bond market and individual securities within these sectors. The subadviser selects bonds from several sectors including: US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), asset-backed securities and corporate bonds. The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may use derivative instruments to hedge its investments or to seek to enhance returns.
The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Other Investments:
The Portfolio may invest in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
When-Issued and Delayed Delivery Securities and Forward Commitments — The Portfolio may invest in securities prior to their date of issue. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.
AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
Investment Objective: to seek to maximize total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited (collectively, BlackRock) is responsible for managing a portion of the Portfolio’s assets. BlackRock typically invests more than 90% of assets in a diversified portfolio of fixed income securities. The fixed income securities in which BlackRock invests include: US Government debt securities, corporate debt securities issued by US and foreign companies, asset-backed securities, mortgage-backed securities, preferred securities issued by US and foreign companies, corporate debt securities and preferred securities convertible into common stock, foreign sovereign debt instruments, and money market securities. BlackRock may also invest up to 5% of net assets in equity securities.
BlackRock invests primarily in fixed income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (including Baa or better by Moody’s Investor Service, Inc. (Moody’s) or BBB or better by Standard & Poor’s (S&P) or Fitch Ratings (Fitch)). Securities rated in any of the four highest rating categories are known as “investment grade” securities.
BlackRock may invest up to 30% of net assets in securities of foreign issuers, of which 20% (as a percentage of net assets) may be in emerging markets issuers. Investments in US dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that BlackRock may invest in such U.S dollar-denominated securities of foreign issuers without limit. BlackRock may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed income securities. BlackRock may also enter into repurchase agreements, reverse repurchase agreements and dollar rolls.

BlackRock may invest in fixed income securities of any duration or maturity. Fixed income securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed income securities that allow for redemption. When an issuer redeems fixed income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in new fixed income securities with lower yields and therefore lose expected future income.
BlackRock may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Barclays US Aggregate Bond Index or the CSFB High Yield Index. BlackRock may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed income securities. BlackRock may invest in when issued and delayed delivery securities and forward commitments.
BlackRock may invest up to 20% of net assets in fixed income securities that are rated below investment grade by at least one of the recognized rating agencies, including Moody’s, S&P or Fitch or in unrated securities of equivalent credit quality. BlackRock may invest up to 15% of its net assets in CDOs, of which 10% (as a percentage of net assets) may be in CLOs. CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
BlackRock may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities.
BlackRock may invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. BlackRock may invest up to 15% of net assets in illiquid securities that it cannot sell within seven days at approximately current value. BlackRock may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. BlackRock will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of total assets. BlackRock may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Loomis, Sayles & Company, L.P. (Loomis Sayles) is also responsible for managing a portion of the Portfolio’s assets. Under normal market conditions, Loomis Sayles invests at least 80% of the Portfolio’s assets in bonds, which include debt securities of any maturity. In addition, Loomis Sayles normally will invest primarily in investment grade securities. “Investment grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (Moody’s), Fitch Investors Services, Inc. (Fitch) or Standard and Poor’s Ratings Group (S&P)), or, if unrated, are determined by Loomis Sayles to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. Loomis Sayles will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays US Aggregate Bond Index. Loomis Sayles may also invest up to 20% of the Portfolio’s assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by Loomis Sayles to be of comparable quality, and up to 10% of the Portfolio’s assets in non-US dollar-denominated securities. There is no minimum rating for the securities in which the Portfolio may invest. The Portfolio may also invest up to 5% of its net assets in equity securities.

Investments may include securities issued by US and non-US corporations and governments, securities issued by supranational entities, US government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities. The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are Loomis Sayles’ expected performance of sectors in the benchmark and the incremental performance or diversification benefits the portfolio managers anticipate from opportunistic allocations to securities that are not included in the Portfolio’s benchmark. In addition, the portfolio managers will look at individual security selection, position size and overall duration contribution to the Portfolio.
Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. Loomis Sayles also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy. Specifically, Loomis Sayles follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Portfolio. The portfolio managers consider economic and market conditions as well as issuer- specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.
In selecting investments, Loomis Sayles research analysts and sector teams work closely with the portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by US and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. Loomis Sayles continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Portfolio. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macro-economic analysis with individual security selection. Portfolio holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
In connection with its principal investment strategies, the Portfolio may also invest in securities issued pursuant to Rule 144 under the Securities Act of 1933 (Rule 144A securities), structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Portfolio may use such derivatives for hedging or investment purposes. The Portfolio may also engage in currency transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Portfolio is not limited in the percentage of its assets that it may invest in these instruments.
AST Target Maturity Portfolios (each a Target Maturity Portfolio):
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023

■	AST Bond Portfolio 2024
■	AST Bond Portfolio 2025
■	AST Bond Portfolio 2026
■	AST Bond Portfolio 2027
Investment Objectives: to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.
AST Investment Grade Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with the preservation of capital and liquidity needs. As set forth above, total return is comprised of current income and capital appreciation.
Principal Investment Policies of the Target Maturity Portfolios:
In pursuing its investment objective, each Target Maturity Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, issued by both government and non-government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed income securities. The above-described 80% policy is a non-fundamental investment policy of each Target Maturity Portfolio and may be changed by the Board without shareholder approval.
Each Target Maturity Portfolio is managed to mature in the year identified in its name in order to match the related liability under certain living benefit programs. As a result, each Target Maturity Portfolio's duration and weighted average maturity is different. For example, the AST Bond Portfolio 2021 will have a longer duration and a longer weighted average maturity than the AST Bond Portfolio 2016, the AST Bond Portfolio 2017, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Bond Portfolio 2020. In addition, each Target Maturity Portfolio's duration and weighted average maturity will decline over time as the relevant maturity date approaches. To that end, the Subadviser expects to maintain the duration of each Target Maturity Portfolio within +/– 0.50 years of the secondary benchmark index for that Target Maturity Portfolio. The primary benchmark index for AST Bond Portfolio 2026 and AST Bond Portfolio 2027 is the Barclays US Government/Credit Index. The secondary benchmark index for AST Bond Portfolio 2026 is the Barclays Fixed Maturity (2026) Zero Coupon Swaps Index. The secondary benchmark index for AST Bond Portfolio 2027 is the Barclays Fixed Maturity (2027) Zero Coupon Swaps Index. On or about a Target Maturity Portfolio's maturity date, all of the securities held by that Target Maturity Portfolio will be sold and all of the outstanding shares of beneficial interest of that Target Maturity Portfolio will be redeemed. Proceeds from that redemption will be reallocated in accordance with the procedures applicable to the contact owner's variable Contract.
The Subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for each Target Maturity Portfolio. This target overall credit quality for each Target Maturity Portfolio will be based on ratings as of the date of purchase. In the event a Target Maturity Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, the Subadviser will take appropriate action based upon the relevant facts and circumstances.
Investment Policies of the Investment Grade Bond Portfolio:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. For purposes of this 80% policy, investment grade bonds include: (i) all debt securities and all fixed income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB- or higher by Standard & Poor’s Ratings Services, or Baa3 or higher by Moody’s Investors Service, Inc, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by the Portfolio's subadviser to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed income securities with such ratings. All references in this Prospectus to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. The

Subadviser currently intends to maintain an overall weighted average credit quality rating of A– or better for the Portfolio. This target overall credit quality for the Portfolio will be based on ratings as of the date of purchase. In the event the Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, the Subadviser will take appropriate action based upon the relevant facts and circumstances.
Although the Investment Grade Bond Portfolio may invest in individual bonds of any maturity, the Subadviser expects to maintain the Portfolio's duration within +/- 0.50 years of its primary benchmark index (i.e., the Barclays Government/Credit 5-10 Year Index). As of March 31, 2016, the duration of the Barclays Government/Credit 5-10 Year Index was approximately 6.44 years.
Principal Investments of the Portfolios:
General. The Subadviser has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. The Subadviser will use qualitative and quantitative analysis to evaluate each bond issue considered for a Portfolio. In selecting portfolio securities for a Portfolio, the Subadviser will consider economic conditions and interest rate fundamentals. The Subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.
Each Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, each Portfolio emphasizes investments in several different types of securities and financial instruments, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. Each Portfolio also may invest up to 50% of its total assets in US dollar-denominated debt securities issued in the United States by certain foreign issuers (referred to herein as Yankee obligations).
US GOVERNMENT SECURITIES. US Government securities include debt obligations issued by the US Treasury. Treasury securities are all backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolios may also acquire US Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain US Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.
OTHER DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE US GOVERNMENT AND GOVERNMENT-RELATED ENTITIES. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the US government or the relevant government sponsored enterprise.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie

Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the US Treasury to meet their obligations. Although the US government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
PRIVATELY-ISSUED MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. Each Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government-sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by US governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. A REMIC is a security issued by a US Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. None of the Portfolios intends to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. Each Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.
ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as CDOs and CLOs, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

CORPORATE DEBT OBLIGATIONS. Each Portfolio also may invest in the bonds of corporations. For purposes of this policy, the term “corporations” includes all non-government issuers. Corporate bonds are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
DERIVATIVE STRATEGIES. The Subadviser may use various derivative strategies to try to improve each Portfolio's investment returns. The Subadviser may also use hedging techniques to try to protect each Portfolio's assets.
Other Investments and Strategies of the Portfolios. In addition to the principal strategies, The Subadviser also may use the following investments and strategies to try to increase a Portfolio's returns or protect its assets if market conditions warrant.
JUNK BONDS. Each Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds).
ZERO COUPON BONDS, PAY-IN-KIND (PIK) AND DEFERRED PAYMENT SECURITIES. Each Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. A Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because each Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
SHORT SALES. Each Portfolio may make short sales of a security. Each Portfolio also may make short sales “against the box.”
CONVERTIBLE SECURITIES AND PREFERRED STOCK. Each Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. Each Portfolio will sell common stock received upon conversion.
REPURCHASE AGREEMENTS. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time.
REVERSE REPURCHASE AGREEMENTS. Each Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time.
DOLLAR ROLLS. Each Portfolio may enter into dollar rolls.
BANK LOANS. Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis.
MONEY MARKET INSTRUMENTS. Each Target Maturity Portfolio may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
YANKEE OBLIGATIONS. Each Portfolio may invest up to 50% of its total assets in Yankee obligations. Yankee obligations are US dollar-denominated debt securities of foreign corporations issued in the United States and US dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.
ADDITIONAL STRATEGIES. Each Target Maturity Portfolio follows certain policies when it borrows money (each Target Maturity Portfolio can borrow up to 33 1⁄3% of the value of its total assets); lends its securities to others (each Target Maturity Portfolio can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (each Target Maturity Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Subadviser will seek to maintain an adequate level of portfolio liquidity for each Target Maturity Portfolio, based on all relevant facts and circumstances, with consideration given to a Target Maturity Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Target Maturity Portfolio's net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other portfolio securities. Each Target Maturity Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.
AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
Investment Objective: to seek capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large capitalization companies. Large capitalization companies are defined as companies with a market capitalization of $1 billion or greater (measured at time of purchase). The Portfolio invests primarily in securities identified by the Subadviser as having value characteristics. The Subadviser examines various factors in determining value characteristics, including but not limited to price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The Subadviser selects securities for the Portfolio based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria.

The Portfolio may invest up to 20% of its total assets in foreign currency-denominated securities.
AST CLEARBRIDGE dividend growth Portfolio
Investment Objective: to seek income, capital preservation, and capital appreciation. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity or equity-related securities, which ClearBridge believes have the ability to increase dividends over the longer term. ClearBridge normally invests the Portfolio's assets primarily in equity securities. ClearBridge manages the Portfolio to provide exposure to companies that either pay an existing dividend or have the potential to pay and/or significantly grow their dividends. To do so, ClearBridge conducts fundamental research to screen for companies that have attractive dividend yields, a history and potential for positive dividend growth, strong balance sheets, and reasonable valuations. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above. ClearBridge may invest the Portfolio's assets in US and foreign securities.
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of 30-40% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
■	American Depositary Receipts
■	Convertible Debt and Convertible Preferred Stock
■	Foreign Securities
■	Derivatives
■	Exchange-Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Illiquid Securities
■	Options
■	Private Investments in Public Equity
■	Real Estate Investment Trusts (REITs)
■	Short Sales and Short Sales “Against the Box”
■	Temporary Defensive Investments
■	When-Issued and Delayed Delivery Securities
AST Cohen & Steers Realty Portfolio
Investment Objective: to seek to maximize total return through investment in real estate securities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of:
■	common stocks (including shares in real estate investment trusts (REITs)),
■	rights or warrants to purchase common stocks,

■	securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and
■	preferred stocks.
Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.
Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs and Mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.
The Portfolio will concentrate its investments (i.e., invest at least 25% of its assets under normal circumstances) in securities of companies engaged in the real estate business.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.
Other Investments:
The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.
AST Dynamic Asset Allocation Portfolios: (the Dynamic Asset Allocation Portfolios)
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
Investment Objective: to obtain the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Dynamic Asset Allocation Portfolios and, therefore, can be changed by the Board of the Trust at any time. The current relative risk tolerance level for each of the Dynamic Asset Allocation Portfolios may be summarized as set forth below:

Principal Investment Policies:
Each of the Dynamic Asset Allocation Portfolios is a “fund of funds.” That means that each Dynamic Asset Allocation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. Other mutual funds in which one of the Dynamic Asset Allocation Portfolios may invest are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Dynamic Asset Allocation Portfolios, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Dynamic Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the Dynamic Asset Allocation Portfolios invest are other Portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or one of its affiliates.
Investment Process. The asset allocation strategy for each Dynamic Asset Allocation Portfolio is determined by PI and QMA. As a general matter, QMA begins by constructing a neutral allocation for each Dynamic Asset Allocation Portfolio. Each neutral allocation initially divides the assets for the corresponding Dynamic Asset Allocation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI EAFE Index, and the Barclays US Aggregate Bond Index. The Russell 3000 Index measures the performance of the approximately 3000 largest US companies based on total market capitalization, which represents approximately 98% of the US equity market. The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in those countries. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of securities that have at least 1-year until final maturity and that are registered with the SEC. This index generally includes US government securities, mortgage-backed securities, asset-backed securities, and corporate securities but generally excludes municipal bonds, bonds with equity-type features (e.g., warrants, convertibility, etc.), private placements, floating-rate issues, and inflation-linked bonds. Generally, the neutral allocation for the more aggressive Dynamic Asset Allocation Portfolios will emphasize investments in the equity asset class while the neutral allocation for the more conservative Dynamic Asset Allocation Portfolios will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Portfolios for each Portfolio generally will be determined by PI. PI will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for each Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for each Portfolio based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and;
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as junk bonds), or cash.

Generally, PI and QMA currently expect that the assets of the Dynamic Asset Allocation Portfolios will be invested as set forth in the table below.
	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Underlying Portfolios Investing Primarily in Debt Securities and Money Market Instruments
AST Balanced Asset Allocation Portfolio	60% (Generally range from 52.5%-67.5%)	40% (Generally range from 32.5%-47.5%)
AST Capital Growth Asset Allocation Portfolio	75% (Generally range from 67.5%-80%)	25% (Generally range from 20.0%-32.5%)
AST Defensive Asset Allocation Portfolio	15% (Generally range from 7.5%-22.5%)	85% (Generally range from 77.5%-92.5%)
AST Preservation Asset Allocation Portfolio	35% (Generally range from 27.5%-42.5%)	65% (Generally range from 57.5%-72.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with each Dynamic Asset Allocation Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance a Dynamic Asset Allocation Portfolio's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Other Investments. The Dynamic Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each of the Dynamic Asset Allocation Portfolios is now permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, these Portfolios (among others) may invest in “securities“ (e.g., common stocks, bonds) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not ”securities“ within the meaning of the 1940 Act (collectively, Other Investments).
Approximately 10% of AST Balanced Asset Allocation Portfolio, 12% of AST Capital Growth Asset Allocation Portfolio, 5% of AST Defensive Asset Allocation Portfolio and 8% of AST Preservation Asset Allocation Portfolio’s net assets will be allocated to a liquidity strategy. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
AST FI PYRAMIS® QUANTITATIVE PORTFOLIO
Investment Objective: to seek long-term capital growth balanced by current income.
Principal Investment Policies:
The Portfolio allocates its assets across thirteen uniquely specialized investment strategies (collectively, the Investment Strategies). The Portfolio has seven Investment Strategies that invest primarily in equity securities, five fixed income strategies, and one Investment Strategy designed to provide liquidity (i.e., the Liquidity Sleeve). The actively managed Investment Strategies seek to add value through bottom-up security selection. The Portfolio normally invests 65% of its assets in equity securities and 35% of its assets in fixed income securities depending on market conditions and the Portfolio’s capital market. The Portfolio also seeks to add value through active allocation driven by the portfolio management team’s evolving secular, cyclical and tactical views of the markets. Depending on market conditions and the Portfolio Management Team’s capital market outlook, equity allocations may range from 55-75% and fixed income allocations may range from 25-45%. The Portfolio is constructed using in-depth quantitative research and a diverse set of quantitative models, supplemented by fundamental research. An integral part of the investment process is intensive risk management at two levels: (1) at the Portfolio level and (2) at the Investment Strategy level. The Subadviser reserves the right to over-weight, underweight, or exclude certain Investment Strategies from the holdings of the Portfolio while maintaining exposures within broad asset class guidelines. The typical allocation among the various asset classes is set forth below:
Investment Strategy	Approximate Allocation	Typical Range
Equity
US	32.5%	20-55%
Non-US	32.5%	15-35%
Total Equity	65%	55-75%
Fixed Income
Investment Grade	32%	25-45%
Below Investment Grade	3%	0-5%
Total Fixed Income	35%	25-45%
1. Global Quantitative Equity: Seeks to outperform the MSCI World Index (developed markets) on a risk-adjusted basis with an emphasis on downside protection. The Global Quantitative Equity discipline employs a quantitative alpha source, derived systematically from proprietary analyst ratings, with quantitative risk management. Portfolio construction is determined by a quantitative investment process that uses an optimizer to minimize portfolio expected risk given the alpha source, while dynamically adjusting risk exposures to countries, currencies, and industries.
2. Quantitative Large Cap Core: Seeks to outperform the S&P 500® Index while managing market, industry, and style bets. The Quantitative Large Cap Core discipline employs a quantitative investment process. The process is based on a collection of proprietary computer programs, or models, that calculate expected return rankings based on variables such as earnings growth prospects, valuation, and relative strength. Portfolio construction uses a traditional optimizer that maximizes expected return of the portfolio, while managing tracking error.
3. Small Cap Core: Seeks to outperform the Russell 2000 Index over a full market cycle by investing in a diversified portfolio of U.S. small cap equities. The Small Cap Core strategy capitalizes on FIAM and Fidelity’s extensive research capabilities by using rigorous fundamental research to identify the best investment opportunities. The portfolio is constructed to have similar characteristics and sector weights relative to the benchmark, generating value-added primarily through stock selection.
4. US REITs: Seeks to outperform the FTSE NAREIT Equity REITS Index over a full market cycle by investing primarily in equity securities of US real estate investment trusts (REITs). The US REIT discipline seeks to identify securities of companies that are undervalued relative to their growth potential. This strategy is built on extensive bottom-up company research coupled with dedicated REIT trading and property market research. This bottom-up approach helps to identify attractive REITs with long-term growth potential. The portfolio manager then integrates a top-down quantitative perspective to arrive at company and sector weightings.
5. Select International: Seeks to outperform the MSCI EAFE® (Net) Index while maintaining similar fundamental characteristics. The discipline combines quantitative risk control with Fidelity’s fundamental research. The available investment universe is comprised of stocks in Japan, the United Kingdom, Europe ex UK, and Asia Pacific ex Japan rated attractive by Fidelity and FIAM analysts. A quantitative model is then used to match the regional weights of the portfolio to the index.

6. Select International Small Cap: Seeks to outperform the S&P Developed ex US Small Cap Index. Like Select International, this strategy combines quantitative risk control with the best ideas from Fidelity’s fundamental research platform. In this strategy, market risk is matched to the benchmark and stock selection is the dominant contributor to active returns.
7. Emerging Markets Equity: Seeks to provide excess returns relative to the MSCI Emerging Markets® Index (Net) while maintaining similar fundamental characteristics. The discipline is an innovative investment approach that capitalizes on the subadviser’s fundamental research by combining stock selection with quantitative risk control.
8. Intermediate Duration: Seeks to outperform the Barclays Intermediate Government/Credit Bond® Index by investing in a full spectrum of investment-grade securities, with a focus on intermediate duration issues. Sector valuation and individual security selection is emphasized, while managing duration in line with the index. Macroeconomic and top-down perspectives also play a role. The investment decision-making process is implemented within a team framework. However, each account has a lead portfolio manager, who is responsible for all sector and security level decisions. Portfolios are constructed using in-depth quantitative research, supplemented with fundamental analysis. Each day, proprietary quantitative models are applied to over 140,000 securities across the entire investment-grade universe, providing us with a comprehensive understanding of risk and return characteristics in the government, credit, and structured sectors of the market.
9. Long Duration: Seeks to outperform the Barclays Long-Term Government/Credit Bond® Index by investing in a full spectrum of investment-grade securities, with a focus on long duration issues. An integral part of the strategy is intensive quantitative risk management with a focus on limiting tracking error. The investment process emphasizes sector allocation and individual security selection, while managing duration in line with the index. Macroeconomic and top-down perspectives also play a role. The investment decision-making process is very similar to that of the Intermediate Duration portfolio.
10. Mortgage-Backed Securities: Seeks to generate returns that exceed the Barclays Securitized Index through investments in investment grade fixed income securities, primarily mortgage-related securities and other securitized debt instruments. An integral part of the strategy is intensive quantitative risk management with a focus on limiting tracking error.
11. Investment Grade Credit: Seeks to outperform the Barclays US Credit Bond® Index by investing in a full spectrum of U.S. dollar–denominated investment-grade securities. An integral part of the strategy is intensive risk management with a focus on low tracking error. The investment process emphasizes sector allocation and individual security selection, while managing duration in-line with the index. Macroeconomic and top down perspectives also play a role. The investment decision-making process is very similar to that of the Intermediate Duration portfolio.
12. Leveraged Loans: The FIAM Leveraged Loan discipline seeks to outperform the S&P/LSTA Leveraged Loan index. It invests in corporate floating rate loans and seeks to exploit market inefficiencies primarily via in-depth fundamental credit research on capital structure, covenants, collateral value, and the ability to monetize that collateral as necessary. Since these are floating rate instruments, interest rate movements are less relevant to changes in performance. Rather, loan performance is primarily linked to the financial health and operating performance of the issuer. As such, the downside risk associated with a loan investment makes it imperative to accurately assess the credit fundamentals and underlying collateral. The portfolio management team takes a bottom-up approach, focusing on understanding each position relative to the benchmark in order to help minimize downside volatility, while also participating in up markets. Strong quantitative risk management controls are embedded in every aspect of the investment process. Through the use of proprietary quantitative resources, the portfolio management team has real time measurements of all portfolio risk characteristics relative to the benchmark.
13. Liquidity Sleeve: Liquidity Strategy. Approximately 10-15% of the Portfolio’s net assets may be allocated to: highly liquid cash bonds and derivative instruments, including but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed income benchmark indices as well as cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs, for additional exposure to relevant markets. Under normal circumstances, the assets of the Portfolio are allocated across the domestic equity, international equity and fixed income asset classes.
AST GLOBAL REAL ESTATE PORTFOLIO
Investment Objective: to seek capital appreciation and income.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio concentrates its investments (i.e., invests at least 25% of its assets under normal circumstances) in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas. The 80% policy is a non-fundamental policy of the Portfolio.
The Portfolio invests in equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies. There is no limit on the amount of assets that may be invested in the securities of foreign real estate companies.
Real Estate Investment Trusts. The Portfolio's investments in equity-related securities of real estate companies are primarily in real estate investment trusts (REITs). REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Service (IRS) requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate (offices, hotels, shopping centers, apartments, malls, factories, etc.) or real estate mortgages and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders. The Portfolio may invest without limit in the securities of REITs.
Private Real Estate-Related Investments. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio executes its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments and mezzanine debt. The entity in which the Portfolio invests, such as a limited liability company or joint venture, may borrow to finance the purchase of real estate properties. For a limited liability company where the Portfolio is the sole member, the borrowing is generally treated as borrowing by the Portfolio, which means that the borrowing will be from a bank and the borrowing will be counted toward the overall limit on borrowing by the Portfolio. For certain joint ventures, such as where the joint venture partner other than the Portfolio has significant responsibility and authority, the borrowing may be treated as borrowing by the joint venture alone and not by the Portfolio (provided that the lender does not have recourse to the Portfolio). Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.
Investment Style. The Portfolio's assets are managed by PGIM Real Estate, which is a business unit of PGIM, Inc. (PGIM). PGIM Real Estate’s approach to real estate investing is value-oriented based upon real estate fundamentals and assessments of management teams. PGIM Real Estate emphasizes both quantitative and qualitative investment analysis, and focuses on valuation relative to a company's underlying real estate assets as well as a company's on-going concern valuation. Through detailed company research that includes regular management visits, property tours and financial analysis, PGIM Real Estate analyzes the quality of real estate asset cash flows and sustainability and growth of company dividends. PGIM Real Estate also evaluates the company's strategy, management's track record, incentives and ability to create long term shareholder value. PGIM Real Estate believes it adds value by its understanding and analysis of private real estate markets. PGIM Real Estate estimates that nearly 95% of institutional quality commercial real estate is not publicly-traded. PGIM Real Estate intends to invest the Portfolio's assets globally in real estate investments.
Derivative Strategies. PREI may use various derivative strategies to try to improve the Portfolio's returns. PGIM Real Estate may also use hedging techniques to try to protect the Portfolio's assets. The Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.
Non-Real Estate Investments. Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities), fixed income securities, US Government securities and money market instruments.
Non-Diversified Status. The Portfolio is classified as a ”non-diversified“ investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.
Additional Investments and Strategies. The Portfolio may also use the following investments and strategies: exchange-traded funds, initial public offerings, convertible securities and preferred stock, repurchase agreements, reverse repurchase agreements, dollar rolls, and when-issued and delayed-delivery securities. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1⁄3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1⁄3% of the value of its total assets); and holds illiquid securities (the Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.
AST Goldman Sachs Large-Cap Value Portfolio
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in large capitalization companies. This policy is a non-fundamental policy. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 29, 2016, the median market capitalization of the Russell 1000® Value Index was approximately $6.7 billion and the largest company by capitalization was approximately $411.6 billion.
The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.
The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio's Subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.

The Portfolio's equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Subadviser may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when the Subadviser adjusts its outlook on the security based on subsequent events, the Subadviser's ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition the Subadviser may sell a position in order to meet shareholder redemptions.
Other Investments:
Although the Portfolio invests primarily in publicly-traded US securities, it may invest in foreign securities, including securities quoted in foreign currencies and emerging country securities, and securities of issuers in countries with emerging markets or economies. The Portfolio may also invest in fixed income securities, such as government, corporate, and bank debt obligations.
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium capitalization companies. This policy is a non-fundamental policy.
The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The Subadviser generally takes a ”bottom up“ approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.
Special Situations. The Portfolio may invest in ”special situations.“ A ”special situation“ arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in ”special situations“ carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
Although the Subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade (”junk“ bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales ”against the box.“ In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under ”Principal Risks.“
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
Investment Objective: to seek to obtain a high level of total return consistent with its level of risk tolerance.
Principal Investment Policies:
The Portfolio is a global asset allocation fund that pursues domestic and foreign equity and fixed income strategies emphasizing growth and emerging markets. Under normal circumstances, approximately 50% of the Portfolio’s total assets are expected to be invested to provide exposure to equity securities and approximately 50% of its total assets are expected to be invested to provide exposure to fixed income securities. The specific allocation of assets among equity and fixed income asset classes will vary from time to time as determined by Goldman Sachs Asset Management LLC (GSAM), based on such factors as the relative attractiveness of various securities based on market valuations, growth and inflation prospects.
GSAM utilizes a variety of different investment strategies in allocating the Portfolio’s assets across equity and fixed income investments. GSAM may change the strategies it uses for gaining exposure to these asset classes and may reallocate the Portfolio’s assets among them from time to time at its sole discretion. There is no guarantee that these strategies will be successful.
The equity strategies GSAM may use include, but are not limited to, a global intrinsic value strategy (a passive rules-based strategy investing in developed, growth, and emerging equity markets that aims to generate risk-adjusted returns that are better than those of market capitalization weighted benchmarks), an international small cap equity strategy, passive replication of market indices for global developed large cap equity, a US small cap equity strategy and a global real estate strategy. The fixed income strategies GSAM may use include, but are not limited to, actively managed US core fixed income, emerging markets debt and high yield strategies.
In addition, GSAM may implement tactical investment views and/or a risk rebalancing and volatility management strategy from time to time. The instruments and/or vehicles used to implement these views will generally provide comparable exposure to the asset classes and strategies listed below, and the exposure obtained through these views will be subject to the exposure parameters described below.
Asset Allocation Ranges. Under normal circumstances, approximately 50% of the Portfolio’s net assets are expected to be invested to provide exposure to equity securities and approximately 50% of its net assets are expected to be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 40-60% of the Portfolio's net assets and such fixed income exposure may range between 40-60% of its net assets, in each case assuming normal circumstances. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds); (ii) the use of derivatives (e.g., futures contracts, currency forwards, and equity index options); and (iii) investments in affiliated or unaffiliated investment companies, including exchange-traded funds (ETFs). More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Global Intrinsic Value Equity	20%	30%	40%
Global Developed Equity	0%	10%	30%
US Small-Cap Equity	0%	6%	10%
International Small-Cap Equity	0%	2%	5%
Global Real Estate*	0%	2%	5%
Total Equities	40%**	50%	60%***
Fixed Income
US Core Fixed Income	36%	46%	56%
High Yield*	0%	2%	5%
Global Emerging Market Local Debt*	0%	2%	5%
Total Fixed Income	40%****	50%	60%*****
*  Notwithstanding the individual maximum exposures for the Global Real Estate, High Yield, and Global Emerging Market Debt segments, the maximum combined exposure to these segments is 10% of the total Portfolio.
** Notwithstanding the minimum exposures for the various individual equity segments, the minimum combined exposure to equity investments is 40% of the Portfolio’s net assets.
***  Notwithstanding the maximum exposures for the various individual equity segments, the maximum combined exposure to equity investments is 60% of the Portfolio’s net assets.
****  Notwithstanding the minimum exposures for the various individual fixed income segments, the minimum combined exposure to fixed income investments is 40% of the Portfolio’s net assets.
*****  Notwithstanding the maximum exposures for the various individual fixed income segments, the maximum combined exposure to fixed income investments is 60% of the Portfolio’s net assets.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Portfolio’s Manager or its affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
AST Goldman Sachs Small-Cap Value Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
The Portfolio seeks its objective, under normal circumstances, through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of equity investments issued by small capitalization companies. Typically, in choosing stocks, the Subadviser looks for companies using the Subadviser's value investment philosophy. The Subadviser seeks to identify well-positioned businesses that have attractive returns on capital, sustainable earnings and cash flow, and strong company management focused on long-term returns to shareholders as well as attractive valuation opportunities where the intrinsic value is not reflected in the stock price.
Small capitalization companies are defined as companies within the market capitalization range of the Russell 2000® Value Index. The Portfolio may invest up to 25% of its total assets in foreign securities including assets in emerging countries or assets quoted in foreign currencies.
Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. The Subadviser believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through its proprietary research and strong valuation discipline, the subadviser seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.
Avoiding “value traps.” The Subadviser believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” the Subadviser believes it can participate in the long-term performance of small cap value with less risk than other managers.
Other Investments:
The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.
The Portfolio may invest up to 25% of its total assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on US exchanges or US over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.
The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.
Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities (including emerging market securities) denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.
AST HERNDON LARGE-CAP VALUE PORTFOLIO
Investment Objective: to seek maximum growth of capital by investing primarily in the value stocks of larger companies.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by large capitalization companies. Large capitalization companies are those included in the Russell 1000® Index. The Portfolio invests primarily in the equity securities of large capitalization companies. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio’s Subadviser employs an investment strategy designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which attempts to outperform the Russell 1000® Value Index through active stock selection. The size of the companies in the Russell 1000® Index will change with market conditions. Herndon Capital Management, LLC (Herndon Capital) begins with a target universe, the Russell 1000® Index, and screens out securities in a two-step process. First, Herndon Capital identifies value creating opportunities by screening for stocks with 30% or more upside potential based on fundamental analysis. Second, Herndon Capital screens for quality and liquidity. In terms of quality, Herndon Capital screens out stocks that have a Standard & Poor’s quality ranking lower than C. In terms of liquidity, Herndon Capital screens out stocks with market capitalizations of less than $1 billion. Next, Herndon Capital applies traditional fundamental analysis to analyze a company’s profitability, soundness, and growth through an investigation of trends from the balance sheet, income statement, and cash flow statement.
Once Herndon Capital has identified potential value creating opportunities within each sector, it uses the relative number of value creating opportunities to determine sector over- and under-weights. Sectors weights may vary and factors that may influence sector weights include relative valuation, relative performance and targeted sector exposure. Herndon Capital approaches stock selection in a bottom up fashion and applies a similar technique to sector selection by over- or underweighting sectors that it believes has the most attractive opportunities in aggregate.
AST High Yield Portfolio
Investment Objective: to seek maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Policies:
The assets of the Portfolio are independently managed by J.P. Morgan Investment Management, Inc. (J.P. Morgan) and PGIM, Inc. under a multi-manager structure. Pursuant to the multi-manager structure, the Manager determines and allocates a portion of the Portfolio's assets to each of PGIM and J.P. Morgan. PGIM is responsible for managing approximately 60% of the Portfolio's net assets, and J.P. Morgan is responsible for managing the remaining 40% of the Portfolio's net assets. These allocations, however, are reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to the Prospectus.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in non-investment grade high-yield fixed income investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Non-investment grade securities are securities rated Ba or lower by Moody's Investors Services, Inc. or equivalently rated by Standard & Poor's Ratings Services or Fitch Ratings, or, if unrated, determined by the relevant Subadviser to be of comparable quality.
The Portfolio may invest in all types of fixed income securities. The Portfolio invests in non-investment grade fixed income securities (commonly known as ''junk bonds'') that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
The Portfolio may purchase the securities of issuers that are in default. The Portfolio may engage in short sales. The Portfolio may invest in common stocks, warrants, rights, and other equity securities. The Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.
To the extent the Portfolio invests in sovereign debt obligations, the Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country. The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product (GDP), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP. The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
The Portfolio may invest in all types of fixed income securities. The following paragraphs describe some of the specific types of fixed income investments that the Portfolio may invest in, and some of the specific investment practices that the Portfolio will engage in.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a “net basis.” Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio's investment policies and restrictions (as stated in the Prospectus and the SAI) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the High Yield Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations CDOs, which includes collateralized bond obligations CBOs, collateralized loan obligations CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the High Yield Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Bank Loans. The Portfolio may invest in bank loans, including below investment grade bank loans (which are often referred to as leveraged loans). Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the High Yield Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the relevant Subadviser). The High Yield Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Short Sales and Short Sales “Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the High Yield Portfolio is required to (i) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (ii) the Portfolio must otherwise cover its short position. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. The Portfolio will realize a gain if the security declines in price between those dates. The Portfolio's gain is limited to the price at which it sold the security short. No assurance can be given that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. To that end, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio's records or with the Trust’s Custodian.
Illiquid or Restricted Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% limit is applied as of the date the Portfolio purchases an illiquid security. It is possible that the Portfolio's holding of illiquid securities could exceed the 15% limit for example as a result of market developments (e.g., an increase in the value of the Portfolio's illiquid holdings and/or a decrease in the value of the Portfolio's liquid holdings) or redemptions.
The Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933. Securities determined to be liquid under these procedures are not subject to the above-described 15% limit.

US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Municipal Securities. The Portfolio may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
AST HOTCHKIS & WILEY Large-Cap Value Portfolio
Investment Objective: to seek current income and long-term growth of income, as well as capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of large capitalization companies. This policy is a non-fundamental policy. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.
The Portfolio invests primarily in stock and other equity securities and normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.
AST International Growth Portfolio
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager of the Portfolio determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.
William Blair. William Blair generally takes a “bottom-up” approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.
NBIA. In picking stocks, NBIA looks for what they believe to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. NBIA also considers the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions. NBIA follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.
Jennison. Jennison's investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison's investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
Jennison's investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies.
Jennison also considers the competitive landscape, including a company's current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.
Jennison likewise assesses a company's ability to execute its business strategy—factors considered may include the company's financial flexibility, capital resources, and the quality of its management.
Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.
Jennison's investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison's bottom-up stock selection process.

Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock's volatility exposure or for other reasons.
Special Situations. The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).
The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). Other types of derivatives in which the Portfolio may invest include participation notes (P-notes) or Low Exercise Price Warrants (LEPWs) or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks or equity.
The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors
This Portfolio is co-managed by William Blair, NBIA and Jennison. As of March 31, 2016, William Blair is responsible for managing approximately 31.3% of the Portfolio’s assets, NBIA is responsible for managing approximately 29.9% of the Portfolio’s assets, and Jennison is responsible for managing approximately 38.8% of the Portfolio’s assets.
AST International Value Portfolio
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. This policy is a non-fundamental policy. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps. Some of these securities may be acquired in Initial Public Offerings (IPOs).
To achieve the Portfolio's investment objective, the Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:
■	securities are traded principally on stock exchanges in one or more foreign countries;
■	derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
■	maintains 50% or more of its assets in one or more foreign countries;
■	is organized under the laws of a foreign country; or
■	principal executive office is located in a foreign country.
The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio invests may be of any size.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager of the Portfolio determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and the allocations may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in equity securities, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.
LSV. LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index. The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.
The Portfolio will typically hold at least 100 stocks and LSV will generally align its portion of the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-US equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.
Lazard. Lazard invests primarily in equity securities, principally common stocks, of non-US companies with market capitalizations generally greater than $3 billion that Lazard believes are undervalued based on their earnings, cash flow or asset values. In choosing stocks for the Portfolio, Lazard looks for established companies in economically developed countries and may invest in securities of companies that are domiciled in or whose principal business activities are located in emerging market countries.

Lazard believes that stock returns over time are driven by the sustainability and direction of financial productivity, balanced by valuation. However, Lazard believes that financial markets will sometimes evaluate these factors inefficiently, presenting investment opportunities in three key ways:
1. Highly financially productive companies can sustain or improve returns on existing and incremental capital for longer than investors appreciate.
2. Investors often misprice structural change. Positive and negative structural changes within companies and industries which lead to improving or declining financial productivity are often under appreciated by investors. These changes often have a material and under-appreciated impact on the intrinsic value of a company.
3. Investors' shorter term focus on news flow can result in significant mispricing of a security because typically a company’s intrinsic value fluctuates much less than the share price.
To take advantage of these structural inefficiencies, Lazard portfolio manager/analysts and sector specialists collaborate on detailed fundamental analysis that are rooted in developing unique sources of insight and integrating knowledge across regions, sectors and asset classes.
Other Investments:
Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.
In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.
As of March 31, 2016, LSV was responsible for managing approximately 59.2% of the Portfolio's assets, and Lazard was responsible for managing approximately 40.8% of the Portfolio's assets.
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
Investment Objective: to seek capital appreciation consistent with its specified level of risk tolerance. This investment objective is not a fundamental policy of the Portfolio and, therefore, may be changed by the Board without shareholder approval.
Principal Investment Policies:
The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, real estate investment trusts (REITs), convertibles, underlying portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States. The Portfolio uses various investment strategies and a global tactical asset allocation strategy.
Under normal circumstances, approximately 65% of the Portfolio's net assets are invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 55-75% of the Portfolio's net assets and such fixed income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of underlying ETFs. In implementing its asset allocation strategy the portfolio allocates assets to various underlying investment sleeves or implementation vehicles. In the case of core fixed income, all cash and securities that are held in a core fixed income sleeve or vehicle are considered a part of that sleeve’s or vehicle’s assigned asset class. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
US Equity	24.50%	38.50%	50.50%
REITs	0.50%	4.50%	8.50%
Developed Int’l Equity	2.0%	12.0%	22.0%
Emerging Int’l Equity	0.0%	6.0%	14.0%
Global Convertibles	0.0%	4.0%	8.0%
Total Equities & Global Convertibles	55%*	65%	75%**

Fixed Income
US Core Fixed Income	20.0%	30.0%	40.0%
US “High Yield”	0.0%	3.0%	11.0%
Emerging Markets Debt	0.0%	2.0%	6.0%
Total Fixed Income	25%***	35%	45%****
* Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 55% of the Portfolio's net assets.
** Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 75% of the Portfolio's net assets.
*** Notwithstanding the individual minimum exposures for the various fixed income segments, the minimum combined exposure to fixed income investments is 25% of the Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.
**** Notwithstanding the individual maximum exposures for the various fixed income segments, the maximum combined exposure to fixed income investments is 45% of the Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.
Sub-Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Total Non-US Assets	12.0%	23.25%	35.0%
Total REITs & Emerging Int’l Equity	2.0%	10.50%	20.0%
Total US High Yield & US Small-Cap Equity excluding REITs and Global Convertibles	0.0%*	6.0%	16.0%
*The minimum exposure applies to physical securities only. By using derivatives in small-cap equity, the minimum exposure may fall below 0%.
The Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Temporary Defensive Investments. In response to adverse market, market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Manager or its affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.

AST J.P. Morgan International Equity Portfolio
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.
The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.
The Portfolio normally allocates its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in any one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Subadviser may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.
While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.
Other Investments:
The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including US Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in US dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales “against the box.”
AST J.P. Morgan Strategic Opportunities Portfolio
Investment Objective: to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.
Principal Investment Policies:
The Portfolio utilizes a variety of diversifying asset classes and investment styles, including a significant allocation to alternative investment strategies such as market neutral, 130/30, and absolute return.
The Portfolio may invest in a wide range of asset classes, including US and non-US equities, emerging markets equities, real estate investment trusts (REITs) domiciled in and outside of the United States, US and non-US fixed income, high yield bonds, convertible bonds, and emerging markets bonds. The allocation to these asset classes will vary depending on J.P. Morgan's tactical views. Market neutral strategies seek to produce a positive return regardless of the direction of the equity markets. 130/30 strategies follow a particular index, for example the S&P 500, but allow J.P. Morgan to sell short securities that are deemed likely to decline in value. Absolute return strategies seek to generate a return in excess of prevailing yields on US Treasuries or the London Interbank Offered Rate (LIBOR).
Within its equity allocations, the Portfolio primarily invests in the common stock and convertible securities of US and foreign companies, including companies that are located or domiciled in, or that derive significant revenues or profits from, emerging market countries. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants and rights to buy common stocks, and master limited partnerships. The Portfolio may invest in securities denominated in US dollars, major reserve currencies and currencies of other countries in which it can invest.
The Portfolio invests in securities denominated in foreign currencies and may seek to enhance returns and/or manage currency risk versus the benchmark where appropriate through managing currency exposure. Capital markets in certain countries may be less developed and/or not easy to access. With its fixed income allocation, the Portfolio may invest in a wide range of debt securities of issuers from the US and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Portfolio believes have the potential to provide a high total return over time. The Portfolio may invest in inflation-linked debt securities, including fixed and floating rate debt securities of varying maturities issued by the US government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers.
The Portfolio may invest assets in securities that are rated below investment grade (junk bonds) by Moody's, S&P, Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by J.P Morgan to be of comparable quality. Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Portfolio may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically. In implementing its asset allocation strategy, the portfolio allocates assets to various underlying investment sleeves or implementation vehicles. In the case of fixed income, all cash and securities that are held in a fixed income sleeve or vehicle are considered a part of that sleeve’s or vehicle’s assigned asset class. Such exposures may be obtained through (i) the purchase of “physical securities (e.g. common stocks, bonds, etc.); (ii) the use of derivatives (e.g., option and futures contracts on indices, securities, etc.); and (iii) the purchase of underlying ETFs.
The Portfolio may enter into short sales. In short selling transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The Portfolio may invest in shares of exchange-traded funds (ETFs), REITs, affiliated short-term bond funds and/or affiliated or unaffiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.
The Portfolio may invest in common shares or preferred shares of unaffiliated closed-end funds.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the Portfolio assets. The Portfolio may use derivatives for hedging or investment purposes, including to obtain significant amounts of long or short exposure.

Up to approximately 5% of the Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Portfolio may also invest in ETFs for additional exposure to relevant markets.
For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated short-term bond funds and/or affiliated or unaffiliated money market funds, high-quality money market instruments or repurchase agreements.
The approximate target allocation of Portfolio assets across asset classes and anticipated asset allocation ranges are set forth in the table below:
Asset Class	Approximate Allocation	Anticipated Investment Ranges
US Equity Securities	27%	19-35%
Foreign Equity Securities	13%	5-21%
US & Foreign Debt Securities*	50%	42-58%
Cash	10%	2-18%
*Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the stated ranges.
J.P. Morgan allocates approximately 5% of the Portfolio’s net assets to a liquidity strategy. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
Investment Objective: to seek long-term growth of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies. For purposes of this 80% policy, the Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Index. As of February 29, 2016, the Russell 1000® Index had a median market capitalization of approximately $7.2 billion, and the largest company by market capitalization was approximately $557.0 billion. The size of the companies in the Russell 1000® Index will change with market conditions. Securities of companies whose market capitalizations no longer meet the definition of large capitalization companies after purchase by the Portfolio will still be considered to be large capitalization companies for purposes of the Portfolio’s policy of investing, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval.
A Portfolio’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for the Portfolio. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison’s portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
In addition to using a growth investment style to invest in the common stocks of large companies for the Portfolio, Jennison also may use the following additional investment strategies to try to increase the investment returns of the Portfolio or to protect its assets if market conditions warrant.
Preferred Stocks and Other Equity-Related Securities. In addition to common stocks, the Portfolio may invest in preferred stocks and other equity-related securities of large companies. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form. Like common stocks, preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Equity-related securities include securities that may be converted into or exchanged for common stock or the cash value of common stock-known as convertible securities-like rights and warrants. The Portfolio may also invest in ADRs and similar receipts or shares traded in US markets, which are certificates-usually issued by a US bank or trust company-that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in US dollars. The Portfolio considers ADRs and similar receipts to be equity-related securities. Other equity-related securities in which the Portfolio may invest include investments in various types of business ventures, including partnerships and joint ventures.
Foreign Securities. The Portfolio may invest up to 30% of its total assets in foreign securities, including money market instruments, common stocks, preferred stocks, other equity-related securities, and debt obligations. The Portfolio does not consider ADRs, ADSs, or other similar receipts or shares traded in US markets to be foreign securities.
Real Estate Investment Trusts. The Portfolio may invest the equity and/or debt securities of REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income-most of which comes from rents, mortgages and gains on sales of property-to shareholders.
Derivative Strategies. Jennison may use various derivative strategies to try to improve the Portfolio’s returns. Jennison may also use hedging techniques to try to protect the Portfolio’s assets. The Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money.

A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives-including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps-involves costs and can be volatile. With derivatives, Jennison tries to predict if the underlying investment-a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Jennison may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objectives. Jennison will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Jennison may use may not match or offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
FUTURES CONTRACTS AND RELATED OPTIONS. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
SWAP TRANSACTIONS. The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.
SWAP OPTIONS. The Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.
OPTIONS ON SECURITIES AND FINANCIAL INDEXES. The Portfolio may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio will sell only covered options. For more information about the Portfolio’s use of options, see the SAI.
OPTIONS. The Portfolio may purchase and sell put and call options on debt securities, swaps, and currencies traded on US or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, US government securities, foreign government securities, swaps and foreign currencies. The Portfolio will sell only covered options. Covered options are described in the SAI.
ASSET SEGREGATION FOR DERIVATIVE STRATEGIES. As an open-end management investment company registered with the SEC, the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to ”cash-settle,“ however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policy of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Debt Obligations. Under normal circumstances, up to 20% of the Portfolio’s total assets may be invested in debt obligations. The Portfolio will not invest in debt securities rated below investment grade.
The Portfolio may invest in various types of debt obligations, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
Investment Objective: to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index. The Portfolio will normally hold a core position of between 30 and 40 common stocks. The Portfolio may hold a limited number of additional common stocks at times when Loomis Sayles is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
Loomis Sayles employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which it may deem appropriate. The portfolio typically is comprised of 30-40 stocks.
Special Situations. The Portfolio may invest in ”special situations“ from time to time. A ”special situation“ arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in ”special situations“ carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.
The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. , their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.
Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.
AST Lord Abbett Core Fixed income Portfolio
Investment Objective: to seek income and capital appreciation to produce a high total return.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities of various types.
Under normal market conditions, the Portfolio invests primarily in (i) securities issued or guaranteed by the US government, its agencies or government-sponsored enterprises; (ii) investment grade debt securities of US issuers; (iii) investment grade debt securities of non-US issuers that are denominated in US dollars; (iv) mortgage-backed and other asset-backed securities; (v) inflation-linked investments, (vi) senior loans, and loan participations and assignments; and (vii) derivative instruments, such as options, futures contracts, forward contracts or swap agreements. Investment grade debt securities are securities rated within the four highest grades assigned by a rating agency such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services, or Fitch Ratings, or are unrated but determined by Lord Abbett to be of comparable quality.
The Portfolio may invest in corporate debt securities. The Portfolio also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The Portfolio expects to maintain its average duration range within two years of the bond market's duration as measured by the Barclays US Aggregate Bond Index (which was approximately 5.47 years as of March 31, 2016).
Other Investments:
The Portfolio may invest up to 10% of its net assets in floating or adjustable rate senior loans.
The Portfolio will not pledge its assets (other than to secure borrowings, or to the extent permitted by its investment policies as permitted by applicable law).
The Portfolio will not make short sales of securities or maintain a short position except to the extent permitted by applicable law.
AST MFS Global Equity Portfolio
Investment Objective: to seek capital growth.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. This policy is a non-fundamental policy. Equity securities represent an ownership interest, or the right to acquire an ownership interest in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.
In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
While the Subadviser may invest the Portfolio's assets in companies of any size, the Subadviser primarily invests in companies with large capitalizations.
The Subadviser invests the Portfolio's assets in US and foreign securities, including emerging market securities.
The Subadviser normally allocates the Portfolio’s investments across different countries and regions, but the Subadviser may invest a large percentage of the Portfolio's assets in issuers in a single country, a small number of countries, or a particular geographic region.
The Subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
Other Investments:
Although the Portfolio invests primarily in equity securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. The Portfolio may also purchase warrants.
AST MFS Growth Portfolio
Investment Objective: to seek long-term growth of capital and future, rather than current, income.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.
The Subadviser focuses on investing the Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
While the Subadviser may invest the Portfolio's assets in companies of any size, the Portfolio primarily invests in companies with large capitalizations.

The Subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Portfolio may invest up to 35% of its net assets in foreign securities.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
Other Investments:
Although the Portfolio invests primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.
AST MFS LARGE-CAP VALUE Portfolio
Investment Objective: to seek capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in issuers with large market capitalizations. Large market capitalization issuers are issuers with market capitalizations of at least $5 billion at the time of purchase. The Portfolio normally invests its assets primarily in equity securities. The Portfolio may invest its assets in foreign securities.
The Portfolio focuses on investing its assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
The subadviser to the Portfolio uses a bottom-up investment approach to buying and selling investments. Investments will be selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The Subadviser may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies.
Other Investments:
Although the Portfolio invests primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.
AST Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies:
As a money market fund, the Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Portfolio’s Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
We make investments that meet the requirements of specific rules for money market mutual funds, such as Rule 2a-7 of the 1940 Act. As such, securities we acquire typically have a maturity of 397 days or less, and we will maintain a dollar-weighted average portfolio maturity of 60 days or less and a maximum weighted average life of 120 days or less. In addition, we will comply with the diversification, quality and other requirements of the rules. This means, generally, that the instruments that we purchase present ”minimal credit risk“ and are of ”eligible quality.“ ”Eligible quality“ for this purpose currently means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in US dollars. The Portfolio will comply with any future rules changes, including any changes to the definition of ”eligible quality.“
These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.
Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.
United States Government Obligations. The Portfolio may invest in obligations of the US Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of US and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is US dollar-denominated and is not subject to foreign withholding tax.
Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.
Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or ”matures.“ This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.
Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.
Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.
Foreign Securities. Foreign investments must be denominated in US dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.
Important Note: On or about October 2016, the Portfolio will change its investment policies and investment strategies, and will be managed as a government money market fund. As a government money market fund, the Portfolio will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. In addition the Portfolio will normally invest at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities. As a government money market fund, the Portfolio will seek to maintain a stable $1.00 net asset value. In recognition of these investment policy changes, the Portfolio will change its name at that time, and will be known as the AST Government Money Market Portfolio. More detailed information about the investment policy changes will be included in an amendment to the Portfolio’s registration statement, which is expected to be filed with the Securities and Exchange Commission and provided to shareholders in or around October 2016, prior to the effective date of the investment policy changes.
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium capitalization companies. This policy is a non-fundamental policy.

Generally companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. The division of the Portfolio's assets and daily cash inflows and outflows between the Subadvisers are determined by the Manager in its sole discretion. The Manager may change the allocation of assets between the Subadvisers, transfer assets between the Subadvisers, or change the allocation of cash inflows or outflows between the Subadvisers for any reason and at any time without prior notice.
Neuberger Berman Investment Advisers LLC (NBIA) uses bottom-up, fundamental research to identify high quality companies that are trading at a substantial discount to their intrinsic value, defined as NBIA's estimate of a company's true long-term economic worth, where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap. Intrinsic value reflects NBIA’s analysis and estimates. There is no guarantee that any intrinsic value will be realized; security prices may decrease regardless of intrinsic values. Applying a consistent, private equity-style investment framework, NBIA focuses its research efforts on a company's long-term outlook and strategic catalysts that can potentially unlock value. Their approach emphasizes asset values and cash flows, directly engaging a company's management team to evaluate its strategic direction, execution abilities and direct incentive compensation.
NBIA will consider reducing or eliminating a position when the gap between its price and its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position. NBIA does not have an automatic sell decision when a holding increases to a certain market capitalization level based on underperformance. They would continue to hold a stock if they believed that it could ultimately contribute to performance.
LSV Asset Management (LSV) follows an active investment strategy utilizing a quantitative investment model to evaluate and recommend investment decisions for its portion of the Portfolio in a bottom-up, contrarian value approach. The primary components of the models are:
■	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,
■	indicators of past negative market sentiment, such as poor past stock price performance,
■	indicators of recent momentum, such as high recent stock price performance, and
■	control of incremental risk relative to the benchmark index.
All such indicators are measured relative to the overall universe of medium capitalization companies.
Other Investments:
Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.
Fixed Income Securities. The Portfolio may also invest in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.
Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in US dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.
Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.
As of March 31, 2016, NBIA was responsible for managing 37.6% of the Portfolio's assets and LSV was responsible for managing 62.4% of the Portfolio's assets.
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
Investment Objective: The investment objective of the Portfolio is to seek total return. Total return is comprised of capital appreciation and income. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval.
Principal Investment Policies:
In seeking to achieve the Portfolio’s investment objective, the Manager allocates the Portfolio’s assets across eight different investment strategies. The Portfolio has three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed income securities, and one strategy that invests in the Prudential Core Ultra Short Bond Fund (referred to herein as the Liquidity Strategy). The approximate allocation of Portfolio assets across the eight investment strategies as of February 29, 2016 is set forth in the table below. The allocations are subject to change by the Manager at any time. Such allocations may also vary due to cash flows into, and out of, the Portfolio and the performance of the various strategies.
Investment Strategy	Subadviser	Allocation of Assets (as of 02/29/16)
Domestic Large-Cap Core	Epoch Investment Partners, Inc. (Epoch)	27.1%
Domestic Large-Cap Value	Affinity Investment Advisors, LLC (Affinity)	9.0%
Domestic Large-Cap Growth	Boston Advisors, LLC (Boston Advisors)	9.0%
International Equity	EARNEST Partners, LLC (EARNEST)	4.5%
International Equity	Thompson, Siegel & Walmsley LLC (TS&W)	13.4%
Core Plus Fixed Income	Longfellow Investment Management Co. LLC (Longfellow)	16.1%
Core Fixed Income	C.S. McKee, LP (C.S. McKee)	10.7%
Liquidity Strategy	Parametric Portfolio Associates LLC (Parametric)	10.0%
Other Assets	N/A	0.2%
Domestic Large-Cap Core (Epoch). Epoch's security selection process is focused on free cash flow metrics as opposed to traditional accounting-based metrics. Epoch seeks to produce superior risk-adjusted equity returns for this segment of the Portfolio by identifying companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate that cash flow among internal reinvestment opportunities, acquisitions dividends, share repurchases and debt pay downs.
Epoch seeks to identify potential investment opportunities through both qualitative and quantitative analysis. The investment process seeks to uncover companies with improving business fundamentals resulting in increasing free cash flow. The analysis incorporates such items as valuation, revenue growth, and gross margin improvement. Other catalysts may include management changes, purchases or sales by corporate insiders, restructuring/spin-offs, and recent news items. Under normal circumstances, no more than 7% of the assets attributable to this investment strategy may be allocated to a particular issuer at the time of purchase while not more than 10% of this Portfolio segment's assets may be allocated to a particular issuer at any time based on overall market value. This investment strategy normally will not seek to constrain the magnitude of holdings at a sector level relative to the Russell 3000 Index.

Domestic Large-Cap Value (Affinity). Under normal market conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both US and US dollar-denominated foreign issuers, and ADRs, of companies that, when purchased, have market capitalizations that are within the range of companies in the Russell 1000 Value Index. ADRs are equity securities traded on US securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.
In choosing securities for this segment of the Portfolio, Affinity primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential, or cash flows. Affinity uses a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax return on invested capital over time. Affinity may focus the investments for this Portfolio segment in a limited number of issuers. Affinity typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of Affinity’s expectations, among other reasons.
A portion of the assets attributable to this investment strategy may be invested in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the holdings of this Portfolio segment, to maintain exposure to the equity markets, or to increase returns. The assets attributable to this investment strategy may be invested in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (ETFs) and other mutual funds. Affinity may use these investments as a way of managing the cash position of this segment of the Portfolio, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.
Domestic Large-Cap Growth (Boston Advisors). Under normal conditions, at least 80% of the net assets attributable to this investment strategy are invested in equity securities of domestically traded companies. This segment of the Portfolio invests primarily in the common stocks of medium and large capitalization companies (i.e., those companies with market capitalizations within the range of the established benchmark at the time of initial investment) that Boston Advisors believes possess the ability to generate long-term sustainable growth, have exceptional business models and are trading at reasonable valuations. For these purposes, equity securities include domestic common and preferred stock, ADRs, real estate investment trusts, and ETFs. Up to 15% of the net assets attributable to this investment strategy may be invested in foreign securities, including the securities of emerging markets issuers. Boston Advisors may sell a security if it fails to meet its initial investment criteria, if a more compelling opportunity is identified, or if the security becomes overvalued relative to the long-term expectation.
International Equity (EARNEST). EARNEST screens a universe of companies in the MSCI ACWI Ex-US Index seeking to identify those that it believes exhibit financial and market characteristics that have produced outstanding performance over time. These characteristics include valuation measures, market trends, operating trends, growth, profitability, and macroeconomic trends. Companies that pass the initial screen are further filtered, giving consideration to the economic and political environment, property rights, regulations, monetary policy, government intervention, and other relevant factors. EARNEST will then perform fundamental analysis on the companies that pass its screens, seeking to identify companies in attractive industries, with developed strategies, sufficient funding, and strong financial results. The assets attributable to this investment strategy will be invested in approximately 60 issuers, with each issuer generally being limited to no more than 5% of the sleeve's assets. Sector and regional weightings for this Portfolio segment are generally constrained at no more than double those of the MSCI ACWI Ex-US Index while emerging markets weightings will generally be constrained at no more than 1.5 times those of such Index.
International Equity (TS& W). Under normal circumstances, at least 80% of the net assets attributable to this investment strategy are invested in equity securities of foreign companies representing at least three countries other than the United States. TS&W currently anticipates investing in at least 12 countries other than the United States. TS&W emphasizes established companies in individual foreign markets and attempts to stress companies and markets that it believes are undervalued.

Generally, this Portfolio segment invests primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Although this investment strategy will emphasize larger, more seasoned or established companies, TS&W may invest in companies of varying size as measured by assets, sales, or market capitalization. This segment of the Portfolio invests primarily in securities of companies domiciled in developed countries, but may also invest in emerging markets. Up to 10% of the assets attributable to this investment strategy may be invested in securities of companies in developing countries. It is expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
TS&W employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-US stocks. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. From the model, approximately 600 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of operating history.
TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information, including sell-side research, company filings, and trade periodicals. TS&W analysts also may speak with company management to hear their perspectives and outlook on pertinent business issues. Under normal circumstances, this Portfolio segment holds approximately 80-100 stocks as a result of this process.
Established positions within this segment of the Portfolio are ranked bi-weekly and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in relation to this segment's other portfolio holdings. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid, or another stock presents a more attractive opportunity.
Core Plus Fixed Income (Longfellow). Longfellow’s overall objectives are to preserve capital, minimize volatility and earn attractive risk-adjusted returns. Longfellow’s philosophy is based on the premise that upside is limited in fixed income. Downside risk, however, is substantial, so fixed income management should focus on evaluating risk. Longfellow seeks to produce incremental return by investing in undervalued sectors of the fixed income market and mispriced securities within these sectors. Longfellow evaluates sectors and individual securities by attributing yield spread to the various risk elements: credit risk, call risk, event risk and liquidity to identify “cheap” sectors and securities. The objective is to identify those investments that offer incremental return after all the risks are identified. Cheap sectors and securities exist because several non-economic factors affect pricing, including supply/demand imbalances, analytical and/or administrative complexity, size constraints, and investor biases.
Core Fixed Income (C.S. McKee). The C.S. McKee portfolio management team employs a primarily bottom-up, value-driven philosophy in an attempt to outperform the Barclays Aggregate Bond Index. This actively managed process will focus on high quality and highly liquid securities, in an attempt to add value through superior security selection and sector allocation. Portfolio duration (i.e., interest rate risk) will typically be held below market levels.
Liquidity Strategy (Parametric). The Portfolio normally allocates approximately 10% of its total assets to a liquidity strategy. The liquidity strategy is primarily invested in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market instruments, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Asset Allocation Ranges for the Portfolio. As set forth above, the Portfolio may gain exposure to the domestic and international equity and fixed income asset classes through allocations to the above-referenced asset managers for investments in securities. The Portfolio also may gain exposure to the relevant asset classes through the use of derivatives, ETFs, and other financial instruments. The Portfolio’s approximate minimum, neutral, and maximum exposures to the asset managers in the relevant investment strategies under normal circumstances are set forth below.
Managers (or Strategies)	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Domestic Equity Managers (or Strategies)	45%	45%	55%
International Equity Managers (or Strategies)	15%	18%	25%
Total Equities Managers (or Strategies)	62.5%*	63%	77.5%**

Fixed Income
Core and Core Plus Fixed Income Managers (or Strategies)	20%	26.8%	35%
Cash/Money Market Managers (or Strategies)	0%	0.2%	10%
Total Fixed Income Managers (or Strategies)	22.5%***	30%	37.5%****

Liquidity Manager (or Strategy)	10%	10%	15%
*  Notwithstanding the approximate individual minimum exposures for the Domestic Equity (i.e., 45%) and International Equity (i.e., 15%) strategies, the minimum combined exposure to equity managers or strategies is 62.5% of the Portfolio's net assets.
**  Notwithstanding the approximate individual maximum exposures for the Domestic Equity (i.e., 55%) and International Equity (i.e., 25%) strategies, the maximum combined exposure to equity managers or strategies is 77.5% of the Portfolio's net assets.
***  Notwithstanding the approximate individual minimum exposures for the Core and Core Plus Fixed Income (i.e., 20%) and Cash/Money Market (i.e., 0%) strategies, the approximate minimum combined exposure to fixed income managers or strategies is 22.5% of the Portfolio's net assets. Fixed income strategies include both domestic and international investments.
****  Notwithstanding the individual maximum exposures for the Core and Core Plus Fixed Income (i.e., 35%) and Cash/Money Market (i.e., 10%) asset classes, the maximum combined exposure to fixed income managers or strategies is 37.5% of the Portfolio's net assets.
Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may deviate substantially from the anticipated asset allocation ranges set forth above. To that end, up to 100% of the Portfolio's assets may be invested in cash and cash equivalents, including affiliated short-term bond funds and/or affiliated or unaffiliated money market funds, high-quality money market instruments, or repurchase agreements in order to respond to adverse market, economic, political, or other conditions or to satisfy redemption requests. The Portfolio may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.
Investments in Other Investment Companies. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, as amended, and the rules thereunder. These investments would be managed by the Manager and would be used as: (i) a completion strategy to access and adjust exposures to various asset classes and (ii) an overlay strategy to enhance total return and manage portfolio risk at the aggregate level. Under normal market conditions, no more than 10% of the Portfolio's assets would be allocated to such investments. The Manager intends to invest exclusively in other pooled investment vehicles (collectively, the Other Funds) and ETFs as part of these investments. Investments in Other Funds and ETFs will subject this Portfolio segment to the fees and expenses (e.g., investment management fees and other expenses) and risks associated with the relevant Other Funds and ETFs.
AST Parametric Emerging Markets Equity Portfolio
Investment Objective: to seek long-term capital appreciation.

Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of issuers: (i) located in emerging market countries or (ii) included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices. This 80% policy is not a fundamental policy.
A company is considered to be located in an emerging market country if it is domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. The Portfolio may invest without limit in foreign securities.
The Portfolio seeks to employ a top-down, disciplined and systematic investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors, and issuers. This rules-based strategy uses targeted allocation and systematic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by Parametric's portfolio managers. Parametric's portfolio managers select and allocate across countries based on factors such as size, liquidity, level of economic development, local economic diversification, and perceived risk and potential for growth. The Portfolio expects to maintain a bias to broad inclusion; that is, Parametric's portfolio managers intend to allocate portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets generally emphasize the less represented emerging market countries and attempts to reduce the concentration risks relative to a capitalization-weighted index. The Portfolio's country allocations are rebalanced to their target weights if they exceed a certain predetermined over-weight or if they fall below a certain predetermined underweight. Rebalancing has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. The frequency of rebalancing depends on the volatility and trading costs of the individual country. Within each country, the Portfolio seeks to maintain exposure across key economic sectors such as technology, telecommunications, utilities, health care, energy, materials, consumer staples, consumer discretionary, industrials and financials. Relative to capitalization-weighted country indexes, Parametric's portfolio managers generally target weights to these sectors to emphasize the less represented sectors. Parametric's portfolio managers select individual securities as representative of their respective economic sectors and generally weight them by their relative capitalization within that sector.
No more than 25% of the Portfolio's total assets may be denominated in a single foreign currency. The value of foreign assets as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. At times, Parametric's portfolio managers may (but are not obligated to) use hedging techniques (including, without limitation, forward contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations.
The Portfolio may invest in securities of small and new companies. The Portfolio also may invest in privately issued securities, including, without limitation, privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as equity-linked securities). The Portfolio may invest up to 15% of its net assets in privately issued securities.
The Portfolio also may invest in convertible instruments that generally will not be rated, but will typically be equivalent in credit quality to securities rated below investment grade (i.e., credit quality equivalent to lower than Baa by Moody's and lower than BBB by S&P. Convertible debt securities that are not investment grade are commonly called “junk bonds.” The Portfolio may invest up to 20% of its assets in these instruments.
As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on US exchanges or in the US over-the-counter market (including, without limitation, all types of depositary receipts that evidence ownership in underlying foreign securities). The Portfolio's investment in a depositary receipt will satisfy the above-referenced 80% investment policy if the issuer of the depositary receipt is: (i) domiciled in, or derives more than 50% of its revenues or profits from, emerging market countries or (ii) included (or considered for inclusion) as an emerging market issuer in one or more broad-based market indices.
Derivative Strategies. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options and equity-linked securities (such as participation notes, equity swaps and zero strike calls and warrants). A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives—such as futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, Parametric tries to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Parametric may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. Parametric will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Parametric may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
Other Investments:
The Portfolio may also use the following investments and strategies: exchange-traded funds, initial public offerings, convertible securities and preferred stock, repurchase agreements, reverse repurchase agreements, dollar rolls, and when-issued and delayed-delivery securities. In addition to the principal strategies, the Subadviser also may use the foregoing strategies to try to increase returns or protect its assets if market conditions warrant.
AST Prudential Core Bond Portfolio
Investment Objective: to seek to maximize total return consistent with the long-term preservation of capital.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in intermediate and long-term debt obligations and high quality money market instruments. The above-referenced 80% test is applied at the time the Portfolio invests; later percentage changes caused by a change in Portfolio assets, market values, or ratings downgrades will not require the Portfolio to dispose of a holding. The Portfolio will not change the above-referenced 80% policy unless it provides at least 60 days prior written notice to contract owners. The types of debt obligations in which the Portfolio may invest, include, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of the Government National Mortgage Association. In addition, the Portfolio may invest in US Government securities issued by other government entities, like the Federal National Mortgage Association and the Student Loan Marketing Association which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
The Portfolio will invest, under normal circumstances, at least 80% of its net assets in debt obligations that are rated investment grade. Investment grade debt obligations are those rated within the four highest rating categories assigned by a rating agency such as Moody's, S&P, or Fitch, or, if unrated, determined by the Subadviser to be of comparable quality. Likewise, the Portfolio may invest up to 20% of its net assets in debt obligations rated below investment grade (often referred to as junk bonds) by the major ratings services, or, if unrated, considered to be of comparable quality by the Subadviser. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.
The Portfolio may also invest in convertible debt and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The Portfolio may invest in leveraged loans. Leveraged loans are business loans made to borrowers that may be US or foreign corporations, partnerships, or other business entities. The interest rates on leveraged loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Such senior loans may be rated below investment grade or, if unrated, deemed by Prudential to be the equivalent of below investment grade securities. The Portfolio’s investment in senior loans will usually be made in the form of participations or assignments.
The Subadviser may use various derivative strategies to try to improve the Portfolio’s returns. The Subadviser may also use hedging techniques to try to protect the Prudential Portfolio’s assets. The Subadviser and the Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options — involves costs and can be volatile. With derivatives, the Portfolio’s subadviser tries to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. The Subadviser may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objective. The Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives used may not match or offset the Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Portfolio uses derivative strategies, it designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the SEC. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. Futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities, swaps, and swap options are described in more detail in this Prospectus under the heading “More Detailed Information About Other Investments & Strategies Used By The Portfolios—Additional Investments & Strategies.”
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
Investment Objective: to seek total return.
Principal Investment Policies:
The asset allocation strategy for the Portfolio is determined by QMA. QMA is also responsible for managing the equity segment of the Portfolio. PGIM is responsible for managing the fixed income segment of the Portfolio.
The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. QMA may also utilize an overlay sleeve for liquidity and allocation changes. The overlay sleeve is generally approximately 12% of the Portfolio’s assets. QMA adjusts the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. Under normal conditions, the Portfolio is expected to be invested within the ranges set forth below:
Asset Type	Minimum	Normal	Maximum

Equity and Equity-Related Securities*	60%	70%	80%
Debt Obligations and Money Market Instruments *	20%	30%	40%
*Note: ranges are expressed as a percentage of the Portfolio’s assets and include allocations within the overlay sleeve
Asset Allocation of the Portfolio. In seeking to add value, QMA tactically overweights or underweights asset classes based on perceived investment opportunities. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance asset allocation portfolios to target asset class weights. Within broad asset classes, QMA may also allocate among sub-asset classes such as US large cap equity, small cap equity, and emerging markets.
Equity Segment. QMA’s equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depository receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Fixed Income Segment. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its investable assets in intermediate and long-term debt obligations and high quality money market instruments. In addition, the fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high quality money market instruments. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “junk bonds”). The fixed income segment of the Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.
Market Participation Strategy. This strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure primarily through investments in options and futures. Under normal circumstances, the strategy is primarily invested in US equity index options, futures, and US government securities (including its agencies and instrumentalities). From time to time, the strategy may also invest in corporate bonds and supranational securities.
AST QMA EMERGING MARKETS EQUITY Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
The Portfolio attempts to achieve its investment objective through investment in equity and equity-related securities of emerging market companies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities, including common stocks, preferred stocks, securities convertible into or exchanged for stocks, depositary receipts for those securities, rights, warrants, exchange-traded funds, futures and swaps (generally collateralized with Treasury Bills) of or relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices. The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in its 80% policy as described above.
QMA's equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
A company will be considered to be located in an emerging market if it is listed, headquartered, domiciled, or incorporated in an emerging market country. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index. The Portfolio may engage in derivative transactions as a substitute for the purchase or sale of securities or currencies or to attempt to mitigate the adverse effects of foreign currency fluctuations. Such transactions may include foreign currency exchange contracts, options, equity-linked securities, swaps, and futures.
A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
Additional Investments & Strategies:
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant:
■	Depositary Receipts
■	Convertible Debt and Convertible Preferred Stock
■	Derivatives
■	Equity Swaps
■	Exchange-Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Illiquid Securities
■	Options
■	Participation Notes
■	Real Estate Investment Trusts
■	Small Companies
■	Swap Options
■	Swaps
■	Temporary Defensive Investments
■	Total Return Swaps
AST QMA LARGE-CAP PORTFOLIO
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds, securities convertible into common stock, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, or options to purchase common stock.
For purposes of the Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.73 billion and $539.08 billion as of February 29, 2016).
QMA equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
AST QMA US Equity Alpha Portfolio
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies:
The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. For purposes of this non-fundamental investment policy, US issuers are issuers whose primary listing is on a securities exchange or market inside the United States.
By employing this long/short strategy, the Portfolio seeks to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the US market and includes the largest 1000 securities in the Russell 3000® Index.
In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.
In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Operational Complexities; Relationship with Prime Broker. Selling short and investing the proceeds from the short sale in additional long positions will require a prime broker to hold the short position in the Portfolio's prime brokerage account, with the custodian bank holding collateral to satisfy the collateral requirements relating to the short positions at the prime broker. As such, a tri-party custody and pledge agreement is required between the custodian bank, the prime broker, and the Portfolio. This structure requires setting up a pledge account with the custodian bank, which is used to satisfy the collateral requirements relating to the short positions at the prime broker. The custodian bank holds the securities from the Portfolio's long position as collateral. The tri-party agreement provides for substitution of collateral, as well as for release of collateral in excess of applicable margin requirements. The tri-party structure requires a more complicated and costly support structure.

Short Sales. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio will have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions before it otherwise intends to do so.
Until the short sale is closed, the broker effecting the short sale typically requires the proceeds or other securities to serve as collateral to secure the Portfolio's obligation to cover the short position. However, the Portfolio may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Portfolio purposes. If the Portfolio does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation.
When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.
Because the Portfolio's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Portfolio sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Portfolio's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.
Potential Conflicts: Side-by-Side Management of Long-Only and Long-Short Strategies. QMA currently manages both long-only and long-short strategies. With respect to QMA's management of these strategies side by side, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by QMA's compliance unit to assess whether any such positions would represent a departure from a quantitative algorithm used to derive the positions in each portfolio. QMA's review is intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.
Other Investments:
The Portfolio may invest in ADRs, American Depository Shares (ADSs) and other similar receipts or shares traded in US markets, which are considered to be US securities. Additional investments may include ETFs. The Portfolio may invest in derivatives, such as futures contracts or equity swaps, for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Portfolio's investment objective).
In addition, the Portfolio may also (1) hold common stock or warrants received as the result of an exchange or tender offer, (2) buy or sell securities on a forward commitment basis, (3) lend its portfolio securities, (4) invest in options, futures, forwards and equity swaps, (5) engage in reverse repurchase agreements for investment purposes, (6) borrow money for investment purposes, and (7) borrow money for temporary or emergency purposes.
AST Quantitative Modeling Portfolio
Investment Objective: to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles.

Principal Investment Policies:
General. The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of Underlying Portfolios in accordance with its own specialized asset allocation strategy. Currently, the only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or its affiliates. Consistent with the investment objectives and policies of the Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used as investment options for the Capital Growth Segment or the Fixed Income Segment.
Capital Growth Segment. QMA, the sole subadviser for the Portfolio, constructs a neutral allocation for the Capital Growth Segment. The neutral allocation initially divides the assets attributable to the Capital Growth Segment across three broad-based securities benchmark indexes: the Russell 3000 Index, the Barclays US Aggregate Bond Index, and the MSCI EAFE Index. The neutral allocation generally emphasizes investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Capital Growth Segment is generally determined by PI. PI employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation established by QMA. QMA then performs its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA further adjusts the neutral allocation and the preliminary Underlying Portfolio weights for the Capital Growth Segment based upon its views on certain factors, including, but not limited to, the following:
■	asset class (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on equity or debt securities and money market instruments);
■	geographic focus (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on domestic or international issuers);
■	investment style (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on securities with value, growth, or core characteristics);
■	market capitalization (i.e., increase or decrease allocation to Underlying Portfolios focusing primarily on small-cap, mid-cap, or large-cap issuers); and
■	“off-benchmark” factors (e.g., add exposure to asset sub-classes or investment categories generally not captured in the neutral allocation such as real estate, natural resources, global bonds, limited maturity bonds, high-yield bonds (also referred to as “junk bonds”), or cash.
The assets of the Capital Growth Segment are invested in accordance with the table below under normal circumstances.
Percentage of Capital Growth Segment Net Assets Allocated to Underlying Portfolios Investing Primarily in Equity Securities (“Equity *Underlying Portfolios”)	Percentage of Capital Growth Segment Net Assets Allocated to Underlying Portfolios Investing Primary in Debt Securities and Money Market Instruments (“Debt-Money Market Underlying Portfolios”)
75% (Generally range from 67.5%-80%)	25% (Generally range from 20%-32.5%)
PI and QMA currently expect that any changes to the asset allocation and Underlying Portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio's principal investment policies, PI and QMA may, however, change the asset allocation and Underlying Portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, PI and QMA may, at any time in their sole discretion, rebalance the Capital Growth Segment's investments to cause its composition to match the asset allocation and Underlying Portfolio weights. Although PI and ASTIS serve as the investment managers of the Underlying Portfolios, the day-to-day investment management of the Underlying Portfolios is the responsibility of the relevant Subadvisers.
Fixed Income Segment. The net assets attributable to the Fixed Income Segment are invested in the AST Investment Grade Bond Portfolio (the AST Bond Portfolio). The investment objective of the AST Bond Portfolio is to seek to maximize total return, consistent with the preservation of capital and liquidity needs. In pursuing its investment objective, the AST Bond Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. For purposes of this 80% policy, investment grade bonds include:

(i) all debt securities and all fixed income securities, excluding preferred stock, that are issued by both government and non-government issuers and rated BBB or higher by S&P, Baa or higher by Moody's, BBB or higher by Fitch or, if unrated, are determined by the Subadviser to be of comparable quality, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to debt securities and fixed income securities with such ratings. All references to the ratings categories used for determining what constitutes an investment grade bond are without regard to gradations within those categories. PGIM, Inc. (PGIM), the Subadviser for the AST Bond Portfolio, currently intends to maintain an overall weighted average credit quality rating of A– or better for the AST Bond Portfolio. This target overall credit quality for the AST Bond Portfolio is based on ratings as of the date of purchase. In the event the AST Bond Portfolio's overall credit quality drops below A– due to downgrades of individual portfolio securities, PGIM will take appropriate action based upon the relevant facts and circumstances.
PGIM has a team of fixed income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed income securities markets. PGIM uses qualitative and quantitative analysis to evaluate each bond issue considered for the AST Bond Portfolio. In selecting portfolio securities for the AST Bond Portfolio, PGIM considers economic conditions and interest rate fundamentals. PGIM also evaluates individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.
The AST Bond Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the AST Bond Portfolio emphasizes investments in several different types of securities and financial instruments, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The AST Bond Portfolio also may invest up to 50% of its total assets in US dollar-denominated debt securities issued in the United States by certain foreign issuers and up to 10% of its investable assets in non-investment grade bonds (also referred to junk bonds).
Overview of Operation of Quantitative Model. Normally 100% of the Portfolio's net assets are allocated to the Capital Growth Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed Income Segment based on the application of a quantitative model to the Portfolio's overall net asset value (NAV) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed Income Segment when the Portfolio's NAV per share experiences certain declines and from the Fixed Income Segment to the Capital Growth Segment when the Portfolio's NAV per share experiences certain increases or remains flat over certain periods of time. These positive and negative movements in the Portfolio's NAV per share are measured by reference to a “target NAV per share”, which itself will be based, in part, on previous highs of the Portfolio's actual NAV per share. Such “target NAV per share” will fluctuate over time as the Portfolio's actual NAV per share rises and falls. The model, however, will not generate: (i) a transfer to the Fixed Income Segment from the Capital Growth Segment that would result in more than 90% of the Portfolio's net assets being allocated to the Fixed Income Segment, or (ii) a large-scale transfer between the Portfolio's segments that exceeds certain pre-determined percentage thresholds. Notwithstanding such limits on transfers, more than 90% of the Portfolio's net assets may be allocated to the Fixed Income Segment at a given point in time due to an increase in the aggregate value of that segment and/or a decline in the aggregate value of the Capital Growth Segment.
In an effort to reduce transaction costs, the Manager or QMA may decline to implement a transfer between the Portfolio's segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the Manager or QMA over time. The Manager or QMA may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.

Overall Asset Allocation for Quantitative Modeling Portfolio. Below are the approximate exposures to Equity Underlying Portfolios and Debt-Money Market Underlying Portfolios that would result from: (i) an allocation of 100% of the Portfolio's assets to the Capital Growth Segment and the corresponding allocation of Portfolio assets (i.e., 0%) to the Fixed Income Segment; (ii) an even division of Portfolio assets between the Capital Growth Segment and the Fixed Income Segment; and (iii) an allocation of 90% of the Quantitative Modeling Portfolio's assets to the Fixed Income Segment and the corresponding allocation of Portfolio assets (i.e., 10%) to the Capital Growth Segment.
	Assumed Allocation of Portfolio Assets: 100% Capital Growth Segment* and 0% Fixed Income Segment	Assumed Allocation of Portfolio Assets: 50% Capital Growth Segment* and 50% Fixed Income Segment	Assumed Allocation of Portfolio Assets: 10% Capital Growth Segment* and 90% Fixed Income Segment
% of Portfolio Assets Allocated to Equity Underlying Portfolios	75%	37.5%	7.5%
% of Portfolio Assets Allocated to Debt-Money Market Underlying Portfolios	25%	62.5%	92.5%
* Assumes that 75% of the Capital Growth Segment's net assets will be invested in Equity Underlying Portfolios while the remaining 25% of the Capital Growth Segment's net assets will be invested in Debt-Money Market Underlying Portfolios.
As shown in the table immediately above, a shareholder's specific investment experience depends, in part, on how the Portfolio's assets are allocated between the Capital Growth Segment and the Fixed Income Segment during the period in which the shareholder invested in the Portfolio.
AST RCM WORLD TRENDS Portfolio
Investment Objective: to obtain the highest potential total return consistent with its specified level of risk tolerance.
Principal Investment Policies:
The Subadviser allocates assets among the investment strategies set forth below. The Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by the Portfolio’s Manager. The neutral weight for each strategy is stated below. More information on asset allocation, including minimums and maximums under normal circumstances, are set forth in the “Asset Class” chart, below.
■	AllianzGI Best Styles Global (30%). This is a core global equity strategy that seeks to exploit the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth. It seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.
■	US Equity (17.5%). This strategy aims to allocate among several investment strategies ranging from small to large capitalization companies to generate superior returns over a full market cycle. These strategies employ a bottom-up focus to identify companies that (among others) possess superior management, strong balance sheets, differentiated products or services, substantial unit growth, strong commitments to research and development, or are benefiting from change that is not yet fully reflected in the market.
■	European Growth (5%). Based on a belief that share prices are driven in the medium- to long-term by the growth of earnings and cash flows, and that markets are often inefficient in valuing growth businesses, this strategy constructs high-conviction portfolios with a long-term investment horizon through a pure bottom-up stock picking approach that emphasizes structural growth.
■	Enhanced Fixed Income (40%). Based on a belief that fixed income markets display inefficiencies that can be systematically exploited through an active and disciplined investment process, this strategy combines proprietary research with sophisticated portfolio construction tools and seeks to outperform the benchmark while adhering to stringent risk guidelines.
■	European Small Caps (2.5%). This strategy targets mid- to long-term stable outperformance through a fundamental bottom-up investment process with a tilt towards high quality small cap companies.
■	Best Styles Emerging Markets (2.5%). In emerging markets, investment styles have been even more successful in the past decade than in developed markets, where single investment style volatility has proven less pronounced.

This strategy exploits the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth, and seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.
■	Commodities (2.5%). Based on a belief that inefficiencies in commodities markets can be exploited systematically using well researched and disciplined investment processes, this strategy employs active and passive instruments to provide exposure to rising commodity markets and generate alpha through allocation across commodities.
Asset Allocation Ranges. Under normal circumstances, approximately 60% of the Portfolio’s net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Portfolio's net assets and such fixed income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.); and (iii) the purchase of Underlying ETFs. More specific information regarding the Portfolio’s minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure[1]
Equities
US Equity	10.0%	18.0%	20.0%
European Large/Mid-Cap Equity	3.0%	5.0%	7.0%
European Small-Cap Equity	1.0%	3.0%	4.0%
Emerging Markets Equity	0.0%	3.0%	8.0%
Commodities	0.0%	3.0%	8.0%
Total Equities	50%[2]	60%	70%[3]

Fixed Income
US Governments	15.0%	25.0%	35.0%
US Corporates	5.0%	10.0%	15.0%
Emerging Markets Debt	0.0%	5.0%	8.0%
Total Fixed Income	30%[4]	40%	50%[5]
 1 Notwithstanding the individual maximum exposures for equity and fixed income segments shown, the maximum combined exposure to non-US investments that are not denominated in U.S. dollars is 35% of the Portfolio’s net assets.
2 Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 50% of the Portfolio’s net assets.
3 Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 70% of the Portfolio’s net assets.
4 Notwithstanding the individual minimum exposures for the various fixed income segments, the minimum combined exposure to fixed income investments is 30% of the Portfolio’s net assets.
5 Notwithstanding the individual maximum exposures for the various fixed income segments, the maximum combined exposure to fixed income investments is 50% of the Portfolio’s net assets.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Portfolio’s Manager or its affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.

AST SCHRODERS GLOBAL TACTICAL Portfolio
Investment Objective: to seek to outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays US Aggregate Bond Index (30%). This investment objective and the blended performance benchmark are not fundamental policies of the Portfolio and, therefore, may be changed by the Board without shareholder approval.
Principal Investment Policies:
The Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or “junk” bonds, exchange-traded funds (ETFs) and other investment companies (collectively, the Underlying Portfolios), and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States (but in no fewer than three countries). The Subadvisers use various investment strategies, currency hedging, and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.
Under normal circumstances, approximately 70% of the Portfolio's net assets will be invested to provide exposure to equity securities and approximately 30% of its net assets will be invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 60-80% of the Portfolio's net assets and such fixed income exposure may range between 20-40% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying Portfolios. The Portfolio may also invest up to 5% of its net assets in alternative investments. More specific information regarding the Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. Such exposures are preliminary and subject to change at any time.
Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Domestic Equities	35%	45%	55%*
International Equities +	15%	25%	30%*
Investment Grade Bonds***	20%	30%	40%**
High Yield or “Junk” Bonds***	0%	0%	10%**
Alternatives	0%	0%	5%
+ Under normal circumstances, the Subadvisers will hedge approximately one-half of the foreign currency exposure resulting from the Portfolio's international equity investments back into the US dollar. The Subadvisers will not, however, be required to engage in such hedging and may also hedge a different portion or all of the Portfolio's foreign currency exposure in connection with these investments. In addition, no more than 15% of the Portfolio's assets may be invested in issuers located in emerging market countries.
* Notwithstanding the individual maximum exposures for domestic equities (i.e., 55%) and international equities (i.e., 30%), the maximum combined exposure to equities is 80% of the Portfolio's net assets.
** Notwithstanding the individual maximum exposures for investment grade bonds (i.e., 40%) and high yield or “junk” bonds (i.e., 10%), the maximum combined exposure to fixed income securities is 40% of the Portfolio's net assets.
***US dollar-denominated sovereign and corporate emerging market debt is included in the Investment Grade and/or High Yield allocation. Local currency emerging market debt is included in the Alternatives allocation.
Principal Investments (Traditional Asset Classes). The traditional asset classes in which Portfolio assets may be invested are described below.
EQUITY INVESTMENTS. The Portfolio may invest in the equity securities of US or foreign issuers of any size. The Portfolio may also invest any portion of its assets in equity securities of issuers located in “emerging market” countries. The Portfolio may purchase securities in initial public offerings. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. In selecting equity securities for the Portfolio, the Subadviser may seek to identify securities of companies in industries, sectors, or geographical regions that they believe are undervalued or otherwise offer significant potential for capital appreciation, and companies that they believe offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

INVESTMENT GRADE FIXED INCOME INVESTMENTS. The Portfolio may invest in the debt securities of investment grade rated issuers located anywhere in the world, including emerging markets, that are believed to offer the potential for attractive capital appreciation, current income, or both. The debt securities in which the Portfolio may invest include: (i) securities issued or guaranteed by the US Government or its agencies or instrumentalities; (ii) debt securities of domestic or foreign corporations; (iii) mortgage-backed and other asset-backed securities; (iv) obligations of international sovereigns or agencies or supranational entities; (v) debt securities convertible into equity securities; (vi) inflation-indexed bonds; (vii) structured notes, including hybrid or “indexed” securities, event-linked bonds, and loan participations or assignments; and (viii) delayed funding loans and revolving credit facilities. The fixed income securities in which the Portfolio may invest include securities that make payments of: (i) interest at fixed rates or at floating or variable rates or (ii) principal or interest at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.
HIGH YIELD DEBT SECURITIES. The Portfolio may invest in debt or fixed income securities rated below “investment grade” (also referred to as “junk bonds” or “high-yield bonds”) that are issued by US or non-US (including emerging market) corporations, governments, government agencies, or supranational organizations. Generally, lower rated securities pay higher yields than highly rated securities to compensate investors for the higher risk.
THEMATIC BASKETS. The Subadvisers may from time to time build bespoke, thematic baskets of stocks and bonds in an attempt to capture themes that are not readily available via an off-the-shelf fund or instrument.
GLOBAL TACTICAL ASSET ALLOCATION INVESTMENT STRATEGY. The Subadvisers will seek to enhance total return and manage risk of the Portfolio by utilizing its Global Tactical Asset Allocation strategy. This investment strategy will employ a flexible investment approach across a diversified range of global asset classes such as equities, bonds, currencies, and real assets. This strategy may use derivatives and will function as an overlay strategy at the aggregate Portfolio level.
SHORT-TERM INVESTMENTS. The Portfolio may invest in short-term, high quality investments, including, without limitation, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, and repurchase agreements. The Portfolio also may invest without limitation in money market funds or similar pooled investments, including those managed, advised, or sponsored by the Manager or their respective affiliates.
TEMPORARY DEFENSIVE INVESTMENTS. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Manager or their affiliates. Investing heavily in these securities will limit the Subadvisers’ ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
DERIVATIVES. The Portfolio may seek to adjust its exposure to one or more investments or asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swap agreements, total return swap agreements, options (puts and calls) purchased or sold by the Portfolio, commodity swap agreements, and structured notes. The Portfolio may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Portfolio and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage.
CURRENCIES. The Portfolio may take investment positions in various foreign currencies, including actual holdings of those currencies. These investments may also forward contracts, futures contracts, swap agreements, and option contracts with respect to foreign currencies.

LIQUIDITY STRATEGY. The Portfolio normally allocates at least 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Investments (Alternative Asset Classes). The alternative asset classes in which Portfolio assets may be invested are described below.
EMERGING MARKETS DEBT. The Portfolio may invest in fixed income instruments of issuers that the Subadvisers determines are economically tied to emerging markets countries. Such securities may be denominated in non-US currencies and the US dollar.  (For purposes of the investment ranges contained within the table in the Principal Investment Policies of the Portfolio, non-US dollar instruments are considered part of the Emerging Markets Debt category and US dollar instruments are considered part of the Investment Grade or High Yield category.) The Subadvisers may determine that a security is economically tied to an emerging market country if it: (i) is principally traded on the securities markets of an emerging markets country, or (ii) the issuer is organized or principally operates in an emerging markets country, derives a majority of its income from its operations within an emerging markets country, or has a majority of its assets in an emerging markets country.
REAL ESTATE. The Portfolio may invest in real-estate related securities, such as equity or mortgage real estate investment trusts (REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.
ABSOLUTE RETURN. The Portfolio may invest in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed income positions and investments in derivatives. Absolute return investments will normally be selected with the intent of providing predictable, hedged returns over time.
INFRASTRUCTURE. The Portfolio may invest in securities of US and non-US issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.
COMMODITIES. The Portfolio may make investments that are intended to provide exposure to one or more physical commodities or securities indices. Commodities investments may include, by way of example, futures contracts, commodity index-linked instruments, such as commodity swaps, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.
PRIVATE EQUITY. The Portfolio also may make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.
VOLATILITY. The Portfolio may take positions in volatility investments, such as volatility futures (which are based on the volatility of a market index), variance swaps (where the payout is linear to variance and therefore should rise at a higher rate than volatility) and other such instruments that allow the Portfolio to make a volatility play independent of the direction and level of security prices.

AST Small-Cap Growth Portfolio
Investment Objective: to seek long-term capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. This policy is a non-fundamental policy.
The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio's investments will change with market conditions.
UBS Asset Management (Americas) Inc. (UBS AM) is responsible for managing a portion of the Portfolio’s assets. In selecting securities, UBS AM seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, UBS AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. UBS AM may cause the Portfolio to invest in emerging growth companies, which are companies that UBS AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.
Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since over 380 of the Russell 2000 companies are covered by two or fewer sell-side brokerage firms, as compiled by FactSet, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”
Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.
Other Investments:
The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:
Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.
Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively derivative instruments). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
Investment Objective: to seek capital growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index or the S&P SmallCap 600 Growth Index at the time of the Portfolio's investment. The size of the companies in the Russell 2000® Growth Index, the S&P SmallCap 600 Growth Index, and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.
RS Investment Management Co. LLC (RS Investments) is responsible for managing a portion of the Portfolio’s assets. RS Investments’ investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The investment team seeks to categorize each potential investment based on its view of a company’s stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the investment team’s expectation of the potential reward relative to risk of each security based in part on the investment team’s proprietary earnings calculations.
Wellington Management Company LLP (Wellington Management) is also responsible for managing a portion of the Portfolio’s assets. Central to Wellington Management’s investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk, with an emphasis on creating a portfolio whose relative performance is less dependent on market environment. Wellington Management’s research process relies on extensive management meetings and a high level of collaboration between the investment team and Wellington Management’s global industry analysts and other team analysts to produce forecast models and long-term valuation targets. The majority of Wellington Management’s research is the result of direct contact with company management in our offices, on site, and at conferences. Wellington Management also triangulates a great deal of information by talking to competitors, suppliers, and vendors. Wellington Management considers its ability to make independent evaluations and to establish its own research priorities central to its ability to produce positive returns for our clients. Wellington Management views portfolio construction as a separate, but equally important, component of the investment process. Its approach to portfolio construction is based on its observation that active managers frequently underestimate the range of outcomes when assessing an investment idea. Wellington Management recognizes this uncertainty and explicitly incorporates the risk characteristics of stocks when setting position sizes. This practice leads to diversification of risk across stocks and limits the impact of negative surprises. Consistent with its longer term investment perspective, Wellington Management incorporates anticipated transaction costs when making buy and sell decisions, which supports lower turnover.
AST Small-Cap Value Portfolio
Investment Objective: to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Manager of the Portfolio determines and allocates a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Manager periodically and may be altered or adjusted by the Manager without prior notice. Such adjustments will be reflected in the annual update to this prospectus.
Although each Subadviser follows the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:
J.P. Morgan follows a multi-step process. First, a rigorous proprietary multifactor quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its sector based on a number of factors including valuation based metrics and improving business trends and market sentiment. Next, analysts conduct fundamental research where the results of the quantitative model are reviewed and modified based by the portfolio management team to ensure the validity of the data, that the trades recommended truly meet our investment theses and out of the model issues are captured. Finally, a portfolio construction process is employed to overweight the stocks with the highest return potential while minimizing uncompensated risks relative to the benchmark (as measured by the BARRA risk model). The resulting portfolio is one that closely approximates the risk characteristics of the Russell 2000 Value Index while adding value through stock selection.
LMCG Investments, LLC (LMCG) applies a classic value investment style focusing on solid small cap companies whose stock it believes is temporarily out of favor in the market. LMCG emphasizes companies with higher returns on capital, free cash flow, and strong balance sheets. These companies often dominate a particular industry niche. Generally these industries have significant barriers to entry and, as a result, are able to perpetuate a higher return on capital over time. LMCG emphasizes strong risk-adjusted returns by taking modest bets and focusing not only on upside but also on limiting the downside.
Other Investments:
Although the Portfolio will invest primarily in US common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.
The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
As of February 29, 2016, J.P. Morgan was responsible for managing approximately 60% of the Portfolio's assets and LMCG was responsible for managing approximately 40% of the Portfolio's assets.

AST T. Rowe Price Asset Allocation Portfolio
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 50% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities.
Up to 10% of the equity portion of the Portfolio may be allocated in a real assets segment. The assets of this segment are invested with the specific intention of providing exposure to equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.
The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed income portion); foreign (non-US dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion). Cash reserves may consist of US-dollar and non US-dollar currencies and money market vehicles. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Portfolio) and foreign fixed income securities (i.e., 50% of fixed income portion of Portfolio), the maximum combined exposure to foreign equity and fixed income securities is 30% of the Portfolio’s net assets.
The precise mix of equity and fixed income investments depends on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
The Portfolio’s principal investment strategies also include an allocation to a liquidity strategy in which the Portfolio will allocate approximately 10% of its net assets. The liquidity strategy will be invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income portions of the Portfolio; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Equity Securities. When selecting particular stocks to purchase, the Subadviser examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall US market while international equities are selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio's fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the subadviser's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.
Liquidity Strategy. The Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Other Investments:
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity and fixed income markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. Additionally, the Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
Investment Objective: to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 85% of its total assets in equity securities and 15% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 75-90% of the Portfolio's net assets and the fixed income portion between 10-25% of the Portfolio's net assets. The Subadviser concentrates on common stock investments in larger, more established companies, but the Subadviser may also invest in smaller-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas small and medium-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the equity portion may be invested in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio is allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies and money market vehicles. The Portfolio may also invest a portion of its assets in real estate investment trusts (REITs) and US Treasury inflation protected securities.
The Portfolio also includes an allocation to a liquidity strategy in which the Subadviser allocates approximately 10% of the Portfolio's net assets. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Investments of the Portfolio:
General. While the Portfolio invests primarily in equity securities, the precise mix of equity and fixed income investments will depend on the Subadviser's outlook for the markets. When deciding upon asset allocations, the Subadviser may increase investments in equity securities when strong economic growth is expected. The opposite may be true if the Subadviser believes that the economy is expected to slow sufficiently enough to hurt corporate profit growth. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to seek to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that will invest primarily in equity securities, the Portfolio's risk of loss and share price fluctuation (and potential for gain) will tend to be greater than funds investing in with a lower percentage allocation to equity and funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
Equity Securities. When selecting particular stocks to purchase, the Subadviser will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small to large-cap stocks. Domestic stocks will be drawn from the overall US market while international equities will be selected primarily from large companies in developed countries. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of seeking a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments will be primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A portion of the Portfolio's fixed income assets may be invested in high yield bonds. A significant portion of the Portfolio's fixed income investments may be in mortgage-related securities (including mortgage dollar rolls, collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the Portfolio will reflect the Subadviser's outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments.
Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
Futures and Options. The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity and fixed income markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. Additionally, the Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
AST T. Rowe Price Large-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio takes a growth approach to investing and normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadviser generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As growth investors, the Subadviser believe that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.
Other Investments:
In addition to investing in equity securities, the Portfolio also may:
■	invest up to 20% of its net assets in convertible securities;
■	invest up to 10% of its net assets in rights or warrants;
■	invest up to 15% of its total assets in foreign securities;
■	purchase and sell exchange-traded index options and stock index futures contracts; and
■	write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
■	invest in other investment companies.
American Depositary Receipts (ADRs) and other US-dollar denominated securities of foreign companies are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
AST T. Rowe Price Natural Resources Portfolio
Investment Objective: to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the securities of natural resource companies. This policy is a non-fundamental policy.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Subadviser's outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
In the mining area, for example, the Subadviser might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.
As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.
The Portfolio may also invest in other investment companies and illiquid securities.
Other Investments:
Although the Portfolio invests primarily in common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.
Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.
AST TEMPLETON GLOBAL BOND PORTFOLIO
Investment Objective: to seek to provide current income with capital appreciation and growth of income.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Portfolio may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Portfolio may invest without limit in developing markets. Under normal market conditions, the Portfolio expects to invest at least 40% of its net assets in foreign securities. In addition, the Portfolio’s assets are invested in issuers located in at least three countries (including the US). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.
Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency such as S&P or Moody’s or, if unrated, determined by the Subadviser to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” If, subsequent to its purchase a security is downgraded in rating or goes into default, the Portfolio will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately. The Portfolio is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
Many debt securities of non-US issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the subadviser’s internal analysis. The Portfolio may invest in debt securities of any maturity, and the average maturity or duration of debt securities in the Portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic, and political conditions.
For purposes of pursuing its investment goal, the Portfolio regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, currency and currency index futures contracts and currency swaps. The use of derivative currency transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Portfolio’s investment returns. The Portfolio may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures); swap agreements (which may include interest rate and credit default swaps); options on interest rate or bond futures, and options on interest rate swaps. The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The Subadviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the subadviser believes that the value of a particular foreign currency is expected to increase compared to the US dollar, the Portfolio could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of US dollars to be paid by the Portfolio under the contract, the Portfolio will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency, or it may be used to hedge the Portfolio’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).
Various factors, such as availability and cost, are considered in decisions of whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.
The Subadviser allocates the Portfolio’s assets based upon its assessment of changing market, political, and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. The subadviser may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when the subadviser believes another security is a more attractive investment opportunity.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.
AST WEDGE CAPITAL Mid-Cap Value Portfolio
Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.
Principal Investment Strategies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in mid-capitalization companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.
Although the Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, the Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth.
The Subadviser normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. The Subadviser first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Subadviser's Fundamental Value Model identifies those stocks, with a market capitalization between $1 billion and $20 billion, with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, the Subadviser then employs their Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 35% of the initial universe becoming eligible for subsequent research.
Finally, the Subadviser focuses on those companies that meet its value and financial quality parameters. The Subadviser's research analysts employ comprehensive, qualitative and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, management capabilities and incentives. This bottom-up analysis is then coupled with macro-economic research, focusing on the current and future stages of the economic cycle and their impact on the profitability and performance of broad sectors and specific industries. Ideas are constructively debated among the investment staff, culminating with a review and required approval by the Investment Policy Committee, prior to purchase. The Subadviser's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level. A further sell discipline is applied as it relates to the Subadviser's mid cap market cap range - if a stock appreciates to $30 billion, it becomes a candidate for sale.
Other Investments:
Although the Portfolio invests primarily in common stocks of US mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-US issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales “against the box”.
AST Wellington Management Hedged Equity Portfolio
Investment Objective: to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington's underlying equity investment strategies.
Principal Investment Policies:
General. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index. By combining these two strategies in a single fund, the Portfolio seeks to provide investors with an investment that generates attractive total returns over a full market cycle with significant downside equity market protection.
The Portfolio utilizes a select spectrum of Wellington Management's equity investment strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.
Description of Equity Index Option Overlay and Index Options. The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market, the Portfolio may purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy also involves the sale of call options on the S&P 500 Index and the sale of a deeper “out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
Options on an index differ from options on securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based (in the case of the Portfolio, the S&P 500 Index) is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option, and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
As the seller of an index call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio as the seller of the index call option.
As the purchaser of an index put option, the Portfolio, in exchange for paying a premium to the seller, has the right to receive a cash payment from the seller of the option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Portfolio would ordinarily realize a gain if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Portfolio sells the index put option prior to its expiration at a price that is higher than its cost. The Portfolio purchases index put options to protect the Portfolio from a significant market decline over a short period of time. However, because the Portfolio generally purchases index put options that are significantly “out-of-the-money”, the Portfolio will not be fully covered against all market declines. An index put option is “out-of-the-money” when its exercise price is less than the cash value of the underlying index. In addition, the Portfolio may not own index put options on the full value of its common stock holdings. As a result, the Portfolio may be subject to a greater risk of loss with respect to its common stock holdings in the event of a significant market decline over a short period of time. When evaluating the performance of the put option spread, it is important to understand how the value of an option changes on a daily basis prior to expiration. The market value of an option is a function of market volatility, time to maturity, and how close or far the option is from being in-the-money. While our long put option position can be in-the-money and have significant value when the market declines, the put option we short can also increase in value (detract from performance) due to a sudden drop in the market, increased volatility, and the long time to maturity. In this environment, the time value of the short put position can temporarily offset a portion of the protection provided by the value of the long put.
Through use of its integrated strategy of selling index call and put options and purchasing index put options (supported by an underlying equity portfolio), Wellington Management seeks to provide higher risk adjusted returns over a market cycle than simply owning the underlying equity market index. No assurance can be given that this strategy will be successful or that it will achieve its intended results. In down markets, Wellington Management expects the put protection would help to mitigate downside risk. In steady markets, Wellington Management will seek to overcome any associated performance drag from the options premium through underlying manager performance. In up markets, although Wellington Management will also seek to overcome any associated performance drag from the options premium through underlying manager performance, there may be situations where the call options create a drag on performance versus the underlying equity market index (strong rising markets).
In addition, the Portfolio may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset.

Overview of Equity Investment Strategies. As set forth above, the Portfolio combines a select spectrum of Wellington Management's equity investment strategies. These strategies have a distinct focus on downside risk management. Individual portfolio managers for the various equity strategies may employ a variety of processes with a goal of limiting downside risk, including, but not limited to, use of scenario or probability analysis, a focus on high quality companies, sell discipline, or opportunistic use of cash. The portfolio management team at the overall Portfolio level is tasked with identifying and combining these individual equity strategies into a diversified fund. Underlying equity strategies are combined based on a variety of factors, leveraging the experience of the portfolio management team at the overall Portfolio level in risk management and portfolio construction. These portfolio construction techniques incorporate a qualitative understanding of each underlying portfolio manager and their process along with quantitative techniques such as alpha correlation, style analysis, risk profile analysis and scenario/market environment analysis. Wellington Management structures the overall Portfolio in an attempt to minimize all systematic biases other than capital protection orientation and seeks to obtain the overall Portfolio's investment objective by combining these different equity strategies into a single Portfolio. Each investment approach is focused on total return or growth of capital and is managed according to a distinct investment process to identify securities for purchase or sale. Wellington Management expects that the strategies in the aggregate will represent an opportunistic, flexible and diversified fund profile representing a wide range of investment philosophies, companies, industries and market capitalizations. While the individual portfolio managers for the various equity investment strategies are given full discretion to manage their portion of the Portfolio, the overall portfolio management team is responsible for the addition or removal of investment strategies as well as allocating Portfolio assets among the component investment strategies.
Liquidity Strategy. The Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of affiliated short-term bond funds and/or affiliated or unaffiliated money market funds. Investing heavily in these securities limits Wellington Management's ability to achieve the Portfolio's investment objectives, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with the Portfolio's investment objective.
AST Western Asset Core Plus Bond Portfolio
Investment Objective: to seek to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the AST Western Asset Core Plus Bond Portfolio.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in debt and fixed income securities, including mortgage- and other asset-backed securities, such as collateralized mortgage obligations (CMOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and, other collateralized debt obligations (CDOs). This policy is a non-fundamental policy.

For purposes of the non-fundamental investment policy set forth above, the Portfolio considers an instrument, including a synthetic instrument, to be a debt or fixed income security if, in the judgment of the Subadvisers, it has economic characteristics similar to a debt or fixed income security. For example, a Portfolio considers an instrument, including a synthetic instrument, to be a fixed income security if, in the judgment of the Subadvisers, it has economic characteristics similar to debt or fixed income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Portfolio will consider repurchase agreements secured by obligations of the US Government and its agencies and instrumentalities to be obligations of the US Government and its agencies and instrumentalities for these purposes.
Fixed income securities include:
■	US Government Obligations
■	corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)
■	inflation-indexed securities
■	mortgage- and other asset-backed securities
■	obligations of non-US issuers, including obligations of non-US governments, international agencies or supranational organizations
■	fixed income securities of non-governmental US or non-US issuers
■	taxable municipal obligations
■	variable and floating rate debt securities
■	commercial paper and other short-term investments
■	certificates of deposit, time deposits, and bankers' acceptances
■	loan participations and assignments
■	structured notes
■	repurchase agreements.
Duration refers to the range within which the dollar-weighted average effective duration of a Portfolio is expected to fluctuate. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target dollar-weighted average effective duration of the Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average effective duration of the Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Portfolio's dollar-weighted average effective duration may fall outside of its expected dollar-weighted average effective duration range due to market movements. If this happens, the Subadvisers will take action to bring the Portfolio's dollar-weighted average effective duration back within its expected average effective duration range within a reasonable period of time.
The Portfolio may invest up to 20% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Subadvisers to be of comparable quality. For purposes of the foregoing credit quality policy, the Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Subadvisers to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by the Subadvisers to be of comparable quality, will be evaluated by the Subadvisers on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in the Appendix to this Prospectus.
In addition, the Portfolio may also:
■	invest up to 25% of its total assets in the securities of non-US issuers;
■	invest up to 20% of its total assets in non-US dollar-denominated securities.
■	hold common stock or warrants received as the result of an exchange or tender of fixed income securities;
■	invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

■	buy or sell securities on a forward commitment basis;
■	lend its portfolio securities;
■	engage in non-US currency exchange transactions;
■	engage in reverse repurchase agreements; or
■	borrow money for temporary or emergency purposes or for investment purposes.
The Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.
AST Western Asset EMERGING MARKETS DEBT Portfolio
Investment Objective: to seek to maximize total return. Total return is comprised of capital appreciation and income.
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Portfolio may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by one of the Subadvisers. Below investment grade securities are commonly referred to as “junk bonds.” The Portfolio also may invest up to 50% of its assets in non-US dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The Portfolio normally will invest in at least three emerging market countries, which are countries that, at the time of investment, are either: (i) represented in the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Corporate Emerging Bond Index Broad, or the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified; (ii) categorized by the World Bank in its annual categorization of national incomes as low- or middle-income; or (iii) classified by the World Bank as high income in its annual classification of national incomes, but not an OECD member.
Instead of investing directly in particular securities, the Portfolio may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer, including but not limited to options, futures, forward agreements, swaps, and credit-linked securities. The Portfolio may use one or more types of these instruments without limit. The securities underlying these instruments are taken into account when determining compliance with the Portfolio's policy of investing, under normal circumstances, at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets, and related instruments. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio securities (such as shortening or lengthening duration) and for other purposes.
Non-Diversified Status. The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be characterized by the Portfolio as illiquid securities.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds—An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Mac that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities but that generally have one or more types of credit enhancement that facilitate the timely receipt of payments and protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the Manager or Subadviser.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against the box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated short-term bond funds and/or affiliated or unaffiliated money market funds. Investing heavily in these securities will limit the subadviser’s ability to achieve a Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

PRINCIPAL RISKS
The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.

Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefits using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Currency Management Strategies Risk. Currency management strategies may substantially change a Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce a Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments.

Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
The SEC has proposed a new rule related to the use derivatives for registered investment companies which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer.
Exchange-Traded Funds Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. A rise in interest rates may result in periods of volatility and increased redemptions, which may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Portfolio. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
■	Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. A Portfolio may be subject to a heightened risk of rising interest rates because interest rates in the US are at, or near, historic lows. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, or investments. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.

■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US.
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Income Risk. Because a Portfolio can only distribute what it earns, a Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
License Risk. A Portfolio, the Manager or a subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity Allocation Risk. A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in Underlying Portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange Commission or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest of portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a Portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Merger Arbitrage Securities and Distressed Companies Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Model Design Risk. The design of the underlying models may be flawed or incomplete. The investment models QMA uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by QMA's models. Additionally, the quantitative techniques that underlie QMA's portfolio construction processes may fail to fully anticipate important risks.
Model Implementation Risks. While QMA strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide QMA's quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions. Risks associated with model implementation include the following:
■	The model may not operate as expected due to coding shortcomings, the quality of inputs or other similar sources of error.
■	Although QMA has back-up facilities, it is possible that computing or communication technology may be disrupted, making it difficult or impossible for QMA to run its models.
■	While QMA uses computer-based models in connection with its investment strategies, the implementation of these strategies allows for non-quantitative inputs from QMA's portfolio managers. Judgment decisions made by the investment team may detract from the investment performance that might otherwise be generated by QMA's models.
■	Turnover-related trading costs will reduce the performance and performance may be diminished when trading costs, or turnover, are high.
■	QMA utilizes a large amount of internally and externally supplied data in its investment models, much of which may change frequently. Although QMA routinely monitors the data it uses, it is possible that QMA will not identify all data inaccuracies. Additionally, certain data items may become unavailable at any time, for reasons outside of QMA's control, potentially reducing the efficacy of its models.
■	A client’s portfolio may perform better or worse than other similarly managed accounts for different reasons including, among other variables, the frequency and timing of rebalancing and trading each portfolio, the size of each portfolio, and the number of positions in each portfolio. QMA does not manage portfolios with the intention of holding specific securities; rather, QMA targets specific combined portfolio characteristics. This process will result in differences in the securities held across similarly managed portfolios, leading to potential differences in performance.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.

Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. A Portfolio may use quantitative models as part of their investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns.  Any errors or imperfections in the subadviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance.  There can be no assurance that these methodologies will enable a Portfolio to achieve its objective.
Real Asset Risk. The real asset industries in general can be significantly affected by a variety of factors, including exploration and production spending; government regulation or deregulation; energy conservation; changes in tax laws and government regulations; raw materials prices, energy prices and the supply and demand for oil and gas; interest rates; commodity prices; international monetary and political developments such as currency devaluations or revaluations; and central bank movements.
The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and mining companies can suffer from resource availability, governmental restrictions, and fluctuations in supply and demand.
Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, tariffs and international economic, political and regulatory developments.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and certain Portfolios are subject to regulation by the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Selection Risk. The subadviser will actively manage a Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Senior Loan Risk. A Portfolio’s investments in senior loans have many of the risk characteristics of fixed income securities. Floating rate or adjustable rate senior loans are subject to increased credit and liquidity risks. The value of senior loans also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment-grade senior loans, like high-yield debt securities or junk bonds, usually are more credit than interest-rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Small Sized Company Risk. The shares of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PI, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers of the Portfolios; PI and ASTIS serve as co-investment managers for each Portfolio covered by this Prospectus, except for AST AQR Emerging Markets Equity Portfolio, AST Bond Portfolio 2026, AST Bond Portfolio 2027 and AST Schroders Global Tactical Portfolio, for which PI serves as the sole investment manager. When used in this Prospectus, the “Manager” refers to (a) PI with respect to the AST AQR Emerging Markets Equity Portfolio, the AST Bond Portfolio 2026, the AST Bond Portfolio 2027 and the AST Schroders Global Tactical Portfolio; and (b) PI and ASTIS, collectively, with respect to all other Portfolios covered by this Prospectus. ASTIS has been in the business of providing advisory services since 1992. PI has been in the business of providing advisory services since 1996. PI has registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodities Exchange Act (CEA) with respect to the AST AQR Emerging Markets Equity Portfolio and the AST Schroders Global Tactical Portfolio, and with respect to several other portfolios of the Trust not included in this prospectus.
The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASTIS and PI, as applicable (the Management Agreements), provide that the Manager will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Manager, subject to approval by the Board, to change Subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Manager and the Board. PI also participates in the day-to-day management of several Portfolios, as noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one subadviser for a Portfolio, the Manager will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Manager buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the

Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Trust's investment advisory agreements is available in the Trust's semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust's annual report (for agreements approved during the six month period ended December 31).
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2015:
Portfolio	Total Effective Annualized Investment Management Fees Paid
AST Academic Strategies Asset Allocation Portfolio	0.68%
AST Advanced Strategies Portfolio	0.68%
AST AQR Emerging Markets Equity Portfolio	1.02%
AST AQR Large-Cap Portfolio	0.39%
AST Balanced Asset Allocation Portfolio	0.15%
AST BlackRock Global Strategies Portfolio	0.89%
AST BlackRock iShares ETF Portfolio	0.61%
AST BlackRock/Loomis Sayles Bond Portfolio	0.50%
AST BlackRock Low Duration Bond Portfolio	0.52%
AST Bond Portfolio 2016	0.09%
AST Bond Portfolio 2017	0.55%
AST Bond Portfolio 2018	0.56%
AST Bond Portfolio 2019	0.55%
AST Bond Portfolio 2020	0.55%
AST Bond Portfolio 2021	0.55%
AST Bond Portfolio 2022	0.53%
AST Bond Portfolio 2023	0.54%
AST Bond Portfolio 2024	0.50%
AST Bond Portfolio 2025	0.53%
AST Bond Portfolio 2026	0.49%
AST Boston Partners Large-Cap Value Portfolio	0.65%
AST Capital Growth Asset Allocation Portfolio	0.15%
AST ClearBridge Dividend Growth Portfolio	0.65%
AST Cohen & Steers Realty Portfolio	0.84%
AST Defensive Asset Allocation Portfolio	0.15%
AST FI Pyramis® Quantitative Portfolio	0.59%
AST Global Real Estate Portfolio	0.91%
AST Goldman Sachs Large-Cap Value Portfolio	0.62%
AST Goldman Sachs Mid-Cap Growth Portfolio	0.82%
AST Goldman Sachs Multi-Asset Portfolio	0.61%
AST Goldman Sachs Small-Cap Value Portfolio	0.84%
AST Herndon Large-Cap Value Portfolio	0.60%
AST High Yield Portfolio	0.64%
AST Hotchkis & Wiley Large-Cap Value Portfolio	0.64%
AST International Growth Portfolio	0.88%
AST International Value Portfolio	0.89%

Portfolio	Total Effective Annualized Investment Management Fees Paid
AST Investment Grade Bond Portfolio	0.52%
AST J.P. Morgan Global Thematic Portfolio	0.84%
AST J.P. Morgan International Equity Portfolio	0.79%
AST J.P. Morgan Strategic Opportunities Portfolio	0.89%
AST Jennison Large-Cap Growth Portfolio	0.79%
AST Loomis Sayles Large-Cap Growth Portfolio	0.73%
AST Lord Abbett Core Fixed Income Portfolio	0.40%
AST MFS Global Equity Portfolio	0.90%
AST MFS Growth Portfolio	0.80%
AST MFS Large-Cap Value Portfolio	0.76%
AST Money Market Portfolio	-*
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.80%
AST New Discovery Asset Allocation Portfolio	0.74%
AST Parametric Emerging Markets Equity Portfolio	1.01%
AST Preservation Asset Allocation Portfolio	0.15%
AST Prudential Core Bond Portfolio	0.55%
AST Prudential Growth Allocation Portfolio	0.71%
AST QMA Emerging Markets Equity Portfolio	1.02%
AST QMA Large-Cap Portfolio	0.62%
AST QMA US Equity Alpha Portfolio	0.91%
AST Quantitative Modeling Portfolio	0.25%
AST RCM World Trends Portfolio	0.83%
AST Schroders Global Tactical Portfolio	0.82%
AST Small-Cap Growth Portfolio	0.80%
AST Small-Cap Growth Opportunities Portfolio	0.85%
AST Small-Cap Value Portfolio	0.80%
AST T. Rowe Price Asset Allocation Portfolio	0.76%
AST T. Rowe Price Growth Opportunities Portfolio	0.80%
AST T. Rowe Price Large-Cap Growth Portfolio	0.76%
AST T. Rowe Price Natural Resources Portfolio	0.81%
AST Templeton Global Bond Portfolio	0.71%
AST WEDGE Capital Mid-Cap Value Portfolio	0.86%
AST Wellington Management Hedged Equity Portfolio	0.89%
AST Western Asset Core Plus Bond Portfolio	0.39%
AST Western Asset Emerging Markets Debt Portfolio	0.72%
Notes to Investment Management Fees Table:
AST Bond Portfolio 2026: The AST Bond Portfolio 2026 commenced investment operations on January 2, 2015.
AST Bond Portfolio 2027: The AST Bond Portfolio 2027 is not included in the above table, because it commenced investment operations on January 4, 2016.
*The management fee amount waived exceeds the management fee for the current period due to expense limitations.
Legal Proceedings. On October 30, 2015, a lawsuit was filed against Prudential Investments LLC (“Defendant”) in the United States District Court for the District of Maryland bearing the caption North Valley GI Medical Group, et al. v. Prudential Investments LLC, No. 1:15-cv-03268, by North Valley GI Medical Group and certain other purported shareholders on behalf of six Prudential retail mutual funds: Prudential Jennison Growth Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Global Real Estate Fund, Prudential Jennison Equity Income Fund, Prudential Short-Term Corporate Bond Fund, Inc., and Prudential Jennison Natural Resources Fund, Inc. (collectively, the “Named Funds”). None of the Named Funds is a party to the lawsuit. Plaintiffs allege that Defendant violated Section 36(b) of the Investment Company Act of 1940 (the “1940 Act”) by receiving allegedly excessive investment advisory fees from each Named Fund and seek, among other things, a declaration that Defendant has violated Section 36(b) of the 1940 Act, rescission of the investment advisory agreements between Defendant and the Named Funds, an award of compensatory damages, including repayment to each Named Fund of all allegedly excessive investment advisory fees paid by such Fund from one year prior to the filing of the lawsuit through the date of trial of the action, plus purported lost investment returns on those amounts and interest thereon, and attorneys’ fees and costs. Defendant believes the claims are without merit and intends to vigorously defend the action.

Investment Subadvisers
The Portfolios each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the fee that the Manager receives from the Trust. The investment Subadvisers for each Portfolio of the Trust are described below:
Affinity Investment Advisors, LLC (Affinity) is an employee owned and independent registered investment adviser headquartered in California since 1992. As of December 31, 2015, Affinity manages approximately $1,319,750,000 in assets under management. Affinity is located at 18111 Von Karman Ave, Suite 550, Irvine, California 92612.
Allianz Global Investors U.S. LLC (Allianz) is a registered investment adviser located at 1633 Broadway, New York, New York 10019. As of December 31, 2015, Allianz had approximately $83.56 billion in assets under management worldwide.
AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at 255 Main Street, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2015, AlphaSimplex had approximately $6.7 billion in assets under management.
AQR Capital Management, LLC (AQR), a Delaware limited liability company formed in 1998, serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio, the Emerging Markets Equity Portfolio and the Large-Cap Portfolio. As of December 31, 2015, AQR and its affiliates had approximately $141.4 billion in assets under management. AQR's address is Two Greenwich Plaza, Greenwich, Connecticut 06830.
BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial is a registered investment adviser and a commodity pool operator organized in New York. BlackRock Inc. and its affiliates had approximately $4.64 trillion in assets under management as of December 31, 2015. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055.
BlackRock International Ltd (BlackRock International) is a wholly owned subsidiary of BlackRock, Inc. BlackRock International is a registered investment advisor and a commodity pool operator organized in Edinburgh. BlackRock International is located at Exchange Place One, 1 Semple Street, Edinburgh, United Kingdom, EH3 8BL.
BlackRock (Singapore) Limited (BlackRock Singapore) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Singapore is a registered investment adviser and a commodity pool operator organized in Edinburgh. BlackRock Singapore is located at #18-01, Twenty Anson, 20 Anson Road, Singapore, Singapore, 079912
Boston Advisors, LLC (Boston Advisors) is an independent, privately held, majority employee-owned firm. Boston Advisors is headquartered in Boston Massachusetts. Boston Advisors was founded in 1982 and manages approximately $4.7 billion in assets as of December 31, 2015. Boston Advisors is located at One Liberty Square, 10th Floor, Boston, Massachusetts 02109.
Brown Advisory, LLC (Brown Advisory) is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $43.75 billion in assets as of December 31, 2015.
ClearBridge Investments, LLC (ClearBridge) has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2015, ClearBridge’s total assets under management were approximately $107.5 billion, including $8.1 billion for which ClearBridge provides investment models to managed account sponsors.

CNH Partners, LLC (CNH), a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR, also serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. CNH is a joint venture created in 2001 by AQR and RAIM Corp. (“RAIM”). RAIM was formed by Mark Mitchell PhD and Todd Pulvino PhD. CNH's address is Two Greenwich Plaza, Greenwich, Connecticut 06830. CNH utilizes the infrastructure of AQR for non-portfolio management functions.
Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. As of December 31, 2015, Cohen & Steers managed approximately $52.6 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.
CoreCommodity Management, LLC (CoreCommodity) is an independent asset management firm. As of December 31, 2015, CoreCommodity had assets under management of approximately $4.6 billion (measured at notional value for managed accounts and net asset value for pooled vehicles, and which include non-fee paying accounts of affiliates). CoreCommodity is located at 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.
C.S. McKee, LP (C.S. McKee) was founded in 1931 and as of December 31, 2015 managed approximately $10.3 billion in assets. C.S. McKee is located at 420 Ft. Duquesne Blvd., One Gateway Center, 8th floor, Pittsburgh, Pennsylvania 15222.
EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2015, managed approximately $21.7 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.
Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a subadvisory capacity for mutual fund and other registered investment companies. Emerald Advisers, Inc. is a wholly owned subsidiary of Emerald Asset Management, incorporated in August 1991. Emerald Asset Management is 100% ESOP owned with all Emerald employees receiving beneficial ownership by participating. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2015, Emerald Advisers had approximately $4.1 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.
Epoch Investment Partners, Inc. (Epoch) is a wholly-owned subsidiary of Toronto Dominion Bank. As of December 31, 2015, Epoch managed approximately $41.9 billion in assets under management. Epoch is located at 399 Park Avenue, New York, New York 10022.
FIAM LLC (FIAM). FIAM is an indirect wholly-owned subsidiary of FMR LLC. As of December 31, 2015, FIAM managed approximately $61.575 billion in assets. FIAM is located at 900 Salem Street, Smithfield, Rhode Island 02917.
First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2015, First Quadrant had approximately $20.3 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein First Quadrant has full investment discretion over the portfolios.

Franklin Advisers, Inc. (Franklin Advisers) is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2015, Franklin Resources, Inc. and its affiliates had approximately $763.9 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.
Templeton Global Advisors Limited (Templeton Global) has been in the business of providing investment advisory services since 1954. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc. Templeton Global is located at Lyford Cay, Nassau, Bahamas.
Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2015, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of $1,082,665.8 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sach's address is 200 West Street, New York, New York 10282-2198.
Herndon Capital Management, LLC (Herndon Capital) is an institutional investment management firm specializing in large and mid capitalization equity strategies. Founded and registered with the SEC in 2001, the firm is an affiliate of Atlanta Life Financial Group (ALFG), a financial services firm founded in 1905. The firm began managing assets in June 2002. As of December 31, 2015, Herndon Capital had $5.15 billion in assets under management. Herndon Capital also has $1.4 billion in UMA assets where all most recent month end assets are not available.
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2015 Hotchkis and Wiley had approximately $28 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc. (formerly Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2015, Jennison managed in excess of $174 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2015, J.P. Morgan and its affiliated companies had approximately $1,722,543 million in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.
LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2015, LSV had approximately $84.4 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.
Lazard Asset Management LLC (Lazard), an indirect, wholly-owned subsidiary of Lazard Ltd, is known for its global perspective on investing and decades of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, they offer investors an array of equity, fixed income, and alternative investment solutions from their network of offices throughout the world. As of December 31, 2015, Lazard had over $167.8 billion in assets under management. Lazard’s address is 30 Rockefeller Plaza, New York, New York 10112-6300.

LMCG Investments, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, MA 02116, is a SEC-registered investment adviser and serves as a subadviser to the AST Small- Cap Value Portfolio. LMCG is a board-managed limited liability company owned by its employees, Lee P. Munder and Royal Bank of Canada (“RBC”). LMCG operates independently of RBC, a publicly held Canadian bank that on November 2, 2015 acquired City National Corporation, LMCG’s former majority owner. As of December 31, 2015, LMCG had assets under management of approximately $7.1 billion.
Loomis, Sayles & Company, L.P. (Loomis Sayles) Loomis Sayles, a registered investment adviser, is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is owned by Natixis Global Asset Management, L.P. (Natixis US). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2015, Loomis Sayles had approximately $229 billion in assets under management.
Longfellow Investment Management Co. LLC. (Longfellow) a registered investment adviser located at 20 Winthrop Square, Boston, Massachusetts 02110. As of December 31, 2015, Longfellow had approximately $7.75 billion in assets under management.
Lord, Abbett & Co. LLC (Lord Abbett) has been an investment manager since 1929. As of December 31, 2015, Lord Abbett managed approximately $125.4 billion in a family of mutual funds and other advisory accounts (including approximately $1.4 billion in model-delivery assets). Lord Abbett's address is 90 Hudson Street, Jersey City, New Jersey 07302.
Massachusetts Financial Services Company (MFS). MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $412 billion as of December 31, 2015.
Neuberger Berman Investment Advisers LLC (NBIA). Is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“Neuberger Berman”). As of December 31, 2015, NBIA and its affiliates managed approximately $240 billion in assets. NBIA's address is 605 Third Avenue, New York, New York 10158.
Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2015, PIMCO managed $1.43 trillion in assets. PIMCO's address is 650 Newport Center Drive, Newport Beach, California 92660.
Parametric Portfolio Associates LLC (Parametric) is a registered investment adviser and majority-owned subsidiary of Eaton Vance Management. As of December 31, 2015, Parametric’s assets under management totaled approximately $152.3 billion (including assets of its majority owned subsidiary, Parametric Risk Advisors, LLC). Parametric's address is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101.

PGIM, Inc. (PGIM) (formerly Prudential Investment Management, Inc.) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PGIM and is responsible for the management of the Portfolios. As of December 31, 2015, PGIM had approximately $963 billion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM, Limited (formerly Pramerica Investment Management Limited), is an indirect, wholly-owned subsidiary of PGIM, Inc. PGIM, Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM, Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2015, PGIM, Limited managed approximately $25.9 billion in assets.
Shareholders of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio and AST Advanced Strategies Portfolio voted to approve a proposal permitting PGIM to act as a Subadviser for each of the Portfolios pursuant to a subadvisory agreement with the Manager. The Manager has no current plans or intention to utilize PGIM to provide any investment advisory services to any of the Portfolios. Depending on future circumstances and other factors, however, the Manager, in its discretion, and subject to further approval by the Board, may in the future elect to utilize PGIM to provide investment advisory services to any or all of the Portfolios.
PGIM Real Estate. PGIM Real Estate is a business unit of PGIM, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate’s address is 7 Giralda Farms, Madison, New Jersey 07940. PGIM Real Estate, comprised of fund management centers in the United States in Madison, New Jersey and Atlanta, Georgia, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $63,734.1 billion in gross assets, and $47,109.5 billion in net assets as of December 31, 2015.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PGIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2015, QMA managed approximately $113 billion in assets, including approximately $46 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
Robeco Investment Management, Inc. d/b/a Boston Partners (Boston Partners). Boston Partners is a wholly-owned subsidiary of Robeco Group, N.V. (Robeco Group), a global investment management company headquartered in Rotterdam, the Netherlands. Robeco Group was founded in 1929 and manages $285 billion as of September 30, 2015 for clients worldwide. Robeco Group is majority-owned by ORIX Corporation of Japan, a financial services company based in Japan. Boston Partners is located at 909 Third Avenue, New York, New York 10022 and managed $78.4 billion as of December 31, 2015.
RS Investment Management Co. LLC (RS Investments). RS Investments, a Delaware limited liability company, is located at One Bush Street, Suite 900, San Francisco, California 94104. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. As of December 31, 2015, RS Investments managed approximately $17.7 billion in assets. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.
Victory Capital Management, Inc. (Victory Capital) and RS Investments have announced that Victory Capital has entered into a definitive purchase agreement to acquire RS Investments from The Guardian Life Insurance Company of America® and the investment professionals and employees of RS Investments. Pending approvals by the shareholders and boards of trustees of the RS Investments-advised mutual funds and the boards of trustees of the Victory Funds, the transaction, is expected to close by the end of the second quarter of 2016.

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited. Schroders Plc and its global affiliates have over 200 years of financial services experience. Schroders plc, Schroders' ultimate parent, engages through its subsidiary firms as a global asset management company with approximately $462.1 billion under management as of December 31, 2015. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 420 portfolio managers and analysts covering the world's investment markets. Schroders’ address is 875 Third Avenue, New York, New York 10022.
Security Capital Research & Management Incorporated (Security Capital) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. Formed in 1995, Security Capital is a boutique investment management company with an exclusive focus on investments in real estate securities. Security Capital provides investment services to registered investment companies and other advisory clients. As of December 31, 2015, Security Capital had $4.2 billion in assets under management. Security Capital is located at 10 South Dearborn Street, Chicago, Illinois 60603.
T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $763.1 billion in assets as of December 31, 2015. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd (T. Rowe Price International) was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world. T. Rowe Price International – Tokyo is a branch of T. Rowe Price International and is authorized to trade Japanese securities and make discretionary investment decisions on behalf of a fund’s Japanese investments.
T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong’s address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.
Thompson, Siegel & Walmsley LLC (TS&W) was founded in 1969 and, as of December 31, 2015, managed approximately $14.5 billion in assets. TS&W's address is 6806 Paragon Place, Suite 300, Richmond, Virginia 23230.
Note: Effective August 15, 2016, TS&W’s new address will be 6641 West Broad Street, Suite 600, Richmond, VA 23230.
UBS Asset Management (Americas) Inc. (UBS AM), is located at 1285 Avenue of the Americas, New York, NY 10019. As of December 31, 2015, UBS AM had approximately $147 billion in assets under management. UBS AM is an indirect, wholly owned subsidiary of UBS Group AG (“UBS”) and a member of the UBS Asset Management division, which had approximately $649 billion in assets under management as of December 31, 2015. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

WEDGE Capital Management, LLP (WEDGE) is an independent investment adviser owned and operated by 8 General Partners. As of December 31, 2015, WEDGE had approximately $11.3 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2015, Wellington Management had investment management authority with respect to approximately $926 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company (Western Asset) & Western Asset Management Company Limited (WAML). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $433.75 billion as of December 31, 2015. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
William Blair Investment Management, LLC (William Blair). William Blair is an independent investment management firm and is affiliated with William Blair & Company, LLC, a 100% active-employee owned firm founded in 1935. As of December 31, 2015, William Blair and the Investment Management Division of William Blair & Company, LLC managed approximately $64.7 billion in combined assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST Academic Strategies Asset Allocation Portfolio
PI: Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, is a Vice President of the Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA: Asset Allocation and Overlay Segment. Ted Lockwood is a Managing Director for QMA, as well as the head of the asset allocation area. Mr. Lockwood is responsible for managing quantitative equity portfolios, investment research, and new product development. He has also worked as a member of the technical staff at AT&T Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.
Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Mr. Perl is responsible for research, strategic asset allocation and portfolio construction. He was a Vice President and Portfolio Manager at Prudential. He holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Mr. Keon contributes to investment strategy, research and portfolio construction. He has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. He holds a BS in industrial management from the University of Massachusetts/Lowell and an MBA in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
QMA: Long/Short Market Neutral Segment. Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Mr. Gambhirwala is primarily responsible for overseeing the US Core Equity long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, he worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Jennison: Global Infrastructure Segment. Shaun Hong, CFA, Ubong “Bobby” Edemeka and Brannon P. Cook are the portfolio managers of the Global Infrastructure Segment and have final authority over all aspects of the Global Infrastructure Segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in September 2000. He joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential’s public equity unit. Mr. Hong began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. Mr. Hong received a BS in industrial management from Carnegie Mellon University. He is a member of the New York Society of Security Analysts and CFA Institute.
Ubong “Bobby” Edemeka is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in March 2002. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, for which he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the global utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential’s investment management training program. Mr. Edemeka received a BA in government from Harvard University.
Brannon P. Cook is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in May 2008. He joined Jennison after eight years with JPMorgan Chase, where he was a vice president and senior analyst covering transportation and industrial companies. Before moving to equity research, Mr. Cook worked at JPMorgan Chase as an analyst within the mergers and acquisitions group, where he assessed potential merger feasibility and valuation. Mr. Cook received a BS in business administration from Washington and Lee University.
The portfolio managers for the Global Infrastructure Segment are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
CoreCommodity: Commodities Segment. Adam De Chiara is a Co-President of CoreCommodity and the Portfolio Manager of the CoreCommodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (GSCI). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School.

PIMCO: International Fixed Income (Hedged) Segment. Mr. Mather is CIO US Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 21 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.
PIMCO: Inflation-Indexed Securities Segment. Mr. Worah is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 15 years of investment experience and holds a PhD in theoretical physics from the University of Chicago.
Western Asset & WAML: Emerging Markets Fixed Income Segment and Macro Opportunities Segment. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the emerging markets fixed income sleeve are S. Kenneth Leech, Gordon S. Brown and Kevin J. Ritter. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the macro opportunities sleeve are S. Kenneth Leech and Prashant Chandran. Messrs. Leech, Brown and Chandran have been employed by Western Asset and WAML in the capacity of portfolio managers for at least the past five years.
Chia-Liang Lian is currently Head of Emerging Markets Debt as of May 2015 at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.
Gordon S. Brown received an MSc in Investment Analysis from the University of Stirling, an MSc in Business Economics from the University of Strathclyde, and an MA in Economic Science from the University of Aberdeen. Prior to joining Western Asset Management Limited in 2011, Mr. Brown was a Senior Investment Manager, Emerging Market Rates and Currencies. Mr. Brown is an Associate Member of the UK Society of Investment Professionals.
Prashant Chandran is a graduate from the Indian Institute of Technology, and holds an MSc from the University of Toledo and an MBA from the University of Chicago, Graduate School of Business. Mr. Chandran has been employed by Western Asset since 2007.
Kevin J. Ritter is Portfolio Manager for Western Asset. Mr. Ritter re-joined Western Asset in 2006 after serving as the Emerging Markets Trader at Payden & Rygel from 2004 to 2005. He started his career in emerging markets in 1998, playing various roles in the capital markets groups at Dresdner Kleinwort Wasserstein LLC and ING Barings LLC. Before joining Western Asset in 2003 as a Portfolio Analyst, Mr. Ritter worked as a Spring Associate at FH International Financial Services, Inc. Mr. Ritter is a graduate of Dartmouth College, where he majored in political science. He is also a CFA charter holder.

First Quadrant: Global Macro Segment and Currency Segment. As a systematic manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.
Dori Levanoni, Ed Peters and Jeppe Ladekarl are primarily responsible for the day-to-day management of the global macro segment of the Academic Strategies Portfolio.
Dori Levanoni is a senior member of First Quadrant’s investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies. Mr. Levanoni first joined First Quadrant in 1991 as an intern while studying physics at California Institute of Technology. He left the firm in 1995 to work in the anatomy and neurobiology department of Washington University in St. Louis. Returning to First Quadrant in 1996 as head of systems, Mr. Levanoni moved to the investment team two years later. He subsequently served as manager of currency research and director of the currency product.
Ed Peters is a senior member of First Quadrant’s investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Prior to joining First Quadrant he spent 23 years with PanAgora Asset Management where he was, over time, an equity portfolio manager, Director of Tactical Asset Allocation, Chief Investment Officer of Macro Investments, and Chief Investment Officer. Prior to joining PanAgora, Ed was Investment Technology Manager at Interactive Data Corporation and an equity analyst/trader at Mutual Benefit Life. He has lectured extensively in the classroom as well as in conference settings. The author of numerous articles in investment journals, Ed is also the author of three books: Chaos and Order in the Capital Markets (Wiley, 1991, 1996), Fractal Market Analysis (Wiley, 1994), and Patterns in the Dark (Wiley, 1999). Ed holds an MBA from Rutgers University.
Jeppe Ladekarl joined First Quadrant as a member of the investment team in November 2009. Before joining First Quadrant, Mr. Ladekarl was the Principal Portfolio Manager for the currency and global tactical asset allocation portfolios managed by the World Bank Pension and Endowments Department. Mr. Ladekarl managed the team that allocates funds to external global tactical asset allocation and active currency managers. In addition, he was responsible for the internally managed global macro strategy investing and traded in a broad array of FX, fixed income, credit and equity markets. Mr. Ladekarl also worked in the World Bank’s Financial Sector Operations and Policy group conducting financial sector policy research and providing advice to emerging market governments on financial sector issues including debt, equity and mortgage market development. Before joining the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank holding various positions in the Monetary Policy and Capital Markets Departments. Mr. Ladekarl has published on various debt management, ALM, mortgage bonds, currency, emerging markets and international portfolio investment topics. He holds a MSc in economics from the University of Copenhagen.
Dori Levanoni and Jeppe Ladekarl are primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Mr. Levanoni and Mr. Ladekarl’s biographies are included above.
AlphaSimplex: Hedge Fund Replication Segment. Andrew W. Lo founded AlphaSimplex in 1999 and currently serves as the firm’s Chief Investment Strategist. He is also Chairman of AlphaSimplex’s Board of Directors, Chairman of AlphaSimplex’s Investment Committee and a member of AlphaSimplex’s Risk Committee. Dr. Lo is the Harris & Harris Group Professor at Massachusetts Institute of Technology (MIT) and Director of MIT’s Laboratory for Financial Engineering.

Alexander D. Healy joined AlphaSimplex in 2007 and currently serves as Director of Strategic Research, focusing on risk management, asset allocation, and non-parametric investment models. He is also a member of AlphaSimplex’s Board of Directors, AlphaSimplex’s Investment Committee, and AlphaSimplex’s Risk Committee. Dr. Healy received an AB in Mathematics and Computer Science in 2002 and a PhD in Theoretical Computer Science in 2007, both from Harvard University.
Peter A. Lee joined AlphaSimplex in 2007 and currently serves as Senior Research Scientist for hedge fund beta replication products. Mr. Lee received an AB in Applied Mathematics with a secondary field in Economics from Harvard University in 2007.
Philippe P. Lüdi joined AlphaSimplex in 2006 and currently serves as Senior Research Scientist, focusing on Global Macro and Global Tactical Asset Allocation strategies. Dr. Lüdi received the equivalent of an MA in Molecular and Computational Biology from the University of Basel in 2000, followed by an MS in Statistics in 2002 and a PhD in Bioinformatics in 2006, both from Duke University.
Robert W. Sinnott joined AlphaSimplex in 2009 and currently serves as Senior Research Scientist for trend and relative-value models. Mr. Sinnott received both an AB and AM in Statistics from Harvard University.
AQR Capital Management, LLC and CNH Partners, LLC: Diversified Arbitrage Segment. The portfolio managers of AQR responsible for oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Ronen Israel and Lars N. Nielsen. The portfolio managers of CNH responsible for the oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Mark L. Mitchell and Todd C. Pulvino. Their respective biographies are provided below.
Lars N. Nielsen, MSc, is a Principal of AQR. Mr. Nielsen joined AQR in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios. He earned a BSc and MSc in economics from the University of Copenhagen.
Ronen Israel, MA, is a Principal of AQR. Mr. Israel joined AQR Adviser in 1999 and heads its Global Alternative Premia group, focusing on portfolio management and research. Mr. Israel earned a BS in economics and a BAS in biomedical science from the University of Pennsylvania, and an MA in mathematics from Columbia University.
Mark L. Mitchell, PhD, is a Principal of CNH. Dr. Mitchell cofounded CNH in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies associated with corporate events. Dr. Mitchell earned a BBA in economics from University of Louisiana at Monroe and a PhD in economics from Clemson University.
Todd C. Pulvino, PhD, AM, MS, is Principal of CNH. Dr. Pulvino cofounded CNH in 2001 and oversees research and trading related to merger and convertible arbitrage and other strategies associated with corporate events. He earned a BSc in mechanical engineering from University of Wisconsin-Madison, an MS in mechanical engineering from the California Institute of Technology, and an AM and PhD in business economics from Harvard University.
J.P. Morgan Investment Management, Inc.: Long/Short Market Neutral Segment. The portfolio management team is led by Raffaele Zingone, Managing Director of J.P. Morgan Investment Management Inc. (J.P. Morgan) and a CFA charterholder, and Steven G. Lee, Managing Director of J.P. Morgan. Mr Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a J.P. Morgan employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of J.P. Morgan since 2004.
AST Advanced Strategies Portfolio
PI. Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, is a Vice President of the Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
Brown Advisory LLC Segment. Kenneth M. Stuzin, CFA. Mr. Stuzin is a Partner at Brown Advisory and is responsible for managing the Brown Advisory Large-Cap Growth Strategy. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a US Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative portfolio strategist in New York, where he advised clients on capital market issues and strategic asset allocation decisions. Mr. Stuzin is a graduate of Columbia University, receiving a BA in 1986, followed by an MBA from the University in 1993. Mr. Stuzin was hired to manage Brown Advisory’s US Large-Cap Growth Equity strategy and to build upon and grow the investment process into what it is today.
Loomis Sayles Segment. Aziz Hamzaogullari is a vice president of Loomis, Sayles & Company and portfolio manager of the Loomis Sayles large cap growth and all cap growth strategies, including the Loomis Sayles Growth Fund and products outside the US. Aziz joined Loomis Sayles in 2010 from Evergreen Investments, where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Aziz was head of Evergreen’s Berkeley Street Growth Equity team, and was the founder of the research and investment process. Prior to Evergreen, Aziz was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 22 years of investment industry experience. Aziz earned a BS from Bilkent University, Turkey, and an MBA from George Washington University.
T. Rowe Price Segment. T. Rowe Price manages the portion of the Portfolio managed by T. Rowe Price through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.
Mark Finn, John Linehan and Heather McPherson are responsible for the day-to-day management of the portion of the Portfolio managed by T. Rowe Price.
Mark Finn is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Value Fund and chairman of its Investment Advisory Committee and co-portfolio manager of the Large-Cap Value Fund. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Opportunity Fund, and Mid-Cap Value Fund and a vice president of the Balanced Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price's Fixed Income Division where he also covered utilities and power generation. Prior to joining the firm in 1990, Mark had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.
John Linehan is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a large-cap value portfolio manager and is co-chairman of the Institutional Large-Cap Value Fund. From February 2010 to June 2014, John was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.
Heather McPherson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., in the U.S. Equity Division. She is co-portfolio manager for the Institutional U.S. Large-Cap Value Equity Strategy. Heather is also an analyst covering paper and forest products. She is an executive vice president and Investment Advisory Committee member of the Mid-Cap Value Fund. Heather is also a vice president and Investment Advisory Committee member of the New Era, Value, and Global Technology Funds. She joined the firm in 2002. Heather worked as a summer intern in 2001 at Salomon Smith Barney, covering the storage area networking industry. Prior to this, she was a vice president of finance and administration for Putnam Lovell Securities, Inc. Heather holds a BS in managerial economics from the University of California-Davis and an MBA from Duke University, The Fuqua School of Business.
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.
Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience.
Menno Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 23 years of investment experience.
Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 16 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 8 years of investment experience.
Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 14 years of investment experience.
QMA Segment. Marcus Perl, Edward L. Campbell and Joel M. Kallman are primarily responsible for the day-to-day management of the portion of the Portfolio directly managed by Prudential Investments.

Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Mr. Perl is responsible for research, strategic asset allocation and portfolio construction. He was a Vice President and Portfolio Manager at Prudential Investments. Mr. Perl holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
PGIM Segment. The portfolio managers from PGIM who are primarily responsible for the day-to-day management of the Portfolio are Michael J. Collins, Richard Piccirillo, Gregory Peters, and Robert Tipp.
Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of US Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. He was also recently recognized as Business Insider's Top Analysts and Top Analysts to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
PIMCO Segment. Mihir Worah and Scott Mather are the portfolio managers responsible for the portion of the Portfolio managed by PIMCO.
Mr. Worah is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 15 years of investment experience and holds a PhD in theoretical physics from the University of Chicago.
Mr. Mather is CIO US Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 21 years of investment experience and holds a master's degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.
AST AQR Emerging Markets Equity Portfolio
The portfolio managers responsible for management of the Portfolio are Clifford S. Asness, John M. Liew, Jacques A. Friedman, Oktay Kurbanov, and Lars N. Nielsen.
Clifford S. Asness, PhD, MBA, is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a BS in economics from the Wharton School and a BS in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an MBA and a PhD in finance from the University of Chicago.
John M. Liew, PhD, MBA, is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 and heads its Global Asset Allocation team, overseeing the research, portfolio management and trading associated with that strategy. Dr. Liew earned a BA in economics, an M.B.A. and a PhD in finance from the University of Chicago.
Jacques A. Friedman, MS, is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a BS in applied mathematics from Brown University and an MS in applied mathematics from the University of Washington.
Oktay Kurbanov, MBA, is a Principal of AQR. Mr. Kurbanov joined AQR at its inception in 1998 and runs the portfolio management team within the Global Asset Allocation group. He earned a BS in physics and mathematics from the University of Michigan, and an MBA from the Stern School of Business at New York University.

Lars N. Nielsen, MSc, is a Principal of AQR. Mr. Nielsen joined AQR in 2000, oversees research in the Global Stock Selection and Global Asset Allocation teams, and is a part of the portfolio management teams for several hedge funds and long-only portfolios. He earned a BSc and MSc in economics from the University of Copenhagen.
AST AQR Large-Cap Portfolio
The portfolio managers responsible for management of the Portfolio are Clifford S. Asness, John M. Liew, and Jacques A. Friedman.
Clifford S. Asness, PhD, MBA, is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a BS in economics from the Wharton School and a BS in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an MBA and a PhD in finance from the University of Chicago.
John M. Liew, PhD, MBA, is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 and heads its Global Asset Allocation team, overseeing the research, portfolio management and trading associated with that strategy. Dr. Liew earned a BA in economics, an MBA and a PhD in finance from the University of Chicago.
Jacques A. Friedman, MS, is a Principal of AQR. Mr. Friedman joined AQR at its inception in 1998 and heads its Global Stock Selection team, overseeing research and portfolio management. He earned a BS in applied mathematics from Brown University and an MS in applied mathematics from the University of Washington.
AST BlackRock Global Strategies Portfolio
Philip Green, Managing Director, is head of the Multi-Asset Portfolio Strategies (MAPS) group. The MAPS team is responsible for managing global tactical asset allocation products as well as outcome products, including a managed volatility product, a real return product and a target date product. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he managed global tactical asset allocation and portable alpha products. Prior to joining MLIM, Mr. Green was a portfolio manager at Bankers Trust Company. During his career, Mr. Green has managed quantitative equity products, global tactical asset allocation products, active currency products, portable alpha products and portfolio insurance products. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing. Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.
AST BlackRock iShares ETF Portfolio
The portfolio managers responsible for management of the Portfolio are Philip Green, Michael Fredericks and Justin Christofel.
Philip Green, Managing Director, is head of the Multi-Asset Portfolio Strategies (MAPS) group. The MAPS team is responsible for managing global tactical asset allocation products as well as outcome products, including a managed volatility product, a real return product and a target date product. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he managed global tactical asset allocation and portable alpha products. Prior to joining MLIM, Mr. Green was a portfolio manager at Bankers Trust Company. During his career, Mr. Green has managed quantitative equity products, global tactical asset allocation products, active currency products, portable alpha products and portfolio insurance products. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing. Mr. Green earned a BS degree in economics from the Wharton School of the University of Pennsylvania and an MBA degree in finance from the Stern School of Business of New York University.
Michael Fredericks, Managing Director, is head of US Retail Asset Allocation for the BlackRock Multi-Asset Portfolio Strategies (MAPS) group. He is responsible for the development and management of asset allocation strategies for retail clients. Mr. Fredericks joined BlackRock in 2011 from JPMorgan Asset Management where he was an Executive

Director and portfolio manager in the Global Multi-Asset Group (GMAG) responsible for retail asset allocation solutions. At JPMorgan he managed both tactical constrained and absolute return strategies, co-managed the JPMorgan Diversified Fund and the JPMorgan Income Builder Fund, and served on the GMAG New York investment committee. Previously he was an equity analyst responsible for global consumer discretionary stocks at Nicholas Applegate Capital Management. He also performed investment manager due diligence at Callan Associates. Mr. Fredericks holds a BA in Economics and History from the University of California, Berkeley and an MPIA from the Graduate School of International Relations and Pacific Studies at the University of California, San Diego.
Justin Christofel, CFA, CAIA, Director and portfolio manager, is a member of the BlackRock Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling, and managing global tactical asset allocation products as well as outcome oriented products. Mr. Christofel is a portfolio manager for a range of multi-asset retail and institutional portfolios. In addition to traditional tactical asset allocation portfolios, he manages income oriented strategies, managed volatility strategies, and real return strategies. Prior to joining BlackRock in 2007, Mr. Christofel was with Oliver Wyman, a consulting firm specializing in financial services. His projects spanned from retail banking to structured finance. Mr. Christofel earned a BA degree, with honors, in economics and mathematics from Yale University.
AST BlackRock Low Duration Bond Portfolio
Thomas Musmanno, CFA, Managing Director, is Head of Short Duration within the Multi-Sector Institutional division of Americas Fixed Income Alpha Strategies. Mr. Musmanno's service with the firm dates back to 1991, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. At MLIM, he was a fixed income and money market portfolio manager. Mr. Musmanno joined MLIM in 1991 as an analyst and held a variety of positions, including fixed income research analyst in trust accounting in Merrill Lynch's Private Client Group. Mr. Musmanno earned a BS degree in finance in 1991 from Siena College and an MBA degree in finance from St. John's University in 1993.
Scott MacLellan, CFA, Director, is a portfolio manager on the Short Duration team within the BlackRock Multi-Sector Fixed Income Portfolio Management Group. Prior to assuming his current responsibilities in 2008, Mr. MacLellan was a member of the Global Client Group, focused on Japanese clients. He also served as a product specialist for short duration and LIBOR-benchmarked fixed income products. Previously, Mr. MacLellan spent four years with Nomura BlackRock Asset Management (NBAM), a former joint venture between BlackRock and Nomura Asset Management Co., Ltd, in Tokyo as an account manager. Prior to joining NBAM in 2001, Mr. MacLellan spent a year in the Global Finance and Investment Department of IBJ Leasing in Tokyo. Mr. MacLellan earned a BS degree, with honors, in economics and international development studies from King's College in 1997.
AST BlackRock/Loomis Sayles Bond Portfolio
BlackRock Segment. The co-portfolio managers from BlackRock who are primarily responsible for the day-to-day management of the Portfolio are Bob Miller and Rick Rieder.
Bob Miller, Managing Director, is head of the Multi-Sector & Rates within BlackRock's Americas Fixed Income Alpha Strategies and a member of the Americas Fixed Income Executive Team. He is a portfolio manager of BlackRock's Core Bond, Total Return, and Strategic Income Opportunities Funds. Prior to joining BlackRock in 2011, Mr. Miller was a co-founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, Mr. Miller spent 20 years at Bank of America, where he served in a variety of roles, most recently as senior portfolio manager for the bank's proprietary multi-asset class investment portfolio. Mr. Miller managed global equity and credit, global interest rate derivative, and sovereign debt portfolios during his tenure at Bank of America. Mr. Miller is a Trustee of Davidson College, a member of the Executive Committee and Chairman of the Investment Committee. He is also actively involved with the Davidson July Experience program. Mr. Miller is a former Trustee and past Chairman of the Board at Trinity Episcopal School, and remains a member of the Friends of Trinity Board. He earned a BA degree in economics from Davidson College in 1984.

Rick Rieder, Managing Director, is BlackRock's Chief Investment Officer of Fundamental Fixed Income, Co-head of Americas Fixed Income and a member of the Executive Committee of the firm-wide Alpha Strategy business, a member of BlackRock's Global Operating Committee and Chairman of the BlackRock Investment Council. Before joining BlackRock in 2009, Mr. Rieder was President and Chief Executive Officer of R3 Capital Partners. He served as Vice Chairman and member of the Borrowing Committee for the U.S. Treasury. Mr. Rieder is currently a member of the Federal Reserve Bank of New York's Investment Advisory Committee on Financial Markets, and was recently elected as the 2013 inductee into the Fixed Income Analysts Society Fixed Income Hall of Fame. From 1987 to 2008, Mr. Rieder was with Lehman Brothers, most recently as head of the firm's Global Principal Strategies team, a global proprietary investment platform. He was also global head of the firm's credit businesses, Chairman of the Corporate Bond and Loan Capital Commitment Committee, and a member of the Board of Trustees for the corporate pension fund. Before joining Lehman Brothers, Mr. Rieder was a credit analyst at SunTrust Banks in Atlanta. Mr. Rieder earned a BBA degree in Finance from Emory University in 1983 and an MBA degree from The Wharton School of the University of Pennsylvania in 1987. He is a member of the board of Emory University, Emory's Business School, and the University's Investment Committee and is the Vice Chairman of the Finance Committee, and founder and chairman of the business school's BBA investment fund and community financial literacy program.
Mr. Rieder serves as Chairman of the Board of North Star Academy's nine Charter Schools in Newark, New Jersey and is the Founder and Chairman of the Board of Graduation Generation Public School Collaboration in Atlanta. He is a Trustee for the US Olympic Committee and on the board of advisors for the Hospital for Special Surgery. He serves on the National Leadership Council of the Communities in Schools Educational Foundation and the boards of Big Brothers/Big Sisters of Newark and Essex County and the Newark Youth Foundation.
Loomis Sayles Segment. The co-portfolio managers from Loomis Sayles who are primarily responsible for the day-to-day management of the Portfolio are Peter Palfrey and Rick Raczkowski.
Peter Palfrey, Vice President, Portfolio Manager. Peter Palfrey is a vice president of Loomis, Sayles & Company and portfolio manager for the Loomis Sayles fixed income group. With 31 years of investment industry experience, Peter co-manages the Loomis Sayles Core Plus Bond Fund, the Loomis Sayles Core Plus Fixed Income Trust- NHIT, the Looms Sayles Core Plus Fixed Income Trust- CIT and the Loomis Sayles Core Plus strategy. Prior to joining Loomis Sayles in 2001, he worked for Back Bay Advisors as senior vice president and portfolio manager, and for MONY Capital Management as investment vice president and portfolio manager. Peter earned a BA from Colgate University.
Rick Raczkowski, Vice President, Portfolio Manager. Rick Raczkowski is a vice president of Loomis, Sayles & Company, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Core Plus Fixed Income and Corporate Bond strategies, in addition to the Credit Long/Short portfolio. Rick has 25 years of investment industry experience and joined Loomis Sayles in 2001. Prior to Loomis Sayles, he served as vice president for Back Bay Advisors and was a senior consultant at both Hagler Bailly Consulting and EDS Management Consulting/A.T. Kearney. Rick also worked as an economist and industry analyst for DRI McGraw-Hill. Rick earned a BA from the University of Massachusetts and an MBA from Northeastern University.
AST Target Maturity Bond Portfolios
AST Investment Grade Bond Portfolio
Richard Piccirillo, Malcolm Dalrymple, Erik Schiller and David Del Vecchio are primarily responsible for the day-to-day management of each Portfolio.
Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Malcolm Dalrymple is Principal and corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for intermediate and short corporate strategies as well as corporate security selection in intermediate multi-sector, Core, and Core Plus portfolios. He has specialized in corporate bonds since 1990. From 1983 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University.
Erik Schiller, CFA, is a Managing Director and Head of Developed Market Interest Rates for Prudential Fixed Income's Multi-Sector and Liquidity Team, specializing in government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller holds a senior portfolio management role where he develops portfolio strategy, performs quantitative analysis, and designs and implements risk positions within the liquidity relative value strategy portfolios, multi-sector fixed income portfolios, liability-driven portfolios, and government securities focused mutual funds. He has held this role since 2006. Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income's U.S. Liquidity Sector Team, and previously a hedge fund analyst within the Portfolio Analysis Group. Mr. Schiller joined the Firm in 2000 as an operations associate in the mortgage-backed securities group. He received a BA with high honors in Economics from Hobart College and holds the Chartered Financial Analyst (CFA) designation.
David Del Vecchio is a Principal and portfolio manager for Prudential Fixed Income’s Investment Grade Corporate Bond Team. Mr. Del Vecchio’s responsibilities include intermediate and short corporate strategies as well as corporate security selection in intermediate and short multi-sector strategies. Prior to his current role, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of US government, agency, and STRIP securities in Prudential Fixed Income’s Securities Lending Group. Mr. Del Vecchio joined Prudential Financial in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.
AST Boston Partners Large-Cap Value Portfolio
The portfolio managers from Boston Partners who are primarily responsible for the day-to-day management of the Portfolio are Mark E. Donovan and David J. Pyle. Biographies for Messrs. Donovan and Pyle are included below.
Mark E. Donovan, CFA, is Co-Chief Executive Officer of Boston Partners and lead portfolio manager for Robeco Boston Partners Large Cap Value portfolios. He is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan holds a BS degree in management from Rensselaer Polytechnic Institute. He serves as a member of the Investment Committee for St. Sebastian’s School in Needham, MA. He holds the Chartered Financial Analyst® designation. He has thirty-four years of investment experience.
David J. Pyle, CFA, is a portfolio manager for Robeco Boston Partners Large Cap Value portfolios. Prior to assuming this role, he was a research analyst covering the utility, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors. Mr. Pyle joined the firm from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle holds a BS degree in business administration from California State University, Chico, and an MBA degree from the Kenan-Flagler School of Business at the University of North Carolina. Mr. Pyle holds the Chartered Financial Analyst® designation. He has twenty years of investment experience.
AST ClearBridge Dividend Growth Portfolio
The portfolio managers responsible for management of the Portfolio are Harry Cohen, Michael Clarfeld, and Peter Vanderlee.

Mr. Cohen is a Managing Director, Portfolio Manager, and Co-Chief Investment Officer at ClearBridge. He joined ClearBridge or its predecessor companies in 1969. Harry (“Hersh”) Cohen has 47 years of investment experience.
Mr. Clarfeld is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 2006. Michael Clarfeld, CFA, has 16 years of investment industry experience.
Mr. Vanderlee is a Managing Director and Portfolio Manager at ClearBridge. He joined ClearBridge or its predecessor companies in 1999. Peter Vanderlee, CFA, has 17 years of investment industry experience and 11 years of related industry experience.
AST Cohen & Steers Realty Portfolio
The portfolio managers responsible for the day-to-day management of the Portfolio are: Joseph M. Harvey, Jon Y. Cheigh, Thomas Bohjalian, and Jason Yablon.
Joseph M. Harvey—Mr. Harvey joined Cohen & Steers in 1992 and currently serves as President and Chief Investment Officer.
Jon Y. Cheigh—Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as Executive Vice President and head of the global real estate investment team.
Thomas Bohjalian—Mr. Bohjalian joined Cohen & Steers in 2002 and currently serves as Executive Vice President, and head of the U.S. real estate investment team. Mr. Bohjalian is a Chartered Financial Analyst.
Jason Yablon—Mr. Yablon joined the Cohen & Steers in 2004 and is Senior Vice President.
Cohen & Steers utilizes a team-based approach in managing the Portfolio. Mr. Harvey is the leader of this team. Messrs. Cheigh and Bohjalian direct and supervise the execution of the Portfolio’s investment strategy.
AST Dynamic Asset Allocation Portfolios
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
The Manager typically uses teams of portfolio managers and analysts to manage each Portfolio. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.
PI. Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, is a Vice President of the Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities

Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA. Marcus Perl is a portfolio manager for the AST Dynamic Asset Allocation Portfolios and a Vice President of QMA. Mr. Perl focuses on the quantitative modeling of asset allocation strategies, financial market research, and the formulation of investment strategy. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
AST FI Pyramis® Quantitative Portfolio
Ognjen Sosa, CAIA, Portfolio Manager. Ognjen Sosa is a portfolio manager at FIAM. He manages custom multi-asset class portfolios for institutional clients. Before joining Fidelity in 2007, Oggie was a research analyst at State Street Global Markets, developing multi-factor quantitative models and constructing equity market-neutral model portfolios focused on Canadian and U.S. equities. He has been in the industry since 2006. Oggie earned his Bachelor of Science and Master of Engineering degrees in mechanical engineering, his Master of Science degree in management, and his Master of Business Administration degree, all from the University of Florida. He is a Chartered Alternative Investment Analyst charterholder.
Shiuan-Tung (Tony) Peng, CFA, Portfolio Manager. Shiuan-Tung Peng is a portfolio manager at FIAM. He manages custom multi-asset class portfolios for institutional clients. He sits on the Business Cycle Board within Fidelity’s Global Asset Allocation organization. Before joining Fidelity in 2006, Tony was with New England Pension Consultants (NEPC) as a senior analyst conducting all asset allocation studies for their defined benefit plan clients and a research analyst for liability-driven investment managers. He also served on the NEPC Asset Allocation Committee, where he helped develop the firm’s capital markets outlook. Prior to his work at NEPC, he was an actuarial analyst with Diversified Investment Advisors, Inc. He has been in the industry since 2002. Tony earned his Bachelor of Science degree in physics from National Taiwan University and his Master of Arts degree in economics from the University of Washington. He is a Chartered Financial Analyst charterholder.
Ed Heilbron, Portfolio Manager. Ed Heilbron is a portfolio manager at FIAM. He manages custom multi-asset class portfolios for clients of the Institutional Solutions group. Before joining Fidelity in 2006, Ed was a principal for seven years with Mercer Investment Consulting, where he chaired their U.S. Strategic Asset Allocation Committee and focused on asset allocation for the defined benefit plans of some of the firm's largest clients. Prior to Mercer, Ed held investment, corporate finance, and actuarial positions in the annuity and life insurance industry. He has been in the industry since 1979. Ed earned his Bachelor of Arts degree in mathematics from Dartmouth College and his Master of Business Administration degree in finance, with distinction, from the Wharton School at the University of Pennsylvania.

Catherine Pena, CFA, Portfolio Manager. Cathy Pena is a portfolio manager at FIAM. She manages multi-asset class portfolios for institutional clients, and is directly involved in strategic asset allocation analysis, manager selection, portfolio construction, and tactical asset allocation. Prior to assuming her current role in May 2013, Cathy was the portfolio manager of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund from 2005-213. Previously, she held various other positions, including that of portfolio manager of various multi-asset class and multi-manager portfolios for clients of Portfolio Advisory Services mutual fund wrap program from 2000-2005, and research analyst/senior research analyst from 1996 to 1999. Before joining Fidelity in 1996, Cathy worked as an analyst at Credit Suisse First Boston from 1995-1996. She has been in the investment industry since 1995. Cathy earned her bachelor of science in business administration degree and her bachelor of arts degree in French from Xavier University, as well as her master of arts degree in economics from Southern Methodist University. She is a Chartered Financial Analyst charterholder.
AST Global Real Estate Portfolio
The Portfolio is managed by a team of portfolio managers from PGIM Real Estate. The members of the team are Marc Halle, Rick Romano, Gek Lang Lee, Michael Gallagher, and Kwok Wing Cheong. Mr. Halle is Senior Portfolio Manager for the Portfolio. Each Portfolio Manager has a primary responsibility for choosing securities in their respective region as follows: Mr. Gallagher—Europe; Mr. Romano—North America and Australia, Ms. Lee—Asia, and Mr. Cheong—South Asia and Australasia.
Marc Halle is a Managing Director for PGIM Real Estate where he is responsible for all global public real estate securities investments and funds. Mr. Halle joined Prudential in 1999 from Alpine Management Research, LLC where he was the Chief Operating Officer and Portfolio Manager of the Alpine Realty Income Growth Fund. Prior to forming Alpine, Mr. Halle was the senior real estate analyst and associate portfolio manager with Evergreen Asset Management, Inc., where he was jointly responsible for research, investment analysis and portfolio recommendations for real estate securities. Previously, Mr. Halle was Senior Vice President of W & M Properties, Inc, a national real estate investment firm, where he was responsible for acquisitions and finance as well as for supervising property operations and development.
Rick J. Romano is a Managing Director for PGIM Real Estate, responsible for management of PGIM Real Estate’s US public securities investments. Mr. Romano joined Prudential in 1998 from Rockefeller Co., an investment management firm for the Rockefeller family and other high net worth clients, where he was an equity analyst covering real estate and leisure stocks globally in addition to covering domestic equity securities. Prior to joining Rockefeller Co., Mr. Romano was a senior investment analyst at the Prudential Realty Group.
Gek Lang Lee, CFA, is a Managing Director and Portfolio Manager for PGIM Real Estate. Ms. Lee joined Prudential in June 2007 from Moon Capital LLC, where she was the global real estate sector head (from July 2005-June 2007) responsible for managing a portfolio of real estate stocks spanning Asia and Latin America. From 1998-July 2005, Ms. Lee was at UBS AG, where she headed the Singapore equities research team and was also the Singapore strategist and property analyst. From 1992-1998, Ms. Lee was head of Singapore equities at Indosuez W.I. Carr, as well as in charge of regional real estate research at the firm.
Michael Gallagher is a Director for PGIM Real Estate based in London.  He is the Portfolio Manager for the European real estate securities.  Mr. Gallagher has been working in the public securities market for over 13 years and specifically within real estate for 8 years.  Prior to joining Prudential, Mr. Gallagher was the Assistant Fund Manager for Global Real Estate Securities at Aviva Investors (London) where he was responsible for portfolio construction and stock selection of European real estate securities. Prior to Aviva Investors, Mr. Gallagher was a Vice President of Citigroup, Inc. (Citigroup) (London) where he covered diversified financials and the real estate sector.  At Citigroup, Mr. Gallagher was responsible for modeling and research for companies under his coverage.  Mr. Gallagher came to Citigroup from Deutsche Bank AG (London /Frankfurt) where he was a pan European equity analyst covering bank stocks and diversified German companies.  Mr. Gallagher holds a BA in Economics from Harvard University, magna cum laude and was the recipient of the Harvard College Scholarship.  Mr. Gallagher also holds a MA in International Political Economy from Cornell University where he was awarded the Mellon Foundation Scholarship.  Mr. Gallagher speaks several languages including English (native), German, French, Italian and Portuguese.

Kwok Wing Cheong, CFA, is a Portfolio Manager for PGIM Real Estate and is responsible for the management of the group's public securities investments in South Asia and Australasia. He has spent more than 20 years in the industry as a portfolio manager and equity analyst. Prior to joining Prudential, Mr. Cheong was with HSBC Global Asset Management where he was responsible for their Singapore and Thailand dedicated country fund and was part of the team overseeing the HSBC Asia Ex-Japan mandate. Between 1991 and 2005, Mr. Cheong was an equity analyst at UBS Securities, Merrill Lynch and OUB Securities. He holds a Bachelor of Business (Accounting) from Curtin University (Australia), is a CFA charterholder and a Certified Practicing Accountant (CPA).
AST Goldman Sachs Large-Cap Value Portfolio
Sean Gallagher serves as Chief Investment Officer of the GSAM Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer of the team, Mr. Gallagher is ultimately responsible for the composition of the Portfolio's structure at both the stock and industry level.
Andrew Braun
Managing Director, Portfolio Manager
Andy is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm's Growth and Income Strategy and Income Builder Strategies. Andy has 25 years of industry experience and has been a member of the US Value Equity Team since 1997. He joined GSAM in 1993 where he was responsible for product development and strategy for mutual fund and institutional clients. Prior to that, Andy worked in the Corporate Finance Department at Dillon Read. Andy received a BA in Economics from Harvard University and an MBA in Finance and Economics from the Stern School of Business at New York University.
Sean Gallagher
Managing Director, US Value Equity CIO, Portfolio Manager
Sean is the CIO and a portfolio manager of the US Value Equity Team, where he oversees the portfolio management and investment research efforts for the firm's US Value Equity accounts. Sean has 23 years of industry experience and has been a member of the US Value Equity Team since 2000. Prior to joining Goldman Sachs, he spent 6 years as a research analyst at Merrill Lynch Asset Management focusing on technology, telecomm and REITs. Sean received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.
John Arege, CFA
Managing Director, Portfolio Manager
John is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm's Large Cap Value Strategy. John joined GSAM in 2006 and became a portfolio manager on the Value Team in 2007. Prior to this, John was a senior analyst responsible for the energy and financial services sectors on the value team at Merrill Lynch Investment Managers. Prior to that, John worked for Standard and Poor’s in New York. He received his BA from Catholic University and a Masters in Finance from Boston University. John also holds a law degree and is a CFA Charterholder.
Charles “Brook” Dane, CFA
Vice President, Portfolio Manager
Brook is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm's Fundamental Equity 130/30 Strategy. Before joining GSAM, Brook was a Senior Vice President at Putnam Investments with research and portfolio management responsibilities for the technology portion of their large cap strategies. Prior to that, he was an Associate at Dane, Falb, Stone & Co. Brook has 24 years of industry experience. He received a BA in History from Tufts University and an MBA from the University of California, Walter A. Haas School of Business.
AST Goldman Sachs Mid-Cap Growth Portfolio
Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity; Chief Investment Officer of the Growth Team
Steve is chief investment officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is also chief investment officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm’s US Growth strategies. Steve has 29 years of investment experience. He joined Goldman Sachs in 1999 as a vice president and was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. He serves as a member of the Board of Trustees of Boston College and as an advisory board member of Boston College’s Center for Asset Management.
Ashley Woodruff, CFA
Managing Director, Co-Lead Portfolio Manager Mid Cap Growth Strategy, Consumer Sector Portfolio Manager
Ashley is a portfolio manager, focused on our Mid Cap Growth strategy, in addition to her consumer sector portfolio manager responsibilities. Ashley has 13 years of investment experience. Ashley joined Goldman Sachs as a managing director in 2013. Prior to joining the firm, Ashley spent over 5 years as a vice president at T. Rowe Price where she was a senior analyst in the consumer sector, and served on the Investment Advisory Committees for the New Horizons Fund and Blue Chip Growth Fund. Ashley earned a BA in Economics from Barnard College, Columbia University, in 2001 and is a CFA® charterholder.
AST Goldman Sachs Multi-Asset Portfolio
The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Kane Brenan, Raymond Chan, and Christopher Lvoff.
Kane Brenan is global head of the Global Portfolio Solutions Group (GPS) for Goldman Sachs Asset Management within the Investment Management Division. He is a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions for institutional and individual investors, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. Previously, Kane was a member of the Private Equity Investment Committee in the Alternative Investments & Manager Selection Group, where he invested in the private equity secondary market. Prior to that, he worked in the Investment Banking Division in the Leveraged Finance Group and the Technology, Media and Telecom Group. Kane joined Goldman Sachs as an associate in 1998 and was named managing director in 2007 and partner in 2014. Prior to joining the firm, Kane worked as a corporate law associate at Cravath, Swaine & Moore. Kane earned a BA from Boston College, and a JD magna cum laude and an MBA from Georgetown University, where he was a Beta Gamma Sigma Scholar and an editor of The Georgetown Law Review. He is a member of the New York Bar.
Raymond Chan is a managing director in the Global Portfolio Solutions Group (GPS), based in New York. Raymond is head of the Investment Center team within GPS and is also a senior portfolio manager and a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions for institutional and individual investors, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. Previously, Raymond was a member of the Cross Asset Solutions and Pension Endowment and Foundations groups within the Securities Division, where he developed and implemented customized investing and hedging solutions for institutional clients. Prior to that, he worked in the Finance and Strategy group of the Investment Management Division. Raymond first joined Goldman Sachs in 2004 as an associate in the Investment Management division. He was named managing director in 2012. Before joining the firm, Raymond worked as a management consultant specializing in financial services at Oliver, Wyman and Company. Raymond earned an AB magna cum laude in biochemistry from Harvard College, and an MBA in finance from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.
Christopher Lvoff is a managing director in the Global Portfolio Solution Group (GPS), based in New York, where he is a senior portfolio manager and a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. Previously, Christopher was a member of the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Christopher joined Goldman Sachs in 2007 and was named managing director in 2016. Prior to joining Goldman Sachs, Christopher worked as an actuarial consultant at Towers Perrin, focusing on retirement plan design and defined benefit plan asset liability valuation. Christopher received a BS in economics from the University of Pennsylvania. He is an Associate of the Society of Actuaries and a CFA charterholder.
AST Goldman Sachs Small-Cap Value Portfolio
The portfolio managers responsible for managing the Portfolio are Sally Pope Davis, and Robert Crystal, and Sean A. Butkus.
Sally Pope Davis, Managing Director, Portfolio Manager.
Sally is a portfolio manager for the US Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy and Small/Mid Cap Value Strategy. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman & Co. and six years at Chase Manhattan. Sally has 35 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and received her MBA from the University of Chicago Graduate School of Business.
Robert Crystal, Managing Director, Portfolio Manager.
Rob is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small Cap Value Strategy and Small/Mid Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 19 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.
Sean Butkus, CFA, Vice President, Portfolio Manager
Sean is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm's Small/Mid Cap Value Strategy. Sean joined Goldman Sachs Asset Management in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division's management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 19 years of industry experience. He received a BS in Natural Science and Accounting from Muhlenberg College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.
AST Herndon Large-Cap Value Portfolio
Randell A. Cain Jr. is the portfolio manager responsible for managing Herndon Capital’s Large Cap US Value Equity and Mid Cap US Value products. Mr. Cain is also one of the three portfolio managers responsible for managing the Large Cap US Core Equity product. Prior to joining Herndon Capital in June 2002, Mr. Cain spent 5 years at NCM

Capital Management, LLC (NCM) managing large cap core equities while also analyzing the financial, basic material, energy, and utility sectors. In addition, in his last two years he managed a large cap value portfolio. Mr. Cain’s experience includes equity and fixed income analysis at TradeStreet Investment Associates Inc. (a former subsidiary of Bank of America) and Putnam Investments Investment Management, LLC as well as a one-year fellowship with JP Morgan to gain experience in international investing. Mr. Cain received an MBA from Harvard Business School in 1994, a Bachelor of Industrial Engineering degree from the Georgia Institute of Technology in 1991, and an Interdisciplinary Bachelor of Science degree from Morehouse College in 1991. He also earned the Chartered Financial Analyst designation in 1997.
AST High Yield Portfolio
J.P. Morgan Segment. The portfolio management team for the J.P. Morgan segment of the Portfolio is comprised of William J. Morgan and James P. Shanahan.
William J. Morgan, managing director, is the Senior Portfolio Manager and team leader for the (Columbus/Cincinnati) High Yield group. Mr. Morgan has 34 years of investment experience. He became an employee of J.P. Morgan Asset Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Morgan holds a BA in History from Kenyon College and an MBA from Xavier University.
James P. Shanahan, Jr., managing director, is the Portfolio Manager who focuses on higher risk credits, including distressed and special situations investments in high yield mandates. Mr. Shanahan has 30 years of experience in high yield and distressed investments. He became an employee of J.P. Morgan Asset Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. since 1986. Mr. Shanahan holds an Honors BA from Xavier University and a JD from the University of Cincinnati College of Law.
PGIM Segment. The PGIM segment of the Portfolio is managed by the High Yield Team at Prudential Fixed Income. The Team is headed by Robert Cignarella and also includes portfolio managers Michael Collins, Terence Wheat, Robert Spano, Ryan Kelly, Brian Clapp and Daniel Thorogood.
Robert Cignarella, CFA, is a Managing Director and Head of Prudential Fixed Income's Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.
Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income.  He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at Prudential Fixed income. Previously, he was a high yield portfolio manager for Prudential Fixed Income's High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income's Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from

1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income's Credit Research Group , covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income's High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in Prudential Fixed Income's Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.
Brian Clapp, CFA is a Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Team. Previously, Mr. Clapp was a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.
Daniel Thorogood, CFA, is Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm's credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income's Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.
AST Hotchkis & Wiley Large-Cap Value Portfolio
Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Portfolio are generated by Hotchkis' investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994.
AST International Growth Portfolio
William Blair Segment. Simon Fennell and Kenneth J. McAtamney are responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
NBIA Segment. Benjamin Segal, CFA. Mr. Segal, Managing Director, joined NBIA in 1998. Mr. Segal is a Portfolio Manager for NBIA’s Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an assistant portfolio manager in global equities. Prior to that, he was a management consultant with Bain & Company. He also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a BA from Jesus College, Cambridge University, an MA from the University of Pennsylvania, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation.
Jennison Segment. Mark Baribeau and Thomas Davis are the portfolio managers of the segment of the Portfolio managed by Jennison and have final authority over all aspects of the segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Mark Baribeau is Managing Director, Head of Global Equity and a global equity portfolio manager of Jennison, which he joined in April 2011. He was previously with Loomis, Sayles & Company for more than 21 years, where he was lead portfolio manager for the Global Equity Opportunities strategy, beginning in 2005. In addition, he managed large cap growth portfolios from 1992 to 2010, serving as lead manager from 1999 to 2010. Prior to his tenure at Loomis, Sayles & Company, Mr. Baribeau was an economist at John Hancock Financial Services. He received a BA in Economics from the University of Vermont and an MA from the University of Maryland. Mr. Baribeau has a CFA designation and is a member of the Boston Security Analysts Society and the National Association of Business Economists.
Thomas Davis is Managing Director and a global equity portfolio manager of Jennison, which he joined in April 2011. He was previously with Loomis, Sayles & Company for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis, Sayles & Company as a research analyst covering domestic insurance companies, securities brokers, exchanges, asset managers and government-sponsored enterprises and as a portfolio manager for a financial sector strategy. Prior to Loomis, he was a global equity research analyst at Putnam Investments, covering insurance companies, Asian property developers and REITs. He received a BA in Economics from Dartmouth College and an MBA from Duke University.
The portfolio managers for the segment of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST International Value Portfolio
LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.
Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience.
Menno Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 23 years of investment experience.
Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 16 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 8 years of investment experience.
Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 14 years of investment experience.
Lazard Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by Lazard are Michael G. Fry, Michael A. Bennett, Kevin J. Matthews, Michael Powers and John R. Reinsberg.
Michael G. Fry is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various and international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.
Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international and equity teams. He also coordinates the activities of Lazard Asset Management's Investment Council. Michael began working in the investment field in 1986. Prior to joining Lazard in 1992, Michael was with GE Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.
Kevin Matthews is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad's College, Durham University.

Michael Powers is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international and global equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.
John Reinsberg is Deputy Chairman of Lazard Asset Management responsible for oversight of the firm's international and global strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania.
AST J.P. Morgan Global Thematic Portfolio
J.P. Morgan. Patrik Jakobson, managing director, is a Client Portfolio Manager in the Global Multi-Asset Group (GMAG), based in New York. Patrik focuses extensively on asset allocation solutions with institutional clients and is a member of the Global Strategy team which establishes broad macroeconomic themes that are reflected across all portfolios managed globally by the team. An employee since 1987, Patrik was previously an equity and balanced portfolio manager, and prior to that he was a research analyst specializing in the retailing industry in corporate finance. He earned a Bachelors of Arts in Economics from Harvard University and an MBA in Finance from the Wharton School. Patrik is Series 24, 7, and 63 licensed.
Jeffrey Geller, managing director, is the Chief Investment Officer (CIO) of the Americas Global Multi-Asset Group (GMAG), based in New York. Jeffrey is a member of the Global Strategy team which establishes broad macroeconomic themes that are reflected across all portfolios managed globally by the team. Additionally, he is a portfolio manager for less constrained multi-asset class portfolios that include more alternatives content. Before joining the firm in 2006, Jeffrey was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Prior to that, he was a senior partner at BEA Associates, part of Credit Suisse Asset Management, where he had responsibility for managing equity and currency overlay and relative value arbitrage strategies. Jeffrey earned a Bachelor of Arts in Government from Clark University and an MBA in Finance from the University of Chicago Graduate School of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed.
Nicole Goldberger, executive director, is a Portfolio Manager in the Global Multi-Asset Group (GMAG), based in New York. An employee since 2003, she is currently responsible for portfolio construction and manager due diligence across the J.P. Morgan platform. Previously she supported the global asset allocation and balanced portfolios as a Client Portfolio Manager. Nicole earned a Bachelors of Science in Finance from Boston College, and is a CFA charterholder.
Michael Feser, managing director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Michael is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. A particular area of focus is the design and management of risk/volatility controlled investment strategies. In addition, Michael also serves on JPMAM’s long-term capital markets assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Previously, Michael served as the Global Investment Director of Global Investment Management Solutions, where he oversaw the investment activities of the group’s portfolio managers, new product development and worked with the Funds’ boards globally. Prior to this, Michael held a number of roles across global investment management, including leading Multi-Asset Solution’s quantitative research and portfolio management team, and heading fixed income quantitative research and portfolio management functions in London. Michael obtained an MA in Business Administration from the University of Cologne. He is a CFA charterholder and is Series 3, 7 and 63 licensed.
Security Capital. Anthony R. Manno, Jr. is CEO, President and Chief Investment Officer of Security Capital. He is Chairman, President and Managing Director of SC-Preferred Growth LLC and SC-Preferred Growth-T LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 41 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President's Call to Service Award, December 2008.
Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 33 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.
Kevin W. Bedell is a Managing Director of Security Capital where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 28 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
AST J.P. Morgan International Equity Portfolio
The portfolio manager responsible for the day-to-day management of the Portfolio is James WT Fisher. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Equities Team based in London. He became an employee of Robert Fleming in 1985.
AST J.P. Morgan Strategic Opportunities Portfolio
Patrik Jakobson, managing director, is a Client Portfolio Manager in the Global Multi-Asset Group (GMAG), based in New York. Patrik focuses extensively on asset allocation solutions with institutional clients and is a member of the Global Strategy team which establishes broad macroeconomic themes that are reflected across all portfolios managed globally by the team. An employee since 1987, Patrik was previously an equity and balanced portfolio manager, and prior to that he was a research analyst specializing in the retailing industry in corporate finance. He earned a Bachelors of Arts in Economics from Harvard University and an MBA in Finance from the Wharton School. Patrik is Series 24, 7, and 63 licensed.
Jeffrey Geller, managing director, is the Chief Investment Officer (CIO) of the Americas Global Multi-Asset Group (GMAG), based in New York. Jeffrey is a member of the Global Strategy team which establishes broad macroeconomic themes that are reflected across all portfolios managed globally by the team. Additionally, he is a portfolio manager for less constrained multi-asset class portfolios that include more alternatives content. Before joining the firm in 2006, Jeffrey was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Prior to that, he was a senior partner at BEA Associates, part of Credit Suisse Asset Management, where he had responsibility for managing equity and currency overlay and relative value arbitrage strategies. Jeffrey earned a Bachelor of Arts in Government from Clark University and an MBA in Finance from the University of Chicago Graduate School of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed.
Nicole Goldberger, executive director, is a Portfolio Manager in the Global Multi-Asset Group (GMAG), based in New York. An employee since 2003, she is currently responsible for portfolio construction and manager due diligence across the J.P. Morgan platform. Previously she supported the global asset allocation and balanced portfolios as a Client Portfolio Manager. Nicole earned a Bachelors of Science in Finance from Boston College, and is a CFA charterholder.

Michael Feser, managing director, is a portfolio manager on the Multi-Asset Solutions team based in New York. In this role, Michael is responsible for managing portfolios and expanding the Multi-Asset Solutions team’s capabilities in the sub-advisory segment. A particular area of focus is the design and management of risk/volatility controlled investment strategies. In addition, Michael also serves on JPMAM’s long-term capital markets assumptions committee, advises clients on investment strategy design and strategic asset allocation issues. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Previously, Michael served as the Global Investment Director of Global Investment Management Solutions, where he oversaw the investment activities of the group’s portfolio managers, new product development and worked with the Funds’ boards globally. Prior to this, Michael held a number of roles across global investment management, including leading Multi-Asset Solution’s quantitative research and portfolio management team, and heading fixed income quantitative research and portfolio management functions in London. Michael obtained an MA in Business Administration from the University of Cologne. He is a CFA charterholder and is Series 3, 7 and 63 licensed.
AST Jennison Large-Cap Growth Portfolio
Michael A. Del Balso and Mark D. Shattan, CFA are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Michael A. Del Balso is a Managing Director, the Director of Research for Growth Equity, and a large cap growth equity portfolio manager of Jennison, which he joined in 1972 as a research analyst. He has been Director of Research for Growth Equity since 1994 and became a portfolio manager in 1999. Mr. Del Balso came to Jennison after four years with White, Weld & Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. He received a BS in Industrial Administration from Yale University and an MBA from Columbia University.
Mark D. Shattan, CFA, is a Managing Director and a large cap growth equity portfolio manager of Jennison, which he joined in June 2008. Prior to Jennison, he was with Goldman Sachs Asset Management for 10 years, where he was a managing director responsible for blend and concentrated equity products. From 1999 through 2004, Mr. Shattan was a senior portfolio manager for growth equities, investment committee co-chairman, and lead portfolio manager/analyst covering consumer stocks. He began his investment career in 1997 as a research associate covering gaming, lodging, and leisure stocks at Salomon Brothers. From 1991 through 1997, he served in the US and Europe as a US Army officer. He received a BS in Management Science and Systems Engineering from the United States Military Academy and an MBA from Florida Southern College.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST Loomis Sayles Large-Cap Growth Portfolio
Aziz Hamzaogullari is a vice president of Loomis, Sayles & Company and portfolio manager of the Loomis Sayles large cap growth and all cap growth strategies, including the Loomis Sayles Growth Fund and products outside the US. Aziz joined Loomis Sayles in 2010 from Evergreen Investments, where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Aziz was head of Evergreen’s Berkeley Street Growth Equity team, and was the founder of the research and investment process. Prior to Evergreen, Aziz was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 22 years of investment industry experience. Aziz earned a BS from Bilkent University, Turkey, and an MBA from George Washington University.
AST Lord Abbett Core Fixed Income Portfolio
The Portfolio is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

The Portfolio's team is headed by Kewjin Yuoh, Partner and Portfolio Manager. Mr Yuoh joined Lord Abbett in 2010. Additional members of the team are Robert A. Lee, Partner and Deputy Chief Investment Officer, Andrew H. O'Brien, CFA, Partner and Portfolio Manager, and Leah G. Traub, PhD, Partner and Portfolio Manager. Mr. Lee, Mr. O'Brien and Ms. Traub joined Lord Abbett in 1997, 1998 and 2007, respectively. Mr. Yuoh, Mr. Lee, Mr. O'Brien and Ms. Traub are primarily responsible for the day-to-day management of the Portfolio.
AST MFS Global Equity Portfolio
David R. Mannheim, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1988.
Roger Morley, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.
Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.
AST MFS Growth Portfolio
Eric B. Fischman, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2000.
Matthew D. Sabel, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2009.
Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.
AST MFS Large-Cap Value Portfolio
Nevin P. Chitkara, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1997.
Steven R. Gorham, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1992.
Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
NBIA Segment. The portfolio manager responsible for the day-to-day management of the segment of the Portfolio managed by NBIA is Michael Greene.
Michael Greene joined NBIA when the firm acquired David J. Greene and Company, LLC (DJG) in 2008. He has over 28 years of industry experience and has served as portfolio manager for the mid cap intrinsic value strategy since its inception in 1997. In his previous role, Mr. Greene was Chief Executive Officer and Chief Investment Officer at DJG since 1999. He joined DJG in 1985 as a research analyst, became a member of the Investment Committee in 1991 and a member of the Executive Committee in 1995.
LSV Segment. The portfolio managers responsible for the day-to-day management of the segment of the Portfolio managed by LSV are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.
Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience.
Menno Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 23 years of investment experience.

Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 16 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 8 years of investment experience.
Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 14 years of investment experience.
AST New Discovery Asset Allocation Portfolio
Affinity Investment Advisors, LLC
Gregory Lai, CFA, is a Principal and Lead Portfolio Manager for Affinity and has 27 years of investment experience. He developed the firm’s quantitative stock selection, risk management, and portfolio construction models. His previous work experience includes Senior Portfolio Manager and Managing Director at Morgan Stanley Investment Management and Invesco Ltd. heading the U.S. Active Equity team. Prior, Mr. Lai was Quantitative Specialist and co-portfolio manager at Pacific Investment Management Company (PIMCO). Greg received a BS from UCLA and MBA from the University of California, Irvine’s Merage School of Business. He holds the Chartered Financial Analyst designation.
Michael Petrino is a Senior Portfolio Manager for Affinity and has 43 years of investment experience. Previous work experience includes Portfolio Manager and Executive Director at Morgan Stanley Investment Management and Invesco, Ltd., Partner at La Jolla Investment Management and Chief Investment Officer at Stockjungle.com Investment Advisors. Michael also founded two investment management firms, Matrix Capital Management and Calport Asset Management. Michael received a BA cum laude from Amherst College and an MBA from the University of Chicago. He is a member of the NYSSA and the Society of Quantitative Analysts.
Boston Advisors, LLC
Douglas Riley, CFA, is a Senior Vice President and Director of Growth Equity Investing. As Senior Vice President and Portfolio Manager, Doug brings more than eighteen years of industry-related experience to Boston Advisors. As a member of the Institutional Equity Team, Doug has primary responsibility for the firm's growth equity strategies. Prior to joining Boston Advisors, Doug was a Vice President and Portfolio Manager at Babson United Investment Advisors. In addition to serving as Vice-Chairman of the Investment Committee, Doug managed private accounts for high net worth clients and institutional portfolios, and was instrumental in the development and implementation of a quantitatively based stock selection process. Doug earned a BS degree in Business Administration and Finance from Emory University and an MBA degree from Northeastern University. Doug holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analysts Society.
Michael J. Vogelzang, CFA, is President and Chief Investment Officer of Boston Advisors, a boutique investment management firm that provides custom institutional and private wealth investment management services and manages the Broad Allocation Strategy, a global tactical allocation fund. Michael has managed Boston Advisors since 1997 and led the firm's management buyout in 2006. As President and CIO, he is responsible for overseeing the firm’s equity, fixed income and alternative investment activities, risk management strategy, and general business practices. In his role as the firm's Managing Member, he also chairs the independent Board of Directors. Professionally, Michael served as the President and Trustee of the multi-billion dollar Boston Advisors Trust, a family of money market mutual funds. He also held the role of President of the Lebenthal Funds, a taxable and tax-exempt family of long-term bond funds. He served as a board member for Advest, Inc., the one-time parent company of Boston Advisors. Prior to Boston Advisors, Michael held senior positions with Freedom Capital Management and Shawmut Investment Management, and he began his investment career at The Boston Company. Michael serves on the investment committee of the Barnabas Foundation, a large Chicago-based planned giving and estate planning charitable organization, investing on behalf of faith-based organizations. Michael earned a BA degree in economics and political science from Calvin College in Grand Rapids, MI and attended Boston University's Graduate School of

Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analyst Society. As an investment strategist, he is frequently invited to speak at industry conferences, interview in the financial media, and contribute articles to portfolio management journals.
David Hanna is Senior Vice President and Director of Institutional Portfolio Management at Boston Advisors, a boutique investment management firm that provides custom institutional and private wealth investment management services. As Director of Institutional Portfolio Management, David oversees the firm’s equity and alternative investment activities. He also serves as lead portfolio manager for the firm’s small-cap value strategy and is a member of the portfolio team managing the firm’s global tactical asset allocation (GTAA) strategy, where he focuses on commodities and currencies.
David has specific expertise in the areas of quantitative research and alternative investments. He contributes to the development of the firm’s proprietary, quantitative models, specifically the stock selection, asset class selection, market profiling and risk assessment models. He also directs decisions around alternative investments, including alternative asset class allocations, hedging and derivatives. David has more than 20 years of industry related experience. Prior to joining the firm, he was a senior portfolio manager in the Global Hedge Fund Strategies Group of State Street Global Advisors (SSgA.) He was with SSgA from 1997 to 2005, working in both the firm’s Boston and London offices. Prior to SSgA, he was Vice President, Quantitative Analysis, at Standish, Ayer & Wood from 1992-1997. Prior to that, he worked in proprietary trading, small-cap portfolio management and portfolio insurance. David earned a BS degree in finance from the Pennsylvania State University in 1987 and completed an honors degree with a thesis on derivatives hedging entitled, “Portfolio Insurance - A Simulation Using Binomial Option Pricing Theory.” He also attended the Institute Universitaire de Technologie in Nice, France, focusing on European business. As an investment strategist, he is frequently invited to speak at industry conferences, interview in the financial media, and contribute articles to portfolio management journals.
C.S. McKee, LP
Greg Melvin joined C.S. McKee as Chief Investment Officer in 2000. He is the Chairman of the Investment Policy Committee and has overall responsibility for client portfolios and the investment process. Prior to joining C. S. McKee, Mr. Melvin was President and Chief Investment Officer of Dartmouth Capital Advisors, Inc., an institutional investment management firm he founded in 1995. Prior to 1995, he served as a Vice President, Senior Portfolio Manager and member of the Investment Policy Committee at Federated Investors from 1980 to 1995. A Chartered Financial Analyst, Mr. Melvin holds an MBA degree in Finance from Harvard Business School and a Bachelor's degree from Dartmouth College.
Bryan Johanson joined C.S. McKee in 1994 as a fixed income portfolio manager and has held that position since that time. His primary responsibility is security selection within the corporate sector. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining to C.S. McKee, Mr. Johanson was a manager of mortgage-backed and asset backed securities for the Indiana Corporate Federal Credit Union from 1992 until joining McKee. Prior to that Mr. Johanson worked as an analyst for National City Bank from 1988 to 1992. A Chartered Financial Analyst, Mr. Johanson holds an MBA degree in Finance from Indiana University and a Bachelor's degree in Accounting from Bowling Green University.
Brian Allen joined C.S. McKee in 1999 as a fixed income portfolio manager and has held that position since that time. He is primarily responsible for investment decisions related to the mortgage-backed and asset-backed sectors. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining C.S. McKee, Mr. Allen managed fixed income funds for institutional clients at Patterson Capital Corporation in Los Angeles from 1993 until 1998. Prior to that Mr. Allen worked as an equity and fixed income manager for C&S/Sovran Trust Company from 1987 to 1991. A Chartered Financial Analyst, Mr. Allen holds an MBA degree in Finance from the Wharton School and a Bachelor's degree in Business Administration from James Madison University.

Jack White joined C.S. McKee in 1997 as a fixed income analyst and was promoted to portfolio manager in 1999. His primary responsibility is to make investment decisions related to the government and structured securities sectors. He also provides input into the sector allocation, duration and yield-curve decisions. A Chartered Financial Analyst, Mr. White holds an MBA degree in Finance and a Bachelor's degree in Finance from Youngstown State University.
Andrew Faderewski joined C.S. McKee in 2007 as a portfolio accountant and was promoted to fixed income analyst in 2008. His primary responsibilities include monitoring portfolio analytics, managing client reporting and compliance, and performing various economic and sector research. A Chartered Financial Analyst, Mr. Faderewski received his BS in Finance and Investment Management from Duquesne University.
EARNEST Partners, LLC
Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts and has over 25 years of investment experience. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.
Epoch Investment Partners, Inc.
David Pearl is Executive Vice President and Co-Chief Investment Officer of Epoch Investment Partners. He is a Portfolio Manager for Epoch’s US investment strategies. Prior to co-founding Epoch in 2004 with Bill Priest, Tim Taussig and Phil Clark, David was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, David was an Officer and Senior Analyst of BEA Associates, predecessor to Credit Suisse Asset Management -Americas. David holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.
Michael Welhoelter is Epoch's Chief Risk Officer and heads Epoch's Quantitative and Risk Management team. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management-Americas, where he was a Portfolio Manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Previously, he was a Portfolio Manager and Quantitative Research Analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.
Longfellow Investment Management Co. LLC
Barbara J. McKenna, CFA, Managing Principal, Portfolio Manager. Ms. McKenna serves as a Managing Principal and Portfolio Manager. Barbara leads Intermediate and Core portfolio management and heads credit strategy. Prior to joining Longfellow in 2005, she was a director and senior portfolio Manager at State Street Research (SSR), responsible for $14 billion of institutional fixed income accounts. As director of corporate bond strategy, she was responsible for the development and implementation of corporate bond strategy across all fixed income mandates. Prior to joining SSR, Barbara was a director and portfolio manager at Standish, Ayer & Wood. She has also held portfolio management and investment banking positions at BayBank and Massachusetts Capital Resource Company, a private capital firm. Barbara has over 25 years of experience and holds a MS and BS in Finance from Boston College. Barbara is a CFA charterholder, a member of the CFA Institute and a member of the Boston Security Analysts Society. She is also a board trustee of the American Beacon Funds.

David C. Stuehr, CFA, Principal, Portfolio Manager and Senior Analyst. Mr. Stuehr is a Portfolio Manager and Senior Analyst. Dave leads the high yield management strategy for Longfellow and also serves on the portfolio management team for the Arbitrage strategy. Prior to joining Longfellow in 2009, Dave was a hedge fund portfolio manager and analyst at Hanover Strategic Management. He also previously served as a portfolio manager at Seneca Capital Management. At Seneca Capital, Dave was responsible for the firm’s high yield investment portfolios and served as the lead manager on the Pacific View Fund, LLC – a corporate bond-oriented hedge fund. Dave also has significant experience in managing fixed income portfolios for an array of clients including high net worth individuals and insurance companies. Prior to joining Seneca, Dave was a partner with Standish, Ayer & Wood. During his 12 years at the firm, he served as a portfolio manager and director of corporate bond research – leading a 10-member analyst team. Dave has over 25 years of investment experience and received his MS in Finance from Boston College and MA in Economics from Bowling Green University. He also received his BS in Business Administration from Bowling Green University. Dave is a CFA charterholder, a member of the CFA Institute and a member of the Boston Security Analysts Society.
Thompson, Siegel & Walmsley LLC
Brandon Harrell, CFA, has over 20 years experience with TS&W as a Portfolio Manager. Mr. Harrell is a graduate of Wake Forest University, BA, 1982 and George Mason University, MBA, 1990. He previously worked for the Central Intelligence Agency as an Intelligence Officer; for Growth Stock Outlook, Inc. as a Securities Analyst; and for Capitoline Investment Services as a Portfolio Manager. Mr. Harrell is Series 7, 63 and 65 licensed with FINRA and holds the Chartered Financial Analyst designation.
Parametric Portfolio Associates LLC
Justin Henne, CFA. Managing Director - Customized Exposure Management. Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Since joining Parametric in 2004*, Justin has gained extensive experience trading a wide variety of derivative instruments in order to meet each client’s unique exposure and risk management objectives. Justin earned a BA in Financial Management from the University of St. Thomas. He is a CFA® charterholder and a member of the CFA Society of Minnesota.
*Reflects the year employee was hired by The Clifton Group, which was acquired by Parametric Portfolio Associates LLC on December 31, 2012.
Daniel Wamre, CFA. Senior Portfolio Manager. Mr. Wamre leads a team of investment professionals responsible for designing, trading, and managing overlay portfolios. He has extensive experience helping clients and consultants manage portfolio exposures and risk through futures and options-based strategies. Prior to joining Parametric in 1995* as an intern, and full-time in 1998*, Dan spent four years as a Platoon Commander/Executive Officer in the United States Marine Corps. Upon completion of graduate school, he spent ten months working as a commercial banking credit analyst for U.S. Bank in Minneapolis. He earned a BS from North Dakota State University and an MBA in Finance from the University of Minnesota. He is a CFA® charterholder and a member of the CFA Society of Minnesota.
*Reflects the year employee was hired by The Clifton Group, which was acquired by Parametric Portfolio Associates LLC on December 31, 2012.
Prudential Investments LLC
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 16 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified
Andrei Marinich, CFA, is a Vice President of the Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000,

Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
AST Parametric Emerging Markets Equity Portfolio
The Portfolio is managed by a team of portfolio managers from Parametric. The members of the team are Thomas Seto and Timothy Atwill. Mr. Seto has managed the Parametric Emerging Markets Fund since March 1, 2007.
Thomas Seto, Head of Investment Management, Seattle Investment Center. Mr. Seto is responsible for all portfolio management and trading at the Seattle Investment Center, and is a member of the Executive Committee. Prior to joining Parametric in 1998, Thomas served as the Head of US Equity Index Investments at Barclays Global Investors. He holds an MBA in Finance from the University of Chicago Booth School of Business, and a BS in Electrical Engineering from the University of Washington.
Timothy Atwill, PhD, CFA, Head of Investment Strategy, Seattle Investment Center. Mr. Atwill leads the Investment Strategy team at Parametric, which is responsible for articulating and evolving Parametric’s current investment strategies. In addition, he has investment responsibilities for Parametric’s emerging markets equity, commodity and equity income strategies. Prior to Parametric, Timothy worked at Russell Investments in their manager research unit, and in their trading group, implementing derivative strategies for institutional clients. Prior to Russell, he was a portfolio manager at Safeco Insurance Company. He earned a PhD in Mathematics from Dartmouth College, as well as a BA in Mathematics from Reed College.
AST Prudential Core Bond Portfolio
Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income.  He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Also recently recognized as

Business Insider's Top Analysts and Top Analysts to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University.  He is also a member of the Fixed Income Analyst Society and the Bond Market Association.
AST Prudential Growth Allocation Portfolio
QMA
Ed Keon Jr., Edward Campbell, Joel Kallman, Stacie Mintz and Jacob Pozharny are primarily responsible for the day-to-day management of the asset allocation and equity portion of the Portfolio.
Asset Allocation
Edward F. Keon Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Mr. Keon contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MBA in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Kallman is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
US Equity
Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA. Ms. Mintz is primarily responsible for overseeing equity mandates. Previously, she was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. Ms. Mintz earned a BA in Economics from Rutgers University and an MBA in Finance from New York University and holds the Chartered Financial Analyst (CFA) designation.
Non-US Equity
Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. Dr. Pozharny was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. He earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics and a PhD in Applied Statistics from the University of California.
PGIM
Michael J. Collins, CFA, Richard Piccirillo and Gregory Peters of the Fixed Income unit (Prudential Fixed Income) of PGIM, Inc. manage the fixed income segment of the Portfolio.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income.  He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.
Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income.  He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies.   Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's  macro research and asset allocation strategy.  In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury.  Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies.  Mr. Peters was also recently recognized as Business Insider's Top Analysts and Top Analysts to Watch by CEO World.   Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.
AST QMA Emerging Markets Equity Portfolio
The portfolio managers responsible for management of the AST QMA Portfolio are Jacob Pozharny, Wen Jin, John Van Belle, and Vlad Shutoy.
Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. He joined QMA in October 2009 and previously was a Managing Director and Head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc. Mr. Pozharny earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics, and a PhD in Applied Statistics from the University of California.
Wen Jin, PhD, CFA, is a Principal for QMA, working with the Non-US Core Equity team. He joined QMA in June 2008 and previously was a Portfolio Manager and Director of Quantitative Strategy and Trading at Aristeia Capital Management. He earned a BS in Physics from University of Sciences and Technology of China, an MA and PhD in Physics from Columbia University and holds the Chartered Financial Analyst (CFA) designation.
John Van Belle, PhD, is a Managing Director for QMA, where he manages QMA’s global and non-US portfolios. He joined QMA or its predecessor companies in 1983. John earned a BS in Economics from St. Joseph’s College and holds a PhD in Economics from the University of Virginia.
Vlad Shutoy is a Vice President and Portfolio Manager for QMA, working with the Non-US Core Equity team. His responsibilities include portfolio management, analysis and research. Prior to joining QMA, Vlad worked at Bloomberg, L.P. where he led a team responsible for building predictive equity models for top-tier institutional investors. Prior to that, he was a quantitative analyst at Goldman Sachs Asset Management QIS team developing proprietary equity models while building short-term trading strategies. Vlad also worked at ING Investment Management where he was focused on portfolio management of long-short equity while overseeing all quantitative investment processes. He earned a BS in Computer Engineering and a MS from New York University Tandon School of Engineering where he studied Computer Science and Financial Engineering.
AST QMA Large-Cap Portfolio
The portfolio managers responsible for management of the QMA Portfolio are Daniel Carlucci, CFA, Devang Gambhirwala, and Stacie L. Mintz, CFA.
Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. Dan co-manages large-cap and small-cap core equity portfolios as well as domestic and international index funds. He is also responsible for directing QMA’s managed account strategies. He previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Dan holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Mr. Gambhirwala is primarily responsible for overseeing the US Core Equity long-short and large-cap mandates, and is also responsible for management of structured products. Earlier at Prudential Investment Management, he worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. Mr. Gambhirwala earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA. She is primarily responsible for overseeing equity mandates. Previously, Ms. Mintz was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. Ms. Mintz earned a BA in Economics from Rutgers University and an MBA in Finance from New York University and holds the Chartered Financial Analyst (CFA) designation.
AST QMA US Equity Alpha Portfolio
QMA uses a team of portfolio managers and analysts to manage the Portfolio. The following portfolio managers have overall responsibility for managing the Portfolio's day-to-day activities:
Stacie L. Mintz, CFA, is a Principal and Portfolio Manager for QMA. She is primarily responsible for overseeing equity mandates. Previously, Ms. Mintz was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University and holds the Chartered Financial Analyst (CFA) designation.
Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Mr. Gambhirwala is primarily responsible for overseeing the US Core Equity long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, he worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. Mr. Gambhirwala earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
AST Quantitative Modeling Portfolio
PI: Underlying Portfolio Fulfillment. Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $250 billion in total assets and assists in the management of almost $13.1 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.

Andrei Marinich, CFA, is a Vice President of the Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
QMA: Asset Allocation and Maintenance of Quantitative Model. Ted Lockwood is a Managing Director for QMA and head of QMA's asset allocation area. He is also responsible for managing asset allocation and equity portfolios, investment research, and new product development. Previously, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.
Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California and an MA in Economics from California State University Long Beach.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed's prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
Rory Cummings is a Portfolio Manager for QMA and a member of the Asset Allocation team. He also conducts macroeconomic, market valuation, and capital markets research. Rory has worked in various roles within the Asset Allocation team and, prior to joining, served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in Finance from Seton Hall University and an MBA in Financial Markets from New York University.
AST RCM World Trends Portfolio
Dr. Herold Rohweder is a managing director and Global Chief Investment Officer Multi Asset with AllianzGI US, which he joined in 1989. He initiated the systematic asset-management effort for the firm’s equity and multi-asset investments, and is a member of the firm’s Global Executive Committee. Dr. Rohweder has 26 years of investment-industry experience. He has an MA in economics from Wayne State University and a PhD in economics from the University of Kiel, Germany.

Dr. Matthias Müller is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1998. As CIO Multi Asset Active Allocation Strategies, he leads a team that specializes in dynamic asset-allocation strategies predominantly for large institutional investors. As a senior portfolio manager, Dr. Müller manages both institutional mandates and retail funds. Before joining his current team, he was responsible for asset allocation and risk management for the balanced team. Dr. Müller was also a senior investment strategist and a European equity portfolio manager for Allianz Sachversicherungs-AG. Dr. Müller has 20 years of investment-industry experience. He has a doctorate in monetary economics from J. W. Goethe University in Frankfurt.
Mr. Giorgio Carlino is a portfolio manager, a managing director and CIO Multi Asset US with Allianz Global Investors, which he joined in 2001. As the chief investment officer of the Multi Asset US team, he is responsible for all US multi-asset investment functions; he is also a member of the firm's US Executive Committee. Mr. Carlino was previously a private-client portfolio manager, responsible for multi-manager selection. He has 15 years of investment-industry experience. Before joining the firm, Mr. Carlino worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the Department of Statistics at the University of Bologna.
Dr. Michael Stamos, PhD, CFA is a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. As a member of the Multi Asset US team, he manages multi-asset mandates for institutional and retail clients. He has 12 years of investment-industry experience. Dr. Stamos was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Doctoral Degree with specialization in Finance. Dr. Stamos is a CFA charterholder.
Mr. Claudio Marsala is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. As a member of the Multi Asset US team, he manages multi-asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team. Before that, he worked in risk management. Mr. Marsala has 14 years of investment-industry experience. He has a degree in economics and financial markets from the University of Pisa in Italy, and a master’s degree in quantitative finance from the University of Turin.
AST Schroders Global Tactical Portfolio
Johanna Kyrklund, CFA, is Schroders’ Head of Multi-Asset Investments. She has been with Schroders since 2007 and is responsible for investment on behalf of all UK, North American and Asian Multi-Asset clients. She is the chairperson of the Global Asset Allocation Committee, member of the Equity risk premia research team and the senior portfolio manager of the flagship Schroders Diversified Growth strategy. Ms.Kyrklund was formerly a portfolio manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007) and Head of Asset Allocation in the UK and portfolio manager of the Deutsche Tactical Asset Allocation Fund, Deutsche Asset Management (1997-2005). She is a member of the Cambridge University Investment Board. CFA Charterholder. Degree in Philosophy, Politics & Economics, University of Oxford.
Philip Chandler, CFA, joined Schroders in 2003. Based in London, Philip manages assets on behalf of Schroders’ UK and North American Multi-Asset clients. He is a member of the Duration and Inflation risk premia research teams. Prior, he was part of the Schroders Pan-European Fixed Income team before transferring to the Multi-Asset team in 2009. CFA Charterholder. Degree in Philosophy, Politics & Economics, University of Oxford.
Angus Sippe, CFA, joined Schroders in 2009. Based in New York, Angus manages assets on behalf of Schroders’ North American Multi-Asset clients. He was previously a Liability Driven Investment (LDI) Portfolio Manager responsible for the active LDI hedging strategies. He is a member of the Inflation, Duration and Equity risk premia research teams. In 2008, prior to joining Schroders, Angus was an Assistant Portfolio Manager with Barings Asset Management. He previously held a range of analyst roles on a contract basis with Capital International and Nomura in London. CFA Charterholder. Bachelor of Civil Engineering and Commerce, University of Sydney.

Richard Coghlan, PhD, joined Schroders in 2000. Based in New York, Richard manages assets on behalf of Schroders’ North American Multi-Asset clients. Richard is a member of the Global Asset Allocation Committee, the Head of the Currency risk premia research team and a member of the Commodities risk premia research team. From 2004-2015, Richard held a multitude of senior management roles in Schroders’ Asian offices including most recently the Head of Multi-Asset, Asia. For three years prior, he served as the Head of Investments, Korea and as a Korean Investment Specialist supervising both the investment trust and the corporate restructuring businesses. In 2003, Richard managed Multi-Asset portfolios in Schroders Korea. Richard first joined Schroders in 2000 to manage the Seoul Debt Restructuring Fund in Korea. His investment career commenced in 1997 as a Director with the Asian Finance and Investment Corporation, an affiliate of the Asian Development Bank. Richard holds an MBA in Finance and Accounting, University of Chicago, MSc and PhD in Geochemistry, Brown University and BSc in Geology, Duke University.
AST Small-Cap Growth Portfolio
UBS AM Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by UBS AM are David Wabnik and Samuel Kim, CFA. The portfolio managers have access to members of UBS AM's US Small Cap Growth investment team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests.
David Wabnik is Head of US Small Cap Growth Equities and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Portfolio since its inception.
Samuel Kim, CFA, is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003.
Emerald Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.
Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.
Ms. Sears is Senior Vice President and a member of the Small Cap Portfolio Management team since 2002. Ms. Sears has been employed by Emerald since 1992 and maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies and is primarily responsible for Emerald’s portfolio management-related client communications. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.
Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board's Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

AST Small-Cap Growth Opportunities Portfolio
RS Investments Segment. The co-portfolio managers from RS Investments who are primarily responsible for the day-to-day management of the Portfolio are Stephen J. Bishop, Melissa Chadwick-Dunn, D. Scott Tracy and Christopher W. Clark, CFA.
Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. Mr. Bishop has been a co-portfolio manager of the RS Small Cap Growth strategy since 2007. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.
Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. Ms. Chadwick-Dunn has been a co-portfolio manager of the RS Small Cap Growth strategy since 2007. Her primary focus is on the healthcare sector of the portfolio. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.
D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Growth Team. Mr. Tracy has been a co-portfolio manager of the RS Small Cap Growth strategy since 2007. His focus is on the financial and energy sectors of the portfolio. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA Charterholder.
Christopher W. Clark, CFA, is a co-portfolio manager and analyst in the RS Growth Team. Mr. Clark has been a co-portfolio manager of the RS Small Cap Growth strategy since 2014. His focus is on the healthcare and consumer staples sectors of the portfolio. Before joining the firm in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA Charterholder.
Wellington Management Segment. The portfolio manager from Wellington Management who is primarily responsible for the day-to-day management of the Portfolio is Mammen Chally.
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager. Mr. Chally is a portfolio manager in Global Equity Portfolio Management and leader of Wellington Management’s Disciplined Equity Team. He manages equity assets on the behalf of Wellington Management’s clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. He currently manages equity strategies that emphasize improving quality metrics, business momentum, and attractive relative valuations. He works in Wellington Management’s Boston office. Prior to joining Wellington Management in 1994, Mr. Chally worked for the Gas Authority of India Limited, New Delhi, India (1989 – 1992). Mr. Chally earned his MBA from Northeastern University (1994) and his bachelor of technology in mechanical engineering from the Indian Institute of Technology (1989). Additionally, he holds the Chartered Financial Analyst designation. He is fluent in Hindi and Malayalam.
AST Small-Cap Value Portfolio
J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Dennis S. Ruhl and Phillip D. Hart.

Dennis S. Ruhl, managing director, is the head of the US Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. He is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization, and is also a board member of the MIT Club of New York and regional vice chair of the MIT Educational Council. Dennis is a CFA charterholder.
Phillip D. Hart, managing director, is a portfolio manager in the US Behavioral Finance Small Cap Equity Group.  An employee since 2003, his responsibilities include managing structured small-cap core and small-cap value accounts.  Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group.  Phillip obtained a BA in economics from Cornell University and is a CFA charterholder.
LMCG Segment. R. Todd Vingers manages the portion of the Portfolio advised by LMCG Investments, LLC. Mr. Vingers joined LMCG in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 25 years of investment experience. Prior to joining LMCG, Mr. Vingers served as Vice President and senior portfolio manager for American Century Investments. Prior to joining American Century, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a BA from the University of St. Thomas and an MBA from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute.
AST T. Rowe Price Asset Allocation Portfolio
The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA and Toby Thompson, CFA, CAIA are co-chairmen of the Investment Advisory Committee and are responsible for implementing and monitoring the Portfolio's overall investment strategy, as well as the allocation of the Portfolio's assets.
Charles Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. Charles is the president of the Global Allocation Fund, the Balanced Fund, and the Personal Strategy Funds and chairman of their Investment Advisory Committees. He is president of the Spectrum Fund series and chairman of the Investment Advisory Committees of the Spectrum Growth, Spectrum Income, and Spectrum International Funds. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is a member of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.
Toby Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is an investment analyst and portfolio manager within the Asset Allocation Group. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2010, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations and is a Series 7 and 63 registered representative.
AST T. Rowe Price Growth Opportunities Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee that is responsible for managing the Portfolio and developing and executing the Portfolio's investment program. Charles M. Shriver, CFA and Toby Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are responsible for day-to-day responsibility for managing the Portfolio, developing and executing the Portfolio's investment program, implementing and monitoring the Portfolio's investment strategy, as well as the allocation of the Portfolio's assets.

Charles Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. Charles is the president of the Global Allocation Fund, the Balanced Fund, and the Personal Strategy Funds and chairman of their Investment Advisory Committees. He is president of the Spectrum Fund series and chairman of the Investment Advisory Committees of the Spectrum Growth, Spectrum Income, and Spectrum International Funds. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is a member of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.
Toby Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is an investment analyst and portfolio manager within the Asset Allocation Group. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2010, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations and is a Series 7 and 63 registered representative.
AST T. Rowe Price Large-Cap Growth Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Robert Sharps is the Investment Advisory Committee Member responsible for the Portfolio.
Rob Sharps is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the lead portfolio manager on the US Large-Cap Growth Equity Strategy team in the US Equity Division and a member of the Equity Steering Committee. Rob is also a vice president and Investment Advisory Committee member of the Growth Stock, Blue Chip Growth, and New America Growth Funds and T. Rowe Price International Funds, Inc. In addition, Rob serves as an Investment Advisory Committee member of the Global Stock Fund. Prior to joining the firm in 1997, Rob was a senior consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in accounting from Towson University and an MBA in finance from the University of Pennsylvania, The Wharton School. Rob also has earned the Chartered Financial Analyst designation.
Taymour Tamaddon is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager and an investment analyst in the U.S. Equity Division. As an analyst, he follows life sciences, ophthalmology, and hospital supply companies in the health care industry. Taymour is a vice president and the chairman of the Investment Advisory Committee of the Health Sciences Fund. He is also a vice president and Investment Advisory Committee member of the Mid-Cap Growth, New America Growth, New Horizons, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. He joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Taymour was employed by Amazon.com in the areas of finance and merchandizing. He was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Taymour earned a BS in applied physics, cum laude, from Cornell University. He also holds an MBA from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Taymour has also earned the Chartered Financial Analyst designation.
*Note: Robert Sharps is expected to transition off of the Portfolio on or about December 31, 2016. Taymour Tamaddon is expected to begin managing the Portfolio on or about June 30, 2016. Additional information pertaining to Taymour Tamaddon will be provided prior to this transition.

AST T. Rowe Price Natural Resources Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Shawn Driscoll is the Investment Advisory Committee Chairman for the Portfolio. Shawn Driscoll is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager in the US Equity Division and the lead portfolio manager of the New Era Fund and Global Natural Resources Equity Strategy, following coal, exploration and production, and mining equipment companies. Shawn is president and Investment Advisory Committee Chair of the New Era Fund and vice president and Investment Advisory Committee member of the New America Growth, Growth & Income, Growth Stock, Blue Chip Growth, Mid-Cap Growth, Real Assets, and U.S. Large-Cap Core Funds and vice president of T. Rowe Price International Funds, Inc. Prior to joining the firm in 2006, he was employed by MTB Investment Advisors as an equity research analyst. Shawn was also employed by MPower Communications as an information technology project manager. He earned a BA in economics and mathematics from the University of Rochester and an MBA in finance and global business from New York University, Leonard N. Stern School of Business.
AST Templeton Global Bond Portfolio
The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Portfolio are Michael Hasenstab, PhD and Christine Zhu.
Michael Hasenstab, PhD, is executive vice president and chief investment officer for Templeton Global Macro, which conducts in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Templeton Global Macro offers global, unconstrained investment strategies through a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds.
Dr. Hasenstab is a portfolio manager for a number of funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund. In addition, Dr. Hasenstab is economic advisor to the CEO of Franklin Resources, Inc., providing his perspective and insight through the lens of Templeton Global Macro.
Dr. Hasenstab has won numerous awards globally, including being named Morningstar's Fixed Income Manager of the Year in Canada in 2013 and in the US in 2010. He was recognized as one of the most influential fund managers by Investment News in 2010. Bloomberg Markets named him Top Global Bond Fund Manager in 2010 and Top US and Global Bond Fund Manager in 2009. Additionally, he was named Global Bond Manager of the Year by Investment Week in 2008, 2010 and 2011, and also Best Global Manager by Standard & Poor's BusinessWeek in 2006.
Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (PhD) degree, he rejoined the company in April 2001. He has worked and traveled extensively abroad, with a special focus on Asia.
Dr. Hasenstab holds a PhD in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a BA in international relations/political economy from Carleton College in the United States.
Christine Zhu is a portfolio manager and quantitative research analyst for Templeton Global Macro Group. Ms. Zhu joined Franklin Templeton in 2007, initially in the Portfolio Analysis and Investment Risk team as a senior consultant. In 2010, she joined the global macro group with focuses on portfolio construction, derivatives/quantitative strategies in global market, and risk management.
Prior to joining Franklin Templeton, Ms. Zhu was a senior associate at MSCI Barra where her experience included fixed income analytics and risk exposure calculation. She also worked in the technology department at Oracle and at China Construction Bank.

Ms. Zhu holds an MBA with investment focus from the University of California at Berkeley, and earned her MS in computer science and engineering from the University of Notre Dame. She is fluent in mandarin Chinese.
AST WEDGE Capital Mid-Cap Value Portfolio
Brian J. Pratt, John G. Norman and Caldwell Calame are responsible for the day-to-day management of the Portfolio.
Brian J. Pratt, CFA, General Partner and Lead Analyst, is responsible for equity research on companies with market capitalizations between $1 and $20 billion. Prior to joining WEDGE in 2007, Brian worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes. Brian received his Bachelor of Arts degree in Economics and Philosophy from Vanderbilt University and his Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Brian is a member of the firm’s Investment Policy Committee.
John G. Norman, General Partner, has twenty-four years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004, Mr. Norman was a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration—Finance from The College of William and Mary.
Caldwell Calame, CFA, Executive Vice President, has twenty-two years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2007, Mr. Calame was a Director and Institutional Relationship Manager at Columbia Management, the asset management group of Bank of America. He was formerly associated with Bank of America in multiple groups including Banc of America Capital Management and Banc of America Investor Services. Mr. Calame received his Bachelor of Arts degree in Psychology at The University of the South at Sewanee. He also received his Masters of Business Administration degree at Wake Forest University, the Babcock Graduate School of Management.
AST Wellington Management Hedged Equity Portfolio
The Portfolio is managed by Kent Stahl and Gregg Thomas.
Kent M. Stahl, CFA Senior Managing Director and Director of Investment Strategy and Risk of Wellington Management, serves as the Portfolio Manager of the Portfolio. Mr. Stahl joined Wellington Management as an investment professional in 1998.
Gregg R. Thomas, CFA, Senior Managing Director and Associate Director, Investment Strategy and Risk of Wellington Management, is involved in portfolio management and securities analysis for the Portfolio. Mr. Thomas joined Wellington Management in 2002 and has been an investment professional since 2004.
AST Western Asset Core Plus Bond Portfolio
The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Chief Investment Officer S. Kenneth Leech and Portfolio Managers Michael C. Buchanan, Carl L. Eichstaedt, Chia-Liang Lian, Mark S. Lindbloom and Julien A. Scholnick serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests.
As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.
S. Kenneth Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Chief Investment Officer since March 2014.  Prior to that time, Mr. Leech served as a portfolio manager, Co-Chief Investment Officer and CIO Emeritus at Western Asset.

Michael C. Buchanan is a graduate of Brown University. Prior to joining Western Asset in 2005, Mr. Buchanan previously served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management. Mr. Buchanan also holds the Chartered Financial Analyst designation.
Carl L. Eichstaedt received an MBA from the Kellogg Graduate School of Management at Northwestern University and a Bachelor of Science from the University of Illinois. Prior to joining Western Asset in 1994, Mr. Eichstaedt formerly worked as a Portfolio Manager at Harris Investment Management. Mr. Eichstaedt also holds the Chartered Financial Analyst designation.
Mark S. Lindbloom received an MBA from Pace University and a Bachelor of Science from Rider University. Prior to joining Western Asset in 2005, Mr. Lindbloom was a Portfolio Manager at Citi-group Asset Management.
Chia-Liang Lian is currently Head of Emerging Markets Debt as of May 2015 at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.
Julien A. Scholnick is a Portfolio Manager with Western Asset, and has over 19 years of experience. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners, and as a Senior Analyst with Arthur Andersen, LLP. Mr. Scholnick holds a Bachelor of Arts degree from the University of California, Los Angeles, and an MBA from Cornell University. He also holds the Chartered Financial Analyst designation.
AST Western Asset Emerging Markets Debt Portfolio
The portfolio managers responsible for management of the Portfolio are S. Kenneth Leech, Gordon S. Brown, Chia-Liang Lian and Kevin J. Ritter.
S. Kenneth Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Chief Investment Officer since March 2014. Prior to that time, Mr. Leech served as a portfolio manager, Co-Chief Investment Officer and CIO Emeritus at Western Asset.
Gordon S. Brown received an MSc in Investment Analysis from the University of Stirling, an MSc in Business Economics from the University of Strathclyde, and an MA in Economic Science from the University of Aberdeen. Prior to joining Western Asset Management Limited in 2011, Mr. Brown was a Senior Investment Manager, Emerging Market Rates and Currencies. Mr. Brown is an Associate Member of the UK Society of Investment Professionals.
Chia-Liang Lian is currently Head of Emerging Markets Debt as of May 2015 at Western Asset. Mr. Lian has 21 years of investment experience, having joined the Firm in 2011 after approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch, and four years at the Monetary Authority of Singapore (MAS) as a senior economist responsible for formulating exchange rate policy. Under his leadership, Western Asset received Benchmark Magazine’s Best-In-Class House Award in Asia Fixed Income in 2012. Mr. Lian holds the Chartered Financial Analyst designation and has an undergraduate degree in Economics from the National University of Singapore where he graduated as part of the MAS scholars program.
Kevin J. Ritter is Portfolio Manager for Western Asset. Mr. Ritter re-joined Western Asset in 2006 after serving as the Emerging Markets Trader at Payden & Rygel from 2004 to 2005. He started his career in emerging markets in 1998, playing various roles in the capital markets groups at Dresdner Kleinwort Wasserstein LLC and ING Barings LLC.

Before joining Western Asset in 2003 as a Portfolio Analyst, Mr. Ritter worked as a Spring Associate at FH International Financial Services, Inc. Mr. Ritter is a graduate of Dartmouth College, where he majored in political science. He is also a CFA charter holder.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
The way to invest in is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2016, 2017, 2018, 2019, 2020, 2021 2022, 2023, 2024, 2025, 2026 and 2027 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.
An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PGIM Real Estate may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PGIM Real Estate for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PGIM Real Estate include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PGIM Real Estate will immediately come to the attention of PGIM Real Estate.
Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. In addition, no 12b-1 fee is charged for the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Trust. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the periods in the five years ended December 31 are derived from each Portfolio’s financial statements, which were audited by KPMG LLP, the Trust's independent registered public accounting firm, whose reports thereon were unqualified.
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.05	$12.57	$11.43	$10.27	$10.61
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	0.02	–(d)	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.41)	0.46	1.14	1.18	(0.39)
Total from investment operations	(0.42)	0.48	1.14	1.28	(0.28)
Less Distributions:	–	–	–	(0.12)	(0.06)
Net Asset Value, end of year	$12.63	$13.05	$12.57	$11.43	$10.27
Total Return(a)	(3.22)%	3.82%	9.97%	12.57%	(2.66)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,799.8	$7,320.2	$7,926.8	$7,588.6	$5,973.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%(e)	0.83%(e)	0.86%(e)	0.91%(e)	0.77%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%(e)	0.83%(e)	0.86%(e)	0.92%(e)	0.85%(e)
Net investment income (loss)	(0.04)%	0.09%	(0.03)%	0.87%	1.03%
Portfolio turnover rate	71%	65%	72%	102%	106%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) Includes dividend expense and broker fees and expenses on short sales of 0.05%, 0.06%, 0.09%, 0.14%, and 0.06% for the years ended December 31, 2015, 2014, 2013, 2012, and 2011 respectively.

AST ADVANCED STRATEGIES PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.94	$14.08	$12.08	$10.84	$10.93
Income (Loss) From Investment Operations:
Net investment income	0.19	0.18	0.14	0.18	0.17
Net realized and unrealized gain (loss) on investments	(0.08)	0.68	1.86	1.28	(0.16)
Total from investment operations	0.11	0.86	2.00	1.46	0.01
Less Distributions:	–	–	–	(0.22)	(0.10)
Net Asset Value, end of year	$15.05	$14.94	$14.08	$12.08	$10.84
Total Return(a)	0.74%	6.11%	16.56%	13.65%	0.11%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,472.7	$8,895.8	$8,426.2	$6,350.6	$3,784.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.89%	0.90%	0.93%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.92%	0.93%	0.98%	0.99%
Net investment income	1.28%	1.25%	1.10%	1.54%	1.74%
Portfolio turnover rate	138%	140%	148%	172%	221%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.92	$10.24	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	(1.64)	(0.44)	0.11
Total from investment operations	(1.54)	(0.32)	0.24
Net Asset Value, end of period	$8.38	$9.92	$10.24
Total Return(a)	(15.52)%	(3.13)%	2.40%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$158.9	$263.8	$174.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.37%	1.35%	1.40%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.37%	1.35%	1.40%(e)
Net investment income	1.04%	1.16%	1.31%(e)
Portfolio turnover rate	59%	69%	109%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST AQR LARGE-CAP PORTFOLIO
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.32	$11.77	$10.00
Income From Investment Operations:
Net investment income	0.20	0.17	0.09
Net realized and unrealized gain on investments	0.03	1.38	1.68
Total from investment operations	0.23	1.55	1.77
Net Asset Value, end of period	$13.55	$13.32	$11.77
Total Return(a)	1.73%	13.17%	17.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,912.3	$2,791.3	$2,615.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.58%	0.61%	0.69%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%	0.83%(e)
Net investment income	1.46%	1.25%	1.24%(e)
Portfolio turnover rate	81%	61%	42%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the year.
(e) Annualized.
(f) Not annualized.

AST BALANCED ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.70	$13.80	$11.73	$10.91	$11.11
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.09	0.92	2.09	1.21	(0.25)
Total from investment operations	0.07	0.90	2.07	1.32	(0.13)
Less Distributions:	–	–	–	(0.50)	(0.07)
Net Asset Value, end of year	$14.77	$14.70	$13.80	$11.73	$10.91
Total Return(a)	0.48%	6.52%	17.65%	12.48%	(1.22)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,497.4	$11,009.6	$10,590.7	$8,712.2	$6,447.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.15%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.14)%	(0.14)%	(0.15)%	1.06%	1.06%
Portfolio turnover rate	25%	16%	47%	38%	71%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
	Year Ended December 31,				April 29, 2011(c) through December 31, 2011
	2015(d)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.00	$11.45	$10.32	$9.27	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.09	0.10	0.06
Net realized and unrealized gain (loss) on investments	(0.49)	0.43	1.04	1.00	(0.79)
Total from investment operations	(0.36)	0.55	1.13	1.10	(0.73)
Less Distributions:	–	–	–	(0.05)	–
Net Asset Value, end of period	$11.64	$12.00	$11.45	$10.32	$9.27
Total Return(a)	(3.00)%	4.80%	10.95%	11.90%	(7.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,221.5	$2,325.9	$2,207.7	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.11%	1.10%	1.10%	1.08%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.11%	1.13%	1.15%(e)
Net investment income	1.05%	1.01%	0.98%	1.26%	1.10%(e)
Portfolio turnover rate	253%	266%	380%	550%	314%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST BLACKROCK ISHARES ETF PORTFOLIO
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013(d)
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.00	$10.62	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.17	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.14)	0.20	0.48
Total from investment operations	0.03	0.38	0.62
Net Asset Value, end of period	$11.03	$11.00	$10.62
Total Return(a)	0.27%	3.58%	6.20%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$304.3	$232.9	$114.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.81%	0.84%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.06%	1.26%(e)
Net investment income	1.56%	1.63%	1.99%(e)
Portfolio turnover rate	60%	40%	36%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST BLACKROCK LOW DURATION BOND PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.34	$10.35	$10.58	$10.55	$10.58
Income (Loss) From Investment Operations:
Net investment income	0.09	0.15	0.13	0.10	0.14
Net realized and unrealized gain (loss) on investments	(0.04)	(0.16)	(0.36)	0.38	0.11
Total from investment operations	0.05	(0.01)	(0.23)	0.48	0.25
Less Distributions:	–	–	–	(0.45)	(0.28)
Net Asset Value, end of year	$10.39	$10.34	$10.35	$10.58	$10.55
Total Return(a)	0.48%	(0.10)%	(2.17)%	4.60%	2.34%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$863.1	$918.7	$1,052.5	$1,178.0	$1,026.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.77%	0.76%	0.76%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	0.77%	0.77%	0.76%	0.78%	0.78%
Net investment income	0.87%	1.48%	1.09%	0.95%	1.34%
Portfolio turnover rate	389%	278%	85%	297%	575%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.81	$12.29	$12.52	$11.91	$12.16
Income (Loss) From Investment Operations:
Net investment income	0.31	0.22	0.18	0.25	0.26
Net realized and unrealized gain (loss) on investments	(0.58)	0.30	(0.41)	0.84	0.13
Total from investment operations	(0.27)	0.52	(0.23)	1.09	0.39
Less Distributions:	–	–	–	(0.48)	(0.64)
Net Asset Value, end of year	$12.54	$12.81	$12.29	$12.52	$11.91
Total Return(a)	(2.11)%	4.23%	(1.84)%	9.32%	3.18%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,773.4	$4,050.1	$7,045.8	$8,159.5	$6,925.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.71%	0.73%	0.72%	0.73%(d)	0.74%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.75%	0.73%	0.73%	0.77%(d)	0.77%(d)
Net investment income	2.41%	1.75%	1.46%	2.06%	2.14%
Portfolio turnover rate	570%	280%	348%	482%	755%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

AST BOND PORTFOLIO 2016
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$8.70	$8.66	$8.71	$8.48	$10.56
Income (Loss) From Investment Operations:
Net investment income	0.06	0.12	0.10(d)	0.06(d)	0.07(d)
Net realized and unrealized gain (loss) on investments	(0.08)	(0.08)	(0.15)(e)	0.28(e)	0.79(e)
Total from investment operations	(0.02)	0.04	(0.05)	0.34	0.86
Less Distributions:	–	–	–	(0.11)	(2.94)
Net Asset Value, end of year	$8.68	$8.70	$8.66	$8.71	$8.48
Total Return(a)	(0.23)%	0.46%	(0.57)%	4.17%	9.64%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.1	$9.6	$15.0	$49.3	$104.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.99%	0.99%	0.96%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	1.37%	2.23%	1.22%	0.96%	0.98%
Net investment income	0.68%	1.34%	1.15%(f)	0.72%(f)	0.74%(f)
Portfolio turnover rate(g)	203%	115%	409%	355%	368%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.06, $0.05 and $0.04, respectively.
(e) Revised for 2013, 2012 and 2011. Previously $(0.11), $0.29 and $0.82, respectively.
(f) Revised for 2013, 2012 and 2011. Previously 0.73%, 0.53% and 0.42%, respectively.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST BOND PORTFOLIO 2017
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.07	$11.90	$12.15	$11.61	$10.96
Income (Loss) From Investment Operations:
Net investment income	0.10	0.13	0.09(d)	0.06(d)	0.08(d)
Net realized and unrealized gain (loss) on investments	(0.08)	0.04	(0.34)(e)	0.53(e)	1.13(e)
Total from investment operations	0.02	0.17	(0.25)	0.59	1.21
Less Distributions:	–	–	–	(0.05)	(0.56)
Net Asset Value, end of year	$12.09	$12.07	$11.90	$12.15	$11.61
Total Return(a)	0.17%	1.43%	(2.06)%	5.12%	11.41%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$114.9	$111.2	$161.8	$355.6	$508.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.87%	0.80%	0.78%	0.80%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.87%	0.80%	0.79%	0.80%
Net investment income	0.83%	1.09%	0.75%(f)	0.53%(f)	0.71%(f)
Portfolio turnover rate(g)	140%	136%	269%	422%	462%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.12, $0.08 and $0.09, respectively.
(e) Revised for 2013, 2012 and 2011. Previously $(0.37), $0.51 and $1.12, respectively.
(f) Revised for 2013, 2012 and 2011. Previously 0.97%, 0.72% and 0.76%, respectively.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST BOND PORTFOLIO 2018
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.34	$12.02	$12.41	$11.85	$11.91
Income (Loss) From Investment Operations:
Net investment income	0.10	0.13	0.10(d)	0.07(d)	0.08(d)
Net realized and unrealized gain (loss) on investments	–(e)	0.19	(0.49)(f)	0.60(f)	1.40(f)
Total from investment operations	0.10	0.32	(0.39)	0.67	1.48
Less Distributions:	–	–	–	(0.11)	(1.54)
Net Asset Value, end of year	$12.44	$12.34	$12.02	$12.41	$11.85
Total Return(a)	0.81%	2.66%	(3.14)%	5.72%	13.58%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$141.2	$167.8	$248.7	$515.6	$682.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.83%	0.78%	0.77%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.83%	0.79%	0.78%	0.78%
Net investment income	0.80%	1.09%	0.83%(g)	0.55%(g)	0.70%(g)
Portfolio turnover rate(h)	90%	111%	311%	417%	495%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.12, $0.09 and $0.09, respectively.
(e) Less than $0.005 per share.
(f) Revised for 2013, 2012 and 2011. Previously $(0.51), $0.58 and $1.39, respectively.
(g) Revised for 2013, 2012 and 2011. Previously 1.02%, 0.71% and 0.75%, respectively.
(h) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST BOND PORTFOLIO 2019
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.27	$9.85	$10.35	$11.08	$11.86
Income (Loss) From Investment Operations:
Net investment income	0.03	0.09	0.06(d)	0.06(d)	0.19(d)
Net realized and unrealized gain (loss) on investments	0.08	0.33	(0.56)(e)	0.56(e)	1.44(e)
Total from investment operations	0.11	0.42	(0.50)	0.62	1.63
Less Distributions:	–	–	–	(1.35)	(2.41)
Net Asset Value, end of year	$10.38	$10.27	$9.85	$10.35	$11.08
Total Return(a)	1.07%	4.26%	(4.83)%	5.86%	15.97%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$69.4	$74.3	$116.5	$199.0	$56.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.94%	0.84%	0.89%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.94%	0.84%	0.89%	0.95%
Net investment income	0.26%	0.86%	0.60%(f)	0.55%(f)	1.75%(f)
Portfolio turnover rate(g)	153%	153%	351%	552%	252%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.08, $0.07 and $0.16, respectively.
(e) Revised for 2013, 2012 and 2011. Previously $(0.58), $0.55 and $1.47, respectively.
(f) Revised for 2013, 2012 and 2011. Previously 0.79%, 0.65% and 1.44%, respectively.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST BOND PORTFOLIO 2020
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.55	$6.17	$6.60	$10.26	$10.01
Income (Loss) From Investment Operations:
Net investment income	0.04	0.07	0.03(d)	0.11(d)	0.18(d)
Net realized and unrealized gain (loss) on investments	0.06	0.31	(0.46)(e)	0.43(e)	1.51(e)
Total from investment operations	0.10	0.38	(0.43)	0.54	1.69
Less Distributions:	–	–	–	(4.20)	(1.44)
Net Asset Value, end of year	$6.65	$6.55	$6.17	$6.60	$10.26
Total Return(a)	1.53%	6.16%	(6.52)%	6.32%	18.67%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$156.5	$163.7	$238.5	$3.7	$24.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.84%	0.85%	1.00%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.84%	0.85%	2.38%	0.96%
Net investment income	0.54%	1.08%	0.47%(f)	1.30%(f)	1.79%(f)
Portfolio turnover rate(g)	157%	214%	415%	470%	306%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.06, $0.10 and $0.12, respectively.
(e) Revised for 2013, 2012 and 2011. Previously $(0.49), $0.44 and $1.57, respectively.
(f) Revised for 2013, 2012, and 2011. Previously 0.94%, 1.17% and 1.26%, respectively.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST BOND PORTFOLIO 2021
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$14.02	$13.01	$14.00	$13.47	$11.21
Income (Loss) From Investment Operations:
Net investment income	0.14	0.20	0.17(d)	0.14(d)	0.12(d)
Net realized and unrealized gain (loss) on investments	0.11	0.81	(1.16)(e)	0.77(e)	2.15(e)
Total from investment operations	0.25	1.01	(0.99)	0.91	2.27
Less Distributions:	–	–	–	(0.38)	(0.01)
Net Asset Value, end of year	$14.27	$14.02	$13.01	$14.00	$13.47
Total Return(a)	1.78%	7.76%	(7.07)%	6.80%	20.30%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$272.2	$268.0	$111.6	$381.2	$652.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.83%	0.82%	0.77%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	0.80%	0.83%	0.82%	0.78%	0.78%
Net investment income	0.97%	1.43%	1.26%(f)	1.03%(f)	0.96%(f)
Portfolio turnover rate(g)	169%	281%	341%	383%	428%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.15, $0.12 and $0.10, respectively.
(e) Revised for 2013, 2012 and 2011. Previously $(1.14), $0.79 and $2.17, respectively.
(f) Revised for 2013, 2012 and 2011. Previously 1.13%, 0.91% and 0.83%, respectively.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST BOND PORTFOLIO 2022
	Year Ended December 31,				January 3, 2011(c) through December 31, 2011
	2015(d)	2014(d)	2013(d)	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.88	$11.67	$12.93	$12.24	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.11	0.15	0.11(e)	0.05(e)	0.01(e)
Net realized and unrealized gain (loss) on investments	0.16	1.06	(1.37)(f)	0.67(f)	2.23(f)
Total from investment operations	0.27	1.21	(1.26)	0.72	2.24
Less Distributions:	–	–	–	(0.03)	–
Net Asset Value, end of period	$13.15	$12.88	$11.67	$12.93	$12.24
Total Return(a)	2.10%	10.37%	(9.74)%	5.85%	22.40%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$195.1	$78.3	$109.7	$452.9	$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.93%	0.81%	0.78%	0.90%(g)
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.93%	0.81%	0.78%	0.90%(g)
Net investment income	0.85%	1.22%	0.87%(h)	0.44%(h)	0.09%(g)(h)
Portfolio turnover rate(i)	178%	325%	404%	420%	585%(j)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Revised for 2013, 2012 and 2011. Previously $0.15, $0.08 and $0.01, respectively.
(f) Revised for 2013, 2012 and 2011. Previously $(1.41), $0.64 and $2.23, respectively.
(g) Annualized.
(h) Revised for 2013, 2012 and 2011. Previously 1.17%, 0.63% and 0.13%, respectively.
(i) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j) Not annualized.

AST BOND PORTFOLIO 2023
	Year Ended December 31,			January 3, 2012 through December 31, 2012(c)
	2015	2014	2013
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.70	$9.51	$10.59	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	–(e)	0.12	0.08(f)	(0.03)(f)
Net realized and unrealized gain (loss) on investments	0.31	1.07	(1.16)(g)	0.62(g)
Total from investment operations	0.31	1.19	(1.08)	0.59
Net Asset Value, end of period	$11.01	$10.70	$9.51	$10.59
Total Return(a)	2.90%	12.51%	(10.20)%	5.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$37.3	$244.9	$586.6	$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%	0.78%	0.77%	1.00%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.79%	0.78%	1.07%(h)
Net investment income (loss)	0.04%	1.18%	0.83%	(0.31)%(h)(i)
Portfolio turnover rate(j)	323%	132%	434%	537%(k)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the year.
(e) Less than $0.005 per share.
(f) Revised for 2013 and 2012. Previously $0.10 and $(0.02), respectively.
(g) Revised for 2013 and 2012. Previously $(1.18) and $0.61, respectively.
(h) Annualized.
(i) Revised for 2013 and 2012. Previously 1.00% and (0.18)%, respectively.
(j) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(k) Not annualized.

AST BOND PORTFOLIO 2024
	Year Ended December 31,		January 2, 2013(c) through December 31, 2013
	2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.21	$8.91	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.02	0.11	0.07
Net realized and unrealized gain (loss) on investments	0.26	1.19	(1.16)
Total from investment operations	0.28	1.30	(1.09)
Net Asset Value, end of period	$10.49	$10.21	$8.91
Total Return(a)	2.74%	14.59%	(10.90)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.1	$208.3	$259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.82%	0.82%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.05%	0.82%	0.82%(e)
Net investment income.	0.22%	1.14%	0.82%(e)(f)
Portfolio turnover rate(g)	270%	165%	462%(h)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Revised for 2013. Previously 1.10%.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h) Not annualized.

AST BOND PORTFOLIO 2025
	Year Ended December 31, 2015	January 2, 2014(c) through December 31, 2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.51	$10.00
Income From Investment Operations:
Net investment income	0.14	0.11
Net realized and unrealized gain on investments	0.09	1.40
Total from investment operations	0.23	1.51
Net Asset Value, end of period	$11.74	$11.51
Total Return(a)	2.00%	15.10%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$567.5	$106.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.99%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.77%	1.11%(e)
Net investment income	1.19%	1.04%(e)
Portfolio turnover rate(f)	313%	325%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST BOND PORTFOLIO 2026
January 2, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income From Investment Operations:
Net investment income	0.10
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.12
Net Asset Value, end of period	$10.12
Total Return(a)	1.20%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$115.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.91%(e)
Net investment income	1.03%(e)
Portfolio turnover rate(f)	283%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g) Not annualized.

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.26	$16.56	$12.60	$11.19	$11.96
Income (Loss) From Investment Operations:
Net investment income	0.19	0.12	0.09	0.09	0.05
Net realized and unrealized gain (loss) on investments	(1.07)	1.58	3.87	1.38	(0.75)
Total from investment operations	(0.88)	1.70	3.96	1.47	(0.70)
Less Distributions:	–	–	–	(0.06)	(0.07)
Net Asset Value, end of year	$17.38	$18.26	$16.56	$12.60	$11.19
Total Return(a)	(4.82)%	10.27%	31.43%	13.24%	(5.87)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$754.3	$696.1	$658.6	$1,437.8	$783.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.81%	0.83%	0.85%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.86%	0.85%	0.87%	0.87%
Net investment income	1.07%	0.72%	0.65%	0.99%	0.49%
Portfolio turnover rate	55%	112%	47%	49%	107%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.99	$14.01	$11.42	$10.14	$10.44
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	(0.03)	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.10	1.00	2.62	1.29	(0.35)
Total from investment operations	0.08	0.98	2.59	1.38	(0.25)
Less Distributions:	–	–	–	(0.10)	(0.05)
Net Asset Value, end of year	$15.07	$14.99	$14.01	$11.42	$10.14
Total Return(a)	0.53%	7.00%	22.68%	13.73%	(2.43)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,583.3	$12,999.8	$12,055.0	$8,807.9	$6,556.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.15%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.14)%	(0.14)%	(0.15)%	0.86%	0.85%
Portfolio turnover rate	23%	13%	57%	51%	69%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.44	$11.83	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.22	0.22	0.17
Net realized and unrealized gain (loss) on investments	(0.70)	1.39	1.66
Total from investment operations	(0.48)	1.61	1.83
Net Asset Value, end of period	$12.96	$13.44	$11.83
Total Return(a)	(3.57)%	13.61%	18.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$731.7	$1,554.6	$1,396.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.83%	0.87%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.94%	0.94%(e)
Net investment income	1.65%	1.69%	1.72%(e)
Portfolio turnover rate	17%	17%	15%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the year.
(e) Annualized.
(f) Not annualized.

AST COHEN & STEERS REALTY PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.91	$7.57	$7.34	$6.46	$6.10
Income (Loss) From Investment Operations:
Net investment income	0.12	0.14	0.03	0.02	0.09
Net realized and unrealized gain on investments	0.36	2.20	0.20	0.97	0.31
Total from investment operations	0.48	2.34	0.23	0.99	0.40
Less Distributions:	–	–	–	(0.11)	(0.04)
Capital Contributions(d):	–	–	–	–	–(e)
Net Asset Value, end of year	$10.39	$9.91	$7.57	$7.34	$6.46
Total Return(a)	4.84%	30.91%	3.13%	15.35%	6.59%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$759.1	$857.4	$677.5	$632.9	$531.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.00%	1.04%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.11%	1.13%	1.14%
Net investment income	1.14%	1.46%	0.45%	0.13%	1.39%
Portfolio turnover rate	59%	48%	77%	103%	119%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013(d)
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.31	$9.80	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	–	0.52	(0.18)
Total from investment operations	(0.02)	0.51	(0.20)
Net Asset Value, end of period	$10.29	$10.31	$9.80
Total Return(a)	(0.19)%	5.20%	(2.00)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$400.6	$254.9	$129.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.19%	0.21%	0.37%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.19%	0.21%	0.37%(e)
Net investment loss	(0.19)%	(0.21)%	(0.37)%(e)
Portfolio turnover rate	56%	55%	38%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.11	$11.74	$10.23	$9.46	$9.76
Income (Loss) From Investment Operations:
Net investment income	0.16	0.20	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.04)	0.17	1.33	0.77	(0.35)
Total from investment operations	0.12	0.37	1.51	0.99	(0.14)
Less Distributions:	–	–	–	(0.22)	(0.16)
Net Asset Value, end of year	$12.23	$12.11	$11.74	$10.23	$9.46
Total Return(a)	0.99%	3.15%	14.76%	10.64%	(1.51)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,819.7	$4,929.2	$5,030.0	$4,112.7	$2,784.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.82%	0.89%	0.93%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.94%	0.93%	0.97%	0.98%
Net investment income	1.31%	1.45%	1.79%	2.23%	2.33%
Portfolio turnover rate	125%	241%	69%	94%	130%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST GLOBAL REAL ESTATE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.21	$9.84	$9.43	$7.57	$8.13
Income (Loss) From Investment Operations:
Net investment income	0.16	0.19	0.12	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.17)	1.18	0.29	1.86	(0.56)
Total from investment operations	(0.01)	1.37	0.41	2.00	(0.40)
Less Distributions:	–	–	–	(0.14)	(0.16)
Net Asset Value, end of year	$11.20	$11.21	$9.84	$9.43	$7.57
Total Return(a)	(0.09)%	13.92%	4.35%	26.81%	(5.04)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$535.7	$654.4	$595.3	$548.1	$321.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.13%	1.14%	1.16%	1.18%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.13%	1.14%	1.17%	1.18%
Net investment income	1.44%	1.62%	1.21%	1.66%	2.00%
Portfolio turnover rate	69%	57%	41%	39%	55%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.62	$23.53	$17.62	$14.91	$15.93
Income (Loss) From Investment Operations:
Net investment income	0.33	0.27	0.24	0.19	0.20
Net realized and unrealized gain (loss) on investments	(1.56)	2.82	5.67	2.72	(1.07)
Total from investment operations	(1.23)	3.09	5.91	2.91	(0.87)
Less Distributions:	–	–	–	(0.20)	(0.15)
Net Asset Value, end of year	$25.39	$26.62	$23.53	$17.62	$14.91
Total Return(a)	(4.62)%	13.13%	33.54%	19.67%	(5.52)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,124.9	$1,732.7	$1,652.2	$1,455.3	$1,185.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.83%	0.84%	0.84%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.84%	0.85%	0.87%	0.87%
Net investment income	1.24%	1.09%	1.05%	1.13%	1.38%
Portfolio turnover rate	113%	74%	111%	136%	188%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.74	$6.94	$5.25	$5.01	$5.44
Income (Loss) From Investment Operations:
Net investment loss	(0.02)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.42)	0.82	1.72	0.93	(0.14)
Total from investment operations	(0.44)	0.80	1.69	0.92	(0.15)
Less Distributions:	–	–	–	(0.68)	(0.28)
Net Asset Value, end of year	$7.30	$7.74	$6.94	$5.25	$5.01
Total Return(a)	(5.68)%	11.53%	32.19%	19.62%	(2.98)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,330.1	$712.6	$638.2	$563.0	$411.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.07%	1.12%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.11%	1.12%	1.13%	1.13%
Net investment loss	(0.29)%	(0.25)%	(0.24)%	(0.10)%	(0.25)%
Portfolio turnover rate	128%	71%	51%	78%	85%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.10	$11.63	$10.59	$9.96	$10.55
Income (Loss) From Investment Operations:
Net investment income	0.14	0.14	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	(0.25)	0.33	0.97	0.93	(0.12)
Total from investment operations	(0.11)	0.47	1.04	0.99	(0.05)
Less Distributions:	–	–	–	(0.36)	(0.54)
Net Asset Value, end of year	$11.99	$12.10	$11.63	$10.59	$9.96
Total Return(a)	(0.91)%	4.04%	9.82%	10.13%	(0.51)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,665.8	$3,000.0	$2,930.5	$2,613.2	$1,820.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.86%	0.69%	0.23%	0.25%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.07%	0.84%	0.31%	0.32%
Net investment income	1.16%	1.17%	0.66%	0.68%	0.73%
Portfolio turnover rate(d)	253%	218%	339%	37%	105%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.02	$16.81	$12.11	$10.53	$10.44
Income (Loss) From Investment Operations:
Net investment income	0.11	0.10	0.08	0.17	0.05
Net realized and unrealized gain (loss) on investments	(1.10)	1.11	4.62	1.47	0.08
Total from investment operations	(0.99)	1.21	4.70	1.64	0.13
Less Distributions:	–	–	–	(0.06)	(0.05)
Capital Contributions(d):	–	–	–	–	0.01
Net Asset Value, end of year	$17.03	$18.02	$16.81	$12.11	$10.53
Total Return(a)	(5.49)%	7.20%	38.81%	15.69%	1.30%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$800.7	$924.0	$877.5	$590.9	$357.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.05%	1.06%	1.08%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.05%	1.06%	1.09%	1.10%
Net investment income	0.60%	0.55%	0.64%	1.47%	0.69%
Portfolio turnover rate	47%	48%	75%	87%	105%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

AST HERNDON LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.03	$12.83	$9.53	$8.51	$8.61
Income (Loss) From Investment Operations:
Net investment income	0.16	0.16	0.13	0.12	0.10
Net realized and unrealized gain (loss) on investments	(0.95)	0.04	3.17	1.01	(0.14)
Total from investment operations	(0.79)	0.20	3.30	1.13	(0.04)
Less Distributions:	–	–	–	(0.11)	(0.06)
Net Asset Value, end of year	$12.24	$13.03	$12.83	$9.53	$8.51
Total Return(a)	(6.06)%	1.56%	34.63%	13.40%	(0.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$708.5	$827.4	$855.6	$936.1	$1,694.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.86%	0.94%	0.94%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.95%	0.95%	0.97%	0.97%	0.97%
Net investment income	1.27%	1.22%	1.18%	1.34%	1.22%
Portfolio turnover rate	63%	62%	138%	123%	124%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST HIGH YIELD PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.42	$8.21	$7.66	$7.21	$7.43
Income (Loss) From Investment Operations:
Net investment income	0.48	0.49	0.48	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.78)	(0.28)	0.07	0.46	(0.28)
Total from investment operations	(0.30)	0.21	0.55	0.95	0.24
Less Distributions:	–	–	–	(0.50)	(0.46)
Net Asset Value, end of year	$8.12	$8.42	$8.21	$7.66	$7.21
Total Return(a)	(3.56)%	2.56%	7.18%	13.88%	3.17%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.4	$1,169.9	$1,563.5	$1,605.7	$1,337.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.79%	0.76%	0.82%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.86%	0.86%	0.88%	0.88%
Net investment income	5.63%	5.74%	6.07%	6.47%	6.71%
Portfolio turnover rate	49%	52%	63%	64%	93%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (FORMERLY, AST LARGE-CAP VALUE PORTFOLIO)
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.59	$19.86	$14.20	$12.60	$13.32
Income (Loss) From Investment Operations:
Net investment income	0.35	0.62	0.27	0.25	0.22
Net realized and unrealized gain (loss) on investments	(2.11)	2.11	5.39	1.82	(0.77)
Total from investment operations	(1.76)	2.73	5.66	2.07	(0.55)
Less Distributions:	–	–	–	(0.47)	(0.17)
Capital Contributions(d):	–	–	–	–	–(e)
Net Asset Value, end of year	$20.83	$22.59	$19.86	$14.20	$12.60
Total Return(a)	(7.79)%	13.75%	39.86%	16.89%	(4.19)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,489.4	$1,402.8	$1,309.7	$1,867.9	$2,620.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.84%	0.79%	0.77%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.84%	0.84%	0.87%	0.87%
Net investment income	1.56%	2.95%	1.59%	1.89%	1.69%
Portfolio turnover rate	48%	43%	36%	113%	71%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST INTERNATIONAL GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.34	$14.12	$11.86	$9.98	$11.53
Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.33	(0.87)	2.19	1.86	(1.59)
Total from investment operations	0.42	(0.78)	2.26	2.00	(1.48)
Less Distributions:	–	–	–	(0.13)	(0.07)
Capital Contributions(d):	–	–	–	0.01	–(e)
Net Asset Value, end of year	$13.76	$13.34	$14.12	$11.86	$9.98
Total Return(a)	3.15%	(5.52)%	19.06%	20.37%	(12.92)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,223.8	$2,721.7	$2,857.8	$2,545.7	$2,237.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	1.08%	1.11%	1.06%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.10%	1.12%	1.16%	1.15%
Net investment income	0.64%	0.66%	0.52%	1.19%	1.01%
Portfolio turnover rate	50%	56%	115%	136%	151%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal years ended December 31, 2011 and 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST INTERNATIONAL VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.12	$18.35	$15.36	$13.54	$15.68
Income (Loss) From Investment Operations:
Net investment income	0.35	0.36	0.29	0.33	0.36
Net realized and unrealized gain (loss) on investments	(0.21)	(1.59)	2.70	1.86	(2.30)
Total from investment operations	0.14	(1.23)	2.99	2.19	(1.94)
Less Distributions:	–	–	–	(0.37)	(0.20)
Capital Contributions(d):	–	–	–	–(e)	–
Net Asset Value, end of year	$17.26	$17.12	$18.35	$15.36	$13.54
Total Return(a)	0.82%	(6.70)%	19.47%	16.68%	(12.55)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,029.2	$2,436.4	$2,544.4	$2,239.6	$1,648.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.10%	1.11%	1.13%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.10%	1.11%	1.16%	1.15%
Net investment income	1.96%	2.10%	1.76%	2.28%	2.35%
Portfolio turnover rate	22%	79%	39%	31%	40%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST INVESTMENT GRADE BOND PORTFOLIO
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.82	$6.39	$6.60	$6.12	$11.81
Income (Loss) From Investment Operations:
Net investment income	0.16	0.21	0.18(d)	0.11(d)	0.09(d)
Net realized and unrealized gain (loss) on investments	(0.08)	0.22	(0.39)(e)	0.46(e)	0.91(e)
Total from investment operations	0.08	0.43	(0.21)	0.57	1.00
Less Distributions:	–	–	–	(0.09)	(6.69)
Net Asset Value, end of year	$6.90	$6.82	$6.39	$6.60	$6.12
Total Return(a)	1.17%	6.73%	(3.18)%	9.40%	12.44%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,549.7	$1,418.2	$1,321.7	$5,565.5	$13,122.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.71%	0.75%	0.74%	0.72%	0.71%
Expenses Before Waivers and/or Expense Reimbursement	0.74%	0.78%	0.77%	0.76%	0.75%
Net investment income	2.28%	3.13%	2.75%(f)	1.75%(f)	1.59%(f)
Portfolio turnover rate(g)	401%	281%	656%	914%	744%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Revised for 2013, 2012 and 2011. Previously $0.19, $0.13 and $0.11, respectively.
(e) Revised for 2013, 2012 and 2011. Previously $(0.40), $0.44 and $0.89, respectively.
(f) Revised for 2013, 2012 and 2011. Previously 2.92%, 2.07%, and 1.85%, respectively.
(g) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.37	$12.57	$10.81	$9.64	$10.12
Income (Loss) From Investment Operations:
Net investment income	0.15	0.19	0.13	0.11	0.05
Net realized and unrealized gain (loss) on investments	(0.29)	0.61	1.63	1.19	(0.10)
Total from investment operations	(0.14)	0.80	1.76	1.30	(0.05)
Less Distributions:	–	–	–	(0.13)	(0.43)
Net Asset Value, end of year	$13.23	$13.37	$12.57	$10.81	$9.64
Total Return(a)	(1.05)%	6.36%	16.28%	13.58%	(0.57)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,949.2	$3,146.7	$3,000.3	$2,288.4	$1,378.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.06%	1.07%	0.58%	0.26%
Expenses Before Waivers and/or Expense Reimbursement	1.06%	1.06%	1.07%	0.64%	0.32%
Net investment income	1.09%	1.43%	1.22%	1.05%	0.60%
Portfolio turnover rate	56%	59%	68%	178%	131%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.98	$25.61	$22.20	$18.61	$20.73
Income (Loss) From Investment Operations:
Net investment income	0.41	0.72	0.38	0.41	0.35
Net realized and unrealized gain (loss) on investments	(1.08)	(2.35)	3.03	3.50	(2.22)
Total from investment operations	(0.67)	(1.63)	3.41	3.91	(1.87)
Less Distributions:	–	–	–	(0.40)	(0.25)
Capital Contributions(d):	–	–	–	0.08	–
Net Asset Value, end of year	$23.31	$23.98	$25.61	$22.20	$18.61
Total Return(a)	(2.79)%	(6.36)%	15.36%	21.91%	(9.15)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.2	$427.7	$467.2	$392.3	$278.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.02%	1.03%	1.07%	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.03%	1.07%	1.05%
Net investment income	1.63%	2.84%	1.60%	2.04%	1.73%
Portfolio turnover rate	13%	12%	15%	21%	43%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.45	$15.60	$14.05	$12.90	$12.98
Income (Loss) From Investment Operations:
Net investment income	0.20	0.21	0.18	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.23)	0.64	1.37	1.16	(0.19)
Total from investment operations	(0.03)	0.85	1.55	1.37	0.03
Less Distributions:	–	–	–	(0.22)	(0.11)
Capital Contributions:(d)	–	–	–	–	–(e)
Net Asset Value, end of year	$16.42	$16.45	$15.60	$14.05	$12.90
Total Return(a)	(0.18)%	5.45%	11.03%	10.72%	0.23%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,666.8	$2,978.4	$3,019.1	$2,730.2	$2,004.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21%(f)	1.22%(f)	1.26%(f)	1.29%(f)	1.24%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.22%(f)	1.22%(f)	1.27%(f)	1.32%(f)	1.27%(f)
Net investment income	1.18%	1.34%	1.21%	1.54%	1.69%
Portfolio turnover rate	69%	61%	75%	89%	116%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.
(f) The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.10%, 0.10%, 0.12%, 0.16%, and 0.11% for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, respectively.

AST JENNISON LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.97	$19.15	$14.03	$12.18	$12.10
Income (Loss) From Investment Operations:
Net investment gain (loss)	(0.06)	(0.05)	(0.03)	–(d)	(0.01)
Net realized and unrealized gain on investments	2.29	1.87	5.15	1.85	0.09
Total from investment operations	2.23	1.82	5.12	1.85	0.08
Net Asset Value, end of year	$23.20	$20.97	$19.15	$14.03	$12.18
Total Return(a)	10.63%	9.50%	36.49%	15.19%	0.66%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,097.4	$711.3	$815.3	$1,348.1	$1,483.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%	1.00%	0.99%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%	1.01%	1.02%	1.02%
Net investment income (loss)	(0.27)%	(0.24)%	(0.19)%	0.01%	(0.17)%
Portfolio turnover rate	36%	34%	46%	66%	85%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$32.27	$29.18	$21.36	$19.11	$19.34
Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.01	0.15	0.08
Net realized and unrealized gain (loss) on investments	3.08	2.93	7.81	2.19	(0.26)
Total from investment operations	3.25	3.09	7.82	2.34	(0.18)
Less Distributions:	–	–	–	(0.09)	(0.05)
Net Asset Value, end of year	$35.52	$32.27	$29.18	$21.36	$19.11
Total Return(a)	10.07%	10.59%	36.61%	12.27%	(0.92)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,434.0	$2,957.4	$2,156.9	$2,392.7	$2,374.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.92%	0.96%	0.98%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	0.99%	1.02%	1.02%
Net investment income	0.49%	0.53%	0.05%	0.73%	0.40%
Portfolio turnover rate	10%	37%	146%	87%	80%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.98	$11.27	$11.50	$11.30	$10.43
Income (Loss) From Investment Operations:
Net investment income	0.20	0.19	0.16	0.14	0.24
Net realized and unrealized gain (loss) on investments	(0.26)	0.52	(0.39)	0.52	0.81
Total from investment operations	(0.06)	0.71	(0.23)	0.66	1.05
Less Distributions:	–	–	–	(0.46)	(0.18)
Net Asset Value, end of year	$11.92	$11.98	$11.27	$11.50	$11.30
Total Return(a)	(0.50)%	6.30%	(2.00)%	5.93%	10.17%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,532.4	$2,348.7	$1,587.3	$2,545.6	$1,951.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.59%	0.58%	0.65%	0.75%	0.80%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.89%	0.89%	0.92%	0.93%
Net investment income	1.71%	1.61%	1.37%	1.39%	2.15%
Portfolio turnover rate	543%	550%	625%	580%	696%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST MFS GLOBAL EQUITY PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.70	$15.15	$11.87	$9.77	$10.13
Income (Loss) From Investment Operations:
Net investment income	0.13	0.14	0.11	0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.36)	0.41	3.17	2.11	(0.45)
Total from investment operations	(0.23)	0.55	3.28	2.23	(0.31)
Less Distributions:	–	–	–	(0.13)	(0.05)
Capital Contributions(d):	–	–	–	–	–(e)
Net Asset Value, end of year	$15.47	$15.70	$15.15	$11.87	$9.77
Total Return(a)	(1.46)%	3.63%	27.63%	23.08%	(3.13)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$643.9	$594.2	$364.0	$214.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.21%	1.20%
Expenses Before Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.21%	1.20%
Net investment income	0.80%	0.96%	0.80%	1.09%	1.32%
Portfolio turnover rate	17%	11%	13%	27%	69%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST MFS GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.59	$15.27	$11.17	$9.54	$9.63
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.01)	–(d)	0.04	–(d)
Net realized and unrealized gain (loss) on investments	1.23	1.33	4.10	1.59	(0.06)
Total from investment operations	1.21	1.32	4.10	1.63	(0.06)
Less Distributions:	–	–	–	–	(0.03)
Net Asset Value, end of year	$17.80	$16.59	$15.27	$11.17	$9.54
Total Return(a)	7.29%	8.64%	36.71%	17.09%	(0.60)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,182.3	$1,417.5	$1,371.6	$1,703.1	$1,107.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.99%	0.89%	0.84%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.99%	1.00%	1.02%	1.03%
Net investment income (loss)	(0.12)%	(0.08)%	(0.02)%	0.45%	(0.05)%
Portfolio turnover rate	30%	37%	42%	67%	103%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST MFS LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,			August 20, 2012(c) through December 31, 2012(d)
	2015(d)	2014	2013(d)
Per Share Operating Performance:
Net Asset Value, beginning of period.	$15.21	$13.80	$10.26	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.22	0.28	0.17	0.07
Net realized and unrealized gain (loss) on investments	(0.33)	1.13	3.37	0.19
Total from investment operations	(0.11)	1.41	3.54	0.26
Net Asset Value, end of period	$15.10	$15.21	$13.80	$10.26
Total Return(a)	(0.72)%	10.22%	34.50%	2.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$587.6	$626.4	$559.7	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.97%	0.97%	0.99%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.97%	0.98%	1.00%(e)
Net investment income	1.45%	2.01%	1.45%	2.09%(e)
Portfolio turnover rate	17%	14%	50%	7%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST MONEY MARKET PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income and realized gains	–(b)	–(b)	–(b)	–(b)	–(b)
Less Distributions:	–	–	–	–(b)	–(b)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	0.00%	0.00%	0.00%	0.01%	0.02%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,075.2	$1,106.4	$1,228.3	$2,268.7	$2,717.2
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.19%	0.16%	0.17%	0.21%	0.18%
Expenses Before Waivers and/or Expense Reimbursement	0.59%	0.60%	0.60%	0.61%	0.62%
Net investment income	0.00%	0.00%	0.00%	0.01%	0.02%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Less than $0.005 per share.
(c) Calculated based on average shares outstanding during the year.

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.50	$24.07	$16.95	$14.64	$15.14
Income (Loss) From Investment Operations:
Net investment income	0.39	0.27	0.31	0.28	0.17
Net realized and unrealized gain (loss) on investments	(1.94)	3.16	6.81	2.20	(0.56)
Total from investment operations	(1.55)	3.43	7.12	2.48	(0.39)
Less Distributions:	–	–	–	(0.17)	(0.13)
Capital Contributions(d):	–	–	–	–	0.02
Net Asset Value, end of year	$25.95	$27.50	$24.07	$16.95	$14.64
Total Return(a)	(5.64)%	14.25%	42.01%	17.13%	(2.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$810.2	$993.2	$945.6	$494.8	$422.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.03%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.04%	1.04%
Net investment income	1.43%	1.04%	1.47%	1.67%	0.96%
Portfolio turnover rate	22%	20%	29%	34%	67%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,			April 30, 2012 through December 31, 2012(d)
	2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.89	$12.26	$10.31	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.14	0.12	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.30)	0.51	1.84	0.35
Total from investment operations	(0.16)	0.63	1.95	0.43
Less Distributions:	–	–	–	(0.12)
Net Asset Value, end of period	$12.73	$12.89	$12.26	$10.31
Total Return(a)	(1.24)%	5.14%	18.91%	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$744.1	$753.0	$659.0	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%	1.03%	1.06%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.03%	1.06%(e)
Net investment income	1.07%	1.00%	1.08%	1.03%(e)
Portfolio turnover rate	86%	105%	60%	143%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Commencement of operations.
(e) Annualized.
(f) Not annualized.

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.55	$8.97	$8.95	$7.85	$9.92
Income (Loss) From Investment Operations:
Net investment income	0.12	0.12	0.10	0.12	0.12
Net realized and unrealized gain (loss) on investments	(1.55)	(0.54)	(0.08)	1.25	(2.12)
Total from investment operations	(1.43)	(0.42)	0.02	1.37	(2.00)
Less Distributions:	–	–	–	(0.27)	(0.07)
Net Asset Value, end of year	$7.12	$8.55	$8.97	$8.95	$7.85
Total Return(a)	(16.73)%	(4.68)%	0.22%	17.93%	(20.27)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$401.9	$583.9	$682.4	$1,356.6	$881.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.45%	1.42%	1.41%	1.41%	1.43%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.45%	1.42%	1.42%	1.43%	1.44%(d)
Net investment income	1.42%	1.31%	1.16%	1.43%	1.34%
Portfolio turnover rate	12%	9%	28%	20%	67%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Includes 0.01% of loan interest expense.

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.92	$13.16	$12.05	$11.76	$11.75
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.01)	(0.02)	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.04	0.77	1.13	1.00	(0.04)
Total from investment operations	0.02	0.76	1.11	1.17	0.12
Less Distributions:	–	–	–	(0.88)	(0.11)
Net Asset Value, end of year	$13.94	$13.92	$13.16	$12.05	$11.76
Total Return(a)	0.14%	5.78%	9.21%	10.38%	0.99%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,781.4	$7,488.2	$7,669.2	$7,677.2	$5,854.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.15%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.14)%	(0.15)%	(0.15)%	1.40%	1.34%
Portfolio turnover rate	29%	19%	30%	26%	58%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST PRUDENTIAL CORE BOND PORTFOLIO
	Year Ended December 31,				October 17, 2011(c) through December 31, 2011
	2015(d)	2014(d)	2013(d)	2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.20	$10.56	$10.81	$10.14	$10.00
Income (Loss) From Investment Operations:
Net investment income.	0.25	0.24	0.22(e)	0.20(e)	0.02(e)
Net realized and unrealized gain (loss) on investments	(0.28)	0.40	(0.47)(f)	0.52(f)	0.12(f)
Total from investment operations	(0.03)	0.64	(0.25)	0.72	0.14
Less Distributions:	–	–	–	(0.05)	–
Net Asset Value, end of period	$11.17	$11.20	$10.56	$10.81	$10.14
Total Return(a)	(0.27)%	6.06%	(2.31)%	7.11%	1.40%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,410.2	$3,994.4	$3,204.5	$3,869.6	$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.75%	0.75%	0.75%	0.78%(g)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.79%	0.82%	0.84%(g)
Net investment income	2.19%	2.23%	2.11%(h)	1.99%(h)	1.14%(g)(h)
Portfolio turnover rate(i)	310%	327%	667%	532%	309%(j)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Revised for 2013, 2012 and 2011. Previously $0.26, $0.24 and $0.02, respectively.
(f) Revised for 2013, 2012 and 2011. Previously $(0.51), $0.48 and $0.12, respectively.
(g) Annualized.
(h) Revised for 2013, 2012 and 2011. Previously 2.46%, 2.38% and 1.38%, respectively.
(i) The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j) Not annualized.

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.06	$11.96	$10.22	$9.20	$9.91
Income (Loss) From Investment Operations:
Net investment income	0.16	0.15	0.13	0.16	0.15
Net realized and unrealized gain (loss) on investments	(0.24)	0.95	1.61	1.02	(0.76)
Total from investment operations	(0.08)	1.10	1.74	1.18	(0.61)
Less Distributions:	–	–	–	(0.16)	(0.10)
Net Asset Value, end of year	$12.98	$13.06	$11.96	$10.22	$9.20
Total Return(a)	(0.61)%	9.20%	17.03%	12.92%	(6.22)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,796.4	$7,157.2	$6,379.5	$5,048.9	$3,253.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.92%	0.92%	0.93%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.93%	0.94%	0.97%	0.98%
Net investment income	1.21%	1.28%	1.28%	1.86%	1.43%
Portfolio turnover rate	211%	153%	288%	98%	150%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST QMA EMERGING MARKETS EQUITY PORTFOLIO
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.50	$9.74	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.14	0.12	0.17
Net realized and unrealized loss on investments	(1.74)	(0.36)	(0.43)
Total from investment operations	(1.60)	(0.24)	(0.26)
Net Asset Value, end of period	$7.90	$9.50	$9.74
Total Return(a)	(16.84)%	(2.46)%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$96.7	$167.8	$238.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.47%	1.43%	1.43%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.47%	1.43%	1.43%(e)
Net investment income	1.51%	1.22%	1.87%(e)
Portfolio turnover rate	123%	100%	198%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST QMA LARGE-CAP PORTFOLIO
	Year Ended December 31,		April 29, 2013(c) through December 31, 2013
	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.61	$11.81	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.20	0.16	0.10
Net realized and unrealized gain on investments	0.01	1.64	1.71
Total from investment operations	0.21	1.80	1.81
Net Asset Value, end of period	$13.82	$13.61	$11.81
Total Return(a)	1.54%	15.24%	18.10%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,904.4	$2,791.5	$2,622.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.81%	0.82%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%	0.83%(e)
Net investment income	1.45%	1.19%	1.34%(e)
Portfolio turnover rate	96%	89%	77%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

AST QMA US EQUITY ALPHA PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.11	$18.01	$13.60	$11.55	$11.24
Income (Loss) From Investment Operations:
Net investment income	0.22	0.12	0.13	0.13	0.10
Net realized and unrealized gain on investments	0.43	2.98	4.28	2.03	0.29
Total from investment operations	0.65	3.10	4.41	2.16	0.39
Less Distributions:	–	–	–	(0.11)	(0.08)
Net Asset Value, end of year	$21.76	$21.11	$18.01	$13.60	$11.55
Total Return(a)	3.08%	17.21%	32.43%	18.81%	3.46%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$582.7	$590.5	$479.8	$416.3	$305.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.54%(d)	1.51%(d)	1.60%(d)	1.78%(d)	1.49%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.54%(d)	1.51%(d)	1.60%(d)	1.78%(d)	1.66%(d)
Net investment income	1.01%	0.74%	0.84%	1.01%	0.81%
Portfolio turnover rate	105%	103%	103%	137%	128%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.42%, 0.38%, 0.47%, 0.63% and 0.49% for the years December 31, 2015, 2014, 2013, 2012, and 2011, respectively.

AST QUANTITATIVE MODELING PORTFOLIO
	Year Ended December 31,				May 2, 2011(c) through December 31, 2011
	2015(d)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.27	$12.46	$10.18	$9.00	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	(0.03)	(0.05)	0.05	0.01
Net realized and unrealized gain (loss) on investments	0.06	0.84	2.33	1.13	(1.01)
Total from investment operations.	0.02	0.81	2.28	1.18	(1.00)
Less Distributions:	–	–	–	–(e)	–
Net Asset Value, end of period	$13.29	$13.27	$12.46	$10.18	$9.00
Total Return(a)	0.15%	6.50%	22.40%	13.16%	(10.00)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$893.8	$658.5	$430.0	$203.6	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.27%	0.28%	0.30%	0.31%	0.30%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.27%	0.28%	0.30%	0.32%	0.55%(f)
Net investment income (loss)	(0.27)%	(0.28)%	(0.30)%	0.72%	0.22%(f)
Portfolio turnover rate	63%	22%	46%	81%	264%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Less than $0.005 per share.
(f) Annualized.
(g) Not annualized.

AST RCM WORLD TRENDS PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.07	$11.49	$10.21	$9.60	$9.96
Income (Loss) From Investment Operations:
Net investment income	0.14	0.14	0.07	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.16)	0.44	1.21	0.91	(0.24)
Total from investment operations	(0.02)	0.58	1.28	0.96	(0.18)
Less Distributions:	–	–	–	(0.35)	(0.18)
Net Asset Value, end of year	$12.05	$12.07	$11.49	$10.21	$9.60
Total Return(a)	(0.17)%	5.05%	12.54%	10.28%	(1.82)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,229.6	$4,655.1	$4,457.3	$3,616.9	$2,196.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.00%	0.74%	0.21%	0.23%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	0.82%	0.30%	0.32%
Net investment income	1.15%	1.20%	0.73%	0.73%	0.72%
Portfolio turnover rate	51%	34%	153%	96%	113%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.81	$14.00	$11.85	$10.34	$10.71
Income (Loss) From Investment Operations:
Net investment income	0.12	0.26	0.21	0.11	0.06
Net realized and unrealized gain (loss) on investments	(0.25)	0.55	1.94	1.52	(0.31)
Total from investment operations	(0.13)	0.81	2.15	1.63	(0.25)
Less Distributions:	–	–	–	(0.12)	(0.12)
Net Asset Value, end of year	$14.68	$14.81	$14.00	$11.85	$10.34
Total Return(a)	(0.88)%	5.79%	18.14%	15.91%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,528.7	$4,594.6	$4,329.7	$3,011.3	$1,613.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.04%	1.05%	0.81%	0.23%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.06%	0.86%	0.32%
Net investment income	0.80%	1.81%	1.63%	0.93%	0.61%
Portfolio turnover rate	83%	99%	165%	361%	133%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST SMALL-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.80	$30.63	$22.66	$20.20	$20.40
Income (Loss) From Investment Operations:
Net investment loss	(0.20)	(0.16)	(0.07)	–(d)	(0.12)
Net realized and unrealized gain (loss) on investments	0.45	1.33	8.04	2.44	(0.08)
Total from investment operations	0.25	1.17	7.97	2.44	(0.20)
Less Distributions:	–	–	–	–	–
Capital Contributions(e):	–	–	–	0.02	–
Net Asset Value, end of year	$32.05	$31.80	$30.63	$22.66	$20.20
Total Return(a)	0.79%	3.82%	35.17%	12.18%	(0.98)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$737.4	$866.6	$894.6	$639.4	$517.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.01%	1.01%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.01%	1.01%	1.03%	1.04%
Net investment loss	(0.59)%	(0.52)%	(0.29)%	(0.09)%	(0.56)%
Portfolio turnover rate	46%	87%	63%	112%	66%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.
(e) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.23	$13.56	$9.63	$8.02	$9.26
Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.05)	–(d)	(0.03)
Net realized and unrealized gain (loss) on investments	0.22	0.70	3.98	1.61	(1.18)
Total from investment operations	0.18	0.67	3.93	1.61	(1.21)
Less Distributions:	–	–	–	–	(0.03)
Net Asset Value, end of year	$14.41	$14.23	$13.56	$9.63	$8.02
Total Return(a)	1.26%	4.94%	40.81%	20.08%	(13.11)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$746.8	$801.8	$827.1	$649.7	$521.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.07%	1.08%	1.09%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.07%	1.09%	1.10%	1.12%
Net investment loss	(0.24)%	(0.12)%	(0.44)%	(0.01)%	(0.38)%
Portfolio turnover rate	69%	184%	84%	84%	85%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Less than $0.005 per share.

AST SMALL-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.58	$20.50	$14.92	$12.69	$13.57
Income (Loss) From Investment Operations:
Net investment income	0.15	0.12	0.14	0.15	0.06
Net realized and unrealized gain (loss) on investments	(1.08)	0.96	5.44	2.15	(0.88)
Total from investment operations	(0.93)	1.08	5.58	2.30	(0.82)
Less Distributions:	–	–	–	(0.07)	(0.07)
Capital Contributions(d):	–	–	–	–	0.01
Net Asset Value, end of year	$20.65	$21.58	$20.50	$14.92	$12.69
Total Return(a)	(4.31)%	5.27%	37.40%	18.16%	(5.98)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$940.6	$1,156.7	$1,220.2	$907.8	$616.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.00%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.04%	1.04%
Net investment income	0.72%	0.57%	0.73%	1.17%	0.46%
Portfolio turnover rate	63%	36%	65%	53%	53%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.59	$22.28	$19.07	$17.21	$17.05
Income (Loss) From Investment Operations:
Net investment income	0.36	0.36	0.33	0.33	0.27
Net realized and unrealized gain (loss) on investments	(0.35)	0.95	2.88	1.95	0.07
Total from investment operations	0.01	1.31	3.21	2.28	0.34
Less Distributions:	–	–	–	(0.42)	(0.18)
Capital Contributions:(d)	–	–	–	–	–(e)
Net Asset Value, end of year	$23.60	$23.59	$22.28	$19.07	$17.21
Total Return(a)	0.04%	5.88%	16.83%	13.50%	1.98%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13,822.8	$11,096.7	$10,345.8	$7,603.6	$4,259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.87%	0.89%	0.93%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.91%	0.92%	0.97%	0.98%
Net investment income	1.52%	1.61%	1.58%	1.77%	1.84%
Portfolio turnover rate	94%	66%	54%	51%	92%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO
	Year Ended December 31, 2015(d)	February 10, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.67	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.08	0.01
Net realized and unrealized gain on investments	0.08	0.66
Total from investment operations	0.16	0.67
Net Asset Value, end of period	$10.83	$10.67
Total Return(a)	1.50%	6.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$566.5	$303.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.60%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.60%(e)
Net investment income	0.75%	0.29%(e)
Portfolio turnover rate	55%	41%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the year.
(e) Annualized.
(f) Not annualized.

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.33	$20.61	$14.31	$12.17	$12.38
Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.07)	(0.05)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.21	1.79	6.35	2.15	(0.20)
Total from investment operations	2.14	1.72	6.30	2.14	(0.21)
Net Asset Value, end of year	$24.47	$22.33	$20.61	$14.31	$12.17
Total Return(a)	9.58%	8.35%	44.03%	17.58%	(1.70)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,978.9	$1,796.0	$1,884.7	$2,042.0	$1,967.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.95%	0.95%	0.95%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.97%	0.97%	0.99%	1.00%
Net investment income (loss)	(0.31)%	(0.34)%	(0.29)%	0.01%	(0.19)%
Portfolio turnover rate	47%	52%	44%	63%	93%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
	Year Ended December 31,
	2015(c)	2014	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.83	$22.73	$19.70	$19.11	$22.58
Income (Loss) From Investment Operations:
Net investment income	0.17	0.15	0.11	0.16	0.08
Net realized and unrealized gain (loss) on investments	(4.18)	(2.05)	2.92	0.52	(3.43)
Total from investment operations	(4.01)	(1.90)	3.03	0.68	(3.35)
Less Distributions:	–	–	–	(0.09)	(0.12)
Net Asset Value, end of year	$16.82	$20.83	$22.73	$19.70	$19.11
Total Return(a)	(19.25)%	(8.36)%	15.38%	3.62%	(14.92)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$416.5	$579.4	$665.9	$750.3	$608.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.02%	1.02%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.02%	1.02%	1.03%	1.04%
Net investment income	0.85%	0.55%	0.51%	0.90%	0.34%
Portfolio turnover rate	87%	68%	65%	58%	61%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST TEMPLETON GLOBAL BOND PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013	2012	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.83	$10.77	$11.19	$11.11	$11.03
Income (Loss) From Investment Operations:
Net investment income	0.21	0.18	0.15	0.22	0.30
Net realized and unrealized gain (loss) on investments	(0.71)	(0.12)	(0.57)	0.34	0.16
Total from investment operations.	(0.50)	0.06	(0.42)	0.56	0.46
Less Distributions:	–	–	–	(0.48)	(0.38)
Net Asset Value, end of year	$10.33	$10.83	$10.77	$11.19	$11.11
Total Return(a)	(4.62)%	0.56%	(3.75)%	5.23%	4.12%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$352.6	$661.2	$578.3	$484.1	$405.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.96%	0.95%	0.95%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.97%	0.98%	0.98%	0.98%
Net investment income	1.98%	1.62%	1.58%	1.97%	2.64%
Portfolio turnover rate	60%	54%	139%	62%	88%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (FORMERLY, AST MID-CAP VALUE PORTFOLIO)
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012(c)	2011
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.43	$17.77	$13.41	$11.45	$11.93
Income (Loss) From Investment Operations:
Net investment income	0.20	0.11	0.13	0.24	0.08
Net realized and unrealized gain (loss) on investments	(1.55)	2.55	4.23	1.84	(0.49)
Total from investment operations	(1.35)	2.66	4.36	2.08	(0.41)
Less Distributions:	–	–	–	(0.12)	(0.07)
Capital Contributions(d):	–	––	––	––	–(e)
Net Asset Value, end of year	$19.08	$20.43	$17.77	$13.41	$11.45
Total Return(a)	(6.61)%	14.97%	32.51%	18.32%	(3.45)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$359.5	$459.3	$436.3	$674.8	$360.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.08%	1.07%	1.07%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.08%	1.07%	1.08%	1.09%
Net investment income	0.96%	0.56%	0.87%	1.88%	0.66%
Portfolio turnover rate	58%	21%	21%	29%	56%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2011. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.
(e) Less than $0.005 per share.

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.65	$11.99	$9.95	$8.99	$9.34
Income (Loss) From Investment Operations:
Net investment income	0.08	0.11	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.16)	0.55	1.96	0.90	(0.36)
Total from investment operations	(0.08)	0.66	2.04	0.99	(0.32)
Less Distributions:	–	–	–	(0.03)	(0.03)
Net Asset Value, end of year	$12.57	$12.65	$11.99	$9.95	$8.99
Total Return(a)	(0.63)%	5.50%	20.50%	11.01%	(3.46)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,121.9	$2,228.3	$1,843.2	$971.7	$547.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	0.99%	0.97%	1.12%	0.87%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%	1.12%	1.14%	0.87%
Net investment income	0.62%	0.90%	0.74%	1.15%	0.43%
Portfolio turnover rate	55%	76%	56%	54%	193%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
	Year Ended December 31,
	2015(c)	2014(c)	2013(c)	2012	2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.33	$10.56	$10.72	$10.70	$10.51
Income (Loss) From Investment Operations:
Net investment income	0.34	0.32	0.28	0.28	0.32
Net realized and unrealized gain (loss) on investments	(0.22)	0.45	(0.44)	0.53	0.30
Total from investment operations	0.12	0.77	(0.16)	0.81	0.62
Less Distributions:	–	–	–	(0.79)	(0.43)
Net Asset Value, end of year	$11.45	$11.33	$10.56	$10.72	$10.70
Total Return(a)	1.06%	7.29%	(1.49)%	7.86%	6.02%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,358.7	$3,797.8	$3,131.9	$2,856.0	$2,439.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.58%	0.61%	0.72%	0.78%	0.80%
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.79%	0.79%	0.82%	0.83%
Net investment income	2.95%	2.94%	2.60%	2.70%	2.99%
Portfolio turnover rate	170%	245%	284%	302%	572%
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
	2015(d)	Year Ended December 31, 2014(d)	2013(d)	August 20, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.73	$9.60	$10.45	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.44	0.49	0.42	0.13
Net realized and unrealized gain (loss) on investments	(0.74)	(0.36)	(1.27)	0.32
Total from investment operations	(0.30)	0.13	(0.85)	0.45
Net Asset Value, end of period	$9.43	$9.73	$9.60	$10.45
Total Return(a)	(3.08)%	1.35%	(8.13)%	4.50%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$148.9	$421.1	$274.9	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.95%	0.96%	0.94%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.00%	1.01%	1.01%(e)
Net investment income	4.57%	4.88%	4.26%	3.49%(e)
Portfolio turnover rate	51%	35%	35%	6%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.

RELATED ACCOUNT PERFORMANCE
Because of the nature of its investments, the AST AQR Emerging Markets Equity Portfolio (the AQR Portfolio), and PI, as the sole investment manager to the AQR Portfolio, are subject to regulation under the Commodity Exchange Act (CEA). Because the AQR Portfolio is regulated by the CFTC and National Futures Association (NFA) as a commodity pool, and by the SEC as a registered investment company, it is subject to each organization’s disclosure requirements. The CFTC recently adopted rules that are designed to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA that requires the pool operator of an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool.
PI manages one pool that has investment objectives, policies and strategies that are substantially similar to the AQR Portfolio: the AST QMA Emerging Markets Equity Portfolio (the Related Portfolio), which is also a series of the Trust.
The performance of the Related Portfolio does not represent the past performance of the AQR Portfolio and is not an indication of the future performance of the AQR Portfolio. You should not assume that the AQR Portfolio will have the same performance as the Related Portfolio. The performance of the AQR Portfolio may be better or worse than the performance of the Related Portfolio due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows between the AQR Portfolio and the Related Portfolio. Like the AQR Portfolio, the investment objective of the Related Portfolio is to seek long-term capital appreciation. However, while the AQR Portfolio seeks to achieve its investment objective by overweighting and underweighting securities, industries, countries, and currencies relative to the MSCI Emerging Market Index, using proprietary quantitative return forecasting models and systematic risk-control methods of AQR Capital Management, LLC, the Related Portfolio seeks to achieve its investment objective through equity and equity-related securities of emerging market companies using a quantitatively driven, bottom up investment process of Quantitative Management Associates LLC.
The following information illustrates the changes in the “net” and “gross” performance of the Related Portfolio from year to year, and compares them to the performance of a market index over various periods of time. Net return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Gross returns are calculated without fund expenses.
AST QMA Emerging Markets Equity Portfolio
This performance is not the past or future performance of the AQR Portfolio.
Average Annual Total Returns (For periods ended December 31, 2015) (%)
	1 Year	Since Inception	Inception Date
Related Portfolio
Gross Returns Before Tax	-15.61%	-6.61%	2/25/13
Net Returns Before Tax	-16.84%	-7.95%	2/25/13
Index (reflects no deduction for fees, expenses or taxes)
MSCI Emerging Markets Index (GD)	-14.60%	-6.83%	N/A

Best Quarter:	(ended on 06/30/2014):	7.58% (gross), 7.20% (net)
Worst Quarter:	(ended on 09/30/2015):	-17.60% (gross), -17.91% (net)

GLOSSARY: PORTFOLIO INDEXES
BofA Merrill Lynch US High Yield Master II Index. The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below-investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch US High Yield Master II Constrained Index. The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of below-investment grade US dollar denominated corporate bonds publicly issued in the US domestic market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch 1-5 Years US Treasury Index. The BofA Merrill Lynch 1-5 Years US Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch 1-3 Year Treasury Index. The BofA Merrill Lynch 1-3 Year Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Barclays Global Aggregate Bond Index. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The Global Aggregate Index contains three major components: the US Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks (94.4% of the overall Global Aggregate market value), the Global Aggregate Index includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment-Grade 144A index-eligible securities not already in the three regional aggregate indices. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Barclays High Yield 2% Issuer Capped Index. The Barclays High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses. Source: Barclays.
Barclays US Government/Credit Bond Index. The Barclays US Government/Credit Bond Index is the non-securitized component of the Barclays US Aggregate Index. The Barclays US Government/Credit Bond Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and Corporates. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Barclays US 5-10 Year Government/Credit Bond Index. This index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Citigroup World Government Bond Index. The Citigroup World Government Bond Index is an unhedged and unmanaged market capitalization-weighted index consisting of the government bond markets of 21 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. Source: Lipper Inc.
J.P. Morgan EMBI Global Index. The J.P. Morgan Emerging Markets Bond Index Global (EMBI) tracks total returns for traded external debt instruments in the emerging markets. The EMBI Global Index includes US dollar-denominated Brady Bonds, loans and Eurobonds with an outstanding face value of at least $500 million. These returns do not include the effect of any sales, charges or operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Lipper Global Natural Resources Index. The Lipper Global Natural Resources Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Lipper VUF Natural Resources Funds Index. The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index is an unmanaged, equally-weighted index of the 10 largest mutual funds in the Lipper VUF Natural Resources category of funds. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Energy Index. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Materials Index. The MSCI World Materials Index is a component of the MSCI World Index and represents the material securities defined by MSCI. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI Emerging Markets Index. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Portfolio utilizes the GD version of the Index. The ND (net dividends) and GD (gross dividends) versions of the Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI World Index (GD). The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia, and the Far East. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
NAREIT Equity REIT Index. The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Russell Investments.
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Russell Midcap Value Index. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any investment management expenses, and would have been lower if they included the effect of these expenses.
Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses.
Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Standard & Poor's Corporation.
S&P Developed BMI Property Net Index. The S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses, and the returns would be lower if they included such expenses.
S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.
Wilshire US REIT Total Return Index. The Wilshire US REIT Total Return Index seeks to provide a broad representation of the US real estate securities markets. In order to be included in the Index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Academic Strategies Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Barclays Aggregate Bond Index (25%), Dow Jones Wilshire REIT Index (10%), Bloomberg Commodity Index (10%), and Merrill Lynch 90-Day US Treasury Bill Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Advanced Strategies Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (40%), the MSCI EAFE Index (20%), the Barclays Global Aggregate Bond Index (US$ Hedged) (30%) and the Custom Extended Markets Index (10%). The Custom Extended Markets Index is comprised of equal weightings of the Barclays US TIPS Index, the Bloomberg Commodity Index, and the Dow Jones Wilshire REIT Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Balanced Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Barclays US Aggregate Bond Index (40%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST BlackRock Global Strategies Blended Index. The Blended Index consists of the MSCI All Country World Index (40%), Barclays Aggregate Bond Index (30%), Barclays US High Yield (2% Issuer Capped) Index (15%), Wilshire US REIT Index (10%) and the Bloomberg Commodity Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST BlackRock iShares ETF Portfolio Blended Index. The Blended Index consists of the S&P 500 (25%), Russell 2000 Index (5%), Barclays U.S. Aggregate Bond Index (52%), MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), and Markit iBoxx U.S. Dollar Liquid High Yield Total Return Index (3%). The

GD (gross dividends) version of the MSCI EAFE does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Capital Growth Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), the MSCI EAFE Index (GD) (15%) and the Barclays Aggregate Bond Index (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Defensive Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (12%), the Barclays U.S. Aggregate Bond Index (85%) and the MSCI EAFE Index (GD) (3%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST FI Pyramis® Quantitative Portfolio Blended Index. The Blended Index consists of the Standard & Poor’s 500 Index (27%), the Russell 2000 Index (5.5%), the MSCI EAFE Index (GD) (32.5%), and the Barclays US Aggregate Bond Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Goldman Sachs Multi-Asset Portfolio Blended Index. The Blended Index consists of the Barclays US Aggregate Bond Index (50%) and the MSCI World Index (GD) (50%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST J.P. Morgan Global Thematic Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (38.5%), MSCI EAFE Index (GD) (14%), MSCI Emerging Markets Free Index (GD) (8%), Barclays US Aggregate Bond Index (30%), Barclays HY 2% Constrained Index (3%), FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.5%) and the J.P. Morgan EMBI Global Index (2%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST J.P. Morgan Strategic Opportunities Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (27%), Barclays US Aggregate Bond Index (50%) the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%) and the 3-Month US Treasury Bill Index (10%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST New Discovery Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (50%), Barclays US Aggregate Bond Index (30%) and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%). The GD (gross dividends) version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Blended Index. The Blended Index consists of Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Barclays Aggregate Bond Index (65%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.

AST Quantitative Modeling Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (15%), and the Barclays Aggregate Bond Index (25%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST RCM World Trends Portfolio Blended Index. The Blended Index consists of the MSCI World (Morgan Stanley Capital International) Index (GD) (42.5%), Barclays US Aggregate Bond Index (40%) and S&P 500 Index (17.5%). The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate Bond Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST T. Rowe Price Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the Barclays US Aggregate Index (40%), and the MSCI EAFE Index (15%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
AST Wellington Management Hedged Equity Portfolio Current Blended Index. The Blended Index consists of Russell 3000 Index (50%) and MSCI EAFE Index (GD) (20%), and the Merrill Lynch 90-Day Treasury Bill Index (30%). These returns do not include the effect of any investment management expenses. The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. These returns would have been lower if they included the effect of these expenses.

INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. The information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

ASTFUNDPROS

ADVANCED SERIES TRUST
PROSPECTUS • April 29, 2016
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST AB Global Bond Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Columbia Adaptive Risk Allocation Portfolio
AST Emerging Managers Diversified Portfolio
AST FQ Absolute Return Currency Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Global Income Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Ivy Asset Strategy Portfolio
AST Jennison Global Infrastructure Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Managed Alternatives Portfolio
AST Managed Equity Portfolio
AST Managed Fixed Income Portfolio
AST Morgan Stanley Multi-Asset Portfolio
AST Neuberger Berman Long/Short Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Wellington Management Global Bond Portfolio
AST Wellington Management Real Total Return Portfolio

1	SUMMARY: AST AB GLOBAL BOND PORTFOLIO
5	SUMMARY: AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO
11	SUMMARY: AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO
17	SUMMARY: AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO
22	SUMMARY: AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO
26	SUMMARY: AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO
31	SUMMARY: AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO
36	SUMMARY: AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO
40	SUMMARY: AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO
44	SUMMARY: AST IVY ASSET STRATEGY PORTFOLIO
49	SUMMARY: AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO
54	SUMMARY: AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO
60	SUMMARY: AST MANAGED ALTERNATIVES PORTFOLIO
65	SUMMARY: AST MANAGED EQUITY PORTFOLIO
69	SUMMARY: AST MANAGED FIXED INCOME PORTFOLIO
73	SUMMARY: AST MORGAN STANLEY MULTI-ASSET PORTFOLIO
78	SUMMARY: AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO
83	SUMMARY: AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
90	SUMMARY: AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
94	SUMMARY: AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
99	SUMMARY: AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO
103	SUMMARY: AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO
108	ABOUT THE TRUST
109	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
144	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
151	PRINCIPAL RISKS
162	HOW THE TRUST IS MANAGED
186	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
191	OTHER INFORMATION
192	FINANCIAL HIGHLIGHTS
214	RELATED ACCOUNT PERFORMANCE
215	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST AB GLOBAL BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to generate current income consistent with preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.63%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	0.02%
Total Annual Portfolio Operating Expenses	0.90%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST AB Global Bond Portfolio	$92	$287	$498	$1,108
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 55% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. The Portfolio invests in a broad range of fixed income securities in both developed and emerging markets (in at least three countries), with investments denominated in either local currency or the US dollar. The percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency vary in accordance with assessments of the relative yield and appreciation potential of various securities and currencies relative to the US dollar. The Portfolio invests at least 40% of its assets in non-US companies under normal circumstances. In determining whether a company is a non-US company, the subadviser will evaluate the issuer’s “country of risk.” The issuer’s “country of risk” will be determined is based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Portfolio can invest across all fixed income sectors, including US and non-US government securities, and across a range of maturities. The Portfolio may use borrowings or other leverage for investment purposes.
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Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed income securities rated investment grade at the time of investment, and may invest up to 25% of its net assets in below investment grade fixed income securities (commonly known as “junk bonds”).
The subadviser actively manages the Portfolio’s assets in relation to market conditions and general economic conditions and adjusts the Portfolio’s investments in an effort to best enable the Portfolio to achieve its investment objective.
The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.
The Portfolio may invest, without limit, in derivatives including, but not limited, to futures (including bond, currency, equity, index and interest rate futures), currency forwards, options (swap options, options on currencies and options on currencies) and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to
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terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
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Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	AllianceBernstein L.P.	Scott DiMaggio, CFA	Director and Portfolio Manager	July 2015
		Matthew Sheridan, CFA	Portfolio Manager	July 2015
		Douglas J. Peebles	Chief Investment Officer and Portfolio Manager	July 2015
		Paul DeNoon	Director and Portfolio Manager	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize current income with consideration for capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.53%
Acquired Fund Fees and Expenses	0.35%
Total Annual Portfolio Operating Expenses	1.91%
Fee Waiver and/or Expense Reimbursement	-0.78%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.13%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Year	10 Years
AST BlackRock Multi-Asset Income Portfolio	$115	$524	$959	$2,169
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 47% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio invests up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Portfolio may also invest significantly in equity and/or fixed income mutual funds (Underlying Portfolios) and exchange-traded funds (ETFs) that may or may not be affiliated with the Portfolio’s subadviser. The allocation of assets to the equity and fixed income segments of the Portfolio may be determined by the Portfolio’s subadviser through its proprietary volatility control process that seeks to reduce risk when the subadviser expects market volatility to exceed normal ranges. The Portfolio may
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allocate assets without limitation to cash or short-term fixed income securities, and away from riskier assets such as equity and high yield fixed income securities. When volatility decreases, the Portfolio may move assets out of cash and back into riskier securities. The Portfolio may, at times, invest significantly in cash.
With respect to the Portfolio’s equity investments, the Portfolio may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock, or Underlying Portfolios and ETFs that invest in such securities and stock. The Portfolio generally invests in dividend paying stocks. From time to time, the Portfolio may invest in shares of companies through initial public offerings. The Portfolio may invest in securities of both US and non-US issuers without limit, which can be US dollar based or non-US dollar based and may be currency hedged or unhedged. The Portfolio may invest in securities of companies of any market capitalization.
With respect to the Portfolio’s fixed income investments, the Portfolio may invest in individual fixed income securities, or Underlying Portfolios and ETFs that invest in such securities, to an unlimited extent. The Portfolio may invest in fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations, or in Underlying Portfolios and ETFs that invest in such fixed income securities. The Portfolio (and Underlying Portfolios and ETFs in which the Portfolio invests) may also invest significantly in non-investment grade bonds (high yield, junk bonds or distressed securities), non-investment grade bank loans, non-dollar denominated bonds and bonds of emerging market issuers. The Portfolio’s investments, including investments by the Underlying Portfolios and ETFs, in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Portfolio (or the Underlying Portfolios or ETFs in which the Portfolio invests) will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies or Ba or lower by Moody’s Investors Services, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The average portfolio duration of the Portfolio will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The Portfolio may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into total return swaps and foreign currency transactions. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives to enhance return, in which case their use may involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Underlying Portfolios and ETFs in which the Portfolio invests may, to varying degrees, also invest in derivatives. Derivative instruments of the Portfolio and Underlying Portfolios and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio may also engage in option writing to generate additional income in the Portfolio.
The Portfolio may invest up to 15% of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). The Portfolio may also invest in master limited partnerships (MLPs) that are generally in energy-related industries and in US and non-US real estate investment trusts (REITs), structured products, including structured notes that provide exposure to covered call options or other types of financial instruments, and floating rate securities (such as bank loans).
Each segment of the Portfolio may be either actively managed or fulfilled with Underlying Portfolios and ETFs based on the current asset size of the Portfolio and based on the discretion of the subadviser. As of the date of this prospectus, the portfolio may be exclusively invested in Underlying Portfolios and ETFs that are affiliated with the subadviser.
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Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Company Risk. The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Master Limited Partnership (MLP) Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the MLP general partner’s right to require unitholders to sell their common units at an undesirable time or price.
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Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
0.90%	1st Quarter 2015	-4.31%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-4.10%	-2.41%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
Blended Index (reflects no deduction for fees, expense or taxes)	0.36%	2.06%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.	Michael Fredericks	Managing Director	April 2014
		Justin Christofel, CFA, CAIA	Director and Portfolio Manager	April 2014
		Alex Shingler	Research Analyst and Portfolio Manager	April 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to
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be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to pursue consistent total returns by seeking to allocate risks across multiple asset classes.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.94%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	1.79%
Acquired Fund Fees and Expenses	0.20%
Total Annual Portfolio Operating Expenses	3.18%
Fee Waiver and/or Expense Reimbursement	-1.76%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.42%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.28% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Columbia Adaptive Risk Allocation Portfolio	$145	$815	$1,511	$3,363
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 45% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio, under normal circumstances, seeks to achieve its investment objective by allocating portfolio risk across multiple asset classes in US and non-US markets with the goal of generating consistent risk-adjusted returns. For these purposes, risk is the expected volatility (i.e., dispersion of returns) of a security, market, index or asset class, as determined by the Portfolio’s subadviser.
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The Portfolio employs quantitative and fundamental methods to identify distinct market environments and creates a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. In addition to strategic risk allocations based on the market environment, the subadviser may make tactical adjustments within and among asset classes and pursue opportunistic strategies in response to changing market, economic or other conditions.
The Portfolio may use a variety of security and instrument types to gain exposure to equity securities, inflation-hedging assets, and fixed income securities (generally consisting of fixed income securities issued by governments, which are referred to as interest rate assets, and other fixed income securities, which are referred to as spread assets).
The Portfolio may invest in securities and instruments issued by both US and non-US entities, including issuers in emerging market countries. The Portfolio may also invest in currencies. The Portfolio may invest in companies that have market capitalizations of any size. The portfolio may invest in fixed income securities of any maturity (and does not seek to maintain a particular dollar-weighted average maturity) and of any credit quality, including investments that are rated below investment-grade or are deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).
The Portfolio may invest in derivatives, including futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Portfolio may invest in derivatives to manage the Portfolio’s overall risk exposure. The Portfolio also uses derivatives to obtain leverage (market exposure in excess of the Portfolio’s assets). The Portfolio may utilize significant amounts of leverage within certain asset classes and during certain market environments in order to maintain attractive expected risk-adjusted returns while adhering to the Portfolio’s risk allocation framework.
The Portfolio may also take short positions, for hedging or investment purposes.
The Portfolio may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Portfolio may have no market positions (i.e., the Portfolio may hold only cash and cash equivalents) when the subadviser believes it is in the best interests of the Portfolio. The Portfolio may invest in the securities and instruments described herein directly or indirectly through investments in other mutual funds, real estate investment trusts, closed-end funds and exchange-traded funds (ETFs) (including both leveraged and inverse ETFs) managed by third parties or the subadviser or its affiliates. Depending on current and expected market and economic conditions, the Portfolio may invest all of its assets in underlying funds. The Portfolio’s investment strategy may involve the frequent trading of portfolio securities.
The Portfolio is non-diversified under the Investment Company Act of 1940 and may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income
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allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Portfolio may have no income at all from such investments.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
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Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
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MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Columbia Management Investment Advisers, LLC	Jeffrey Knight, CFA	Senior Portfolio Manager, Managing Director, Global Head of Investment Solutions and Co-Head of Global Asset Allocation	July 2015
		Orhan Imer, PhD, CFA	Senior Portfolio Manager, Head of LDI and Inflation Solutions	July 2015
		Toby Nangle	Portfolio Manager and Co-Head of Global Asset Allocation	July 2015
		Beth Vanney, CFA	Portfolio Manager	July 2015
		Joshua Kutin, CFA	Senior Portfolio Manager	December 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.74%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	2.29%
Acquired Fund Fees and Expenses	0.28%
Total Annual Portfolio Operating Expenses	3.56%
Fee waiver and/or Expense Reimbursement	-2.21%
Total Annual Portfolio Operating Expenses After Fee waiver and/or Expense Reimbursement(3)	1.35%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.07% of the Portfolio’s average daily net assets through June 30, 2017. The expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Emerging Managers Diversified Portfolio	$137	$886	$1,656	$3,682
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In seeking to achieve its investment objective, the Portfolio allocates its assets across various investment strategies to provide exposure to a mix of domestic and international equity and fixed income markets, as well as alternative investments. Under normal circumstances, approximately 48% of the Portfolio’s net assets are allocated to equity market strategies and approximately 32% of the Portfolio’s net assets are allocated to fixed income market strategies, with the remaining approximately 20% of the Portfolio’s net assets to be allocated to alternative strategies. The Portfolio is designed to provide access to institutional investment strategies managed by emerging manager investment firms. In selecting subadvisers for the Portfolio, the Portfolio's investment manager
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focuses on smaller or mid-size subadvisers and/or those subadvisers that are female or minority owned, but do not apply any quantitative limits on a subadviser’s total assets under management or on the subadviser’s assets under management within a specific investment strategy. In determining whether to retain a subadviser after the subadviser’s assets under management have increased, either generally or within a specific investment strategy, the Portfolio’s investment manager considers a variety of factors, including transition costs and available options. The Portfolio’s investment manager may recommend replacement of a subadviser due to an increase in assets under management, but is not required to do so.
Approximately 60-70% of the Portfolio’s assets are currently allocated to two subadvisers, each of which is an emerging manager and each of which provides a distinct investment strategy. Prudential Investments LLC (the Manager) manages the remaining 30-40% of the Portfolio’s assets.
The Portfolio currently has five strategies: a domestic large-cap core strategy, subadvised by Dana Investment Advisers, Inc., a core plus fixed income strategy, subadvised by Longfellow Investment Management Co., an international equity strategy, managed by the Manager, a fixed income credit strategy managed by the Manager and an alternative strategy, also managed by the Manager. When the Portfolio’s asset size increases, it is expected to have four strategies that invest in equity securities (large cap core, large cap value, large cap growth and small cap core), two strategies that invest in primarily international equities, two fixed income strategies (core plus fixed income and fixed income credit), and two alternative strategies.
The Manager manages the international equity strategy, the fixed income credit strategy and an alternative strategy. The Manager seeks to provide exposure to these strategies by investing in non-US equity, fixed income credit, and alternative exchange-traded funds (ETFs) and other pooled vehicles in a manner consistent with the Portfolio’s investment objectives, policies, and restrictions. Investments in ETFs and other pooled vehicles will subject these Portfolio strategies to the risks associated with the ETFs and other pooled investment vehicles.
As the Portfolio’s asset size increases, the Manager will select subadvisers to actively manage each of these investment strategies. It is expected that as the Portfolio’s assets grow the Portfolio will be nearly fully allocated to emerging subadvisers and the allocation to the Manager will be minimal. Depending on market conditions and the strategy of the selected subadviser, it is possible for the Portfolio to perform better or worse when it is actively managed versus managed by investing in ETFs and other pooled investment vehicles. In connection with a subadviser transition, the Manager may temporarily allocate assets away from the outgoing subadviser, but still maintain exposure, such as through ETFs and other pooled investment vehicles.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor
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its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose
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of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2015
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	July 2015
	Dana Investment Advisors, Inc.	Duane R. Roberts, CFA	Director of Equities and Portfolio Manager	July 2015
		Greg Dahlman, CFA	Senior Vice President and Portfolio Manager	July 2015
		David M. Stamm, CFA	Senior Vice President and Portfolio Manager	July 2015
		Michael Honkamp, CFA	Senior Vice President and Portfolio Manager	July 2015
		David Weinstein	Equity Analyst	July 2015
		J. Joseph Veranth, CFA	Chief Investment Officer & Portfolio Manager	July 2015
	Longfellow Investment Management Co. LLC.	Barbara J. McKenna	Managing Principal, Portfolio Manager	July 2015
		David C. Stuehr	Principal, Portfolio Manager and Senior Analyst	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to
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be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek absolute returns not highly correlated with any traditional asset class.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	1.85%
Total Annual Portfolio Operating Expenses	2.93%
Fee Waiver and/or Expense Reimbursement	-1.71%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.22%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST FQ Absolute Return Currency Portfolio	$124	$745	$1,392	$3,130
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 0% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by implementing a tactical currency allocation strategy that seeks to maximize returns by making diversified investments in global currency-related investments in order to take advantage of market anomalies. The multi-strategy nature of tactical currency allocation strategy allows the Portfolio’s subadviser to take advantage of price inefficiencies and investor irrationality that often result from market volatility.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in currency-related investments. The Portfolio invests primarily in currency-related investments of developed countries. The Portfolio may also invest in emerging market
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currency-related investments considered to be liquid. Currency-related investments may include all currency purchased on the spot market, forwards, swaps, futures, and options as well as US and foreign government and agency bills, notes and securities. The Portfolio seeks to generate total returns with low correlation to other asset classes.
The Portfolio may also invest in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Portfolio’s exposure to interest rates, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio may also invest in high quality (being rated BBB or above or equivalent by a recognized rating agency) short-term money market instruments such as bank deposits, fixed or floating rate instruments (including but not limited to commercial paper), floating rate notes, certificates of deposit, debentures, asset backed securities and government or corporate bonds, cash and cash equivalents (including but not limited to treasury bills).
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject
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to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
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The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
4.15%	3rd Quarter 2015	-7.59%	1st Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-5.74%	-4.91%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
Citigroup 1-Month US Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.02%	0.02%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	First Quadrant, L.P.	Dori Levanoni	Portfolio Manager	April 2014
		Jeppe Ladekarl	Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation with reduced market correlation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	1.46%
Acquired Fund Fees and Expenses	0.10%
Total Annual Portfolio Operating Expenses	2.59%
Fee Waiver and/or Expense Reimbursement	-1.41%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.18%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.17% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Franklin Templeton K2 Global Absolute Return Portfolio	$120	$671	$1,249	$2,819
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 35% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio employs a flexible global asset allocation approach that aims to invest at least 40% of its assets in investments that are economically tied to a number of countries throughout the world. Under normal market conditions, the subadvisers may seek to achieve the Portfolio’s investment objective by: (1) investing in a diversified core portfolio of equity, fixed income, and alternative investments; and (2) strategically adjusting the Portfolio’s exposure to certain asset classes independent of the investment strategies that comprise the diversified core portfolio in a manner consistent with the Portfolio’s conditional risk overlay strategy. The Portfolio may invest in traditional asset classes, such as equity and fixed income investments, and certain alternative investment strategies, including, but not limited to, a hedge fund replication strategy and a risk premia strategy.
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The Portfolio may invest in varying combinations of assets, including: (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds (ETFs), and unit investment trusts (collectively referred to herein as Underlying Portfolios); (iii) certain structured notes and financial and derivative instruments, including total return swaps and futures contracts; and (iv) cash or cash-related instruments. Derivative instruments in which the Portfolio and Underlying Portfolios may invest include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio’s net obligations with respect to all swap agreements (i.e., the aggregate net amount owned by the Portfolio) may exceed 15% of its net assets.
Investment Process. K2/D&S Management Co., L.L.C. (K2) is responsible for managing the Portfolio’s tactical asset allocation, re-balancing the Portfolio’s allocations to the various asset classes and investment strategies described below, and cash management. K2 has discretion to change the targets and ranges set forth below, and also to determine whether to implement an investment strategy by investing directly in securities or by investing in Underlying Portfolios and/or ETFs. The investment strategies and the targets and ranges (expressed as a percentage of the Portfolio’s assets) for allocating the Portfolio’s assets among the investment strategies are as follows:
Investment Strategy	Target	Range
Global Equity Strategy	45%	20-60%
Multi-Sector Fixed Income Strategy	22%	20-50%
Hedge Fund Replication Strategy	18%	10-30%
Risk Premia Strategy	15%	10-30%
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
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The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Futures and Forward Contracts Risk. In the event the market value of portfolio holdings correlated with the futures contract increases rather than decreases, the Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract. Additionally, in the event that such securities decline in value or the Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, the Portfolio may realize a loss relating to the futures position.
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High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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Best Quarter:		Worst Quarter:
1.74%	4th Quarter 2015	-4.86%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-3.40%	-3.81%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	K2/D&S Management Co., L.L.C.	John Brooks Ritchey, Jr.	Senior Managing Director	April 2014
	Templeton Global Advisers Limited	Norman J. Boersma	Portfolio Manager	April 2014
	Franklin Advisers, Inc.	Roger Bayston	Portfolio Manager	February 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return made up of capital appreciation and income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.89%
Acquired Fund Fees and Expenses	0.45%
Total Annual Portfolio Operating Expenses	2.37%
Fee Waiver and/or Expense Reimbursement	-1.13%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.24%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.19% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Global Growth Allocation Portfolio	$126	$631	$1,163	$2,620
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 100% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio employs a flexible, global asset allocation approach. Under normal circumstances, the Portfolio seeks to invest approximately 40% of its total assets in countries other than the United States (and typically invests no less than 25% of its total assets in such countries), however these amounts may vary based on the subadviser’s views on investment opportunities and market outlook. It seeks to meet its investment objective through exposure to traditional asset classes, such as equity and fixed income investments, as well as alternative asset classes, such as investments in real estate, commodities, unconstrained multi-sector fixed income and alternative strategies (e.g., quantitative trend following managed futures). In addition, the Portfolio has a strategic long-term overweight to international, emerging and growth markets (such as China, India, Brazil, Russia, South
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Korea, Mexico, Indonesia and Turkey). Under normal circumstances, approximately 50-90% of the Portfolio’s assets will be invested to provide exposure to equity securities, equity strategies, or other strategies seeking a similar return as determined by the Portfolio’s subadviser. In addition, approximately 10-40% of the Portfolio’s assets will be invested to provide exposure to fixed income securities, fixed income strategies, or other asset classes and strategies that seek to mitigate risk, as determined by the Portfolio’s subadviser. These ranges relate to the Portfolio’s invested assets and do not include cash holdings. These exposures may be obtained through (i) investments in affiliated or unaffiliated investment companies (Underlying Portfolios), including exchange-traded funds (ETFs); (ii) the purchase of physical securities (such as common stocks and bonds); and (iii) the use of derivatives (such as futures contracts and currency forwards). Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The specific allocation of assets among equity and fixed income asset classes will vary from time to time, as determined by the Portfolio’s subadviser and reflect short- to medium-term tactical views. Each asset class or strategy may be either actively managed or fulfilled with Underlying Portfolios and ETFs based on the current asset size of the Portfolio and based on the discretion of the Portfolio’s subadviser.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
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The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
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Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
3.45%	4th Quarter 2015	-6.99%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-0.97%	1.13%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.35%	3.41%
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MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, LP	Kane Brenan	Portfolio Manager	April 2014
		Raymond Chan	Managing Director	April 2014
		Christopher Lvoff	Managing Director	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.63%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	0.05%
Total Annual Portfolio Operating Expenses	0.93%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Global Income Portfolio	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 158% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of fixed income instruments of US and foreign issuers (measured at the time of purchase).
The Portfolio also enters into transactions in currencies (including foreign currencies), typically through the use of forward contracts and swap contracts to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations. The Portfolio also may invest in other derivatives for both investment and hedging purposes. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Portfolio’s investments in derivatives may include futures, swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), to-be-announced contracts (TBAs), forward rate agreements (FRAs), repurchase agreements and options and currency forwards. The Portfolio may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
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The Portfolio may also employ money market instruments and affiliated mutual funds for cash management and asset allocations to specific sectors of the bond market.
Under normal market conditions, the Portfolio invests at least 40% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in foreign securities. Foreign securities include securities of issuers located outside of the securities quoted or denominated in a currency other than the US dollar.
The Portfolio is non-diversified under the Investment Company Act of 1940 and may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt
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may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management International	Iain Lindsay, PhD, CFA	Managing Director	July 2015
		Hugh Briscoe	Vice President	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.03%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Strategic Income Portfolio	$105	$328	$569	$1,259
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 264% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing primarily in US and foreign investment grade and non-investment grade fixed income investments. The Portfolio seeks both current income and capital appreciation as elements of total return. The Portfolio attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Portfolio uses short positions and derivatives for both investment and hedging purposes. The Portfolio may sell investments that the subadviser believes are no longer favorable with regard to these factors.
The Portfolio invests primarily in: US Government securities (such as US Treasury securities or Treasury inflation protected securities); non-US sovereign debt; agency securities; corporate debt securities; agency and non-agency mortgage-backed securities; asset-backed securities; custodial receipts; municipal securities; loans and loan participations; and convertible securities. The Portfolio’s investments in loans and loan participations may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt; (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Portfolio may invest in fixed income securities of any maturity.
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“Strategic” in the Portfolio’s name means that the Portfolio seeks both current income and capital appreciation as elements of total return. The Portfolio’s investments in derivatives may include, in addition to forward currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), and other forward contracts. The Portfolio may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
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The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
0.52%	2nd Quarter 2015	-1.43%	1st Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-2.25%	-2.71%

Index
Bofa ML US Dollar 3-Month LIBOR Constant Maturity Index	0.23%	0.23%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.23%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Jonathan Beinner	Chief Investment Officer	April 2014
		Michael Swell	Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST IVY ASSET STRATEGY PORTFOLIO
IMPORTANT NOTE: The Portfolio is closed to new investments
The Board of Trustees of the Trust recently approved a plan of liquidation of the Portfolio. The completion of the liquidation is subject to approval by the shareholders of a plan of substitution of the Portfolio. The proxy statement/prospectus relating to this transaction was mailed to Portfolio shareholders in March 2016 and a special meeting of Portfolio shareholders will be held during June, 2016. Assuming receipt of the required shareholder approval, it is expected that the Portfolio will be liquidated as of the close of business in June, 2016. If the Plan of Substitution is approved by Portfolio shareholders, contract owners will be allowed to transfer their assets out of the Portfolio prior to the liquidation, or their assets will automatically be transferred to the AST Money Market Portfolio pursuant to the Plan of Substitution.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.89%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	0.48%
Total Annual Portfolio Operating Expenses	1.62%
Fee Waiver and/or Expense Reimbursement	-0.41%
Total Annual Portfolio Operating Expenses after Fee Waiver and/or Expense Reimbursement(3)	1.21%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.21% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Ivy Asset Strategy Portfolio	$123	$471	$843	$1,887
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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal circumstances, the Portfolio pursues its investment objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, cash, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any geographic market. After determining its desired allocations, the Portfolio seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams, the ability to return capital to shareholders, and low balance sheet leverage. The Portfolio, however, may also invest in issuers with higher balance sheet leverage if the subadviser believes that the Portfolio will be appropriately compensated for the increased risk.
The Portfolio may invest in US and foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to various foreign markets through investments in these companies. The subadviser may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Portfolio also may invest up to 25% of its total assets in precious metals.
The subadviser may, when consistent with the Portfolio’s investment objective, seek to hedge market risk on equity securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to hedge market risk and manage and/or increase exposure to companies, sectors or equity markets, the subadviser may utilize various instruments including, but not limited to, the following: futures contracts; both long and short positions on foreign and US equity indexes; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and US equity indexes and/or on individual equity securities. In seeking to manage foreign currency exposure, the subadviser may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage event risks, the subadviser may utilize short futures on commodities, as well as on foreign and domestic equity indexes and option contracts, both written and purchased, on individual equity securities owned by the Portfolio. In seeking to manage the Portfolio’s exposure to precious metals, the Subadviser may utilize long and short futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals. The subadviser also may utilize derivatives for income enhancement purposes.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
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Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements
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comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
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MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Ivy Investment Management Company	Michael Avery	Executive Vice President and Portfolio Manager	July 2015
		Chace Brundige, CFA	Senior Vice President and Portfolio Manager	July 2015
		Cynthia Prince-Fox	Senior Vice President and Portfolio Manager	July 2015
*Note: Michael Avery has announced his intention to retire on or about June 30, 2016.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	1.89%
Total Annual Portfolio Operating Expenses	2.97%
Fee Waiver and/or Expense Reimbursement	-1.71%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.26%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Jennison Global Infrastructure Portfolio	$128	$757	$1,412	$3,168
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 89% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of US and foreign (non-US based) infrastructure companies.
The Portfolio defines an infrastructure company as any company that is categorized, based on Global Industry Classification Standards (GICS) industry classifications, as they may be amended from time to time, within the following industries: Aerospace and Defense, Air Freight and Logistics, Airlines, Building Products, Commercial Services and Supplies, Communications Equipment, Construction and Engineering, Construction Equipment, Diversified Telecommunication Services, Electric Utilities, Electrical Equipment, Energy Equipment and Services, Gas Utilities, Health Care Providers and Services, Independent Power Producers and Energy Traders, Industrial Conglomerates, Machinery, Marine, Metals and Mining, Multi-Utilities, Oil, Gas and Consumable Fuels, Rail and
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Road, Transportation Infrastructure, Water Utilities and Wireless Telecommunication Services, and the following infrastructure related real estate investment trusts (REITs) identified under GICS Sub-Industry classifications: Industrial REITs, Health Care REITs, and Specialized REITs. The Portfolio’s subadviser also may amend from time to time the GICS industries that are included in the Portfolio’s definition of an infrastructure company. Examples of assets held by infrastructure companies include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools, utilities such as electricity, gas distribution networks and water, and oil & gas pipelines.
The Portfolio’s investments in securities include, but are not limited to, common stocks, preferred stock, listed and unlisted American Depositary Receipts and similar receipts, rights, warrants, securities of real estate investment trusts, exchange-traded funds (ETFs), other registered investment companies, convertible securities, investments in various types of business ventures, including partnerships and joint ventures, master limited partnerships (MLPs) and MLP-related securities, and income and royalty trusts.
The Portfolio may invest in companies of any size. The Portfolio may invest without limitation in US companies and foreign companies (US and non-US dollar-denominated). The Portfolio typically invests in a number of different countries and may invest without limitation in companies domiciled in, that do business in or that trade in emerging markets. Under normal market circumstances, the Portfolio typically seeks to invest in at least three different countries and approximately 40% of total assets in countries other than the United States, however, this amount may vary based on the subadviser’s view on the investment opportunities and market outlook. The Portfolio may invest up to 20% of its total assets in structured notes. The Portfolio may not invest more than 25% of its net assets in derivative instruments. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio may invest up to 25% of its total assets in MLPs and MLP-related securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Master Limited Partnership (MLP) Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the MLP general partner’s right to require unitholders to sell their common units at an undesirable time or price.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
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Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
2.49%	1st Quarter 2015	-10.84%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-10.33%	-3.81%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Shaun Hong	Managing Director	April 2014
AST Investment Services, Inc.		Ubong Edemeka	Managing Director	April 2014
		Brannon P. Cook	Managing Director	July 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by
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influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	1.03%
Acquired Fund Fees and Expenses	0.10%
Total Annual Portfolio Operating Expenses	2.11%
Fee Waiver and/or Expense Reimbursement	-1.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.07%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Legg Mason Diversified Growth Portfolio	$109	$560	$1,038	$2,359
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 57% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers. QS Investors, LLC (“QS Investors”), one of the Portfolio’s subadvisers, is responsible for allocating the Portfolio’s assets among the strategies and the subadvisers as well as for implementing the Portfolio’s liquidity strategy described below. The Portfolio utilizes a “multi-manager” approach, whereby each subadviser provides day-to-day management of the portion of the Portfolio allocated to it. Each subadviser uses different investment strategies in managing Portfolio assets, acts independently from the others and uses its own methodologies for selecting investments. With the exception of QS
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Investors, no more than 30% of the Portfolio’s assets will be allocated by QS Investors to any single subadviser. QS Investors also may invest the Portfolio’s assets in pooled investment vehicles, as described below, in order to gain exposure to particular asset classes.
Over time the Portfolio’s assets may be allocated to the following subadvisers to be managed in the strategies listed below:
Subadviser	Strategy
QS Investors	QS Investors International Equity Income Strategy QS Investors US Large Cap Equity Income Strategy QS Investors US Small Cap Equity Income Strategy QS Investors Emerging Markets Equity Income Strategy
Brandywine Global Investment Management, LLC (“Brandywine Global”)	Brandywine Dynamic Large Cap Value Strategy Brandywine Global Opportunities Bond Strategy
ClearBridge Investments, LLC (“ClearBridge”)	ClearBridge Aggressive Growth Strategy ClearBridge Small Cap Value Strategy ClearBridge International Value Equity Strategy
Western Asset Management Company/Western Asset Management Company Limited (“Western Asset”)	Western Asset Core Plus Bond Strategy Western Asset High Yield Bond Strategy
The Portfolio allocates, under normal circumstances, approximately 85% of its net assets to equity strategies and 15% of its net assets to fixed income strategies. This mix may vary over shorter time periods under normal circumstances; the equity portion may range between 80- 90% of the Portfolio’s total assets and the fixed income portion between 10-20% of the Portfolio’s total assets. The Portfolio’s equity investments include “common stock” investments in larger, more established companies as well as in small and medium-sized companies in both developed and emerging economies. Up to 40% of the equity portion of the Portfolio may be allocated to investment strategies that are invested primarily in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio may be allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market debt securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies. The subadvisers seek exposure to the relevant asset classes by investing the Portfolio’s assets in varying combinations of: (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies and exchange-traded funds (ETFs); and (iii) certain structured notes and financial and derivative instruments, including swap agreements. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Portfolio’s equity portion also includes an allocation to a liquidity strategy to provide liquid exposure to applicable equity benchmark indices. QS Investors typically allocates approximately 10% of the Portfolio’s total net assets to the liquidity strategy. The liquidity strategy’s investments may include (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to-be-announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts and options thereon to provide liquid exposure to the applicable equity benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds in order to satisfy all applicable margin requirements for futures contracts and other liquidity strategy investments and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the 10% allocation due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
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Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
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Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
3.24%	4th Quarter 2015	-5.63%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (11/24/14)
Portfolio	-0.90%	-1.18%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	1.05%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.36%	-0.70%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	QS Investors, LLC*	Y. Wayne Lin	Portfolio Manager and Head of Multi-Asset Portfolio Management Strategy	November 2014
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Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Thomas Picciochi, CAIA	Portfolio Manager and Head of Multi-Asset Portfolio Management and Trading	November 2014
		Ellen Tesler	Portfolio Manager and Member of Multi-Asset Portfolio Management and Trading Team	November 2014
		Stephen A. Lanzendorf, CFA	Portfolio Manager and Head of Active Equity Portfolio Management Strategy	November 2014
		Joseph S. Giroux	Portfolio Manager and Member of Active Equity Portfolio Management Team	November 2014
		Luke Manley, CFA	Portfolio Manager and Member of Active Equity Portfolio Management Team	November 2014
		Austin M. Kairnes III	Portfolio Manager and Member of Active Equity Portfolio Management Team	November 2014
	Brandywine Global Investment Management, LLC			November 2014
	ClearBridge Investments, LLC			November 2014
	Western Asset Management Company/ Western Asset Management Company Limited			November 2014
* The Active Equity Portfolio Management Team of QS Investors, LLC (QS Investors provides management support for the assets in the Portfolio that are managed by QS Investors. Members of the investment team may change from time to time. Mr. Lanzendorf, Mr. Giroux, Mr. Manley and Mr. Kairnes are responsible for the strategic oversight of investments in those portions of the Portfolio that are managed by QS Investors. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the portions of the Portfolio managed by QS Investors comply with the Portfolios investment objective, guidelines and restrictions.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST MANAGED ALTERNATIVES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation with a focus on downside protection.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses(2)	6.23%
Acquired Fund Fees and Expenses	1.26%
Dividend Expense and Broker Fees and Expenses on Short Sales	0.07%
Total Annual Portfolio Operating Expenses	7.71%
Fee Waiver and/or Expense Reimbursement	-6.17%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.54%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) does not exceed 1.47% of the Portfolio’s average daily net assets through June 30, 2017. The waiver in the table above is 6.17%, rather than 6.24%, because the waiver does not apply to 0.07% of the acquired fund fees and expenses, which accounts for dividend expenses and broker fees and expenses on short sales at the acquired fund level. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Managed Alternatives Portfolio	$157	$1,709	$3,178	$6,517
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 0% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of underlying investment companies (the Underlying Portfolios). Under normal market conditions, the Portfolio allocates its assets among Underlying Portfolios that employ liquid alternative
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investment strategies. Liquid alternative strategies are those that do not purely pursue long-only investing in equities or debt instruments, and engage in techniques or asset classes that differentiate them from fully-paid-for long-security investments. The Underlying Portfolios primarily include other portfolios of the Trust, but may also include, to a lesser extent, other affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds.
The Portfolio seeks to achieve its investment objective by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The Portfolio allocates its assets among the following Underlying Portfolios:
Underlying Fund Portfolio	Allocation[1]
AST FQ Absolute Return Currency	25%
AST Goldman Sachs Strategic Income	10%
AST Morgan Stanley Multi-Asset	15%
AST Neuberger Berman/Long Short	30%
AST Wellington Management Real Total Return	20%
1 The allocations referenced in this table may change over time.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to
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terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2015
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	July 2015
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TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST MANAGED EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	1.29%
Acquired Fund Fees and Expenses	1.02%
Total Annual Portfolio Operating Expenses	2.46%
Fee Waiver and/or Expense Reimbursement	-1.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.26%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Managed Equity Portfolio	$128	$652	$1,202	$2,705
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 30% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in Underlying Portfolios that invest primarily in equity and equity-related securities, including exchange-traded funds (ETFs). Under normal circumstances, the Portfolio invests: 10-90% of its assets in Underlying Portfolios that invest primarily in domestic equity and equity-related securities; 10-90% of its assets in Underlying
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Portfolios that invest primarily in international equity and equity-related securities; and up to 30% of its assets in other Underlying Portfolios, such as portfolios that invest globally in equity securities of companies in particular sectors or industries.
The Portfolio may also invest up to 10% of its assets in an overlay sleeve to provide particular exposures such as to sectors, countries or industries, and also to provide liquidity. The overlay sleeve may invest directly in securities, ETFs and other instruments, including swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions (collectively, derivatives). In addition, the Underlying Portfolios and ETFs in which the Portfolio invests, may, to varying degrees, also invest in derivatives.
The asset allocation strategy is determined by the Portfolio’s subadviser. The Portfolio’s subadviser may allocate the Portfolio’s investments among various asset classes in different proportions at different times. The Portfolio’s subadviser exercises a dynamic tactical allocation strategy in the investment of the various asset and sub-asset classes based upon market and economic conditions. The selection of specific combinations of Underlying Portfolios for the Portfolio generally is determined by the Portfolio’s investment manager. The Portfolio’s investment manager employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the asset allocation strategy for the Portfolio.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
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Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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Best Quarter:		Worst Quarter:
4.30%	4th Quarter 2015	-9.46%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-1.45%	1.07%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Portfolio Manager	April 2014
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Portfolio Manager	April 2014
	Quantitative Management Associates, LLC	Edward L. Campbell, CFA	Portfolio Manager, Principal	April 2014
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	April 2014
		Ted Lockwood	Portfolio Manager, Managing Director	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST MANAGED FIXED INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.67%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses	1.57%
Fee Waiver and/or Expense Reimbursement	-0.32%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.25%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Managed Fixed Income Portfolio	$127	$464	$825	$1,840
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 52% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio is a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in Underlying Portfolios that invest primarily in fixed income assets. Under normal circumstances, the Portfolio invests 50-100% of its assets in Underlying Portfolios that invest primarily in core bonds and up to 50% of its assets in Underlying Portfolios that invest primarily in other fixed income securities. Underlying Portfolios may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
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The Portfolio may also invest up to 10% of its assets in an overlay sleeve to provide particular exposures such as to sectors, countries or industries and to provide liquidity. The overlay sleeve may invest directly in fixed income instruments, exchange-traded funds (ETFs) and other instruments, including swaps, options or futures on a security or an index of securities, or enter into forward foreign currency transactions (previously defined as derivatives). In addition, the portfolios and ETFs in which the Underlying Portfolio invests, may, to varying degrees, also invest in derivatives.
The asset allocation strategy is determined by the Portfolio’s subadviser. The Portfolio's subadviser may allocate the Portfolio's investments among various asset classes in different proportions at different times. The Portfolio's subadviser exercises a dynamic tactical allocation strategy in the investment of the various asset and sub-asset classes based upon market and economic conditions. The selection of specific combinations of Underlying Portfolios for the Portfolio is generally determined by the Portfolio’s investment manager. The Portfolio’s investment manager employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the asset allocation strategy for the Portfolio.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
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Best Quarter:		Worst Quarter:
0.99%	1st Quarter 2015	-1.48%	2nd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-1.59%	-0.54%

Index
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.23%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Portfolio Manager	April 2014
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Portfolio Manager	April 2014
	Quantitative Management Associates LLC	Edward L. Campbell, CFA	Portfolio Manager, Principal	April 2014
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	April 2014
		Marcus M. Perl	Portfolio Manager, Vice President	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST MORGAN STANLEY MULTI-ASSET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.04%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	1.85%
Total Annual Portfolio Operating Expenses	3.14%
Fee Waiver and/or Expense Reimbursement	-1.72%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.42%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2017. The expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Morgan Stanley Multi-Asset Portfolio	$145	$807	$1,495	$3,329
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 170% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. To pursue its investment objective, the Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. The Portfolio takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Portfolio may implement these positions either directly by purchasing securities or through the use of derivatives.
The Portfolio may at times invest a substantial portion of its assets in one or more countries (including emerging market countries) or regions. The Portfolio's investments may be US and non-US dollar denominated.
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The Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States. In addition, the Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.”
The Portfolio may invest in asset-backed securities. The Portfolio may also invest in restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds (ETFs).
The Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, for hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps (including primarily total return swaps, interest rate swaps, and credit default swaps), structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. At times, the Portfolio may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Portfolio are counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Portfolio is non-diversified under the Investment Company Act of 1940 and may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
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Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.
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Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Morgan Stanley Investment Management, Inc.	Cyril Moullé-Berteaux	Managing Director	July 2015
		Mark Bavoso	Managing Director	July 2015
		Sergei Parmenov	Managing Director	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO
INVESTMENT OBJECTIVE
The primary investment objective of the Portfolio is to seek long term capital appreciation with a secondary objective of principal preservation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.04%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2) Dividend Expense and Broker Fees and Expenses on Short Sales Remainder of Other Expenses	0.23% 1.02%
Total Annual Portfolio Operating Expenses	2.54%
Fee Waiver and/or Expense Reimbursement	-0.89%
Total Annual Portfolio Operating Expenses after Fee Waiver and/or Expense Reimbursement(3)	1.65%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman Long/Short Portfolio	$168	$706	$1,271	$2,809
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 66% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objectives primarily by taking long and short positions in the global securities markets. Under normal market conditions, the Portfolio uses long or short positions in common and preferred equity securities, exchange-traded funds (ETFs) and fixed income securities. The Portfolio also uses derivatives, including long and short positions from futures contracts on stock indices, total return swaps on individual securities and indices, foreign currency forward contracts and call and put options on individual securities and indices including writing (selling) calls against positions in the Portfolio (covered calls) or writing
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(selling) puts on securities. Short positions involve selling a security the Portfolio does not own or buying a derivative on a security in anticipation that the security’s price will decline. The Portfolio may invest in securities of, and derivative contracts on, US and non-US companies. Futures, swaps, forwards or options may be used in an attempt to increase returns and/or reduce risks. The equity securities in which the Portfolio invests are generally those of companies with market capitalizations of at least $250 million, measured at the time the Portfolio first invests in them. The Portfolio may continue to hold or add to a position in a stock after the company’s market value has fallen below $250 million. The Portfolio’s typical investment exposure ranges from net long exposure of 150% of net asset value (NAV) to net short exposure of 20% of NAV. For example, if the Portfolio’s long portfolio provides long investment exposure of 70% of its NAV and its short portfolio provides short investment exposure of 40% of its NAV, the Portfolio would have a net long exposure of 30% of NAV. The Portfolio may sell short an instrument in which it can invest long.
With respect to any portion of the Portfolio’s assets invested in long equity positions, the subadviser generally invests in companies which it believes are undervalued and possess one or more of the following characteristics: (i) companies with strong competitive positions in industries with attractive growth prospects; (ii) companies with the ability to generate sustainable cash flows which are growing at a modest rate over the long-term; (iii) companies whose market price is below the subadviser’s estimate of the company’s intrinsic value; and (iv) companies with the potential for a catalyst, such as a merger, liquidation, spin off, or management change. The subadviser’s estimate of a company’s intrinsic value represents its view of the company’s true, long-term economic value (the value of both its tangible and intangible assets), which may be currently distorted by market inefficiencies. In establishing long equity positions, the Portfolio may utilize stock index futures and total return swaps and options on individual securities and indices.
With respect to any portion of the Portfolio’s assets invested in short equity positions, the subadviser employs short positions in an attempt to increase returns and/or to reduce risk. The subadviser’s use of short positions to increase returns and/or reduce certain risks may include, among others: (i) short sales of ETFs representing macro-economically challenged markets, industries or geographies; (ii) short sales of the equity securities of companies that the subadviser expects to decline in price, lose economic value or generally underperform; or (iii) short positions designed to offset cyclical, currency, or country-specific risks, including, but not limited to, short positions in stock index futures.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives
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may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions.
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Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
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MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Neuberger Berman Investment Advisers LLC	Charles Kantor	Portfolio Manager	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.56%
Acquired Fund Fees and Expenses	0.71%
Total Annual Portfolio Operating Expenses	2.50%
Fee Waiver and/or Expense Reimbursement	-1.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.50%
(1)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Prudential Flexible Multi-Strategy Portfolio	$153	$683	$1,241	$2,761
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Portfolio gains exposure to these categories and investment strategies by utilizing, in varying combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of the Trust and exchange-traded funds (ETFs)(collectively referred to as Underlying Portfolios); (ii) subadvisers to directly manage investments in securities including, but not limited to equity and equity-related securities, debt, derivatives and money market instruments; and (iii) investment in certain financial and derivative instruments. The Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust.
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The asset allocation strategy is determined by the Portfolio’s subadviser. The Portfolio’s subadviser exercises a flexible strategy in the selection of asset classes and/or strategies, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class and/or strategy, as listed below, in relative proportions that change over time based upon market and economic conditions.
Strategy	Description
Equities
US Equity 130-30	This strategy utilizes a long/short investment approach. The strategy shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The strategy normally invests (take long positions) at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. The strategy targets approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Market Participation Strategy	This strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure through investments in options and futures.
Europe, Australia, Far East (EAFE) All Cap Strategy	This strategy invests in equity and equity-related securities of international equity companies across all market capitalizations. The Portfolio’s subadviser employs a quantitatively driven, bottom up investment process.
Emerging Markets	This strategy involves investments in equity and equity-related securities of emerging market companies. Emerging market companies are those relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.
Fixed Income
Core Bonds	This strategy invests in intermediate and long-term debt obligations and high quality money market instruments debt obligations including, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.
High Yield Bonds	This strategy seeks to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities.The Portfolio’s subadviser emphasizes sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.
Global Aggregate Plus	This strategy seeks total return through a diversified portfolio participating in a wide array of global fixed income sectors, interest rates, currencies and derivatives, using the Barclays Capital Global Aggregate Index as a benchmark.
Real Assets
Global Real Estate	This strategy invests in in equity-related securities of real estate companies including companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.
Infrastructure	This is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends.
Global Natural Resources	This strategy seeks to invest in global natural resources companies. Natural resource companies are U.S. and foreign (non-U.S. based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.
Master Limited Partnerships (MLPs)	This strategy seeks to invest in MLP investments. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments.
Treasury Inflation Protected Securities (TIPS)	The TIPS strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively-driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Barclays U.S. Treasury Inflation Protected Index.
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Strategy	Description
Alternatives
Market Neutral	The Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks.
Global Absolute Return	Unconstrained by a benchmark, the strategy seeks positive returns over the long term, regardless of market conditions, by participating in a wide range of global fixed income sectors, interest rates, currencies and derivatives.
Overlay
Overlay Tactical Sleeve Strategy	A Portfolio overlay sleeve utilized for liquidity and allocation changes
Each asset class and/or strategy may be either actively managed or fulfilled with Underlying Portfolios based on current asset size of the Portfolio and based on the discretion of the subadviser.
The Portfolio may buy or sell swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions (collectively, derivatives). The Portfolio may utilize derivatives for liquidity and allocation changes. The Portfolio may also use derivatives to enhance return or gain exposure to various markets, in which case their use may involve leveraging risk. In addition, the Underlying Portfolios in which the Portfolio invests may, to varying degrees, also invest in derivatives. Derivatives may include mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index, futures, other futures contracts and options thereon. The Portfolio or the Underlying Portfolios may engage in short selling.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a
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larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign
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exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Master Limited Partnership (MLP) Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the MLP general partner’s right to require unitholders to sell their common units at an undesirable time or price.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
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Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
5.29%	1st Quarter 2015	-3.69%	3rd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	0.00%	3.48%

Index
Blended Index (reflects no deduction for fees, expenses or taxes)	-0.66%	1.24%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-1.84%	0.32%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward L. Campbell, CFA	Portfolio Manager, Principal	April 2014
		Devang Gambhirwala	Portfolio Manager, Principal	April 2014
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Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		Joel M. Kallman, CFA	Portfolio Manager, Vice President	April 2014
		Edward F. Keon, Jr.	Portfolio Manager, Managing Director	April 2014
		Jacob Pozharny, PhD	Portfolio Manager, Managing Director	April 2014
	Jennison Associates LLC	Jay Saunders	Managing Director	April 2014
		Neil P. Brown, CFA	Managing Director	April 2014
		Ubong Edemeka	Managing Director	April 2014
		Shaun Hong, CFA	Managing Director	April 2014
	PGIM, Inc./PGIM, Limited*	Michael J. Collins, CFA	Managing Director and Senior Investment Officer	April 2014
		Robert Tipp, CFA	Managing Director	April 2014
		Craig Dewling	Managing Director and Portfolio Manager	April 2014
		Erik Schiller, CFA	Managing Director	January 2016
		Gary Wu, CFA	Vice President and Portfolio Manager	January 2016
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Acquired Management Fees	0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.05%
Fee Waiver and/or Expense Reimbursement	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.01%
(1)The Portfolio commenced operations on January 5, 2015.
(2)The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any waiver) and other expenses (including distribution fees, and excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.995% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST QMA International Core Equity Portfolio	$103	$330	$575	$1,279
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 105% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices.
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The Portfolio employs an equity investment strategy using a quantitatively driven, bottom up investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. The Portfolio’s subadviser constructs a portfolio that seeks to maximize the Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
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Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Jacob Pozharny, PhD	Managing Director, Portfolio Manager	January 2015
		Wen Jin, PhD	Principal, Portfolio Manager	January 2015
		John Van Belle, PhD	Managing Director, Portfolio Manager	January 2015
		Vlad Shutoy	Portfolio Manager	October 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
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FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation and secondarily, income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	2.27%
Acquired Fund Fees and Expenses	0.07%
Total Annual Portfolio Operating Expenses	3.32%
Fee Waiver and/or Expense Reimbursement	-2.27%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.05%
(1)The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2017. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the Portfolio’s average daily net assets. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Diversified Real Growth Portfolio	$107	$810	$1,536	$3,460
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Portfolio invests primarily in common stock of larger, more established companies, which are defined as companies with a market capitalization above $3 billion. The Portfolio may also invest in securities of smaller-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion, whereas small and medium-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the total Portfolio may be invested in non-US dollar denominated
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equity securities. Up to 20% of the total Portfolio may be allocated to a real assets equity segment. The real assets equity segment invests in stocks of companies that derive a significant portion of their income from real assets. Real assets are investment options that are characterized by the fact that they are tangible, such as commodities. The fixed income portion of the Portfolio is allocated among investment grade securities (50-100% of the bond portion). The Portfolio may also invest up to 50% of the fixed income portion in a combination of high yield or “junk” bonds, non-US dollar denominated bonds and/or emerging market debt securities. A portion of the fixed income holdings may also include TIPS, or Treasury Inflation-Protected Securities, TBAs (“to be announced”) and various investment companies in accordance with regulatory limits. The Portfolio may invest up to 10% of the total portfolio in cash reserves. Cash reserves may consist of US-dollar and non US-dollar denominated securities and money market vehicles. The Portfolio’s maximum combined exposure to non-US dollar denominated equity and fixed income securities is 50% of the Portfolio’s net assets. The Portfolio may also invest in derivative instruments for both investment and hedging purposes. The Portfolio’s investments in derivatives may include futures, equity and fixed income futures, foreign currency contracts, options and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Portfolio’s use of options often involves writing (i.e., selling) index call options on a US large-cap stock index in an effort to enhance risk-adjusted returns, although the portfolio may buy or sell options for other purposes. This index option overlay strategy is generally designed to provide less overall risk than a pure equity portfolio.
As part of the Portfolio’s index option overlay strategy, the Portfolio writes short-term S&P 500 Index call options in an effort to lower direct equity exposure and enhance risk adjusted returns, and the Portfolio may manage this equity exposure through the use of equity index futures. The strategy, which currently involves writing calls on the Standard & Poor’s 500 Index and managing the strategic equity exposure with equity futures, provides an alternative way of being compensated for bearing the downside risk of equities. As the seller of an index call option, the Portfolio receives a premium from the purchaser, who has the right to any appreciation in the value of the index over a fixed price (the “strike price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Portfolio retains the premium and, if the purchaser exercises the option, the Portfolio pays the purchaser the difference between the value of the index and the exercise price of the option. The options written by the Portfolio will typically be rolled over on a monthly basis – for example, by purchasing a previously written option (which closes an existing option position) and writing a new option. In addition to writing index call options, the Portfolio’s option overlay strategy could also involve the buying or selling of both put and call options. The strategy may also buy or sell equity index futures to manage the overall equity exposure.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
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Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
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Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and government regulations, natural forces, global economic cycles, and international politics.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
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Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
4.01%	4th Quarter 2015	-6.90%	3rd quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (04/28/14)
Portfolio	-0.19%	2.25%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	1.39%	7.25%
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price International Ltd – Tokyo; and T. Rowe Price Hong Kong Limited	Charles Shriver, CFA	Vice President and Portfolio Manager	April 2014
		Toby Thompson, CFA	Vice President and Portfolio Manager	April 2014
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to provide consistent excess returns over the Barclays Global Aggregate Bond Index (USD Hedged).
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.63%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	0.05%
Total Annual Portfolio Operating Expenses	0.93%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Global Bond Portfolio	$95	$296	$515	$1,143
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 16% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. The Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Portfolio seeks to generate excess returns relative to the Barclays Global Aggregate Index (USD Hedged). The Portfolio’s global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed
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securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Portfolio’s bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities. The Portfolio is diversified by country, and issuer. The Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to
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terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
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Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company LLP	Mark Sullivan, CFA, CMT	Senior Managing Director and Portfolio Manager	July 2015
		John Soukas	Senior Managing Director and Portfolio Manager	July 2015
		Edward Meyi, FRM	Managing Director and Portfolio Manager	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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SUMMARY: AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term real total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.04%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses(2)	1.23%
Acquired Portfolio Fees and Expenses	0.03%
Total Annual Portfolio Operating Expenses	2.55%
Fee Waiver and/or Expense Reimbursement	-1.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.45%
(1)The Portfolio commenced operations on July 13, 2015.
(2)Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.
(3)The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2017. The expense limitation may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Wellington Management Real Total Return Portfolio	$148	$689	$1,257	$2,803
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal period ended December 31, the Portfolio's turnover rate was 58% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its objective by actively allocating the Portfolio’s assets to multiple global asset classes, including fixed income, currencies, commodities, and equities, that the subadviser believes exhibit attractive valuations and attractive technical characteristics. In addition, the Portfolio allocates a portion of its assets to specialized investment teams within the subadviser that the subadviser believes will generate attractive total returns that are uncorrelated to one another. The Portfolio also seeks to actively manage the overall
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risk of the Portfolio in an effort to provide consistent positive total returns that outpace inflation over the long term, with moderate volatility and low correlation to equities, as represented by the S&P 500 Index, over a full market cycle. There is no guarantee that the Portfolio will achieve its goal of positive total returns.
The Portfolio may invest in fixed income securities and cash and cash equivalents, including, but not limited to, sovereign debt, agency securities, supranational investments, mortgage-backed securities, “to-be-announced” securities, corporate debt, asset-backed securities, bank loans, convertible bonds, and other fixed-income instruments, as well as derivatives related to interest rates and fixed-income securities. These fixed-income instruments could include non-investment grade debt obligations (also known as “junk bonds”) and emerging market debt obligations. The Portfolio may invest in fixed income securities of any maturity or duration.
The Portfolio may also invest directly in listed and unlisted equity and equity related securities, including, but not limited to, common stock, preferred stock, depositary receipts inclusive of commodity indexes (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), index-related securities (including exchange-traded funds) and exchange traded notes (ETNs), real estate investment structures (including real estate investment trusts)), convertible bonds, convertible preferred stock, rights, warrants, and similarly liquid equity equivalents. The Portfolio may invest in equity securities of issuers with any market capitalization.
The Portfolio may make significant use of derivative transactions. The Portfolio uses derivatives in pursuit of its investment objective, to manage portfolio risk and/or to replicate securities the Portfolio could buy directly. The Portfolio may actively manage market exposure through the use of derivatives, which may include futures (on asset classes or indices including volatility indices), forwards, options, swaps (total return swaps, credit default swaps, interest rate swaps, and swap options), structured notes and spot transactions. Derivatives will be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
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Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets.  Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity and price volatility.  Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
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Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
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MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Wellington Management Company LLP	Steve Gorman, CFA	Senior Managing Director; Director, Tactical Asset Allocation, Global Multi-Asset Strategies; and Portfolio Manager	April 2016
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE TRUST
About the TRUST and its Portfolios
This prospectus provides information about the Trust and its separate portfolios. The Portfolios of the Trust which are discussed in this prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act), unless herein noted otherwise.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this Prospectus, except AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio for which PI serves as the sole investment manager. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. ASTIS and PI have retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. When used in this Prospectus, the “Manager” refers to (a) PI with respect to the AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio; and (b) PI and ASTIS, collectively, with respect to the AST Managed Equity Portfolio, the AST Managed Fixed Income Portfolio and the AST Jennison Global Infrastructure Portfolio.
More information about the Manager, each Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. As of the date of this prospectus, shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.
A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days' prior written notice to shareholders of any change in an 80% policy based on the Portfolio's name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.
AST AB GLOBAL BOND PORTFOLIO
Investment Objective: to seek to generate current income consistent with preservation of capital.
Principal Investment Policies
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed-income securities. The Portfolio invests in a broad range of fixed-income securities in both developed and emerging markets (in at least three countries), with investments denominated in either local currency or the US dollar. The percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency vary in accordance with assessments of the relative yield and appreciation potential of various securities and currencies relative to the US dollar. The Portfolio invests at least 40% of its assets in non-US companies under normal circumstances. In determining whether a company is a non-US company, the subadviser will evaluate the issuer’s “country of risk.” The issuer’s “country of risk” will be determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Portfolio can invest across all fixed-income sectors, including US and non-US government securities, and across a range of maturities. The Portfolio may use borrowings or other leverage for investment purposes. The Portfolio is actively managed. The Portfolio takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
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Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed income securities rated investment grade at the time of investment, and may invest up to 25% of its net assets in below investment grade fixed income securities (commonly known as “junk bonds”).
The Subadviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Subadviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Subadviser actively manages the Portfolio’s assets in relation to market conditions and general economic conditions and adjusts the Portfolio’s investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency vary in accordance with assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.
The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.
The Portfolio may invest, without limit, in derivatives including, but not limited to futures (including bond, currency, equity, index and interest rate futures), currency forwards, options (swap options, options on currencies and options on currencies) and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Portfolio may invest in derivatives to manage the Portfolio’s overall risk exposure. The Portfolio also uses derivatives to obtain leverage (market exposure in excess of the Portfolio’s assets). In seeking to manage foreign currency exposure, the Portfolio may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage event risks, the Portfolio may utilize short futures on commodities, as well as on foreign and domestic equity indexes and option contracts, both written and purchased, on individual equity securities owned by the Portfolio.
AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO
Investment Objective: to seek to maximize current income with consideration for capital appreciation.
Principal Investment Policies
In pursuing its investment objective, the Portfolio invests up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Portfolio may also invest significantly in the equity and/or fixed income mutual funds (Underlying Portfolios) and exchange-traded funds (ETFs) that may or may not be affiliated with the Portfolio’s subadviser. The allocation of assets to the equity and fixed income segments of the Portfolio may be determined by the subadviser through its proprietary volatility control process that seeks to reduce risk when the subadviser expects market volatility to exceed normal ranges. The Portfolio may allocate assets without limitation to cash or short-term fixed income securities, and away from riskier assets such as equity and high yield fixed income securities. When volatility decreases, the Portfolio may move assets out of cash and back into riskier securities. The Portfolio may, at times, invest significantly in cash.
With respect to the Portfolio’s equity investments, the Portfolio may invest in common stock, preferred stock, securities convertible into common and preferred stock, and non-convertible preferred stock, or underlying funds and ETFs that invest in such securities and stock. The Portfolio generally invests in dividend paying stocks. From time to time, the Portfolio may invest in shares of companies through initial public offerings (IPOs). The Portfolio may invest in securities of both US and non-US issuers without limit, which can be US dollar based or non-US dollar based and may be currency hedged or unhedged. The Portfolio may invest in securities of companies of any market capitalization.
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With respect to the Portfolio’s fixed income investments, the Portfolio may invest in individual fixed income securities, or underlying funds and ETFs that invest in such securities, to an unlimited extent. The Portfolio may invest in fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations, or in Underlying Portfolios and ETFs that invest in such fixed income securities. The Portfolio (and Underlying Portfolios and ETFs in which the Portfolio invests) may also invest significantly in non-investment grade bonds (high yield, junk bonds or distressed securities), non-investment grade bank loans, non-dollar denominated bonds and bonds of emerging market issuers. The Portfolio’s investments, including investments by the Underlying Portfolios and ETFs, in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Portfolio (or the underlying funds or ETFs in which the Portfolio invests) will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P) or Ba or lower by Moody’s Investors Services, Inc. (Moody’s)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The average portfolio duration of the Portfolio will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The Portfolio may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into total return swaps and foreign currency transactions. The Portfolio typically uses these derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives to enhance return, in which case their use may involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Underlying Portfolios and ETFs in which the Portfolio invests may, to varying degrees, also invest in derivatives. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio may also engage in option writing to generate additional income in the Portfolio.
The Portfolio may invest up to 15% of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). The Portfolio may also invest in master limited partnerships (MLPs) that are generally in energy-related industries and in US and non-US real estate investment trusts (REITs), structured products, including structured notes that provide exposure to covered call options or other types of financial instruments, and floating rate securities (such as bank loans).
Each segment of the Portfolio may be either actively managed or fulfilled with Underlying Portfolios and ETFs based on the current asset size of the Portfolio and based on the discretion of the subadviser. As of the date of this prospectus, the portfolio may be exclusively invested in Underlying Portfolios and ETFs that are affiliated with the subadviser.
Pursuant to an exemptive order (Order) granted by the SEC, the Portfolio is permitted to invest in unaffiliated funds beyond the limitations of Section 12(d)(1)(A)(i) of the Investment Company Act of 1940, subject to the conditions of the Order, including that the Portfolio and the unaffiliated fund enter into a participation agreement stating, without limitation, that the respective Board and investment adviser understand the terms and conditions of the Order and agree to fulfill their responsibilities under the Order.
Additional Investments & Strategies
The Portfolio may incorporate a proprietary volatility control process that seeks to reduce risk when market volatility is expected to exceed normal ranges. The Portfolio may allocate assets without limitation into cash or short-term fixed income securities, and away from riskier assets such as equity and high yield fixed income securities. When volatility decreases, the Portfolio may move assets out of cash and back into riskier securities. The Portfolio may, at times, invest significantly in cash.
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The Portfolio may also engage in active and frequent trading of portfolio securities to achieve its investment objective.
The Portfolio’s subadviser tactically allocates to asset classes around the world that are deemed to offer attractive levels of income relative to the level of expected risk. In selecting equity investments, the management team generally uses a bottom up approach, with an emphasis on dividend yield, in addition to standard analysis of earnings growth and valuation. The Portfolio invests in stocks that the management team believes offer attractive returns through long-term capital appreciation and income. The Underlying Portfolios are selected primarily to achieve the target sector allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other Underlying Portfolios are considered in the selection process. In selecting Underlying Portfolios and fixed-income investments, the management team evaluates sectors of the bond market including, but not limited to, US Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The portfolio management team may shift the Portfolio’s assets among these various sectors based upon changing market conditions. Securities and underlying funds are purchased for the Portfolio when the management team believes that they have the potential for above-average total return.
AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO
Investment Objective: to seek to pursue consistent total returns by allocating risks across multiple asset classes.
Principal Investment Policies
The Portfolio, under normal circumstances, seeks to achieve its investment objective by allocating portfolio risk across multiple asset classes in US and non-US markets with the goal of generating consistent risk-adjusted returns. For these purposes, risk is the expected volatility (i.e., dispersion of returns) of a security, market, index, or asset class, as determined by the Portfolio’s Subadviser.
The Portfolio employs quantitative and fundamental methods to identify distinct market environments and creates a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. In addition to strategic risk allocations based on the market environment, the Subadviser may make tactical adjustments within and among asset classes and pursue opportunistic strategies in response to changing market, economic, or other conditions.
The Portfolio may use a variety of security and instrument types to gain exposure to equity securities, inflation-hedging assets, and fixed income securities (generally consisting of fixed income securities issued by governments, which are referred to as interest rate assets, and other fixed income securities, which are referred to as spread assets). The equity securities in which the Portfolio may invest include direct or indirect investments in common stocks, preferred stocks, and convertible securities. The inflation-hedging assets in which the Portfolio may invest include direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives or notes, inflation-linked bonds and real estate investment trusts. The fixed income assets in which the Portfolio may invest include direct and indirect investments in corporate bonds, structured securities (including asset-backed securities, mortgage-backed securities, and collateralized loan obligations), securities in the to-be-announced market, dollar rolls, exchange-traded notes (including both leveraged and inverse notes), equity- or index-linked notes, sovereign debt obligations (including emerging market sovereign debt obligations), US Government securities, repurchase agreements, and reverse repurchase agreements. The Subadviser determines, in its discretion, the categorization of any investment (or portion thereof) within one or more of the general asset class categories.
The Portfolio may invest in securities and instruments issued by both US and non-US entities, including issuers in emerging market countries. The Portfolio may also invest in currencies. The Portfolio may invest in companies that have market capitalizations of any size. The Portfolio may invest in fixed income securities of any maturity (and does
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not seek to maintain a particular dollar-weighted average maturity) and of any credit quality, including investments that are rated below investment-grade or are deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).
The Portfolio may invest in derivatives, including futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Portfolio may invest in derivatives to manage the Portfolio’s overall risk exposure. The Portfolio also uses derivatives to obtain leverage (market exposure in excess of the Portfolio’s assets). The Portfolio may utilize significant amounts of leverage within certain asset classes and during certain market environments in order to maintain attractive expected risk-adjusted returns while adhering to the Portfolio’s risk allocation framework. The Subadviser anticipates that the Portfolio’s net notional investment exposure will be approximately 150% of the net assets of the Portfolio in the market environment that the Subadviser expects to be the most frequent, although leverage may be significantly higher or lower in other market environments or when the Subadviser otherwise believes conditions so warrant.
The Portfolio may also take short positions, for hedging or investment purposes. When the Portfolio takes a short position, it typically sells a currency, security or other asset that it has borrowed in anticipation of a decline in the price of the asset. To close out a short position, the Portfolio buys back the same security or other asset in the market and returns it to the lender. If the price of the security or other asset falls sufficiently, the Portfolio will make money. If it instead increases in price, the Portfolio will lose money.
The Portfolio may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Portfolio may have no market positions (i.e., the Portfolio may hold only cash and cash equivalents) when the Subadviser believes it is in the best interests of the Portfolio.
The Portfolio may invest in the securities and instruments described herein directly or indirectly through investments in other mutual funds, real estate investment trusts, closed-end funds and exchange-traded funds (ETFs) (including both leveraged and inverse ETFs) managed by third parties or the subadviser or its affiliates. In particular, the Portfolio invests significantly in Columbia Commodity Strategy Fund and Columbia Real Estate Equity Fund but may also invest significantly in other underlying funds. Depending on current and expected market and economic conditions, the Portfolio may invest all of its assets in underlying funds.
The Portfolio’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance).
The Portfolio is non-diversified under the 1940 Act and may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.
AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO
Investment Objective: to seek total return.
Principal Investment Policies
In seeking to achieve its investment objective, the Portfolio allocates its assets across various investment strategies to provide exposure to a mix of domestic and international equity and fixed income markets, as well as alternative investments. Under normal circumstances, approximately 48% of the Portfolio’s net assets are allocated to equity market strategies and approximately 32% of the Portfolio’s net assets are allocated to fixed income market strategies, with the remaining approximately 20% of the Portfolio’s net assets allocated to alternative strategies. The Portfolio is designed to provide access to institutional investment strategies managed by emerging manager investment firms. In selecting subadvisers for the Portfolio, the Portfolio's Manager focuses on smaller or mid-size subadvisers and/or those subadvisers that are female or minority owned, but do not apply any quantitative limits on a subadviser’s total
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assets under management or on the subadviser’s assets under management within a specific investment strategy. In determining whether to retain a subadviser after the subadviser’s assets under management have increased, either generally or within a specific investment strategy, the Investment Managers consider a variety of factors, including transition costs and available options. The Manager may recommend replacement of a subadviser due to an increase in assets under management, but is not required to do so. In connection with a subadviser transition, the Manager may temporarily allocate assets away from the outgoing subadviser, but still maintain market exposure, such as through ETFs and other pooled investment vehicles.
Approximately 60-70% of the Portfolio’s assets are currently allocated to two Subadvisers, each of which is an emerging manager and each of which provides a distinct investment strategy. The Manager manages the remaining 30-40% of the Portfolio’s assets.
The Portfolio has five strategies: a domestic large-cap core strategy, subadvised by Dana Investment Advisers, Inc. (Dana), a core plus fixed-income strategy, subadvised by Longfellow Investment Management Co. (Longfellow), an international equity strategy, managed by the Manager, a fixed-income credit strategy managed by the Manager and an alternative strategy, also managed by the Manager. When the Portfolio’s asset size increases, it is expected to have four strategies that invest in equity securities (large cap core, large cap value, large cap growth and small cap core), two strategies that invest in primarily international equities, two fixed income strategies (core plus fixed-income and fixed-income credit), and two alternative strategies.
The Manager manages the international equity strategy, the fixed-income credit strategy and an alternative strategy. The Manager seeks to provide exposure to these strategies by investing in non-US equity, fixed income credit, and alternative ETFs and other pooled vehicles in a manner consistent with the Portfolio’s investment objectives, policies, and restrictions. Investments in ETFs and other pooled vehicles will subject these Portfolio strategies to the risks associated with the ETFs and other pooled investment vehicles. As the Portfolio’s asset size increases, the Manager will select subadvisers to actively manage each of these investment strategies. It is expected that as the Portfolio’s assets grow the Portfolio will be nearly fully allocated to emerging subadvisers and the allocation to the Manager will be minimal. Depending on market conditions and the strategy of the selected subadviser, it is possible for the Portfolio to perform better or worse when it is actively managed versus managed by investing in ETFs and other pooled investment vehicles.
The asset strategies of the Portfolio are described below:
1. Domestic Large-Cap Core Strategy: Dana manages this strategy for the Portfolio. The domestic large-cap core strategy seeks to provide long-term capital appreciation and income with lower volatility than traditional equity portfolios, seeking to combine risk management with upside return potential. Dana employs a hybrid investment approach consisting of sector-relative quantitative modeling and fundamental analysis. Dana’s investment process is a sector-neutral relative-value approach that seeks to minimize volatility. Dana employs a risk-controlled relative-value equity strategy. The strategy is designed to resemble the broad market, add value above market returns through superior stock selection, yet exhibit lower volatility than the market. The starting universe used to select equity securities is the largest 700 companies listed on major US exchanges, based on market capitalization. Large cap companies are defined as companies having a market capitalization of over $5 billion at the time of purchase. Individual securities in the strategy are chosen after rigorous fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.
2. Core Plus Fixed-Income Strategy: Longfellow’s overall objectives are to preserve capital, minimize volatility and earn attractive risk-adjusted returns. Longfellow’s philosophy is based on the premise that upside is limited in fixed income. Downside risk, however, is substantial, so fixed income management should focus on evaluating risk. Longfellow seeks to produce incremental return by investing in undervalued sectors of the fixed income market and mispriced securities within these sectors. Longfellow evaluates sectors and individual securities by attributing yield spread to the various risk elements: credit risk, call risk, event risk and liquidity to identify “cheap” sectors and
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securities. The objective is to identify those investments that offer incremental return after all the risks are identified. Cheap sectors and securities exist because several non-economic factors affect pricing, including supply/demand imbalances, analytical and/or administrative complexity, size constraints, and investor biases.
3. International Equity Strategy: The Manager is responsible for the Portfolio’s international equity strategy. The Manager manages the international equity strategy as a completion strategy to the Portfolio and, consistent with the Portfolio’s investment objectives, policies, and restrictions, attains exposures to non-US markets via investment in ETFs and other pooled investments. The allocation to the international equity strategy is managed commensurate with the international equity allocation found in the Portfolio’s blended benchmark index and across moderate allocation fund peers. The allocation among ETFs and other pooled investments within this segment is based on multiple factors, including index tracking, cost, liquidity, and relative market and country exposures found among non-US equity peers. As such, a portion of assets may be invested in other funds tracking emerging market equity indices or country-regional equity indices. It is expected that as the Portfolio grows and additional subadvisers are identified and introduced onto the Portfolio that the Manager’s role within the international component will diminish.
4. Fixed-Income Credit Strategy: The Manager is responsible for the Portfolio’s fixed-income credit strategy. The Manager manages the fixed-income credit Sleeve as a completion sleeve to the Portfolio in conjunction with the Longfellow-managed core plus fixed-income strategy. In this capacity, the Manager invests in fixed income pooled vehicles looking to attain exposure to investment grade and high yield credit markets, assisting the Portfolio in gaining credit exposures commensurate with the Barclays Aggregate Bond Index and core bond manager peers. The allocation among pooled investments within this strategy is based on multiple factors including index tracking, cost, liquidity, and relative market and sector exposures found among core bond peers. As such, a portion of the assets may be invested in vehicles exposed to high yield fixed income markets. It is expected that as the Portfolio grows and additional exposures are attainable by subadvisers, the Manager’s role within the fixed income credit strategy will diminish.
5. Alternative Strategy: The Manager, consistent with the Portfolio’s objectives, policies, and restrictions, is responsible for investing in alternative investments through other pooled vehicles and ETFs. The Manager identifies and invests in liquid alternative strategies that provide diversification and potential equity downside protection during extreme events. Allocations among alternative ETFs and other pooled vehicles will change as a result of strategy allocation decisions by the Manager or the addition of other emerging manager subadvisers. It is expected that as the Portfolio grows and additional subadvisers are identified and introduced onto the Portfolio that the Manager’s role within the alternative strategy will diminish.
AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO
Investment Objective: to seek absolute returns not highly correlated with any traditional asset class.
Principal Investment Policies
The Portfolio seeks to achieve its investment objective by implementing a tactical currency allocation strategy that seeks to maximize returns by making diversified investments in global currency-related investments in order to take advantage of market anomalies. The multi-strategy nature of tactical currency allocation strategy allows the Portfolio’s subadviser to take advantage of price inefficiencies and investor irrationality that often result from market volatility.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in currency-related investments. The Portfolio invests primarily in currency-related investments of developed countries. The Portfolio may also invest in emerging market currency-related investments considered to be liquid. Currency-related investments may include all currency purchased on the spot market, forwards, swaps, futures, and options as well as US and foreign government and agency bills, notes and securities. The Portfolio seeks to generate total returns with low correlation to other asset classes.
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The Portfolio may also invest in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Portfolio’s exposure to interest rates, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio may also invest in high quality (being rated BBB or above or equivalent by a recognized rating agency) short-term money market instruments such as bank deposits, fixed or floating rate instruments (including but not limited to commercial paper), floating rate notes, certificates of deposit, debentures, asset backed securities and government or corporate bonds, cash and cash equivalents (including but not limited to treasury bills).
The Portfolio’s subadviser may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified. The Portfolio’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described in this prospectus. The Portfolio may also invest in securities and other investments as described in the Portfolio’s Statement of Additional Information. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase. The Portfolio may invest in cash or money market instruments for the purpose of meeting redemption requests or making other cash payments.
The Portfolio may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities, for the purpose of protecting the Portfolio in the event the subadviser determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.
In abnormal circumstances, the Portfolio may temporarily invest extensively in investment-grade short term securities. In these and other cases, the Portfolio might not achieve its investment objective.
AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO
Investment Objective: to seek capital appreciation with reduced market correlation.
Principal Investment Policies
The Portfolio will employ a flexible global asset allocation approach that aims to invest at least 40% of its assets in investments that are economically tied to a number of countries throughout the world. Under normal market conditions, the subadvisers may seek to achieve the Portfolio’s investment objective by: (1) investing in a diversified core portfolio of equity, fixed income, and alternative investments; and (2) strategically adjusting the Portfolio’s exposure to certain asset classes independent of the investment strategies that comprise the diversified core portfolio in a manner consistent with the Portfolio’s conditional risk overlay strategy (CRO Strategy). The Portfolio may invest in traditional asset classes, such as equity and fixed income investments, and certain alternative investment strategies, including, but not limited to, a hedge fund replication strategy (Hedge Fund Replication Strategy) and a risk premia strategy (Risk Premia Strategy).
The Portfolio may invest in varying combinations of assets, including: (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, and unit investment trusts (collectively referred to herein as Underlying Portfolios) which may be managed by the subadviser or its affiliates; (iii) certain structured notes and financial and derivative instruments, including total return swaps, options and futures contracts; and (iv) cash or cash-related instruments. Derivative instruments of the Portfolio and Underlying Portfolios may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio’s net obligations with respect to all swap agreements (i.e., the aggregate net amount owned by the Portfolio) may exceed 15% of its net assets.
Investment Process. K2 is responsible for managing the Portfolio’s tactical asset allocation, re-balancing the Portfolio’s allocations to the various asset classes and investment strategies described below, and cash management. K2 has discretion to change the targets and ranges set forth below, and also to determine whether to implement an
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investment strategy by investing directly in securities or by investing in Underlying Portfolios and/or ETFs. The investment strategies and the targets and ranges (expressed as a percentage of the Portfolio’s assets) for allocating the Portfolio’s assets among the investment strategies are as follows:
Investment Strategy	Target	Range
Global Equity Strategy	45%	20-60%
Multi-Sector Fixed Income Strategy	22%	20-50%
Hedge Fund Replication Strategy	18%	10-30%
Risk Premia Strategy	15%	10-30%
Global Equity Strategy: Under normal market conditions, the Portfolio allocates a portion of its assets to a global equity strategy managed by Templeton Global (Global Equity Strategy). The Global Equity Strategy invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. Such equity securities are common stock. Although the Global Equity Strategy seeks investments across a number of countries and sectors, from time to time, based on economic conditions, this strategy may have significant positions in particular countries or sectors.
When choosing equity investments for the Global Equity Strategy, Templeton Global applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. Templeton Global will also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.
Income Strategy: Under normal market conditions, the Portfolio allocates a portion of its assets to the multi-sector fixed income strategy managed by Franklin Advisers (Income Strategy). This strategy may be pursued by investing in one or more underlying funds. To the extent the Income Strategy is actively managed, it will invest at least 65% of its assets in US and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed and floating rate income securities, including bonds, bank loans (and loan participations), convertible securities, mortgage-backed securities (including commercial mortgage backed securities and residential mortgage backed securities) and other asset-backed securities, and municipal securities. The Income Strategy shifts its investments among various classes of debt securities and at any given time may have a substantial amount of its assets invested in any one of such classes.
The Income Strategy may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as junk bonds). The below-investment grade debt securities in which the Income Strategy invests are generally rated at least Caa by Moody’s or CCC by S&P® or are unrated securities that Franklin Advisers determines are of comparable quality.
The Income Strategy may also invest in securities issued or guaranteed by the US government or by non-US governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the US Treasury.
The Income Strategy may enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, and currency and currency index futures contracts and currency options. The Income Strategy may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate and credit default swaps and bond/ interest rate futures contracts. The Income Strategy may also enter into options on credit default swaps, inflation linked instruments, credit structured notes and collateralized debt obligations. The use of these derivative instruments may allow the Income Strategy to obtain net long or net short exposures to selected currencies, interest rates, or obtain exposure to various market sectors.
Franklin Advisers uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. Franklin Advisers will evaluate country risk, business cycles, yield curves, and values between and within markets.
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Hedge Fund Replication Strategy: Under normal market conditions, K2 may directly manage a portion of the Portfolio’s assets in a manner it believes to be consistent with its hedge fund replication strategy. This strategy seeks to achieve investment returns over a full market cycle that approximate the risk and return characteristics of a diversified pool of hedge fund investments. The Hedge Fund Replication Strategy may try to achieve its investment objective by investing in a portfolio of instruments that K2 believes may provide exposure to the market risk (or beta) of a diversified pool of hedge fund investments based upon K2’s proprietary hedge fund index.
The Hedge Fund Replication Strategy is based on the belief that one can largely recreate the “beta” of a hedge fund index or other diversified pool of hedge fund investments. Beta, for these purposes, is the systemic return from the market and not a return from investment skill of one or more managers or “alpha.” The investment strategy seeks to provide the beta return of a benchmark hedge fund index, group of hedge fund indices or other large pool of hedge funds that is diversified across a large number of hedge fund managers, while providing a more liquid portfolio. Thus, by using derivative and other instruments to recreate the beta sensitivity profile of a hedge fund index or a diversified portfolio of hedge fund managers, as a group, the Hedge Fund Replication Strategy is attempting to approximate those returns.
The Hedge Fund Replication Strategy’s investment methodology is based on attempting to recreate the estimated beta profile a diversified pool of hedge fund investments. The Hedge Fund Replication Strategy may seek to accomplish this by using K2’s proprietary algorithmic regression techniques in an attempt to infer the K2 proprietary hedge fund index’s exposure to various risk factors or market exposures and then may invest in a portfolio of instruments designed to achieve exposure to those markets.
The Hedge Fund Replication Strategy may establish long or short positions in a variety of market exposures, including but not limited to: US and non-US equity indices (including emerging markets), US and non-US fixed income indices, credit indices, interest rates, the US dollar index, foreign currency exchange rates, and commodity indices.
The Hedge Fund Replication Strategy may invest in a variety of derivative and other instruments including, but not limited to, the following seeking to achieve such market exposures: futures (including equity index futures, interest rate futures, bond futures, US dollar index futures, and commodity futures), ETFs, swaps (including total return swaps on indices), listed options on indices, and such other instruments as K2 determines in its discretion. The Hedge Fund Replication Strategy may also invest in US government securities and other high quality debt securities, cash, and cash equivalents.
Risk Premia Strategy: K2 may directly implement or allocate a portion of the Portfolio’s assets to risk premia strategies. Risk premia investing seeks to access investable systematic strategies that have low correlation to traditional beta investments. These “alternative beta” strategies are designed to be liquid, and transparent, and potentially offer an alternative source of return to complement a traditional asset class range. By designating a portion of the Portfolio to risk premia strategies, K2 is seeking to capture the excess return associated with each investment, while also enhancing the risk-return profile of the overall Portfolio.
The Risk Premia Strategy may be accessed through derivative instruments, including, but not limited to, structured notes and/or total return swaps. In addition, the Risk Premia Strategy may also invest in US government securities and other high quality debt securities, cash, and cash equivalents.
CRO Strategy: From time to time, K2 may directly implement its CRO Strategy. The objective of the CRO Strategy is to hedge selectively against undesirable market sensitivities which may exist in the Portfolio in an attempt to enhance performance relative to risk by investing in a portfolio of securities, options, derivatives, or other instruments. When implemented, the CRO Strategy is intended to take short-term, relatively liquid positions in an effort to mitigate or otherwise hedge undesirable portfolio sensitivities in the Portfolio. K2 intends for the CRO Strategy to act as a hedge against negative market events.
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The CRO Strategy may invest in a wide range of derivative contracts, including, but not limited to, options, futures, swaps, forwards and other instruments as K2 determines in its discretion. The CRO Strategy may also invest in US government securities (including agency debentures) and other high quality debt securities, cash, and cash equivalents.
K2 evaluates the exposure of the Portfolio to a number of variables, including equities, bonds, currencies, and commodities. K2 evaluates these components to estimate whether the market environment is perceived as favorable or unfavorable to the Portfolio. If K2 determines that an outlook is unfavorable, K2 may enter into one or more transactions to mitigate such risk of loss conditions.
AST Goldman sachs global growth allocation portfolio
Investment Objective: to seek total return made up of capital appreciation and income.
Principal Investment Policies
The Portfolio employs a flexible, global asset allocation approach. Under normal circumstances, the Portfolio seeks to invest approximately 40% of its total assets in countries other than the United States (and typically invests no less than 25% of its total assets in such countries), however these amounts may vary based on the Subadviser’s views on investment opportunities and market outlook. It seeks to meet its investment objective through exposure to traditional asset classes, such as equity and fixed-income investments, as well as alternative asset classes, such as investments in real estate, commodities, unconstrained multi-sector fixed income and alternative strategies (e.g., quantitative trend following managed futures). In addition, the Portfolio has a strategic long-term overweight to international, emerging and growth markets (such as China, India, Brazil, Russia, South Korea, Mexico, Indonesia and Turkey). Under normal circumstances, approximately 50-90% of the Portfolio’s assets are invested to provide exposure to equity securities, equity strategies, or other strategies seeking a similar return as determined by the Subadviser. In addition, approximately 10-40% of the Portfolio’s assets are invested to provide exposure to fixed income securities, fixed income strategies, or other asset classes and strategies that seek to mitigate risk, as determined by the Subadviser. These ranges relate to the Portfolio’s invested assets and do not include cash holdings. These exposures may be obtained through (i) investments in affiliated or unaffiliated investment companies, including exchange-traded funds (ETFs); (ii) the purchase of “physical” securities (such as common stocks and bonds); and (iii) the use of derivatives (such as futures contracts and currency forwards). Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return on swaps, credit default swaps and interest rate swaps. The specific allocation of assets among equity and fixed income asset classes will vary from time to time, as determined by the Portfolio’s Subadviser short- to medium-term tactical views.
The Portfolio is a risk aware diversified portfolio of long-only asset classes and liquid hedge fund-like exposures. The Portfolio uses an unconstrained, return-oriented strategy that seeks capital appreciation throughout investment cycles by playing on global growth themes. While the Portfolio spans across asset classes and allocates to several risk factors, it also has a strategic long-term overweight to international, emerging and growth markets. The dynamic nature of this less benchmark-aware portfolio will allow the Portfolio to be tilted into the international, emerging and growth markets as market opportunities arise.
Goldman Sachs Asset Management, L.P. (GSAM) uses a four-step approach in seeking to achieve the Portfolio’s investment objective:
■	GSAM utilizes a strategic asset allocation process to allocate risk across the underlying asset classes and strategies. The strategic asset allocation will be periodically reviewed and adjusted based on the market views of GSAM in order to react to changes in the macro-economic environment.
■	GSAM implements tactical market views with the goal of improving the Portfolio’s risk-adjusted return. (The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments). The Portfolio’s positioning may change over time based on short- to medium-term market views on market dislocations and attractive investment opportunities. These views may impact the relative
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weighting across asset classes as well as the allocation to securities, sectors and industries and the overall level of Portfolio risk. Market views may be developed from multiple sources, including fundamental analysis of the economy, the market cycle, asset class valuation, regulatory and policy action, and market technical or trading factors.
■	GSAM’s specialist teams select the investments for the Portfolio including the asset class index exposure.
■	As part of the risk management process, GSAM seeks to assess and adjust portfolio risk using its systems and infrastructure and will attempt to design and implement strategies that may mitigate potential losses. GSAM monitors the potential for market drawdowns using a broad suite of portfolio management tools and infrastructure.
GSAM reviews the policy, strategy mix, and asset allocation on at least an annual basis to determine any necessary changes. Throughout the year, GSAM will monitor the Portfolio to ensure it is operating within the investment guidelines and limits. On an ongoing basis, the portfolio management team will test the Portfolio for unintended deviations from capital allocation, risk allocation, and asset class strategy targets. Additionally, GSAM due diligence teams monitor individual managers for volatility, drawdown, beta, and correlation. GSAM also analyzes portfolio-level concentration in individual positions as well as each strategy’s compliance with stated objectives and guidelines. Lastly, GSAM will perform stress testing on the Portfolio by modeling the performance of alternative portfolios under various market scenarios, for example, GSAM will look at “baseline” assumptions next to bullish and bearish equity markets. These stress tests provide a solid sense of the “worst case” outcomes so that there is a transparent understanding of potential performance in extreme market environments. The portfolio management team will maintain regular dialogue and ensure close coordination and continuous monitoring of the Portfolio’s performance objectives, risk tolerance, and exposure sensitivities.
Throughout the investment process, portfolio risk is monitored and managed across multiple dimensions. GSAM applies a comprehensive top-down and bottom-up approach to monitoring the Portfolio (e.g., total portfolio, underlying strategy specific, security and factor risk). GSAM specifically looks at factor risk attribution to equity, rates, emerging markets, convexity (credit), momentum and active risk on a long-term and short-term basis. In addition, it looks at the Portfolio’s expected and realized absolute and relative volatility to a variety of different benchmarks to capture asset allocation decisions from a top-down perspective and portfolio make-up from a bottom-up perspective. This entails measuring the Portfolio’s short term risk attribution and comparing to the target risk budget to understand which investments are experiencing higher/lower volatility as well as higher/lower correlation than expected.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Portfolio’s Manager or its affiliates. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
AST Goldman sachs global INCOME portfolio
Investment Objective: to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.
Principal Investment Policies
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of fixed income instruments of US and foreign issuers (measured at the time of purchase). There is no limit on the extent to which countries, currencies, and non-investment grade credit securities may be included in the Portfolio.
The Portfolio also enters into transactions in currencies (including foreign currencies), typically through the use of forward contracts and swap contracts to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations. The Portfolio also may invest in other derivatives for both investment and hedging
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purposes. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Portfolio’s investments in derivatives may include futures, swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), to-be-announced contracts (TBAs), forward rate agreements (FRAs), repurchase agreements and options and currency forwards. The Portfolio may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The fixed income instruments in which the Portfolio may invest include:
■	Securities issued or guaranteed by the US government, its agencies, instrumentalities or sponsored enterprises and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, US or foreign banks (and their branches wherever located) having total assets of more than $1 billion;
■	Commercial paper
■	Privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities and asset-backed securities
■	Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”)
■	Other mutual funds
■	Collateralized Loan Obligations, Collateralized Debt Obligations, and Collateralized Bond Obligations;
■	Covered Bonds
■	Municipal securities, including both taxable and tax-exempt securities
■
Mortgage-backed securities
■	TBAs
■	Sovereign and corporate debt securities and other instruments of issuers in emerging market countries
The Portfolio may also invest in equity securities received as part of a conversion or restructuring.
Under normal market conditions, the Portfolio invests at least 40% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in foreign securities. Foreign securities include securities of issuers located outside of the US or securities quoted or denominated in a currency other than the US dollar.
The Portfolio is non-diversified under the 1940 Act and may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.
AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO
Investment Objective: to seek total return.
Principal Investment Policies
The Portfolio seeks to achieve its investment objective by investing primarily in US and foreign investment grade and non-investment grade fixed income investments. The Portfolio seeks both current income and capital appreciation as elements of total return. The Portfolio attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Portfolio uses short positions and derivatives for both investment and hedging purposes. The Portfolio may sell investments that the Portfolio’s subadviser believes are no longer favorable with regard to these factors.
The Portfolio invests primarily in: US Government securities (such as US Treasury securities or Treasury inflation protected securities); non-US sovereign debt; agency securities; corporate debt securities; agency and non-agency mortgage-backed securities; asset-backed securities; custodial receipts; municipal securities; loans and loan participations; and convertible securities. The Portfolio’s investments in loans and loan participations may include,
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but are not limited to: (a) senior secured floating rate and fixed rate loans or debt; (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Portfolio may invest in fixed income securities of any maturity.
“Strategic” in the Portfolio’s name means that the Portfolio seeks both current income and capital appreciation as elements of total return. The Portfolio’s investments in derivatives may include, in addition to forward currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), and other forward contracts. The Portfolio may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
The Portfolio may invest in non-investment grade fixed income securities which are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization, or, if unrated, determined by the Portfolio’s subadviser to be of comparable credit quality.
The Portfolio may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Portfolio invests in non-investment grade or emerging market securities. From time to time, the Portfolio may also invest in preferred stock. The Portfolio’s investments may be denominated in currencies other than the US dollar.
The Portfolio may engage in forward foreign currency transactions for both investment and hedging purposes. The Portfolio also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Portfolio’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), and other forward contracts. The Portfolio may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The Portfolio may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset. The Portfolio will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Portfolio may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Portfolio is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
AST IVY ASSET STRATEGY PORTFOLIO
IMPORTANT NOTE: The Portfolio is closed to new investments
The Board of Trustees of the Trust recently approved a plan of liquidation of the Portfolio.  The completion of the liquidation is subject to approval by the shareholders of a plan of substitution of the Portfolio. The proxy statement/prospectus relating to this transaction was mailed to Portfolio shareholders in March 2016 and a special meeting of Portfolio shareholders will be held during June, 2016. Assuming receipt of the required shareholder approval, it is expected that the Portfolio will be liquidated as of the close of business in June, 2016. If the Plan of Substitution is approved by Portfolio shareholders, contract owners will be allowed to transfer their assets out of the Portfolio prior to the liquidation, or their assets will automatically be transferred to the AST Money Market Portfolio pursuant to the Plan of Substitution.
Investment Objective: to seek total return.
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Principal Investment Policies
The Portfolio, under normal circumstances, pursues its investment objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that the Subadviser believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the US and global economies, the Subadviser will identify investment themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, the Subadviser will seek attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams, the ability to return capital to shareholders, and low balance sheet leverage. The Portfolio, however, may also invest in issuers with higher balance sheet leverage if the Subadviser believes that the Portfolio will be appropriately compensated for the increased risk.
■	“Stocks” include equity securities of all types, although the Subadviser typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit the Subadviser’s criteria for sustainable competitive advantage and that the Subadviser believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings the Subadviser believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies. The Subadviser generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Subadviser believes to be sustainable high free cash flow.
■	“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the US government or its agencies or instrumentalities (US government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/ high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw- Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Subadviser to be of comparable quality.
■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.
Within each of these investment types, the Portfolio may invest in US and foreign securities. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to various foreign markets through investments in these companies. The Subadviser may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively.
The Subadviser may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Portfolio also may invest up to 25% of its total assets in precious metals.
Generally, in determining whether to sell a security, the Subadviser considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. The Subadviser also may sell a security if the price of the security reaches what the Subadviser believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash. The Subadviser may, when consistent with the Portfolio’s investment objective, seek to hedge market risk on equity securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies
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and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to hedge market risk and manage and/or increase exposure to companies, sectors or equity markets, the Subadviser may utilize various instruments including, but not limited to, the following: futures contracts; both long and short positions on foreign and US equity indexes; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and US equity indexes and/or on individual equity securities. In seeking to manage foreign currency exposure, the Subadviser may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage event risks, the Subadviser may utilize short futures on commodities, as well as on foreign and domestic equity indexes and option contracts, both written and purchased, on individual equity securities owned by the Portfolio. In seeking to manage the Portfolio’s exposure to precious metals, the Subadviser may utilize long and short futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals. The Subadviser also may utilize derivatives for income enhancement purposes.
The Subadviser may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions.
AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO
Investment Objective: to seek total return.
Principal Investment Policies
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities of US and foreign (non-US based) infrastructure companies.
The Portfolio defines an infrastructure company as any company that is categorized, based on Global Industry Classification Standards (GICS) industry classifications, as they may be amended from time to time, within the following industries: Aerospace and Defense, Air Freight and Logistics, Airlines, Building Products, Commercial Services and Supplies, Communications Equipment, Construction and Engineering, Construction Equipment, Diversified Telecommunication Services, Electric Utilities, Electrical Equipment, Energy Equipment and Services, Gas Utilities, Health Care Providers and Services, Independent Power Producers and Energy Traders, Industrial Conglomerates, Machinery, Marine, Metals and Mining, Multi-Utilities, Oil, Gas and Consumable Fuels, Rail and Road, Transportation Infrastructure, Water Utilities and Wireless Telecommunication Services, and the following infrastructure related real estate investment trusts (REITs) identified under GICS Sub-Industry classifications: Industrial REITs, Health Care REITs, and Specialized REITs. The subadviser also may amend from time to time the GICS industries that are included in the Portfolio’s definition of an infrastructure company. Examples of assets held by infrastructure companies include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools, utilities such as electricity, gas distribution networks and water, and oil & gas pipelines.
The Portfolio’s investments in securities include, but are not limited to, common stocks, preferred stock, listed and unlisted American Depositary Receipts and similar receipts, rights, warrants, securities of real estate investment trusts, exchange-traded funds (ETFs), other registered investment companies, convertible securities, investments in various types of business ventures, including partnerships and joint ventures, Master Limited Partnerships (MLPs) and MLP-related securities, and income and royalty trusts.
The Portfolio may invest in companies of any size. The Portfolio may invest without limitation in US companies and foreign companies (US and non-US dollar-denominated). The Portfolio typically invests in a number of different countries and may invest without limitation in companies domiciled in, that do business in or that trade in emerging markets. Under normal market circumstances, the Portfolio typically seeks to invest in at least three different countries and approximately 40% of total assets in countries other than the United States, however, this amount may vary based on the subadviser’s views on the investment opportunities and market outlook. The Portfolio may invest up to 20% of its total assets in structured notes. The Portfolio may not invest more than 25% of its net assets in derivative instruments. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Portfolio may invest up to 25% of its total assets in MLPs and MLP-related securities.
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AST legg mason diversified growth portfolio
Investment Objective: to seek high risk-adjusted returns compared to the Portfolio’s blended index.
Principal Investment Policies
The Portfolio seeks to meet its investment goals by allocating its assets among a number of different investment strategies implemented by multiple affiliated subadvisers. QS Investors, LLC (QS Investors), one of the Portfolio’s subadvisers, is responsible for allocating the Portfolio’s assets among the strategies and the subadvisers as well as for implementing the Portfolio’s liquidity strategy described below. The Portfolio utilizes a “multi-manager” approach, whereby each subadviser provides day-to-day management of the portion of the Portfolio allocated to it. Each subadviser uses different investment strategies in managing Portfolio assets, acts independently from the others and uses its own methodologies for selecting investments. QS Investors also may invest the Portfolio’s assets in pooled investment vehicles, as described below, in order to gain exposure to particular asset classes. With the exception of QS Investors, no more than 30% of the Portfolio’s assets will be allocated by QS Investors to any single subadviser.
Over time the Portfolio’s assets may be allocated to the following subadvisers to be managed in the strategies listed below:
Subadviser	Strategy
QS Investors, LLC (“QS Investors”)	QS Investors International Equity Income Strategy QS Investors US Large Cap Equity Income Strategy QS Investors US Small Cap Equity Income Strategy QS Investors Emerging Markets Equity Income Strategy
Brandywine Global Investment Management, LLC (“Brandywine Global”)	Brandywine Dynamic Large Cap Value Strategy Brandywine Global Opportunities Bond Strategy
ClearBridge Investments, LLC (“ClearBridge”)	ClearBridge Aggressive Growth Strategy ClearBridge Small Cap Value Strategy ClearBridge International Value Equity Strategy
Western Asset Management Company/Western Asset Management Company Limited (“Western Asset”)	Western Asset Core Plus Bond Strategy Western Asset High Yield Bond Strategy
The strategies available to the Portfolio are described in more detail below.
The Portfolio invests, under normal circumstances, approximately 85% of its net assets in equity securities and 15% of its net assets in fixed income securities. This mix may vary over shorter time periods under normal circumstances; the equity portion may range between 80- 90% of the Portfolio’s total assets and the fixed income portion between 10-20% of the Portfolio’s total assets. The Portfolio’s equity investments include common stock investments in larger, more established companies as well as in small and medium-sized companies in both developed and emerging economies. Up to 40% of the equity portion of the Portfolio may be allocated to investment strategies that are invested primarily in foreign (non-US dollar denominated) equity securities. The fixed income portion of the Portfolio may be allocated among investment grade securities; high yield or “junk” bonds; foreign (non-US dollar denominated) high quality debt securities and emerging market debt securities; and cash reserves. Cash reserves may consist of investments denominated in US-dollar and non US-dollar currencies. The subadvisers will seek exposure to the relevant asset classes by investing the Portfolio’s assets in varying combinations of (i) securities, including, without limitation, common stocks, preferred stocks, and bonds; (ii) other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies and exchange-traded funds; and (iii) certain structured notes and financial and derivative instruments, including swap agreements. Derivative instruments of the Portfolio and underlying funds and ETFs may include futures, foreign currency contracts, options, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Portfolio’s equity portion also includes an allocation to a liquidity strategy to provide liquid exposure to applicable equity benchmark indices. QS Investors typically allocates approximately 10% of the Portfolio’s total net assets to the liquidity strategy. The liquidity strategy’s investments may include (i) derivative instruments including, but not limited to, mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index futures, other futures contracts and options thereon to provide liquid exposure to the applicable equity benchmark
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indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds in order to satisfy all applicable margin requirements for futures contracts and other liquidity strategy investments and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange traded funds for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the 10% allocation due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process. Additionally, depending upon market, economic, and financial conditions at the effective date of the Portfolio, and the ability of the Trust and the subadvisers to implement certain legal agreements, the liquidity strategy may not be immediately implemented in the Portfolio.
QS Investors International Equity Income Strategy
This strategy seeks to provide long-term capital appreciation and income with lower volatility than traditional equity portfolios, seeking to combine risk management with upside return potential. The strategy focuses its investments on equity securities or other investments with similar economic characteristics of non-US companies, including those in developed or emerging markets, in any market capitalization range that are expected to pay dividends. Both statistical and fundamental risk measures are used to seek to create a diversified portfolio with a lower-than-market risk profile by selecting companies that offer a combination of attractive yields, a record of increasing dividends and the cash flow to support dividend payments.
QS Investors US Large Cap Equity Income Strategy
This strategy seeks to provide long-term capital appreciation and income with lower volatility than traditional equity portfolios, seeking to combine risk management with upside return potential. The strategy focuses its investments on equity securities or other investments with similar economic characteristics of US companies with large market capitalizations that are expected to pay dividends. Both statistical and fundamental risk measures are used to seek to create a diversified portfolio with a lower-than-market risk profile by selecting companies that offer a combination of attractive yields, a record of increasing dividends and the cash flow to support dividend payments.
QS Investors US Small Cap Equity Income Strategy
This strategy seeks to provide long-term capital appreciation and income with lower volatility than traditional equity portfolios, seeking to combine risk management with upside return potential. The strategy focuses its investments on equity securities or other investments with similar economic characteristics of companies with relatively small market capitalizations domiciled, or having their principal activities in, the US that are expected to pay dividends. Both statistical and fundamental risk measures are used to seek to create a diversified portfolio with a lower-than-market risk profile by selecting companies that offer a combination of attractive yields, a record of increasing dividends and the cash flow to support dividend payments.
QS Investors Emerging Markets Equity Income Strategy
This strategy seeks to provide long-term capital appreciation and income with lower volatility than traditional equity portfolios, seeking to combine risk management with upside return potential. The strategy focuses its investments on equity securities or other investments with similar economic characteristics of emerging markets issuers in any market capitalization range that are expected to pay dividends. Both statistical and fundamental risk measures are used to seek to create a diversified portfolio with a lower-than-market risk profile by selecting companies that offer a combination of attractive yields, a record of increasing dividends and the cash flow to support dividend payments.
Brandywine Dynamic Large Cap Value Strategy
This strategy seeks to outpace the long-term total returns of a value-oriented large-cap benchmark, such as the Russell 1000 Value Index, by investing in large-cap stocks with low price/earnings or price/book ratios and attractive quantitative rankings. To the universe of domestic equities, the subadviser applies capitalization and current valuation screens to identify stocks with market capitalizations among top 1000, P/E ratios or P/B ratios in the bottom half or
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quartile, and high multifactor scores. Through extensive quantitative back-testing and the use of sophisticated simulation tools, Brandywine has developed a proprietary multifactor ranking methodology for the purpose of identifying securities with the potential for outperformance. Factors are dynamically selected based on prevailing market conditions and include balance sheet and income statement data utilized to determine efficiency of capital deployment by management, earnings quality analysis aimed at discerning between inorganic and organic growth, quantitative measure of investor sentiment, profitability analysis, balance sheet accrual efficiency, and focus on conservative valuation practices.
Brandywine Global Opportunities Bond Strategy
This strategy focuses its investments in fixed income securities of issuers located in developed market countries. The strategy invests in both investment grade and below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”), although the subadviser does not intend to invest a significant amount of the strategy’s investments in junk bonds. The strategy may invest a portion of its assets in convertible debt securities. The strategy invests in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. In addition, the strategy may invest in bond futures, interest rate futures, swaps (including interest rate and total return swaps), and credit default swaps. Derivative investments may be significant at times.
ClearBridge Aggressive Growth Strategy
This strategy focuses its investments in common stocks of companies the subadviser believes are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Index. The strategy may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium capitalization companies, a significant portion of the strategy’s assets may be invested in the securities of such companies. The strategy may invest a portion of its assets in foreign securities.
ClearBridge Small Cap Value Strategy
This strategy focuses its investments in common stocks and other equity securities of small capitalization companies. The strategy may invest a portion of its assets in shares of companies with larger market capitalizations. The subadviser emphasizes individual security selection while spreading the strategy’s investments among industries and sectors. The subadviser uses fundamental analysis, supplemented by quantitative methods, to identify stocks of smaller capitalization companies the subadviser believes have a high probability of outperforming other stocks in the same industry or sector.
ClearBridge International Value Equity Strategy
This strategy seeks to provide a value-based, international equity strategy that will outperform the MSCI EAFE Index (net) over a full market cycle of 3-5 years. Investments are made from a universe of approximately 6,500 non-US publicly traded securities with a market capitalization greater than $100 million. The strategy typically invests in securities from developed and emerging markets diversified across both market sectors and capitalizations.
Western Asset High Yield Bond Strategy
This strategy focuses its investments in US dollar denominated debt or fixed income securities that are rated below investment grade. In deciding among the securities in which the strategy may invest, the subadviser takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the strategy’s effective duration and prevailing and anticipated market conditions. The strategy may invest a portion of its total assets in non-US dollar denominated non-US securities. The strategy may also enter into various derivative transactions including, but not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the strategy may use interest rate swaps, credit default swaps (on individual
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securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.
Principal Investments of the Portfolio
While the Portfolio is anticipated to invest primarily in equity securities, the precise mix of equity and fixed income investments will depend on QS Investors’ outlook for the markets. When deciding upon asset allocations, QS Investors may increase investments in equity securities when strong economic growth is expected, subject to the equity and fixed-income allocation ranges described in “Principal Investment Policies” above. The opposite may be true if QS Investors believes that the economy is expected to slow sufficiently enough to hurt corporate profit growth. The Portfolio's investments in foreign equity and debt securities will be intended to provide additional diversification.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to seek to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As a portfolio that invests primarily in equity securities, the Portfolio's risk of loss and share price fluctuation (and potential for gain) will tend to be greater than funds investing in with a lower percentage allocation to equity and funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.
Equity Securities. When selecting particular stocks to purchase, the relevant subadviser may consider relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small to large-cap stocks. Investments in non-US dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of seeking a higher overall return. Stocks of companies in developing or emerging markets countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.
Fixed Income Securities. Bond investments will be primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. A portion of the Portfolio's fixed income assets may be invested in high yield bonds, in non-US dollar denominated debt securities and in emerging markets debt securities. A significant portion of the Portfolio's fixed income investments may be in mortgage-related securities (including mortgage dollar rolls, collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the Portfolio will reflect the relevant subadviser’s outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments.
Other Investments:
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.
Futures and Options. The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity and fixed income markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may also invest up to 10% of its total assets in hybrid instruments, which generally combine the characteristics of stocks, bonds, futures and options. Additionally, the Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.
Temporary Defensive Investments:
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In response to adverse market, economic, or political conditions or to satisfy redemptions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by the Manager or their affiliates. Investing heavily in these securities will limit the subadvisers’ ability to achieve the Portfolio’s investment objective, but can help to preserve Portfolio assets.
AST MANAGED ALTERNATIVES PORTFOLIO
Investment Objective: to seek long-term capital appreciation with a focus on downside protection.
Principal Investment Policies
The Portfolio operates as a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in a combination of underlying investment companies (the Underlying Portfolios). Under normal market conditions, the Portfolio allocates its assets among Underlying Portfolios that employ liquid alternative investment strategies. Liquid alternative strategies are those that do not purely pursue long-only investing in equities or debt instruments, and engage in techniques or asset classes that differentiate them from fully-paid-for long security investments. The Underlying Portfolios primarily include other portfolios of the Trust, but may also include, to a lesser extent, other affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs).
The Portfolio seeks to achieve its investment objective by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The Portfolio allocates its assets among Underlying Portfolios that employ the following liquid alternative investment strategies:
■	Global macro strategies;
■	Long/short equity strategies;
■	Absolute return real asset strategies; and
■	Unconstrained bond strategies.
The Manager may change the Underlying Portfolios – whether affiliated or unaffiliated – from time to time without notice to shareholders. The current investment strategies, allocation ranges (expressed as a percentage of the Portfolio’s assets), and Underlying Portfolios are as follows:
Underlying Fund Portfolio	Principal Investments	Allocation[1]	Traditional Investment Category
AST FQ Absolute Return Currency	The investment objective of the AST FQ Absolute Return Currency Portfolio (the FQ Portfolio) is to seek absolute returns not highly correlated with any traditional asset class. The FQ Portfolio seeks to implement a tactical currency allocation strategy that seeks to maximize returns by making diversified investments in global currency-related investments in order to take advantage of market anomalies. The FQ Portfolio invests at least 80% of its assets in currency-related investments. The FQ Portfolio invests primarily in currency-related investments of developed countries and may also invest in emerging market currency-related investments considered to be liquid.	25%	Long/Short Macro Currency
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Underlying Fund Portfolio	Principal Investments	Allocation[1]	Traditional Investment Category
AST Goldman Sachs Strategic Income	The investment objective of the AST Goldman Sachs Strategic Income Portfolio (the GS Portfolio) is to seek total return. The GS Portfolio seeks both current income and capital appreciation as elements of total return. The GS Portfolio invests primarily in US and foreign investment grade and non-investment grade fixed income investments. The GS Portfolio attempts to exploit pricing abnormalities throughout the global fixed income and currency markets. The GS Portfolio uses short positions and derivatives for both investment and hedging purposes.	10%	Unconstrained Bond
AST Morgan Stanley Multi-Asset	The investment objective of the AST Morgan Stanley Multi-Asset Portfolio (the MS Portfolio) is to seek total return. The MS Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk in order to seek total return. To implement this approach, Morgan Stanley will take long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The MS Portfolio may implement these positions either directly by purchasing securities or through use of derivatives.	15%	Global Macro
AST Neuberger Berman Long/Short	The investment objective of the AST Neuberger Berman Long/Short Portfolio (the NB Portfolio) is to seek long term capital appreciation with a secondary objective of principal preservation. The NB Portfolio seeks to achieve its investment objective by taking long and short positions in the global securities markets. The NB Portfolio uses long or short positions in common and preferred equity securities, exchange traded funds, fixed income securities, futures contracts on stock indices, and call and put options on securities including writing (selling) calls against positions in the portfolio or writing (selling) puts on securities.	30%	Long/Short Equity
AST Wellington Management Real Total Return	The investment objective of the AST Wellington Management Real Total Return Portfolio (the Wellington Portfolio) is to seek long-term real total return. The Wellington Portfolio seeks to achieve its objective by actively allocating the Wellington Portfolio’s assets to multiple global asset classes that Wellington believes provide attractive valuations and attractive technical characteristics, and, in the aggregate, create a portfolio designed to have low correlation to the equities as represented in the S&P 500 Index.	20%	Real Asset Absolute Return
Cash		5%
1The allocation referenced in this table may change over time.
The allocation strategy for the Portfolio is determined by the Manager’s Strategic Investment Research Group (SIRG). SIRG may allocate the Portfolio’s assets among these various Underlying Portfolios in different proportions at different times. SIRG, in its sole discretion, exercises a dynamic tactical allocation strategy in the investment of the various strategies and sub-strategies based upon the risk environment as well as market and economic conditions. The day-to-day management of the Underlying Portfolios is the responsibility of the relevant subadviser.
SIRG’s Strategy Allocation Process. Using a risk-based investment approach, SIRG determines the use of liquid alternative investment strategies and establishes Underlying Portfolio allocation targets based on a collaborative assessment of the risk environment and each alternative strategy’s exposures. The following summarizes this approach:
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■	SIRG Manager Research is focused on identifying asset managers skilled in liquid alternatives strategy investment. SIRG Manager Research also provides robust ongoing analysis and insights into portfolio manager performance, positioning, trends and risks inherent with investing in each of the active asset managers.
■	SIRG Investment Strategy analyzes the market environment to identify potential opportunities and highlight potential risks currently facing active investment managers and strategies.
■	SIRG Portfolio Construction uses holdings and returns-based analysis and characteristics to identify core exposures of each investment. The group then applies a contribution to risk framework in setting target manager/fund allocations. Using risk parity analysis, drawdown and scenario analysis helps inform the final portfolio allocations. Concurrently, the group overlays common sense diversification and comprehensive analytics-based internal risk controls to ensure proper sizing and compliance with investment guidelines.
■	Opportunistically, the Portfolio may invest in Underlying Funds or ETFs to help manage overall equity or bond beta, enhance diversification or take advantage of significant market mispricings. This component is driven by both quantitative and qualitative analysis of market opportunities not adequately represented in Underlying Portfolios of the Trust.
The Portfolio maintains a small amount of cash to assist with daily fund activity and daily cash flows are used to assist with liquidity, rebalancing the Portfolio to allocation targets, and ensuring compliance with the Portfolio‘s investment objective and policies. SIRG adjusts the percentage of the Portfolio assets in each strategy in accordance with its expectations regarding the different strategies, and as market conditions or strategy specific issues warrant.
AST Managed equity portfolio
Investment Objective: to seek to provide capital appreciation.
Principal Investment Policies
The Portfolio is a “fund-of-funds.” That means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in Underlying Portfolios that invest primarily in equity and equity-related securities, including ETFs. Under normal circumstances, the Portfolio invests: 10-90% of its assets in Underlying Portfolios that invest primarily in domestic equity and equity-related securities; 10-90% of its assets in Underlying Portfolios that invest primarily in international equity and equity-related securities; and up to 30% of its assets in other Underlying Portfolios, such as portfolios that invest globally in equity securities of companies in particular sectors or industries. Underlying Portfolios may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
The asset allocation strategy is determined by the Subadviser. The Subadviser may allocate the Portfolio's investments among these various asset classes in different proportions at different times. The Subadviser exercises a dynamic tactical allocation strategy in the investment of the various asset and sub-asset classes based upon market and economic conditions. The selection of specific combinations of Underlying Portfolios for the Portfolio generally is determined by the Manager. The Manager employs various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the asset allocation strategy for the Portfolio.
QMA’s Asset Allocation Process
QMA typically follows a team approach to the asset allocation strategy of the Portfolio. QMA identifies investment opportunities by blending the output from quantitatively driven analyses with seasoned portfolio management judgment of its investment professionals. These analyses incorporate salient insights from academic theory and behavioral finance to identify when asset classes seem mispriced. QMA seeks to add value by tactically overweighting or underweighting asset classes based on opportunities identified both by the investment processes as well as the insights of the portfolio management team. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance asset allocation portfolios to target asset class weights.
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The Portfolio may also invest up to 10% of its assets in an overlay sleeve (QMA Overlay Management) to provide particular exposures such as to sectors, countries or industries, and also to provide liquidity. The overlay sleeve may invest directly in securities, ETFs and other instruments, including swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions (collectively, derivatives). In addition, the Underlying Portfolios and ETFs in which the Portfolio invests may, to varying degrees, also invest in derivatives.
The Underlying Portfolios as of the date of this prospectus are as follows:
Underlying Portfolio	Principal Investments	Asset Category
AST QMA US Equity Alpha Portfolio	US Large Cap Core	Domestic Equities
AST ClearBridge Dividend Growth Portfolio	US Large Cap Core	Domestic Equities
AST Loomis Sayles Large-Cap Growth Portfolio	US Large Cap Growth	Domestic Equities
AST Large-Cap Value Portfolio	US Large Cap Value	Domestic Equities
AST Goldman Sachs Mid-Cap Growth Portfolio	US Mid Cap Growth	Domestic Equities
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	US Mid Cap Value	Domestic Equities
AST Small-Cap Value Portfolio	US Small Cap Value	Domestic Equities
AST Small-Cap Growth Portfolio	US Small Cap Growth	Domestic Equities
AST International Value Portfolio	International Stocks	Non-US Equities
AST International Growth Portfolio	International Stocks	Non-US Equities
AST AQR Emerging Markets Equity Portfolio	Emerging Market Equity	Non-US Equities
AST MFS Global Equity Portfolio	Other/Global Equity	Other
AST Global Real Estate Portfolio	Other/Global Real Estate	Other
QMA Overlay Management	Overlay	Overlay
Other Investments
The Portfolio is not limited to investing exclusively in shares of the Underlying Portfolios. The Portfolio is permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, the Portfolio (among others) may invest in ”securities“ (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not ”securities“ within the meaning of the 1940 Act. Up to approximately 10% of the Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.
AST managed fixed income portfolio
Investment Objective: to seek total return.
Principal Investment Policies
The Portfolio is a ”fund-of-funds.“ That means that the Portfolio invests substantially all of its assets in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Portfolio may invest are collectively referred to as the “Underlying Portfolios.” In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in Underlying Portfolios that invest primarily in fixed income assets. Under normal circumstances, the Portfolio invests 50-100% of its assets in Underlying Portfolios that invest primarily in core bonds and up to 50% of its assets in Underlying Portfolios that invest primarily in other fixed income securities. Underlying Portfolios may from time to time be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Portfolio.
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The asset allocation strategy is determined by Subadviser. The Subadviser may allocate the Portfolio's investments among these various asset classes in different proportions at different times. The Subadviser will exercise a dynamic tactical allocation strategy in the investment of the various asset and sub-asset classes based upon market and economic conditions. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the asset allocation strategy for the Portfolio.
QMA’s Asset Allocation Process
QMA typically follows a team approach in the asset allocation of the Portfolio. QMA identifies investment opportunities by blending the output from quantitatively driven analyses with seasoned portfolio management judgment of its investment professionals. These analyses incorporate salient insights from academic theory and behavioral finance to identify when asset classes seem mispriced. QMA seeks to add value by tactically overweighting or underweighting asset classes based on opportunities identified both by the investment processes as well as the insights of the portfolio management team. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance asset allocation portfolios to target asset class weights.
The Portfolio may also invest up to 10% of its assets in an overlay sleeve (QMA Overlay Management) to provide particular exposures such as to sectors, countries or industries and also to provide liquidity. The overlay sleeve may invest directly in securities, ETFs and other instruments, including swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions (collectively, derivatives). In addition, the Underlying Portfolios and ETFs in which the Portfolio invests, may, to varying degrees, also invest in derivatives.
The Underlying Portfolios as of the date of this prospectus are as follows:
Underlying Portfolio	Principal Investments	Asset Category
AST Prudential Core Bond Portfolio	Core/Core Plus Bond	Core Bonds
AST BlackRock/Loomis Sayles Bond Portfolio	Core/Core Plus Bond	Core Bonds
AST BlackRock Low Duration Bond Portfolio	Low Duration Bond	Other Fixed Income
AST Goldman Sachs Strategic Income Portfolio	Unconstrained Bond	Core Bonds
AST Templeton Global Bond Portfolio	Global Bond	Other Fixed Income
AST High Yield Portfolio	High Yield Bond	Other Fixed Income
AST Western Asset Emerging Markets Debt Portfolio	Emerging Markets Debt	Other Fixed Income
QMA Overlay Management	Overlay	Overlay
Other Investments
The Portfolio is not limited to investing exclusively in shares of the Underlying Portfolios. The Portfolio is permitted under current law to invest in “securities” as defined under the 1940 Act. Under the 1940 Act and SEC exemptive relief, the Portfolio (among others) may invest in ”securities“ (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not ”securities“ within the meaning of the 1940 Act. Up to approximately 10% of the Portfolio’s net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. This Portfolio may also invest in ETFs for additional exposure to relevant markets.
AST MORGAN STANLEY MULTI-ASSET PORTFOLIO
Investment Objective: to seek total return.
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Principal Investment Policies
To pursue its objective, the Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. The Portfolio takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Portfolio may implement these positions either directly by purchasing securities or through the use of derivatives. There is no guarantee that the Portfolio will achieve its goal of positive absolute return.
The Subadviser’s top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. The Portfolio's allocations are the result of relative value and/or directional views of the markets or individual asset classes taken by the Subadviser based on the results of its fundamental and quantitative research. The Portfolio may at times invest a substantial portion of its assets in one or more countries (including emerging market countries) or regions. The Portfolio's investments may be US and non-US dollar denominated.
The Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States. In addition, the Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below ”investment grade“ or are not rated, but are of equivalent quality. These fixed income securities are often referred to as ”high yield securities“ or ”junk bonds.“ High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. (Moody's) or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. (S&P), or if unrated considered by the Subadviser to be an appropriate investment for the Portfolio.
The Portfolio may invest in asset-backed securities. The Portfolio may also invest in restricted securities. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by US governmental or private lenders such as banks. The Portfolio may also invest in other investment companies, including ETFs.
The Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, for hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps (including primarily total return swaps, interest rate swaps, and credit default swaps), structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. At times, the Portfolio may enter into ”cross-currency“ transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Portfolio is non-diversified under the 1940 Act and may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.
AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO
Investment Objectives: to seek long-term capital appreciation and secondarily seek principal preservation.
Principal Investment Policies
The Portfolio seeks to achieve its investment objectives primarily by taking long and short positions in the global securities markets. Under normal market conditions, the Portfolio uses long or short positions in common and preferred equity securities, ETFs and fixed income securities. The Portfolio also uses derivatives, including long and short positions from futures contracts on stock indices, total return swaps on individual securities and indices, foreign
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currency forward contracts and call and put options on individual securities and indices including writing (selling) calls against positions in the Portfolio (covered calls) or writing (selling) puts on securities. Short positions involve selling a security the Portfolio does not own or buying a derivative on a security in anticipation that the security’s price will decline. The Portfolio may invest in securities of, and derivative contracts on, US and non-US companies. Futures, swaps, forwards or options may be used in an attempt to increase returns and/or reduce risks. The equity securities in which the Portfolio invests are generally those of companies with market capitalizations of at least $250 million, measured at the time the Portfolio first invests in them. The Portfolio may continue to hold or add to a position in a stock after the company’s market value has fallen below $250 million. The Portfolio’s typical investment exposure ranges from net long exposure of 150% of net asset value (NAV) to net short exposure of 20% of NAV. For example, if the Portfolio’s long portfolio provides long investment exposure of 70% of its NAV and its short portfolio provides short investment exposure of 40% of its NAV, the Portfolio would have a net long exposure of 30% of NAV. The Portfolio may sell short an instrument in which it can invest long.
With respect to any portion of the Portfolio’s assets invested in long equity positions, the Subadviser invests in companies which it believes are undervalued and possess one or more of the following characteristics: (i) companies with strong competitive positions in industries with attractive growth prospects; (ii) companies with the ability to generate sustainable cash flows which are growing at a modest rate over the long-term; (iii) companies whose market price is below the Subadviser’s estimate of the company’s intrinsic value; and (iv) companies with the potential for a catalyst, such as a merger, liquidation, spin off, or management change. The Subadviser’s estimate of a company’s intrinsic value represents its view of the company’s true, long-term economic value (the value of both its tangible and intangible assets), which may be currently distorted by market inefficiencies. In establishing long equity positions, the Portfolio may utilize stock index futures and total return swaps and options on individual securities and indices.
With respect to any portion of the Portfolio’s assets invested in short equity positions, the Subadviser employs short positions in an attempt to increase returns and/or to reduce risk. The Subadviser’s use of short positions to increase returns and/or reduce certain risks may include, among others: (i) short sales of ETFs representing macro-economically challenged markets, industries or geographies; (ii) short sales of the equity securities of companies that the Subadviser expects to decline in price, lose economic value or generally underperform; or (iii) short positions designed to offset cyclical, currency, or country-specific risks, including, but not limited to, short positions in stock index futures.
The Subadviser’s investment process involves identifying companies for further analysis based on a variety of factors, including quantitative screens. Once a company is identified, in-depth research about the company is conducted, which may include building financial models, conducting interviews with management or reviewing publicly available information, such as management’s compensation incentives. The Subadviser combines this research with various valuation methodologies in selecting long and short positions for the Portfolio.
The Subadviser may make a decision to sell a security, or with respect to a short position, a decision to exit a short position, based on changes at either a macro-economic or general market level or at a specific company. This may include changes in global politics and economics, regulation or legislation by a country, or industry structure. The Subadviser may also sell a security or exit a short position when other opportunities appear more attractive in the Subadviser’s opinion, when a company demonstrates an inability to execute a business plan, or when a company has poor capital allocation, poor earnings quality, or increased risks to the company’s cash flows.
The Portfolio also typically invests in long positions in fixed income securities of US and non-US companies, including below investment grade securities (commonly known as “junk bonds”). The Portfolio does not generally take short positions directly in fixed income securities; however, it may take a short position in an ETF investing in fixed income securities. In selecting fixed income securities, the Subadviser generally looks for securities issued by companies that the Subadviser believes has strong management and compelling valuation. In doing so, the Subadviser analyzes such factors as: ability to generate free cash flow; a demonstrated commitment to use that cash flow to pay down existing debt; and an improving credit profile. As such, the Subadviser focuses on securities issued
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by companies that the Subadviser believes have demonstrated improvements in their leverage and asset coverage ratios, are not unreasonably constrained by their existing financing arrangements and have debt with manageable payment schedules.
The Subadviser allocates investments to sectors without reference to any benchmark; rather, sector allocations are based on the Subadviser’s assessment of which sectors offer the most attractive risk-adjusted returns. Although the Portfolio does not seek to be market neutral, depending on market conditions, the Portfolio’s long investment exposure may equal the Portfolio’s short investment exposure.
In an effort to achieve its goal, the Portfolio may engage in active and frequent trading.
AST prudential Flexible multi-strategy PORTFOLIO
Investment Objective: to seek to provide capital appreciation.
Principal Investment Policies
The Portfolio seeks its investment objective by investing in a combination of global equity and equity-related securities, real assets, debt obligations, absolute return strategies and money market instruments. The Portfolio gains exposure to these categories and investment strategies by utilizing, in varying combinations and percentages, the following tools: (i) investment in other pooled investment vehicles, including other portfolios of the Trust and ETFs (collectively referred to as Underlying Portfolios); (ii) subadvisers to directly manage investments in securities including, but not limited to equity and equity-related securities, debt, derivatives and money market instruments; and (iii) investment in certain financial and derivative instruments. The Portfolio may invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust.
The asset allocation strategy is determined by QMA. QMA exercises a flexible strategy in the selection of asset classes and/or strategies, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector.
The Portfolio may have none, some or all of its assets invested in each asset class and/or strategies, as listed below, in relative proportions that change over time based upon market and economic conditions.
Strategy	Description
Equities
US Equity 130-30	This strategy utilizes a long/short investment approach. The strategy shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The strategy normally invests (take long positions) at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of US issuers. The strategy targets approximately 100% net market exposure, similar to a “long-only” strategy, to US equities.
Market Participation Strategy	This strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure through investments in options and futures.
Europe, Australia, Far East (EAFE) All Cap Strategy	This strategy invests in equity and equity-related securities of international equity companies across all market capitalizations. The Portfolio’s subadviser employs a quantitatively driven, bottom up investment process.
Emerging Markets	This strategy involves investments in equity and equity-related securities of emerging market companies. Emerging market companies are those relating to issuers: (i) located in emerging market countries or (ii) included (or scheduled for inclusion by the index provider) as emerging market issuers in one or more broad-based market indices.
Fixed Income
Core Bonds	This strategy invests in intermediate and long-term debt obligations and high quality money market instruments debt obligations including, without limitation, US Government securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, bank loans by assignment as well as through loan participations, corporate bonds, and municipal bonds.
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Strategy	Description
High Yield Bonds	This strategy seeks to outperform the BofA Merrill Lynch High Yield Master II Constrained Bond® Index by investing in domestic high-yield corporate bonds and, to a lesser extent, in bank loans and preferred and convertible securities.The Portfolio’s subadviser emphasizes sector valuation and individual security selection in constructing this segment of the Portfolio, and focus on the less efficient, middle-tier section of the high-yield market while selectively investing in lower rated issuers. The high-yield bond segment of the Portfolio is designed to be well diversified across sectors, capital structure, and issuers.
Global Aggregate Plus	This strategy seeks total return through a diversified portfolio participating in a wide array of global fixed income sectors, interest rates, currencies and derivatives, using the Barclays Capital Global Aggregate Index as a benchmark.
Real Assets
Global Real Estate	This strategy invests in in equity-related securities of real estate companies including companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.
Infrastructure	This is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends.
Global Natural Resources	This strategy seeks to invest in global natural resources companies. Natural resource companies are U.S. and foreign (non-U.S. based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.
Master Limited Partnerships (MLPs)	This strategy seeks to invest in MLP investments. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments.
Treasury Inflation Protected Securities (TIPS)	The TIPS strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively-driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Barclays U.S. Treasury Inflation Protected Index.
Alternatives
Market Neutral	The Market Neutral strategy uses an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy consist primarily of a broad universe of stocks.
Global Absolute Return	Unconstrained by a benchmark, the strategy seeks positive returns over the long term, regardless of market conditions, by participating in a wide range of global fixed income sectors, interest rates, currencies and derivatives.
Overlay
Overlay Tactical Sleeve Strategy	A Portfolio overlay sleeve utilized for liquidity and allocation changes
Each asset class and/or strategy may be either actively managed or fulfilled with Underlying Portfolios based on current asset size of the Portfolio and based on the discretion of the subadviser.
The Portfolio may buy or sell swaps, options or futures on a security, a commodity, or an index of securities or commodities, or enter into forward foreign currency transactions (collectively, derivatives). The Portfolio may utilize derivatives for liquidity and allocation changes. The Portfolio may also use derivatives to enhance return or gain exposure to various markets, in which case their use may involve leveraging risk. In addition, the Underlying Portfolios in which the Portfolio invests may, to varying degrees, also invest in derivatives. Derivatives may include mortgage TBAs (mortgage TBAs are “to be announced” mortgage derivatives), swaps, forwards, index, futures, other futures contracts and options thereon. The Portfolio or the Underlying Portfolios may engage in short selling.
Asset Allocation Process. QMA typically follows a team approach in the asset allocation of the Portfolio. QMA identifies investment opportunities by blending the output from quantitatively driven analyses with seasoned portfolio management judgment of its investment professionals. These analyses incorporate salient insights from academic theory and behavioral finance to identify when asset classes seem mispriced. QMA seeks to add value by tactically
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overweighting or underweighting asset classes based on opportunities identified both by the investment processes as well as the insights of the portfolio management team. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance the Portfolio to target asset class weights.
Equities Portfolio Management Process. QMA manages part of the equity portion of Portfolio. QMA typically follows a team approach and uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts.
Global Natural Resources Investment Process. Jennison Associates LLC (Jennison) manages the Global Natural Resources Sleeve of the Portfolio. Natural resource companies are US and foreign (non-US based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources. Asset-based securities are securities, the values of which are related to the market value of a natural resource. Jennison takes a contrarian approach—looking for inexpensive securities and sectors. Jennison looks to invest in areas where commodity prices are temporarily low leading to temporary sub-par financial performance, but which may offer great opportunities for the patient investor. Jennison also looks for speculative exploration and development companies to participate in the potential price appreciation that these companies often experience. In selecting securities for the Prudential Portfolio, Jennison uses a bottom-up approach based on a company’s growth potential. From time to time, Jennison may supplement its fundamental investment process with quantitative analytics designed to evaluate the Prudential Portfolio’s holdings in order to optimize portfolio construction, and to create an enhanced liquidity profile for the sleeve while maintaining investment strategy integrity.
Master Limited Partnership Process. Jennison manages the Master Limited Partnership sleeve of the Portfolio. MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. The Portfolio’s MLP investments may be of any capitalization size. In deciding which stocks to buy, Jennison’s portfolio management team relies on proprietary fundamental research, focused on the discovery of quality companies with predictable and sustainable cash flows. In narrowing the investment universe, the investment team compares prospective candidates’ competitive positioning, including strategically located assets; distribution coverage ratios; organic growth opportunities; expected dividend or distribution growth; the quality of the management team; balance sheet strength; and the support of the general partner. Valuation and the stock’s degree of liquidity factor into the portfolio managers’ decision calculus, as well. The team also monitors wider industry dynamics and interacts continually with Jennison’s Natural Resources investment professionals to gain insights into emerging trends, such as the anticipation of an acceleration or reduction in production of particular oil and gas plays or a shift in regulatory or tax policy, which could affect potential or current positions.
Fixed Income Investment Process. PGIM will manage certain fixed income portions of the Portfolio. PGIM’s process is research-driven and relative-value oriented. All country, sector, and individual bond allocations are made based on internal research. The Team follows a four-step investment process that includes:
■	Top-Down Risk Allocation – PGIM assesses global appetite for risk to determine portfolio risk profile, levering its extensive global macroeconomic, fundamental and quantitative resources
■	Asset Allocation Global Rates, FX and Spread Sector Allocation – PGIM determines country/term structure,
■	currency, and sector positioning; emphasizing ideas from sector specialists
■	Security Selection and Relative Value – PGIM utilizes bottom-up research-based approach. Sector specialists and
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■	research analysts are aligned by sector/industry; and
■	Risk Management – PGIM employs a rigorous process to tightly monitor risk at all levels and uses proprietary tools
■	to verify performance achieved is appropriate for risk taken.
Overlay Tactical Sleeve Strategy. A portion of the Portfolio’s net assets are allocated to the Overlay investment category subadvised by QMA. QMA uses a top-down approach to establish long and short allocations among asset classes including equities, fixed income, and non-traditional assets. The overlay may consist of futures, ETFs, ETNs, options, swaps, FX forwards, cash, cash equivalents, and short-term debt instruments.
AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
Investment Objective: to seek long-term capital appreciation.
Principal Investment Policies
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices.
The Portfolio employs an equity investment strategy using a quantitatively driven, bottom up investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. The Portfolio’s subadviser constructs a portfolio that seeks to maximize the Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.
Other Investments and Strategies of the Portfolio
In addition to the principal investment strategies, the Portfolio may also invest in the following types of securities and/or use the following investment strategies to increase the Portfolio’s return or protect its assets if market conditions warrant:
■	Convertible Preferred Stock
■	Depositary Receipts
■	Derivatives
■	Exchange Traded Funds
■	Foreign Currency Forward Contracts
■	Futures Contracts
■	Illiquid Securities
■	Participation Notes
■	Real Estate Investment Trusts
■	Small Companies
■	Swaps
■	Temporary Defensive Investments
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Portfolio’s ability to achieve its investment objectives, but may help to preserve the Portfolio's assets.
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Additional Strategies
The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1∕3% of the value of its total assets); purchases shares of other investment companies; lends its securities to others (the Portfolio can lend up to 33 1∕3% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain other investment restrictions that are Portfolio fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
AST T. Rowe price diversified real growth portfolio
Investment Objective: to seek long-term capital appreciation and secondarily, income.
Principal Investment Policies
The Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Portfolio invests primarily in common stock of larger, more established companies, which are defined as companies with a market capitalization above $3 billion. The Portfolio may also invest in securities of small and medium-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion whereas smaller-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the total Portfolio may be invested in non-US dollar denominated equity securities. Up to 20% of the total Portfolio may be allocated to a real assets equity segment. The real assets equity segment invests in stocks of companies that derive a significant portion of their income from real assets. Real assets are investment options that are characterized by the fact that they are tangible, such as commodities. The fixed income portion of the Portfolio is allocated among investment grade securities (50-100% of the bond portion). The Portfolio may also invest up to 50% of the fixed income portion in a combination of high yield or “junk” bonds, non-US dollar denominated bonds and/or emerging market debt securities. A portion of the fixed income holdings may also include TIPS, or Treasury Inflation-Protected Securities, TBAs (“to be announced”) and various investment companies in accordance with regulatory limits. The Portfolio may invest up to 10% of the total portfolio in cash reserves. Cash reserves may consist of US-dollar and non US-dollar denominated securities and money market vehicles. The Portfolio’s maximum combined exposure to non-US dollar denominated equity and fixed income securities is 50% of the Portfolio’s net assets. The Portfolio may also invest in derivative instruments for both investment and hedging purposes. The Portfolio’s investments in derivatives may include futures, equity and fixed income futures, foreign currency contracts, options and swaps, such as total return swaps, credit default swaps and interest rate swaps. The portfolio’s use of options typically involves writing (i.e., selling) index call options on a US large-cap stock index in an effort to generate additional income and more broadly diversify the portfolio, although the Portfolio may buy or sell options for other purposes. This index option overlay strategy is generally designed to provide less overall risk than a pure equity portfolio.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Other Investments:
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or
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pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful. Portfolio investments in hybrid instruments are limited to 10% of total assets.
Investment Process of the Portfolio
The Portfolio invests in a mix of equity and fixed income investments based upon the subadviser’s outlook for the markets. When deciding upon asset allocations, the subadviser may increase investments in equity securities when strong economic growth is expected, for example. The opposite may be true if the subadviser believes that the economy is expected to slow sufficiently enough to hurt corporate profit growth. The Portfolio’s investments in non-US dollar denominated securities and money market vehicles, including stocks and bonds, is intended to provide additional diversification. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.
As part of the Portfolio’s index option overlay strategy, the Portfolio may write short-term S&P 500 Index call options in an effort to lower direct equity exposure and improve risk adjusted returns, and the Portfolio may manage this equity exposure through the use of equity index futures.. The strategy provides the Portfolio with additional income and diversification, and is designed to help to reduce the overall risk profile of the Portfolio’s US equity investments by providing an income stream that over time can offset losses in the stock market. As the seller of an index call option, the Portfolio receives a premium from the purchaser, who has the right to any appreciation in the value of the index over a fixed price (the “strike price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Portfolio retains the premium and, if the purchaser exercises the option, the Portfolio pays the purchaser the difference between the value of the index and the exercise price of the option. The options written by the Portfolio are typically rolled over on a monthly basis – for example, by purchasing a previously written option (which closes an existing option position) and writing a new option. In addition to writing index call options, the Portfolio’s option overlay strategy could also involve the buying or selling of both put and call options. The strategy may also buy or sell equity index futures to manage the overall equity exposure.
AST WELLINGTON Management gLOBAL BOND Portfolio
Investment Objective: to seek to provide consistent excess returns over the Barclays Global Aggregate Bond Index (USD Hedged).
Principal Investment Policies:
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. The Portfolio seeks to generate excess returns relative to the Barclays Global Aggregate Index (USD Hedged). The Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Portfolio’s global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
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Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Portfolio’s bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Portfolio is generally diversified by country, currency, and issuer relative to the global bond market.
The Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
Derivative instruments are primarily used in the same way and with the same objectives as traditional securities:
■	to hedge portfolio risk;
■	to position the portfolio to profit from an expected change in market prices; and
■	to manage portfolio liquidity.
AST wellington management real total return portfolio
Investment Objective: to seek long-term real total return.
Principal Investment Policies
The Portfolio seeks to achieve its objective by actively allocating the Portfolio’s assets to multiple global asset classes, including fixed income, currencies, commodities, and equities, that the Subadviser believes exhibit attractive valuations and attractive technical characteristics. In addition, the Portfolio allocates a portion of its assets to specialized investment teams within the Subadviser that the Subadviser believes will generate attractive total returns that are uncorrelated to one another. The Subadviser also seeks to actively manage the Portfolio’s overall risk in an effort to provide attractive real total returns with moderate volatility and low correlation to equities as represented by the S&P 500 Index, over a full market cycle. There is no guarantee that the Portfolio will achieve its goal of positive total returns. As used herein, “real total returns” means consistent total returns that outpace inflation over the long term.
The Portfolio may invest in fixed income securities and cash and cash equivalents, including, but not limited to, sovereign debt, agency securities, supranational investments, mortgage-backed securities, “to-be-announced” securities, corporate debt, asset-backed securities, bank loans, convertible bonds, and other fixed income instruments, as well as derivatives related to interest rates and fixed income securities. These fixed income instruments could include non-investment grade debt obligations (also known as “junk bonds”) and emerging market debt obligations. The Portfolio may invest in fixed income securities of any maturity or duration.
The Portfolio may also invest directly in listed and unlisted equity and equity related securities, including, but not limited to, common stock, preferred stock, depositary receipts inclusive of commodity indexes (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), index-related securities (including ETFs) and exchange traded notes (“ETNs”), real estate investment structures (including REITs)), convertible bonds, convertible preferred stock, rights, warrants, and similarly liquid equity equivalents. The Portfolio may invest in equity securities of issuers with any market capitalization.
The Portfolio may make significant use of derivative transactions. The Portfolio uses derivatives in pursuit of its investment objective, to manage portfolio risk and/or to replicate securities the Portfolio could buy directly. The Portfolio may actively manage market exposure through the use of derivatives, which may include futures (on asset classes or indices including volatility indices), forwards, options, swaps (total return swaps, credit default swaps,
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interest rate swaps, and swap options), structured notes and spot transactions. Derivatives are used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
As indicated in the descriptions of the Portfolios above, the Portfolios may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be characterized by the Portfolio as illiquid securities.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement.
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Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the Subadviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Exchange Traded Funds—An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s
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profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio generally may invest up to 15% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% limit. The 15% limit is applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio's illiquid securities exceeds the 15% limit due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will take other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest
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is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.
Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.
In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
MLPs – MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETPs, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the Investment Manager or Subadviser.
Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign and Emerging Markets Risk” above.
Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
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Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse market, economic, or political conditions, a Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated short-term bond funds and/or affiliated or unaffiliated money market funds. Investing heavily in these securities will limit the Subadviser’s ability to achieve the Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objectives.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's (published or customized) total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
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Unrated Debt Securities—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Portfolio may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations, and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
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PRINCIPAL RISKS
The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. For Portfolios that have larger allocations to equity securities relative to their fixed income allocations, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.
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Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefits using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions.
Currency Management Strategies Risk. Currency management strategies may substantially change a Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce a Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments.
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Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
■	Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
■	Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.
The SEC has proposed a new rule related to the use derivatives for registered investment companies which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates,
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experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.
Exchange-Traded Funds Risk. The Portfolios may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.
Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US
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government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. A rise in interest rates may result in periods of volatility and increased redemptions, which may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Portfolio. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
■	Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. A Portfolio may be subject to a heightened risk of rising interest rates because interest rates in the US are at, or near, historic lows. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio that invests in a wider variety of countries, regions, industries, sectors, or investments. As a result, a Portfolio may accumulate larger positions in such countries, regions, industries, sectors, or types of investments and its performance may be tied more directly to the success or failure of a smaller group of related portfolio holdings than a portfolio that invests more broadly.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
■	Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading
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volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
■	Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
■	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US.
■	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
■	Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
■	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.
■	Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies which we refer to as “Underlying Portfolios.” In addition to the risks associated with the investment in the Underlying Portfolios, these Portfolios are subject to the following risks:
■	To the extent that a Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
■	The ability of a Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
■	The performance of a Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s subadviser(s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
■	There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s subadviser(s). Because the amount of the investment management fees to be retained by the Manager and their affiliates may differ depending upon which Underlying Portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s subadviser(s) in selecting the Underlying Portfolios. In addition, the Manager and a Portfolio’s subadviser(s) may have an incentive to take into account the effect on an
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Underlying Portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although the Manager and a Portfolio’s subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Futures and Forward Contracts Risk. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Portfolio may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.
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Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a
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portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Master Limited Partnerships Risk. A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.
Portfolio Turnover Risk. A subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Model Design Risk. The design of the underlying models may be flawed or incomplete. The investment models QMA uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by QMA's models. Additionally, the quantitative techniques that underlie QMA's portfolio construction processes may fail to fully anticipate important risks.
Model Implementation Risks. While QMA strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide QMA's quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions. Risks associated with model implementation include the following:
■	The model may not operate as expected due to coding shortcomings, the quality of inputs or other similar sources of error.
■	Although QMA has back-up facilities, it is possible that computing or communication technology may be disrupted, making it difficult or impossible for QMA to run its models.
■	While QMA uses computer-based models in connection with its investment strategies, the implementation of these strategies allows for non-quantitative inputs from QMA's portfolio managers. Judgment decisions made by the investment team may detract from the investment performance that might otherwise be generated by QMA's models.
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■	Turnover-related trading costs will reduce the performance and performance may be diminished when trading costs, or turnover, are high.
■	QMA utilizes a large amount of internally and externally supplied data in its investment models, much of which may change frequently. Although QMA routinely monitors the data it uses, it is possible that QMA will not identify all data inaccuracies. Additionally, certain data items may become unavailable at any time, for reasons outside of QMA's control, potentially reducing the efficacy of its models.
■	A client’s portfolio may perform better or worse than other similarly managed accounts for different reasons including, among other variables, the frequency and timing of rebalancing and trading each portfolio, the size of each portfolio, and the number of positions in each portfolio. QMA does not manage portfolios with the intention of holding specific securities; rather, QMA targets specific combined portfolio characteristics. This process will result in differences in the securities held across similarly managed portfolios, leading to potential differences in performance.
Real Asset Risk. The real asset industries in general can be significantly affected by a variety of factors, including exploration and production spending; government regulation or deregulation; energy conservation; changes in tax laws and government regulations; raw materials prices, energy prices and the supply and demand for oil and gas; interest rates; commodity prices; international monetary and political developments such as currency devaluations or revaluations; and central bank movements.
The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and mining companies can suffer from resource availability, governmental restrictions, and fluctuations in supply and demand.
Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, tariffs and international economic, political and regulatory developments.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and certain Portfolios are subject to regulation by the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may
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materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
Prudential Investments LLC 655 Broad Street, Newark, New Jersey, and AST Investment Services, Inc. One Corporate Drive, Shelton, Connecticut, and serve as co-investment managers of the Trust. PI and ASTIS serve as co-investment managers for each Portfolio except AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio, for which PI serves as the sole investment manager. When used in this Prospectus, the “Manager” refers to (a) PI and ASTIS, collectively, with respect to the AST Jennison Global Infrastructure Portfolio, the AST Managed Equity Portfolio and the AST Managed Fixed Income Portfolio; and (b) PI with respect to all other Portfolios covered by this Prospectus. ASTIS has been in business providing advisory services since 1992. PI has been in business providing advisory services since 1996.
PI has registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to AST Columbia Adaptive Risk Allocation Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST FQ Absolute Return Currency Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio, and with respect to other portfolios of the Trust not included in this prospectus.
The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASTIS and PI, as applicable, (the Management Agreements), provide that the Manager will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Manager, subject to approval by the Board, to change Subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Manager and the Board. PI also participates in the day-to-day management of several Portfolios, as noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one Subadviser for a Portfolio, the Manager will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Manager deem appropriate. The Manager may change the target allocation of assets among
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Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. PI will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Manager buy a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Management Agreements and subadvisory agreements is available in the Trust's semi-annual report for the period ended June 30.
Investment Management Fees
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2015:
Portfolio	Total Effective Annualized Investment Management Fees Paid
AST AB Global Bond Portfolio	0.63%
AST BlackRock Multi-Asset Income Portfolio	0.04%
AST Columbia Adaptive Risk Allocation Portfolio	-*
AST Emerging Managers Diversified Portfolio	-*
AST FQ Absolute Return Currency Portfolio	-*
AST Franklin Templeton K2 Global Absolute Return Portfolio	-*
AST Goldman Sachs Global Growth Allocation Portfolio	-*
AST Goldman Sachs Global Income Portfolio	0.63%
AST Goldman Sachs Strategic Income Portfolio	0.79%
AST Ivy Asset Strategy Portfolio	-*
AST Jennison Global Infrastructure Portfolio	-*
AST Legg Mason Diversified Growth Portfolio	-*
AST Managed Alternatives Portfolio	-*
AST Managed Equity Portfolio	-*
AST Managed Fixed Income Portfolio	-*
AST Morgan Stanley Multi-Asset Portfolio	-*
AST Neuberger Berman Long/Short Portfolio	-*
AST Prudential Flexible Multi-Strategy Portfolio	0.14%
AST QMA International Core Equity Portfolio	0.75%
AST T. Rowe Price Diversified Real Growth Portfolio	-*
AST Wellington Management Global Bond Portfolio	0.63%
AST Wellington Management Real Total Return Portfolio	-*
Notes to Investment Management Fees Table:
* The management fee amount waived exceeds the management fee for the current period due to expense limitations.
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Legal Proceedings. On October 30, 2015, a lawsuit was filed against Prudential Investments LLC (“Defendant”) in the United States District Court for the District of Maryland bearing the caption North Valley GI Medical Group, et al. v. Prudential Investments LLC, No. 1:15-cv-03268, by North Valley GI Medical Group and certain other purported shareholders on behalf of six Prudential retail mutual funds: Prudential Jennison Growth Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Global Real Estate Fund, Prudential Jennison Equity Income Fund, Prudential Short-Term Corporate Bond Fund, Inc., and Prudential Jennison Natural Resources Fund, Inc. (collectively, the “Named Funds”). None of the Named Funds is a party to the lawsuit. Plaintiffs allege that Defendant violated Section 36(b) of the Investment Company Act of 1940 (the “1940 Act”) by receiving allegedly excessive investment advisory fees from each Named Fund and seek, among other things, a declaration that Defendant has violated Section 36(b) of the 1940 Act, rescission of the investment advisory agreements between Defendant and the Named Funds, an award of compensatory damages, including repayment to each Named Fund of all allegedly excessive investment advisory fees paid by such Fund from one year prior to the filing of the lawsuit through the date of trial of the action, plus purported lost investment returns on those amounts and interest thereon, and attorneys’ fees and costs. Defendant believes the claims are without merit and intends to vigorously defend the action.
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Investment Subadvisers
The Portfolios each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the fee that the Manager receives from the Trust. The investment Subadvisers for each Portfolio of the Trust are described below:
AllianceBernstein, L.P. (AllianceBernstein) is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA S.A., one of the largest global financial services organizations. AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. As of December 31, 2015, AllianceBernstein’s assets under management totaled $468 billion.
BlackRock Financial Management, Inc. (BlackRock Financial) is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial is a registered investment adviser and a commodity pool operator organized in New York. BlackRock Inc. and its affiliates had approximately $4.64 trillion in assets under management as of December 31, 2015. BlackRock Financial is located at 55 East 52nd Street, New York, New York 10055.
Columbia Management Investment Advisers. LLC (Columbia) is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser and administrator to the Columbia Funds. Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia's management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of December 31, 2015, Columbia had approximately $325.59 billion in assets under management.
Dana Investment Advisors, Inc. (Dana) was founded in 1980 and is an SEC registered investment adviser under the Investment Advisers Act of 1940. Dana is headquartered in Brookfield, WI where all business functions are performed including: Portfolio Management, Trading, Operations and Administration. Dana currently manages over $6.5 billion dollars for a broad range of clients located throughout the United States. The company is 100% employee owned and does not maintain any other business affiliations.
First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2015, First Quadrant had approximately $20.3 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein First Quadrant has full investment discretion over the portfolios.
Franklin Advisers, Inc. (Franklin Advisers) is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2015, Franklin Resources, Inc. and its affiliates had approximately $763.9 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.
K2/D&S Management Co., L.L.C. (K2) is a registered investment adviser and has been in the investment management business since 1994. K2 is a majority-owned subsidiary of Franklin Resources, Inc. K2 is located at 300 Atlantic Street, 12th Floor, Stamford, Connecticut 06901.
Templeton Global Advisors Limited (Templeton Global) has been in the business of providing investment advisory services since 1954. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc. Templeton Global is located at Lyford Cay, Nassau, Bahamas.
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Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2015, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of $1,082,665.8 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sach's address is 200 West Street, New York, New York 10282-2198.
Ivy Investment Management (Ivy) operates as a wholly owned, direct subsidiary of Waddell & Reed Financial, Inc. (“Waddell & Reed”), and is located at 6300, Lamar Avenue, Overland Park, KS 66202. Waddell & Reed traces its investment heritage back to 1937. The firm is focused on asset management and distribution of investment products. As of December 31, 2015, Ivy and its affiliates had approximately $104.4 billion in assets under management.
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc. (formerly Prudential Investment Management, Inc.), which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC (formerly Prudential Asset Management Holding Company LLC), which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2015, Jennison managed in excess of $174 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
Longfellow Investment Management Co. LLC. (Longfellow) a registered investment adviser located at 20 Winthrop Square, Boston, Massachusetts 02110. As of December 31, 2015, Longfellow had approximately $7.75 billion in assets under management.
Morgan Stanley Investment Management, Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2015, MSIM together with its affiliated asset management companies had approximately $406 billion in assets under management.
Neuberger Berman Investment Advisers LLC (NBIA). Is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“Neuberger Berman”). As of December 31, 2015, NBIA and its affiliates managed approximately $240 billion in assets. NBIA's address is 605 Third Avenue, New York, New York 10158.
PGIM, Inc. (PGIM) (formerly Prudential Investment Management, Inc.) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PGIM and is responsible for the management of the Portfolios. As of December 31, 2015, PGIM had approximately $963 billion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM, Limited (formerly Pramerica Investment Management Limited), is an indirect, wholly-owned subsidiary of PGIM, Inc. PGIM, Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM, Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2015, PGIM, Limited managed approximately $25.9 billion in assets.
Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of PGIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2015, QMA managed approximately $113 billion in assets, including approximately $46 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.
QS Investors LLC (QS Investors) is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2015, QS Investors had approximately $23.7 billion in assets under management, advisement or administration. QS Investors’ address is 880 3rd Avenue, New York, NY 10022.
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Brandywine Global Investment Management, LLC (Brandywine) is a wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2015, Brandywine had approximately $68.8 billion in assets under management. Brandywine’s address is 2929 Arch Street, Philadelphia, PA 19104.
ClearBridge Investments, LLC (ClearBridge) has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2015, ClearBridge’s total assets under management were approximately $107.5 billion, including $8.1 billion for which ClearBridge provides investment models to managed account sponsors.
Western Asset Management Company (Western Asset) & Western Asset Management Company Limited (WAML). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $433.75 billion as of December 31, 2015. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.
T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $763.1 billion in assets as of December 31, 2015. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price International Ltd (T. Rowe Price International) was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world. T. Rowe Price International – Tokyo is a branch of T. Rowe Price International and is authorized to trade Japanese securities and make discretionary investment decisions on behalf of a fund’s Japanese investments.
T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong’s address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2015, Wellington Management had investment management authority with respect to approximately $926 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
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Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST AB Global Bond Portfolio
The portfolio managers from AllianceBernstein that have primary responsibility for managing the AB Portfolio are Scott DiMaggio, Matthew Sheridan, Douglas J. Peebles, Paul DeNoon and Michael L. Mon. Biographies for Messrs. DiMaggio, Sheridan, Peebles, DeNoon and Mon are provided below.
Scott DiMaggio, CFA. Mr. DiMaggio serves as Director of both Global Fixed Income and Canada Fixed Income, and is a member of the Absolute Return portfolio management team. Prior to joining the Fixed Income team, he performed quantitative investment analysis, including asset-liability, asset-allocation, return attribution and risk analysis. Before joining the firm in 1999, Mr. DiMaggio was a risk management market analyst at Santander Investment Securities. He also held positions as a senior consultant at Ernst & Young and Andersen Consulting. Mr. DiMaggio holds a BS in business administration from the State University of New York, Albany, and an MS in finance from Baruch College. He is a member of the Global Association of Risk Professionals and a CFA charterholder.
Matthew Sheridan, CFA. Mr. Sheridan is a Portfolio Manager and member of the Absolute Return, Global Fixed Income, and Emerging Market Debt portfolio management teams. He primarily focuses on quantitative reporting, duration maintenance, and short-term cash management. Mr. Sheridan joined Alliance Capital in 1998 and previously worked in the firm’s Structured Asset Securities Group. He holds a BS in finance from Syracuse University and is a CFA charterholder.
Douglas J. Peebles. Mr. Peebles joined the firm in 1987 and is the Chief Investment Officer and Head of AllianceBernstein Fixed Income. In this role, he supervises all of the Fixed Income portfolio management research teams globally. In addition, Mr. Peebles is Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest rate and currency policy for all fixed income portfolios. He has held several leadership positions within Fixed Income, including director of Global Fixed Income from 1997 to 2004 and co-head of AllianceBernstein Fixed Income from 2004 until 2008. He holds a BA from Muhlenberg College and an MBA from Rutgers University.
Paul DeNoon. Mr. DeNoon directs all of AllianceBernstein’s investment activities in emerging market fixed income and is a senior member of the Global Fixed Income and Absolute Return teams. He oversees a variety of global fixed income assets and plays a key role in the firm’s multi-sector high-income strategies. Mr. DeNoon is also Portfolio Manager for the Next 50 Emerging Markets Fund and a member of the Emerging Markets Multi-Asset Strategy Committee, the Dynamic Asset Allocation Committee, and a number of other management committees. Prior to joining the firm in 1992, he was a vice president in the Investment Portfolio Group at Manufacturers Hanover Trust and an economist in the bank’s Financial Markets Research Group, where he was primarily responsible for the analysis of monetary and fiscal policy. Mr. DeNoon began his career as a research analyst at Lehman Brothers. He holds a BA in economics from Union College and an MBA in finance from New York University.
AST BlackRock Multi-Asset Income Portfolio
The portfolio managers from BlackRock that will have primary responsibility for managing the Portfolio are Michael Fredericks, Justin Christofel and Alex Shingler. Biographies for Messrs. Fredericks, Christofel and Shingler are provided below.
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Michael Fredericks, Managing Director, is head of US Retail Asset Allocation for the BlackRock's Portfolio Strategies (MAPS) group. He is responsible for the development and management of asset allocation strategies for retail clients. Mr. Fredericks joined BlackRock in 2011 from JPMorgan Asset Management where he was an Executive Director and portfolio manager in the Global Multi-Asset Group (GMAG) responsible for retail asset allocation solutions. At JPMorgan he managed both tactical constrained and absolute return strategies, co-managed the JPMorgan Diversified Fund and the JPMorgan Income Builder Fund, and served on the GMAG New York investment committee. Previously he was an equity analyst responsible for global consumer discretionary stocks at Nicholas Applegate Capital Management. He also performed investment manager due diligence at Callan Associates. Mr. Fredericks holds a BA in Economics and History from the University of California, Berkeley and an MPIA from the Graduate School of International Relations and Pacific Studies at the University of California, San Diego.
Justin Christofel, CFA, CAIA, Director and portfolio manager, is a member of the BlackRock Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling, and managing global tactical asset allocation portfolios as well as outcome oriented investment solutions. Mr. Christofel is a portfolio manager for a range of multi-asset portfolios for both institutional and individual investors. In addition to traditional tactical asset allocation portfolios, he manages income oriented strategies, managed volatility strategies, and real return strategies. Prior to joining BlackRock in 2007, Mr. Christofel was with Oliver Wyman, a consulting firm specializing in financial services. His projects spanned from retail banking to structured finance. Mr. Christofel earned a BA degree, with honors, in economics and mathematics from Yale University.
Alex Shingler is joining the MAS team as a named portfolio manager on the income-oriented retail mutual funds. Alex joined BlackRock in 2009 in London, and has served as a research analyst and portfolio manager within European and US Credit strategies. Prior to joining BlackRock, Alex was a Senior Vice President and head of European Credit Research at R3 Capital Partners and its predecessor.
AST Columbia Adaptive Risk Allocation Portfolio
The portfolio managers from Columbia that have primary responsibility for managing the Portfolio are Jeffrey Knight, Orhan Imer, Toby Nangle, Beth Vanney and Joshua Kutin. Biographies for Messrs. Knight, Imer, Nangle and Kutin, and Ms. Vanney are provided below.
Mr. Knight joined Columbia in February 2013 as Head of Global Asset Allocation. Prior to joining Columbia, Mr. Knight was at Putnam Investments from 1993 to 2003, most recently as head of global asset allocation. Mr. Knight began his investment career in 1987 and earned a BA from Colgate University and an MBA from Tuck School of Business.
Dr. Imer joined Columbia in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2009. Dr. Imer began his investment career in 2005 and earned a PhD from the University of Illinois at Urbana-Champaign.
Mr. Nangle joined Threadneedle, an investment advisory affiliate of Columbia, as Head of Multi-Asset in 2012. Prior to joining Threadneedle, Mr. Nangle worked at Baring Asset Management, initially in the fixed income team and subsequently as Director of the Multi-Asset Group. Mr. Nangle began his investment career in 1997 and earned a MA (Hons) in history, and a MPhil in international relations from Sidney Sussex College, University of Cambridge.
Ms. Vanney joined Columbia in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999. Ms. Vanney began her investment career in 1990 and earned a BS from the University of Minnesota.
Mr. Kutin joined Columbia in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining Columbia, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a BS from Massachusetts Institute of Technology and an MS in finance from Princeton University.
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AST Emerging Managers Diversified Portfolio
Prudential Investments LLC
The portfolio managers from the Investment Manager that have primary responsibility for managing the International Equity Sleeve, Fixed Income Credit Sleeve and the Alternative Sleeve of the Portfolio are Brian Ahrens and Andrei O. Marinich. Biographies for Messrs. Ahrens and Marinich are provided below.
Brian Ahrens, Senior Vice President and Head of the Strategic Investment Research Group of PI. Mr. Ahrens focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Vice President of Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries. While at PaineWebber he worked as an investment manager research analyst in the managed money area and as a senior portfolio analyst while at Mitchell Hutchins Asset Management, the asset management arm of PaineWebber. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
Dana Investment Advisors, Inc.
The portfolio managers from Dana that have primary responsibility for managing the Domestic Large Cap Core Sleeve of the Portfolio are Duane R. Roberts, Greg Dahlman, David M. Stamm, Michael Honkamp, David Weinstein and J. Joseph Veranth. Biographies for Messrs. Roberts, Dahlman, Stamm, Honkamp, Weinstein and Veranth are provided below.
Duane Roberts, CFA, Director of Equities and Portfolio Manager. Mr. Roberts joined Dana in June 1999 and is currently Director of Equities and an equity Portfolio Manager. Mr. Roberts graduated from Rice University with a BS in Electrical Engineering and Mathematics in 1980. He earned an MS in Statistics from Stanford University in 1981 and an MBA in Finance from Southern Methodist University in 1999. Mr. Roberts is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.
Greg Dahlman, CFA, Senior Vice President and Portfolio Manager. Mr. Dahlman joined Dana in March 2006 and is currently a Senior Vice President and Portfolio Manager. Mr. Dahlman graduated magna cum laude from the University of Wisconsin-Whitewater with a BBA in Finance and Economics in 1985. Mr. Dahlman has been managing equity portfolios since 1990 and is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Milwaukee.
David M. Stamm, CFA, Senior Vice President and Portfolio Manager. Mr. Stamm joined Dana in August 2007 and is currently a Senior Vice President and Portfolio Manager. Mr. Stamm graduated from Valparaiso University with a BSBA in International Business in 1997. Mr. Stamm has been in the investment industry since 1997 and managing equity portfolios since 2000. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Milwaukee.
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Michael Honkamp, CFA, Senior Vice President and Portfolio Manager. Mr. Honkamp joined Dana in June 1999 and is currently a Senior Vice President and Portfolio Manager. Mr. Honkamp graduated from Santa Clara University with a BS in Economics in 1991 and earned an MBA from The American School of International Management (Thunderbird) in 1993. Mr. Honkamp has been in the investment industry since 1999 and managing equity portfolios since 2003. He is a Chartered Financial Analyst and member of the CFA Institute and the CFA Society of Milwaukee.
David Weinstein, Equity Analyst. Mr. Weinstein joined Dana in May 2013 and is currently an Equity Analyst. Mr. Weinstein graduated from the University of Notre Dame with an Honors Program degree in Political Science in 2005. He graduated cum laude from the University of Pittsburgh School of Law in 2008 and served as Managing Editor of the Law Review. Mr. Weinstein returned to Notre Dame and received his MBA in Investments in 2012, graduating magna cum laude.
J. Joseph Veranth, CFA, Chief Investment Officer and Portfolio Manager. Mr. Veranth joined Dana in December 1994 and is currently the Chief Investment Officer and a Portfolio Manager. Joe graduated from Northwestern University with a BA in Humanities in 1984. He earned an MBA in Finance and International Business from the Stern School of Business at New York University in 1991. Mr. Veranth is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Milwaukee.
Longfellow Investment Management Co. LLC
The portfolio managers from Longfellow that have primary responsibility for managing the Core Plus Fixed-Income Sleeve of the Portfolio are Barbara J. McKenna and David C. Stuehr. Biographies for Ms. McKenna and Mr. Stuehr are provided below.
Barbara J. McKenna, CFA, Managing Principal, Portfolio Manager. Ms. McKenna serves as a Managing Principal and Portfolio Manager. Ms. McKenna leads Intermediate and Core portfolio management and heads credit strategy. Prior to joining Longfellow in 2005, she was a director and senior portfolio Manager at State Street Research (SSR), responsible for $14 billion of institutional fixed income accounts. As director of corporate bond strategy, she was responsible for the development and implementation of corporate bond strategy across all fixed income mandates. Prior to joining SSR, Barbara was a director and portfolio manager at Standish, Ayer & Wood. She has also held portfolio management and investment banking positions at BayBank and Massachusetts Capital Resource Company, a private capital firm. Ms. McKenna has over 25 years of experience and holds a MS and BS in Finance from Boston College. Ms. McKenna is a CFA charterholder, a member of the CFA Institute and a member of the Boston Security Analysts Society. She is also a board trustee of the American Beacon Funds.
David C. Stuehr, CFA, Principal, Portfolio Manager and Senior Analyst. Mr. Stuehr is a Portfolio Manager and Senior Analyst. Mr. Stuehr leads the high yield management strategy for Longfellow and also serves on the portfolio management team for the Arbitrage strategy. Prior to joining Longfellow in 2009, Mr. Stuehr was a hedge fund portfolio manager and analyst at Hanover Strategic Management. He also previously served as a portfolio manager at Seneca Capital Management. At Seneca Capital, Mr. Stuehr was responsible for the firm’s high yield investment portfolios and served as the lead manager on the Pacific View Fund, LLC – a corporate bond-oriented hedge fund. Mr. Stuehr also has significant experience in managing fixed income portfolios for an array of clients including high net worth individuals and insurance companies. Prior to joining Seneca, Mr. Stuehr was a partner with Standish, Ayer & Wood. During his 12 years at the firm, he served as a portfolio manager and director of corporate bond research – leading a 10-member analyst team. Mr. Stuehr has over 25 years of investment experience and received his MS in Finance from Boston College and MA in Economics from Bowling Green University. He also received his BS in Business Administration from Bowling Green University. Mr. Stuehr is a CFA charterholder, a member of the CFA Institute and a member of the Boston Security Analysts Society.
AST FQ Absolute Return Currency Portfolio
The First Quadrant portfolio managers responsible for the day-to-day management of the Portfolio will be Dori Levanoni and Jeppe Ladekarl.
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Dori Levanoni is a senior member of First Quadrant’s investment team. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies. Mr. Levanoni first joined First Quadrant in 1991 as an intern while studying physics at California Institute of Technology. He left the firm in 1995 to work in the anatomy and neurobiology department of Washington University in St. Louis. Returning to First Quadrant in 1996 as head of systems, Mr. Levanoni moved to the investment team two years later. He subsequently served as manager of currency research and director of the currency product.
Jeppe Ladekarl joined First Quadrant as a member of the investment team in November 2009. Before joining First Quadrant, Mr. Ladekarl was the Principal Portfolio Manager for the currency and global tactical asset allocation portfolios managed by the World Bank Pension and Endowments Department. Mr. Ladekarl managed the team that allocates funds to external global tactical asset allocation and active currency managers. In addition, he was responsible for the internally managed global macro strategy investing and traded in a broad array of FX, fixed income, credit and equity markets. Mr. Ladekarl also worked in the World Bank’s Financial Sector Operations and Policy group conducting financial sector policy research and providing advice to emerging market governments on financial sector issues including debt, equity and mortgage market development. Before joining the World Bank, Mr. Ladekarl was a Special Advisor at the Danish Central Bank holding various positions in the Monetary Policy and Capital Markets Departments. Mr. Ladekarl has published on various debt management, ALM, mortgage bonds, currency, emerging markets and international portfolio investment topics. He holds a MSc in economics from the University of Copenhagen.
AST Franklin Templeton K2 Global Absolute Return Portfolio
John Brooks Ritchey, Jr., Senior Managing Director and Head of Portfolio Construction at K2, is the lead portfolio manager and will have primary responsibility for managing the Portfolio. Norman J. Boersma is the portfolio manager of the Global Equity Strategy, Roger Bayston is the portfolio manager of the Income Strategy, John Brooks Ritchey, Jr. is the portfolio manager of the Hedge Fund Replication Strategy and the Risk Premia Strategy. Biographies for Messrs. Ritchey, Boersma, and Bayston are provided below.
John Brooks Ritchey, Jr. is a senior managing director and head of portfolio construction for K2 Advisors. He is also a senior vice president and director of investment solutions for the Franklin Templeton Solutions division. In this capacity he co-chairs the FT Solutions Global Investment Committee (GIC) and heads up the Portfolio Review & Investment Solution Management (PRISM) group. In these roles, he works with various teams to analyze market and macroeconomic conditions, determine tactical asset allocation tilts, and manage absolute return and risk overlay portfolios.
Mr. Ritchey began his investment career as a proprietary trader for the NYSE Specialist Firm of Conklin, Cahill &Co. Since 1987, Mr. Ritchey has successfully managed multi-asset mutual fund and hedge fund portfolios while located in New York and Paris, France during his employment with organizations including Steinhardt Partners, Citibank, Finch Asset Management, Paribas, AIG, and ING. Mr. Ritchey joined K2 Advisors in 2005.
Mr. Ritchey graduated from Franklin & Marshall College in 1982.
Norman J. Boersma is the chief investment officer of Templeton Global Equity Group (TGEG) and president of Templeton Global Advisors. He is also lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund and related strategies, as well as co-portfolio manager for Templeton World Fund.
Previously, he served as TGEG's director of research, director of portfolio management, and again, as director of research. After working in the Toronto office for much of his career, Mr. Boersma transitioned to Nassau, Bahamas, in 2011 to take on the role of lead portfolio manager on the group's flagship fund, Templeton Growth Fund. He entered the financial services industry in 1986.
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Prior to joining Franklin Templeton in 1991, Mr. Boersma was an investment officer with the Ontario Hydro Pension Fund.
Mr. Boersma holds a BA in economics and political science from York University and an MBA from the University of Toronto. He is a Chartered Financial Analyst (CFA) charterholder and a past treasurer and director of the Toronto Society of Financial Analysts.
Roger Bayston is a senior vice president for the Franklin Templeton Fixed Income Group. He is also a senior portfolio manager for several fixed income products and private accounts for Franklin Templeton Investments. Mr. Bayston directs a staff performing research and trading responsibilities for government-, mortgage- and asset-backed securities. He sits on the Fixed Income Policy Committee and helps set portfolio strategy for multi-sector fixed income portfolios. In addition, he leads the team responsible for developing and implementing quantitative-based fixed income strategies of Franklin's bond portfolios and fixed income products.
Before joining Franklin Templeton Investments in 1991, Mr. Bayston managed portfolios of fixed income securities for Bankers Trust Company's Investment Management Group.
Mr. Bayston holds a BS from the University of Virginia and an MBA from the University of California at Los Angeles. He is a member of the Security Analysts of San Francisco and CFA Institute. He is also a Chartered Financial Analyst (CFA) charterholder.
AST Goldman Sachs Global Growth Portfolio Allocation
The Portfolio is managed by Goldman Sachs’ multi-asset class investment team that designs investment solutions for a diverse set of clients globally, Global Portfolio Solutions (GPS). The portfolio managers from Goldman Sachs that will have primary responsibility for managing the Portfolio are Kane Brenan, Raymond Chan and Christopher Lvoff. Biographies for Messrs. Brenan, Chan and Lvoff are provided below.
Kane Brenan is global head of the Global Portfolio Solutions Group (GPS) for Goldman Sachs Asset Management within the Investment Management Division. He is a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions for institutional and individual investors, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. Previously, Kane was a member of the Private Equity Investment Committee in the Alternative Investments & Manager Selection Group, where he invested in the private equity secondary market. Prior to that, he worked in the Investment Banking Division in the Leveraged Finance Group and the Technology, Media and Telecom Group. Kane joined Goldman Sachs as an associate in 1998 and was named managing director in 2007 and partner in 2014. Prior to joining the firm, Kane worked as a corporate law associate at Cravath, Swaine & Moore. Kane earned a BA from Boston College, and a JD magna cum laude and an MBA from Georgetown University, where he was a Beta Gamma Sigma Scholar and an editor of The Georgetown Law Review. He is a member of the New York Bar.
Raymond Chan is a managing director in the Global Portfolio Solutions Group (GPS), based in New York. Raymond is head of the Investment Center team within GPS and is also a senior portfolio manager and a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions for institutional and individual investors, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. Previously, Raymond was a member of the Cross Asset Solutions and Pension Endowment and Foundations groups within the Securities Division, where he developed and implemented customized investing and hedging solutions for institutional clients. Prior to that, he worked in the Finance and Strategy group of the Investment Management Division. Raymond first joined Goldman Sachs in 2004 as an associate in the Investment Management division. He was named managing director in 2012. Before joining the firm, Raymond worked as a management consultant specializing in financial services at Oliver, Wyman and Company. Raymond earned an AB magna cum laude in biochemistry from Harvard College, and an MBA in finance from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.
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Christopher Lvoff is a managing director in the Global Portfolio Solution Group (GPS), based in New York, where he is a senior portfolio manager and a member of the GPS Investment Committee. The GPS Group provides multi-asset class products and solutions, focusing on customized asset allocation, tactical implementation, risk management, and portfolio construction. Previously, Christopher was a member of the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Christopher joined Goldman Sachs in 2007 and was named managing director in 2016. Prior to joining Goldman Sachs, Christopher worked as an actuarial consultant at Towers Perrin, focusing on retirement plan design and defined benefit plan asset liability valuation. Christopher received a BS in economics from the University of Pennsylvania. He is an Associate of the Society of Actuaries and a CFA charterholder.
AST Goldman Sachs Global Income Portfolio
The portfolio managers from GSAM International that have primary responsibility for managing the Goldman Portfolio are Iain Lindsay and Hugh Briscoe. Biographies for Messrs. Lindsay and Briscoe are provided below.
Iain Lindsay, PhD, CFA, Managing Director, Co-Head of Global Portfolio Management. Mr. Lindsay is the co-head of Global Portfolio Management within the Global Fixed Income team in Goldman Sachs Asset Management (GSAM). In this role, he is responsible for co-leading the global team of portfolio managers. Previously, Iain was a senior portfolio manager on the Global Fixed Income and Currency team. He joined Goldman Sachs in 2001 and was named managing director in 2004 and has been an MD ally of the Lesbian, Gay, Bisexual and Transgender (LGBT) Network since 2010. Prior to joining the firm, Iain worked at J.P. Morgan Investment Management as a portfolio manager. Prior to that, he was head of the capital market strategy team at Bank of Montreal in London and was a senior fixed income strategist at Credit Lyonnais in Paris. Iain earned a BSc in Physics from Heriot-Watt University in 1985, a PhD in Physics from Imperial College in 1988 and an MBA from City University in 1992. He became a CFA charterholder in 2001.
Hugh Briscoe, Vice President, Multi-Sector Fixed Income Portfolio Manager. Mr. Briscoe is a portfolio manager for multi-sector fixed income portfolios. Based in London, Hugh focuses on GSAM’s official institutional clients in the MENA and Asia regions. Hugh joined GSAM in October 2005 and was previously portfolio manager for GSAM’s Global Liquidity Management business throughout EMEA. Hugh has 10 years of investment experience and holds a Masters in Defence Studies from the College Interarmées De Défence, Paris and a BA (Hons) Philosophy from Bristol University. Prior to joining GSAM in 2005, Hugh served in the British Army for 12 years, achieving the rank of Major. Hugh serves on the finance committee of the Sir Oswald Stoll Foundation, a UK charity that provides rehabilitative support to vulnerable and disabled ex-Service men and women and is a member-nominated trustee of the Goldman Sachs UK Defined Contribution Pension.
AST Goldman Sachs Strategic Income Portfolio
The Goldman Sachs portfolio managers responsible for the day-to-day management of the Portfolio will be Jonathan Beinner and Michael Swell.
Jonathan Beinner is the chief investment officer and co-head of the Global Fixed Income and Liquidity Management team at Goldman Sachs Asset Management (GSAM). He is a member of the Investment Management Division’s Executive committee. Jonathan joined GSAM in 1990 and is responsible for overseeing over $300 billion in fixed income assets – including multi-sector portfolios, single-sector portfolios and fixed income hedge funds. Jonathan also manages GSAM’s more than $200 billion in money market assets. He was named a managing director in 1997 and a partner in 2004. Jonathan earned dual BS degrees, summa cum laude, from the University of Pennsylvania in 1988.
Michael Swell is the co-head of Global Portfolio Management within the Global Fixed Income team in Goldman Sachs Asset Management (GSAM). In this role, he is responsible for co-leading the global team of portfolio managers that oversee multi-sector portfolios. Previously, Michael was a senior portfolio manager and co-head of the US Fixed
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Income group. He joined the firm in GSAM in 2007 as a managing director and head of Structured Products. This role entailed the creation of structured product asset management vehicles across the spectrum of fixed income products and management of opportunistic/alternative portfolios. Michael was named partner in 2012. Prior to joining the firm, Michael was a senior managing director in charge of Friedman, Billings & Ramsey’s (FBR) Fixed Income Sales & Trading Division. Under Michael’s guidance, his division was responsible for the underwriting of more than $22 billion of mortgage-related transactions. Prior to FBR, he was the vice president and head of the Securities Sales and Trading Group at Freddie Mac. Michael earned a BA in Politics and Economics from Brandeis University, a General Course Degree from the London School of Economics and an MA in International Economics and Finance from the Lemberg School at Brandeis University.
AST Ivy Asset Strategy Portfolio
The portfolio managers from Ivy that have primary responsibility for managing the Portfolio are Michael Avery, Chace Brundige and Cynthia Prince-Fox. Biographies for Messrs. Avery and Brundige, and Ms. Prince-Fox are provided below.
Mr. Avery has been a portfolio manager for the Portfolio since its inception. He is Executive Vice President of Ivy and Waddell & Reed Investment Management Company (“WRIMCO”), an affiliate of Ivy, Vice President of Ivy Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Avery has served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR) since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and Ivy from June 2005 until August 2010.From August 1987 until June 2005, Mr. Avery had served as the Director of Equity Research for Ivy and for WRIMCO and its predecessor. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University. *Note: Michael Avery has announced his intention to retire on or about June 30, 2016.
Mr. Brundige has been a portfolio manager for the Portfolio since its inception. In 2003, he joined WRIMCO as an assistant portfolio manager for the large cap growth team, and became a portfolio manager in February 2006. He is a Senior Vice President of Ivy and WRIMCO, and Vice President of and portfolio manager for other investment companies for which Ivy or WRIMCO serves as investment manager. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.
Ms. Prince-Fox has been a portfolio manager for the Portfolio since its inception. She is a Senior Vice President of Ivy and WRIMCO, and Vice President and portfolio manager for other investment companies for which Ivy and WRIMCO serves as investment manager. In addition, Ms. Prince Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc., from February 2002 to November 2004. She has also served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas and has earned an MBA with an emphasis in Finance from Rockhurst College.
AST Jennison Global Infrastructure Portfolio
Shaun Hong, CFA, Ubong Edemeka and Brannon Cook are the portfolio managers of the Portfolio and have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in September 2000. He joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential’s public equity unit. Mr. Hong began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage
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firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. Mr. Hong received a BS in industrial management from Carnegie Mellon University. He is a member of the New York Society of Security Analysts and CFA Institute.
Ubong “Bobby” Edemeka is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in March 2002. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, for which he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the global utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential’s investment management training program. Mr. Edemeka received a BA in government from Harvard.
Brannon P. Cook is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in May 2008. He joined Jennison after eight years with JPMorgan Chase, where he was a vice president and senior analyst covering transportation and industrial companies. Before moving to equity research, Mr. Cook worked at JPMorgan Chase as an analyst within the mergers and acquisitions group, where he assessed potential merger feasibility and valuation. Mr. Cook received a BS in business administration from Washington and Lee University.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
AST Legg Mason Diversified Growth Portfolio
The portfolio managers from QS Investors that have primary responsibility for managing the Portfolio by allocating among various investment strategies are Y. Wayne Lin, Thomas Picciochi and Ellen Tesler. Biographies for Messrs. Lin and Picciochi and Ms. Tesler are provided below.
Y.Wayne Lin serves as a Portfolio Manager and Head of Multi-Asset Portfolio Management Strategy for QS Investors. Prior to June 2014, Mr. Lin served as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of Legg Mason Global Asset Allocation (now part of QS Investors). From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (CAM). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton. Mr. Lin received his BA in Economics from the University of Chicago and his MBA (Honors) in Finance and Management of Organizations from Columbia Business School, New York.
Thomas Picciochi, CAIA, serves as a Portfolio Manager and Head of Multi-Asset Portfolio Management and Trading of QS Investors. Mr. Picciochi has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. Mr. Picciochi was formerly a senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, Mr. Picciochi held various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. Mr. Picciochi received his BA from the University of Miami and an MBA from the University of Miami.
Ellen Tesler serves as a Portfolio Manager and Head of Multi-Asset Portfolio Management and Trading of QS Investors. Ms. Tesler has been a member of the portfolio management and trading group at QS Investors since 2010. Ms. Tesler was formerly a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management also served as a quantitative analyst for fundamental equity teams from 2000 to 2002. Prior to joining Deutsche Asset Management, Ms. Tesler spent a year as a quantitative analyst at Lord Abbett and Company. Ms. Tesler received both her BBA and MBA from Pace University.
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QS Investors’ Active Equity Portfolio Management Team manages the assets allocated to QS Investors. Members of the investment team may change from time to time. Stephen Lanzendorf, Joseph Giroux, Lucas Manley and Austin Kairnes have strategic investment oversight of these assets Biographies for Messrs. Lanzendorf, Giroux, Manley and Kairnes are provided below.
Stephen A. Lanzendorf serves as Portfolio Manager and Head of Active Equity Portfolio Management Strategy for QS Investors. Prior to 2014, Mr. Lanzendorf was senior portfolio manager and head of the Developed Markets team at Batterymarch Financial Management, Inc. (now part of QS Investors), having held various positions within the firm since joining in 2006. . Prior to Batterymarch, he was director of quantitative strategies at Independence Investments, LLC, where he managed a team of analysts and was responsible for the development and implementation of the firm’s quantitative models. While at Independence Investments, he also managed the equity trading desk and was the lead portfolio manager for long-only and long-short portfolios. He previously worked as a portfolio manager and analyst at The Colonial Group. Mr. Lanzendorf is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. He holds a BS and an MS from the Massachusetts Institute of Technology
Joseph S. Giroux serves as Portfolio Manager and Member of Active Equity Portfolio Management Team for QS Investors. Prior to 2014, he was a portfolio manager at Batterymarch Financial Management, Inc. (now part of QS Investors), which he joined in 2012. Mr. Giroux previously managed both U.S. and non-U.S. assets for several firms—Golden Capital Management, Wells Capital Management and Evergreen Investments—that were affiliated with or acquired by Wells Fargo. He was also a portfolio manager at TriPoint Asset Management and The Boston Company Asset Management. He holds a BS from New England Institute of Technology and completed graduate coursework at Brown University.
Luke Manley CFA, serves as a Portfolio Manager for QS Investors. Prior to 2014 was a portfolio manager at Batterymarch Financial Management, Inc. (now part of QS Investors), having held various positions within the firm since joining, in 2004. He holds a BS in Business Administration from Northeastern University and a MS in Investment Management from Boston University.
Austin M. Kairnes III serves as a Portfolio Manager for QS Investors. Prior to 2014, Mr. Kairnes was a senior portfolio manager at Batterymarch Financial Management, Inc.(now part of QS Investors), having joined the firm in 2008 as a portfolio manager. Prior to joining Batterymarch, he was a portfolio manager at Putnam Investments for two years and a portfolio manager and quantitative analyst at Independence Investments for six years. . Mr. Kairnes holds a BA in Economics and English from Boston College as well as a MBA in Business Administration from Duke University.
AST Managed Alternatives Portfolio
The portfolio managers from the Investment Manager that have primary responsibility for managing the Portfolio are Brian Ahrens and Andrei O. Marinich. Biographies for Messrs. Ahrens and Marinich are provided below.
Brian Ahrens, Senior Vice President and Head of the Strategic Investment Research Group of PI. Mr. Ahrens focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, Vice President of Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities
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Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
AST Managed Equity Portfolio
The QMA portfolio managers responsible for the day-to-day management of the Portfolio will be Edward L. Campbell, CFA, Joel M. Kallman, CFA, and Ted Lockwood. The PI portfolio managers responsible for the Managed Equity Portfolio will be Brian Ahrens and Andrei O. Marinich.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
Ted Lockwood is a Managing Director for QMA and head of QMA’s asset allocation area. He is responsible for portfolio management, investment research, and new product development.  QMA’s asset allocation team focuses on tactical, strategic, and dynamic asset allocation across traditional and non-traditional asset classes, including real assets and alternatives.   Mr. Lockwood’s experience also includes managing tactical asset allocation overlays, dynamically managed volatility strategies, quantitative long-short equity portfolios, and synthetic convertible bonds.  Earlier in his career, Mr. Lockwood was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PI. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and holds the Chartered Financial Analyst (CFA) designation.
Andrei Marinich, CFA, is a Vice President of Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
AST Managed Fixed Income Portfolio
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The QMA portfolio managers responsible for the day-to-day management of the Portfolio will be Edward L. Campbell, CFA, Joel M. Kallman, CFA, and Marcus M. Perl. The PI portfolio managers responsible for the Portfolio will be Brian Ahrens and Andrei O. Marinich.
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
Marcus M. Perl is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Mr. Perl is responsible for research, strategic asset allocation and portfolio construction. Mr. Perl was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Mr. Perl holds an MA in Economics from the University of Southern California.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PI. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, CFA, is a Vice President of the Strategic Investment Research Group of PI. Mr. Marinich focuses on portfolio construction and risk oversight in the Strategic Investment Research Group. Mr. Marinich oversees a team focused on discretionary management of multi-manager investment portfolios including risk budgeting and manager allocation within both traditional and alternative asset classes. Prior to joining Prudential in October 2000, Mr. Marinich worked for PaineWebber, Inc. (now known as UBS Financial Services Inc) and its subsidiaries as an investment manager research analyst in the managed money area. A member of the New York Society of Securities Analysts and the CFA Institute, Mr. Marinich is a graduate of Rutgers University with a degree in Economics and holds the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investment Management Consultants Association. He also holds the CFA designation.
AST Neuberger Berman Long/Short Portfolio
The portfolio manager from NBIA that has primary responsibility for managing the Portfolio is Charles Kantor. Biography for Mr. Kantor is provided below.
Charles C. Kantor, is a Managing Director of NBIA and Senior Portfolio Manager for the NBIA Long Short Strategy. He joined the firm in 2000. Prior to joining the firm, Charles was a managing director of Stern Stewart’s Financial Institutions division. There he assisted clients with implementing EVA-based financial management systems. Charles is co-author of “EVA for Banks: Value Creation, Risk Management, and Profitability Measurement,” Journal of Applied Corporate Finance, Spring 1996, and a participant in “Roundtable on Corporate Disclosure,” Journal of Applied Corporate Finance, Fall 2004. In addition, Charles is a regular commentator on CNBC, as well as a contributor to Barron’s. He earned a Bachelor of Commerce in Accounting and Economics from the University of Cape Town, South Africa and an MBA (with honors) from Harvard University Graduate School of Business.
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AST Morgan Stanley Multi-Asset Portfolio
The portfolio managers from Morgan Stanley that have primary responsibility for managing the Portfolio are Cyril Moullé-Berteaux, Mark Bavoso, and Sergei Parmenov. Biographies for Messrs. Moullé-Berteaux, Bavoso and Parmenov are provided below.
Cyril Moulle-Berteaux, Managing Director and Portfolio Manager. Mr. Moullé-Berteaux is head of the Global Multi-Asset team at MSIM. He re-joined the firm in 2011 and has 24 years of financial industry experience. Before returning to Morgan Stanley, Mr. Moullé-Berteaux was a founding partner and portfolio manager at Traxis Partners, a macro hedge fund firm. At Traxis Partners, Mr. Moullé-Berteaux managed absolute-return portfolios and was responsible for running the firm’s fundamental and quantitative research effort. Prior to co-founding Traxis Partners, in 2003, he was a managing director at MSIM, initially running Asset Allocation Research and ultimately heading the Global Asset Allocation team. Previously, Mr. Moullé-Berteaux was an associate at Bankers Trust and worked there from 1991 to 1995 in corporate finance and as a derivatives trader in the emerging markets group. He received a B.A. in economics from Harvard University.
Mark Bavoso, Managing Director and Portfolio Manager. Mr. Bavoso is a senior portfolio manager on the Global Multi-Asset team. He joined Morgan Stanley in 1986 and has 33 years of investment experience. Previously, he was a senior vice president and portfolio manager at Dean Witter InterCapital and a vice president in the Equity Marketing and Research departments of Dean Witter Reynolds. Prior to joining the firm, he was a vice president and equity research analyst at Sutro & Co. Mr. Bavoso received a B.A. in both history and political science from the University of California, Davis. In 2008, under his leadership, the Morgan Stanley Strategist Fund was the recipient of the Lipper Funds Award (presented to the top performing Flexible Portfolio for the trailing three years). Mr. Bavoso is also a member of the Economic Club of New York.
Sergei Parmenov, Managing Director and Portfolio Manager. Mr. Parmenov is a senior member of the Global Multi-Asset team at MSIM. He re-joined the firm in 2011 and has 19 years of investment experience. Before returning to Morgan Stanley, Mr. Parmenov was a founder and manager of Lyncean Capital Management, a macro hedge fund. Between 2003 and 2008, Mr. Parmenov was an analyst and a portfolio manager at Traxis Partners, a multi-strategy hedge fund. From 2002 to 2003, Mr. Parmenov was an analyst at a European mid-cap equities hedge fund at J. Rothschild Capital Management in London. Prior to this, he was a vice president in the private equity department of Deutsche Bank and from 1999 to 2001, Mr. Parmenov was an associate and subsequently vice president at Whitney & Co, focusing on European private equity investments. Mr. Parmenov started his career at MSIM in 1996. He received a B.A. in economics from Columbia University.
AST Prudential Flexible Multi-Strategy Portfolio
Biographies for each of the portfolio managers of the Subadvisers that will be responsible for the day-to-day management of the Portfolio are provided below.
QMA
Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU’s Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.
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Devang Gambhirwala is a Principal and Portfolio Manager for QMA. Mr. Gambhirwala is primarily responsible for overseeing the US Core Equity long-short and large-cap mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Mr. Gambhirwala worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. Mr. Gambhirwala earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential’s fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.
Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Mr. Keon contributes to investment strategy, research and portfolio construction. Mr. Keon has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Mr. Keon’s prior experience was as Senior Vice President at I/B/E/S International Inc. Mr. Keon is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). Mr. Keon graduated summa cum laude with a BS in industrial management from the University of Massachusetts/Lowell and an MBA in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.
Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. Mr. Pozharny was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, Mr. Pozharny held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve.  Mr. Pozharny earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics and a PhD in Applied Statistics from the University of California.
Jennison (Natural Resources)
John “Jay” Saunders and Neil P. Brown, CFA, are the portfolio managers of the Natural Resources segment of the Portfolio. Mr. Saunders and Mr. Brown have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
John “Jay” Saunders is a Managing Director and a global natural resources equity portfolio manager and equity research analyst of Jennison, which he joined in October 2005. Previously, he was on the global oil team as a vice president at Deutsche Bank Securities from 2000 to 2005, covering North American integrated oils, independent refiners, and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the managing editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, Mr. Saunders was with Hart Publications/The Oil Daily Co. where he was an associate editor responsible for oil-related publications. Mr. Saunders received a BA from the College of William and Mary and a masters in communication, print journalism from American University. Mr. Saunders was ranked the number one refiners analyst by Zacks Investment Research in 2005.
Neil P. Brown, CFA is a Managing Director and a global natural resources equity portfolio manager and research analyst of Jennison, which he joined in November 2005. He worked on the North American oil and gas exploration and production team as an equity research associate/analyst at Deutsche Bank Securities from 2000 to 2005. Prior to joining Deutsche Bank, Mr. Brown worked at Donaldson, Lufkin & Jenrette as a research associate covering the
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exploration and production sector. Mr. Brown also worked as an analyst in Metropolitan Life Insurance Company’s institutional finance department from 1997 to 2000. Mr. Brown received a BA in mathematics and history from Duke University and is a member of the New York Society of Securities Analysts.
The portfolio managers for the Natural Resources segment of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
Jennison (MLP Strategies)
Ubong “Bobby” Edemeka and Shaun Hong, CFA are the portfolio managers of the MLP Strategies segment of the Portfolio and have final authority over all aspects of the Portfolio's investment portfolio including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.
Ubong “Bobby” Edemeka is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in March 2002. Before joining Jennison, Mr. Edemeka was a sell-side research analyst on the US Power & Utilities team at Goldman Sachs, for which he covered electric utilities and independent power producers. Prior to Goldman Sachs, he was an analyst on the global utilities team of SSB Citi Asset Management Group, a division of Citigroup. Mr. Edemeka began his career as an analyst for the Prudential Utility Fund (now Prudential Jennison Utility Fund) at Prudential Investments in 1997 after completing Prudential’s investment management training program. Mr. Edemeka received a BA in government from Harvard.
Shaun Hong, CFA, is a Managing Director and an income and infrastructure portfolio manager of Jennison, which he joined in September 2000. He joined Prudential in 1999 as an analyst responsible for power, natural gas and telecommunications industries within Prudential’s public equity unit. Mr. Hong began his career in 1992 as a research analyst covering telecommunications and technology companies at Parker/Hunter Inc., a regional brokerage firm based in Pittsburgh. In 1994, Mr. Hong joined Equinox Capital Management, where he worked for five years researching utility, consumer products, commodities and technology sectors. Mr. Hong received a BS in industrial management from Carnegie Mellon University. He is a member of the New York Society of Security Analysts and CFA Institute.
The portfolio managers for the MLP Strategies segment of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PFI
Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income.  He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist.  He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for Prudential Fixed Income. In addition to co-managing the Global Aggregate Plus strategy, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at Prudential since 1991, where
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he has held a variety of senior investment manager and strategist roles.  Prior to joining Prudential Financial, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Craig Dewling is a Managing Director and Head of the Multi-Sector and Liquidity Team at Prudential Fixed Income. In this role, Mr. Dewling has portfolio management and trading oversight for US Treasuries and government agency securities, mortgage-backed securities, structured product securities, and interest rate derivative transactions for all strategies, products, and distribution channels. He is also a senior portfolio manager for US Government, mortgage-backed securities, insurance strategies, and multi-sector fixed income portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential's proprietary accounts, specializing in US Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.
Erik Schiller, CFA, is a Managing Director and Head of Developed Market Interest Rates for Prudential Fixed Income's Multi-Sector and Liquidity Team, specializing in government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller holds a senior portfolio management role where he develops portfolio strategy, performs quantitative analysis, and designs and implements risk positions within the liquidity relative value strategy portfolios, multi-sector fixed income portfolios, liability-driven portfolios, and government securities focused mutual funds. He has held this role since 2006. Formerly, Mr. Schiller was a Vice President for Prudential Fixed Income's U.S. Liquidity Sector Team, and previously a hedge fund analyst within the Portfolio Analysis Group. Mr. Schiller joined Prudential Financial in 2000 as an operations associate in the mortgage-backed securities group. He received a BA with high honors in Economics from Hobart College and holds the Chartered Financial Analyst (CFA) designation.
Gary Wu, CFA, is a Vice President and a US government portfolio manager for Prudential Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing US Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on Prudential Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in Prudential Fixed Income’s quantitative research group. Mr. Wu joined Prudential Financial in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.
AST QMA International Core Equity Portfolio
The portfolio managers responsible for management of the AST QMA International Core Equity Portfolio are Jacob Pozharny, Wen Jin, John Van Belle, and Vlad Shutoy.
Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. Mr. Pozharny was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, Mr. Pozharny held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve. Mr. Pozharny earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics and a PhD in Applied Statistics from the University of California.
Wen Jin, PhD, CFA, is a Principal for QMA, working with the Non-US Core Equity team. He joined QMA in June 2008 and previously was a Portfolio Manager and Director of Quantitative Strategy and Trading at Aristeia Capital Management. He earned a BS in Physics from University of Sciences and Technology of China, an MA and PhD in Physics from Columbia University and holds the Chartered Financial Analyst (CFA) designation.
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John Van Belle, PhD, is a Managing Director for QMA, where he manages QMA’s global and non-US portfolios. He joined QMA or its predecessor companies in 1983. John earned a BS in Economics from St. Joseph’s College and holds a PhD in Economics from the University of Virginia.
Vlad Shutoy is a Vice President and Portfolio Manager for QMA, working with the Non-US Core Equity team. His responsibilities include portfolio management, analysis and research. Prior to joining QMA, Vlad worked at Bloomberg, L.P. where he led a team responsible for building predictive equity models for top-tier institutional investors. Prior to that, he was a quantitative analyst at Goldman Sachs Asset Management QIS team developing proprietary equity models while building short-term trading strategies. Vlad also worked at ING Investment Management where he was focused on portfolio management of long-short equity while overseeing all quantitative investment processes. He earned a BS in Computer Engineering and a MS from New York University Tandon School of Engineering where he studied Computer Science and Financial Engineering.
AST T. Rowe Price Diversified Real Growth Portfolio
T. Rowe has an Investment Advisory Committee that will be responsible for the day-to-day management of the Portfolio and developing and executing the Portfolio’s investment program. Charles M. Shriver, CFA and Toby Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are responsible for implementing and monitoring the Portfolio’s investment strategy, as well as the allocation of the Portfolio’s assets. Biographies for Messrs. Shriver and Thompson are provided below:
Charles Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Asset Allocation Group. Charles is the president of the Global Allocation Fund, the Balanced Fund, and the Personal Strategy Funds and chairman of their Investment Advisory Committees. He is president of the Spectrum Fund series and chairman of the Investment Advisory Committees of the Spectrum Growth, Spectrum Income, and Spectrum International Funds. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is a member of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.
Toby Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is an investment analyst and portfolio manager within the Asset Allocation Group. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2010, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm's Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations and is a Series 7 and 63 registered representative.
AST Wellington Management Global Bond Portfolio
The portfolio managers from Wellington Management that have primary responsibility for managing the Wellington Global Portfolio are Mark Sullivan, John Soukas and Edward Meyi.  Biographies for Messrs. Sullivan, Soukas and Meyi are provided below.
Mark Sullivan, CFA, CMT, Senior Managing Director and Fixed Income Portfolio Manager.  As a member of the Global Bond Team, Mark focuses on alpha generation – specifically the discretionary macro alpha stream – and is responsible for the risk management process.  In this role, he is a member of the Global Bond Risk Committee, responsible for the risk allocations across portfolios and management of aggregate portfolio risk.  In addition, he works closely with the team’s Global Strategists to understand developments in the global cycle and identify trade
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opportunities to generate alpha within his risk allocation.  Mr. Sullivan joined Wellington in 1999 as a project analyst in Global Relationship Management before becoming a quantitative analyst in the Fixed Income Group.  He has been a member of the Global Bond team since 2002.  Mark received his BA from Colgate University in1999.  In addition, he holds the Chartered Financial Analyst and Chartered Market Technician designations.
John Soukas, Senior Managing Director and Fixed Income Portfolio Manager. Mr. Soukas is a fixed income portfolio manager and a senior member of Wellington’s Global Fixed Income investment team. As part of this role, he is a member of the Global Risk Committee, which is responsible for allocating capital to the investment team and managing risk across the entire business. He is an experienced investor with a proven track record in developing and implementing quantitative investment strategies. Prior to joining the firm in 2006, Mr. Soukas was managing partner at Fairlane Asset Management in Toronto, where he was responsible for global fixed income (2003-2006). Before that, he was a government bond portfolio manager focusing on relative value strategies at West End Capital Management (2002-2003), head of Canadian Government Bond Trading at Deutsche Bank Securities (1997-2002), and a senior economist at RBC Capital Markets (1994-1997). Mr. Soukas earned his MA in economics with a focus on econometrics and international finance from the University of Toronto in 1993 and his BA from the University of Western Ontario in 1991.
Edward Meyi, FRM, Managing Director and Fixed Income Portfolio Manager. Mr. Meyi is a fixed income portfolio manager and member of Wellington’s Global Bond Team. He manages global fixed income portfolios for clients worldwide, including central bank, sovereign wealth fund, pension fund, and mutual fund clients of the firm. Prior to joining the firm in 2002, Mr. Meyi worked at Putnam, BlackRock, Scudder Kemper, and Investors Bank & Trust. Mr. Meyi earned his BA in history from Middlebury College in 1996 and is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM).
AST Wellington Management Real Total Return Portfolio
The portfolio manager from Wellington that has primary responsibility for managing the Portfolio is Steve Gorman. A biography for Mr. Gorman is provided below.
Steve Gorman, CFA
Senior Managing Director; Partner; Director, Tactical Asset Allocation, Global Multi-Asset Strategies; and Portfolio Manager
Steve is the director of the Tactical team within Global Multi-Asset Strategies and a portfolio manager focusing on risk-balanced, alternative beta, and diversified growth approaches, including our Global Managed Risk and Multi-Asset Absolute Return portfolios.
Prior to joining Wellington Management in 2008, Steve worked as chief investment officer and director of research at 2100 Capital Group (2004 – 2008). Before that, he held a variety of positions, including co-head of Asset Allocation, at Putnam Investments (1994 – 2003). Before joining Putnam, he held financial analyst positions at Pell Rudman, Applied Economics, and Investment Dealers’ Digest.
Steve earned his MBA, with high distinction, from Dartmouth College (Tuck, 1994) and his BA in economics, magna cum laude, from the College of the Holy Cross (1989). He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Research Review Team for the Research Foundation of CFA Institute. He is also a member of the Chicago Quantitative Alliance. Additionally, he has authored or co-authored a number of articles on multi-asset-related topics, including “Conditional Distribution in Portfolio Theory” (Financial Analysts Journal), “International Benchmarks: In Support of a 50% Hedge Ratio” (Journal of Investing), and “The International Equity Commitment” (Research Foundation of CFA Institute Monograph).
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
The way to invest in is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.
Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption in Kind
The Trust may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
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Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and two insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Each of the Portfolios structured as a fund-of-funds (the Funds of Funds) invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
Certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Participating Insurance Companies to transfer some or all of such contract owner's account value to different Portfolios of the Trust. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in certain investments.
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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of certain Portfolios. Such asset transfers could adversely affect those Portfolios’ investment performance by requiring the relevant investment adviser or Subadvisers to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadvisers to fully implement those Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for those Portfolios compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
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Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, each Portfolio’s current NAV per share is transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI and a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
189

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Distributor & DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of the AST Managed Equity Portfolio and AST Managed Fixed Income Portfolio. No 12b-1 fee is charged for the assets of Portfolios that are invested in other portfolios of the Trust. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD may receive payments from certain subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
190

OTHER INFORMATION
Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, ASTIS’, subadviser's or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.
191

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the period ended December 31 are derived from each Portfolio’s financial statements, which were audited by KPMG LLP, the Trust's independent registered public accounting firm, whose reports thereon were unqualified.
AST AB GLOBAL BOND PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income From Investment Operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.08
Net Asset Value, end of period	$10.08
Total Return(a)	0.80%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,130.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.92%(e)
Net investment income	0.90%(e)
Portfolio turnover rate	55%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
192

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.01	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.33	0.29
Net realized and unrealized loss on investments	(0.74)	(0.28)
Total from investment operations	(0.41)	0.01
Net Asset Value, end of period	$9.60	$10.01
Total Return(a)	(4.10)%	0.10%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.2	$11.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.75%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.57%	3.36%(e)
Net investment income	3.37%	4.19%(e)
Portfolio turnover rate	47%	55%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
193

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.05
Net realized and unrealized loss on investments	(0.41)
Total from investment operations	(0.36)
Net Asset Value, end of period	$9.64
Total Return(a)	(3.60)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%(e)
Expenses Before Waivers and/or Expense Reimbursement	4.62%(e)
Net investment income	1.17%(e)
Portfolio turnover rate	45%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
194

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.05
Net realized and unrealized loss on investments	(0.32)
Total from investment operations	(0.27)
Net Asset Value, end of period	$9.73
Total Return(a)	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%(e)
Expenses Before Waivers and/or Expense Reimbursement	4.87%(e)
Net investment income	1.03%(e)
Portfolio turnover rate	26%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
195

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.75	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.04)
Net realized and unrealized loss on investments	(0.49)	(0.21)
Total from investment operations	(0.56)	(0.25)
Net Asset Value, end of period	$9.19	$9.75
Total Return(a)	(5.74)%	(2.50)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.6	$5.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.22%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.94%	3.76%(e)
Net investment loss	(0.79)%	(0.62)%(e)
Portfolio turnover rate	0%	0%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
196

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.73	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.09
Net realized and unrealized loss on investments	(0.46)	(0.36)
Total from investment operations	(0.36)	(0.27)
Net Asset Value, end of period	$9.37	$9.73
Total Return(a)	(3.70)%	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16.9	$7.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.08%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.49%	4.17%(e)
Net investment income	0.99%	1.63%(e)
Portfolio turnover rate	35%	29%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
197

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.29	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.22)	0.20
Total from investment operations	(0.10)	0.29
Net Asset Value, end of period	$10.19	$10.29
Total Return(a)	(0.97)%	2.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.7	$7.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79%	0.81%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.92%	3.84%(e)
Net investment income	1.18%	1.55%(e)
Portfolio turnover rate	100%	31%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the year.
(e) Annualized.
(f) Not annualized.
198

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income From Investment Operations:
Net investment income	0.05
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.14
Net Asset Value, end of period	$10.14
Total Return(a)	1.40%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$754.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.94%(e)
Net investment income	0.98%(e)
Portfolio turnover rate	158%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
199

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.21	0.08
Net realized and unrealized loss on investments	(0.43)	(0.31)
Total from investment operations	(0.22)	(0.23)
Net Asset Value, end of period	$9.55	$9.77
Total Return(a)	(2.25)%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$513.9	$762.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.00%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.00%(e)
Net investment income	2.20%	1.22%(e)
Portfolio turnover rate	264%	177%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
200

AST IVY ASSET STRATEGY PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(0.85)
Total from investment operations	(0.84)
Net Asset Value, end of period	$9.16
Total Return(a)	(8.40)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.14%(e)
Net investment income	0.28%(e)
Portfolio turnover rate	49%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
201

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.45	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.10	0.07
Net realized and unrealized gain (loss) on investments	(1.18)	0.38
Total from investment operations	(1.08)	0.45
Net Asset Value, end of period	$9.37	$10.45
Total Return(a)	(10.33)%	4.50%

Ratios/Supplemental Data:
Net Asset Value, end of period (in millions)	$7.2	$6.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26%	1.26%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.98%	3.81%(e)
Net investment income	0.99%	1.15%(e)
Portfolio turnover rate	89%	39%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
202

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO
	Year Ended December 31, 2015(d)	November 24, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.96	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.13	0.01
Net realized and unrealized loss on investments	(0.22)	(0.05)
Total from investment operations	(0.09)	(0.04)
Net Asset Value, end of period	$9.87	$9.96
Total Return(a)	(0.90)%	(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83.7	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.96%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.01%	9.18%(e)
Net investment income	1.31%	1.29%(e)
Portfolio turnover rate	57%	11%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the year.
(e) Annualized.
(f) Not annualized.
203

AST MANAGED ALTERNATIVES PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(0.31)
Total from investment operations	(0.32)
Net Asset Value, end of period	$9.68
Total Return(a)	(3.20)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.25%(e)
Expenses Before Waivers and/or Expense Reimbursement	30.28%(e)
Net investment loss	(0.23)%(e)
Portfolio turnover rate	0%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
204

AST MANAGED EQUITY PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.33	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.01)	–(e)
Net realized and unrealized gain (loss) on investments	(0.14)	0.33
Total from investment operations	(0.15)	0.33
Net Asset Value, end of period	$10.18	$10.33
Total Return(a)	(1.45)%	3.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.7	$2.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.24%	0.14%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.44%	10.76%(f)
Net investment loss	(0.07)%	(0.14)%(f)
Portfolio turnover rate	30%	10%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Less than $0.005 per share.
(f) Annualized.
(g) Not annualized.
205

AST MANAGED FIXED-INCOME PORTFOLIO
	Year Ended December 31, 2015(d)	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.07	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.11)	0.08
Total from investment operations	(0.16)	0.07
Net Asset Value, end of period	$9.91	$10.07
Total Return(a)	(1.59)%	0.70%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.1	$5.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.49%	0.44%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	5.60%(e)
Net investment loss	(0.49)%	(0.44)%(e)
Portfolio turnover rate	52%	60%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
206

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO
July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.03)
Net realized and unrealized loss on investments	(0.51)
Total from investment operations	(0.54)
Net Asset Value, end of period	$9.46
Total Return(a)	(5.40)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%(e)
Expenses Before Waivers and/or Expense Reimbursement	3.75%(e)
Net investment loss	(0.72)%(e)
Portfolio turnover rate	170%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
207

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO
July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.03)
Net realized and unrealized loss on investments	(0.40)
Total from investment operations	(0.43)
Net Asset Value, end of period	$9.57
Total Return(a)	(4.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.65%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	3.10%(e)(f)
Net investment loss	(0.63)%(e)
Portfolio turnover rate	66%(g)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.23% for the period ending December 31, 2015.
(g) Not annualized.
208

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO
	Year Ended December 31, 2015(c)	April 28, 2014(d) through December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.59	$10.00
Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.01)
Net realized and unrealized gain on investments	0.06	0.60
Total from investment operations	–	0.59
Net Asset Value, end of period	$10.59	$10.59
Total Return(a)	0.00%	5.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$44.1	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79%	0.50%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.80%	3.87%(e)
Net investment loss	(0.51)%	(0.10)%(e)
Portfolio turnover rate	49%	23%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Calculated based on average shares outstanding during the year.
(d) Commencement of operations.
(e) Annualized.
(f) Not annualized.
209

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO
January 5, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.23
Net realized and unrealized loss on investments	(0.04)
Total from investment operations	0.19
Net Asset Value, end of period	$10.19
Total Return(a)	1.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$825.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.04%(e)
Net investment income	2.17%(e)
Portfolio turnover rate	105%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
210

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
	Year Ended December 31, 2015	April 28, 2014(c) through December 31, 2014
Per Share Operating Performance(d):
Net Asset Value, beginning of period	$10.40	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.15)	0.31
Total from investment operations	(0.02)	0.40
Net Asset Value, end of period	$10.38	$10.40
Total Return(a)	(0.19)%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.9	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%(e)
Expenses Before Waivers and/or Expense Reimbursement	3.26%	7.00%(e)
Net investment income	1.19%	1.21%(e)
Portfolio turnover rate	49%	20%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
211

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income From Investment Operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.13
Net Asset Value, end of period	$10.13
Total Return(a)	1.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$946.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.93%(e)
Net investment income	0.86%(e)
Portfolio turnover rate	16%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
212

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO
July 13, 2015(c) through December 31, 2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(0.59)
Total from investment operations	(0.58)
Net Asset Value, end of period	$9.42
Total Return(a)	(5.80)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.97%(e)
Net investment income	0.31%(e)
Portfolio turnover rate	58%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
213

RELATED ACCOUNT PERFORMANCE
Because of the nature of their investments, the AST Columbia Adaptive Risk Allocation Portfolio (the Columbia Portfolio), the AST Franklin Templeton K2 Global Absolute Return Portfolio (the Franklin Portfolio), the AST FQ Absolute Return Currency Portfolio (the FQ Absolute Portfolio), the AST Goldman Sachs Global Growth Allocation Portfolio (the Goldman Global Portfolio), the AST Managed Alternatives Portfolio (the Managed Alternatives Portfolio), the AST Morgan Stanley Multi-Asset Portfolio (the Morgan Stanley Portfolio), the AST Wellington Management Global Bond Portfolio (the Wellington Global Bond Portfolio) and the AST Wellington Management Real Total Return Portfolio (the Wellington Real Total Return Portfolio), and PI, as the sole investment manager to the Columbia Portfolio, Franklin Portfolio, the FQ Absolute Portfolio, the Goldman Global Portfolio, the Managed Alternatives Portfolio, the Morgan Stanley Portfolio, the Wellington Global Bond Portfolio and the Wellington Real Total Return Portfolio, are subject to regulation under the Commodity Exchange Act (CEA). Because the Columbia Portfolio, Franklin Portfolio, the FQ Absolute Portfolio, the Goldman Global Portfolio, the Managed Alternatives Portfolio, the Morgan Stanley Portfolio, the Wellington Global Bond Portfolio and the Wellington Real Total Return Portfolio are each regulated by the CFTC and National Futures Association (NFA) as a commodity pool, and by the SEC as a registered investment company, they are each subject to each organization’s disclosure requirements. The CFTC recently adopted rules that are designed to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA that requires the pool operator of an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool.
PI does not manage any pool or account that has investment objectives, policies and strategies that are substantially similar to either of the Columbia Portfolio, Franklin Portfolio, the FQ Absolute Portfolio, the Goldman Global Portfolio, the Managed Alternatives Portfolio, the Morgan Stanley Portfolio, the Wellington Global Bond Portfolio or the Wellington Real Total Return Portfolio.
214

GLOSSARY: PORTFOLIO INDEXES
Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Barclays US Government/Credit Bond Index. The Barclays US Government/Credit Bond Index is the non-securitized component of the Barclays US Aggregate Index. The Barclays US Government/Credit Bond Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and Corporates. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
BofA Merrill Lynch U.S. Dollar Three-Month LIBOR-Constant Maturity. The Bank of America Merrill Lynch U.S. Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
AST Legg Mason Diversified Growth Index. The AST Legg Mason Diversified Growth Portfolio’s Blended Index consists of the Russell 3000 Index (52%), the Barclays U.S. Aggregate Bond Index (15%) and the MSCI EAFE Index (33%).
LIBOR USD 1-Month Index. LIBOR stands for London Interbank Offered Rate. It’s the rate of interest at which banks offer to lend money to one another in the wholesale money markets in London. It is a standard financial index used in U.S. capital markets.
MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI Emerging Markets Index. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Portfolio utilizes the GD version of the Index. The ND (net dividends) and GD (gross dividends) versions of the Index differ in that ND returns reflect the impact of the maximum withholding taxes on reinvested dividends while the GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
MSCI World Index (GD). The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia, and the Far East. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
215

AST Prudential Flexible Multi-Strategy Portfolio Blended Index. The Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) and the Barclays U.S. Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.
Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.
Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Standard & Poor's Corporation.
US T-Bill 30 Day. Citigroup 1-month T-Bill Index is derived from secondary market Treasury bill rates published by the Federal Reserve Bank.
US T-Bill 90 Day+5%. Citigroup 3-month T-Bill Index is derived from secondary market Treasury bill rates published by the Federal Reserve Bank. The fund seeks to outperform this benchmark by 5% on an annualized basis.
216

INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. The information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186

ASTFUNDPROS2

ADVANCED SERIES TRUST
PROSPECTUS • April 29, 2016
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolio offered in this Prospectus is set forth on this cover (the Portfolio).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Multi-Sector Fixed Income Portfolio

1	SUMMARY: AST MULTI-SECTOR FIXED INCOME PORTFOLIO
6	ABOUT THE TRUST
7	MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
12	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
14	PRINCIPAL RISKS
20	HOW THE TRUST IS MANAGED
23	HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
27	OTHER INFORMATION
28	FINANCIAL HIGHLIGHTS
29	APPENDIX I: DESCRIPTION OF BOND RATINGS

SUMMARY: AST MULTI-SECTOR FIXED INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek to maximize total return, consistent with the preservation of capital. Total return is comprised of current income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.77%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Multi-Sector Fixed Income	$79	$246	$428	$954
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 72% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s multi-sector investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iv) US Government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. At times, the Portfolio may be concentrated in certain sectors.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities.
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Although the Portfolio may invest in instruments of any duration or maturity, the Portfolio normally seeks to maintain a weighted average portfolio duration within +/- one year of its secondary benchmark index, which duration was 9.99 years as of February 29, 2016. The Portfolio’s secondary custom blended index consists of the Barclays US Long Corporate Index (7.5% financials capped) (65%) and the Barclays US Intermediate Corporate Index (7.5% financials capped) (35%). The Portfolio’s Manager determined the weight of each index comprising the secondary index.
The Portfolio may invest up to 10% of investable assets in instruments that are rated below investment grade or, if unrated, are considered by the Portfolio’s subadviser to be of comparable quality to instruments rated below investment grade. The Portfolio may invest up to 15% of total assets in instruments in the financial services group of industries. The Portfolio may invest up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed-income instruments issued by foreign issuers, including those issued by issuers in emerging markets.
In determining which securities to buy and sell, the Portfolio’s subadviser will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and the management of an issuer. The Portfolio’s subadviser generally employs fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
The Portfolio is the sole investment option for certain Contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, the Participating Insurance Companies) to be marketed as the Prudential Defined Income Variable Annuity. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
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Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are at, or near, historic lows.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Portfolio Turnover Risk. The subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and/or the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
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Selection Risk. The subadviser will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results and the Portfolio may underperform the market, the relevant indices, or other funds with similar investment objectives and strategies as a result of such investment decisions.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.
Valuation Risk. Due to the nature of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Best Quarter:		Worst Quarter:
4.34%	1st Quarter 2014	-5.33%	2nd Quarter 2015

Average Annual Total Returns (For the periods ended December 31, 2015)
	1 Year	Since Inception (02/25/13)
Portfolio	-3.07%	1.46%

Index
Barclays US Long Corporate Index (reflects no deduction for fees, expenses or taxes)	-4.61%	1.93%
Blended Index (reflects no deduction for fees, expenses or taxes)	-3.16%	1.56%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	PGIM, Inc.*	Edward H. Blaha, CFA	Principal and Portfolio Manager	February 2013
AST Investment Services, Inc.		Steven A. Kellner, CFA	Managing Director and Head of Credit Portfolio Management	February 2013
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Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
		Rajat Shah, CFA	Principal and Portfolio Manager	February 2013
*PGIM, Inc. was formerly known as Prudential Investment Management, Inc.
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.
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ABOUT THE TRUST
ABOUT THE TRUST AND THE PORTFOLIO
This prospectus provides information about the Trust and the AST Multi-Sector Fixed Income Portfolio. The Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS and together with PI, the Manager), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolio. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. The Manager has retained PGIM, Inc. (PGIM or the Subadviser) to manage the day-to-day investment of the assets of the Portfolio in a multi-manager structure. More information about the Manager, the Subadviser and the multi-manager structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in the Portfolio. As of the date of this prospectus, shares of the Portfolio are sold only to separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey as investment options under variable life insurance and variable annuity contracts. Shares of the Trust may be sold directly to certain qualified retirement plans.
Additional information about the Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIO INVESTS
Investment Objective of the Portfolio. The investment objective of the Portfolio is to seek to maximize total return consistent with the preservation of capital. Total return is comprised of current income and capital appreciation. This investment objective is not a fundamental investment policy for the Portfolio and, therefore, may be changed by the Board without shareholder approval.
Principal Investment Policies of the Portfolio. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.
In pursuing its investment objective, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. For purposes of this 80% policy, bonds include: (i) all debt securities and all fixed-income securities, excluding preferred stock, issued by corporate and government issuers, and (ii) all derivatives and synthetic instruments that have economic characteristics that are similar to such debt securities and such fixed-income securities.
The above-described 80% policy is a non-fundamental investment policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in its 80% policy as described above. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio may invest up to 10% of its investable assets in instruments which are rated below investment grade (“junk bonds”) or, if unrated, are considered by the subadviser to be of comparable quality to instruments rated below investment grade. The term “investment grade” refers to instruments which are either rated Baa or higher by Moody’s, or BBB or higher by Standard & Poor’s or Fitch, or are comparably rated by another nationally recognized statistical ration organization (NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality. The subadviser currently intends to maintain a weighted average credit quality rating of BBB+ or better with respect to instruments held by the Portfolio.
The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (hedge) investment risks.
Although the Portfolio may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to be within +/- one year of its secondary benchmark index, which duration was 9.99 years as of February 29, 2016. The Portfolio’s secondary custom blended index consists of the Barclays US Long Corporate Index (7.5% financials capped) (65%) and the Barclays US Intermediate Corporate Index (7.5% financials capped) (35%). The Portfolio’s Manager determined the weight of each index comprising the secondary index. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, the fact that some bonds can be prepaid by the issuer). In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
In addition, under normal market conditions, the Portfolio may invest subject to the following limitations:
■	Up to 15% of total assets in instruments categorized in the financial services group of industries;
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■	Up to 30% of total assets in US currency-denominated and foreign currency-denominated fixed-income instruments issued by foreign issuers (foreign fixed-income instruments), including those issued by issuers in emerging markets;
■	Up to 10% of investable assets in non-investment grade debt (junk bonds).
The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio.
For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
A change in the securities held by the Portfolio is known as “Portfolio turnover.” The Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions.
Principal Investments of the Portfolio
General. PGIM has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the US and foreign fixed-income securities markets. In determining which securities to buy and sell, PGIM will consider, among other things, the financial history and condition, earnings trends, analysts’ recommendations, and the prospects and the management of an issuer. PGIM generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to assess an issuer’s prospects and to determine whether its securities are undervalued or overvalued.
The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of high-quality bonds and other securities and instruments. To that end, the Portfolio’s investments may include: (i) investment grade debt obligations of US and foreign corporate issuers; (ii) privately-issued mortgage-related and asset-backed securities; (iii) certain debt obligations issued or guaranteed by the US government and government-related entities, including mortgage-related securities; (iv) US government securities; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations. The Portfolio may invest in derivative instruments, including futures, forwards, options, and swaps, to try to enhance return or to reduce (“hedge”) investment risks.
Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs), are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed
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securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Asset-backed securities, CDOs, and CLOs are subject to credit risk, liquidity risk, valuation risk, prepayment risk, and extension risk. These risks are described in greater detail below under the caption “Principal Risks.”
Corporate Debt Obligations. The Portfolio may also invest in the bonds of corporations. For purposes of this policy, the term “corporations” includes all non-government issuers. Corporate bonds are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. When interest rates rise, the value of corporate bonds can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit-Linked Securities. The Portfolio may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.
Derivative Strategies. The Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolio may also use derivatives to seek to enhance returns and for hedging purposes. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.
The use of derivatives by the Portfolio—including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps—involves costs and can be volatile. With derivatives, PGIM will try to predict if the underlying investment—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. PGIM may use derivatives to try to reduce risk or to increase return consistent with the Portfolio’s overall investment objectives. PGIM will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives the Portfolio may use may not match or offset its underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
As an open-end investment company registered with the Securities and Exchange Commission (the SEC), the Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio’s daily marked-to-market (net) obligations, if any (i.e., such Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolio will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of the Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
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The use of derivatives involves a variety of risks and is described in greater detail below under the caption “Principal Risks.”
Some of the specific types of derivative instruments expected to be used by the Portfolio are described in more detail immediately below:
■	Futures Contracts and Related Options. The Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
■	Swap Transactions. The Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.
Temporary Defensive Investments. In response to adverse market, economic, or political conditions, the Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Portfolio’s assets in cash, cash equivalents or shares of affiliated short-term bond funds and/or affiliated or unaffiliated money market funds. Investing heavily in these securities will limit PGIM’s ability to achieve the Portfolio’s investment objectives, but can help to preserve the Portfolio’s assets during adverse economic environments. The use of temporary defensive investments is inconsistent with the Portfolio’s investment objectives.
Privately-Issued Mortgage-Related Securities. The Portfolio may also invest in privately issued mortgage-related securities. Privately issued mortgage-related securities are issued by private corporations rather than government agencies or government sponsored enterprises. Privately issued mortgage-related securities are not guaranteed by US governmental entities but generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by US governmental entities.
CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. A real estate mortgage investment conduit (REMIC) is a security issued by a US Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Portfolio does not intend to invest in residual interests. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security.
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A stripped mortgage-backed security (MBS strip) may be issued by US governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Portfolio may also invest in balloon payment mortgage-backed securities, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.
Mortgage-related securities, asset-backed securities, and CMOs are subject to credit risk, interest rate risk, liquidity risk, valuation risk, prepayment risk, and extension risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities. Although the Portfolio does not currently intend to invest in sub-prime mortgage-related securities, the Portfolio may invest a portion of its assets in such securities in the future depending upon then-current market, financial, and economic conditions. These risks are described in greater detail below under the caption “Principal Risks.”
US Government Securities. US Government securities include debt obligations issued by the US Treasury (the Treasury). Treasury securities are all backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. The Portfolio may also acquire US Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.
US Government securities also include debt obligations issued by federal government agencies and government sponsored enterprises, which may include mortgage-backed securities. Securities issued by government sponsored enterprises are not backed by the full faith and credit of the US Government and for more information about this risk, as well as other risks associated with US Government Securities, please see below under “More Detailed Information on How the Portfolio Invests—Principal Investments of the Portfolio—Other Debt Obligations Issued or Guaranteed by the US Government and Government-Related Entities.”
Other Debt Obligations Issued or Guaranteed by the US Government and Government-Related Entities. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association (GNMA or Ginnie Mae), the Federal Housing Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government. In the case of securities not backed by the full faith and credit of the United States, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the US Government or the relevant government sponsored enterprise.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the US Treasury to meet their obligations. Although the US Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIO
Additional Investments & Strategies
The Portfolio may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant.
Bank Loans. The Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, delayed draw loans, synthetic letters of credit, and other instruments issued in the bank loan market. The Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower.
Convertible Securities and Preferred Stock. The Portfolio may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities. The Portfolio will sell common stock received upon conversion.
Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Junk Bonds. The Portfolio may invest up to 10% of its investable assets in non-investment grade bonds (also referred to herein as high-yield debt securities or junk bonds). Non-investment grade bonds are debt securities that are rated BB or lower by S&P Ratings Services (S&P), Ba or lower by Moody’s Investors Service, Inc. (Moody’s), BB or lower by Fitch Ratings (Fitch) or, if unrated, are determined by PIM to be of comparable quality. If the rating of a debt obligation is downgraded after the Portfolio purchases it (or if the debt obligation is no longer rated), the Portfolio will not be required to sell that security, but will take this fact into consideration in deciding whether the Portfolio should continue to hold the security. As set forth above, all references in this Prospectus to the ratings categories for determining what constitutes a non-investment grade bond are without regard to gradations within those categories.
Money Market Instruments. The Portfolio may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US Government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio also may invest in shares of affiliated money market funds or short-term bond funds.
If PIM believes it is necessary, it may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments or shares of affiliated money market or short-term bond funds. Investing heavily in these securities will limit PIM’s ability to achieve the Portfolio’s investment objectives, but may help to preserve the Portfolio’s assets when global or international markets are unstable.
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Repurchase Agreements. The Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by the Portfolio.
Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements, where the Portfolio sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses.
If the Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio’s shares will decline faster than if the Portfolio were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.
Short Sales. The Portfolio may make short sales of a security. This means that the Portfolio may sell a security that it does not own, which it may do, for example, when PIM thinks the value of the security will decline. the Portfolio generally will borrow the security to deliver to the buyers in a short sale. The Portfolio must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Portfolio must pay the lender any dividends or interest that accrues on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.
The Portfolio also may make short sales “against the box.” In a short sale “against the box,” the Portfolio owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation of the security.
When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities, including money market obligations or other obligations on a when-issued or delayed-delivery basis. When the Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Portfolio will not earn interest income until the date the obligations are delivered.
Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. The Portfolio may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Portfolio will record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Portfolio generally distributes income to its shareholders each year, in certain circumstances, the Portfolio may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
Additional Strategies. The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Portfolio may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). PIM will monitor the Portfolio’s liquidity on an ongoing basis and will determine whether, in light of then-current circumstances, an adequate level of liquidity is being maintained. In the event the market value of the Portfolio’s illiquid securities exceeds 15% of the Portfolio’s net assets due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion. The Portfolio is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, please see the SAI.
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PRINCIPAL RISKS
The risks identified below are the principal risks of investing in the Portfolio. This section provides more detailed information about each risk.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more the Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolio may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. The Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.
The use of derivatives involves a variety of risks, including:
■	Counterparty Credit Risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, the Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
■	Leverage Risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to the Portfolio that exceeds the amount the Portfolio originally invested. To mitigate leverage risk, the Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
■	Liquidity and Valuation Risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, the Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
■	Hedging Risk. Hedging is a strategy in which the Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Portfolio is not required to use hedging and may choose not to do so.
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■	Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than the prices of investments in traditional equity and debt securities.
The SEC has proposed a new rule related to the use derivatives by registered investment companies which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
Expense Risk. Your actual cost of investing in the Portfolio may be higher than the annualized estimated expense ratio shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s daily average net assets does not reach the projected level shown above.
Fixed Income Securities Risk. Investments in fixed income securities involve a variety of risks, including credit risk, liquidity risk and interest rate risk.
■	Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of creditworthiness. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by the Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
■	Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. A rise in interest rates may result in periods of volatility and increased redemptions, which may cause the Portfolio to have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Portfolio. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
■	Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. The Portfolio may be subject to a heightened risk of rising interest rates because interest rates in the US are at, or near, historic lows. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by the Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by the Portfolio.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers. Foreign investment risk includes the following risks:
■	Currency Risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the
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currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If the Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.
■	Emerging Market Risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for the Portfolio.
■	Foreign Market Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.
■	Information Risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US.
■	Liquidity and Valuation Risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.
■	Political Risk. Political developments may adversely affect the value of the Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
■	Regulatory Risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US.
■	Taxation Risk. Many foreign markets are not as open to foreign investors as US markets. The Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Portfolio.
High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.
Liquidity and Valuation Risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio’s net asset value. The Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
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Market Risk and Management Risk. Market risk is the risk that the markets in which the Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser’s investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information.
Mortgage-Backed Securities Risks. A mortgage-backed security is a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Portfolio Turnover Risk. PGIM generally does not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, PGIM may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds due to PGIM’s investment strategies. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading and transaction-related costs associated with portfolio turnover may adversely affect the Portfolio’s investment performance.
Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio’s subadviser. These market conditions may continue or get worse. In response to these crises, the US and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
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Selection Risk. PGIM will actively manage the Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by PGIM will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
US Government, Government-Related Entity, and Government Agency Securities Risk. In addition to market risk, interest rate risk and credit risk, such securities may limit the Portfolio’s potential for capital appreciation. Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
Obligations of the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal Housing Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government.
In the case of securities not backed by the full faith and credit of the United States, the Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. If the relevant government sponsored enterprise issuing or sponsoring the securities is unable to meet its obligations or its credit worthiness declines, then the performance of the Portfolio will be adversely impacted. In addition, the yield and market value of these securities are not guaranteed by the US government or the relevant government sponsored enterprise.
Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. In September of 2008, the Treasury appointed the Federal Housing Finance Agency as the conservator of Fannie Mae and Freddie Mac and the effect that this conservatorship will have on the companies’ debt and equities is unclear. Although the US Government has provided financial support to Fannie Mae and Freddie Mac and authorized them to borrow from the Treasury to meet their obligations, no assurance can be given that it will support these or other government-sponsored enterprises in the future.
Valuation Risk. Due to the nature of the Portfolio’s investments and the market environment, a portion of the Portfolio’s assets may be valued at fair value pursuant to guidelines established by the Board. The Portfolio’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price the Portfolio would receive upon sale of a security. To the extent the Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. In addition, if there is wide variation in the fair value estimates produced by the market participants with respect to investments held by the Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).
Additional Risks of Investing in the Portfolio. Set forth below is a description of certain other non-principal risks associated with an investment in the Portfolio.
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“Junk Bond” Risk. The Portfolio may invest up to 10% of its investable assets in debt securities that are rated below investment grade by a nationally recognized rating agency, or, if not rated, that are determined to be of equivalent investment quality by the PGIM. These debt securities are often referred to as “junk bonds.” Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. The Portfolio will be subject to additional credit risk to the extent it invests in “junk bonds.”
Short Sale Risk. If the Portfolio sells a security short, it in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when the Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. If the Portfolio enters into short sales, it exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although the Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, the subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.
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HOW THE TRUST IS MANAGED
Board of Trustees
The Board oversees the actions of the Investment Managers and the Subadviser and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PI, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers (the “Manager”) of the Portfolio. ASTIS has been in the business of providing advisory services since 1992. PI has been in the business of providing advisory services since 1996.
The Trust's Investment Management Agreement, on behalf of the Portfolio, with ASTIS and PI (the Management Agreement), provides that the Manager will furnish the Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged PGIM to conduct the investment programs of the Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of PGIM and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Manager, subject to approval by the Board, to change subadvisers for the Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Board.
If at any point in time there is more than one subadviser for the Portfolio, the Manager will determine the division of the assets for the Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
A discussion regarding the basis for the Board's approval of the Portfolio’s investment advisory agreements is available in the Trust's semi-annual report dated June 30.
Investment Subadviser
PGIM is the investment subadviser for the Portfolio and has served as an investment adviser to investment companies since 1984. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial and an affiliate of the Manager. PGIM’s address is 655 Broad Street, Newark, New Jersey 07102. The Manager has responsibility for all investment advisory services, supervise PGIM and pay PGIM for its services. The Fixed Income unit of PGIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PGIM and is responsible for the management of the Portfolio. As of December 31, 2015 PGIM had approximately $963 billion in assets under management.
Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolio is set forth below. In addition to the information set forth below, the Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolio.
Edward Blaha, Steven Kellner, and Rajat Shah will be primarily responsible for the day-to-day management of the Portfolio.
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Edward H. Blaha, CFA, is Principal and portfolio manager for Prudential Fixed Income’s US Investment Grade Corporate Bond Sector Team. Mr. Balaha joined Prudential Financial in December 1987 in the Portfolio Management Group, the unit responsible for asset allocation for Prudential Financial’s proprietary account. In 1993, Mr. Blaha joined the Investment Grade Corporate Team as an investment associate/trader. Mr. Blaha received a BS in Business Administration from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.
Steven A. Kellner, CFA, is Managing Director and Head of Credit Portfolio Management at Prudential Fixed Income. He has oversight for all credit portfolio management and trading and is also Senior Portfolio Manager for more than $224 billion in U.S., European, and global investment grade corporate bond strategies as December 31, 2015. Mr. Kellner has been managing corporate bonds for the Firm since 1989 and became Head of Corporate Bond Strategies in 1999. He initially joined the Firm in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as an analyst, then moved to the corporate bond team responsible for managing the Firm’s proprietary fixed income portfolios. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.
Rajat Shah, CFA, is a Principal and portfolio manager for Prudential Fixed Income's Investment Grade Corporate Team and is responsible for our global corporate strategy. Previously, he was an associate in Prudential Fixed Income's Credit Research Group , covering the investment grade technology and high yield aerospace/defense sectors. Prior to that, Mr. Shah helped three senior analysts cover the investment grade cable, media, and telecom sectors, as well as the high yield technology and wireless sectors. Mr. Shah joined Prudential Financial in 1999 as an analyst in Prudential Funding, where he assisted with the pricing and issuance of long-term and short-term debt. Earlier, he was a structured finance analyst at Arthur Andersen. Mr. Shah received a BS in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.
Fees and Expenses
Investment Management Fees. The total effective annualized investment management fee (as a percentage of net assets) for the Portfolio is 0.57% for the fiscal year ended December 31, 2015.
The investment management fees for the Portfolio are accrued daily for the purposes of determining the sale and redemption price of Portfolio shares. More information about investment management fees for the Portfolio is set forth under the caption “Investment Advisory and Other Services” in the SAI.
The Manager pays PGIM a portion of such investment management fee for the performance of the subadvisory services at no additional cost to the Portfolio. More information about the subadvisory fees payable by the Manager to PGIM is set forth under the caption “Investment Advisory and Other Services” in the SAI.
Other Expenses. As used in connection with the Portfolio, “Other Expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.
Legal Proceedings. On October 30, 2015, a lawsuit was filed against Prudential Investments LLC (“Defendant”) in the United States District Court for the District of Maryland bearing the caption North Valley GI Medical Group, et al. v. Prudential Investments LLC, No. 1:15-cv-03268, by North Valley GI Medical Group and certain other purported shareholders on behalf of six Prudential retail mutual funds: Prudential Jennison Growth Fund, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Global Real Estate Fund, Prudential Jennison Equity Income Fund, Prudential Short-Term Corporate Bond Fund, Inc., and Prudential Jennison Natural Resources Fund, Inc. (collectively, the “Named Funds”). None of the Named Funds is a party to the lawsuit. Plaintiffs allege that Defendant violated Section 36(b) of the Investment Company Act of 1940 (the “1940 Act”) by receiving allegedly excessive investment advisory fees from each Named Fund and seek, among other things, a declaration that Defendant has violated Section 36(b) of the 1940 Act, rescission of the investment advisory agreements between Defendant and the Named Funds, an award of compensatory damages, including repayment to each Named Fund of all allegedly excessive investment advisory
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fees paid by such Fund from one year prior to the filing of the lawsuit through the date of trial of the action, plus purported lost investment returns on those amounts and interest thereon, and attorneys’ fees and costs. Defendant believes the claims are without merit and intends to vigorously defend the action.
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HOW TO BUY AND SELL SHARES OF THE PORTFOLIO
Purchasing and Redeeming Shares of the Portfolio
The way to invest in the Portfolio is through certain variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies to be marketed as the Prudential Defined Income Variable Annuity. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract or contact the relevant Participating Insurance Company or their financial professional.
Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Portfolio shares. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission or when the Commission determines an emergency exists.
Redemption in Kind
The Portfolio may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PI funds). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PI funds may have to sell Portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs. However, because the Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies, the risk of frequent purchases and redemptions of shares by investors is minimized with respect to the Portfolio.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to the Participating Insurance Companies’ separate accounts that fund the Contracts. Therefore, the Participating Insurance
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Companies, not the Trust, maintain the individual Contract owner account records. The Participating Insurance Companies submit to the Trust’s transfer agent daily aggregate orders combining the transactions of many Contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual Contract owners.
The Portfolio is the sole investment option for certain Contracts issued by the Participating Insurance Companies. Contract owners that select this benefit under their Contract will have their account value allocated to the Portfolio. For more information, Contract owners should see their Contract prospectus or contact the relevant Participating Insurance Company or their financial professional.
Under the Trust’s policies and procedures, the Trust has notified the Participating Insurance Companies that the Trust expects the insurance company to impose restrictions on transfers by Contract owners. The Trust receives reports on the trading restrictions imposed by the Participating Insurance Companies on Contract owners investing in the Portfolio. In addition, the Trust has entered shareholder information agreements with the Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding Contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by Contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust’s frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from the Participating Insurance Companies. If a purchase order is rejected, the purchase amount will be returned to the relevant Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your Contract or contact your insurance company.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of the Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Portfolio shares on days when the NYSE is closed but the primary markets for the Portfolio’s foreign securities are open, even though the value of these securities may have changed.
Conversely, the Trust will ordinarily price Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by the Portfolio are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for the Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that
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are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to the Portfolio’s US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or PIM) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of the Portfolio security that the Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Portfolio’s NAV, we will value the Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Portfolio as of the close of the security’s primary market.
Fair value pricing procedures are designed to result in prices for the Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio’s NAV by short-term traders.
The NAV for the Portfolio is determined by a simple calculation. It’s the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. To determine the Portfolio’s NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or PGIM, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or PGIM, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
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Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Distributor and Distribution Arrangements
The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PI and AST. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of each Trust portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD may receive payments from certain subadvisers of the Portfolio or its affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the subadvisers in connection with the distribution of the Contracts.
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OTHER INFORMATION
Federal Income Taxes
The Portfolio intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract holders may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract holders, variable annuity contract holders and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is described in the SAI and is available at www.prudential.com/variableinsuranceportfolios. The Trust will provide a full list of the securities held by the Portfolio at www.prudential.com/variableinsuranceportfolios, in accordance with those policies and procedures. The Trust will also file a list of securities held by the Portfolio with the SEC as of the end of each quarter. The Trust’s quarterly portfolio holdings filings are available on the SEC’s website at http://www.sec.gov.
Payments to Affiliates
PI and ASTIS and their affiliates, including a subadviser or the distributor of the Portfolio, may compensate affiliates of PI and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolio as an investment option. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolio.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or ASTIS, PIM, or the distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI’s, ASTIS’s, PIM’s or the distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolio as an investment option.
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FINANCIAL HIGHLIGHTS
The financial highlights which follow will help you evaluate the financial performance of the Portfolio. The total return in the chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in the chart.
The financial highlights for the fiscal years ended December 31, 2015 and 2014 and the fiscal period ended December 31, 2013 are derived from the Portfolio’s financial statements, which were audited by KPMG LLP, the Trust's independent registered public accounting firm, whose reports thereon were unqualified.
AST MULTI-SECTOR FIXED INCOME PORTFOLIO
	Year Ended December 31,		February 25, 2013(c) through December 31, 2013(d)
	2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.75	$9.67	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.37	0.36	0.28
Net realized and unrealized gain (loss) on investments	(0.70)	0.72	(0.61)
Total from investment operations	(0.33)	1.08	(0.33)
Net Asset Value, end of period	$10.42	$10.75	$9.67
Total Return(a)	(3.07)%	11.17%	(3.30)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,662.3	$2,776.2	$793.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.79%	0.87%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.77%	0.79%	0.87%(e)
Net investment income	3.45%	3.45%	3.47%(e)
Portfolio turnover rate	72%	124%	314%(f)
(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.
(b) Does not include expenses of the underlying funds in which the Portfolio invests.
(c) Commencement of operations.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.
(f) Not annualized.
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APPENDIX I: DESCRIPTION OF BOND RATINGS
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on funds employed.
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■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
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Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
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International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.
32

INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. The information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186
■ MAILING ADDRESS
Advanced Series Trust
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
■ INVESTMENT MANAGERS
AST Investment Services, Inc.
One Corporate Drive
Shelton, CT 06484
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
■ SUBADVISER
Prudential Investment Management, Inc.
Gateway Center Two
100 Mulberry Street
Newark, NJ 07102
■ CUSTODIAN
The Bank of New York Mellon Corp.
One Wall Street
New York, NY 10286	■ ADMINISTRATOR, TRANSFER AND SHAREHOLDER SERVICING AGENT
Prudential Mutual Fund Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
■ LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001
■ COUNSEL TO THE INDEPENDENT TRUSTEES
K&L Gates LLP
70 West Madison Street
Chicago, IL 60602
■ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

Advanced Series Trust
STATEMENT OF ADDITIONAL INFORMATION • April 29, 2016
This Statement of Additional Information (SAI) of Advanced Series Trust (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated April 29, 2016, which can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus. The Trust's audited financial statements are incorporated into this SAI by reference to the Trust's 2015 Annual Report (File No. 811-5186). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.
The portfolios of the Trust which are discussed in this SAI are noted on this front cover (each, a Portfolio, and together, the Portfolios).
AST Academic Strategies Asset
Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST BlackRock Low Duration Bond Portfolio
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Boston Partners Large-Cap Value Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST FI Pyramis® Quantitative Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Money Market Portfolio
AST Neuberger Berman/LSV Mid-Cap
Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets
Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio
AST Schroders Global Tactical Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged
Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

3	PART I
3	INTRODUCTION
4	Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
6	FUNDAMENTAL INVESTMENT RESTRICTIONS
22	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
31	INFORMATION ABOUT TRUSTEES AND OFFICERS
39	MANAGEMENT AND ADVISORY ARRANGEMENTS
79	PORTFOLIO MANAGERS: OTHER ACCOUNTS
94	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
146	OTHER SERVICE PROVIDERS
151	PORTFOLIO TRANSACTIONS & BROKERAGE
160	ADDITIONAL INFORMATION
164	PRINCIPAL SHAREHOLDERS
184	FINANCIAL STATEMENTS
185	PART II
185	INVESTMENT RISKS & CONSIDERATIONS
212	NET ASSET VALUES
214	TAXATION
214	DISCLOSURE OF PORTFOLIO HOLDINGS
217	PROXY VOTING
217	CODES OF ETHICS
217	APPENDIX I: DESCRIPTION OF BOND RATINGS
220	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about the Trust and the Portfolios covered by the SAI. Part I provides additional information about the Trust’s Board of Trustees (the Board), certain investments restrictions that apply to the Portfolios, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information about certain investments and investment strategies that may be used by the Portfolios and explanations of various investments and strategies which may be used by the Portfolios and explanations of these investments and strategies, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A trustee or director of the Trust’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over the Counter
PI	Prudential Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

3

Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund. The Portfolios offered by the Trust which are discussed in this SAI are set forth below:
■	AST Academic Strategies Asset Allocation Portfolio
■	AST Advanced Strategies Portfolio
■	AST AQR Emerging Markets Equity Portfolio
■	AST AQR Large-Cap Portfolio
■	AST Balanced Asset Allocation Portfolio
■	AST BlackRock Global Strategies Portfolio
■	AST BlackRock iShares ETF Portfolio
■	AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)
■	AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023
■	AST Bond Portfolio 2024
■	AST Bond Portfolio 2025
■	AST Bond Portfolio 2026
■	AST Bond Portfolio 2027
■	AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)
■	AST Capital Growth Asset Allocation Portfolio
■	AST ClearBridge Dividend Growth Portfolio
■	AST Cohen & Steers Realty Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST FI Pyramis® Quantitative Portfolio
■	AST Global Real Estate Portfolio
■	AST Goldman Sachs Large-Cap Value Portfolio
■	AST Goldman Sachs Mid-Cap Growth Portfolio
■	AST Goldman Sachs Multi-Asset Portfolio
■	AST Goldman Sachs Small-Cap Value Portfolio
■	AST Herndon Large-Cap Value Portfolio
■	AST High Yield Portfolio
■	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)
■	AST International Growth Portfolio
■	AST International Value Portfolio
■	AST Investment Grade Bond Portfolio
■	AST J.P. Morgan Global Thematic Portfolio
■	AST J.P. Morgan International Equity Portfolio
■	AST J.P. Morgan Strategic Opportunities Portfolio
■	AST Jennison Large-Cap Growth Portfolio
■	AST Loomis Sayles Large-Cap Growth Portfolio
■	AST Lord Abbett Core Fixed Income Portfolio
■	AST MFS Global Equity Portfolio
■	AST MFS Growth Portfolio
■	AST MFS Large-Cap Value Portfolio
■	AST Multi-Sector Fixed Income Portfolio
■	AST Money Market Portfolio
■	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
■	AST New Discovery Asset Allocation Portfolio
■	AST Parametric Emerging Markets Equity Portfolio
■	AST Preservation Asset Allocation Portfolio

    4

■	AST Prudential Core Bond Portfolio
■	AST Prudential Growth Allocation Portfolio
■	AST QMA Emerging Markets Equity Portfolio
■	AST QMA Large-Cap Portfolio
■	AST QMA US Equity Alpha Portfolio
■	AST Quantitative Modeling Portfolio
■	AST RCM World Trends Portfolio
■	AST Schroders Global Tactical Portfolio
■	AST Small-Cap Growth Portfolio
■	AST Small-Cap Growth Opportunities Portfolio
■	AST Small-Cap Value Portfolio
■	AST T. Rowe Price Asset Allocation Portfolio
■	AST T. Rowe Price Growth Opportunities Portfolio
■	AST T. Rowe Price Large-Cap Growth Portfolio
■	AST T. Rowe Price Natural Resources Portfolio
■	AST Templeton Global Bond Portfolio
■	AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)
■	AST Wellington Management Hedged Equity Portfolio
■	AST Western Asset Core Plus Bond Portfolio
■	AST Western Asset Emerging Markets Debt Portfolio
In addition to the Portfolios identified above, the Trust also offers the following portfolios, which are discussed in a separate prospectus (es) and separate SAI. Please consult the other prospectuses and SAI for information about these portfolios:
■	AST AB Global Bond Portfolio
■	AST BlackRock Multi-Asset Income Portfolio
■	AST Columbia Adaptive Risk Allocation Portfolio
■	AST Emerging Managers Diversified Portfolio
■	AST FQ Absolute Return Currency Portfolio
■	AST Franklin Templeton K2 Global Absolute Return Portfolio
■	AST Goldman Sachs Global Growth Allocation Portfolio
■	AST Goldman Sachs Global Income Portfolio
■	AST Goldman Sachs Strategic Income Portfolio
■	AST Ivy Asset Strategy Portfolio
■	AST Jennison Global Infrastructure Portfolio
■	AST Legg Mason Diversified Growth Portfolio
■	AST Managed Alternatives Portfolio
■	AST Managed Equity Portfolio
■	AST Managed Fixed Income Portfolio
■	AST Morgan Stanley Multi-Asset Portfolio
■	AST Neuberger Berman Long/Short Portfolio
■	AST Prudential Flexible Multi-Strategy Portfolio
■	AST QMA International Core Equity Portfolio
■	AST T. Rowe Price Diversified Real Growth Portfolio
■	AST Wellington Management Global Bond Portfolio
■	AST Wellington Management Real Total Return Portfolio
The Trust offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.)
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

5

In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this SAI other than the AST Schroders Global Tactical Portfolio, the AST AQR Emerging Markets Equity Portfolio, the AST Bond Portfolio 2026 and the AST Bond Portfolio 2027. PI serves as the sole investment manager for the AST Schroders Global Tactical Portfolio, the AST AQR Emerging Markets Equity Portfolio, the AST Bond Portfolio 2026 and the AST Bond Portfolio 2027. When used in this SAI, the “Investment Managers” or “Manager” refers to (a) PI with respect to the AST AQR Emerging Markets Equity Portfolio, the AST Schroders Global Tactical Portfolio, the AST Bond Portfolio 2026 and the AST Bond Portfolio 2027; and (b) PI and ASTIS, collectively, with respect to all other Portfolios covered by this SAI. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objects of each Portfolio are discussed in the Prospectus.
Each of the Portfolios operated as funds-of-funds, as identified in the Prospectus, may engage in all of the investments and investment strategies discussed in Part II of this SAI, either by each such Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
The investment restrictions set forth below are “fundamental” policies. More information regarding “fundamental” policies of the Portfolios and the requirements for changing such “fundamental” policies is set forth in this SAI under the caption “Investment Objectives, Policies and Principal Risks.”More information about the “non-fundamental” investment policies of the Portfolios is set forth in the Prospectus under the caption “Investment Objectives and Policies.”
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Cohen & Steers Realty Portfolio
■	AST Goldman Sachs Mid-Cap Growth Portfolio
■	AST Goldman Sachs Small-Cap Value Portfolio
■	AST Herndon Large-Cap Value Portfolio
■	AST J.P. Morgan International Equity Portfolio
■	AST J.P. Morgan Strategic Opportunities Portfolio
■	AST Loomis Sayles Large-Cap Growth Portfolio
■	AST Lord Abbett Core Fixed Income Portfolio
■	AST MFS Global Equity Portfolio
■	AST MFS Growth Portfolio
■	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
■	AST QMA US Equity Alpha Portfolio
■	AST Small-Cap Growth Portfolio
■	AST Small-Cap Growth Opportunities Portfolio
■	AST T. Rowe Price Large-Cap Growth Portfolio
■	AST WEDGE Capital Mid-Cap Value Portfolio
1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.
2. With respect to each Portfolio other than the AST QMA US Equity Alpha Portfolio, no Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

    6

With respect only to the AST QMA US Equity Alpha Portfolio, the Portfolio may not borrow money, except that the Portfolio may borrow money from banks provided that the Portfolio maintains a ratio of assets to borrowings at all times in the manner set forth in the 1940 Act. Notwithstanding the above limitation, the Portfolio may borrow money from any person to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.
8. No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the US Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.
If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the AST J.P. Morgan International Equity Portfolio and the AST J.P. Morgan Strategic Opportunities Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST BlackRock/Loomis Sayles Bond Portfolio
■	AST Goldman Sachs Large-Cap Value Portfolio
■	AST High Yield Portfolio
■	AST Hotchkis & Wiley Large-Cap Value Portfolio
■	AST Money Market Portfolio

7

1. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.
2. A Portfolio will not issue senior securities.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Advanced Strategies Portfolio
■	AST FI Pyramis® Quantitative Portfolio
■	AST Goldman Sachs Multi-Asset Portfolio
■	AST J.P. Morgan Global Thematic Portfolio
■	AST Prudential Growth Allocation Portfolio
■	AST RCM World Trends Portfolio
■	AST Schroders Global Tactical Portfolio
■	AST Western Asset Core Plus Bond Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. Borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

    8

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (6), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Academic Strategies Asset Allocation Portfolio
■	AST Balanced Asset Allocation Portfolio
■	AST Capital Growth Asset Allocation Portfolio
■	AST Preservation Asset Allocation Portfolio
■	AST Wellington Management Hedged Equity Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. The Portfolios may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
3. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Asset Allocation Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

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If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio's assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit an Asset Allocation Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), each Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Asset Allocation Portfolio's assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST INTERNATIONAL GROWTH PORTFOLIO:
1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1⁄3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1⁄3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1⁄3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.
2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.
3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than US government securities).
4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.
5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.
8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST SMALL-CAP VALUE PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other

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percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1⁄3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);
7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.
For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST INTERNATIONAL VALUE PORTFOLIO:
As a matter of fundamental policy, the Portfolio will not:
1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, (c) by lending portfolio securities in an amount not to exceed 33 1⁄3% of the Portfolio's total assets and (d) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

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3. Issue senior securities;
4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;
5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the US government, its agencies or instrumentalities;
6. Borrow money except from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1⁄3% of the Portfolio's total assets;
7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities); or
8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.
In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the subadviser in the exercise of its reasonable discretion. (This note is not a fundamental policy.)
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1⁄3% of the value of the Portfolio's total assets; (ii) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;
5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities);

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7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or
9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.
For purposes of investment restriction (3), US, state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO:
1. As to 75% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.
2. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
3. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries—consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Subadviser for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).
4. The Portfolio will not borrow money except from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts not in excess of 33 1⁄3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.
5. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).
6. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:

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1. Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1⁄3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;
2. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);
3. Purchase securities if the purchase would cause the Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies);
4. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or
5. Invest more than 25% of the value of the Portfolio's assets in one particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:
The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:
1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1⁄3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;
3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1⁄3% of the value of the Portfolio's total assets; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US government, or any of its agencies or instrumentalities;
6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the US government, its agencies or instrumentalities);
7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
8. Issue senior securities except in compliance with the 1940 Act; or

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9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.
With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.
For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST TEMPLETON GLOBAL BOND PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:
1. Borrow money, except for temporary, extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings. Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;
2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;
3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;
4. Make loans to other persons, except (a) loans of portfolio securities, (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans, and (c) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;
5. Issue senior securities except in compliance with the 1940 Act; or
6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the US Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).
Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.
For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
For purposes of investment restriction (6), US, state or local governments, or related agencies or instrumentalities, are not considered an industry. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the Portfolio will not invest more than 25% of its total assets in the securities of any single governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

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FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST HIGH YIELD PORTFOLIO:
1. The Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1⁄3% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.
2. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the US government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).
3. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.
4. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.
5. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the US government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO:
1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;
4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);
5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust’s Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;
6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or

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enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust’s Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);
7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK LOW DURATION BOND PORTFOLIO:
As a matter of fundamental policy, the Portfolio may not:
1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the US Government or its agencies or instrumentalities;
3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;
4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);
5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);
7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST MONEY MARKET PORTFOLIO:
1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

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2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).
3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).
4. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.
5. The Portfolio will not borrow money, except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, for temporary, extraordinary or emergency purposes and then only in amounts not to exceed 33 1⁄3% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.
6. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies, or making loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST AQR Emerging Markets Equity Portfolio
■	AST AQR Large-Cap Portfolio
■	AST BlackRock iShares ETF Portfolio
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023
■	AST Bond Portfolio 2024
■	AST Bond Portfolio 2025
■	AST Bond Portfolio 2026
■	AST Bond Portfolio 2027
■	AST Boston Partners Large-Cap Value Portfolio
■	AST ClearBridge Dividend Growth Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST Global Real Estate Portfolio
■	AST Investment Grade Bond Portfolio
■	AST Jennison Large-Cap Growth Portfolio
■	AST MFS Large-Cap Value Portfolio
■	AST Multi-Sector Fixed Income Portfolio
■	AST New Discovery Asset Allocation Portfolio
■	AST Parametric Emerging Markets Equity Portfolio
■	AST QMA Emerging Markets Equity Portfolio
■	AST QMA Large-Cap Portfolio
■	AST T. Rowe Price Growth Opportunities Portfolio

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■	AST Western Asset Emerging Markets Debt Portfolio
Under its fundamental investment restrictions, each Portfolio may not:
1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
5. Make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or, except for AST Jennison Large-Cap Growth Portfolio and AST Boston Partners Large-Cap Value Portfolio, change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit Portfolio's investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO THE FOLLOWING PORTFOLIOS:
■	AST Global Real Estate Portfolio
■	AST Parametric Emerging Markets Equity Portfolio

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1. Neither Portfolio may issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Neither Portfolio may underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
3. Neither Portfolio may purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
4. Neither Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
5. Neither Portfolio may make loans, except that each Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
6. The Emerging Markets Equity Portfolio may not purchase any security if, as a result, more than 25% of the value of the Emerging Markets Equity Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The Global Real Estate Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.
7. The Emerging Markets Equity Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Emerging Markets Equity Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Emerging Markets Equity Portfolio.
If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restrictions (1) and (5), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO:
The Portfolio will not:
1. Issue senior securities or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate or credit default swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the BlackRock Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
2. Borrow money, except as permitted under the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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3. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.
4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.
If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.
FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO AST QUANTITATIVE MODELING PORTFOLIO:
The Portfolio will not:
1. Issue senior securities, except as permitted under the 1940 Act.
2. The Portfolio may not borrow money, except to the extent permitted by applicable law from time to time. Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Portfolio may engage in reverse repurchase arrangements without limit, subject to applicable requirements related to segregation of assets.
3. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

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4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.
6. Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1⁄3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.
7. Purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
If a restriction on the Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restrictions (2) and (6), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
With respect to investment restriction (6), the restriction on making loans is not considered to limit the Portfolio's investments in loan participations and assignments.
With respect to investment restriction (7), the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of its assets invested in the securities of issuers in a particular industry.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Non-Fundamental Investment Restrictions Applicable Only to AST Advanced Strategies Portfolio.
The Portfolio may invest in other investment companies to the extent permitted under the 1940 Act and the rules thereunder.
Non-Fundamental Investment Restrictions Applicable Only to AST Academic Strategies Asset Allocation Portfolio.
The Portfolio may not:
1. Purchase securities on margin; provided, however, that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and, provided further that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
2. Mortgage, pledge, or hypothecate any of its assets; provided, however, that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with any permissible activity.
Non-Fundamental Investment Restrictions Applicable Only to AST BlackRock Global Strategies Portfolio.
The Portfolio will not:
1. Invest more than 15% of its net assets taken at market value at the time of the investment in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations, and guidelines, as they may be amended or supplemented from time to time.
2. Invest for the purpose of exercising control or management; or

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3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions of Applicable Only to AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio).
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Manager or of the Subadviser.
3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.
4. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this SAI.
5. Invest in companies for the purpose of exercising control or management.
6. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
Non-Fundamental Investment Restrictions Applicable Only to AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio).
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.
3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.
4. Invest in companies for the purpose of exercising control or management.
5. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”
Non-Fundamental Investment Restrictions Applicable Only to AST Cohen & Steers Realty Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in securities of real estate related issuers unless it provides 60 days prior written notice to its shareholders.
2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;
3. Participate on a joint or joint and several basis in any securities trading account;

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4. Invest in companies for the purpose of exercising control;
5. Purchase securities of investment companies except in compliance with the 1940 Act; or
6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Large-Cap Value Portfolio.
The Portfolio may not:
1. Invest in companies for the purpose of exercising control or management.
2. Invest more than 15% of the Portfolio’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.
3. Purchase additional securities if the Portfolio’s borrowings, as permitted by the Portfolio's borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation).
4. Make short sales of securities, except that the Portfolios may make short sales against the box.
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Mid-Cap Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
4. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
5. The Portfolio may not invest in companies for the purpose of exercising control of management.
Non-Fundamental Investment Restrictions Applicable Only to AST Goldman Sachs Small-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);
3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;
4. Invest in the securities of other investment companies except as permitted by applicable law;
5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or
6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this SAI and the Trust's Prospectus, as they may be amended from time to time.

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Non-Fundamental Investment Restrictions Applicable Only to AST High Yield Portfolio.
The Portfolio will not:
1. Invest in companies for the purpose of exercising control or management; or
2. Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets
Non-Fundamental Investment Restrictions Applicable Only to AST Herndon Large-Cap Value Portfolio
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders;
2. Invest for the purpose of exercising control or management of another issuer; or
3. Purchase securities of other investment companies, except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST International Growth Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.
3. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
4. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
5. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.
6. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.
7. The Portfolio may not invest in companies for the purpose of exercising control of management.
Non-Fundamental Investment Restrictions Applicable Only to AST International Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
2. Purchase securities of other investment companies except in compliance with the 1940 Act;
3. Invest in companies for the purpose of exercising control or management.
4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

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5. Sell securities short.
In addition, in periods of uncertain market and economic conditions, as determined by the subadvisers, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.
Non-Fundamental Investment Restrictions Applicable Only to AST J.P. Morgan International Equity Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
2. Make investments for the purpose of gaining control of a company's management.
Non-Fundamental Investment Restrictions Applicable Only to AST Lord Abbett Core Fixed Income Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies);
3. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;
4. Invest in the securities of other investment companies except in compliance with the 1940 Act;
5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;
6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this SAI and the Trust’s Prospectus, as they may be amended from time to time;
7. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.
Non-Fundamental Investment Restrictions Applicable only to AST Loomis Sayles Large-Cap Growth Portfolio.
1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.
4. The Portfolio may not invest in companies for the purpose of exercising control or management.
Non-Fundamental Investment Restrictions Applicable Only to AST MFS Global Equity Portfolio.
The Portfolio will not:

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1. Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.
Non-Fundamental Investment Restrictions Applicable Only to AST Money Market Portfolio.
1. The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).
2. Portfolio will not invest in companies for the purpose of exercising control or management.
3. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.
Non-Fundamental Investment Restrictions Applicable Only to AST Neuberger Berman/LSV Mid-Cap Value Portfolio.
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
3. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.
4. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
5. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.
6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.
7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in US dollars.
Non-Fundamental Investment Restrictions Applicable Only to AST Prudential Core Bond Portfolio.
The Portfolio will not:
1. Invest more than 15% of their net assets taken at market value at the time of the investment in “illiquid securities.” For purposes of this restriction, “illiquid securities” are those deemed illiquid pursuant to SEC rules, regulations and guidelines, as they may be amended or supplemented from time to time.
2. Invest for the purpose of exercising control or management; or
3. Purchase securities of other investment companies except in compliance with the 1940 Act and rules thereunder, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions Applicable Only to AST QMA US Equity Alpha Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of US issuers unless it provides 60 days prior written notice to its shareholders;
2. Invest for the purpose of exercising control or management;

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3. Purchase securities of other investment companies except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Invest for the purpose of exercising control or management of another issuer.
3. Purchase securities of other investment companies, except in compliance with the 1940 Act.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Growth Opportunities Portfolio.
1. The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
2. The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Non-Fundamental Investment Restrictions Applicable Only to AST Small-Cap Value Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.
2. Purchase additional securities when money borrowed exceeds 5% of its total assets;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;
5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Subadviser or its affiliates;
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1⁄3% of the Portfolio's total assets at the time of borrowing or investment;
8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust’s Prospectus and this SAI;
9. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or
10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

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Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Asset Allocation Portfolio and AST T. Rowe Price Growth Opportunities Portfolio.
The Portfolio will not:
1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;
2. Invest in companies for the purpose of exercising management or control;
3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
4. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1⁄3% of the Portfolio's total assets at the time of borrowing or investment;
5. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this SAI;
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;
8. Effect short sales of securities; or
9. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.
Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Manager. The Manager will not approve such investment unless: (a) the Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Manager has given prior notice to the Participating Insurance Companies that they intend to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Subadviser for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Large-Cap Growth Portfolio.
1. Purchase or sell real estate limited partnership interests.
2. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or
5. Effect short sales of securities.
In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

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Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.
If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Investment Policies” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.
Non-Fundamental Investment Restrictions Applicable Only to AST T. Rowe Price Natural Resources Portfolio.
The Portfolio will not:
1. Change its policy to invest at least 80% of the value of its assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.
2. Purchase additional securities when money borrowed exceeds 5% of its total assets;
3. Invest in companies for the purpose of exercising management or control;
4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;
5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.
6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;
7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1⁄3% of the Portfolio's total assets at the time of borrowing or investment.
Non-Fundamental Investment Restrictions Applicable Only to AST Templeton Global Bond Portfolio.
The Portfolio will not:
1. The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.
2. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;
3. Purchase securities on margin, except (i) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments and (ii) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;
4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;
5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;
6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;
7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or
8. Purchase or sell real estate limited partnership interests.

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9. Invest more than 25% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;
10. Invest in companies for the purpose of exercising management or control;
11. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or
12. Effect short sales of securities.
In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.
Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.
If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Investment Policies” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.
Non-Fundamental Investment Restrictions Applicable Only to AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio).
The Portfolio may not:
1. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;
2. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;
3. Invest in the securities of other investment companies except in compliance with the 1940 Act;
4. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or
5. Invest in companies for the purpose of exercising control.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of investment companies by the 1940 Act.

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Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (48) No. of Portfolios Overseen: 113	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat (66) No. of Portfolios Overseen: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz (56) No. of Portfolios Overseen: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth (65) No. of Portfolios Overseen: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (77) No. of Portfolios Overseen: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (69) No. of Portfolios Overseen: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia Pacific Fund, Inc.
Thomas T. Mooney (74) No. of Portfolios Overseen: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007);founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

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Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Thomas M. O'Brien (65) No. of Portfolios Overseen: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Interested Trustee(1)
Timothy S. Cronin (50) Number of Portfolios Overseen: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.
(1) The year that each Trustee joined the Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Jessica Bibliowicz, 2014, Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; Thomas T. Mooney, 2003; Thomas M. O'Brien, 1992.
Trust Officers(a)(1)
Name, Address and Age Position with the Trust	Principal Occupation(s) During the Past Five Years
Bradley C. Tobin (41) Vice President	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Kathleen DeNicholas (41) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.

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Trust Officers(a)(1)
Name, Address and Age Position with the Trust	Principal Occupation(s) During the Past Five Years
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Robert A. Szuhany (63) Assistant Treasurer	Vice President—Tax Department, Prudential Financial, Inc. (since October 1999).
(a) Excludes Mr. Cronin, an interested Trustee who also serves as President.
(1) The year in which each individual became an Officer is as follows: Bradley C. Tobin, 2014; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Kathleen DeNicholas, 2013; Chad A. Earnst, 2014; Theresa C. Thompson, 2008; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Lana Lomuti, 2014; Linda McMullin, 2014; Robert Szuhany, 2016; Richard W. Kinville, 2011.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with PI and/or an affiliate of PI. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.
Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PI and/or ASTIS that are overseen by the Trustee. The investment companies for which PI and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the Prudential Investments Funds, the Target Funds, the Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Trust, the Investment Manager pays all compensation of Trustees, officers and employees of the Trust, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser. The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by PI chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Trust for the Trusts most recently completed fiscal year to the Independent Trustees for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex for Most Recent Calendar Year
Susan Davenport Austin	$277,600	None	None	$323,500 (3/113)*
Sherry S. Barrat	$252,740	None	None	$295,000 (3/113)*

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Name	Aggregate Fiscal Year Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex for Most Recent Calendar Year
Jessica M. Bibliowicz	$242,625	None	None	$267,650 (3/113)*
Kay Ryan Booth	$255,810	None	None	$298,500 (3/113)*
Timothy S. Cronin	None	None	None	None
Delayne Dedrick Gold	$299,480	None	None	$348,500 (3/113)*
Robert F. Gunia**	$299,480	None	None	$348,500 (3/113)*
W. Scott McDonald, Jr.***	$277,600	None	None	$323,500 (3/113)*
Thomas T. Mooney**	$351,770	None	None	$408,500 (3/113)*
Thomas M. O'Brien**	$299,480	None	None	$348,500 (3/113)*
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence during 2015.
* Number of funds and portfolios represents those in existence as of December 31, 2015 and excludes funds that have merged or liquidated during the year. Additionally the number of portfolios includes those which were approved as of December 31, 2015, but which may not have commenced operations as of December 31, 2015. No compensation is paid to Trustees with respect to portfolios that have not yet commenced operations.
** Under the Trust’s deferred fee arrangement, certain Trustees have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2015, including investment results during the year on cumulative deferred fees, amounted to $1,681, ($31,814), ($24,177), and ($106,763) for Messrs. Gunia, McDonald, Mooney, and O'Brien, respectively.
*** Mr. McDonald retired from the Board effective December 31, 2015.
BOARD COMMITTEES. The Board of Trustees (the Board) has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Thomas M. O’Brien (Chair)
Susan Davenport Austin
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney (ex-officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.

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The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Jessica M. Bibliowicz
Kay Ryan Booth
Sherry S. Barrat
Thomas M. O’Brien
Thomas T. Mooney (ex-officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Delayne Dedrick Gold (Chair)
Susan Davenport Austin
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas T. Mooney (ex-officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of ten members, nine of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Trustees. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

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Ms. Gold and Messrs. Mooney and O'Brien have each served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc, and/or other mutual funds advised by the Investment Manager or its predecessors. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities. Mr. O'Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors. Ms. Austin currently serves as Vice Chairman of Sheridan Broadcasting Corporation and Senior Managing Director of Brock Capital. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.  Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Manager and other service providers to the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of the Trust, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

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Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
5	4	4	6
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	over $100,000
Sherry S. Barrat	None	over $100,000
Jessica M. Bibiliowicz	None	over $100,000
Kay Ryan Booth	None	over $100,000
Timothy S. Cronin	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
Robert F. Gunia	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by the Investment Manager.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
Between September 17, 2014 and January 29, 2015, Ms. Bibliowicz was the beneficial owner of stock issued by Franklin Resources, Inc. (Franklin) due to the ownership of such stock by trusts of which Ms. Bibliowicz is the grantor and of which her sons are the beneficiaries (the Bibliowicz Trusts). Two of the Portfolios of the Trust, AST Templeton Global Bond Portfolio and AST Franklin Templeton K2 Global Absolute Return Portfolio, are subadvised by entities that are subsidiaries of Franklin. The AST Templeton Global Bond Portfolio is subadvised by Franklin Advisers, Inc. The AST Franklin Templeton K2 Global Absolute Return Portfolio is subadvised by each of Franklin Advisers, Inc., Templeton Global Advisors Limited and K2/D&S Management Co., L.L.C. The Bibliowicz Trusts sold all shares of Franklin stock as of January 28, 2015, resulting in proceeds of $133,322.40.

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MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PI, Gateway Center Three, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers of the Portfolios; PI and ASTIS serve as co-investment managers for each Portfolio covered by this Statement of Additional Information, except for AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, for which PI serves as the sole investment manager.
As of December 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $245.5 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PI has been in the business of providing advisory services since 1996.
As of December 31, 2015, ASTIS served as the investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $125.9 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.
Services Provided by the Investment Managers. Pursuant to Management Agreements with the Trust (collectively, the Management Agreement), the Investment Managers, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolios, manage both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Managers are obligated to keep certain books and records of the Portfolios. The Investment Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Investment Managers continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Investment Managers are specifically responsible for overseeing and managing the Portfolios and the subadvisers. In this capacity, the Investment Managers review the performance of the Portfolios and the subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Investment Managers utilize the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Investment Managers in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios and the subadvisers. The Investment Managers utilize this data in directly overseeing the Portfolios and the subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Investment Managers bear the cost of the oversight program maintained by SIRG.
In addition, the Investment Managers generally provide all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Investment Managers administer the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Investment Managers are also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Investment Managers to the Trust are not exclusive under the terms of the Management Agreement and the Investment Managers are free to, and do, render management services to others.
The primary administrative services furnished by the Investment Managers are more specifically detailed below:
■	furnishing of office facilities;
■	paying salaries of all officers and other employees of the Investment Managers who are responsible for managing the Trust and the Portfolios;
■	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■	providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■	monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
■	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;

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■	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
■	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Investment Managers. In connection with their management of the corporate affairs of the Trust, the Investment Managers bear certain expenses, including, but not limited to:
■	the salaries and expenses of all of their and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■	all expenses incurred by the Investment Managers or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■	the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Managers and such investment subadvisers; and
■	with respect to the compliance services provided by the Investment Managers, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.
Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Investment Managers, including:
■	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Investment Managers;
■	the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Managers in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■	the charges and expenses of the Trust's legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Trust to governmental agencies;
■	the fees of any trade associations of which the Trust may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Investment Managers will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Managers or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Managers may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit us to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.
2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Investment Manager have the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. The Investment Manager will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Investment Manager will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Investment Manager will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.
8. The Investment Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Investment Manager on a per Portfolio basis. The information will reflect the impact on profitability of the hiring of termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Investment Manager will provide the Board with information showing the expected impact on the profitability of the Investment Manager.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Investment Manager or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.

41

11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Investment Manager, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Investment Manager or any entity, other than a Wholly-Owned subadviser, that controls, is controlled by, or is under common control with the Investment Manager, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new Subadvisory Agreement or any amendment to a Portfolio’s existing Investment Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.
Potential Conflicts. Under the manager-of-managers structure, the Investment Managers recommend the hiring and firing of subadvisers, determine the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and report to the Board regarding subadviser performance. The Investment Managers also directly manage the assets for certain Portfolio sleeves or segments.
The Investment Managers may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Investment Managers or their affiliates or because of other relationships between the subadviser or its affiliates and the Investment Managers or their affiliates; (iii) an incentive to recommend that the Investment Managers provide direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Investment Managers or their affiliates.
To mitigate potential conflicts presented by these issues, the Investment Managers utilize the services of SIRG, a unit of PI, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Investment Managers and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified investment managers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated investment managers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the investment managers make a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.
To the extent an investment manager’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the investment manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.
Management Fees. The tables below set forth the applicable contractual management fee rate and the management fees received by the Investment Managers from the Trust for each Portfolio for the indicated fiscal years.

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Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio†	Fund-of-Funds Segments/Sleeves:
0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:
0.5525% of average daily net assets to $300 million;
0.5425% on next $200 million of average daily net assets;
0.5325% on next $250 million of average daily net assets;
0.5225% on next $2.5 billion of average daily net assets;
0.5125% on next $2.75 billion of average daily net assets;
0.4825% on next $4 billion of average daily net assets;
0.4625% over $10 billion of average daily net assets
AST Advanced Strategies Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST AQR Emerging Markets Equity Portfolio	0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets
AST AQR Large-Cap Portfolio	0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST BlackRock iShares ETF Portfolio	0.7325% of average daily net assets up to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST BlackRock/Loomis Sayles Bond Portfolio(formerly, AST PIMCO Total Return Bond Portfolio)	0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets

43

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST Bond Portfolio 2016*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2017*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2018*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2019*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2020*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2021*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2022*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2023*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2024*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2025*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2026*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2027*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets

    44

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST ClearBridge Dividend Growth Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST Cohen & Steers Realty Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Defensive Asset Allocation Portfolio	0.15% of average daily net assets
AST FI Pyramis® Quantitative Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST Global Real Estate Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Goldman Sachs Large-Cap Value Portfolio	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Goldman Sachs Mid-Cap Growth Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Goldman Sachs Multi-Asset Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

45

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST Herndon Large-Cap Value Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST High Yield Portfolio	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.5825% of average daily net assets to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST International Growth Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST International Value Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Investment Grade Bond Portfolio*	0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets
AST J.P. Morgan Global Thematic Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST J.P. Morgan International Equity Portfolio	0.8325% of average daily net assets to $75 million;
0.6825% on next $225 million of average daily net assets;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST J.P. Morgan Strategic Opportunities Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

    46

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST Jennison Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Loomis Sayles Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Lord Abbett Core Fixed Income Portfolio	0.6325% of average daily net assets to $300 million;
0.6225% on next $200 million of average daily net assets;
0.6125% on next $250 million of average daily net assets;
0.6025% on next $2.5 billion of average daily net assets;
0.5925% on next $2.75 billion of average daily net assets;
0.5625% on next $4 billion of average daily net assets;
0.5425% over $10 billion of average daily net assets
AST MFS Global Equity Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST MFS Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST MFS Large-Cap Value Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST Money Market Portfolio	0.3325% of average daily net assets to $300 million;
0.3225% on next $200 million of average daily net assets;
0.3125% on next $250 million of average daily net assets;
0.3025% on next $2.5 billion of average daily net assets;
0.2925% on next $2.75 billion of average daily net assets;
0.2625% on next $4 billion of average daily net assets;
0.2425% over $10 billion of average daily net assets
AST Multi-Sector Fixed Income Portfolio	0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets

47

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST New Discovery Asset Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $750 million of average daily net assets;
0.6225% on next $2 billion of average daily net assets;
0.5925% on next $4 billion of average daily net assets;
0.5725% over $10 billion of average daily net assets
AST Parametric Emerging Markets Equity Portfolio	0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio	0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets
AST Prudential Growth Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST QMA Emerging Markets Equity Portfolio	0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets
AST QMA Large-Cap Portfolio	0.5825% of average daily net assets up to $300 million;
0.5725% on next $200 million of average daily net assets;
0.5625% on next $250 million of average daily net assets;
0.5525% on next $2.5 billion of average daily net assets;
0.5425% on next $2.75 billion of average daily net assets;
0.5125% on next $4 billion of average daily net assets;
0.4925% over $10 billion of average daily net assets
AST QMA US Equity Alpha Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Quantitative Modeling Portfolio	0.25% of average daily net assets

    48

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST RCM World Trends Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Schroders Global Tactical Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Small-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Small-Cap Growth Opportunities Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Small-Cap Value Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
AST T. Rowe Price Growth Opportunities Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $250 million of average daily net assets;
0.6525% on next $2.25 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets

49

Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST T. Rowe Price Natural Resources Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Templeton Global Bond Portfolio	0.6325% of average daily net assets to $300 million;
0.6225% on next $200 million of average daily net assets;
0.6125% on next $250 million of average daily net assets;
0.6025% on next $2.5 billion of average daily net assets;
0.5925% on next $2.75 billion of average daily net assets;
0.5625 on next $4 billion of average daily net assets;
0.5425% over $10 billion of average daily net assets
AST WEDGE Capital Mid-Cap Value Portfolio(formerly AST Mid-Cap Value Portfolio)	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Wellington Management Hedged Equity Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Western Asset Core Plus Bond Portfolio	0.5325% of average daily net assets to $300 million;
0.5225% on next $200 million of average daily net assets;
0.5125% on next $250 million of average daily net assets;
0.5025% on next $2.5 billion of average daily net assets;
0.4925% on next $2.75 billion of average daily net assets;
0.4625% on next $4 billion of average daily net assets;
0.4425% over $10 billion of average daily net assets
AST Western Asset Emerging Markets Debt Portfolio	0.6825% of average daily net assets to $300 million;
0.6725% on next $200 million of average daily net assets;
0.6625% on next $250 million of average daily net assets;
0.6525% on next $2.5 billion of average daily net assets;
0.6425% on next $2.75 billion of average daily net assets;
0.6125% on next $4 billion of average daily net assets;
0.5925% over $10 billion of average daily net assets
*The current contractual investment management fee for each of the AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, and AST Investment Grade Bond Portfolio is subject to certain breakpoints. The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.
† For AST Academic Strategies Asset Allocation Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio†	Fund-of-Funds Segments/Sleeves:
0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:
0.71% of average daily net assets to $300 million;
0.70% on next $200 million of average daily net assets;
0.69% on next $250 million of average daily net assets;
0.68% on next $2.5 billion of average daily net assets;
0.67% on next $2.75 billion of average daily net assets;
0.64% on next $4 billion of average daily net assets;
0.62% over $10 billion of average daily net assets

    50

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Advanced Strategies Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST AQR Emerging Markets Equity Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets
AST AQR Large-Cap Portfolio	0.74% of average daily net assets up to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST BlackRock iShares ETF Portfolio	0.89% of average daily net assets up to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST BlackRock/Loomis Sayles Bond Portfolio(formerly, AST PIMCO Total Return Bond Portfolio)	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST Bond Portfolio 2016*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2017*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

51

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Bond Portfolio 2018*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2019*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2020*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2021*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2022*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2023*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2024*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2025*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2026*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST ClearBridge Dividend Growth Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Cohen & Steers Realty Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Defensive Asset Allocation Portfolio	0.15% of average daily net assets

    52

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST FI Pyramis® Quantitative Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Global Real Estate Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Goldman Sachs Large-Cap Value Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST Goldman Sachs Mid-Cap Growth Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Goldman Sachs Multi-Asset Portfolio (1)	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Herndon Large-Cap Value Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST High Yield Portfolio	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

53

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST International Growth Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST International Value Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Investment Grade Bond Portfolio*	0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets
AST J.P. Morgan Global Thematic Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST J.P. Morgan International Equity Portfolio	0.99% of average daily net assets to $75 million;
0.84% on next $225 million of average daily net assets;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST J.P. Morgan Strategic Opportunities Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Jennison Large-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Loomis Sayles Large-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

    54

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Lord Abbett Core Fixed Income Portfolio	0.79% of average daily net assets to $300 million;
0.78% on next $200 million of average daily net assets;
0.77% on next $250 million of average daily net assets;
0.76% on next $2.5 billion of average daily net assets;
0.75% on next $2.75 billion of average daily net assets;
0.72% on next $4 billion of average daily net assets;
0.70% over $10 billion of average daily net assets
AST MFS Global Equity Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST MFS Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST MFS Large-Cap Value Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST Money Market Portfolio	0.49% of average daily net assets to $300 million;
0.48% on next $200 million of average daily net assets;
0.47% on next $250 million of average daily net assets;
0.46% on next $2.5 billion of average daily net assets;
0.45% on next $2.75 billion of average daily net assets;
0.42% on next $4 billion of average daily net assets;
0.40% over $10 billion of average daily net assets
AST Multi-Sector Fixed Income Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST New Discovery Asset Allocation Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $750 million of average daily net assets;
0.78% on next $2 billion of average daily net assets;
0.75% on next $4 billion of average daily net assets;
0.73% over $10 billion of average daily net assets

55

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Parametric Emerging Markets Equity Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Prudential Growth Allocation Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST QMA Emerging Markets Equity Portfolio	1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets
AST QMA Large-Cap Portfolio	0.74% of average daily net assets up to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST QMA US Equity Alpha Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Quantitative Modeling Portfolio	0.25% of average daily net assets
AST RCM World Trends Portfolio(2)	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Schroders Global Tactical Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

    56

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Small-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Small-Cap Growth Opportunities Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Small-Cap Value Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST T. Rowe Price Growth Opportunities Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
AST T. Rowe Price Natural Resources Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Templeton Global Bond Portfolio	0.79% of average daily net assets to $300 million;
0.78% on next $200 million of average daily net assets;
0.77% on next $250 million of average daily net assets;
0.76% on next $2.5 billion of average daily net assets;
0.75% on next $2.75 billion of average daily net assets;
0.72% on next $4 billion of average daily net assets;
0.70% over $10 billion of average daily net assets

57

Management Fee Rates (effective February 25, 2013 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Wellington Management Hedged Equity Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Western Asset Core Plus Bond Portfolio	0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets
AST Western Asset Emerging Markets Debt Portfolio	0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets
*The current contractual investment management fee for each of the AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026 and AST Investment Grade Bond Portfolio is subject to certain breakpoints. The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.
† For AST Academic Strategies Asset Allocation Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Advanced Series Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
(1) Prior to April 29, 2013, the management fee rate for the Portfolio was 0.30% of average daily net assets.
(2) Prior to April 29, 2013, the management fee rate for the Portfolio was 0.30% of average daily net assets.
Management Fee Rates (effective prior to February 25, 2013)
Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio	0.72% of average daily net assets
AST Advanced Strategies Portfolio	0.85% of average daily net assets
AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio	1.00% of average daily net assets
AST BlackRock/Loomis Sayles Bond Portfolio(formerly, AST PIMCO Total Return Bond Portfolio)	0.65% of average daily net assets
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	0.65% of average daily net assets
AST Bond Portfolio 2016(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2017(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2018(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2019(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2020(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million

    58

Management Fee Rates (effective prior to February 25, 2013)
Portfolio	Contractual Fee Rate
AST Bond Portfolio 2021(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2022(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2023(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Bond Portfolio 2024(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	0.75 % of average daily net assets
AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST Cohen & Steers Realty Portfolio	1.00% of average daily net assets
AST FI Pyramis® Quantitative Portfolio	0.85% of average daily net assets
AST Global Real Estate Portfolio	1.00% of average daily net assets
AST Goldman Sachs Large-Cap Value Portfolio	0.75% of average daily net assets
AST Goldman Sachs Mid-Cap Growth Portfolio	1.00% of average daily net assets
AST Goldman Sachs Multi-Asset Portfolio (formerly, AST Horizon Growth Asset Allocation Portfolio)	0.30% of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	0.95% of average daily net assets
AST Herndon Large-Cap Value Portfolio	0.85% of average daily net assets
AST High Yield Portfolio	0.75% of average daily net assets
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	0.75% of average daily net assets
AST International Growth Portfolio	1.00% of average daily net assets
AST International Value Portfolio	1.00% of average daily net assets
AST Investment Grade Bond Portfolio(1)	0.65% of average daily net assets to $500 million; 0.64% of average daily net assets over $500 million
AST J.P. Morgan Global Thematic Portfolio(2)	0.95% of average daily net assets
AST J.P. Morgan International Equity Portfolio	1.00% of average daily net assets to $75 million; 0.85% of average daily net assets over $75 million
AST J.P. Morgan Strategic Opportunities Portfolio	1.00% of average daily net assets
AST Jennison Large-Cap Growth Portfolio	0.90% of average daily net assets
AST Loomis Sayles Large-Cap Growth Portfolio	0.90% of average daily net assets
AST Lord Abbett Core Fixed Income Portfolio	0.80% of average daily net assets
AST MFS Global Equity Portfolio	1.00% of average daily net assets
AST MFS Growth Portfolio	0.90% of average daily net assets
AST MFS Large-Cap Value Portfolio	0.85% of average daily net assets
AST Money Market Portfolio	0.50% of average daily net assets
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion
AST New Discovery Asset Allocation Portfolio	0.85% of average daily net assets up to $4 billion; 0.83% of average daily net assets over $4 billion
AST Parametric Emerging Markets Equity Portfolio	1.10% of average daily net assets
AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio	0.70% of average daily net assets
AST Prudential Growth Allocation Portfolio	0.85% of average daily net assets
AST QMA US Equity Alpha Portfolio	1.00% of average daily net assets
AST Quantitative Modeling Portfolio	0.25% of average daily net assets
AST RCM World Trends Portfolio	0.30% of average daily net assets

59

Management Fee Rates (effective prior to February 25, 2013)
Portfolio	Contractual Fee Rate
AST Schroders Global Tactical Portfolio(3)	0.95% of average daily net assets
AST Small-Cap Growth Portfolio	0.90% of average daily net assets
AST Small-Cap Growth Opportunities Portfolio	0.95% of average daily net assets
AST Small-Cap Value Portfolio	0.90% of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	0.85% of average daily net assets
AST Templeton Global Bond Portfolio	0.80% of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion
AST T. Rowe Price Natural Resources Portfolio	0.90% of average daily net assets
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	0.95% of average daily net assets
AST Wellington Management Hedged Equity Portfolio	1.00% of average daily net assets
AST Western Asset Core Plus Bond Portfolio	0.70% of average daily net assets
AST Western Asset Emerging Markets Debt Portfolio	0.85% of average daily net assets
(1) The contractual investment management fee for each of the AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024 and AST Investment Grade Bond Portfolio is subject to certain breakpoints.
In the event the combined average daily net assets of the Portfolios do not exceed $500 million, each Portfolio's investment management fee rate will equal 0.65% of its average daily net assets. In the event the combined average daily net assets of the Portfolios exceed $500 million, the portion of a Portfolio's assets to which the investment management fee rate of 0.65% applies and the portion of a Portfolio's assets to which the investment management fee rate of 0.64% applies will be determined on a pro rata basis. Such fee would be computed as follows.
[0.65% x ($500 million x Individual Portfolio Assets divided by Combined Portfolio Assets)] + [0.64% x (Combined Portfolio Assets - $500 million) x Individual Portfolio Assets divided by Combined Portfolio Assets]
For purposes of calculating the investment management fee payable to the Investment Managers, the combined average daily net assets of the Portfolios will include the assets of future Portfolios of the Trust that are managed by the Investment Managers pursuant to similar target maturity or constant duration investment strategies and that are used in connection with non-discretionary asset transfers under certain living benefit programs.
(2) Effective August 2012, the management fee rate for the Portfolio changed from 0.89% to 0.95% of average daily net assets. Management fees paid by the Portfolio for the period of January-August, 2012 as well as the fiscal years ended December 31, 2011 and 2010 were paid at the rate of 0.89% of average daily net assets.
(3) Effective April 30, 2012, the management fee rate for the Portfolio changed from 0.30% of average daily net assets to 0.95% of average daily net assets. Management fees paid by the Portfolio for the period of January –April 2012 as well as the fiscal years ended December 31, 2011 and 2010 were paid at the rate of 0.30% of average daily net assets.
The Investment Managers entered into a contractual waiver so that the Portfolio’s investment management fee equals 0.95% of its first $4 billion of average daily net assets and 0.93% of its average daily net assets in excess of $4 billion through June 30, 2013.
Management Fees Paid by the Trust
Portfolio	2015	2014	2013
AST Academic Strategies Asset Allocation Portfolio	$46,127,890	$54,566,824	$55,967,368
AST Advanced Strategies Portfolio	60,738,244	66,477,361	58,929,517
AST AQR Emerging Markets Equity Portfolio	2,252,707	2,820,230	1,780,453
AST AQR Large-Cap Portfolio	11,662,110	13,470,663	9,170,613
AST Balanced Asset Allocation Portfolio	16,361,022	16,182,604	14,539,996
AST BlackRock Global Strategies Portfolio	20,616,616	22,076,635	19,728,383
AST BlackRock iShares ETF Portfolio	1,686,551	1,106,504	194,698
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	19,631,820	37,649,739	46,581,658
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	4,722,856	6,229,464	7,018,713
AST Bond Portfolio 2016	21,714	-#	130,401
AST Bond Portfolio 2017	573,560	834,873	1,625,760
AST Bond Portfolio 2018	797,472	1,239,406	2,292,300
AST Bond Portfolio 2019	368,507	569,511	983,074
AST Bond Portfolio 2020	795,481	1,180,023	917,709
AST Bond Portfolio 2021	1,326,818	1,210,589	1,396,273
AST Bond Portfolio 2022	686,554	582,876	1,605,914
AST Bond Portfolio 2023	481,242	2,516,464	2,766,424
AST Bond Portfolio 2024	318,203	1,272,974	1,055,392
AST Bond Portfolio 2025	2,244,875	175,309	None

    60

Management Fees Paid by the Trust
Portfolio	2015	2014	2013
AST Bond Portfolio 2026	377,339	None	None
AST Bond Portfolio 2027	None	None	None
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	5,162,432	4,613,195	6,812,097
AST Capital Growth Asset Allocation Portfolio	19,550,700	18,808,313	15,792,647
AST ClearBridge Dividend Growth Portfolio	6,232,491	10,352,043	8,592,203
AST Cohen & Steers Realty Portfolio	6,827,108	6,827,553	6,271,361
AST Defensive Asset Allocation Portfolio	489,414	293,989	71,618
AST FI Pyramis® Quantitative Portfolio	29,441,026	34,515,011	35,782,554
AST Global Real Estate Portfolio	5,611,530	6,282,765	5,959,281
AST Goldman Sachs Large-Cap Value Portfolio	11,262,301	12,030,139	10,163,797
AST Goldman Sachs Mid-Cap Growth Portfolio	6,831,577	6,145,117	5,632,101
AST Goldman Sachs Multi-Asset Portfolio	17,812,666	21,038,703	16,234,610
AST Goldman Sachs Small-Cap Value Portfolio	7,531,385	8,150,120	6,963,851
AST Herndon Large-Cap Value Portfolio	4,801,505	6,261,218	6,570,391
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	9,353,671	9,700,255	11,339,462
AST High Yield Portfolio	9,632,029	9,151,649	9,542,347
AST International Growth Portfolio	21,140,189	26,576,024	25,924,792
AST International Value Portfolio	19,380,186	24,424,291	23,475,069
AST Investment Grade Bond Portfolio	11,501,135	7,518,693	14,398,171
AST J.P. Morgan Global Thematic Portfolio	26,312,866	27,997,461	24,750,272
AST J.P. Morgan International Equity Portfolio	3,441,086	3,937,190	3,679,415
AST J.P. Morgan Strategic Opportunities Portfolio	25,556,617	28,999,961	28,406,966
AST Jennison Large-Cap Growth Portfolio	8,262,592	6,570,359	8,799,418
AST Loomis Sayles Large-Cap Growth Portfolio	19,079,019	22,152,163	18,779,559
AST Lord Abbett Core Fixed Income Portfolio	8,471,975	7,983,439	12,621,827
AST MFS Global Equity Portfolio	6,029,140	6,132,623	4,700,296
AST MFS Growth Portfolio	10,050,399	11,987,343	11,379,948
AST MFS Large-Cap Value Portfolio	4,627,446	4,910,897	4,290,017
AST Multi-Sector Fixed Income Portfolio	21,172,399	11,941,241	1,368,356
AST Money Market Portfolio	-#	376,777	960,153
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	7,463,157	8,504,189	6,189,992
AST New Discovery Asset Allocation Portfolio	5,678,033	5,881,152	4,339,110
AST Parametric Emerging Markets Equity Portfolio	5,324,827	7,150,265	9,411,956
AST Prudential Core Bond Portfolio	21,063,777	21,520,357	22,343,297
AST Prudential Growth Allocation Portfolio	57,777,451	53,586,706	46,193,355
AST Preservation Asset Allocation Portfolio	10,834,875	11,390,677	11,660,924
AST QMA Emerging Markets Equity Portfolio	1,408,399	2,072,214	2,468,158
AST QMA Large-Cap Portfolio	18,565,636	18,835,213	11,263,246
AST QMA US Equity Alpha Portfolio	5,524,898	5,069,892	4,564,177
AST Quantitative Modeling Portfolio	1,976,278	1,358,778	749,821
AST RCM World Trends Portfolio	39,930,195	40,088,163	26,660,763
AST Schroders Global Tactical Portfolio	43,739,566	40,850,006	34,658,956
AST Small-Cap Growth Portfolio	6,474,773	7,550,442	6,840,803
AST Small-Cap Growth Opportunities Portfolio	7,117,773	7,548,239	6,827,331
AST Small-Cap Value Portfolio	8,338,326	10,248,914	9,823,902

61

Management Fees Paid by the Trust
Portfolio	2015	2014	2013
AST T. Rowe Price Asset Allocation Portfolio	79,625,986	81,131,412	70,957,061
AST T. Rowe Price Growth Opportunities Portfolio	3,479,262	1,165,844	None
AST T. Rowe Price Large-Cap Growth Portfolio	15,098,366	15,525,998	15,552,386
AST T. Rowe Price Natural Resources Portfolio	4,370,216	5,894,243	6,215,338
AST Templeton Global Bond Portfolio	4,217,447	4,875,970	3,964,282
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	3,695,575	4,126,786	5,603,219
AST Wellington Management Hedged Equity Portfolio	19,566,262	17,927,110	11,152,755
AST Western Asset Core Plus Bond Portfolio	14,366,631	16,450,428	16,262,096
AST Western Asset Emerging Markets Debt Portfolio	1,174,575	2,833,018	2,426,724
# The management fee amount waived exceeds the management fee due to expense limitations described below.
FEE WAIVERS/SUBSIDIES. PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.
PI has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. Unless otherwise noted, the expense limitations may be discontinued or otherwise modified at any time.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Academic Strategies Asset Allocation Portfolio	The Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent the Portfolio assets are invested in underlying portfolios to gain exposure to small cap equity securities. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.
AST Advanced Strategies Portfolio	The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. In addition, the Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying portfolios to gain exposure to small-cap equity securities. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.
AST AQR Large-Cap Portfolio	The Manager has contractually agreed to waive 0.24% of its investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. In addition, the Manager has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Manager as a result of the underlying voluntary subadviser fee discount. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.
AST BlackRock iShares ETF Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST BlackRock Low Duration Bond Portfolio	The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2016	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2017	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

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Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Bond Portfolio 2018	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2019	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2020	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2021	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2022	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2023	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2024	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2025	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2026	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Bond Portfolio 2027	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	The Manager has agreed to voluntarily waive a portion of its investment management fees and/or reimburse expenses so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.85% of the Portfolio's average daily net assets. This expense limitation is voluntary and may be modified or terminated by the Manager at any time without notice.
AST ClearBridge Dividend Growth Portfolio	The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Cohen & Steers Realty Portfolio	The Manager has contractually agreed to waive 0.07% of its investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

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Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST FI Pyramis® Quantitative Portfolio	The Manager has contractually agreed to waive 0.14% of its investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Goldman Sachs Large-Cap Value Portfolio	The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. In addition, the Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.82% of the Portfolio’s average daily net assets through October 31, 2016. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.
AST Goldman Sachs Mid-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. In addition, the Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.98% of the Portfolio’s average daily net assets through October 31, 2016. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.
AST Goldman Sachs Multi-Asset Portfolio	The Manager has contractually agreed to waive 0.213% of its investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Manager has contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Herndon Large-Cap Value Portfolio	The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST International Growth Portfolio	The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Investment Grade Bond Portfolio	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST J.P. Morgan Global Thematic Portfolio	The Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Acquired Fund Fees and Expenses” shall not include, and the Manager shall not reimburse expenses or waive fees with respect to taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees and extraordinary expenses incurred by the relevant underlying non-affiliated portfolios. This arrangement will be monitored and applied daily based upon the Portfolio’s then-current holdings of the underlying non-affiliated portfolios and the expense ratios of the relevant underlying non-affiliated portfolios as of its most recent fiscal year end.
AST J.P. Morgan Strategic Opportunities Portfolio	The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Loomis Sayles Large-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Lord Abbett Core Fixed Income Portfolio	The Manager has contractually agreed to waive 0.16% of its investment management fees through October 31, 2016. In addition, the Manager has contractually agreed to waive a portion of its investment management fees, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through October 31, 2016. Additionally, the Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.59% of the Portfolio’s average daily net assets through October 31, 2016. These waivers may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Money Market Portfolio	The Manager has voluntarily agreed to limit the advisory fees of the Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Manager at any time without notice. The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust's Board of Trustees.

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Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Multi-Sector Fixed Income Portfolio	The Manager has contractually agreed to cap expenses/ reimburse certain expenses and/or waive a portion of its investment management fee so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.83% of the Portfolio's average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	The Manager has contractually agreed to waive 0.003% of its investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.
AST New Discovery Asset Allocation Portfolio	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.
AST Prudential Core Bond Portfolio	The Manager has contractually agreed to waive a portion of its investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Prudential Growth Allocation Portfolio	The Manager has contractually agreed to waive a portfolio of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.90% of the Portfolio’s average daily net assets through October 31, 2016. This waiver may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.
AST QMA Large-Cap Portfolio	The Manager has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Manager as a result of the underlying voluntary subadviser fee discount. This waiver is voluntary and may be modified or terminated by the Manager at any time without notice.
AST RCM World Trends Portfolio	The Manager has contractually agreed to waive a portfolio of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.02% of the Portfolio’s average daily net assets through October 31, 2016. This waiver may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Schroders Global Tactical Portfolio	The Manager has voluntarily agreed to reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.20% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Acquired Fund Fees and Expenses” shall not include, and the Manager shall not reimburse expenses or waive fees with respect to taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees and extraordinary expenses incurred by the relevant underlying non-affiliated portfolios. This arrangement will be monitored and applied daily based upon the Portfolio’s then-current holdings of the underlying non-affiliated portfolios and the expense ratios of the relevant underlying non-affiliated portfolios as of its most recent fiscal year end. The Manager has contractually agreed to waive a portfolio of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.12% of the Portfolio’s average daily net assets through October 31, 2016. This waiver may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Small-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.004% of its investment management fee, effective on or about April 25, 2016 through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST T. Rowe Price Asset Allocation Portfolio	The Manager has contractually agreed to waive 0.022% of its investment management fee through October 31, 2016. In addition, the Manager has contractually agreed to waive an additional 0.002% of its investment management fee through June 30, 2017. The Manager has also contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.87% of the Portfolio’s average daily net assets through October 31, 2016. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.
AST T. Rowe Price Growth Opportunities Portfolio	The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST T. Rowe Price Large-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST T. Rowe Price Natural Resources Portfolio	The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST WEDGE Capital Mid-Cap Value Portfolio	The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

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Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Western Asset Core Plus Bond Portfolio	The Manager has contractually agreed to waive 0.20% of its investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.
AST Western Asset Emerging Markets Debt Portfolio	The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
SUBADVISERS. The Investment Managers have entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Trust. Under each subadvisory agreement, each subadviser, subject to the supervision of the Investment Managers, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Investment Managers continue to have responsibility for all investment advisory services pursuant to the Management Agreement and supervise the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Investment Managers pay each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Investment Managers to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Investment Managers employ each subadviser under a “manager of managers” structure that allows the Investment Managers to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Investment Managers are authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Investment Managers monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Investment Managers will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Investment Managers are also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Investment Managers can change the allocations without Board or shareholder approval. The Investment Managers will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Academic Strategies Asset Allocation Portfolio	Pacific Investment Management Company LLC (PIMCO)	0.25% of average daily net assets (Applies to Inflation-Indexed Securities assets only)
	PIMCO	0.25% of average daily net assets (Applies to International Fixed income (Un-Hedged) assets only)
	Western Asset Management Company—Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million (Applies to Emerging Markets Fixed income assets only)
	Western Asset Management Company—Western Asset Management Company Limited	0.60% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million (Applies to Macro Opportunities assets only)
	Quantitative Management Associates LLC (QMA)	0.075% of average daily net assets of entire Portfolio (Fee applies only to overall asset allocation and direct management of Overlay investment strategy)
	QMA	1.00% of average daily net assets attributable to Long/Short Market Neutral investment category
	Jennison Associates LLC (Jennison)	0.60% of average daily net assets to $100 million; 0.55% of average daily net assets over $100 million (Fee applies only to assets attributable to Global Infrastructure investment category)

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
CoreCommodity Management, LLC	0.60% of average daily net assets to $750 million;
0.55% of average daily net assets from $750 million to $1 billion;
0.50% of average daily net assets over $1 billion
(Fee applies only to assets attributable to Commodities investment category)
J.P. Morgan Investment Management, Inc. (JPMorgan)	1.00% of average daily net assets to $50 million;
0.90% of average daily net assets over $50 million to $150 million;
0.80% of average daily net assets over $150 million
(Fee applies only to assets attributable to Market Neutral Sleeve managed by JPMorgan)
	AlphaSimplex Group, LLC	0.80% of average daily net assets to $100 million; 0.65% of average daily net assets over $100 million
	First Quadrant, L.P.	0.90% of average daily net assets (Global Macro segment only)
	First Quadrant, L.P.	0.65% of average daily net assets to $100 million; 0.55% of average daily net assets from $100 million to $200 million; and 0.50% of average daily net assets over $200 million (Currency segment only)
	AQR Capital Management, LLC (AQR)/CNH Partners, LLC	1.00% of average daily net assets to $100 million; 0.90% of average daily net assets over $100 million (Diversified Arbitrage segment only)
AST Advanced Strategies Portfolio	Brown Advisory, LLC	0.30% of average daily net assets to $500 million;
0.25% of average daily net assets over $500 million to $1 billion;
0.20% of average daily net assets over $1 billion
(domestic large cap growth category)
	Loomis Sayles & Company, L.P. (Loomis Sayles)	0.25% of average daily net assets (domestic large cap growth category)
T. Rowe Price Associates, Inc.	Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million;
0.45% of average daily net assets over $50 million to $100 million
When Sleeve average daily net assets exceed $100 million:
0.40% on all assets
When Sleeve average daily net assets exceed $200 million:
0.35% on all assets
When Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
When Sleeve average daily net assets exceed $1 billion:
0.30% on all assets
	William Blair Investment Management, LLC (William Blair)	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion (international growth category)
LSV Asset Management (LSV)	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
(international value category)
	PIMCO	0.25% of average daily net assets (hedged international bond category)
	PIMCO	0.49% of average daily net assets (Advanced Strategies I)
	Quantitative Management Associates LLC (QMA)	0.25% of the average daily net assets attributable to the Advanced Strategies II investment strategy
	QMA	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
PGIM, Inc. (PGIM)/PGIM, Limited	0.20% of sleeve average daily net assets to $500 million;
0.18% of sleeve average daily net assets from $500 million to $2 billion;
0.16% of sleeve average daily net assets over $2 billion
(US fixed income category)
	PGIM	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
	Jennison	0.025% of the average daily net asset of the entire Portfolio (Fee applies only to Additional Services)
AST AQR Emerging Markets Equity Portfolio	AQR Capital Management, LLC (AQR)	0.50% of the Portfolio’s average daily net assets to $250 million;
0.45% of the Portfolio’s average daily net assets over $250 million to $500 million;
0.40% of the Portfolio’s average daily net assets over $500 million
AST AQR Large-Cap Portfolio	AQR	0.17% of average daily net assets to $1 billion; 0.15% of average daily net assets from $1 billion to $2 billion; 0.13% of average daily net assets over $2 billion
AST Balanced Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST BlackRock Global Strategies Portfolio	BlackRock Financial Management, Inc. (BlackRock Financial); BlackRock International Limited (BlackRock International)	0.50% of the Portfolio's average daily net assets to $250 million;
0.45% of the Portfolio's average daily net assets over $250 million to $1 billion;
0.40% of the Portfolio's average daily net assets over $1 billion to $2 billion;
0.375% of the Portfolio's average daily net assets over $2 billion
AST BlackRock iShares ETF Portfolio	BlackRock Financial	0.37% of average daily net assets
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	BlackRock Financial; BlackRock International; BlackRock (Singapore) Limited (BlackRock Singapore)	0.22% on aggregate assets up to and including $500 million;
0.20% on aggregate assets from $500 million to $1 billion;
0.18% on aggregate assets from $1 billion to $1.5 billion;
0.14% on aggregate assets over $1.5 billion
Loomis Sayles	0.23% of average daily net assets to $100 million;
0.18% of average daily net assets over $100 million to $500 million;
0.17% of average daily net assets over $500 million to $3.3 billion;
0.15% of average daily net assets over $3.3 billion
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	BlackRock Financial (Effective July 13, 2015)	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets over $250 million
PIMCO (through July 12, 2015)	0.30% of average daily net assets to $150 million;
0.25% of average daily net assets over $150 million
Note: The subadviser has voluntarily agreed to waive a portion of its fee:
0.05% of average daily net assets to $150 million
AST Bond Portfolio 2016	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2017	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2018	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Bond Portfolio 2019	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2020	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2021	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2022	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2023	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2024	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2025	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2026	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Bond Portfolio 2027	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	Boston Partners	0.275% of average daily net assets to $200 million;
0.25% of average daily net assets from $200 million to $400 million;
0.225% of average daily net assets from $400 million to $750 million;
0.20% of average daily net assets over $750 million
AST Capital Growth Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC	0.25% of the Portfolio’s average daily net assets to $250 million;
0.225% of the Portfolio’s average daily net assets over $250 million to $500 million;
0.20% of the Portfolio’s average daily net assets over $500 million
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	0.60% of average daily net assets to $100 million;
0.40% of average daily net assets over $100 million to $250 million;
0.30% of average daily net assets over $250 million
Note: the subadviser has voluntarily agreed to waive the portion of its fee that exceeds the following:
0.30% of the portion not in excess of $350 million;
0.25% of assets over $350 million
AST Defensive Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST FI Pyramis® Quantitative Portfolio	FIAM LLC	0.35% of average daily net assets to $250 million;
0.30% of average daily net assets over $250 million to $500 million;
0.25% of average daily net assets over $500 million to $1 billion;
0.20% of average daily net assets over $1 billion;

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Global Real Estate Portfolio	Prudential Real Estate Investors, a business unit of PGIM	0.45% of average daily net assets to $50 million; 0.40% of average daily net assets over $50 million to $150 million; 0.35% of average daily net assets over $150 million
AST Goldman Sachs Large-Cap Value Portfolio	Goldman Sachs Asset Management, L.P. (GSAM)	0.25% of average daily net assets to $250 million; 0.23% of average daily net assets over $250 million to $750 million; 0.21% over $750 million
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion
AST Goldman Sachs Multi-Asset Portfolio	GSAM	0.24% of average daily net assets to $300 million;
0.23% on next $200 million of average daily net assets;
0.22% on next $250 million of average daily net assets;
0.21% on next $2.5 billion of average daily net assets;
0.20% on next $2.75 billion of average daily net assets;
0.17% on next $4 billion of average daily net assets;
0.14% over $10 billion of average daily net assets
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	0.50% of average daily net assets
AST Herndon Large-Cap Value Portfolio	Herndon Capital Management, LLC	0.25% of average daily net assets to $200 million; 0.20% of average daily net assets over $200 million to $500 million; 0.18% of average daily net assets over $500 million
AST High Yield Portfolio	JPMorgan	Sleeve average daily net assets up to $1 billion: 0.27% of average daily net assets When Sleeve average daily net assets exceed $1 billion: 0.25% on all assets
	PGIM/PGIM, Limited	0.25% of average daily net assets
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	Hotchkis and Wiley Capital Management, LLC	0.30% of average daily net assets
AST International Growth Portfolio	William Blair	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion
	Neuberger Berman Investment Advisers LLC	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1.5 billion; 0.300% of average daily net assets over $1.5 billion
	Jennison	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion
AST International Value Portfolio	LSV	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million
	Lazard Asset Management LLC	0.35% of average daily net assets on first $300 million; 0.30% of average daily net assets over $300 million
AST Investment Grade Bond Portfolio	PGIM	0.15% of average daily net assets to $500 million; 0.14% of the next $1.5 billion of average daily net assets; 0.12% of average daily net assets over $2 billion
AST J.P. Morgan Global Thematic Portfolio	JPMorgan Security Capital Research & Management Inc.	0.35% of average daily net assets to $600 million; 0.32% of average daily net assets over $600 million

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST J.P. Morgan International Equity Portfolio	JPMorgan	0.35% of average daily net assets to $250 million; 0.33% of average daily net assets over $250 million but not exceeding $500 million; 0.30% of average daily net assets over $500 million
AST J.P. Morgan Strategic Opportunities Portfolio	JPMorgan	0.40% of average daily net assets to $3,000 million; 0.35% of average daily net assets on the next $3,000 million; 0.30% of average daily net assets over $6,000 million
AST Jennison Large-Cap Growth Portfolio	Jennison	0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets from $1 billion to $1.5 billion; 0.20% of average daily net assets over $1.5 billion
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis, Sayles & Company, L.P.	0.25% of average daily net assets
AST Lord Abbett Core Fixed Income Portfolio	Lord, Abbett & Co. LLC	0.17% of average daily net assets to $250 million;
0.15% of average daily net assets over $250 million but not exceeding $1 billion;
0.13% of average daily net assets over $1 billion but not exceeding $2 billion;
0.12% of average daily net assets over $2 billion
AST MFS Global Equity Portfolio	Massachusetts Financial Services Company (MFS)	0.425% of average daily net assets
AST MFS Growth Portfolio	MFS	0.375% of combined average daily net assets up to $250 million;
0.325% of the next $250 million;
0.30% of the next $250 million
0.275% of the next $250 million;
0.25% of the next $500 million;
0.225% of combined average daily net assets over $1.5 billion
AST MFS Large-Cap Value Portfolio	MFS	0.35% of average daily net assets to $100 million; 0.30% of average daily net assets over $100 million to $500 million; 0.275% of average daily net assets over $500 million
AST Multi-Sector Fixed Income Portfolio	PGIM	0.15% of the Portfolio’s average daily net assets to $500 million;
0.14% of the Portfolio’s average daily net assets over $500 million to $2 billion;
0.12% of the Portfolio’s average daily net assets over $2 billion
AST Money Market Portfolio	PGIM	0.06% of average daily net assets to $500 million;
0.05% of average daily net assets above $500 million to $1 billion;
0.03% of average daily net assets above $1 billion to $2.5 billion;
0.02% of average daily net assets over $2.5 billion
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion
	LSV	0.40% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million
AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc. (Epoch)	0.275% of average daily net assets to $1 billion; 0.20% of average daily net assets over $1 billion
Affinity Investment Advisors, LLC (Affinity) (effective February 8, 2016)	0.25% of average daily net assets to $75 million;
0.225% of average daily net assets over $75 million to $150 million;
0.20% of average daily net assets over $150 million to $250 million;
0.19% of average daily net assets over $250 million
	EARNEST	0.45% of average daily net assets
	Thompson, Siegel & Walmsley LLC (TS&W)	0.40% of average daily net assets to $500 million; 0.350% of average daily net assets over $500 million

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
	C.S. McKee, LP (C.S. McKee)	0.20% of average daily net assets to $100 million; 0.15% of average daily net assets over $100 million to $200 million; 0.10% of average daily net assets over $200 million
	Parametric Portfolio Associates LLC (Parametric)	0.10% of average daily net assets
	Longfellow Investment Management Co. LLC (Longfellow)	0.20% of average daily net assets to $100 million; 0.18% of average daily net assets over $100 million to $200 million; 0.16% of average daily net assets over $200 million
Boston Advisors, LLC (Boston) (effective February 8, 2016)	0.325% of average daily net assets to $50 million;
0.225% of average daily net assets over $50 million to $100 million;
0.20% of average daily net assets over $100 million to $250 million;
0.185% of average daily net assets over $250 million
	Security Investors, LLC (SI) (through February 7, 2016)	0.25% of average daily net assets to $250 million; 0.20% of average daily net assets over $250 million
	Vision Capital Management, Inc. (Vision) (through February 7, 2016)	0.35% of average daily net assets to $50 million; 0.25% of average daily net assets over $50 million to $100 million; 0.20% of average daily net assets over $100 million
AST Parametric Emerging Markets Equity Portfolio	Parametric	0.50% of average daily net assets to $250 million; 0.45% of average daily net assets from $250 million to $500 million; 0.40% of average daily net assets over $500 million
AST Preservation Asset Allocation Portfolio	QMA	0.15% of average daily net assets for “management services” for the liquidity sleeves of the Portfolio and 0.04% of average daily net assets for “additional services”
AST Prudential Core Bond Portfolio	PGIM/PGIM, Limited	0.15% of average daily net assets to $500 million; 0.14% of average daily net assets over $500 million to $1 billion; 0.12% of average daily net assets over $1 billion
AST Prudential Growth Allocation Portfolio	QMA	0.30% of average daily net assets to $250 million;
0.25% of average daily net assets over $250 million to $500 million;
0.22% of average daily net assets over $500 million to $750 million;
0.20% of average daily net assets over $750 million
	PGIM/PGIM, Limited	0.15% of average daily net assets to $500 million; 0.14% of the next $500 million; 0.12% of average daily net assets over $1 billion
AST QMA Emerging Markets Equity Portfolio	QMA	0.50% of the Portfolio’s average daily net assets to $250 million;
0.45% of the Portfolio’s average daily net assets over $250 million to $500 million;
0.40% of the Portfolio’s average daily net assets over $500 million
AST QMA Large-Cap Portfolio	QMA	0.15% of average daily net assets to $1.5 billion; 0.14% of average daily net assets over $1.5 billion
AST QMA US Equity Alpha Portfolio	QMA	0.45% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million
AST Quantitative Modeling Portfolio	QMA	0.06% of average daily net assets
AST RCM World Trends Portfolio	Allianz Global Investors US LLC	0.35% of average daily net assets to $500 million; 0.30% of average daily net assets over $500 million to $1 billion; 0.26% of average daily net assets over $1 billion
AST Schroders Global Tactical Portfolio	Schroder Investment Management North America Inc. - Schroder Investment Management North America Limited (collectively, Schroders)	0.40% of average daily net assets to $500 million;
0.325% of average daily net assets from $500 million to $1 billion;
0.30% of average daily net assets from $1 billion to $2 billion;
0.28% of average daily net assets from $2 billion to $3 billion;
0.26% of average daily net assets from $3 billion to $5 billion; and
0.25% of average daily net assets over $5 billion
AST Small-Cap Growth Portfolio	UBS Asset Management (Americas) Inc.	0.40% of average daily net assets
	Emerald Advisers, Inc.	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Small-Cap Growth Opportunities Portfolio	RS Investment Management Co. LLC	0.55% of average daily net assets to $100 million;
0.50% of average daily net assets over $100 million but not exceeding $200 million;
0.45% of average daily net assets over $200 million but not exceeding $250 million;
0.40% of average daily net assets over $250 million but not exceeding $300 million;
0.35% of average daily net assets over $300 million
	Wellington Management Company LLP	0.46% of average daily net assets
AST Small-Cap Value Portfolio	JPMorgan	0.40% of average daily net assets
	LMCG Investments, LLC	0.40% of average daily net assets
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	0.50% of average daily net assets to $25 million;
0.35% of average daily net assets over $25 million to $50 million;
0.26% of average daily net assets over $50 million to $10 billion;
0.25% of average daily net asset over $10 billion
AST T. Rowe Price Growth Opportunities Portfolio	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Hong Kong, Limited T. Rowe Price International, Ltd. - Tokyo	0.35% of average daily net assets to $1 billion;
0.325% on next $1 billion of average daily net assets;
0.30% on next $1 billion of average daily net assets;
0.275% over $3 billion of average daily net assets
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	Portfolio average daily net assets up to $1 billion:
0.40% of average daily net assets to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.35% of average daily net assets from $500 million to $1 billion
Portfolio average daily net assets exceed $1 billion:
0.35% of average daily net assets to $1 billion;
0.325% of average daily net assets over $1 billion
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	0.60% of average daily net assets to $20 million;
0.50% of average daily net assets over $20 million to $50 million;
— provided, however, average daily net assets exceed $50 million, 0.50% on all assets without reference to the breakpoint schedule set forth above
AST Templeton Global Bond Portfolio	Franklin Advisers	0.40% of average daily net assets to $100 million;
0.36% of average daily net assets over $100 million to $250 million;
0.33% of average daily net assets over $250 million to $500 million;
0.30% of average daily net assets over $500 million
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	WEDGE Capital Management, LLP (WEDGE)	0.75% of average daily net assets to $10 million;
0.65% of average daily net assets over $10 million to $25 million;
0.50% of average daily net assets over $25 million to $100 million;
0.40% of average daily net assets over $100 million to $150 million;
0.30% of average daily net assets over $150 million to $400 million;
0.20% of average daily net assets over $400 million
AST Wellington Management Hedged Equity Portfolio	Wellington Management Company LLP (Wellington Management)	0.45% of average daily net assets to $500 million;
0.425% of average daily net assets over $500 million to $1.5 billion;
0.40% of average daily net assets over $1.5 billion to $3 billion;
0.375% of average daily net assets over $3 billion
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company—Western Asset Management Company Limited	0.225% of average daily net assets on the first $300 million; 0.150% of average daily net assets to $2 billion; 0.100% of average daily net assets on amounts over $2 billion
AST Western Asset Emerging Markets Debt Portfolio	Western Asset Management Company—Western Asset Management Company Limited	0.40% of average daily net assets to $100 million; 0.20% of average daily net assets over $100 million
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios. Each aggregation arrangement is set out below:
Brown Advisory, LLC (Brown): For purposes of calculating the subadvisory fee payable to Brown, the assets managed by Brown in the following will be aggregated: (i) AST Advanced Strategies

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Portfolio; (ii) the Prudential Series Fund (PSF) Global Portfolio; (iii) other future large-cap growth accounts under which Brown provides substantially similar advisory or subadvisory services and which Prudential Investments LLC and/or AST Investment Services, Inc., as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.
Emerald Advisers, Inc. (Emerald): For purposes of calculating the subadvisory fee payable to Emerald, the assets managed by Emerald in the AST Small-Cap Growth Portfolio will be aggregated with the assets of any other portfolio or fund managed by Prudential Investments LLC and/or AST Investment Services, Inc. for which Emerald serves as the subadviser and has substantially the same investment strategy as the AST Small-Cap Growth Portfolio.
First Quadrant, L.P: For purposes of calculating the fee payable to First Quadrant with respect to the currency sleeve of the AST Academic Strategies Asset Allocation Portfolio, the assets managed by First Quadrant in the global macro sleeve of the AST Academic Strategies Asset Allocation Portfolio will be aggregated with the assets managed by First Quadrant in the currency sleeve of the AST Academic Strategies Asset Allocation Portfolio.
Jennison Associates LLC (Jennison): For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the AST International Growth Portfolio of the Advanced Series Trust will be aggregated with the assets managed by Jennison in the SP International Growth Portfolio of The Prudential Series Fund and any other portfolio subadvised by Jennison on behalf of PI or AST Investment Services, Inc. pursuant to substantially the same investment strategy.
LSV: For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the AST International Value Portfolio of the Trust will be aggregated with the assets managed by LSV in: (i) the AST Advanced Strategies Portfolio of Advanced Series Trust; (ii) the Global Portfolio of PSF; (iii) the International Equity Portfolio of the Target Portfolio Trust; and (iv) and any other portfolio subadvised by LSV on behalf of AST and/or PI pursuant to substantially the same investment strategy.
Lazard: For purposes of the subadvisory fee calculation, the assets managed by Lazard in the AST International Value Portfolio will be aggregated with: assets in any other retail and insurance funds/portfolios that are subadvised by Lazard, managed by PI and/or ASTIS, and have substantially the same international investment strategy (i.e. the Target International Equity Portfolio); and assets of certain insurance company separate accounts managed by Lazard for the Retirement business of Prudential and its affiliates.
MFS: The assets of the AST MFS Growth Portfolio managed by MFS will be aggregated with the assets in all portfolios sub-advised by MFS that are managed by Prudential Investments LLC, or by Prudential Investments and AST Investment Services, Inc., that have substantially the same investment strategy (i.e., domestic large capitalization growth).
PIMCO: The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or AST by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI/AST) shall be aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio.
PGIM: The assets of the AST Money Market Portfolio and the assets of the Money Market Portfolio of PSF will be aggregated.
The combined average daily net assets of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026 and the AST Investment Grade Bond Portfolio will include the assets of future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.
The assets managed by PGIM in the AST Prudential Growth Allocation Portfolio will be aggregated with the assets managed by PGIM in the AST Prudential Core Bond Portfolio for purposes of calculating the subadvisory fee payable to PGIM for these portfolios.
WEDGE: For purposes of calculating the subadvisory fee payable to WEDGE, the assets managed by WEDGE for the AST Mid-Cap Value Portfolio will be aggregated with the assets managed by WEDGE for all other Prudential entities, including the assets of certain insurance company separate accounts managed by WEDGE for the Retirement business of Prudential and its affiliates.
Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML): For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Core Plus Bond Portfolio, the assets managed by WAML in the AST Western Asset Core Plus Bond Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Core Plus Bond Portfolio. For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by Western Asset in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Western Asset Emerging Markets Debt Portfolio, the assets managed by WAML in the AST Western Asset Emerging Markets Debt Portfolio will be aggregated with the assets managed by Western Asset in the AST Western Asset Emerging Markets Debt Portfolio. The assets of the AST Western Asset Core Bond Portfolio are aggregated with the assets of certain insurance company separate accounts managed by Western Asset, WAML or their affiliates for the Retirement business of Prudential and its affiliates (Other Accounts) to determine the fees payable to Western Asset, WAML or their affiliates for the Other Accounts. The assets of the Other Accounts are not aggregated with the assets of the AST Western Asset Core Bond Portfolio to determine the fees paid to Western Asset and WAML for the AST Western Asset Core Bond Portfolio.
William Blair: The assets in the Advanced Strategies Portfolio will be aggregated with the assets managed by William Blair in the Global Portfolio of the Prudential Series Fund (PSF), in the SP International Growth Portfolio of PSF, the AST International Growth Portfolio and in any other portfolio subadvised by William Blair on behalf of the Investment Managers, pursuant to substantially the same investment strategy.
Notes to Subadviser Fee Rate Table:
Allianz Global Investors US LLC: Allianz Global Investors US LLC has agreed to a voluntary subadvisory fee waiver of 0.035% of average daily net assets for the AST RCM World Trends Portfolio.
AQR: AQR has agreed to implementation of a voluntary subadvisory fee waiver arrangement (the “AQR Waiver”) that applies to the assets of the AQR Large-Cap Portfolio whereby AQR will voluntarily waive 0.01% of the subadvisory fee on assets of the AQR Large-Cap Portfolio.
BlackRock: BlackRock has agreed to a contractual fee waiver arrangement that apples to the BlackRock iShares ETF Portfolio.  Under this arrangement, BlackRock will waive all of a portion of its subadvisory fee in an amount equal to the Portfolio’s expenses related to investments in investment companies (including ETFs) managed or advised by BlackRock.  Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.  This fee arrangement continues in effect until June 30, 2016.  This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Trust's Board of Trustees.
Franklin Advisers/Franklin Mutual/Templeton Global (“Franklin Adviser Subadvisers”): The Franklin Adviser Subadvisers have agreed to a voluntary subadvisory fee waiver arrangement, as follows: With respect to all existing and future Portfolios for which the Franklin Adviser Subadvisers provide subadvisory services, the subadvisory fee rates would be discounted according to the following schedule:
—Combined assets up to $500 million: No discount.
—Combined assets of $500 million up to $1 billion: 2.5% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $1 billion to $1.5 billion: 5.0% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $1.5 billion to $2.5 billion: 7.5% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $2.5 billion and above: 10.0% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.

    74

Note: The overall reduction/discount in the actual subadvisory fees is limited to $1.5 million per calendar year.
GSAM: GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed the Investment Managers. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by the Investment Managers to GSAM, and will be based upon the combined average daily net assets of all of the portfolios (or sleeves thereof) subadvised by GSAM that are managed by the Investment Managers.
—Combined assets up to $1 billion: 2.5% fee reduction
—Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction
—Combined assets between $2.5 billion and $5.0 billion: 7.5% fee reduction
—Combined assets above $5.0 billion: 10.0% fee reduction
Neuberger Berman: Neuberger Berman has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios managed by Neuberger Berman (AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Neuberger Berman Long/Short Portfolio and the sleeves of the AST International Growth Portfolio and the PSF SP International Growth Portfolio (collectively, the Neuberger Berman Portfolios). This voluntary fee waiver arrangement may be terminated by Neuberger Berman at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by PI and AST to Neuberger Berman and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged.
—Combined assets up to $750 million: No fee reduction.
—Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee.
—Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee.
—Combined assets above $3 billion: 10% reduction to effective subadvisory fee.
QMA: The Investment Managers will pay QMA a fee for providing additional advisory services as agreed to between the Investment Managers and QMA, including but not limited to asset allocation advice (Additional Services).
QMA has agreed to a voluntary subadvisory fee waiver arrangement (the QMA Waiver) that applies to the assets of the following Portfolios of the Advanced Series Trust subadvised by QMA: AST QMA Large-Cap Portfolio, AST QMA US Equity Alpha Portfolio, AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST QMA Emerging Markets Equity Portfolio, AST Prudential Growth Allocation Portfolio and AST QMA International Core Equity Portfolio (the Six Portfolios). The QMA Waiver discounts QMA’s combined subadvisory revenue that it receives with respect to the assets it manages in the Five Portfolios.  The size of the revenue discount varies depending on the amount of such combined annual subadvisory revenue.
Schroders: The Investment Managers will pay a subadvisory fee to Schroders based upon the average daily net assets of each Portfolio. Schroders will retain its affiliate SIMNA Ltd. to provide certain investment advisory services. In particular, SIMNA Ltd. manages each Portfolio, subject to the supervision of Schroders. Schroders directly manages a portion of the assets of each Portfolio. Schroders (and not the Investment Managers) pay to SIMNA Ltd. for each Portfolio, an amount based on Schroders internal transfer pricing policy. The percentage of compensation to SIMNA Ltd. may be subject to change.
T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:
- Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
- Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
- Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
- Advanced Series Trust AST Advanced Strategies Portfolio
- The Prudential Series Fund Global Portfolio
T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):
- Combined assets up to $1 billion: 2.5% fee reduction.
- Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction
- Combined assets between $2.5 billion and $5 billion: 7.5% fee reduction
- Combined assets between $5.0 billion and $10 billion: 10.0% fee reduction.
- Combined assets above $10.0 billion: 12.5% fee reduction.
Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML): With respect to the Macro Opportunities sleeve of the AST Academic Strategies Asset Allocation Portfolio, Western Asset and WAML have agreed to implementation of  a voluntary subadvisory fee waiver arrangement, whereby Western Asset and WAML will voluntarily waive 0.50% of the subadvisory fee on assets of the Macro Opportunities sleeve to the extent that the total aggregate assets managed by Western Asset and WAML with respect to any funds or portfolios managed by the Investment Managers are at least $1.5 billion.
Subadvisory Fees Paid by PI
Portfolio	Subadviser	2015	2014	2013
AST Academic Strategies Portfolio	PIMCO (Applies to Inflation-Indexed Securities assets only)	$417,089	$474,899	$478,101
	PIMCO (Applies to International Fixed income (Un-Hedged) assets only)	953,833	953,344	854,699
	PIMCO (Applies to Emerging Markets Fixed Income assets only)*	N/A	N/A	N/A
	Western Asset Management Company—Western Asset Management Company Ltd. (Applies to Emerging Markets Fixed Income assets only)	693,793	810,813	843,983
	Western Asset Management Company—Western Asset Management Company Ltd.(Applies to Macro Opportunities sleeve assets only)	768,444	371,151	N/A
	CoreCommodity Management, LLC	1,151,403	1,674,889	2,073,760
	Mellon Capital Management Corporation*	N/A	N/A	N/A
	QMA (For overall asset allocation and direct management of Overlay investment strategy)	5,114,830	5,808,419	5,940,664
	QMA (Fee applies only to assets attributable to Long/Short Market Neutral investment category)	866,096	1,169,147	1,511,586

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Subadvisory Fees Paid by PI
Portfolio	Subadviser	2015	2014	2013
	Jennison	1,817,509	2,528,456	2,255,317
	J.P. Morgan Investment Management, Inc. (JPMorgan)	666,075	828,296	1,120,617
	Bache*	N/A	N/A	N/A
	AlphaSimplex Group	761,477	854,115	867,654
	First Quadrant, L.P. (Global Macro Segment only)	951,119	1,322,583	1,556,961
	First Quadrant, L.P. (Currency Segment only)	962,186	1,146,855	1,001,948
	AQR Capital Management, LLC/CNH Partners LLC	1,691,902	2,004,511	2,349,191
AST Advanced Strategies Portfolio	Marsico Capital Management LLC*	None	None	1,956,965
	Brown Advisory, LLC	1,994,498	1,894,647	949,766
	T. Rowe Price Associates, Inc.	3,913,313	4,177,698	3,716,347
	William Blair	1,964,072	1,979,157	1,755,066
	Loomis, Sayles & Company, L.P.	1,830,051	1,786,514	866,589
	LSV	2,923,359	2,900,569	2,566,232
	QMA	5,505,600	5,407,454	4,636,906
	PGIM/PGIM, Limited (US Fixed income Sleeve)****	1,929,692	N/A	N/A
	PIMCO (US Fixed income Sleeve)*	12,323	2,064,590	1,785,418
	PIMCO (Hedged Intl Bond Sleeve)	2,579,298	2,327,034	2,008,703
	PIMCO (Advanced Strategies I)	3,441,641	3,636,512	3,116,878
AST AQR Emerging Markets Equity Portfolio	AQR Capital Management, LLC	1,102,841	1,289,315	816,722
AST AQR Large-Cap Portfolio	AQR Capital Management, LLC	4,197,999	3,814,385	2,332,389
AST Balanced Asset Allocation Portfolio	QMA	5,531,866	5,476,732	4,446,308
AST BlackRock Global Strategies Portfolio	BlackRock Financial, BlackRock International	9,479,421	9,491,246	8,631,380
AST BlackRock iShares ETF Portfolio	BlackRock Financial	514,273	281,820	76,310
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	PIMCO*	50,942	14,166,261	17,455,975
	BlackRock Financial, BlackRock International, BlackRock Singapore	3,635,844	None	None
	Loomis Sayles	3,410,485	None	None
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	PIMCO*	1,206,860	2,489,534	2,793,681
	BlackRock Financial	690,742	None	None
AST Bond Portfolio 2016	PGIM	30,885	15,371	42,601
AST Bond Portfolio 2017	PGIM	139,013	179,760	341,217
AST Bond Portfolio 2018	PGIM	191,866	266,897	481,591
AST Bond Portfolio 2019	PGIM	89,879	122,622	206,241
AST Bond Portfolio 2020	PGIM	192,904	253,976	190,835
AST Bond Portfolio 2021	PGIM	322,440	260,984	294,636
AST Bond Portfolio 2022	PGIM	171,226	125,556	339,267
AST Bond Portfolio 2023	PGIM	120,872	541,869	575,187
AST Bond Portfolio 2024	PGIM	87,450	273,929	219,820
AST Bond Portfolio 2025	PGIM	562,225	46,682	None
AST Bond Portfolio 2026	PGIM	100,522	None	None
AST Bond Portfolio 2027	PGIM	None	None	None
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	Boston Partners	1,926,423	187,981	None
	Jennison*	None	1,281,281	2,107,188
AST Capital Growth Asset Allocation Portfolio	QMA	6,856,504	6,589,988	4,848,108

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Subadvisory Fees Paid by PI
Portfolio	Subadviser	2015	2014	2013
AST ClearBridge Dividend Growth Portfolio	ClearBridge Investments, LLC	2,095,276	3,100,941	2,435,902
AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.	2,218,686	2,120,076	1,893,482
AST Defensive Asset Allocation Portfolio	QMA	130,509	78,239	19,098
AST FI Pyramis® Quantitative Portfolio	FIAM LLC	9,869,527	8,647,409	None
	First Trust Advisors, L.P.*	None	1,122,652	10,121,474
AST Global Real Estate	Prudential Real Estate Investors, a business unit of PGIM	2,260,220	2,338,111	2,216,265
AST Goldman Sachs Large-Cap Value Portfolio	GSAM	3,636,810	3,529,957	3,139,822
AST Goldman Sachs Mid-Cap Growth Portfolio	GSAM	2,170,851	1,807,200	1,640,947
AST Goldman Sachs Multi-Asset Portfolio	GSAM	5,433,167	6,003,524	5,201,426
AST Goldman Sachs Small-Cap Value Portfolio	GSAM	4,312,071	4,317,414	3,732,772
AST Herndon Large-Cap Value Portfolio	Herndon Capital Management, LLC	1,629,054	1,737,643	1,965,400
	BlackRock Investment Management LLC*	None	None	61,653
AST High Yield Portfolio	JPMorgan	1,605,510	1,524,499	1,632,052
	PGIM/PGIM, Limited	2,258,975	2,125,435	2,274,967
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	Hotchkis and Wiley Capital Management, LLC	4,364,552	4,033,206	5,059,451
AST International Growth Portfolio	William Blair	1,675,837	1,475,856	1,413,694
	Marsico Capital Management LLC*	None	None	1,571,343
	Neuberger Berman Investment Advisers LLC	2,476,828	2,819,683	1,542,911
	Jennison	3,505,513	4,605,141	4,466,670
AST International Value Portfolio	LSV	4,751,394	5,281,864	4,850,996
	Lazard	2,699,187	345,208	None
	Thornburg Investment Management, Inc.*	None	2,944,726	3,315,972
AST Investment Grade Bond Portfolio	PGIM	2,914,684	1,616,440	3,029,950
AST J.P. Morgan Global Thematic Portfolio	JPMorgan	10,231,687	9,970,756	8,785,978
	Horizon Investments, LLC*	None	None	None
AST J.P. Morgan International Equity Portfolio	JPMorgan	1,493,787	1,558,732	1,453,110
AST J.P. Morgan Strategic Opportunities Portfolio	JPMorgan	11,907,124	12,518,734	12,210,793
AST Jennison Large-Cap Growth Portfolio	Jennison	3,111,124	2,238,055	2,993,781
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis, Sayles & Company, L.P.	6,531,658	6,874,114	2,442,805
	Marsico Capital Management LLC*	None	None	4,614,476
AST Lord Abbett Core Fixed Income Portfolio	Lord, Abbett & Co. LLC	2,967,171	2,519,079	3,248,131
AST MFS Global Equity Portfolio	MFS	2,832,286	2,651,923	2,022,081
AST MFS Growth Portfolio	MFS	3,810,133	4,045,393	4,266,013
AST MFS Large-Cap Value Portfolio	MFS	1,859,307	1,795,118	1,580,858
AST Multi-Sector Fixed Income Portfolio	PGIM	4,877,781	2,550,112	297,469
AST Money Market Portfolio	PGIM	473,015	505,501	633,616
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman	1,374,708	1,427,298	1,039,998
	LSV	2,130,204	2,214,911	1,646,409
AST New Discovery Asset Allocation Portfolio	Epoch	350,884	270,853	214,357
	SI	303,236	325,642	259,537
	Brown Advisory, LLC*	None	230,275	222,497
	EARNEST	201,909	203,327	141,620
	TS&W	370,153	336,326	289,015
	Bradford & Marzec*	None	165,382	245,600
	C.S. McKee	192,442	245,081	115,956

77

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2015	2014	2013
	Parametric	74,161	63,365	None
	Vision	290,504	33,240	None
	Longfellow	218,074	13,253	None
	Affinity	None	None	None
	Boston	None	None	None
AST Parametric Emerging Markets Equity Portfolio	Parametric	2,474,332	3,018,090	3,843,074
AST Preservation Asset Allocation Portfolio	QMA	3,522,646	3,730,210	3,536,106
AST Prudential Core Bond Portfolio	PGIM/PGIM, Limited	4,786,988	4,314,291	4,453,655
AST Prudential Growth Allocation Portfolio	PGIM/PGIM, Limited****	2,230,825	1,633,680	1,095,626
	QMA	11,101,529	9,614,712	5,612,084
	First Trust Advisors, L.P.*	None	None	3,798,305
AST QMA Emerging Markets Equity Portfolio	QMA	585,612	807,973	991,634
AST QMA Large-Cap Portfolio	QMA	3,681,054	3,323,952	1,995,838
AST QMA US Equity Alpha Portfolio	QMA	2,180,649	1,855,284	1,770,522
AST Quantitative Modeling Portfolio	QMA	474,307	326,107	179,957
AST RCM World Trends Portfolio	Allianz Global Investors US LLC	13,165,689	11,761,124	6,891,731
	CLS Investments LLC*	None	None	None
AST Schroders Global Tactical Portfolio	Schroder Investment Management North America Inc. (Schroders)	15,445,775	13,287,446	11,449,474
	CLS*	None	None	None
AST Small-Cap Growth Portfolio	Eagle Asset Management, Inc.*	1,782,775	2,034,072	2,387,180
	Emerald Mutual Fund Advisers Trust	1,541,993	1,498,686	807,985
AST Small-Cap Growth Opportunities Portfolio (formerly, AST Federated Aggressive Growth Portfolio)	RS Investment Management Co. LLC	1,607,672	137,860	None
	Wellington Management Company LLP	2,289,022	184,499	None
	Federated Equity Management Company of Pennsylvania*, **	None	3,122,518	3,175,509
AST Small-Cap Value Portfolio	JPMorgan	2,209,842	2,137,995	2,027,314
	LMCG Investments, LLC	1,387,185	1,271,442	1,232,611
	ClearBridge Investments LLC*	571,446	1,285,407	1,220,644
AST T. Rowe Price Asset Allocation Portfolio	T. Rowe Price Associates, Inc.	27,338,403	25,362,424	21,609,310
AST T. Rowe Price Growth Opportunities Portfolio	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Hong Kong, Limited T. Rowe Price International, Ltd. - Tokyo	1,408,788	425,345	None
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.	6,402,295	5,958,491	6,051,638
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates, Inc.	2,538,324	3,171,412	3,333,196
AST Templeton Global Bond Portfolio	Franklin Advisers, Inc.	1,877,651	2,028,314	1,384,583
	T. Rowe Price International, Ltd. *	None	None	76,773
AST WEDGE Capital Mid-Cap Value Portfolio(formerly, AST Mid-Cap Value Portfolio)	EARNEST Partners LLC*	326,391	691,639	1,082,459
	WEDGE Capital Management, LLP	1,344,712	1,100,314	1,279,873
AST Wellington Management Hedged Equity Portfolio	Wellington Management Company LLP	9,301,836	8,851,462	5,819,683
	QMA*	None	None	None
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company—Western Asset Management Company Ltd.	4,932,328	4,596,015	3,938,469
AST Western Asset Emerging Markets Debt Portfolio	Western Asset Management Company—Western Asset Management Company Ltd.	527,590	918,723	813,375
* No longer a subadviser to the Portfolio.

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** Federated Global Investment Management Corp. serves as sub-subadviser pursuant to a subadvisory agreement. Federated Advisory Services Company, an affiliate of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., provides research, quantitative analysis, equity trading and transaction settlement and certain support services. The fee for Federated Advisory Service Company’s services is not paid by the Trust.
*** Security Capital serves as a Sub-Subadviser pursuant to a sub-subadvisory agreement. Security Capital, an affiliate of JPMorgan, provides investment advisory services with respect to investments in real estate investment trusts. The fee for Security Capital’s services is paid by JPMorgan, not the Portfolio or the Investment Managers
**** PGIM, Limited serves as a sub-subadviser pursuant to a sub-subadvisory agreement with PGIM. PGIM, Limited, an indirect, wholly-owned subsidiary of PGIM, provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM, Limited’s services is paid by PGIM, not the Portfolio or the Manager.
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year.
AST Academic Strategies Asset Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
Prudential Investments LLC	Brian Ahrens	11/$40,412,353,311	None	None	None
	Andrei O. Marinich, CFA	11/$40,412,353,311	None	None	None
Quantitative Management Associates LLC	Marcus Perl	25/$63,544,629,851	4/$786,535,268	21/$1,654,051,783	None
	Edward Keon	26/$63,059,710,520	4/$786,535,268	19/$1,423,368,778	None
	Ted Lockwood	27/$63,573,649,112	4/$786,535,268	22/$1,681,400,197 1/$27,348,414	None
	Edward L. Campbell, CFA	26/$63,059,710,520	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$63,059,710,520	4/$786,535,268	19/$1,423,368,778	None
	Devang Gambhirwala	13/$9,055,586,460	9/$2,560,081,321	42/$5,654,896,314 9/$1,663,069,618	None
Jennison Associates LLC (Jennison)	Shaun Hong	8/$7,485,839,000	None	None	None
	Ubong “Bobby” Edemeka	8/$7,485,839,000	None	None	None
	Brannon Cook	2/$76,969,000	None	None	None
Pacific Investment Management Company LLC	Scott A. Mather	23/$142,655.05 million	23/$13,762.25 million 1/$102.13 million	19/$11,838.52 million 3/$2,683.53 million	None
	Mihir Worah	41/$160,251.86 million	38/$20,516.74 million 1/$113.42 million	61/$28,907.13 million 9/$2,606.60 million	None
CoreCommodity Management, LLC	Adam De Chiara	3/$133,017,609	5/$1,744,932,894 4/$1,570,952,207	27/$2,194,262,207 13/$966,512,944	None
First Quadrant	Ed Peters(1)	2/$154,184,941.29	3/$1,577,178,151.22	1/$566,389,999.35	None
	Jeppe Ladekarl(1)	2/$1,068,338,434.48	7/$396,038,916.32 5/$198,269,559.42	13/$10,578,117,102.09 3/$1,717,946,161.00	None
	Dori Levanoni(1)	3/$1,161,168,513.57	8/$481,459,939.48 6/$283,690,582.58	18/$11,657,616,548.86 6/$2,147,018,757.74	None
AlphaSimplex Group, LLC	Andrew W. Lo	5/$6,503,472,000	None	6/$103,430,000 1/$9,126,000	None
	Alexander D. Healy	6/$6,523,603,000	None	6/$103,430,000 1/$9,126,000	None
	Peter A. Lee	4/$6,502,459,000	None	None	None
	Philippe P. Lüdi	4/$6,502,459,000	None	None	None
	Robert W. Sinnott	4/$6,502,459,000	None	None	None
AQR Capital Management, LLC	Lars Nielsen	37/$13,004,028,206	39/$11,493,031,956 31/$9,315,796,976	74/$32,717,041,131 22/$8,731,206,378	None

79

AST Academic Strategies Asset Allocation Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
	Ronen Israel	31/$13,674,281,500	59/$27,699,789,219 48/$22,360,707,558	61/$25,818,939,936 19/$7,849,961,532	None
CNH Partners, LLC	Mark Mitchell, Ph.D.	2/$7,849,961,532	10/$3,602,962,579 9/$2,533,745,000	None	None
	Todd Pulvino, Ph.D.	2/$7,849,961,532	10/$3,602,962,579 9/$2,533,745,000	None	None
J.P. Morgan Investment Management, Inc.	Raffaele Zingone	26/$13,806,986	3/$1,213,797	17/$7,677,473 5/$4,550,734	None
	Steven G. Lee	9/$2,135,206	None	1/$192,616 1/$577,013	None
Western Asset Management Company / Western Asset Management Company Ltd.	S. Kenneth Leech	106/$173,340,022,281	276/$84,844,124,650 8/$1,537,449,492	622/$171,718,038,196 57/$17,552,174,024	None
	Chia-Liang Lian	26/$31,555,773,596	41/$13,712,701,261 1/$113,945,343	150/$30,797,780,378 8/$5,109,845,376	None
	Gordon S. Brown	7/$1,842,503,102	16/$4,025,521,860 1/$113,945,343	75/$24,299,475,347 8/$5,109,845,376	None
	Prashant Chandran	8/$1,069,798,546	5/$5,572,047,048 1/$41,010,835	3/$930,025,762 1/$115,937,927	None
	Kevin Ritter	5/$1,315,810,751	9/$1,002,767,848	35/$3,447,891,000 1/$395,941,656	None

AST Advanced Strategies Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
Prudential Investments LLC	Brian Ahrens	11/$37,739,821,331	None	None	None
	Andrei O. Marinich, CFA	11/$37,739,821,331	None	None	None
Brown Advisory, LLC	Kenneth M. Stuzin, CFA	6/$6,458,747,622	6/$1,512,583,702	567/$6,044,928,836 7/$762,409,270	None
Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari	14/$12,047,958,527.87	10/$1,616,207,984.32 1/$583,545,485.96	80/$6,992,706,907.04	None
T. Rowe Price Associates, Inc	Mark Finn	6/$32,578,295,750	5/$8,432,993,108	27/$4,296,096,269	None
	John D. Linehan	13/$37,613,368,901	5/$6,383,708,379	31/$5,175,612,613	None
	Heather McPherson	3/$5,988,082,609	3/$1,276,140,637	25/$3,873,649,032	None
William Blair Investment Management, LLC	Simon Fennell	12/$8,918,506,936	15/$2,847,087,871	38/$7,139,283,607	None
	Kenneth J. McAtamney	7/$1,383,871,967	15/$1,633,246,516	9/$2,556,194,286	None
LSV Asset Management	Josef Lakonishok	28/$13,027,252,641	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Menno Vermeulen, CFA	28/$13,027,252,641	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Puneet Mansharamani, CFA	28/$13,027,252,641	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Greg Sleight	28/$13,027,252,641	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Guy Lakonishok, CFA	28/$13,027,252,641	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
Quantitative Management Associates LLC	Marcus Perl	27/$60,870,718,003	4/$786,535,268	21/$1,654,051,783	None
	Edward L. Campbell, CFA	26/$60,385,798,672	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$60,385,798,672	4/$786,535,268	19/$1,423,368,778	None
PGIM, Inc./PGIM Limited	Michael J. Collins, CFA	24/$37,437,267,600	6/$5,799,125,765	45/$16,618,677,666	None

    80

AST Advanced Strategies Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
	Richard Piccirillo	36/$35,796,087,039	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Gregory Peters	14/$27,932,930,775	6/$2,655,587,840	34/$15,985,436,245	None
	Robert Tipp, CFA	23/$18,973,834,159	17/$8,546,155,621 1/$528,090	69/$20,344,221,980	None
Pacific Investment Management Company LLC	Scott A. Mather	24/$143,737.03 million	23/$13,762.25 million 1/$102.13 million	19/$11,838.52 million 3/$2,683.53 million	None
	Mihir Worah	42/$160,923.34 million	38/$20,516.74 million 1/$113.42 million	61/$28,907.13 million 9/$2,606.60 million	None

AST AQR Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
AQR Capital Management, LLC	Cliff Asness, PhD	37/$22,835,320,448	43/$19,170,225,605 34/$15,894,121,645	71/$29,234,457,144 23/$8,661,943,969	None
	John Liew, PhD	21/$19,924,249,370	35/$14,407,904,413 28/$11,165,510,076	29/$12,625,116,734 9/$4,364,166,393	None
	Jacques Friedman	43/$17,750,245,590	41/$17,132,625,396 30/$13,377,712,620	108/$48,422,495,019 32/$12,199,631,227	None
	Oktay Kurbanov	3/$1,075,813,260	16/$5,425,547,438 13/$5,133,620,336	30/$16,106,953,604 7/$4,161,853,900	None
	Lars Nielsen	37/$12,988,427,064	39/11,493,031,956 31/9,315,796,976	74/$32,717,041,131 22/$8,731,206,378	None

AST AQR Large-Cap Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AQR Capital Management, LLC	Cliff Asness	37/$20,078,448,538	43/19,170,225,605 34/$15,894,121,645	71/$29,234,457,144 23/$8,661,943,969	None
	John Liew	21/$17,167,377,460	35/$14,407,904,413 28/$11,165,510,076	29/$12,625,116,734 9/$4,364,166,393	None
	Jacques Friedman	43/$14,993,373,680	41/$17,132,625,396 30/$13,377,712,620	108/$48,422,495,019 32/$12,199,631,227	None

AST Balanced Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	11/$35,714,687,522	None	None	None
	Andrei O. Marinich, CFA	11/$35,714,687,522	None	None	None
Quantitative Management Associates LLC	Marcus Perl	27/$58,846,733,393	4/$786,535,268	21/$1,654,051,783	None
	Edward L. Campbell, CFA	26/$58,361,814,062	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$58,361,814,062	4/$786,535,268	19/$1,423,368,778	None

AST BlackRock Global Strategies Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc., BlackRock International Limited	Phil Green	21/$9,425,000,000	24/$3,200,000,000	3/$3,000,000,000 2/$2,300,000,000	None

AST BlackRock iShares ETF Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc.	Phil Green	21/$11,268,000,000	24/$3,200,000,000	3/$3,000,000,000 2/$2,300,000,000	None
	Michael Fredericks	5/$10,220,000,000	3/$1,590,000,000	None	None

81

AST BlackRock iShares ETF Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Justin Christofel	22/$13,490,000,000	22/$4,900,000,000	None	None

AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited	Bob Miller	10/$46,730,000,000	12/$11,090,000,000	5/$2,830,000,000	None
	Rick Rieder	13/$47,700,000,000	9/$11,000,000,000	1/$1,970,000,000	None
Loomis, Sayles & Company, L.P.	Peter Palfrey	1/$6,007,885,650.73	7/$3,544,663,041.21	61/$12,735,670,620.58 1/$109,713,077.49	None
	Rick Raczkowski	1/$6,007,885,650.73	13/$8,760,528,164.72	85/$16,692,947,449.23 3/$5,001,074,495.06	None

AST BlackRock Low Duration Bond Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock, Financial Management, Inc.	Thomas Musmanno, CFA	12/$6,640,000,000	15/$5,140,000,000	139/$51,250,000,0000	None
	Scott MacLellan, CFA	10/$6,160,000,000	15/$5,140,000,000	142/$57,380,000,000	None

AST Bond Portfolio 2016
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,833,945,843	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,985,871,996	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,654,074,424	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,941,630,317	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2017
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,756,630,721	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,908,556,874	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,576,759,302	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,864,315,195	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2018
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,730,169,041	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,882,095,194	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,550,297,622	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,837,853,515	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

    82

AST Bond Portfolio 2019
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,802,088,620	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,954,014,773	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,622,217,201	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,909,773,094	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2020
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,714,910,348	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,866,836,501	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,535,038,929	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,822,594,822	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2021
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,599,166,975	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,751,093,128	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,419,295,556	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,706,851,449	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2022
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,676,465,052	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,828,391,205	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,496,593,633	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,784,149,526	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2023
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,834,150,021	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,986,076,174	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,654,278,602	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,941,834,495	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

83

AST Bond Portfolio 2024
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,858,444,929	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$23,010,371,082	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,678,573,510	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,966,129,403	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2025
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,303,491,741	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,455,417,894	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,123,620,322	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,411,176,215	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2026
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$36,756,309,166	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$22,908,235,319	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	35/$12,576,437,747	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$22,863,993,640	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Bond Portfolio 2027
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	37/$36,871,517,502	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	32/$23,023,443,655	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None
	Erik Schiller, CFA	36/$12,691,646,083	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	31/$22,979,201,976	17/$3,043,149,863	67/$16,055,974,054 1/$84,256,880	None

AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Boston Partners	Mark E. Donovan, CFA	6/$15,815,860,193	6/$3,912,780,750	191/$11,097,544,008	None
	David J. Pyle, CFA	6/$15,815,860,193	6/$3,912,780,750	191/$11,097,544,008	None

AST Capital Growth Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	11/$33,629,006,813	None	None	None
	Andrei O. Marinich, CFA	11/$33,629,006,813	None	None	None

    84

AST Capital Growth Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates LLC	Marcus Perl	27/$56,760,826,433	4/$786,535,268	21/$1,654,051,783	None
	Edward L. Campbell, CFA	26/$56,275,907,102	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$56,275,907,102	4/$786,535,268	19/$1,423,368,778	None

AST ClearBridge Dividend Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
ClearBridge Investments, LLC	Harry Cohen	2/$5,477,286,454.70	1/$81,751,006.20	41,242/$ 7,937,988,623	None
	Michael Clarfeld	7/$9,601,368,202.40	2/$552,227,708.80	40,695/$6,858,224,101	None
	Peter Vanderlee	8/$10,702,499,894.20	6/$1,792,643,079.90	33,627/$7,427,869,989.80	None

AST Cohen & Steers Realty Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Cohen & Steers Capital Management, Inc.	Joseph M. Harvey	14/$22,029,950,019	29/$16,235,852,877	36/$5,359,469,241	None
	Jon Cheigh	7/$10,744,236,892	22/$3,361,033,397	16/$2,469,553,050	None
	Thomas Bohjalian, CFA	6/$13,775,409,824	7/$12,874,819,479	23/$3,074,460,308	None
	Jason Yablon	8/$14,195,052,050	None	4/$936,793,857	None

AST Defensive Asset Allocation Portfolio
Adviser /Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	11/$45,812,149,452	None	None	None
	Andrei O. Marinich, CFA	11/$45,812,149,452	None	None	None
Quantitative Management Associates LLC	Marcus Perl	27/$68,943,078,987	4/$786,535,268	21/$1,654,051,783	None
	Edward L. Campbell, CFA	26/$68,458,159,656	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$68,458,159,656	4/$786,535,268	19/$1,423,368,778	None
,
AST FI Pyramis® Quantitative Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
FIAM LLC	Ognjen Sosa, CAIA	None	5/$309 million	21/$2,787 million 1/$113 million	None
	Shiuan-Tung Peng, CFA	None	4/$249 million	21/$2,787 million 1/$113 million	None
	Edward Heilbron	None	5/$309 million	46/$8,002 million 1/$113 million	None
	Catherine Pena, CFA	None	4/$249 million	21/$2,787 million 1/$113 million	None
AST Global Real Estate Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Real Estate	Marc Halle	8/$3,542,146,359	None/$0	9/$790,338,183	None
	Rick J. Romano	8/$3,542,146,359	None/$0	9/$790,338,183	None
	Gek Lang Lee	8/$3,542,146,359	None/$0	9/$790,338,183	None
	Michael Gallagher	8/$3,542,146,359	None/$0	9/$790,338,183	None
	Kwok Wing Cheong	8/$3,542,146,359	None/$0	9/$790,338,183	None

AST Goldman Sachs Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Andrew Braun	16/$17,206	4/$271	32/$1,182	None

85

AST Goldman Sachs Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)	Ownership of Fund Securities
	Sean Gallagher	14/$16,402	2/$403	35/$2,677	None
	John Arege, CFA	7/$4,811	2/$1,647	31/$5,500	None
	Charles “Brook” Dane, CFA	5/$4,770	1/$207	25/$895	None

AST Goldman Sachs Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Steve Barry	18/$11,470,000	8/$4,242,000	5/$1,170,000	None
	Ashley Woodruff	6/$5,765,000	1/$21,000,000	None	None

AST Goldman Sachs Multi-Asset Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Kane Brenan	1/$21,786,433	None	3/$5,537,308,464	None
	Raymond Chan	4/$31,942,609	9/$1,952,112,350	1/$51,419,438	None
	Christopher Lvoff	4/$31,942,609	None	1/$1,112,309,888	None

AST Goldman Sachs Small-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Sally Pope Davis	7/$7,115	None	14/$1,711	None
	Robert Crystal	7/$7,115	None	14/$1,711	None
	Sean A. Butkus	7/$7,115	None	14/$1,711	None

AST Herndon Large-Cap Value Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Herndon Capital Management LLC	Randell A. Cain, Jr.	4/$714,888,765.11	6/$149,856,581.24	123/$4,734,148,920.92 4/$371,473,666	None

AST High Yield Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	William J. Morgan	12/$15,275,617	21/$8,020,305 1/$89,035	10/$1,161,264 1/$247,128	None
	James P. Shanahan	13/$19,453,552	26/$4,862,590 1/$89,035	14/$1,905,587 1/$519,700	None
PGIM, Inc./PGIM Limited	Robert Cignarella, CFA	24/$12,162,562,048	12/$4,369,648,976	82/$12,251,657,891 1/$0	None
	Michael J. Collins, CFA	24/$37,734,787,690	6/$5,799,125,765	45/$16,618,677,666	None
	Terence Wheat, CFA	24/$11,937,831,882	12/$4,369,648,976	88/$13,515,102,320 1/$0	None
	Robert Spano, CFA, CPA	24/$11,937,831,882	12/$4,369,648,976	87/$13,491,950,951 1/$0	None
	Ryan Kelly, CFA	24/$11,937,831,882	12/$4,369,648,976	88/$13,451,639,061 1/$0	None
	Brian Clapp, CFA	24/$11,937,842,857	12/$4,369,648,976	82/$12,251,657,891 1/$0	None
	Daniel Thorogood, CFA	24/$11,937,842,857	12/$4,369,648,976	84/$13,160,571,276 1/$0	None

    86

AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	14/$14.1 billion 1/$5.5 billion	8/$856.0 million 1/45.3 million	69/$9.1 billion 4/$682.0 million	None
	George Davis	14/$14.1 billion 1/$5.5 billion	8/$856.0 million 1/45.3 million	69/$9.1 billion 4/$682.0 million	None
	Scott McBride	14/$14.1 billion 1/$5.5 billion	8/$856.0 million 1/45.3 million	69/$9.1 billion 4/$682.0 million	None
	Patricia McKenna	14/$14.1 billion 1/$5.5 billion	8/$856.0 million 1/45.3 million	69/$9.1 billion 4/$682.0 million	None
	Judd Peters	14/$14.1 billion 1/$5.5 billion	8/$856.0 million 1/45.3 million	69/$9.1 billion 4/$682.0 million	None

AST International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair Investment Management, LLC	Simon Fennell	12/$8,959,348,578	15/$2,847,087,871	38/$7,139,283,607	None
	Kenneth J. McAtamney	7/$1,424,713,610	15/$1,633,246,516	9/$2,556,194,286	None
Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA	6/$2,039 million	7/$359 million	1,399/$3,576 million 1/$203 million	None
Jennison Associates LLC	Mark Baribeau	4/$434,301,000	4/$575,689,000	4/$616,401,000** 3/$388,301,000
	Thomas Davis	4/$424,462,000	4/$575,689,000	4/$616,401,000** 1/$267,901,000

AST International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	28/$12,546,759,268	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Menno Vermeulen, CFA	28/$12,546,759,268	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Puneet Mansharamani, CFA	28/$12,546,759,268	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Greg Sleight	28/$12,546,759,268	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Guy Lakonishok, CFA	28/$12,546,759,268	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
Lazard Asset Management LLC	Michael G. Fry	9/$5,821,947,957 1/$3,086,865,387	8/$1,878,398,936	163/$13,854,145,275 1/$91,287,177	None
	Michael A. Bennett	12/$13,077,590,135 1/$3,086,865,387	10/$2,358,834,905	207/$20,156,506,018 1/$91,287,177	None
	Kevin J. Matthews	9/$5,821,947,957 1/$3,086,865,387	8/$1,878,398,936	163/$13,854,145,275 1/$91,287,177	None
	Michael Powers	9/$5,821,947,957 1/$3,086,865,387	8/$1,878,398,936	163/$13,854,145,275 1/$91,287,177	None
	John R. Reinsberg	11/$9,979,133,201	80/$13,382,342,634 2/$380,035,725	12/$1,726,534,177	None

AST Investment Grade Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Richard Piccirillo	36/$32,316,084,110	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Malcolm Dalrymple	31/$18,468,010,263	17/$3,043,149,863	67/$$16,055,974,054 1/$84,256,880	None

87

AST Investment Grade Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Erik Schiller, CFA	35/$8,136,212,691	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	David Del Vecchio	30/$18,423,768,584	17/$3,043,149,863	67/$$16,055,974,054 1/$84,256,880	None

AST J.P. Morgan Global Thematic Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Patrik Jakobson	2/$2,889,585	None	5/$5,201,693 3/$2,407,138	None
	Jeffrey Geller	29/$56,084,056	23/$18,066,251	5/$5,201,693	None
	Nicole Goldberger	6/$7,291,053	4/$450,733	21/$7,193,626	None
	Michael Feser	1/$1,841,458	None	None	None
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr.	8/$818,900,000	2/$823,400,000	220/$2,228,600,000 2/$222,700,000*	None
	Kenneth D. Statz	8/$818,900,000	2/$823,400,000	220/$2,228,600,000 2/$222,700,000*	None
	Kevin W. Bedell	8/$818,900,000	2/$823,400,000	220/$2,228,600,000 2/$222,700,000*	None
*Indicates performance fee accounts and total assets.
AST J.P. Morgan International Equity Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	James Fisher	4/$3,249,098	11/$3,775,236	15/$3,956,537 6/$1,607,899	None

AST J.P. Morgan Strategic Opportunities Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Patrik Jakobson	2/$3,173,358	None	5/$5,201,693 3/$2,407,138	None
	Jeffrey Geller	29/$56,367,829	23/$18,066,251	5/$5,201,693	None
	Nicole Goldberger	6/$7,574,826	4/$450,733	21/$7,193,626	None
	Michael Feser	1/$1,841,458	None	None	None

AST Jennison Large-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Michael A. Del Balso*	10/$16,750,793,000	5/$1,755,372,000	2/$83,326,000	None
	Mark Shattan	None	1/$1,438,852,000	12/$1,442,023,000	None
AST Loomis Sayles Large-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Loomis, Sayles & Company, L.P.	Aziz Hamzaogullari	14/$10,260,367,156.60	10/$1,616,207,984.32 1/$583,545,485.96	80/$6,992,706,907.04	None

AST Lord Abbett Core Fixed Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Lord, Abbett & Co. LLC	Kewjin Yuoh	7/$40,342,622,752	4/$616,718,266	877/$2,929,484,688*	None
	Robert A. Lee	16/$62,091,316,967	12/$3,159,253,867	2374/$4,537,167,369*	None
	Andrew H. O'Brien, CFA	8/$40,380,440,173	5/$626,619,334	877/$2,929,484,688*	None
	Leah G. Traub, PhD	3/$522,789,904	1/$9,901,068	None	None

    88

AST MFS Global Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company*	David R. Mannheim	5/$4.1 billion	15/$22.5 billion	100/$43.0 billion 11/$3.6 billion*	None
	Roger Morley	5/$4.1 billion	15/$22.5 billion	100/$43.0 billion 11/$3.6 billion*	None

AST MFS Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Eric B. Fischman	6/$16.7 billion	1/$95.7 million	11/$1.5 billion	None
	Matthew D. Sabel	8/$17.4 billion	1/$95.7 million	12/$1.5 billion	None

AST MFS Large-Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Nevin P. Chitkara	18/$58.8 billion	8/$5.8 billion	41/$17.0 billion	None
	Steven R. Gorham	17/$58.8 billion	8/$5.8 billion	41/$17.0 billion	None
AST Multi-Sector Fixed Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc.	Edward H. Blaha, CFA	1/$44,241,679	12/$3,388,641,394	67/$36,775,060,152 3/$1,619,202,983	None
	Steven A. Kellner, CFA	3/$9,294,565,291	12/$3,388,641,394	71/$37,731,193,085 3/$1,619,202,983	None
	Rajat Shah, CFA	1/$44,241,679	12/$3,388,641,394	70/$37,658,222,445 3/$1,619,202,983	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Subadvisers	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Investment Advisers LLC	Michael Greene	3/$406 million	None	108/$153 million	None
LSV Asset Management	Josef Lakonishok	28/$13,248,073,602	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Menno Vermeulen, CFA	28/$13,248,073,602	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Puneet Mansharamani, CFA	28/$13,248,073,602	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Greg Sleight	28/$13,248,073,602	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None
	Guy Lakonishok, CFA	28/$13,248,073,602	51/$15,753,088,537 5/$353,546,738	425/$54,902,999,757 43/$9,305,944,170	None

AST New Discovery Asset Allocation Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
C.S. McKee	Greg Melvin	2/$251,975,905	6/$140,209,687	423/$10,054,396,340	None
	Bryan Johanson	2/$251,975,905	6/$140,209,687	385/$9,926,760,818	None
	Brian Allen	2/$251,975,905	6/$140,209,687	385/$9,926,760,818	None
	Jack White	2/$251,975,905	6/$140,209,687	385/$9,926,760,818	None
	Andrew Faderewski	2/$251,975,905	6/$140,209,687	385/$9,926,760,818	None
EARNEST	Paul Viera	10/$3,455.8 million	30/$2,392.3 million	160/$9,707.1 million 6/$1,252.1 million	None
Epoch	David Pearl	9/$2,605 million	25/$9,079 million	72/$8,789 million 9/$2,046 million	None

89

AST New Discovery Asset Allocation Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Michael Welhoelter	20/$10,908 million	44/$12,725 1/$57 million	144/$16,488 million 13/$2,488 million	None
Longfellow Investment Management Co. LLC	Barbara J. McKenna, CFA	3/$317 million	1/$188 million	65/$4,716 million	None
	David C. Stuehr, CFA	3/$317 million	1/$188 million	31/$164 million	None
Parametric Portfolio Associates LLC	Justin Henne, CFA	38/$1,594 million	None	454/$54,791 million	None
	Daniel Wamre, CFA	None	None	70/$3,526 million	None
TS&W	Brandon Harrell, CFA	7/$4,450.9 million	3/$546.3 million	10/$2,195.7 million	None
Prudential Investments LLC	Brian Ahrens, CFA	11/$45,468,683,281	None	None	None
	Andrei O. Marinich, CFA	11/$45,468,683,281	None	None	None
Affinity Investment Advisors, LLC	Gregory R Lai, CFA	1/$4,623,605	1/$454,639	284/$1,314,672,000	None
	Michael Petrino	1/$4,623,605	None	284/$1,314,672,000	None
Boston Advisors, LLC	Douglas A. Riley, CFA	10/$3,043,409,303	6/$158,641,853	9/$153,464,885	None
	Michael J. Vogelzang, CFA	11/$3,080,953,683	6/$158,641,853	126/$345,327,122	None
	David Hanna	11/$3,080,953,683	6/$158,641,853	39/$64,423,190	None

AST Parametric Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Parametric Portfolio Associates LLC	Thomas Seto	27/$20,053.38 million	9/$2,790.15 million	11,235/$53,119.95 million
	Timothy Atwill	8/$6,408.61 million	None	None
AST Preservation Asset Allocation Portfolio
Adviser / Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	11/$39,430,659,823	None	None	None
	Andrei O. Marinich, CFA	11/$39,430,659,823	None	None	None
Quantitative Management Associates LLC	Marcus Perl	27/$62,560,726,895	7/$786,535,268	21/$1,654,051,783	None
	Edward L. Campbell, CFA	26/$62,075,807,564	7/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$62,075,807,564	7/$786,535,268	19/$1,423,368,778	None

AST Prudential Core Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM, Inc./PGIM Limited	Michael J. Collins, CFA	24/$35,101,093,457	6/$5,799,125,765	45/$16,618,677,666	None
	Richard Piccirillo	36/$33,459,912,896	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Gregory Peters	14/$25,596,756,632	6/$2,655,587,840	34/$15,985,436,245	None

AST Prudential Growth Allocation
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM, Inc./PGIM Limited	Michael J. Collins, CFA	24/$35,515,301,688	6/$5,799,125,765	45/$16,618,677,666	None
	Richard Piccirillo	36/$33,874,121,127	25/$10,388,981,304 2/$0	119/$41,904,903,447	None
	Gregory Peters	14/$26,010,964,863	6/$2,655,587,840	34/$15,985,436,245	None
Quantitative Management Associates, LLC	Stacie Mintz	12/$3,122,693,434	9/$2,560,081,321	40/$5,424,213,309 9/$1,663,069,618	None
	Edward F Keon, Jr.	26/$57,611,736,825	4/$786,535,268	19/$1,423,368,778	None
	Jacob Pozharny, PhD	7/$1,674,912,053	10/$1,562,687,277	27/$6,865,944,397 16/$2,936,219,519	None
	Edward L. Campbell, CFA	26/$57,611,736,825	4/$786,535,268	19/$1,423,368,778	None

    90

AST Prudential Growth Allocation
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
	Joel Kallman, CFA	26/$57,611,736,825	4/$786,535,268	19/$1,423,368,778	None

AST QMA Emerging Markets Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates, LLC	Jacob Pozharny, PhD	7/$3,092,907,877	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
	John Van Belle, PhD	7/$3,092,907,877	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
	Wen Jin, PhD	7/$3,092,907,877	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
	Vlad Shutoy	7/$3,092,907,877	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None

AST QMA Large-Cap Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates LLC	Devang Gambhirwala	13/$14,025,046,457	9/$2,560,081,321	42/$5,654,896,314 9/$1,663,069,618	None
	Stacie L. Mintz	12/$13,540,127,125	9/$2,560,081,321	40/$5,424,213,309 9/$1,663,069,618	None
	Daniel Carlucci, CFA	16/$20,404,380,863	27/$15,530,066,706	42/$9,883,692,988 9/$1,663,069,618	None

AST QMA US Equity Alpha Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates LLC	Stacie Mintz	12/$13,969,116,265	9/$2,560,081,321	40/$5,424,213,309 9/$1,663,069,618	None
	Devang Gambhirwala	13/$14,454,035,596	9/$2,560,081,321	42/$5,654,896,314 9/$1,663,069,618	None

AST Quantitative Modeling Portfolio
Adviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Prudential Investments LLC	Brian Ahrens	11/$45,318,962,254	None	None	None
	Andrei O. Marinich, CFA	11/$45,318,962,254	None	None	None
Quantitative Management Associates LLC	Marcus Perl	27/$68,514,089,848	4/$786,535,268	21/$1,654,051,783	None
	Edward Keon	26/$68,029,170,517	4/$786,535,268	19/$1,423,368,778	None
	Edward L. Campbell, CFA	27/$68,543,109,108	4/$786,535,268	22/$1,681,400,197 1/$27,348,414	None
	Ted Lockwood	26/$68,029,170,517	4/$786,535,268	19/$1,423,368,778	None
	Rory Cummings	26/$68,029,170,517	4/$786,535,268	19/$1,423,368,778	None

AST RCM World Trends Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Allianz Global Investors U.S. LLC	Dr. Herold Rohweder	None	6/$96 million	3/$287 million	None
	Dr. Matthias Mueller	None	38/$10,799 million	93/$15,741 milllion	None
	Giorgio Carlino	5/$490 million	6/$96 million	3/$287 million	None
	Dr. Michael Stamos	4/$171 million	6/$96 million	3/$287 million	None
	Claudio Marsala	12/$415 million	6/$96 million	3/$287 million	None

91

AST Schroders Global Tactical Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Schroders	Johanna Kyrklund, CFA	1/$1,087.00 million	9/$12,497.76 million	7/$1,730.00 million 5/$1,370.00 million
	Philip Chandler, CFA	1/$1,087.00 million	3/$595.00 million	None
	Angus Sippe, CFA	None	3/$595.00 million	None
	Richard Coghlan	None	3/$595.00 million	None
AST Small-Cap Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
UBS Asset Management (Americas) Inc.	David Wabnik	1/$177,000,000	2/$189,000,000	5/$247,000,000 2/$247,000,000	None
	Samuel Kim	1/$177,000,000	2/$189,000,000	5/$247,000,000 2/$247,000,000	None
Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	4/$1,904,961,125	None	40/$1,911,268,161	None
	Stacey L. Sears	3/$1,530,049,884	None	40/$1,911,268,161	None
	Joseph W. Garner	4/$1,543,683,137	None	53/$2,085,656,736	None

AST Small-Cap Growth Opportunities Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
RS Investment Management Co. LLC	Stephen J. Bishop	11/$5,237,176,785	None	8/$447,093,558 2/$94,761,274	None
	Melissa Chadwick-Dunn	10/$5,008,133,028	None	8/$447,093,558 2/$94,761,274	None
	D. Scott Tracy, CFA	10/$5,008,133,028	None	8/$447,093,558 2/$94,761,274	None
	Christopher W. Clark, CFA	10/$5,008,133,028	None	8/$447,093,558 2/$94,761,274	None
Wellington Management Company LLP	Mammen Chally, CFA	13/$7,857,818,239	4/$142,962,197	4/$513,172,447	None

AST Small-Cap Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
J.P. Morgan Investment Management, Inc.	Dennis Ruhl	25/$14,269,146 1/$1,149,043	13/$2,619,739 1/$135,829	15/$1,206,029	None
	Phillip D. Hart	15/$6,865,837	5/$763,268	7/$784,088	None
LMCG Investments, LLC	R. Todd Vingers, CFA	5/$695,700,000	21/$438,300,000	71/$1,021,400,000 1/$17,900,000*	None

AST T. Rowe Price Asset Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Charles Shriver	13/$25,452,133,157	14/$2,742,847,121	None	None
	Toby M. Thompson	3/$4,538,091,380	13/$2,680,827,076	None	None
AST T. Rowe Price Growth Opportunities Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc./ T. Rowe Price International, Ltd.	Charles Shriver	13/$38,716,290,610	14/$2,742,847,121	None	None
	Toby Thompson	3/$17,802,248,832	13/$2,680,827,076	None	None

    92

AST T. Rowe Price Large-Cap Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Robert W. Sharps	6/$17,161,456,554	7/$2,139,204,381	56/$14,287,236,106	None
	Taymour Tamaddon	N/A	N/A	N/A	N/A
*Note: Robert Sharps is expected to transition off of the Portfolio on or about December 31, 2016. Taymour Tamaddon is expected to begin managing the Portfolio on or about June 30, 2016. Additional information pertaining to Taymour Tamaddon will be provided prior to this transition.
AST T. Rowe Price Natural Resources Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Shawn Driscoll	1/$2,739,532,346	1/$250,330,120	3/$137,056,943	None

AST Templeton Global Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Franklin Advisers, Inc.	Michael Hasenstab, PhD	17/$73,902.00 million	43/$76,026.10 million 2/$432.5 million	17/$6,703.20 million 1/$447.6 million	None
	Christine Zhu	7/$4,305.90 million	14/$5,103.50 million 2/$432.5 million	11/$2,731.70 million 1/$447.6 million	None

AST Wedge Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
WEDGE Capital Management, LLP	Brian J. Pratt, CFA	4/$792 million	1/$129 million	215/$6,039 million
	Caldwell Calame, CFA	4/$792 million	1/$129 million	215/$6,039 million
	John Norman	4/$792 million	1/$129 million	215/$6,039 million

AST Wellington Management Hedged Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company LLP	Kent M. Stahl, CFA	11/$23,439,871,444	4/$326,400,416	2/$225,764,374	None
	Gregg R. Thomas, CFA	11/$23,439,871,444	4/$333,403,758 1/$7,223,901	1/$225,767,330	None

AST Western Asset Core Plus Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company/Western Asset Management Company Limited	S. Kenneth Leech	106/$173,340,022,281	276/$84,844,124,650 8/$1,537,449,492	622/$171,718,038,196 57/$17,552,174,024	None
	Mark S. Lindbloom	17/$31,989,908,404	20/$10,268,428,342	133/$35,856,573,922 23/$7,749,668,314	None
	Chia-Liang Lian	26/$31,555,773,596	41/$13,712,701,261 1/$113,945,343	150/$30,797,780,378 8/$5,109,845,376	None
	Carl L. Eichstaedt	15/$29,050,101,843	23/$9,857,694,587	150/$38,982,314,664 23/$7,520,353,278	None
	Michael C. Buchanan	2/$770,280,339	6/$1,978,971,760	47/$10,005,672,185	None
	Julien A. Scholnick	43/$36,097,010,112	78/$34,650,894,195 4/$1,136,304,589	191/$50,663,684,617 21/$7,507,451,053	None

AST Western Asset Emerging Markets Debt Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company—Western Asset Management Company Ltd.	S. Kenneth Leech	106/$173,340,022,281	276/$84,844,124,650 8/$1,537,449,492	622/$171,718,038,196 57/$17,552,174,024	None
	Chia-Liang Lian	26/$31,555,773,596	41/$13,712,701,261 1/$113,945,343	150/$30,797,780,378 8/$5,109,845,376	None

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AST Western Asset Emerging Markets Debt Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Gordon S. Brown	7/$1,842,503,102	16/$4,025,521,860 1/$113,945,343	75/$24,299,475,347 8 /$5,109,845,376	None
	Kevin Ritter	5/$1,315,810,751	9/$1,002,767,848	35/$3,447,891,000 1/$395,941,656	None
Notes to Other Account Tables:
Blackrock
*One account with total assets of $90.5 Million is subject to an advisory fee that is also based on the performance of the account.
**Two accounts with total assets of $1.1 Billion are subject to an advisory fee that is also based on the performance of the accounts.
Eaton Vance
(1) For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual accounts within each wrap account program.
First Quadrant
(1) Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios. When calculating number of accounts managed for registered investment companies, First Quadrant counts sub-strategies managed for any one registered investment company separately. Therefore there may be two accounts managed and enumerated for one registered investment company.
CoreCommodity
* The information presented above (current as of December 31, 2015) is designed to provide additional information about CoreCommodity, the portfolio manager of CoreCommodity responsible for the Portfolio's investments, and the means by which such person is compensated for his services. Assets are measured at notional value for managed accounts, and net asset value for pooled vehicles. Investors in private investment funds have the option of choosing a performance fee.
Herndon
* Includes UMA accounts where all most recent month end assets are not available.
Jennison
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
** Excludes performance fee accounts.
LMCG
* Accounts subject to a performance-based advisory fee
Lord Abbett
*Does not include “Other Accounts” representing $409.3 million, for which Lord Abbett provides investment models to managed account sponsors.
MFS
* With respect to the accounts identified in the table above, Mr. Mannheim manages 11 other accounts with assets totaling $3.6 billion and Mr. Morley manages 11 other accounts with assets totaling $3.6 billion, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager`s compensation is not determined by reference to the level of performance fees received by MFS.
Neuberger Berman
(1) Registered Investment Companies include all mutual funds managed by the portfolio manager.
(2) Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP)
*”Other Accounts” includes without limitation managed accounts, which are counted as one account per strategy per managed account platform.
**A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
QMA:
“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
WEDGE
* WEDGE utilizes a team-based approach in which the portfolio managers are jointly and primarily responsible for the day-to-day management of investment accounts.
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
Affinity Investment Advisors, LLC
COMPENSATION. The portfolio managers are paid a base salary and a discretionary bonus. Portfolio managers are eligible for equity ownership, which is determined solely by the discretion of Affinity’s directors, and is intended to reward the efforts of employees through a tie-in to the long term success of the firm.

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CONFLICTS OF INTEREST. In addition to sub-advising the Fund, the Sub-Adviser manages assets for other separately managed accounts and another 40 Act Fund. Many of the Sub-Adviser’s clients participate in investment programs that have investment objectives, policies and strategies that are substantially similar to the Fund. Other clients of the Sub-Adviser may have differing investment programs, objectives, policies and strategies. In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or the Sub-Adviser could receive performance-based fees on certain accounts. The procedures to address conflicts of interest, if any, are described below.
The Sub-Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, a portfolio manager may recommend or cause a client to invest in a security or other instrument in which another client of the Sub-Adviser has an ownership position. The Sub-Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the portfolio manager seeks to purchase or sell the same security or other instrument for multiple client accounts, the Sub-Adviser may aggregate, or bunch, these orders where the portfolio manager deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities or other instruments purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.
AlphaSimplex Group, LLC
COMPENSATION. All AlphaSimplex investment professionals, including portfolio managers, may receive compensation in three ways: salary, year-end bonuses, and supplemental bonuses. The bonus amounts are decided by the AlphaSimplex Compensation Committee. As a retention tool, AlphaSimplex has implemented a three-year deferral of a significant portion of bonus amounts for senior professionals.
CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by a portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. AlphaSimplex's goal is to meet its fiduciary obligation with respect to all clients and AlphaSimplex has adopted policies and procedures to mitigate the effects of the conflicts described above.
AQR Capital Management, LLC and CNH Partners, LLC
COMPENSATION.
Compensation for Portfolio Managers that are Principals of AQR or CNH: The compensation for each of the portfolio managers that are a Principal of AQR or CNH, as applicable, is in the form of distributions based on the net income generated by AQR or CNH, as applicable, and each Principal’s relative ownership in AQR or CNH, as applicable. Net income distributions are a function of assets under management and performance of the funds and accounts managed by the AQR or CNH, as applicable. A Principal’s relative ownership in AQR or CNH, as applicable, is based on cumulative research, leadership and other contributions to AQR or CNH, as applicable. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in a 401(k) retirement plan which is offered to all employees of AQR or CNH, as applicable.
CONFLICTS OF INTEREST. Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Portfolio or Portfolios which the portfolio manager manages, including other accounts of AQR, CNH or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Portfolios can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios.

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Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both a Portfolio and other accounts, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. The portfolio managers will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR or CNH, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR or CNH manage numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.
Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR, CNH or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR and CNH have adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Portfolio will not participate in a transaction that is allocated among other accounts or a Portfolio may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of AQR or CNH, as applicable, that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR or CNH may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Portfolios.
AQR, CNH and the Portfolios’ portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR or CNH than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR or CNH to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR or CNH for performance in accounts which are subject to such fees, AQR or CNH may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
AQR and CNH have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Portfolios and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.
BLACKROCK, INC. AND ITS SUBSIDIARIES
COMPENSATION OF PORTFOLIO MANAGERS. The discussion below describes the portfolio managers’ compensation as of December 31, 2014.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with

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respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Christofel, Fredericks and Shingler is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Fredericks and Shingler have unvested long-term incentive awards.
Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
PORTFOLIO MANAGER POTENTIAL MATERIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund

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and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Boston Advisors, LLC
COMPENSATION. Portfolio Managers listed above who are directly responsible for service to the Fund receive a base salary and bonus. Additionally, each member named above has an equity ownership interest in Boston Advisors. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given and are dependent upon individual contribution to firm profitability and overall firm-wide profitability. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of Boston Advisors, his compensation is based on the profitability of the firm. Mr. Vogelzang’s compensation is not directly linked to the performance of the Fund or other Accounts.
CONFLICTS OF INTEREST. Boston Advisors manages multiple separately managed accounts for institutional and individual clients (“Accounts”) in addition to mutual funds, each of which may have distinct investment objectives, some similar to the Fund and others different. Managing multiple accounts will typically present a conflict of interest. For example, at times Boston Advisors may determine that an investment opportunity may be appropriate for only some Accounts or may decide that certain of the Accounts should take differing positions with respect to a particular security. In these cases, Boston Advisors may place separate transactions for one or more separate Accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one Account over another, including the Fund. Also, Boston Advisors may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. Additionally, Boston Advisors may, from time to time, recommend an Account purchase shares of the Fund or Boston Advisors or its affiliates may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. Boston Advisors utilizes soft dollars whereby it may purchase research and services using commission dollars generated by the Fund. Often, the research and services purchased using the Fund’s commissions benefit other Accounts of Boston Advisors. Soft dollars may create an actual or perceived conflict of interest whereas Boston Advisors may have an incentive to initiate more transactions to generate soft dollar credits or may select only those brokers willing to offer soft dollar credits when placing transactions for the Fund.
To mitigate these inherent conflicts of interest, Boston Advisors has adopted policies designed to address the potential conflicts of interest. Specifically, Boston Advisors has adopted trade aggregation and rotation policies designed for fair and equitable treatment across all client accounts. Additionally, the Compliance department conducts surveillance to detect incidents of preferential treatment that may occur for more favored clients. Also, Boston Advisors has appointed a soft dollar committee to oversee all aspects of Boston Advisors’ soft dollar practices and a best execution committee who routinely reviews the execution quality of large institutional accounts to ensure consistency in quality and cost.
Further, all institutional client accounts, including the Fund, receive the same access to personnel, services, research and advice. Our institutional investment process is designed to benefit all client accounts. All institutional accounts are managed by a member(s) of the institutional team, each of which rely on the same institutional investment process. The institutional investment process uses research which is shared firm-wide for all products and accounts. Finally, because trades placed for the Fund will be block traded with the other institutional Large Cap Growth accounts they are averaged price so that no account receives preferential treatment.
To avoid conflicts associated with accounts that have performance based fees, Boston Advisors does not manage accounts which have performance based fees.
Brown Advisory, LLC.
COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown

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Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.
CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.
ClearBridge Investments, LLC
COMPENSATION. ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:
■	Cash Incentive Award.
■	ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.
■	For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.
■	ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
■	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
■	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
■	Overall firm profitability and performance;
■	Amount and nature of assets managed by the portfolio manager;
■	Contributions for asset retention, gathering and client satisfaction;

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■	Contribution to mentoring, coaching and/or supervising;
■	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and
■	Market compensation survey research by independent third parties.
POTENTIAL CONFLICTS OF INTEREST.
Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.
The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
CoreCommodity Management, LLC
COMPENSATION STRUCTURE
The portfolio manager’s compensation consists of the following:
Base Salary - The portfolio manager receives a fixed base salary. Base salaries are determined by considering experience and expertise and may be reviewed for adjustment annually.

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Bonus – The portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. The portfolio manager also serves as a Co-President of CoreCommodity, and his compensation depends in large part on the profitability of CoreCommodity as a whole rather than being triggered by the performance of any one program or client account.
Other Compensation – The portfolio manager may also participate in benefit plans and programs available generally to all employees. He also receives, indirectly, compensation from an affiliate, CoreCommodity Indexes, LLC, which acts as an index sponsor to certain indexes.
CONFLICTS OF INTEREST
Compensation. CoreCommodity could receive substantial compensation in the form of management fees even in the event the Fund/Portfolio loses value.
Advisory Time. CoreCommodity and its key personnel, including the portfolio manager, devote as much of their time to the business of the Fund/Portfolio and client accounts as in their judgment is reasonably required. However, they also provide investment advisory services for other clients (including managed accounts as well as other pooled accounts) and engage in other business ventures in which a Fund/Portfolio has no interest. As a result of these separate business activities CoreCommodity may have conflicts of interest in allocating management time, services, and functions among a Fund/Portfolio and other business ventures or clients.
By way of example, the same investment professionals for the Fund/Portfolio may perform services for other accounts. In addition, the same investment professional may implement one or more strategies or versions of a strategy for managed accounts or via collective investment vehicles such as hedge funds or commodity pools managed in parallel with a Fund/Portfolio. Further, the same investment professionals may implement other strategies related to or different from the Fund/Portfolio, including but not limited to discretionary trading strategies with an investment objective of seeking absolute returns and/or an objective of seeking significant outperformance compared to an index.
In addition, Mr. De Chiara also performs other services for CoreCommodity. For example, he acts as Co-President of CoreCommodity.
Other Clients; Allocation of Investment Opportunities. CoreCommodity is responsible for the investment decisions made on behalf of a Fund/Portfolio. As described above, there are no restrictions on the ability of CoreCommodity to exercise discretion over any number of accounts of other clients following the same or different investment objectives, philosophies and strategies as those used for a Fund/Portfolio. As a general matter, it would not be expected that accounts or collective investment vehicles with different portfolio managers would share information relating to potential transactions. Therefore, one collective investment vehicle or account may trade prior to and at a better price than another Fund/Portfolio or account trading in the same instrument.
These situations may involve conflicts between the interest of CoreCommodity or its related persons, on the one hand, and the interests of CoreCommodity’s clients (including a Fund/Portfolio), on the other.
A Fund/Portfolio may experience returns that differ from other accounts in the same strategy due to, among other factors: (a) regulatory constraints on the ability of a Fund/Portfolio to have exposure to certain contracts; (b) a Fund/Portfolio 's selection of clearing broker, which affects access to markets and exchanges (and, accordingly, instruments); (c) the effect of intra-month adjustments to the trading level of a Fund/Portfolio; (d) the manner in which a Fund/Portfolio 's cash reserves are invested; (e) the size of a Fund/Portfolio's account; (f) a Fund/Portfolio's functional currency, and (g) the effective date of the investment. Additionally, certain markets may not be liquid enough to be traded for a Fund/Portfolio.
Side-by-Side Management.
As described above, the portfolio manager may also act as investment professional for certain other CoreCommodity accounts (including collective investment vehicles and managed accounts described below) (“Other Accounts”). Other Accounts may have negotiated terms different from the terms applicable to a Fund/Portfolio. While these Other Accounts may trade the same and/or similar instruments as traded by a Fund/Portfolio, they may be distinguished from one another by their investment objectives, investment methodology or other investment or trading parameters. Accordingly, the portfolio manager, on behalf of CoreCommodity, may cause purchases or sales to be effected for one or more Other Accounts while not causing such purchases or sales to be effected for a Fund/Portfolio, or alternatively may cause purchases or sales to be effected for a Fund/Portfolio while not causing such purchases or sales to be effected for one or more Other Accounts. He also may determine to use substantially different degrees of leverage in Other Accounts when effecting a transaction, when maintaining a position, or in conducting the Other Account's activities generally. Discretion as to which collective investment vehicles or accounts will receive allocations of particular positions may occur whether investment opportunities are limited or

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unlimited, and opportunities to participate in transactions may not necessarily be allocated among a Fund/Portfolio and Other Accounts in any particular proportion. For example but without limitation, client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) a Fund/Portfolio and Other Accounts.
CoreCommodity trades on behalf of many client accounts. We receive performance-based incentive fees from some accounts. Some accounts, such as the registered investment companies, are not subject to any form of performance-based fee. As a result, we have a possible conflict of interest, because we can potentially receive proportionately greater compensation from those accounts that pay us incentive fees than from those accounts that pay us management fees only. We have an incentive to:
■	direct the best investment ideas or give favorable allocation to those accounts that pay performance-based fees;
■	use trades by an account that does not pay performance-based fees to benefit those accounts that do pay performance-based fees, such as where a private fund sells short before a sale by an account that does not pay incentive fees, or a private fund sells a security only after an account that does not pay incentive fees has made a large purchase of the security; and
■	benefit those accounts paying a performance-based fee over those clients that do not pay performance-based fees and which have a different and potentially conflicting investment strategy.
We owe a fiduciary duty to our clients not to favor one account over another, without regard to the types and amounts of fees paid by those accounts. In light of the possible conflicts of interest described above, we have allocation policies and procedures in place to ensure that accounts are treated fairly. Where we determine to trade for more than one account in the same instruments, we generally aggregate the trades and cause the accounts to trade pari passu with each other. However, while accounts may trade the same and/or similar instruments, some may be distinguished from one another by their investment objectives, investment methodology, degrees of leverage, relative size, available capital, tax considerations, fee terms or other investment or trading parameters. Accordingly, our investment professionals may cause purchases or sales to be effected for one or more accounts while not causing such purchases or sales to be effected for other accounts. We may determine also to use substantially different degrees of leverage in certain accounts when effecting a transaction, when maintaining a position, or in conducting an account’s activities generally. Discretion as to which accounts will receive allocations of particular positions may occur whether investment opportunities are limited or unlimited, and opportunities to participate in transactions may not necessarily be allocated among the accounts in any particular proportion. For example, but without limitation, client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) other accounts.
The following are CoreCommodity's current specific allocation approaches. If multiple accounts qualify for participation in the purchase of a specific security or investment opportunity by a particular portfolio group, CoreCommodity will, in general, allocate the instruments among the accounts for which the instrument or investment opportunity is appropriate, on a fair and equitable basis. Common trades on the same day among securities accounts managed by the same portfolio management group generally are allocated on the basis of the relative assets committed to the strategy at the average price per share among such accounts. Common trades (defined as same contract, same month or, separately, same spread, same month(s)) on the same day among commodity futures accounts managed by the same portfolio management group generally are aggregated and randomly allocated across such strategies by fill upon execution. We may change these particular approaches from time to time to account for different markets, different investment instruments or other circumstances.
Personal Account Trading Policy. The policies of CoreCommodity require that CoreCommodity’s employees do not trade securities or commodities for their own account, except for (i) government and municipal securities, open-ended mutual funds and registered commodity pools not managed by us, or (ii) otherwise with pre-approval from CoreCommodity’s compliance personnel. Without limiting the foregoing, CoreCommodity may under certain circumstances permit an employee to maintain a position in an investment even if a Fund/Portfolio trades the instrument. The records of such trading, whether under the current or a new policy, will not be made available to a Fund/Portfolio for inspection.
Interested Transactions
The proprietary activities or portfolio strategies of CoreCommodity and its employees, or the activities or strategies used for accounts managed by CoreCommodity for other customer accounts could conflict with the transactions and strategies employed on behalf of a Fund/Portfolio and affect the prices and availability of the instruments in which a Fund/Portfolio invests.
A Fund/Portfolio may invest in futures that are components of CoreCommodity’s proprietary indices, and certain Indices used or referenced in a Fund/Portfolio may be the same as or similar to proprietary indices used by CoreCommodity. The methodologies used by CoreCommodity in making investment decisions for a Fund/Portfolio may rely on, be the same as or be related to the methodologies used by CoreCommodity to design, modify and operate its proprietary indices or trading strategies. CoreCommodity may change or

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discontinue operation of its proprietary indices or trading strategies at any time. CoreCommodity may receive index fees with respect to CoreCommodity sponsored indexes. Notwithstanding the foregoing, all employees of CoreCommodity when trading for their own accounts will do so in accordance with the Personal Account Trading Policy set forth above.
Position Limits. CoreCommodity may be required to aggregate, for position limit purposes, the futures positions held in the Fund/Portfolio with positions held in other accounts such as in Other Accounts. This aggregation of positions could require CoreCommodity to liquidate or modify positions for some or all of its accounts, and such liquidation or modification may adversely affect certain or all client accounts (including a Fund/Portfolio). CoreCommodity may have an incentive to favor certain other accounts over others when liquidating positions or adjusting trading strategies in the context of such limits.
General. CoreCommodity may, without prior notice to a Fund/Portfolio, arrange, recommend, and/or effect transactions in which, or provide services in circumstances where, CoreCommodity has, directly or indirectly, a material interest or relationship with another party that may present a potential conflict with CoreCommodity’s duty to a Fund/Portfolio. Certain of those transactions and services are described herein.
Cohen & Steers Capital Management, Inc. (Cohen & Steers).
COMPENSATION. Cohen & Steers's compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of Cohen & Steers's parent, Cohen & Steers, Inc. (CNS). Cohen & Steers's investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of their employees. Compensation of Cohen & Steers's investment professionals is reviewed primarily on an annual basis.
Method to Determine Compensation. Cohen & Steers compensates their portfolio managers based primarily on the scale and complexity of their portfolio management responsibilities and the total return performance of funds and accounts managed by a portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with the portfolio manager's seniority and position with the firm.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. While the annual salaries of Cohen & Steers's portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.
CONFLICTS OF INTEREST. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.
Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers, as applicable, and its affiliated companies (the CNS Accounts). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not

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be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.
Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
C.S. McKee, LP
COMPENSATION.  All employees at C.S. McKee are compensated in accordance with an annual compensation package comprising elements predicated upon both individual and corporate achievements.
Compensation for portfolio managers takes several forms:
■	A salary that is competitive based upon responsibility and geographic (Southwest Pennsylvania) area.
■	Incentive compensation that is based upon several elements, including 1 and 3 year net-of-fee outperformance hurdles relative to the appropriate benchmark index and achieving top quartile universe ranking. Incentives are not attained until performance exceeds the benchmarks by an amount approximating fees.
■	Ownership that takes the form of directly held limited partnership interests in the firm.
CONFLICT OF INTEREST.  Every access person shall notify the compliance officer of the C.S. McKee of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any Portfolio or Fund.  C.S. McKee’s compliance officer shall notify the compliance officer of a Fund of any personal conflict of interest relationship which may involve the Fund.  Such notification shall occur in the pre-clearance process.
EARNEST Partners LLC
COMPENSATION. All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.
CONFLICTS OF INTEREST. EARNEST Partners may be responsible for managing one or more of the Portfolios in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Portfolio(s) and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that EARNEST Partners believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

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Emerald Mutual Fund Advisers Trust (Emerald)
COMPENSATION. Emerald has a company-wide compensation/incentive plan that includes function-specific performance reviews and corresponding incentive payments. The firm’s Compensation Committee (which is comprised of members of Emerald’s board of managers) can adjust an individual’s salary based on job performance.

Portfolio managers are evaluated quarterly based on one and three year rolling period investment performance relative to appropriate benchmark and peer group. In addition, evaluation involves profitability of product and other duties such as research, client servicing, etc. Research personnel are evaluated based on performance, adherence to the research process, idea generation, communication skills (both oral and written) and other team-oriented assignments. Administrative, operations and compliance staff receive performance incentives based on semi-annual performance reviews. In addition, Emerald maintains a “firm-wide” discretionary annual bonus plan, where Emerald’s employees are compensated by operating units including portfolio management, research, marketing, client servicing, operations and staff support. All employees share in the potential profit and growth of the company through a tax deferred retirement plan (ESOP). Upon adoption of the ESOP plan in October 2012, key employees all signed employment contracts. All other employees are subject to a six year vesting cycle.
CONFLICTS OF INTEREST. There are no material conflicts of interest regarding portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. All similar accounts trade together, and allocations are known prior to trade execution. In the event of partial fill on a trade order, the shares are pro-rated among accounts based on order size.
Epoch Investment Partners, Inc.
COMPENSATION. Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual performance bonus, which is reviewed and determined annually by Epoch's Operating Committee with input from the employee's supervisor and Epoch's Human Resources Department. The level of compensation for each employee is based on a number of factors including individual performance, firm performance and marketplace compensation analysis and information.
For senior employees, a portion of their annual performance bonus is deferred, typically with a three-year vesting schedule, and invested in Epoch-managed investment vehicles, Epoch Performance Units and TD Restricted Stock Units. In addition, Managing Directors are eligible to participate in Epoch's Long-Term Incentive Plan, which is designed to reward superior long-term business performance over a multi-year period.
Investment team members are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the firm, and corporate citizenship. The Operating Committee reviews product performance, including risk-adjusted returns over one- and three-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are also reviewed on an annual basis.
CONFLICTS OF INTEREST. In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the Accounts), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
 If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

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 With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
 Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.
 Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
FIAM LLC
POTENTIAL CONFLICTS. The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM LLC or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
PORTFOLIO MANAGER COMPENSATION.
Shiuan-Tung Peng, Ognjen Sosa, Catherine Pena, and Edward Heilbron are the portfolio managers for the AST FI Pyramis® Quantitative Portfolio and receive compensation for their services. As of December 31, 2015, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FIAM LLC or at the election of the portfolio manager.
The portfolio manager's base salary is determined by level of responsibility and tenure at FIAM LLC or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FIAM LLC) assigned to each fund or account, (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below, and (iii) the investment performance of other funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portfolio manager also receives a monthly impact score for each month

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of his tenure as manager of a fund or account. The monthly impact scores are weighted according to his tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager’s bonus is based on his overall contribution to management of FIAM LLC and its affiliates.
The portion of the portfolio managers’ bonuses that is linked to the investment performance of AST FI Pyramis® Quantitative Portfolio is based on the fund's pre-tax investment performance relative to the performance of the fund's customized benchmark index (described below), on which the fund's target asset allocation is based. The portion of the portfolio managers’ bonuses that is based on impact scores is based on how each allocates fund assets, which are represented by the components of the composite index, the components of which are 27% S&P 500 Index, 5.5% Russell 2000 Index, 32.5% MSCI EAFE Index (net tax), and 35% Barclays US Aggregate Index. The portfolio managers’ bonuses are based on the percentage of each fund actually invested in each asset class. The percentage overweight or percentage underweight in each asset class relative to the neutral mix is multiplied by the performance of the index that represents that asset class over the measurement period, resulting in a positive or negative impact score.
The portfolio managers are also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
FIRST QUADRANT
COMPENSATION. First Quadrant’s compensation consists of a base salary, cash bonus, and annual award of temporal profit shares (TPS). TPS is an intermediate-term incentive program designed to give researchers, as well as other employees, complete transparency to a share of the firm’s profits. Other incentives include a 401(k) & Profit Sharing plan, paid vacation, floating holidays and sick time and health benefits including dental, vision, life insurance and long-term care. In addition to compensation and benefit plans, individuals are encouraged to broaden their skills and increase their contributions to the firm which in turn is rewarded with salary increases as well as job growth. Accordingly, FQ provides educational assistance to any active full time employee who has been with the firm for at least six months (i.e. CFA program and Graduate program). Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to directly tie bonus payouts to individual portfolio performance. This is to ensure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers. In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.
CONFLICTS OF INTEREST. First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm’s structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part 2A; however, we would like to highlight the following: First Quadrant’s investment approach is systematic in nature. Computer models are the primary source of trading decisions and the results are monitored daily. Although the results can be overridden by the investment team under certain circumstances, the systematic nature of First Quadrant’s process means it is less likely to be exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata allocation or allocation utilizing fair trade allocation algorithms. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.
FRANKLIN ADVISERS, INC.
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

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CONFLICTS OF INTEREST.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION.  For the Funds, the investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
■	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
■	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
■	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

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FRANKLIN MUTUAL ADVISERS, LLC
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS OF INTEREST. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.
•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. (Goldman Sachs); the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The benchmarks for these Portfolios are: AST Goldman Sachs Small-Cap Value Portfolio (Russell 2000® Value Index); AST Goldman Sachs Large Cap Value (Russell 1000® Value Index); AST Goldman Sachs Multi-Asset Portfolio (50% MSCI World Index (unhedged), 50% Barclays U.S. Aggregate Bond Index); and AST Goldman Sachs Mid Cap Growth (Russell Midcap® Growth Index).
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of

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securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by a Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend a Portfolio or who engage in transactions with or for a Portfolio.
A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.
Herndon Capital Management, LLC
Compensation. The compensation for portfolio managers includes a component based on performance of the portfolios. Analyst’s compensation includes a component based on the subjective assessment of their contribution to the analytical portion of the investment process.
All non-commissioned employees participate in the bonus program that is driven by the profits of the company. Every year a bonus pool is funded by a fixed percentage of the company’s pre-tax profits. This bonus/profit sharing is distributed based on a combination of factors including tenure, role within the organization, and an evaluation by the employee’s immediate supervisor.
Randy Cain, who manages in excess of 90% of the firm’s assets, has an employment contract.
Conflicts of Interest. Herndon seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a fund and multiple separate accounts. A portfolio manager makes decisions for each account based on the investment objectives, guidelines, directions, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, a portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of the securities purchased for the accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a fund, or make investment decisions that are similar to those made for a fund, both of which have the potential to adversely affect the price paid or received by a fund or the size of the security position obtainable for a fund. Herndon has adopted policies and procedures that it believes addresses the potential conflicts of interest including the allocation of investment opportunities on a fair and equitable basis over time; although there is no assurance that such policies and procedures will adequately address such conflicts. The firm’s Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.
Hotchkis and Wiley Capital Management, LLC (HWCM).
COMPENSATION DISCLOSURE. Portfolio Managers of the Portfolio are supported by the full research team of HWCM. The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, a bonus, profit sharing and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

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Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of HWCM using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of HWCM's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
The portfolio managers own equity in HWCM. HWCM believes that the employee ownership structure of HWCM will be a significant factor in ensuring a motivated and stable employee base going forward. HWCM believes that the combination of competitive compensation levels and equity ownership provides HWCM with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in HWCM receive their pro rata share of HWCM's profits. Investment professionals may also receive contributions under HWCM's profit sharing/401(k) plan.
Finally, HWCM maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, HWCM has the right to repurchase their ownership to place back in the equity bank. This should provide for smooth succession through the gradual rotation of HWCM's ownership from one generation to the next.
HWCM believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm's lower-than-industry-norm investment personnel turnover.
DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. The Portfolio is managed by HWCM's investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.
Loomis, Sayles & Company, L.P. (Loomis Sayles)
MATERIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.”
PORTFOLIO MANAGER COMPENSATION. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job

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performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products (large cap growth, all cap growth, and global growth). Longer-term performance (3 and 5 (or 7 years for large cap growth, all cap growth, and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth, and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. The external benchmark used for the investment style utilized for the AST Advanced Strategies Portfolio and the AST Loomis Sayles Large-Cap Growth Portfolio is the Russell 1000 Growth Index.
Loomis Sayles uses either institutional peer groups as a point of comparison for equity manager performance, Morningstar universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
Fixed-Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.
Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the AST Blackrock/Loomis Sayles Bond Portfolio is the Barclays U.S. Aggregate Index.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
General
Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:
■	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

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■	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
■	participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
J.P. Morgan Investment Management, Inc. (JPMorgan)
POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received

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in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
PORTFOLIO MANAGER COMPENSATION. JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
JENNISON ASSOCIATES LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive

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compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities. The factors reviewed for the portfolio managers are listed below in order of importance.
The following primary quantitative factor is reviewed for Shaun Hong, Bobby Edemeka, Mark Baribeau, Thomas Davis, Michael Del Balso, and Mark Shattan:
■	One, three, five year and longer pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
■	Performance for the composite of accounts that includes the portion of the AST Academic Strategies Asset Allocation Portfolio and the AST Jennison Global Infrastructure Portfolio managed by Messrs. Hong and Edemeka is measured against the S&P Global Infrastructure Index. Performance for the composite of accounts that includes the portion of the AST Prudential Flexible Multi-Strategy Portfolio managed by Messrs. Hong and Edemeka is measured against the Alerian MLP Index.
■	Performance for the composite of accounts that includes the AST Jennison Large-Cap Growth Portfolio managed by Messrs. Del Balso and Shattan is measured against the Russell 1000 Growth Index.
■	Performance for the composite of accounts that includes a portion of the AST International Growth Portfolio managed by Messrs. Baribeau and Davis is measured against the MSCI All Country World Index ex US (ACWI ex US).
The following primary quantitative factor is reviewed for Brannon Cook:
■	The investment professional’s contribution to client portfolio’s pre-tax one-and three-year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
■
Performance for the composite of accounts that includes the portion of the AST Academic Strategies Asset Allocation Portfolio and the AST Jennison Global Infrastructure Portfolio managed by Mr. Cook is measured against S&P Global Infrastructure Index.
The following primary quantitative factor is reviewed for John “Jay” Saunders and Neil P. Brown:
■	The investment professional’s contribution to client portfolios’ pre-tax one, three, five year and longer term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes and the one, three, five year and longer term pre-tax investment performance of the composite of accounts managed by the portfolio manager;
■
Performance for the composite of accounts that includes the portion of the AST Prudential Flexible Multi-Strategy Portfolio managed by Messrs. Saunders and Brown is measured against a Global Natural Resources Custom Index, which is comprised of the Lipper Natural Resources Fund Index for the periods prior to January 1, 2009 and the Lipper Global Natural Resources Fund Index for periods after January 1, 2009.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

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■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.

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Lazard Asset Management LLC
COMPENSATION. Lazard Asset Management LLC (Lazard) compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.
Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts, in shares that vest in two to three years.
CONFLICTS OF INTEREST. As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.
In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.
Please see Lazard Asset Management’s Form ADV Part 2A, which is available on the SEC website, for a more detailed description of Lazard’s business relationships.
LMCG Investments, LLC.
COMPENSATION. Portfolio managers at LMCG are compensated through a combination of a competitive base salary and an incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific Fund assets. LMCG's incentive bonus compensation plans for investment teams are based on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the strategy performance ranking within the universe for a blended time period which generally includes one year, three years, five years (where applicable) and since inception performance.
CONFLICTS OF INTEREST. LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.
Longfellow Investment Management Co. LLC

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COMPENSATION. Longfellow’s professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm. Longfellow is 100% owned by 5 employees. Owners receive a portion of the firm’s profits in addition to base salary and bonus.
CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account. This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.
Lord, Abbett & Co. LLC.
COMPENSATION OF PORTFOLIO MANAGERS. When used in this section, the term “fund” refers to the Portfolio, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager's experience, reputation and competitive market rates.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager's investment results, Lord Abbett's senior management may evaluate the Portfolio's performance against one or more benchmarks from among the Portfolio's primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager's other accounts, and other indexes within one or more of the Portfolio's peer group maintained by rating agencies, as well as the Portfolio's peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager's one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.
CONFLICTS OF INTEREST. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Soft Dollars, as well as Evaluation of Proprietary Research Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.
LSV Asset Management.
PORTFOLIO MANAGER COMPENSATION. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.

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POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. In some cases, LSV has entered into individualized performance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures, including brokerage and trade allocation policies and procedures, to monitor for these potential conflicts and to ensure that investment opportunities are fairly allocated to all clients.
Massachusetts Financial Services Company.
COMPENSATION. Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:
■	Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
■	Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:
AST MFS Global Equity Portfolio
Portfolio Manager: David R. Mannheim
Benchmark(s): MSCI World Index (net div)
Portfolio Manager: Roger Morley
Benchmark(s): MSCI World Index (net div)
AST MFS Growth Portfolio
Portfolio Manager: Eric B. Fischman
Benchmark(s): Russell 1000 Growth Index
Portfolio Manager: Matthew D. Sabel
Benchmark(s): Russell 1000 Growth Index
AST MFS Large-Cap Value Portfolio
Portfolio Manager: Nevin P. Chitkara
Benchmark: Russell 1000 Value Index
Portfolio Manager: Steven R. Gorham
Benchmark: Russell 1000 Value Index
Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

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Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.
POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Neuberger Berman Investment Advisers LLC
Neuberger Berman's philosophy is one that focuses on rewarding performance and incentivizing its employees. The firm considers a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is the firm's foremost goal to create a compensation process that is fair, transparent, and competitive with the market.
Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a “bonus pool” made available to the portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.
Incentive Structure
As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to the firm's success in retaining employees.
The terms of Neuberger Berman's long-term retention incentives are as follows:
■	Employee-Owned Equity. An integral part of Neuberger Berman’s management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of the Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), the Contingent Compensation Program will allow

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eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.
Further, employees may have purchased vested equity through a Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.
In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that it continues to align the interests of employees with the interests of clients.
For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.
■	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of employees with the success of the firm and the interests of clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.
■	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.
Parametric Portfolio Associates LLC.
COMPENSATION.
Parametric Compensation Structure. Compensation of investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual equity-based compensation.
Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals are reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.
Method Parametric uses to Determine Compensation. Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). Cash bonuses are determined based on a target percentage of Parametric’s profits. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.
Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.
The firm also maintains the following arrangements:
■	Employment contracts for key investment professionals and senior leadership.
■	Employees are eligible for Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.
■	Ownership stake in Parametric Portfolio LP for key employees.
■	Profit Sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the Profit Sharing is 20% per year from the employee’s start date.

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CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the investments of the Emerging Markets Equity Portfolio on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Emerging Markets Equity Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund or Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Emerging Markets Equity Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Parametric has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Parametric's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. Parametric has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern Parametric's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Pacific Investment Management Company LLC.
PORTFOLIO MANAGER COMPENSATION. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.
Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Key Principles on Compensation Philosophy include:
■	PIMCO’s pay practices are designed to attract and retain high performers.
■	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong work ethic and meritocracy.
■	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
■	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.
The Total Compensation Plan consists of three components:
■	Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
■	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.
■	Long-term Incentive Compensation - PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

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Equity Compensation – Equity allows key professionals to participate in the long-term growth of the firm. The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:
■	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
■	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
■	Amount and nature of assets managed by the portfolio manager;
■	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
■	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
■	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
■	Contributions to asset retention, gathering and client satisfaction;
■	Contributions to mentoring, coaching and/or supervising; and
■	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

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Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
PRUDENTIAL INVESTMENTS LLC
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
■	Attract and reward highly qualified employees
■	Align with critical business goals and objectives
■	Link to the performance results relevant to the business segment and Prudential
■	Retain top performers
■	Pay for results and differentiate levels of performance
■	Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1⁄3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

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CONFLICTS OF INTEREST. PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
PGIM, INC. (“PGIM”)
COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PGIM (“Prudential Fixed Income”) is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, which may include:
■	business development initiatives, measured primarily by growth in operating income;
■	the number of investment professionals receiving a bonus; and/or
■	investment performance of portfolios: (i) relative to appropriate peer groups and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.
Conflicts of Interest. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:
■	elimination of the conflict;
■	disclosure of the conflict; or
■	management of the conflict through the adoption of appropriate policies and procedures.
Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.
■	Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
■	Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
■	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

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■	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
■	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.
■	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.
■	Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
■	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.
■	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
■	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
■	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving

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material, non-public information from its affiliates and other units within PGIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.
■	Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PGIM.
■	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or sub-advises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.
■	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Securities Holdings and Other Financial Interests
■	Securities Holdings. PGIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict. Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.
■	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or sub-advises. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
■	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts with the head of Prudential Fixed Income on a quarterly basis.
■	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.
In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to Valuation and Fees.

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When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.
Conflicts Related to Securities Lending Fees
When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).
PGIM Real Estate.
PGIM Real Estate INVESTMENT PROFESSIONAL COMPENSATION. PGIM Real Estate’s compensation philosophy is to provide a competitive total compensation package that engages, motivates and retains top talent while rewarding the achievement of outstanding business results obtained while modeling our Principles and Leadership Competencies.
PGIM Real Estate’s Portfolio Managers are compensated based on the overall performance of PGIM Real Estate, Portfolio Investment Performance relative to benchmarks and absolute and relative levels of individual performance and contribution.
There are generally three elements of total compensation: base salary, annual incentive cash bonus and long term compensation.
Base salary levels are reviewed annually to determine if adjustments are required due to individual performance, job scope change and/or a comparison to market compensation data.
Annual cash bonus awards are determined based on individual contributions to firm performance and relative placement in the market range. The annual cash bonus pool is determined by senior management based on several PGIM Real Estate financial performance measures and other factors including investment performance and organization/talent development.
Individuals at the Vice President level and above are also eligible to receive long term compensation in the form of an annual long term grant. The grant is a combination of deferred cash and Prudential Restricted Stock and cliff vests in three years. During that period, the value of the grant increases or decreases based on the performance of the accounts on which the participant works directly and the performance of all discretionary equity real estate accounts that PGIM Real Estate manages. The increase or decrease in the award for individuals who do not work directly on specific portfolios, e.g., research, transactions and client relations, is based on the performance of all the accounts under management.
Additional, select senior managers are eligible to participate in an incentive fee sharing program (carried interest) for closed-end funds.
CONFLICTS OF INTEREST. PGIM Real Estate is a division of PGIM, Inc. (PGIM), which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.
Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.
There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the Independent Trustees of the Fund.

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PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM Real Estate and PGIM as well as between affiliates and PGIM.
Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).
PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Portfolio, due to differences in investment strategy or client direction.
The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.
Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund.
PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.
Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.
PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate's ability to purchase or sell, or to chose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.
Prudential Financial and the general account of The Prudential Insurance Company of America (PICA) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM's client accounts, including the Portfolio. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger

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and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.
PGIM Real Estate follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.
QUANTITATIVE MANAGEMENT ASSOCIATES LLC (QMA)
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.
CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.
QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

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■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
■	Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
■	Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
■	Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
■	Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.
How QMA Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.
With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
Conflicts Related to QMA’s Affiliations.
Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases.

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In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to QMA’s Asset Allocation Services. QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Arising Out of Securities Holdings and Other Financial Interests. QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.
A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.
Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.
Allianz Global Investors U.S. LLC

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COMPENSATION. AllianzGI US’s compensation system is designed to support its corporate values and culture. While AllianzGI US acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of compensation at AllianzGI US are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.
The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AllianzGI US over the three year period of the award.
The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AllianzGI US funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.
Assuming an annual deferral of 33% over a three year period, a typical member of AllianzGI US’s staff will have roughly one year’s variable compensation (3x33%) as a deferred component “in the bank.” Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.
There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.
In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.
POTENTIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.
AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
■	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
■	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

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■	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between aperformance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.
Robeco Investment Management, Inc., d/b/a Boston Partners (Boston Partners)

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All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.
Typically, bonuses are based upon a combination of one or more of the following four criteria:
1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year; 2.
Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3.
Investment Team Performance: the financial results of the investment group; and
4.
Firm-wide Performance: the overall financial performance of Boston Partners.
We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.
Boston Partners recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, value-added investors, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular conflicts such as differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Boston Partners has taken each of these conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Boston Partners discloses these conflicts to clients in its Form ADV.
RS Investment Management Co. LLC (“RS Investments”)
COMPENSATION. RS Investments’ investment professionals receive cash compensation that is a combination of salary and bonus.
RS Investments’ investment professionals are organized in teams. In most cases, an individual is a member of one team, but in some cases an individual contributes to multiple teams. For the purposes of compensation, the firm has four operating investment teams: Developed Markets, Value, Growth, and Emerging Markets.
Individual salary levels are set by the team leader(s) or the team as a whole in consultation with the Chief Executive Officer, taking into account current industry norms and market data.
Bonuses are set taking into account both individual contribution and team contributions. Aggregated team-wide bonus totals are determined by the RS Investments Executive Committee. An individual investment professional’s bonus is determined by the team leader(s) or the team as a whole and the Chief Executive Officer with approval by the Executive Committee based on number of factors, including:
■	The individual’s contribution to investment performance and consistency of performance over one-, three-, and five-year periods as described above;
■	Qualitative assessment of an individual’s contributions (distinct from fund and account performance); and
■	Experience in the industry and in the specific role in which the individual operates.
The factors set forth above may be weighted in different ways for different groups based on the nature of the investment strategies run by each team.
In addition, RS Investments’ investment professionals typically benefit from the opportunity to hold ownership interests (or options to purchase ownership interests) in the firm. To the extent an individual holds an ownership interest, he or she participates in overall firm profits.
In the case of an employee of an RS Investments-affiliated company outside the U.S. who is an “associated person” of RS Investments and who serves as portfolio manager of a fund, the factors described above are applied independently by each RS Investments-affiliated company that employs such a portfolio manager. In such cases, RS Investments compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by RS Investments on the shared service of the portfolio manager.

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CONFLICTS OF INTEREST. Whenever a portfolio manager of a fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the fund and such other accounts. RS Investments and its related persons, for themselves or their clients, may take a conflicting position in a security in which RS Investments has invested client assets. For example, RS Investments and its related persons, on behalf of themselves or their clients, may sell a security that a client of RS Investments continues to hold, or may buy a security that RS Investments has sold for a client.
RS Investments is not obligated to acquire for any account any security that RS Investments and its related persons may acquire for their own accounts or for the account of any other client. In addition, RS Investments may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, RS Investments may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, RS Investments may, in its discretion, cause one account that it manages to hold a security after RS Investments has caused another similarly managed account to sell the same security; or RS Investments may, in its discretion, cause one account that it manages to buy a security before RS Investments causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by RS Investments for one client may disadvantage another client.
RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale.
Security Capital Research & Management Incorporated
Compensation. JPMorgan Investment Management Inc. (“JPMIM”) pays Security Capital a fee based on the assets under management of the AST J.P. Morgan Global Thematic Portfolio as set forth in an investment sub-advisory agreement between Security Capital and JPMIM. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the AST J.P. Morgan Global Thematic Portfolio. The following information relates to the period ended December 31, 2015.
The principal form of compensation of Security Capital's professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the AST J.P. Morgan Global Thematic Portfolio.
Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the AST J.P. Morgan Global Thematic Portfolio investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the AST J.P. Morgan Global Thematic

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Portfolio or hold, purchase or sell securities that are eligible to be held, purchased or sold by the AST J.P. Morgan Global Thematic Portfolio. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.
A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the AST J.P. Morgan Global Thematic Portfolio. Because of their positions with the AST J.P. Morgan Global Thematic Portfolio, the portfolio managers know the size, timing and possible market impact of AST J.P. Morgan Global Thematic Portfolio trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the AST J.P. Morgan Global Thematic Portfolio. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of the portfolio managers' management of the AST J.P. Morgan Global Thematic Portfolio and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the AST J.P. Morgan Global Thematic Portfolio. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the AST J.P. Morgan Global Thematic Portfolio. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the AST J.P. Morgan Global Thematic Portfolio, such securities might not be suitable for the AST J.P. Morgan Global Thematic Portfolio given its investment objectives and related restrictions.
Schroder Investment Management North America Inc. (Schroders) and Schroder Investment Management North America Limited (SIMNA Ltd.).
COMPENSATION. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The fund's portfolio managers are compensated for their services to the fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.
Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers' compensation for other accounts they manage may be based upon such accounts' performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.
CONFLICTS OF INTEREST. Whenever a portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.
Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment

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opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders' compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE INTERNATIONAL LTD – TOKYO, A DIVISION OF T. ROWE PRICE INTERNATIONAL
T. ROWE PRICE HONG KONG LIMITED (COLLECTIVELY, T. ROWE PRICE)
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors:
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.
Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

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T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
TEMPLETON GLOBAL ADVISORS LIMITED
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS OF INTEREST. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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■	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
■	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
■	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
■	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Thompson, Siegel & Walmsley LLC
PORTFOLIO MANAGER COMPENSATION:  For each portfolio manager, TS&W’s compensation structure includes the following components: base salary, annual bonus, retirement plan employer contribution and access to a voluntary income deferral plan and participation in the TS&W equity plan.
Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as employment market conditions and competitive industry standards.
Bonus.  Each portfolio manager is eligible to receive an annual discretionary bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and based on an assessment of the portfolio manager’s meeting specific job responsibilities and goals.  Investment performance versus peer groups and benchmarks are taken into consideration.
Retirement Plan Employer Contribution.  All employees are eligible to receive an annual retirement plan employer contribution under a qualified retirement plan, subject to IRS limitations. The contributions are made as a percent of eligible compensation and are at the sole discretion of TS&W.
Deferred Compensation Plan.  Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.
Equity Plan.  Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.
CONFLICTS OF INTEREST.  TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts.  TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934.  TS&W seeks to treat all clients fairly and to put clients’ interests first.
UBS Asset Management (Americas) Inc.
PORTFOLIO MANAGER COMPENSATION. UBS Asset Management's (UBS AM) compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders. In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.
Fixed component (base salary and benefits):
■	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

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■	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.
Performance award:
■	Determined annually on a discretionary basis.
■	Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.
■	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
■	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
■	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
■
AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.
■	The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.
UBS Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.
For UBS AM's Equities group, portfolio managers’ performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients. For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.
POTENTIAL CONFLICTS OF INTEREST. UBS AM's management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Portfolio. A portfolio manager and his or her team manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.
UBS Group AG (“UBS”), the parent company of UBS AM, is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Portfolio, are engaged in businesses and have interests other than that of managing the Portfolio. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Portfolio. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent clients from being disadvantaged.

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UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM, might cause UBS AM to seek to dispose of, retain or increase interests in investments held by the Portfolio or acquire certain positions on behalf of the Portfolio. UBS will be under no duty to make any such information available to the Portfolio or personnel of UBS AM making investment decisions on behalf of the Portfolio and maintains information barriers designed to prevent the misuse of such information. In general, UBS AM personnel making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.
In conformance with the Portfolio's investment objectives and subject to compliance with applicable law, UBS AM may purchase securities for the Funds during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM will be current investors in companies engaged in an offering of securities which UBS AM may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder.
UBS AM may purchase or sell, or recommend for purchase or sale, for the Portfolio or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position; (iv) for which its affiliates make a market; or (v) in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Portfolio or its other clients, or purchase for the Portfolio or its other clients, securities of issuers in which UBS has an interest.
From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Portfolio or its other accounts. For each security transaction effected by a UBS affiliate, UBS AM may compensate and such UBS affiliate may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.
Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Portfolio. UBS and one or more Client Accounts may buy or sell positions while the Portfolio is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Portfolio.
Wedge Capital Management, LLP
COMPENSATION. Incentive compensation plans have been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General Partners, including Brian J. Pratt and John Norman, are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Caldwell Calame, receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.
CONFLICTS OF INTEREST. During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.
To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

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Wellington Management Company LLP
Portfolio Manager Compensation
Wellington Management Company LLP (Wellington Management) receives a fee based on the assets under management of a Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of a Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2015.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive component. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Stahl and Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Stahl Soukas, Sullivan and Thomas are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
AST Small Cap Growth Opportunities Portfolio	Russell 2000 Growth Index
AST Wellington Management Global Bond Portfolio	Barclays Global Aggregate Bond Hedged to USD
AST Wellington Management Total Return Portfolio	Barclays US TIPS (1-10) Yr Index
Potential Conflicts
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

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An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Meyi, Soukas, Sullivan, Thomas, and Gorman also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Western Asset Management Company
Western Asset Management Company Limited
PORTFOLIO MANAGER COMPENSATION. At Western Asset and WAML (together, WAMCO), one compensation methodology covers all products and functional areas, including portfolio managers. WAMCO's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and WAMCO as a whole.
Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to WAMCO as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.
For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.
CONFLICTS OF INTEREST. WAMCO has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. WAMCO has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

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With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), WAMCO may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. WAMCO’s team approach to portfolio management and block trading approach works to limit this potential risk.
WAMCO also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of WAMCO have access to transactions and holdings information regarding client accounts and WAMCO’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, WAMCO maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of WAMCO’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through WAMCO’s compliance monitoring program.
WAMCO may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. WAMCO also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
William Blair Investment Management, LLC
COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: “to achieve success for its clients.” The Fund's portfolio managers are partners of William Blair, and their compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. Each portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and each portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by each portfolio manager, including the Fund.
CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp., One Wall Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

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BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP served as the Trust's independent registered public accounting firm for the five fiscal years ended December 31, 2015, and in that capacity will audit the annual financial statements for the Trust for the next fiscal year.
SECURITIES LENDING AGENT. PGIM serves as securities lending agent for the Trust, and in that role administers the Portfolios' securities lending program. For the fiscal year ended December 31, 2015, PGIM received a portion of the amount earned by lending securities. The amounts earned by PGIM for its services as securities lending agent for the Portfolios are set forth in the table below. Effective January 22, 2016, PGIM no longer receives any fee or other remuneration for serving as the securities lending agent for the Portfolios.
Compensation Received by PGIM for Securities Lending
Portfolio	Amount
AST Academic Strategies Portfolio	$251,487
AST Advanced Strategies Portfolio	638,206
AST AQR Emerging Markets Equity Portfolio	5,280
AST AQR Large-Cap Portfolio	30,740
AST Balanced Asset Allocation Portfolio	None
AST BlackRock Global Strategies Portfolio	213,360
AST BlackRock iShares ETF Portfolio	85,965
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	52,150
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	None
AST Bond Portfolio 2016	None
AST Bond Portfolio 2017	2,130
AST Bond Portfolio 2018	2,585
AST Bond Portfolio 2019	None
AST Bond Portfolio 2020	3,766
AST Bond Portfolio 2021	5,942
AST Bond Portfolio 2022	None
AST Bond Portfolio 2023	1,962
AST Bond Portfolio 2024	964
AST Bond Portfolio 2025	2,219
AST Bond Portfolio 2026	None
AST Bond Portfolio 2027	None
AST Boston Partners Large-Cap Value Portfolio(formerly, AST Jennison Large-Cap Value Portfolio)	6,775
AST Capital Growth Asset Allocation Portfolio	None
AST ClearBridge Dividend Growth Portfolio	104,413
AST Cohen & Steers Realty Portfolio	11,075
AST Defensive Asset Allocation Portfolio	None
AST FI Pyramis® Quantitative Portfolio	266,656
AST Global Real Estate Portfolio	6,870
AST Goldman Sachs Large-Cap Value Portfolio	53,402
AST Goldman Sachs Mid-Cap Growth Portfolio	70,001
AST Goldman Sachs Multi-Asset Portfolio	68,595
AST Goldman Sachs Small-Cap Value Portfolio	108,361
AST Herndon Large-Cap Value Portfolio	138,153
AST High Yield Portfolio	189,034
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	46,818

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Compensation Received by PGIM for Securities Lending
Portfolio	Amount
AST International Growth Portfolio	340,818
AST International Value Portfolio	86,707
AST Investment Grade Bond Portfolio	101,039
AST J.P. Morgan Global Thematic Portfolio	181,201
AST J.P. Morgan International Equity Portfolio	1,613
AST J.P. Morgan Strategic Opportunities Portfolio	122,836
AST Jennison Large-Cap Growth Portfolio	47,856
AST Loomis Sayles Large-Cap Growth Portfolio	62,201
AST Lord Abbett Core Fixed Income Portfolio	153,605
AST MFS Global Equity Portfolio	23,197
AST MFS Growth Portfolio	22,087
AST MFS Large-Cap Value Portfolio	7,143
AST Multi-Sector Fixed Income Portfolio	120,850
AST Money Market Portfolio	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	146,531
AST New Discovery Asset Allocation Portfolio	51,057
AST Parametric Emerging Markets Equity Portfolio	14,883
AST Preservation Asset Allocation Portfolio	None
AST Prudential Core Bond Portfolio	90,427
AST Prudential Growth Allocation Portfolio	297,643
AST QMA Emerging Markets Equity Portfolio	4,118
AST QMA Large-Cap Portfolio	30,775
AST QMA US Equity Alpha Portfolio	None
AST Quantitative Modeling Portfolio	None
AST RCM World Trends Portfolio	360,936
AST Schroders Global Tactical Portfolio	269,107
AST Small-Cap Growth Portfolio	285,937
AST Small-Cap Growth Opportunities Portfolio (formerly, AST Federated Aggressive Growth Portfolio)	547,968
AST Small-Cap Value Portfolio	142,331
AST T. Rowe Price Asset Allocation Portfolio	586,720
AST T. Rowe Price Growth Opportunities Portfolio	3,354
AST T. Rowe Price Large-Cap Growth Portfolio	88,745
AST T. Rowe Price Natural Resources Portfolio	47,153
AST Templeton Global Bond Portfolio	None
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	6,599
AST Wellington Management Hedged Equity Portfolio	90,394
AST Western Asset Core Plus Bond Portfolio	178,934
AST Western Asset Emerging Markets Debt Portfolio	46,940
Prudential Financial, Inc. (Prudential), the parent company of the Manager, self-reported in February 2016 to the Securities and Exchange Commission and notified other regulators that in some cases Prudential failed to maximize securities lending income for certain of the Trust’s Portfolios due to a long-standing restriction benefitting Prudential. The restriction has been removed and Prudential is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board of the Trust was informed of the restriction. The remediation plan and all aspects related to it will be undergoing evaluation by the Board and will be subject to approval.

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DISTRIBUTOR. The Trust has distribution arrangements with PAD, pursuant to which PAD serves as the distributor for the shares of each Portfolio. PAD is an affiliate of the Investment Managers.
The Trust’s distribution agreement with respect to the Trust and the Portfolios (Distribution Agreement) has been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreement will remain in effect from year to year provided that the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to the agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Services and Distribution Plan (the 12b-1Plan) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by a vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.
The Trust has adopted the 12b-1Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the 12b-1Plan, each Portfolio (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio) is authorized to pay PAD an annual shareholder services and distribution fee of 0.25% of each Portfolio’s average daily net assets.
The shareholder services and distribution fee paid by each Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolios, and related functions and services. In addition, pursuant to the 12b-1Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the covered Portfolios. These activities include, but are not limited to, the following:
■	printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the Contracts);
■	reconciling and balancing separate account investments in the Portfolios;
■	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;
■	confirming transactions;
■	providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;
■	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;
■	paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;
■	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;
■	paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;
■	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;
■	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;
■	paying expenses of training sales personnel regarding the Portfolios; and
■	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.
The 12b-1Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the 12b-1Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the 12b-1Plan. As required under Rule 12b-1, the 12b-1Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the 12b-1Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Fees payable to PAD under the 12b-1Plan are accrued daily and paid bi-weekly.
The 12b-1Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Board and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1Plan or such agreement, as applicable. In addition, the 12b-1Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The

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12b-1Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.
The amounts received by PAD from each Portfolio pursuant to the 12b-1 Plan during the most recently completed fiscal year are set out in the table below:
Amounts Received by PAD
Portfolio Name	Amount
AST Academic Strategies Portfolio	$4,708,224
AST Advanced Strategies Portfolio	14,978,139
AST AQR Emerging Markets Equity Portfolio	364,840
AST AQR Large-Cap Portfolio	5,260,398
AST Balanced Asset Allocation Portfolio	None
AST BlackRock Global Strategies Portfolio	4,038,589
AST BlackRock iShares ETF Portfolio	497,357
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	6,854,358
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	1,570,807
AST Bond Portfolio 2016	49,007
AST Bond Portfolio 2017	186,899
AST Bond Portfolio 2018	249,495
AST Bond Portfolio 2019	118,709
AST Bond Portfolio 2020	259,959
AST Bond Portfolio 2021	438,377
AST Bond Portfolio 2022	256,223
AST Bond Portfolio 2023	117,984
AST Bond Portfolio 2024	74,853
AST Bond Portfolio 2025	821,137
AST Bond Portfolio 2026	162,638
AST Bond Portfolio 2027	None
AST Boston Partners Large-Cap Value Portfolio(formerly, AST Jennison Large-Cap Value Portfolio)	1,397,305
AST Capital Growth Asset Allocation Portfolio	None
AST ClearBridge Dividend Growth Portfolio	1,525,054
AST Cohen & Steers Realty Portfolio	1,392,156
AST Defensive Asset Allocation Portfolio	None
AST FI Pyramis® Quantitative Portfolio	8,682,177
AST Global Real Estate Portfolio	1,050,888
AST Goldman Sachs Large-Cap Value Portfolio	3,236,426
AST Goldman Sachs Mid-Cap Growth Portfolio	1,553,907
AST Goldman Sachs Multi-Asset Portfolio	4,961,488
AST Goldman Sachs Small-Cap Value Portfolio	1,546,995
AST Herndon Large-Cap Value Portfolio	1,358,887
AST High Yield Portfolio	2,603,327
AST Hotchkis & Wiley Large-Cap Value Portfolio(formerly, AST Large-Cap Value Portfolio)	2,531,772
AST International Growth Portfolio	4,137,788
AST International Value Portfolio	3,768,718
AST Investment Grade Bond Portfolio	3,941,908
AST J.P. Morgan Global Thematic Portfolio	5,452,212
AST J.P. Morgan International Equity Portfolio	754,422

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Amounts Received by PAD
Portfolio Name	Amount
AST J.P. Morgan Strategic Opportunities Portfolio	4,980,941
AST Jennison Large-Cap Growth Portfolio	1,877,445
AST Loomis Sayles Large-Cap Growth Portfolio	4,495,793
AST Lord Abbett Core Fixed Income Portfolio	3,467,151
AST MFS Global Equity Portfolio	1,157,028
AST MFS Growth Portfolio	2,177,013
AST MFS Large-Cap Value Portfolio	1,064,714
AST Multi-Sector Fixed Income Portfolio	6,823,456
AST Money Market Portfolio	1,920,394
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	1,594,154
AST New Discovery Asset Allocation Portfolio	1,334,129
AST Parametric Emerging Markets Equity Portfolio	876,372
AST Preservation Asset Allocation Portfolio	None
AST Prudential Core Bond Portfolio	6,578,724
AST Prudential Growth Allocation Portfolio	14,740,903
AST QMA Emerging Markets Equity Portfolio	226,860
AST QMA Large-Cap Portfolio	5,232,062
AST QMA US Equity Alpha Portfolio	1,060,822
AST Quantitative Modeling Portfolio	None
AST RCM World Trends Portfolio	8,502,626
AST Schroders Global Tactical Portfolio	9,799,952
AST Small-Cap Growth Portfolio	1,398,002
AST Small-Cap Growth Opportunities Portfolio	1,446,002
AST Small-Cap Value Portfolio	1,786,828
AST T. Rowe Price Asset Allocation Portfolio	20,963,736
AST T. Rowe Price Growth Opportunities Portfolio	813,175
AST T. Rowe Price Large-Cap Growth Portfolio	3,495,090
AST T. Rowe Price Natural Resources Portfolio	898,155
AST Templeton Global Bond Portfolio	981,963
AST WEDGE Capital Mid-Cap Value Portfolio(formerly, AST Mid-Cap Value Portfolio)	732,922
AST Wellington Management Hedged Equity Portfolio	3,832,024
AST Western Asset Core Plus Bond Portfolio	6,370,515
AST Western Asset Emerging Markets Debt Portfolio	277,516
PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Managers, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of Portfolio shares.
The Investment Managers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Managers” includes the investment subadvisers. Orders may be directed to any broker or futures commission

151

merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Managers and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Managers and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Trust, the Investment Managers’ overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Managers seek to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Managers may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Managers’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Managers’ knowledge of the financial stability of the firms; the Investment Managers’ knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Investment Managers select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Managers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Managers maintain an internal allocation procedure to identify those firms who have provided them with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Managers believe provide a benefit to the Trust and its other clients. The Investment Managers make a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Investment Managers deem the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Managers may, but are under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Managers in the manner they consider to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions

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effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or hold may be affected by options written or held by the Investment Managers and other investment advisory clients of the Investment Managers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Trust participates in a voluntary commission recapture program available through Russell Implementation Services, Inc. (Russell). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.
The tables below set forth information concerning the payment of brokerage commissions by the Trust, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years:
Total Brokerage Commissions Paid by the Trust
Portfolio	2015	2014	2013
AST Academic Strategies Asset Allocation Portfolio	$1,664,166	$2,966,507	$3,011,662
AST Advanced Strategies Portfolio	1,642,859	1,862,385	2,326,572
AST AQR Emerging Markets Equity Portfolio	93,230	218,186	304,161
AST AQR Large-Cap Portfolio	47,827	15,417	18,976
AST Balanced Asset Allocation Portfolio	None	None	None
AST BlackRock Global Strategies Portfolio	624,252	817,943	853,213
AST BlackRock iShares ETF Portfolio	68,223	39,686	20,180
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	15,363	2,474	4,394
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	None	2,273	None
AST Bond Portfolio 2016	3,955	1,246	3,633
AST Bond Portfolio 2017	17,983	15,563	25,465
AST Bond Portfolio 2018	22,698	23,610	35,153
AST Bond Portfolio 2019	12,315	11,527	15,161
AST Bond Portfolio 2020	26,554	26,106	14,107
AST Bond Portfolio 2021	48,041	30,100	26,738
AST Bond Portfolio 2022	32,226	16,875	35,437
AST Bond Portfolio 2023	31,852	44,791	46,609
AST Bond Portfolio 2024	18,586	23,042	19,239
AST Bond Portfolio 2025	109,035	6,793	None
AST Bond Portfolio 2026	23,314	None	None
AST Bond Portfolio 2027	None	None	None
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	340,424	774,980	1,037,721
AST Capital Growth Asset Allocation Portfolio	None	None	None
AST ClearBridge Dividend Growth Portfolio	429,131	336,248	391,407
AST Cohen & Steers Realty Portfolio	641,756	528,201	773,821
AST Defensive Asset Allocation Portfolio	None	None	None
AST FI Pyramis® Quantitative Portfolio	2,079,638	10,452,829	1,359,594
AST Global Real Estate Portfolio	769,022	782,786	650,210
AST Goldman Sachs Large-Cap Value Portfolio	2,044,510	1,500,070	1,928,928
AST Goldman Sachs Mid-Cap Growth Portfolio	710,670	431,194	359,343
AST Goldman Sachs Multi-Asset Portfolio	187,441	299,695	334,587

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Total Brokerage Commissions Paid by the Trust
Portfolio	2015	2014	2013
AST Goldman Sachs Small-Cap Value Portfolio	629,969	602,258	844,321
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	760,198	536,044	1,014,371
AST Herndon Large-Cap Value Portfolio	619,322	561,224	374,909
AST High Yield Portfolio	1,464	1,564	3,156
AST International Growth Portfolio	2,925,620	3,687,464	5,856,823
AST International Value Portfolio	970,612	2,238,696	1,238,705
AST Investment Grade Bond Portfolio	450,840	141,840	470,777
AST J.P. Morgan Global Thematic Portfolio	929,041	1,077,965	1,397,944
AST J.P. Morgan International Equity Portfolio	70,413	71,461	108,722
AST J.P. Morgan Strategic Opportunities Portfolio	1,168,433	1,076,691	1,429,211
AST Jennison Large-Cap Growth Portfolio	322,085	202,242	575,812
AST Loomis Sayles Large-Cap Growth Portfolio	594,558	621,155	2,199,578
AST Lord Abbett Core Fixed Income Portfolio	1,998	None	None
AST MFS Global Equity Portfolio	93,677	109,013	148,465
AST MFS Growth Portfolio	311,260	427,771	770,659
AST MFS Large-Cap Value Portfolio	67,215	88,757	224,088
AST Multi-Sector Fixed Income Portfolio	None	None	None
AST Money Market Portfolio	None	None	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	353,656	274,110	355,823
AST New Discovery Asset Allocation Portfolio	269,852	248,670	229,266
AST Parametric Emerging Markets Equity Portfolio	344,170	350,103	1,548,532
AST Prudential Core Bond Portfolio	528,658	269,298	360,714
AST Prudential Growth Allocation Portfolio	11,331,207	10,270,293	7,632,120
AST Preservation Asset Allocation Portfolio	None	None	None
AST QMA Emerging Markets Equity Portfolio	218,603	254,685	617,497
AST QMA Large-Cap Portfolio	6,788,475	5,409,171	5,248,769
AST QMA US Equity Alpha Portfolio	3,037,958	2,375,897	1,698,241
AST Quantitative Modeling Portfolio	None	None	None
AST RCM World Trends Portfolio	981,633	836,549	877,169
AST Schroders Global Tactical Portfolio	1,671,893	1,481,729	1,459,615
AST Small-Cap Growth Portfolio	941,237	1,336,531	923,865
AST Small-Cap Growth Opportunities Portfolio	888,266	2,062,193	2,221,423
AST Small-Cap Value Portfolio	1,101,162	817,764	1,467,107
AST T. Rowe Price Asset Allocation Portfolio	2,714,343	2,019,182	1,606,694
AST T. Rowe Price Growth Opportunities Portfolio	176,474	98,185	N/A
AST T. Rowe Price Large-Cap Growth Portfolio	427,072	579,874	670,685
AST T. Rowe Price Natural Resources Portfolio	560,790	574,441	667,985
AST Templeton Global Bond Portfolio	None	None	None
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	388,573	155,673	533,345
AST Wellington Management Hedged Equity Portfolio	1,444,990	1,826,531	1,000,603
AST Western Asset Core Plus Bond Portfolio	384,559	203,829	74,305
AST Western Asset Emerging Markets Debt Portfolio	None	None	None

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Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2015
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Academic Strategies Asset Allocation Portfolio	None	None	None	None
AST Advanced Strategies Portfolio	None	None	None	None
AST AQR Emerging Markets Equity Portfolio	None	None	None	None
AST AQR Large-Cap Portfolio	None	None	None	None
AST Balanced Asset Allocation Portfolio	None	None	None	None
AST BlackRock Global Strategies Portfolio	None	None	None	None
AST BlackRock iShares ETF Portfolio	None	None	None	None
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	None	None	None	None
AST BlackRock Low Duration Bond Portfolio(formerly, AST PIMCO Limited Maturity Bond Portfolio)	None	None	None	None
AST Bond Portfolio 2016	None	None	None	None
AST Bond Portfolio 2017	None	None	None	None
AST Bond Portfolio 2018	None	None	None	None
AST Bond Portfolio 2019	None	None	None	None
AST Bond Portfolio 2020	None	None	None	None
AST Bond Portfolio 2021	None	None	None	None
AST Bond Portfolio 2022	None	None	None	None
AST Bond Portfolio 2023	None	None	None	None
AST Bond Portfolio 2024	None	None	None	None
AST Bond Portfolio 2025	None	None	None	None
AST Bond Portfolio 2026	None	None	None	None
AST Bond Portfolio 2027	None	None	None	None
AST Boston Partners Large-Cap Value Portfolio(formerly, AST Jennison Large-Cap Value Portfolio)	None	None	None	None
AST Capital Growth Asset Allocation Portfolio	None	None	None	None
AST ClearBridge Dividend Growth Portfolio	None	None	None	None
AST Cohen & Steers Realty Portfolio	None	None	None	None
AST Defensive Asset Allocation Portfolio	None	None	None	None
AST FI Pyramis® Quantitative Portfolio	None	None	None	None
AST Global Real Estate Portfolio	None	None	None	None
AST Goldman Sachs Large-Cap Value Portfolio	None	None	None	None
AST Goldman Sachs Mid-Cap Growth Portfolio	$839	Goldman Sachs & Co.	0.12%	0.22%
AST Goldman Sachs Multi-Asset Portfolio	None	None	None	None
AST Goldman Sachs Small-Cap Value Portfolio	7,835	Goldman Sachs & Co.	1.24%	0.97%
AST Herndon Large-Cap Value Portfolio	None	None	None	None
AST High Yield Portfolio	None	None	None	None
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	None	None	None	None
AST International Growth Portfolio	None	None	None	None
AST International Value Portfolio	None	None	None	None
AST Investment Grade Bond Portfolio	None	None	None	None
AST J.P. Morgan Global Thematic Portfolio	None	None	None	None
AST J.P. Morgan International Equity Portfolio	$103	J.P. Morgan Securities LLC.	0.15%	0.10%
AST J.P. Morgan Strategic Opportunities Portfolio	None	None	None	None

155

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2015
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Jennison Large-Cap Growth Portfolio	None	None	None	None
AST Loomis Sayles Large-Cap Growth Portfolio	None	None	None	None
AST Lord Abbett Core Fixed Income Portfolio	None	None	None	None
AST MFS Global Equity Portfolio	None	None	None	None
AST MFS Growth Portfolio	None	None	None	None
AST MFS Large-Cap Value Portfolio	None	None	None	None
AST Multi-Sector Fixed Income Portfolio	None	None	None	None
AST Money Market Portfolio	None	None	None	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	None	None	None	None
AST New Discovery Asset Allocation Portfolio	None	None	None	None
AST Parametric Emerging Markets Equity Portfolio	None	None	None	None
AST Prudential Core Bond Portfolio	None	None	None	None
AST Prudential Growth Allocation Portfolio	None	None	None	None
AST Preservation Asset Allocation Portfolio	None	None	None	None
AST QMA Emerging Markets Equity Portfolio	None	None	None	None
AST QMA Large-Cap Portfolio	None	None	None	None
AST QMA US Equity Alpha Portfolio	None	None	None	None
AST Quantitative Modeling Portfolio	None	None	None	None
AST RCM World Trends Portfolio	None	None	None	None
AST Schroders Global Tactical Portfolio	None	None	None	None
AST Small-Cap Growth Portfolio	None	None	None	None
AST Small-Cap Growth Opportunities Portfolio	None	None	None	None
AST Small-Cap Value Portfolio	None	None	None	None
AST T. Rowe Price Asset Allocation Portfolio	None	None	None	None
AST T. Rowe Price Growth Opportunities Portfolio	None	None	None	None
AST T. Rowe Price Large-Cap Growth Portfolio	None	None	None	None
AST T. Rowe Price Natural Resources Portfolio	None	None	None	None
AST Templeton Global Bond Portfolio	None	None	None	None
AST WEDGE Capital Mid-Cap Value Portfolio(formerly, AST Mid-Cap Value Portfolio)	None	None	None	None
AST Wellington Management Hedged Equity Portfolio	None	None	None	None
AST Western Asset Core Plus Bond Portfolio	None	None	None	None
AST Western Asset Emerging Markets Debt Portfolio	None	None	None	None

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2014
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Academic Strategies Asset Allocation Portfolio	$65	J.P. Morgan Securities LLC	0.00%	0.00%
AST Advanced Strategies Portfolio	None	None	None	None
AST AQR Emerging Markets Equity Portfolio	None	None	None	None
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio	None	None	None	None
AST BlackRock Global Strategies Portfolio	None	None	None	None
AST BlackRock iShares ETF Portfolio	None	None	None	None

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Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2014
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	None	None	None	None
AST BlackRock Low Duration Bond Portfolio(formerly, AST PIMCO Limited Maturity Bond Portfolio)	None	None	None	None
AST Bond Portfolio 2016	None	None	None	None
AST Bond Portfolio 2017	None	None	None	None
AST Bond Portfolio 2018	None	None	None	None
AST Bond Portfolio 2019	None	None	None	None
AST Bond Portfolio 2020	None	None	None	None
AST Bond Portfolio 2021	None	None	None	None
AST Bond Portfolio 2022	None	None	None	None
AST Bond Portfolio 2023	None	None	None	None
AST Bond Portfolio 2024	None	None	None	None
AST Bond Portfolio 2025	None	None	None	None
AST Bond Portfolio 2026	None	None	None	None
AST Boston Partners Large-Cap Value Portfolio(formerly, AST Jennison Large-Cap Value Portfolio)	None	None	None	None
AST Capital Growth Asset Allocation Portfolio	None	None	None	None
AST ClearBridge Dividend Growth Portfolio	None	None	None	None
AST Cohen & Steers Realty Portfolio	None	None	None	None
AST Defensive Asset Allocation Portfolio	None	None	None	None
AST FI Pyramis® Quantitative Portfolio	2,138	Fidelity Capital Management Corp.	0.02%	0.03%
	989	National Financial Services LLC	0.01%	0.01%
AST Global Real Estate Portfolio	None	None	None	None
AST Goldman Sachs Large-Cap Value Portfolio	1,561	Goldman Sachs &Co.	0.10%	0.11%
AST Goldman Sachs Mid-Cap Growth Portfolio	2,294	Goldman Sachs & Co.	0.53%	1.23%
AST Goldman Sachs Multi-Asset Portfolio	None	None	None	None
AST Goldman Sachs Small-Cap Value Portfolio	13,820	Goldman Sachs & Co.	2.29%	1.95%
AST Herndon Large-Cap Value Portfolio	None	None	None	None
AST High Yield Portfolio	None	None	None	None
AST Hotchkis & Wiley Large-Cap Value Portfolio(formerly, AST Large-Cap Value Portfolio)	None	None	None	None
AST International Growth Portfolio	None	None	None	None
AST International Value Portfolio	None	None	None	None
AST Investment Grade Bond Portfolio	None	None	None	None
AST J.P. Morgan Global Thematic Portfolio	533	J.P. Morgan Securities LLC	0.05%	0.01%
AST J.P. Morgan International Equity Portfolio	None	None	None	None
AST J.P. Morgan Strategic Opportunities Portfolio	651	J.P. Morgan Securities LLC	0.06%	0.01%
AST Jennison Large-Cap Growth Portfolio	None	None	None	None
AST Loomis Sayles Large-Cap Growth Portfolio	None	None	None	None
AST Lord Abbett Core Fixed Income Portfolio	None	None	None	None
AST MFS Global Equity Portfolio	None	None	None	None
AST MFS Growth Portfolio	None	None	None	None
AST MFS Large-Cap Value Portfolio	None	None	None	None
AST Multi-Sector Fixed Income Portfolio	None	None	None	None

157

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2014
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Money Market Portfolio	None	None	None	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	None	None	None	None
AST New Discovery Asset Allocation Portfolio	286	Guggenheim Securities LLC	0.12%	0.05%
AST Parametric Emerging Markets Equity Portfolio	None	None	None	None
AST Prudential Core Bond Portfolio	None	None	None	None
AST Prudential Growth Allocation Portfolio	None	None	None	None
AST Preservation Asset Allocation Portfolio	None	None	None	None
AST QMA Emerging Markets Equity Portfolio	None	None	None	None
AST QMA Large-Cap Portfolio	None	None	None	None
AST QMA US Equity Alpha Portfolio	None	None	None	None
AST Quantitative Modeling Portfolio	None	None	None	None
AST RCM World Trends Portfolio	None	None	None	None
AST Schroders Global Tactical Portfolio	None	None	None	None
AST Small-Cap Growth Portfolio	10,840	Raymond James & Associates Inc.	0.81%	0.71%
AST Small-Cap Growth Opportunities Portfolio	None	None	None	None
AST Small-Cap Value Portfolio	None	None	None	None
AST T. Rowe Price Asset Allocation Portfolio	None	None	None	None
AST T. Rowe Price Growth Opportunities Portfolio	None	None	None	None
AST T. Rowe Price Large-Cap Growth Portfolio	None	None	None	None
AST T. Rowe Price Natural Resources Portfolio	None	None	None	None
AST Templeton Global Bond Portfolio	None	None	None	None
AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)	None	None	None	None
AST Wellington Management Hedged Equity Portfolio	None	None	None	None
AST Western Asset Core Plus Bond Portfolio	None	None	None	None
AST Western Asset Emerging Markets Debt Portfolio	None	None	None	None

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2013
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Academic Strategies Asset Allocation Portfolio	24	J.P. Morgan Securities, Inc.	0.00%	0.00%
AST Advanced Strategies Portfolio	None	None	None	None
AST AQR Emerging Markets Equity Portfolio	None	None	None	None
AST AQR Large-Cap Portfolio	None	None	None	None
AST Balanced Asset Allocation Portfolio	None	None	None	None
AST BlackRock Global Strategies Portfolio	None	None	None	None
AST BlackRock iShares ETF Portfolio	None	None	None	None
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	None	None	None	None
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	None	None	None	None
AST Bond Portfolio 2016	None	None	None	None
AST Bond Portfolio 2017	None	None	None	None
AST Bond Portfolio 2018	None	None	None	None
AST Bond Portfolio 2019	None	None	None	None

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Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2013
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Bond Portfolio 2020	None	None	None	None
AST Bond Portfolio 2021	None	None	None	None
AST Bond Portfolio 2022	None	None	None	None
AST Bond Portfolio 2023	None	None	None	None
AST Bond Portfolio 2024	None	None	None	None
AST Bond Portfolio 2025	None	None	None	None
AST Boston Partners Large-Cap Value Portfolio(formerly, AST Jennison Large-Cap Value Portfolio)	None	None	None	None
AST Capital Growth Asset Allocation Portfolio	None	None	None	None
AST ClearBridge Dividend Growth Portfolio	None	None	None	None
AST Cohen & Steers Realty Portfolio	None	None	None	None
AST Defensive Asset Allocation Portfolio	None	None	None	None
AST FI Pyramis® Quantitative Portfolio	None	None	None	None
AST Global Real Estate Portfolio	None	None	None	None
AST Goldman Sachs Large-Cap Value Portfolio	None	None	None	None
AST Goldman Sachs Mid-Cap Growth Portfolio	402	Goldman Sachs & Co.	0.11%	0.02%
AST Goldman Sachs Multi-Asset Portfolio	None	None	None	None
AST Goldman Sachs Small-Cap Value Portfolio	1,658	Goldman Sachs & Co.	0.20%	0.09%
AST Herndon Large-Cap Value Portfolio	None	None	None	None
AST High Yield Portfolio	None	None	None	None
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)	None	None	None	None
AST International Growth Portfolio	None	None	None	None
AST International Value Portfolio	None	None	None	None
AST Investment Grade Bond Portfolio	None	None	None	None
AST J.P. Morgan Global Thematic Portfolio	5,216	J.P. Morgan Securities, Inc.	0.37%	0.09%
AST J.P. Morgan International Equity Portfolio	512	J.P. Morgan Securities, Inc.	0.47%	0.57%
AST J.P. Morgan Strategic Opportunities Portfolio	5,243	J.P. Morgan Securities, Inc.	0.37%	0.10%
AST Jennison Large-Cap Growth Portfolio	None	None	None	None
AST Loomis Sayles Large-Cap Growth Portfolio	None	None	None	None
AST Lord Abbett Core Fixed Income Portfolio	None	None	None	None
AST MFS Global Equity Portfolio	None	None	None	None
AST MFS Growth Portfolio	None	None	None	None
AST MFS Large-Cap Value Portfolio	None	None	None	None
AST Multi-Sector Fixed Income Portfolio	None	None	None	None
AST Money Market Portfolio	None	None	None	None
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	None	None	None	None
AST New Discovery Asset Allocation Portfolio	1,091	Guggenheim Securities LLC	0.48%	0.41%
AST Parametric Emerging Markets Equity Portfolio	None	None	None	None
AST Prudential Core Bond Portfolio	None	None	None	None
AST Prudential Growth Allocation Portfolio	None	None	None	None
AST Preservation Asset Allocation Portfolio	None	None	None	None
AST QMA Emerging Markets Equity Portfolio	None	None	None	None
AST QMA Large-Cap Portfolio	None	None	None	None
AST QMA US Equity Alpha Portfolio	None	None	None	None

159

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2013
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST Quantitative Modeling Portfolio	None	None	None	None
AST RCM World Trends Portfolio	None	None	None	None
AST Schroders Global Tactical Portfolio	None	None	None	None
AST Small-Cap Growth Portfolio	8,525	Raymond James & Associates, Inc.	0.92%	0.67%
AST Small-Cap Growth Opportunities Portfolio	None	None	None	None
AST Small-Cap Value Portfolio	None	None	None	None
AST T. Rowe Price Asset Allocation Portfolio	None	None	None	None
AST T. Rowe Price Growth Opportunities Portfolio	None	None	None	None
AST T. Rowe Price Large-Cap Growth Portfolio	None	None	None	None
AST T. Rowe Price Natural Resources Portfolio	None	None	None	None
AST Templeton Global Bond Portfolio	None	None	None	None
AST WEDGE Capital Mid-Cap Value Portfolio(formerly, AST Mid-Cap Value Portfolio)	None	None	None	None
AST Wellington Management Hedged Equity Portfolio	None	None	None	None
AST Western Asset Core Plus Bond Portfolio	None	None	None	None
AST Western Asset Emerging Markets Debt Portfolio	None	None	None	None
ADDITIONAL INFORMATION
FUND HISTORY. The Trust is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST J.P. Morgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The investment manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new investment manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Trust and the Investment Managers and each subadviser, respectively.
The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Money Market Portfolio was first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST BlackRock/Loomis Sayles Bond Portfolio (formerly known as the AST PIMCO Total Return Bond Portfolio) were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994.
The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio, the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small

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Company Value Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Small-Cap Growth Opportunities Portfolio (formerly known as the AST Federated Aggressive Growth Portfolio), the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Core Fixed Income Portfolio (formerly, the AST Lord Abbett Bond-Debenture Portfolio) were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.
Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.
The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio), the AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.
The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.
The AST Western Asset Core Plus Bond Portfolio, the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio were each first offered on or about November 17, 2007.
The AST Bond Portfolio 2015, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.
The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about April 28, 2008.
The AST Focus Four Plus Portfolio was first offered on or about July 21, 2008.
Effective as of July 18, 2008, the AST DeAM Small-Cap Value Portfolio was reorganized into the AST Small-Cap Value Portfolio.
The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 were each first offered on or about January 2, 2009.
Effective as of November 13, 2009, the AST Focus Four Plus Portfolio was reorganized into the AST First Trust Capital Appreciation Target Portfolio.
The AST Bond Portfolio 2017 and the AST Bond Portfolio 2021 were each first offered on or about January 14, 2010.
The AST Jennison Large-Cap Growth Portfolio and the AST Boston Partners Large-Cap Value Portfolio (formerly known as the AST Jennison Large-Cap Value Portfolio) were each first offered on or about November 16, 2009.
Effective as of March 15, 2010, the AST UBS Dynamic Alpha Portfolio was renamed as the AST J.P. Morgan Strategic Opportunities Portfolio.
Effective as of May 1, 2010, the AST DeAM Large-Cap Value Portfolio was renamed the AST Value Portfolio. Effective as of July 16, 2010, the AST Value Portfolio was renamed as the AST BlackRock Value Portfolio. Effective as of May 1, 2011, the AST Lord Abbett Bond-Debenture Portfolio was renamed the AST Lord Abbett Core Fixed Income Portfolio.
The AST Bond Portfolio 2022 was first offered on or about January 3, 2011.

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The AST BlackRock Global Strategies Portfolio and the AST Quantitative Modeling Portfolio were each first offered on or about May 2, 2011.
Effective as of April 29, 2011, the AST Aggressive Asset Allocation Portfolio was renamed the AST Wellington Management Hedged Equity Portfolio.
The AST Neuberger Berman Small-Cap Growth Portfolio was reorganized (merged) into the AST Federated Aggressive Growth Portfolio (now known as the AST Small-Cap Growth Opportunities Portfolio) on April 29, 2011.
The AST Prudential Core Bond Portfolio was first offered on or about October 17, 2011.
The AST Bond Portfolio 2023 was first offered on or about January 3, 2012.
The AST American Century Income & Growth Portfolio was reorganized (merged) into the AST New Discovery Asset Allocation Portfolio on April 30, 2012. The AST New Discovery Asset Allocation Portfolio was first offered on April 30, 2012.
Effective as of April 27, 2012, the AST CLS Growth Asset Allocation Portfolio was re-named the AST Schroders Global Tactical Portfolio.
Effective as of August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio was re-named the AST J.P. Morgan Global Thematic Portfolio.
The AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio were first offered on or about August 20, 2012.
The AST Bond Portfolio 2024 was first offered on or about January 2, 2013.
Effective as of December 17, 2012, the AST CLS Moderate Asset Allocation Portfolio was re-named AST Moderate Asset Allocation Portfolio.
The AST ClearBridge Dividend Growth Portfolio, AST AQR Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, and AST Multi-Sector Fixed Income Portfolio were each first offered on or about February 25, 2013.
Effective on or about April 29, 2013, the following Portfolios were re-named: AST T. Rowe Price Global Bond Portfolio was re-named AST Templeton Global Bond Portfolio. AST Horizon Moderate Asset Allocation Portfolio was re-named AST Goldman Sachs Multi-Asset Portfolio. AST First Trust Capital Appreciation Target Portfolio was re-named AST Prudential Growth Allocation Portfolio. AST Moderate Asset Allocation Portfolio was re-named AST RCM World Trends Portfolio.
Effective on or about April 29, 2013, the following new Portfolios of the Trust commenced operations: AST AQR Large-Cap Portfolio, AST BlackRock iShares ETF Portfolio, AST Defensive Asset Allocation Portfolio, and AST QMA Large-Cap Portfolio.
Effective on or about July 15, 2013, the following Portfolios were re-named: AST BlackRock Value Portfolio was re-named AST Herndon Large-Cap Value Portfolio. AST Marsico Capital Growth Portfolio was re-named AST Loomis Sayles Large-Cap Growth Portfolio.
Effective on or about November 4, 2013, the AST Long Duration Bond Portfolio was re-named as AST Multi-Sector Fixed Income Portfolio.
The AST Bond Portfolio 2025 was first offered on or about January 2, 2014.
The AST T. Rowe Price Growth Opportunities Portfolio was first offered on or about February 10, 2014.
Effective on or about February 10, 2014, the AST First Trust Balanced Target Portfolio was re-named as AST FI Pyramis® Quantitative Portfolio.
Effective on or about February 10, 2014, the AST Goldman Sachs Concentrated Growth Portfolio was reorganized (merged) into the AST Loomis Sayles Large-Cap Growth Portfolio.

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The following Portfolios were first offered on or about April 28, 2014: AST BlackRock Multi-Asset Income Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Equity Portfolio, AST Managed Fixed-Income Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, and AST T. Rowe Price Diversified Real Growth Portfolio.
The AST Legg Mason Diversified Growth Portfolio was first offered on or about November 24, 2014.
Effective on November 24, 2014, the AST Jennison Large-Cap Value Portfolio was re-named as AST Boston Partners Large-Cap Value Portfolio.
Effective on November 24, 2014, the AST Federated Aggressive Growth Portfolio was re-named as AST Small-Cap Growth Opportunities Portfolio.
The AST Bond Portfolio 2026 was first offered on January 2, 2015.
The AST QMA International Core Equity Portfolio was first offered on January 5, 2015.
Effective on January 5, 2015, the AST PIMCO Total Return Bond Portfolio was re-named as AST BlackRock/Loomis Sayles Bond Portfolio.
The following Portfolios were first offered on or about July 13, 2015: AST AB Global Bond Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST Goldman Sachs Global Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio.
Effective on July 13, 2015, the AST PIMCO Limited Maturity Bond Portfolio was re-named as AST BlackRock Low Duration Bond Portfolio.
Effective on or about October 19, 2015, the AST FI Pyramis® Asset Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Asset Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Allocation Portfolio was reorganized (merged) into the AST Prudential Growth Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Plus Portfolio was reorganized (merged) into the AST RCM World Trends Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Core Bond Portfolio was reorganized (merged) into the AST Lord Abbett Core Fixed-Income Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Mid-Cap Growth Portfolio was reorganized (merged) into the AST Goldman Sachs Mid-Cap Growth Portfolio.
Effective on or about October 19, 2015, the AST Schroders Multi-Asset World Strategies Portfolio was reorganized (merged) into the AST Schroders Global Tactical Portfolio.
Effective on or about October 19, 2015, the AST T. Rowe Price Equity Income Portfolio was reorganized (merged) into the AST Goldman Sachs Large-Cap Value Portfolio.
The AST Bond Portfolio 2027 was first offered on January 4, 2016.
Effective on or about April 25, 2016, the AST Mid-Cap Value Portfolio was re-named as AST WEDGE Capital Mid-Cap Value Portfolio.
Effective on or about April 25, 2016, the AST Large-Cap Value Portfolio was re-named as AST Hotchkis &Wiley Large-Cap Value Portfolio.
If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.
Effective as of May 1, 2007, the Trust changed its name from American Skandia Trust to Advanced Series Trust.

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DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Trust is divided into 90 separate Portfolios, each offering one class of shares.
The Trust's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.
No preemptive or conversion rights apply to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.
Generally, there will not be annual meetings of shareholders of any Portfolio of the Trust. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.
The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.
PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Trust as of April 1, 2016. As of April 1, 2016, the Trustees and Officers of the Trust, as a group owned less than 1% of the outstanding shares of beneficial interest of the Trust.
Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Academic Strategies Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	241,341,070.26 / 55.9905%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	166,188,308.59 / 38.5552%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	23,120,986.25 / 5.3640%
AST Advanced Strategies	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	389,181,572.74 / 72.1420%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	111,372,062.46 / 20.6449%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	38,324,197.33 / 7.1041%
AST AQR Emerging Markets Equity	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	11,232,394.49 / 72.7290%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,647,995.36 / 10.6707%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,109,078.15 / 7.1813%
AST AQR Large-Cap	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	102,354,128.30 / 48.8789%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	70,322,232.80 / 33.5821%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	26,453,398.93 / 12.6327%
AST Balanced Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	457,566,247.18 / 66.0103%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	177,734,145.50 / 25.6406%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	45,986,349.18 / 6.6342%
AST BlackRock Global Strategies	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	146,390,315.14 / 79.5741%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,188,018.54 / 7.7123%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,697,032.65 / 5.8146%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,758,336.23 / 5.3044%
AST BlackRock iShares ETF	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	23,067,368.13 / 79.8745%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,808,133.82 / 13.1863%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,003,998.88 / 6.9392%
AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	125,514,464.359 / 44.2352%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	100,220,452.404 / 35.3208%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,369,348.01 / 5.0642%
AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	36,720,031.15 / 44.6568%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,229,738.95 / 18.5215%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	10,246,609.42 / 12.4613%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	9,063,676.06 / 11.0227%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,446,615.35 / 7.8400%
AST Bond Portfolio 2016	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,111,122.64 / 99.9718%
AST Bond Portfolio 2017	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,615,890.84 / 62.2832%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,878,913.74 / 27.1026%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,126,549.84 / 10.6055%
AST Bond Portfolio 2018	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,250,587.17 / 47.5666%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,499,608.37 / 40.7633%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,253,316.21 / 11.3542%
AST Bond Portfolio 2019	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,966,892.23 / 77.5498%

167

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,286,360.77 / 20.0844%
AST Bond Portfolio 2020	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,205,396.25 / 80.1556%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,621,364.48 / 16.8710%
AST Bond Portfolio 2021	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,107,330.40 / 59.3063%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,002,003.34 / 35.2177%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	932,380.83 / 5.4709%
AST Bond Portfolio 2022	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9423830.39 / 60.4781%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,401,260.30 / 34.6630%
AST Bond Portfolio 2023	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,444,667.44 / 74.9125%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	725,951.01 / 22.2455%
AST Bond Portfolio 2024	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	765,559.87 / 66.7692%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	317,034.69 / 27.6506%

    168

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Bond Portfolio 2025	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	20,838,740.56 / 57.5311%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	13,300,195.86 / 36.7188%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,014,804.95 / 5.5624%
AST Bond Portfolio 2026	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,477,576.02 / 73.2596%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,081,869.23 / 23.5454%
AST Bond Portfolio 2027	PRUCO LIFE INSURANCE COMPANY PLAZ SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	300,000.00 / 44.0017%
	PRUCO LIFE INSURANCE COMPANY PICA SEED ACCOUNT ATTN PUBLIC INVESTMENT OPS 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	200,000.00 / 29.3344%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	169,589.92 / 24.8741%
AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	14,980,830.69 / 39.0528%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	10,240,934.78 / 26.6966%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,275,361.12 / 11.1452%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,843,854.43 / 10.0204%

169

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Capital Growth Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	478,978,480.71 / 59.1656%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	291,770,431.38 / 36.0408%
AST ClearBridge Dividend Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	44,501,314.01 / 44.3042%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	30,121,585.04 / 29.9881%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	11,230,209.75 / 11.1805%
AST Cohen & Steers Realty	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	21,391,740.51 / 31.5793%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	21,050,607.77 / 31.0757%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	15,603,376.72 / 23.0343%
	PRUDENTIAL INSURANCE CO OF AMERICA PRUDENTIAL FINANCIAL PRUBENEFIT FUNDING ATTN TESSIE BUSINELLI 80 LIVINGSTON AVENUE BUILDING, ROS 3 ROSELAND NJ 07068	3,976,409.44 / 5.8701%
AST Defensive Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	35,347,361.44 / 69.1742%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	13,241,580.26 / 25.9136%
AST FI Pyramis® Quantitative	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	259,989,481.53 / 68.3304%

    170

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	92,161,526.29 / 24.2219%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	27,828,397.73 / 7.3139%
AST Global Real Estate	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	30,533,137.39 / 74.7674%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,217,908.90 / 15.226%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	3,186,787.62 / 7.8036%
AST Goldman Sachs Large-Cap Value	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	28,291,183.52 / 35.9944%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	20,097,603.06 / 25.5698%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	13,043,899.46 / 16.5955%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,919,825.58 / 11.3485%
AST Goldman Sachs Mid-Cap Growth	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	69,720,740.12 / 40.5198%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	65,960,190.52 / 38.3343%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	14,129,874.34 / 8.2119%
AST Goldman Sachs Multi-Asset	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	145,505,658.35 / 69.3654%

171

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	50,255,653.26 / 23.9578%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	13,969,049.10 / 6.6593%
AST Goldman Sachs Small-Cap Value	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,685,952.27 / 34.1042%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	10,911,155.31 / 23.7229%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,106,247.36 / 11.1019%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,332,527.22 / 9.4197%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,889,514.17 / 8.4565%
	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWARK NJ 07102-5008	2,318,187.65 / 5.0402%
AST Herndon Large-Cap Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	11,071,168.13 / 26.3207%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,295,205.70 / 22.0985%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	7,548,720.47 / 17.9464%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7,201,742.51 / 17.1215%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,827,994.68 / 6.7233%

    172

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Hotchkis & Wiley Large-Cap Value (formerly, AST Large-Cap Value)	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	17,362,725.55 / 31.4679%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	11,705,815.17 / 21.2154%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	10,496,215.22 / 19.0232%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	7,184,552.76 / 13.0212%
AST High Yield	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	37,879,386.88 / 23.9472%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	28,623,606.63 / 18.0957%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	24,674,597.21 / 15.5992%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	23,621,315.30 / 14.9333%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	21,019,690.91 / 13.2879%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	15,088,325.79 / 9.5388%
AST International Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	47,281,396.02 / 30.4301%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	32,265,148.97 / 20.7657%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	25,184,130.57 / 16.2084%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	17,639,157.08 / 11.3525%

173

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,922,628.21 / 9.6042%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	12,096,910.68 / 7.7855%
AST International Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	37,004,116.88 / 32.5543%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	25,228,955.10 / 22.1952%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	19,824,312.09 / 17.4404%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	9,558,554.86 / 8.4091%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	7198493.95 / 6.3329%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,849,629.77 / 6.0260%
AST Investment Grade Bond	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	670,674,575.33 / 63.7989%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	322,445,412.99 / 30.6731%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	57,637,668.43 / 5.4829%
AST J.P. Morgan Global Thematic	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	156,216,044.11 / 73.0423%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	44,998,310.98 / 21.0400%

    174

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	12,647,792.05 / 5.9138%
AST J.P. Morgan International Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,722,099.96 / 48.3357%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	6,998,246.96 / 43.8049%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	884,395.09 / 5.5358%
AST J.P. Morgan Strategic Opportunities	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	89,703,241.593 / 58.1794%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	53,723,622.33 / 34.8439%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,009,495.25 / 6.4919%
AST Jennison Large-Cap Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	12,696,791.80 / 33.1658%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,866,115.79 / 23.1596%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,543,437.50 / 19.7045%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,349,086.87 / 8.7483%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	2,857,523.36 / 7.4643%

175

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Loomis Sayles Large-Cap Growth	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	26,008,051.89 / 39.4239%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	13,267,950.08 / 20.1120%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,966,707.20 / 15.1079%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	9,004,252.87 / 13.6490%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,340,168.47 / 5.0632%
AST Lord Abbett Core Fixed Income	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	52,485,870.67 / 32.1033%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	28,871,623.51 / 17.6595%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	25847,729.21 / 15.8099%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	25,159,059.97 / 15.3887%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	17,906,374.11 / 10.9526%
AST MFS Global Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	21,544,069.88 / 56.2388%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	14,451,025.64 / 37.7230%
AST MFS Growth	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	21,382,163.08 / 33.0615%

    176

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	14,663,609.21 / 22.6731%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	12,209,998.89 / 18.8793%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	6,675,797.94 / 10.3222%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,424,428.91 / 8.3873%
AST MFS Large-Cap Value	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	23,323,270.53 / 40.1029%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	15,995,489.14 / 27.5033%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,017,204.91 / 10.3462%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,021,512.56 / 6.9147%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	3,218,859.16 / 5.5346%
AST Multi-Sector Fixed Income	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	441,075,000.43 / 87.0496%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	65,619,199.97 / 12.9505%
AST Money Market	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	636,118,710.39 / 58.5493%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	252,712,465.24 / 23.2600%

177

Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	86,979,481.14 / 8.0057%
AST Neuberger Berman/LSV Mid-Cap Value	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	13,007,293.83 / 43.1918%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,053,045.98 / 33.3820%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,037,130.59 / 13.4056%
AST New Discovery Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	38,483,553.85 / 68.5822%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	13,521,292.56 / 24.0965%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,952,416.39 / 7.0437%
AST Parametric Emerging Markets Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	21,653,269.37 / 42.5232%
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	11,843,305.37 / 23.2582%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	11,122,518.50 / 21.8427%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	2,645,575.23 / 5.1954%
AST Preservation Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	298,615,349.01 / 63.1683%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	138,971,300.38 / 29.3976%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	31,948,979.24 / 6.7584%
AST Prudential Core Bond	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	83,219,956.69 / 31.6771%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	74,953,352.92 / 28.5305%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	52,437,531.43 / 19.9600%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	19,507,871.99 / 7.4255%
AST Prudential Growth Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	525,060,918.55 / 66.3422%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	219,506,207.09 / 27.7349%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	44,968,010.30 / 5.6818%
AST QMA Emerging Markets Equity	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	7,359,666.75 / 72.4524%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,045,681.46 / 10.2942%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	711,229.27 / 7.0017%
AST QMA Large-Cap	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	100,187,446.69 / 48.9544%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	68,761,239.72 / 33.5987%
	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	25,895,489.57 / 12.6533%
AST QMA US Equity Alpha	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,683,268.67 / 33.4220%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	8,080,315.01 / 31.1012%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,417,244.51 / 28.5491%
AST Quantitative Modeling	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	57,908,117.63 / 83.2896%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10148,685.02 / 14.5969%
AST RCM World Trends	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	314,656,421.02 / 76.0491%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	67,779,722.20 / 16.3816%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	30,927,196.54 / 7.4748%
AST Schroders Global Tactical	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	343,170,718.51 / 71.8733%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	104,591,613.03 / 21.9056%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	28,896,265.74 / 6.0520%
AST Small-Cap Growth	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,829,391.73 / 26.1349%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,495,019.38 / 20.1525%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,939,598.16 / 17.6624%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	2,773,676.42 / 12.4352%
	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWARK NJ 07102-5008	1,904,972.04 / 8.5406%
AST Small-Cap Growth Opportunities Portfolio	PRU ANNUITY LIFE ASSURANCE CORP PALAC – ANNUITY ATTN: SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON STREET NEWARK NJ 07102	16,717,266.36 / 32.7201%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	10,136,673.73 / 19.8401%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,582,830.83 / 16.7989%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,055,465.60 / 11.8521%
	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWARK NJ 07102-5008	4,213,663.02 / 8.2472%
AST Small-Cap Value	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	12,132,025.72 / 27.7174%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	8,888,714.31 / 20.3075%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,932,646.73 / 13.5540%
	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,496,718.44 / 10.2734%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,370,310.95 / 9.9846
	AST ADVANCED STRATEGIES PORTFOLIO ATTN TED LOCKWOOD & EDWARD CAMPBELL 2 GATEWAY CTR 6TH FL NEWARK NJ 07102-5008	3,999,408.39 / 9.1372%
AST T. Rowe Price Asset Allocation	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	419,282,675.101 / 74.1196%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	102,355,439.964 / 18.0941%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	42,976,589.939 / 7.5973%
AST T. Rowe Price Growth Opportunities	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	51,767,866.21 / 92.9667%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	3,916,443.39 / 7.0333%
AST T. Rowe Price Large-Cap Growth	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	24,976,930.38 / 34.5441%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	22,648,396.63 / 31.3236%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	9,442,409.31 / 13.0592%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	6,506,773.84 / 8.9991%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST T. Rowe Price Natural Resources	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	13,098,822.36 / 55.3160%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	7,625,129.10 / 32.2007%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	1,319,199.67 / 5.5710%
AST Templeton Global Bond	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	15,989,651.79 / 48.9572%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	14,695,217.80 / 44.9939%
AST WEDGE Capital Mid-Cap Value (formerly, AST Mid-Cap Value)	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,760,835.85 / 31.5383%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	5,153,686.45 / 28.2144%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	4,320,795.04 / 23.6546%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	1,216,846.96 / 6.6618%
AST Wellington Management Hedged Equity	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	115,336,716.96 / 71.7051%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	29,802,946.66 / 18.5286%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	9,320,830.49 / 5.7948%

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Portfolio Name	Shareholder Name/Address	No. Shares / % of Portfolio
AST Western Asset Core Plus Bond	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	54,607,146.01 / 22.0599%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	49,218,946.08 / 19.8832%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	47,460,308.17 / 19.1727%
	PRUCO LIFE INSURANCE COMPANY PALAC - ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	40,641,563.25 / 16.4182%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	34,482,141.46 / 13.9299%
AST Western Asset Emerging Markets Debt	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	5,855,160.27 / 37.7380%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	4,762,861.00 / 30.6979%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO 655 BROAD STREET 17TH FLOOR NEWARK NJ 07102	3,217,467.13 / 20.7374%
FINANCIAL STATEMENTS
The financial statements of the Trust for the fiscal year ended December 31, 2015 have been incorporated into this SAI by reference to the annual report to shareholders. Such financial statements have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included in the Trust’s annual report to shareholders. KPMG LLP’s principal business address is 345 Park Avenue, New York, New York 10154.
The Trust's Annual Report, for the year ended December 31, 2015, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO, AST ADVANCED STRATEGIES PORTFOLIO, AST HIGH YIELD PORTFOLIO, AST BLACKROCK LOW DURATION BOND PORTFOLIO (FORMERLY, AST PIMCO LIMITED MATURITY BOND PORTFOLIO), AND AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (FORMERLY, AST PIMCO TOTAL RETURN BOND PORTFOLIO): With respect to futures contracts, (which are cash settled contracts and are marked to market on a daily basis), the Portfolio may segregate or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (or in other words the Portfolio's daily net liability, if any).
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO: The Portfolio will have a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 29, 2016, the median market capitalization of the Russell 1000® Value Index was approximately $6.7 billion and the largest company by capitalization was approximately $411.6 billion.
The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.
Although the Portfolio will invest primarily in publicly-traded US securities, it may invest in foreign securities, including securities quoted in foreign currencies and emerging country securities. The Portfolio may also invest in fixed income securities, such as government, corporate, and bank debt obligations.
AST COHEN & STEERS REALTY PORTFOLIO: Short sales may not at any one time exceed 25% of the Portfolio's net assets; the value of securities of any one issuer in which the Portfolio is short may not exceed the lesser of 2% of the Portfolio's net assets or 2% of the securities of any class of issuer.
AST GLOBAL REAL ESTATE PORTFOLIO: The Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the Portfolio will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt.
AST HERNDON LARGE-CAP VALUE PORTFOLIO: The Portfolio may write call and put options up to 25% of net assets and may purchase put and call options so long as no more than 5% of net assets invested in premiums on such options. The Portfolio will not engage in OTC options if the amount invested by the Portfolio in other illiquid securities exceeds 15% of net Portfolio assets. The Portfolio will not invest more than 5% of assets in inverse floaters.
For some loans, such as revolving credit facility loans (revolvers), a Loan Investor may have certain obligations pursuant to the Loan Agreement that may include the obligation to make additional loans in certain circumstances. The Portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the Borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

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AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: The Portfolio may invest up to 25% of net assets in foreign currency-denominated securities and not publicly traded in the US. The Portfolio will not invest more than 5% of assets in inverse floaters. The Portfolio will not enter into futures contracts or options on futures if the aggregate amount of the Portfolio's commitments under such contracts and options would exceed the value of the Portfolio's total assets. The Portfolio may invest in foreign forward currency contracts up to the value of the Portfolio's assets.
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO: Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets. Premiums paid for foreign currency put options will not exceed 5% of the Portfolio's net assets. The Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of moe than 5% of its gross assets at the time the option is written. The Portfolio will not write puts having an aggregate exercise price of greater than 25% of net Portfolio assets. The Portfolio will not purchase options on stocks not held in the Portfolio's portfolio, and will not write call options on stocks or stock indices if after such purchase, the aggregate premiums paid for such options would exceed 20% of net Portfolio assets.
The Portfolio may make short sales of securities or maintain a short position, provided that when a short position is open the Portfolio owns an equal amount of such securities or securities convertible or exchangeable for securities of the same issuer (without payment of additional consideration). Not more than 25% of Portfolio's net assets may be subject to short sales; the Portfolio does not intend to have more than 5% of net assets (determined at the time of the short sale) subject to short sales against-the-box. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities.
AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (FORMERLY, AST LARGE-CAP VALUE PORTFOLIO): The Portfolio may borrow for temporary or emergency purposes in amounts not exceeding 10% of total Portfolio assets. No more than 25% of total Portfolio assets can be held as collateral for short sales at any one time.
AST INTERNATIONAL GROWTH PORTFOLIO: The Portfolio may invest up to 10% of assets in zero coupon bonds, pay-in-kind and step securities.
AST INTERNATIONAL VALUE PORTFOLIO: The Portfolio will not enter into futures and options where the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may invest up to 5% of total assets in fixed income securities which are unrated or rated below investment grade at either time of purchase or as a result of a reduction in rating after purchase.
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO: Investments in REITs will not exceed 5% of total Portfolio assets. Reverse repurchase agreements may not exceed 10% of total Portfolio assets. The Portfolio will not engage in leverage, and will not purchase additional securities while borrowings from banks exceed 5% of total Portfolio assets. The Portfolio will not enter into forward contracts, futures contracts or options unless it owns an offsetting position in securities, currencies, or other options, forward contracts or futures contracts or it has cash or liquid assets with value sufficient to covert its potential obligations. The Portfolio will not write options if, after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets, and will not purchase options if at the time of the investment the aggregate premiums paid for the options exceeds 5% of total Portfolio assets.
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO: The Portfolio intends to use futures, forward agreements, options, swaps and other derivatives (collectively Derivatives) to the extent permitted by the prospectus and shall not be limited by any contrary disclosure contained in Part II. The Portfolio is not subject to the “Limitation on Currency Hedging” discussed in Part II and may engage in such hedging to the extent permitted by the 1940 Act.
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO: The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts would exceed the Portfolio's total assets. The Portfolio will not invest more than 5% in high yield/high risk (junk bonds) and mortgage and asset-backed securities. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into the transaction.
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO: The Portfolio may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. The Portfolio may invest up to 5% of its net assets in securities issued by non-US entities and denominated in currencies other than the US dollar. The Portfolio, with respect to 5% of its net assets, may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates. The Portfolio, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Portfolio holds or intends to purchase. The Portfolio may invest up to 5% of its net assets in

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convertible securities. The Portfolio may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. The Portfolio will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options, (2) may write covered put options to the extent that cover for such options does not exceed 15% of the Portfolio's net assets, and (3) may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Portfolio's net assets at the time an option is written. The Portfolio may invest up to 5% of its net assets in structured notes and collateralized loan obligations (“CLOs”) (all tranches), a type of asset-backed security.
The Portfolio will not enter into short sales (except short sales against-the-box) if immediately after such sale the aggregate value of all collateral plus the amount in a segregated account exceeds one-third of the value of the Portfolio's net assets. The Portfolio will not enter into futures and related options that do not constitute bona fide hedging positions if, immediately thereafter, the aggregate initial margin deposits plus premiums paid by it for open options positions, less the amount by which such options are “in the money,” would exceed 5% of total Portfolio assets.
The Portfolio may invest up to 10% of its net assets in Senior Loans. A Senior Loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the Agent) for a group of loan investors (Loan Investors). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from US or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
AST MONEY MARKET PORTFOLIO: The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO: The Portfolio will limit counterparties in OTC options transactions to dealers with at least $20 million in net worth as reported in their latest financial statements. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. The Portfolio may not purchase any foreign currency-denominated securities if, after such purchase more than 10% of total Portfolio assets would be invested in such securities. Where the Portfolio engages in foreign forward currency contracts for hedging purposes, it will not enter in such contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. The Portfolio will generally not enter into foreign forward currency contracts with a term of greater than one year.
The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets. The Portfolio may invest up to 5% of net assets in zero coupon bonds.
AST SMALL-CAP GROWTH PORTFOLIO: The Portfolio may not purchase any foreign-currency denominated securities if after such purchase more than 10% of total assets would be invested in such securities. The Portfolio will generally not enter into a foreign forward contract with a duration of more than one year. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of net assets.
AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO: The Portfolio will not engage in short sales if the market value of all Portfolio securities sold short would exceed 25% of net assets of the Portfolio. The value of the securities of any one issuer which may be shorted is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. Short sales against-the-box are not subject to these limits.
AST SMALL-CAP VALUE PORTFOLIO: The Portfolio's investments in junk bonds are limited to 5% of total assets. The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets.
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: The Portfolio will not write a covered call option or put option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.

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The Portfolio may also invest in TIPS, or Treasury Inflation-Protected Securities. TIPS are inflation-linked securities issued by the US government. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Inflation linked bonds are also issued by corporations, US government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the portfolio.
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO: The Portfolio may invest up to 5% of assets in warrants and rights. The Portfolio may invest up to 15% of total assets in securities of foreign issuers. The Portfolio will not sell a call or put option written by it if, as a result of the sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call or put options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices, will at no time exceed 10% of the Portfolio's total assets.
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options. The Portfolio may invest up to 50% of total assets in US dollar-denominated and non-US dollar-denominated securities of foreign issuers.
AST TEMPLETON GLOBAL BOND PORTFOLIO: The Portfolio may invest up to 25% of assets in below investment-grade high risk bonds and invest up to 100% of its assets in emerging market securities. The Portfolio may invest up to 30% of its assets in mortgage-backed and asset-backed securities. The Portfolio will generally not invest more than 5% of its assets in any individual corporate issuer. However, the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that the bank has a short term credit rating of A1+ (or if unrated, the equivalent as determined by the subadviser); and the Portfolio may not maintain more than 10% of total assets with any single bank. The Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust’s custodian or subcustodians. To hedge risks, or for the purpose of enhancing returns, the Portfolio may invest in exchange traded and over-the-counter currency options, options on currency futures, fixed income total return swaps, options on credit default swaps, credit linked notes, CDOs (all tranches), CLOs (all tranches) and inflation index swaps. The Portfolio will not write covered call or put options if, as a result, the aggregate market value of all portfolio securities covering call or put options exceeds 25% of the Portfolio's net assets. The Portfolio will not commit more than 5% of total assets to premiums when purchasing call or put options.
AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (FORMERLY, AST MID-CAP VALUE PORTFOLIO): The Portfolio may invest up to 25% of assets in more speculative convertible debt securities with a rating of or equivalent of B or better by SP. The Portfolio may invest up to 5% of assets in junk bonds. The Portfolio may pledge, mortgage or hypothecate up to 20% of assets to secure permissible borrowings.
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO: The Portfolio will seek to achieve its investment objective by investing in a broadly diversified portfolio of common stocks while also pursuing an equity index option overlay. The equity index option overlay involves the purchase of put options on the S&P 500 Index and the sale of call and put options on the S&P 500 Index.
Under normal circumstances, the Portfolio currently expects to be fully invested and will invest at least 80% of its net assets in the common stocks of small, medium and large companies. The Portfolio's policy of investing at least 80% of its net assets in common stocks is a non-fundamental policy of the Portfolio and may be changed by the Board without shareholder approval. The Portfolio may also invest up to 30% of its assets in the equity securities of foreign issuers and non-dollar denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Portfolio may trade securities actively.

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The equity index option overlay strategy is designed to help mitigate capital losses in adverse market environments over a short period of time and employs a put/spread collar to meet this goal. To reduce the Portfolio's risk of loss due to a sharp decline in the value of the general equity market over a short period of time, the Portfolio intends to purchase index put options on the S&P 500 with respect to a substantial portion of the value of its common stock holdings. In order to help lessen the cost of the long put protection, the equity index option strategy will also involve the sale of call options on the S&P 500 Index and the sale of a deeper “out-of-the-money” put option on the S&P 500 Index with respect to a significant portion of the Portfolio's common stock holdings. The Portfolio may use options based upon other indices if Wellington Management deems this appropriate in particular market circumstances or based on the Portfolio's common stock holdings.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of underlying corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be characterized by the Portfolio as illiquid securities.
For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
Money Market Portfolio: AST Money Market Portfolio (the Money Market Portfolio) may choose to invest in certain government-supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1⁄3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1⁄3% of its total assets to secure these borrowings. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If a Portfolio borrows to invest in securities, any investment

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gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”
A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the risks associated with leveraging. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by PIMCO.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Investment Managers will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

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Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the Investment Managers in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Managers by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Managers may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Managers may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Managers believe such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the Investment Managers may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the corporate loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination

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provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from a Portfolio’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolio invests, may cause significant disruptions in the business operations of the Portfolio. Potential impacts may include, but are not limited to, potential financial losses for the Portfolio and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolio, an inability of the Portfolio to calculate net asset value (NAV), and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Portfolio shareholders, cyber security failures by a Portfolio and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolio, and reputational damage. The Portfolio may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolio may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Portfolio and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolio cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which a Portfolio invests.
DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in

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that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as the risks associated with foreign investments.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
EXCHANGE-TRADED FUNDS. Each Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may

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invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
The Investment Managers evaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 (FAS 140). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The special purpose trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose a Portfolio to leverage risk, they do not constitute borrowings for purposes of a Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by a Portfolio is not currently subject to this reevaluation.
Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, a Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).
To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. A Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.
INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if a Portfolio had invested directly in an instrument that yielded that desired return.

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Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Managers to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would

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receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivatives. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when a Portfolio wishes to sell it.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.
Such investments may be made on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except

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that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

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A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.
With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
Each Portfolio, except AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, has filed a notice of exemption from regulation as a “commodity pool,” and the Investment Managers have filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). In order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Based on the trading strategy for AST Schroders Global Tactical Portfolio and AST AQR Emerging Markets Equity Portfolio, each such Portfolio shall be considered a “commodity pool” and the Investment Managers shall be considered a “commodity pool operator” with respect to the Portfolio under the CEA. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Portfolios’ gross expenses.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through

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currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PIMCO and PGIM, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Investment Managers believe that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks. In addition to the risks described in the Prospectus, the use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

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A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging

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market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Managers anticipate the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Portfolios invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolios' investments.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Investment Managers of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Investment Managers believe it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period,

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it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% and 5% limits are applied as of the date a Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (5% for the Money Market Portfolio), for example as a result of market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 5% limits.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market includes, but is not necessarily limited to, any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. In addition, the subadviser has broad discretion to identify or determine those countries that it considers to qualify as emerging markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in emerging markets may be more susceptible to the risks associated with foreign investments.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investments in Other Investment Companies.”
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, investments may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including

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management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Investment Managers believe are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
■	Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
■	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
■	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. The Money Market Portfolio is subject to Rule 2a-7. Compliance with the various provisions of the amendments will take effect over the course of 2015 and 2016. The new regulations will impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.
“Retail” money market funds will have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds. Retail and institutional money market funds will be further classified by their investments. “Prime” money market funds will be permitted to invest primarily in corporate or other non-government securities, “US government” money market funds will be required to invest a very high percentage of their assets in US government securities and “municipal” money market funds will be required to invest significantly in municipal securities.
Under the revised rule, institutional prime money market funds and institutional municipal money market funds will be required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value will be calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional US government money market funds will not be subject to the floating net asset value requirement.
Under the revised rule, any type of money market fund will be permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid

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assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate will be required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.
Under the revised rule, any type of money market fund (except for US government money market funds) will be required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.
Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.
As a result of the revised rule, money market funds will be required to implement changes that will impact and may adversely affect the money market funds and their investors. The extent of any future changes to the management or operation of money market funds resulting from the requirements of the revised rule are under evaluation and consideration by the Board of Trustees of the Trust and by PI, but have not yet been determined.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Some mortgage-backed securities, including those issued by government agencies and government-sponsored enterprises, may be based on pools of loans that are originated by an affiliate of the Manager.
In September 2008, the US Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the US Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac.

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Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a

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Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
REAL ESTATE INVESTMENT TRUSTS (REITS). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

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Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Trust; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. PGIM, Inc. (PGIM), an affiliate of the investment managers, serves as securities lending agent for each Portfolio, and in that role administers each Portfolio’s securities lending program. As compensation for these services, PGIM receives a portion of any amounts earned by the Portfolio through lending securities.
The Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated short-term bond fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Managers believe that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Managers’ judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Investment Managers does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Managers believe that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have

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a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Trust may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which a Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued,

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and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices(reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Only the AST Boston Partners Large-Cap Value Portfolio may invest in TRAINS. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

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WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. Certain Portfolios may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio’s shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Portfolios may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are

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certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV

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price. For purposes of computing each Portfolio's NAV, we will value the each Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board of Trustees shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board of Trustees receives, on an interim basis, minutes of the meetings of the Trust’s Valuation Committee that occur between regularly scheduled Board meetings.
The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the Money Market Portfolio to maintain a stable NAV of $1 per share. Although the price of each share is designed to remain the same, the Money Market Portfolio issues additional shares when dividends are declared.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Trust's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

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Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO. Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters. In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Trust may also release, at a sleeve level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted to the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
In addition to the forgoing, the AST Quantitative Modeling Portfolio may disclose on its website on both the 15th day of each month and the last day of each month a percentage breakdown of its assets that are invested in Equity Underlying Portfolios (as defined in its Prospectus) versus Debt-Money Market Underlying Portfolios (as defined in its Prospectus). Such information for the AST Quantitative

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Modeling Portfolio shall be as of a date at least five calendar days prior to its release. If the 15th day or the last day of any particular month is a non-business day, such holdings information for the AST Quantitative Modeling Portfolio shall be provided as of the immediately preceding business day.
MONEY MARKET PORTFOLIO. The Money Market Portfolio will release complete portfolio holdings and certain other portfolio information to the SEC as filed on Form N-MFP and to its website as required by Rules 2a-7 and 301b-7 of the Investment Company Act of 1940.
When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust’s shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.
6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:
1. Traditional External Recipients/Vendors
■	Neuberger Berman Investment Advisers LLC uses a third party called Syntel Inc. to assist with the custodial reconciliation process.
■	Full holdings on a daily basis to RiskMetrics Group, Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to RickMetrics Group (securities class action claims services administrator) at the end of each day;
■	Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified n the Trust’s prospectus), Custodian Bank (Bank of New York and/or PNC, as applicable), sub-custodian (Citibank, NA (foreign sub-custodian)) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
■	Full holdings to a Portfolio's independent registered public accounting firm (KPMG LLP) as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and
■	Full holdings to financial printers (RR Donnelly and/or VG Reed, as applicable) as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
■	Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
■	Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Funds and selected Prudential Investments Funds only);

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■	Full holdings on a quarterly basis to Plexus (review of brokerage transactions) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a monthly basis to Advanced Quantitative Consulting (AQC) (attribution analysis) (AST Academic Strategies Asset Allocation Portfolio only) as soon as practicable following the close of each calendar month;
■	Full holdings on a daily basis to Brown Brothers Harriman & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to FactSet Research Systems Inc. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Glass, Lewis & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Investment Technology Group, Inc. (analytical services) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Markit WSO Corporation (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to State Street Bank and Trust Company (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Bloomberg LP (analytical services) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Copal Partners (UK) Limited (certain investment guideline monitoring and coding activities, as well as analytical services and reporting functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to MSCI, Inc (analytical services) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Syntel Inc. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Trustees of the Trust has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

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PROXY VOTING
The Board has delegated to the Trust's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.
The Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.
The Manager and the Board expect that the subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board of the Trust has adopted a Code of Ethics. In addition, the Investment Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.
APPENDIX I: DESCRIPTION OF BOND RATINGS
STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on Portfolios employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.
FITCH, INC.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.
APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
AFFINITY INVESTMENT ADVISORS, LLC
Proxy Voting Policy
The Client will retain discretion with respect to voting proxies, or will delegate discretion with respect to voting such proxies to a third party. The Custodian Bank of the Account will forward to the Client or its designee (including Affinity if Client delegates to the discretion to vote such proxies) any proxy materials it receives that pertains to the securities in the Account.
In the event Client delegates proxy voting discretion to Affinity then, unless otherwise given specific instructions in writing by Client, Affinity shall vote all proxies according to Glass Lewis & Co.’s Proxy Paper and Investment Manager Guidelines (Guidelines). The Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The Guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The Guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors on behalf of Clients. The Guidelines will encourage the maximization of return for such Clients through identifying and avoiding financial, audit and corporate governance risks.
Affinity shall retain originals or copies of proxy materials it receives and a record of how it voted through Broadridge’s, (a third-party provider) Proxy Edge platform. In addition, other than forwarding to Client any materials received by Affinity with respect to legal actions (such as notices of bankruptcy and class action suits) pertaining to assets in the Account, Affinity will take no actions with respect to such legal actions, which remains the responsibility of the Client. Affinity will be responsible for voting with respect to corporate actions, such as tender offers and rights offering, involving the securities in the Account. The potential for conflicts of interests with respect to proxy votes is mitigated as result of the firm’s adoption of the Guidelines of a third-party provider.
Affinity is not required to vote every client proxy and refraining from voting should not necessarily be construed as a violation of Affinity’s fiduciary obligations. Affinity shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.
The portfolio management team shall be responsible for making voting decisions with respect to all client proxies, where a proxy is not voted in accordance with Glass Lewis recommendations. Such decisions shall be in writing and provided to the Chief Compliance Officer who will then ensure that such proxy votes are submitted in a timely manner.

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Upon request, Affinity will provide any client a copy of the Guidelines along with detailed information on how individual proxies were voted.
ALPHASIMPLEX GROUP, LLC
The Adviser believes that proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. However, the Adviser expects that the securities in which it will invest on behalf of the Fund (e.g., futures and forwards) will not have voting rights, and therefore, the Adviser does not expect to vote proxies for securities held by the Fund. If the Adviser does vote proxies with respect to the Fund's investments, it will vote in a manner that is consistent with what it believes to be the best interests of the Fund.
AQR CAPITAL MANAGEMENT, LLC (“AQR”) AND CNH PARTNERS, LLC (“CNH”)
Proxy Policy
1. GENERAL. Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy their duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of their clients, and must never put the adviser's own interests above those of their clients.
These written policies and procedures are designed to reasonably ensure that AQR and CNH votes proxies in the best interest of clients over whom AQR and CNH has voting authority; and describes how AQR and CNH addresses material conflicts between their interests and those of their clients with respect to proxy voting.
2. PROXY GUIDELINES. Generally, AQR and CNH will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. AQR has adopted the Proxy Voting Guidelines employed by ISS to vote proxies. Although ISS' analyses are reviewed and considered in making a final voting decision, AQR and CNH will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR and CNH will not be influenced by outside sources whose interests conflict with the interests of their Clients.
In addition, unless prior approval is obtained from AQR and CNH's CCO the following must be adhered to:
(a) AQR and CNH shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR and CNH's concerns for their advisory clients' interests and not for an attempt to influence or control management.
(b) AQR and CNH will not announce their voting intentions and the reasons therefore.
(c) AQR and CNH shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR or CNH has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR or CNH will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR or CNH cannot vote proxies.
For example:
■	If the cost of voting a proxy outweighs the benefit of voting, AQR or CNH may refrain from processing that vote.
■	AQR or CNH may not be given enough time to process the vote. For example ISS through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.
■	If AQR or CNH have outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR or CNH may hold shares on a company's record date, should it sell them prior to the company's meeting date, AQR or CNH ultimately may decide not to vote those shares.
■	AQR and CNH will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.
AQR or CNH may vote against an agenda item where no further information is provided, particularly in non-US markets. AQR or CNH may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR or CNH, as applicable, is not in favor of electing a director and there is no provision for voting against such director.

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If an AQR or CNH portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR and CNH will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.
AQR and CNH will periodically review the outside party's voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.
3. PROXY PROCEDURES. AQR and CNH have engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients' custodians to ensure that all proxy materials received by the custodians relating to the Clients' portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with their own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR and CNH. The CCO shall supervise the proxy voting process.
Upon request, AQR or CNH, as applicable will furnish a copy of the policies and procedures to the requesting client and information on how the client's proxies were voted.
4. CONFLICTS OF INTEREST. Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR or CNH has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR or CNH's investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR or CNH (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.
BLACKROCK, INC. AND ITS SUBSIDIARIES
These guidelines should be read in conjunction with BlackRock's Global Corporate Governance and Engagement Principles.
Introduction. BlackRock, Inc. and its subsidiaries (collectively, BlackRock) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the Guidelines) are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context for US Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting Guidelines. These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
■	Boards and directors
■	Auditors and audit-related issues
■	Capital structure, mergers, asset sales and other special transactions
■	Remuneration and benefits
■	Social, ethical and environmental issues
■	General corporate governance matters
BOARDS AND DIRECTORS.
Director elections. BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:
■	Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders' fundamental rights or long-term economic interests.
■	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

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BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:
■	An insider or affiliated outsider who sits on any of the board's key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board's complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
■	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.
■	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.
■	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
■	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
■	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
■	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
■	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.
BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:
■	Where BlackRock obtains evidence that casts significant doubt on a director's qualifications or ability to represent shareholders.
■	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
■	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.
Age limits/term limits. We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.
Board size. We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board's effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
Classified board of directors/staggered terms. A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).
We believe that classification of the board dilutes shareholders' right to evaluate promptly a board's performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.
Cumulative voting for directors. Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.
Director compensation and equity programs. We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company's and director's unique circumstances.

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Indemnification of directors and officers. We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.
Independent board composition. We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.
Liability insurance for directors and officers. Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.
Limits on director removal. Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders' rights.
Majority vote requirements. BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Separation of chairman and CEO positions. We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director's position and overall corporate governance of the company in such cases.
Shareholder access to the proxy. We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders' ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.
We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.
AUDITORS AND AUDIT-RELATED ISSUES. BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company's financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee's members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE, MERGERS, ASSET SALES AND OTHER SPECIAL TRANSACTIONS. In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

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■	Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.
■	Strategic reason for transaction: There should be a favorable business reason for the combination.
■	Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders' interests. We also seek to ensure that executive and/or board members' financial interests in a given transaction do not affect their ability to place shareholders' interests before their own.
■	Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders' interests were sufficiently protected in the merger process.
Anti-greenmail provisions. Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.
Blank check preferred. See Preferred Stock.
Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the US, and may restrict management's ability to raise new capital.
We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).
Equal voting rights. BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.
However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company's history of responsiveness to shareholders in determining whether support of such a measure is appropriate.
Fair price provisions. Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.
Increase in authorized common shares. BlackRock considers industry specific norms in our analysis of these proposals, as well as a company's history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm's business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

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Increase or issuance of preferred stock. These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.
However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board's discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.
Poison pill plans. Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.
Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.' Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
Stock splits and reverse stock splits. We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company's authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
REMUNERATION AND BENEFITS. We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company's history suggests that the issue raised is not likely to present a problem for that company.
Adopt advisory resolutions on compensation committee reports. BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as Say-on-Pay). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.
Advisory resolutions on compensation committee reports. In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee

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members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.
Claw back proposals. Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive's role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans. An employee stock purchase plan (ESPP) gives the issuer's employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees' interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.
Equity compensation plans. BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company's executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes. Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.
We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive's current compensation.
Option exchanges. BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.
Pay-for-performance plans. In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company's top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Pay-for-superior-performance. These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company's compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.
Supplemental executive retirement plans. BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
SOCIAL, ETHICAL AND ENVIRONMENTAL ISSUES. See Global Corporate Governance and Engagement Principles.
GENERAL CORPORATE GOVERNANCE MATTERS.

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Adjourn meeting to solicit additional votes. We generally support such proposals when the agenda contains items that we judge to be in shareholders' best long-term economic interests.
Bundled proposals. We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.
Change name of corporation. We typically defer to management with respect to appropriate corporate names.
Confidential voting. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.
Other business. We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation. Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Shareholders' right to call a special meeting or act by written consent. In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.
Simple majority voting. We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders' ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.
Stakeholder provisions. Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board's fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.
BOSTON ADVISORS, LLC
Summary of Proxy Voting Policies and Procedures
I. INTRODUCTION
Under the investment management contracts between Boston Advisors, LLC (“BA”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BA assumes responsibility for voting proxies when requested by a client and with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
II. STATEMENTS OF POLICIES AND PROCEDURES

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A. Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
While retaining final authority to determine how each proxy is voted, BA has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BA is authorized to vote on behalf of our clients and will make a recommendation to management of BA as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BA, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BA will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.
We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies in an unbiased manner. All proxy votes are ultimately cast on a case-by-case basis, taking into account the recommendations made by Egan Jones.
B. Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.
Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non- routine proxy proposals are presumed to involve a material conflict of interest, unless BA management determines that neither BA nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).
If BA management determines that BA has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan- Jones or, if applicable, the client’s proxy voting policies. BA management also reserves the right to vote a proxy using the following methods:
■	We may obtain instructions from the client on how to vote the proxy.
■	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C. Limitations on Our Responsibilities
1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.
3. Special Client Considerations.
a. Mutual Funds. We will vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.
b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.
4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with

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ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.
E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.
F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, other than Egan Jones provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.
G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We also may rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.
BROWN ADVISORY, LLC.
Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows.  Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.
Routine Matters
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.
Election of Directors:  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors:  Management recommendations shall generally be supported.
Changes in State of Incorporation or Capital Structure:  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.
Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions:  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.
Proposals Affecting Shareholder Rights:  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.
Anti-takeover Issues:  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.

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 Executive Compensation:  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.
Social and Political Issues:  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.
Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a fund, when the fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or fund shareholders in how proxies of that issuer are voted.  The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters Consistent with Policy.  The firm may vote proxies for routine matters as required by this Policy.
Immaterial Conflicts:  The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters:  If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain.  The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
CLEARBRIDGE INVESTMENTS, LLC.
Proxy Voting Guidelines Procedures Summary. ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.
ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

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In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships or the personal or business relationships of other Legg Mason units' employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.
ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
COHEN & STEERS CAPITAL MANAGEMENT, INC.
General Proxy Voting Guidelines
Objectives
Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:
■	Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
■	Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
■	Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.
General Principles
In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.
■	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
■	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
■	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
■	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.
■	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.
■	Voting rights shall not automatically be exercised in favor of management-supported proposals.

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■	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.
General Guidelines
Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:
■	Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
■	Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
■	Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).
Specific Guidelines
Uncontested Director Elections
Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:
■	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
■	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;
■	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
■	Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
■	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;
■	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;
■	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;
■	Whether the nominee is the chairperson of a publicly-traded company who serves on more than two public boards;
■	Whether the nominee serves on more than four public company boards;
■	Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;
■	Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;
■	Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;
■	Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;
■	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
■	Failure to replace management as appropriate; and
■	Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Proxy Access
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We vote on a case-by-case basis considering the proxy access terms in light of a company’s specific circumstances and we may support proxy access proposals when management and boards have displayed a lack of shareholder accountability.
Proxy Contests

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Director Nominees in a Contested Election
By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.
Reimbursement of Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis. In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.
Ratification of Auditors
We vote for proposals to ratify auditors, auditor renumeration and/or proposals authorizing the board to fix audit fees unless an auditor has a financial interest in or association with the company, and is therefore not independent; there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting; the auditors are being changed without explanation; or fees paid for non-audit related services are excessive and/or exceed limits set in local best practice recommendations or law.
In circumstances where fees for non-audit services include fees related to significant one-time capital structure events; initial public offerings; bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.
Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
Takeover Defenses
While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:
Shareholder Rights Plans
We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.
We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.
Greenmail
We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Unequal Voting Rights
Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders. We support the one-share, one-vote principal for voting.

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Classified Boards
We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
Cumulative Voting
Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and classified boards.
Shareholder Ability to Call Special Meeting
Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.
Shareholder Ability to Act by Written Consent
We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
Shareholder Ability to Alter the Size of the Board
We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.
Miscellaneous Board Provisions
Board Committees
Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.
Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.
Independent Chairman
We review on a case-by-case basis proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the company’s current board leadership and governance structure; company performance, and any other factors that may be applicable.
Separate Chairman and CEO Role
We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

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Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined or the Chairman is not independent, we will vote for the appointment of a lead independent director and for regular executive sessions (board meetings taking place without the CEO/Chairman present).
Majority of Independent Directors
We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Independent Committees
We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.
Stock Ownership Requirements
We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.
Term of Office
We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
Director and Officer Indemnification and Liability Protection
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals providing indemnification for directors and officers with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company and the director or officers’ legal expenses are covered. We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are more serious violations of fiduciary obligations.
Board Size
We generally vote for proposals to limit the size of the board to 15 members or less.
Majority Vote Standard
We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.
Supermajority Vote Requirements
We generally support proposals that seek to lower supermajority voting proposals.
Miscellaneous Governance Provisions
Disclosure of Board Nominees
We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.
Disclosure of Board Compensation

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We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.
Confidential Voting
We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
We also vote for management proposals to adopt confidential voting.
Bundled Proposals
We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.
Date/Location of Meeting
We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
Adjourn Meeting if Votes are Insufficient.
Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.
Other Business
Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.
Disclosure of Shareholder Proponents
We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
Capital Structure
Increase Additional Common Stock
We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).
Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:
■	creates a blank check preferred stock; or
■	establishes classes of stock with superior voting rights.
Blank Check Preferred Stock
Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that

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(i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.
Pre-emptive Rights
We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.
We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company's outstanding capital.
Dual Class Capitalizations
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.
Restructurings/Recapitalizations
We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:
■	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
■	change in control—will the transaction result in a change in control of the company?
■	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
Share Repurchase Programs
Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.
We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.
Executive and Director Compensation
Executive Compensation (“Say on Pay”)
Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

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Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
■	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
■	Excessive perquisites or tax gross-ups;
■	New or extended agreements that provide for:
■	Change in Control (CIC) payments exceeding 3 times base salary and bonus;
■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
■	CIC payments with excise tax gross-ups (including “modified” gross-ups).
Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.
Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:
■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
■
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
■	SVT based only on new shares requested plus shares remaining for future grants.
■	Plan Features:
■
Automatic single-triggered award vesting upon CIC;
■	Discretionary vesting authority;
■	Liberal share recycling on various award types;
■	Minimum vesting period for grants made under the plan.
■	Grant Practices:
■
The company’s three year burn rate relative to its industry/market cap peers;
■	Vesting requirements in most recent CEO equity grants (3-year look-back);
■	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;
■	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
■	Whether the company maintains a claw-back policy;
■	Whether the company has established post exercise/vesting share-holding requirements.
We will generally vote against the plan proposal if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:
■	Awards may vest in connection with a liberal CIC;
■	The plan would permit repricing or cash buyout of underwater options without shareholder approval;
■	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
■	Any other plan features that are determined to have a significant negative impact on shareholder interests.
Approval of Cash or Cash-and-Stock Bonus Plans
We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
Reload/Evergreen Features
We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.
Golden Parachutes

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In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
We vote on a case-by-case basis on proposals to approve the company's golden parachute compensation. Features that may lead to a vote against include:
■	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));
■	Agreements that include excessive excise tax gross-up provisions;
■	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
■	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
■	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
■	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
■	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
401(k) Employee Benefit Plans
We vote for proposals to implement a 401(k) savings plan for employees.
Employee Stock Purchase Plans
We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.
Option Expensing
We vote for shareholder proposals to expense fixed-price options.
Vesting
We believe that restricted stock awards normally should vest over at least a two-year period.
Option Repricing
Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.
Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
Recoup Bonuses
We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
Incorporation

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Reincorporation Outside of the United States
Generally, we will vote against companies looking to reincorporate outside of the US
Voting on State Takeover Statutes
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
Mergers and Corporate Restructurings
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.
Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Appraisal Rights

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We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
Changing Corporate Name
We vote for changing the corporate name.
Shareholder Rights
Our position on the rights of shareholders is as follows:
■	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.
■	Shareholders are entitled to submit questions to company management.
■	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.
■	Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.
Environmental and Social Issues
We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):
■	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;
■	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;
■	Whether the subject of the proposal is best left to the discretion of the board;
■	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
■	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
■	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
■	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
■	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
■	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
CoreCommodity MANAGEMENT, LLC (CoreCommodity)

CoreCommodity may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.
General Guidelines
We rely on Institutional Shareholder Services (ISS), a privately-held company, whose ultimate owner is Vestar Associates VI, LP, an affiliate of Vestar Capital Partners, a private equity firm based in New York, NY, to research, vote and record all proxy ballots for accounts over which we have proxy voting authority. We have adopted the ISS US Proxy Voting Guidelines, as may be amended from time to time.
In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We do not necessarily have an obligation to vote every proxy; for example we may forego voting proxies if the account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the account. Similarly, in jurisdictions which permit “shareblocking” or require additional documentation to vote proxies (such as power of attorney), we may choose to refrain from voting. We only vote the proxies delivered to us from custodians and do not vote proxies for shares that are out on loan to third parties, and do not seek to recall such shares in order to vote them.

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How We Vote
We generally vote proxies in accordance with the ISS recommendations, and have informed ISS to vote in accordance with these recommendations unless otherwise specified by us. A portfolio manager may request that securities under his management be voted differently from the ISS recommendations if he believes that such a vote would be in the best interest of the applicable client(s). Such vote requests will be subject to the conflict of interest review described below.
Conflicts Of Interest
In furtherance of our goal to vote proxies in the best interests of our clients, we follow procedures designed to identify and address material conflicts that may arise between our interests and those of our clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.
Procedures for Identifying Conflicts of Interest
We rely on the following to seek to identify conflicts of interest:
■	Personnel are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of Accounts both as a result of a personal relationship and due to special circumstances that may arise during the conduct of our business, and (ii) to bring conflicts of interest of which they become aware to the attention of our compliance officer.
■	CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are our clients and that have historically accounted for or are projected to account for a material percentage of our annual revenues.
■	CoreCommodity shall not vote proxies relating to issuers on such list on behalf of Accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented.
Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest
All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence our decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with us of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, we may vote proxies notwithstanding the existence of the conflict.
If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
■	disclosing the conflict to clients and obtaining their consent before voting;
■	suggesting to clients that they engage another party to vote the proxy on their behalf; or
■	such other method as is deemed appropriate under the circumstances given the nature of the conflict.
Record Keeping And Oversight
We shall maintain the following records relating to proxy voting:
■	a copy of these policies and procedures;
■	a copy of each proxy form (as voted);
■	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
■	documentation relating to the identification and resolution of conflicts of interest;
■	any documents created by us that were material to a proxy voting decision or that memorialized the basis for that decision; and
■	a copy of each written client request for information on how we voted proxies on behalf of the client, and a copy of any written response by us to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in our office.
In lieu of keeping copies of proxy statements, we may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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Monitoring
These Proxy Voting Policies and Procedures will be reviewed on a periodic basis. As part of the review, we will (i) review the capacity and competency of ISS, including the ability of ISS to make recommendations based upon materially accurate information, and (ii) consider any changes at ISS that may create new conflicts of interest, in each case as deemed necessary by us to ensure that CoreCommodity, acting through ISS, continues to vote proxies in the best interests of clients. Part of such review may include the periodic sampling of proxy votes made by ISS on behalf of CoreCommodity, generally or with respect to particular types of proposals, as deemed necessary by us. We may arrange with ISS that ISS will update CoreCommodity of business changes that CoreCommodity considers relevant (i.e., with respect to ISS’ capacity and competency to provide proxy voting advice) and conflicts policies and procedures.
C.S. McKee, L.P.

Proxy Voting Policy

Objective: The objective of our proxy voting process is to maximize the long-term investment performance of our clients.
Policy: It is our policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is our policy to vote against these proposals. Examples of proposals which could negatively impact shareholder interests include, but are not limited to the following:
1. Anti-takeover amendments such as fair price provisions and staggered board provisions.
2. Poison pill provisions designed to discourage another entity from seeking control.
3. Greenmail attempts.
4. Golden parachutes and related management entrenchment measures.
5. Oversized stock option grants and strike price revisions.
It is McKee’s practice to generally not recall securities unless there is a specific issue that we feel warrants forfeiting the securities lending income. It is generally believed that in most cases the certainty of the securities lending income outweighs the potential, but unknown benefit, of the proxy vote.
Procedure: Our procedure for processing proxy statements is as follows:
1. Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review. Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.
2. If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management. The vote will be reviewed and signed by the CIO, or in his/her absence, by the senior equity portfolio manager.
3. If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.
4. After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, he will vote against those proposals.
5. The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.
6. Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant.
7. The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.
EARNEST PARTNERS LLC
Proxy Policies

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As a general rule, EARNEST Partners (the Adviser) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■	The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
■	The Adviser will not announce its voting intentions or the reasons for a particular vote.
■	The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
■	The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
■	All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
Proxy Procedures
The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.
EMERALD MUTUAL FUND ADVISERS TRUST
EMERALD ADVISERS, INC.
The following summary of voting policies applies to all proxies which either Emerald or Emerald Advisers, Inc. (collectively, EAI) is entitled to vote. In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner. EAI generally votes on various issues as described below.
I. Boards of Directors
A. Election of Directors. EAI has adopted the following policies regarding election of Directors:
■	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
■	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
■	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

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■	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
■	Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
■	Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.
B. Selection of Accountants. EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.
C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.
D. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. EAI believes that preemptive rights would not add value to shareholders and would vote against such shareholder proposals.
II. Corporate Governance Issues
A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. Policy: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.
B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are generally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.
1. Classification of the Board of Directors: Policy: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.
2. Shareholder Rights Plans (Poison Pills): Anti-acquisition proposals of this sort come in a variety of forms. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Policy: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.
3. Unequal Voting Rights: A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Policy: Vote Against proposals creating different classes of stock with unequal voting privileges.
4. Supermajority Clauses: These are implemented by management requiring that an overly large proportion of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Policy: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.
5. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares. EAI will support management if it has a stated purpose for increasing the authorized number of common and preferred stock. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. Policy: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.
b. Creation of new classes of stock. Managements have proposed authorizing shares of new classes of stock, usually preferred stock, which the Board would be able to issue at their discretion. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Policy: EAI would vote Against management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.
c. Compensation Plans (Incentive Plans). Policy: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to unduly benefit members of executive management in the event of an acquisition.

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d. Cumulative Voting. Cumulative voting tends to serve special interests and not those of shareholders. Policy: EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.
III. Other Issues
On other major issues involving questions of community interest or social concerns, EAI generally supports the position of management with certain exceptions involving companies in South Africa or Northern Ireland where EAI actively encourages corporations to act to promote responsible corporate activity.
EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.
EPOCH INVESTMENT PARTNERS, INC.
Proxy Voting and Class Action Monitoring
Policy
Epoch maintains proxy voting authority for Client accounts, unless otherwise instructed by the client. Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of Clients to do so.
Epoch does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, Epoch will assist Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.
In light of Epoch’s fiduciary duty to its Clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its Clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes, particularly those diverging from the judgment of ISS, were voted consistent with the Firm’s fiduciary duties.
Procedures for Lent Securities and Issuers in Share-blocking Countries
At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. The Firm recognizes that Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the Client that neither the Firm nor ISS is able to vote the proxy until the Client recalls the lent security.
In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s Investment Personnel. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.
Procedures for Conflicts of Interest
Epoch has identified the following potential conflicts of interest:
■	Whether there are any business or personal relationships between Epoch, or an employee of Epoch, and the officers, directors or shareholder proposal proponents of a company whose securities are held in Client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of Epoch’s Clients;
■	Whether Epoch has any other economic incentive to vote in a manner that is not consistent with the best interests of its Clients;
If a conflict of interest has been identified and Epoch intends to deviate from the proxy voting recommendation of ISS, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

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Procedures for Proxy Solicitation
In the event that any officer or employee of Epoch receives a request to reveal or disclose Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation to the CCO.
Procedures for Voting Disclosure
Upon request, Epoch will provide Clients with their specific proxy voting history.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client Request to Review Proxy Votes
The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting Client, other dispositions, etc.) in a suitable place.
Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.
Proxy Voting Records
■	The proxy voting record is periodically provided to Epoch by ISS.
■	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.
■	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
■	The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.
FIRST QUADRANT, L.P.
Proxy Voting Policies and Procedures
Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. As a fiduciary, First Quadrant owes its clients the duty of care and loyalty with respect to services undertaking on the clients’ behalves, including proxy voting. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.
These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.
First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of the equity investment team, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee when changes occur.

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A copy of First Quadrant’s proxy voting policies is available upon request to its clients. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.
First Quadrant’s Trade Operations Group will monitor corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.
Voting Client Proxies
When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority as needed.
Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.
With respect to securities out on loan, please refer to Addendum A for specific policies and procedures regarding the voting of proxies.
Oversight of GLASS LEWIS
As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant’s Proxy Committee will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. First Quadrant’s Proxy Committee will also periodically review Glass Lewis’ business practices, procedures, and potential conflicts that may impact its ability to carry out the described responsibilities. This monitoring may be accomplished through discussions with Glass Lewis, document and record reviews, or a combination of these approaches.
Conflicts of Interest
The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby minimizes the potential conflict of interests that could affect the outcome of a vote. The intent of this policy is to minimize the discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. However, under very limited circumstances First Quadrant will exercise discretion when it believes that the Glass Lewis’ proxy voting policy does not align with First Quadrant’s clients’ unique interests on the matters being voted on . First Quadrant’s Proxy Voting Committee will maintain the proper records when it decides to exercise the discretion and vote directly.
Providing Voting Information
First Quadrant will provide information to its clients on how their securities were voted for their specific portfolio(s). Clients should be directed to contact First Quadrant at 626-795-8220 or fqclientservice@firstquadrant.com for such information.
Policy last updated: October 2015
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1See Voting Client Proxies section for an explanation of this role.
ADDENDUM A
Securities on Loan

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Investment advisers are required by the SEC to recall outstanding securities on loan in order to vote on material events, i.e. mergers and acquisitions which are contentious and controversial in nature. Since clients negotiate the terms of their securities lending program, which affords them the insight into the value of recalling outstanding shares of securities on loan, First Quadrant places the burden of the decision of recalling shares on the client and will treat all correspondences from clients affirming their desire to recall shares on loan as requests to First Quadrant’s Client Services Department.
In handling such matters, First Quadrant’s Portfolio Implementation Department will, as part of its research function, monitor for and identify occurrences of mergers and acquisitions which are controversial or contentious in nature. Once the occurrence of such mergers and acquisitions have been identified, Client Services will ascertain the appropriate time frame to recall the security, which will then be noted in a letter forwarded to all clients addressing, in particular, clients who have securities out on loan. The letter will request clients whose securities are out on loan to determine whether or not it is of an economic value to them to recall the shares out on loan for purposes of voting the proxy. If a client expresses his/her desire to recall securities out on loan, the client will be asked to provide a contact from their securities lending program to which First Quadrant can direct all recall requests, which will also allow the client to coordinate the recall with the custodial bank directly. Glass Lewis will also be contacted to coordinate any necessary aspects of the recall on its end. Once shares have been recalled, Glass Lewis will vote on the proxy according to the guidelines adopted by First Quadrant.
Franklin Advisers, Inc.
Templeton Global Advisors Limited
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations

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All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1. The issuer is a client1 of the Investment Manager or its affiliates;
2. The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2
3. The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3
4. The issuer is a significant executing broker dealer; 4
5. An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;
6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or
7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the

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Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as

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presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the

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plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.
In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

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The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory

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Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

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9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:

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a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
As of January 4, 2016
* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
1For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2The top 50 vendors will be considered to present a potential conflict of interest.
3The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

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5“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
GOLDMAN SACHS ASSET MANAGEMENT (“GSAM”)
April 2014
POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
A. Objective
GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.
B. Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.
C. Implementation and the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Implementation by GSAM Portfolio Management Teams
General Overview
GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)1 to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

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A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote for that particular company.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Potential Limitations on GSAM’s Ability to Vote Proxies
In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.
From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices received too late; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed under this Policy and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

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Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
D. Conflicts of Interest
Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.
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* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC..
1The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.
PART II
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1.	Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
■	An auditor has a financial interest in or association with the company, and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
■	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

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■	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2.	Board of Directors
The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:
■	Inside Director
■	Employee of the company or one of its affiliates
■	Among the five most highly paid individuals (excluding interim CEO)
■	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
■	Current interim CEO
■	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)
■	Affiliated Outside Director
■	Board attestation that an outside director is not independent
■	Former CEO or other executive of the company within the last 3 years
■	Former CEO or other executive of an acquired company within the past three years
■	Independent Outside Director
■	No material connection to the company other than a board seat
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
■	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;
■	Sit on more than six public operating and/or holding company boards;
■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
■	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees (vote against Affiliated Outside Directors only for nominating committee);
■	The company lacks an Audit or Compensation Committee so that the full board functions as such committees and Insider Directors are participating in voting on matters that independent committees should be voting on;
■	The full board is less than majority independent (in this case withhold from Affiliated Outside Directors); at controlled companies, GSAM will first vote against the election of an Inside Director, other than the CEO or chairperson or second, against a nominee that is affiliated with the controlling shareholder or third, vote against a nominee affiliated with the company for any other reason.
Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.
■	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

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■	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
■	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
■	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
■	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
■	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
■	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
■	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
■	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
■	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
■	Two-thirds independent board;
■	All independent “key” committees (audit, compensation and nominating committees); or
■	Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

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GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
■	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.	Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
■	AGAINST Management Say on Pay (MSOP) Proposals; or
■	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
■	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:
■	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
■	The plan is a vehicle for poor pay practices; or
■	There is more than one problematic feature of the plan, which could include one of the following calculations materially exceeding industry group metrics (i) the company’s three year burn rate or (ii) Shareholder Value Transfer (SVT).
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.
Pay-for-Performance Disconnect:
■	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
Additional Factors Considered Include:
■	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
■	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
■	Egregious employment contracts;
■	Excessive perquisites or excessive severance and/or change in control provisions;
■	Repricing or replacing of underwater stock options without prior shareholder approval;
■	Excessive pledging or hedging of stock by executives;
■	Egregious pension/SERP (supplemental executive retirement plan) payouts;
■	Extraordinary relocation benefits;
■	Internal pay disparity;

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■	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
■	Long-term equity-based compensation is 100% time-based.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
■	Broad-based participation;
■	Limits on employee contributions;
■	Company matching contributions; and
■	Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
■	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
■	Rationale for the re-pricing;
■	If it is a value-for-value exchange;
■	If surrendered stock options are added back to the plan reserve;
■	Option vesting;
■	Term of the option—the term should remain the same as that of the replaced option;
■	Exercise price—should be set at fair market or a premium to market;
■	Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
■	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
4.	Proxy Contests and Access

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Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
■	Long-term financial performance of the target company relative to its industry;
■	Management’s track record;
■	Background to the proxy contest;
■	Qualifications of director nominees (both slates);
■	Strategic plan of dissident slate and quality of critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates);
■	Likelihood that the Board will be productive as a result;
■	Stock ownership positions.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:
■	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);
■	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);
■	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations; and
■	The governance of the company in question.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5.	Shareholders Rights & Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
■	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
■	The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills

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Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Management’s track record of successful integration of historical acquisitions;
■	Presence of conflicts of interest; and
■	Governance profile of the combined company.
7.	State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
■	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
■	Whether the company has the following good governance features:
■	Majority independent board;
■	Independent key committees;
■	An annually elected board;
■	A majority vote standard in uncontested director elections;
■	The absence of a poison pill, unless the pill was approved by shareholder; and/or
■	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8.	Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:
■	Past Board performance;
■	The company's use of authorized shares during the last three years;
■	One- and three-year total shareholder return;
■	The board's governance structure and practices;
■	The current request;
■	Disclosure in the proxy statement of specific reasons for the proposed increase;
■	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and
■	Risks to shareholders of not approving the request.

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9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports asking for details on 1) employee labor and safety policies; 2) impact on the environment of the company’s oil sands or fracturing operations; 3) water-related risks or 4) societal impact of products manufactured.
When evaluating social and environmental shareholder proposals the following factors are generally considered:
■	Whether adoption of the proposal is likely to enhance or protect shareholder value;
■	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
■	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
■	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
■	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
■	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
■	Whether the subject of the proposal is best left to the discretion of the board;
■	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
■	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
■	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
■	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies
■	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
■	If the company’s current level of disclosure is comparable to that of its industry peers; and
■	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:
■	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
■	Whether company disclosure lags behind industry peers;
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
■	The feasibility of reduction of GHGs given the company’s product line and current technology and;
■	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
■	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

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■	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;
■	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:
■	The degree to which existing relevant policies and practices are disclosed;
■	Whether or not existing relevant policies are consistent with internationally recognized standards;
■	Whether company facilities and those of its suppliers are monitored and how;
■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
■	The scope of the request; and
■	Deviation from industry sector peer company standards and practices.
Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.	Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
■	There are concerns about the accounts presented or audit procedures used; or
■	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
■	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
■	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
■	Name of the proposed auditor has not been published;
■	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
■	There are serious concerns about the statutory reports presented or the audit procedures used;
■	Questions exist concerning any of the statutory auditors being appointed; or
■	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income
Vote FOR approval of the allocation of income, unless:
■	The dividend payout ratio has been consistently low without adequate explanation; or
■	The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2.	Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
■	Adequate disclosure has not been provided in a timely manner; or
■	There are clear concerns over questionable finances or restatements; or
■	There have been questionable transactions or conflicts of interest; or
■	There are any records of abuses against minority shareholder interests; or
■	The board fails to meet minimum corporate governance standards. or
■	There are reservations about:
■	Director terms
■	Bundling of proposals to elect directors
■	Board independence
■	Disclosure of named nominees
■	Combined Chairman/CEO
■	Election of former CEO as Chairman of the Board
■	Overboarded directors
■	Composition of committees
■	Director independence
■	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
■	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
■	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

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Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
■	Company performance relative to its peers;
■	Strategy of the incumbents versus the dissidents;
■	Independence of board candidates;
■	Experience and skills of board candidates;
■	Governance profile of the company;
■	Evidence of management entrenchment;
■	Responsiveness to shareholders;
■	Whether a takeover offer has been rebuffed;
■	Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
■	Employee or executive of the company;
■	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
■	Any director who is attested by the board to be a non-independent NED;
■	Any director specifically designated as a representative of a significant shareholder of the company;
■	Any director who is also an employee or executive of a significant shareholder of the company;
■	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
■	Government representative;
■	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
■	Represents customer, supplier, creditor, banker, or other entity with which company maintains
■	transactional/commercial relationship (unless company discloses information to apply a materiality test);
■	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
■	Relative of a current employee of the company or its affiliates;
■	Relative of a former executive of the company or its affiliates;
■	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
■	Founder/co-founder/member of founding family but not currently an employee;
■	Former executive (5 year cooling off period);
■	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
■	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
■	No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
■	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

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Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
■	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
■	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
■	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
■	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3.	Compensation
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.	Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
■	2/3 independent board, or majority in countries where employee representation is common practice;
■	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
■	Fully independent key committees; and/or
■	Established, publicly disclosed, governance guidelines and director biographies/profiles.
5.	Capital Structure

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Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
■	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
■	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

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Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
■	The share repurchase program can be used as a takeover defense;
■	There is clear evidence of historical abuse;
■	There is no safeguard in the share repurchase program against selective buybacks;
■	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.	Mergers and Corporate Restructuring & Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Management’s track record of successful integration of historical acquisitions;
■	Presence of conflicts of interest; and
■	Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
■	The parties on either side of the transaction;
■	The nature of the asset to be transferred/service to be provided;
■	The pricing of the transaction (and any associated professional valuation);
■	The views of independent directors (where provided);
■	The views of an independent financial adviser (where appointed);
■	Whether any entities party to the transaction (including advisers) is conflicted; and
■	The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals

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Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues
Please refer to section 9 for our current approach to these important topics.
HERNDON CAPITAL MANAGEMENT, LLC (“HCM”)
Herndon Capital Management, LLC (“HCM”) has a fiduciary obligation to, at all times, place the best interest of advisory clients (e.g. plan participants and beneficiaries) as the sole consideration when voting proxies of portfolio companies. HCM has retained Glass Lewis & Co. (“GL”) for proxy voting services. GL will analyze the voting issues and carry out the actual voting process in accordance with its guidelines which have been agreed to by HCM’s Proxy Committee. Proxy issues receive consideration based on all relevant facts and circumstances.
Some accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the contract that HCM will not vote their proxies. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its accounts, and will do so through GL.
Proxy Committee. HCM has established a Proxy Committee. The Proxy Committee considers its fiduciary responsibility to all clients when addressing proxy issues. The Proxy Committee has reviewed and agreed with GL’s proxy voting guidelines and instructed them to vote on HCM’s behalf in accordance with those guidelines for HCM’s clients. As GL amends their guidelines the Proxy Committee will review and based on the agreement of the terms will provide GL voting instruction.
HCM provides GL with the list of accounts and their holdings monthly to ensure that GL has record of the clients and their holdings for proxy purposes.
The Proxy Committee meets at least annually to review any guideline changes from GL, should any exist.
In compliance with the U. S. Department of Labor, the Director of Operations maintains applicable records regarding proxy voting for accounts. The Director of Operations can access a report online on any given day. Any voting decision that may require a deviation from the standard policies will be deferred to the Proxy Committee from GL for further analysis and a final decision. In these rare situations, outside legal counsel may be sought for additional guidance, and reasons for such action will be noted in the committee’s “special” meeting minutes.
ERISA Accounts. It is HCM’s policy to fully comply with ERISA requirements regarding proxy voting. Some ERISA accounts for which HCM is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide HCM with a plan document that expressly precludes HCM from voting proxies or include in the client agreement that HCM will not vote proxies on their behalf. In the absence of such documentation HCM has the legal responsibility and the obligation to vote for its ERISA accounts.
Material Conflicts. Regardless of material conflict, HCM through GL will, at all times, vote in the best interest of the client.
Criteria. GL on behalf of HCM votes proxies related to securities held by clients in a manner solely in the interest of the client, which is in accordance with written GL guidelines. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, GL shall vote in the prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.
Checks and Balances. Monthly, HCM will:
1.	Review the following GL reports, to verify that proxies received have been voted in a manner consistent with the Proxy Voting Policies and Procedures and the standard and custom guidelines (if any) issued by the client, or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries;

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a.	Proxy Voting Report
b.	Meeting Statistics Report
c.	Ballot Statistics Report
d.	Proposal Statistics Report
e.	Proposal Category Report
f.	Proposal Type Report
2.	Provide a proxy voting report to those clients that request it; in a manner consistent with the client’s request, which may vary.
HCM through GL will provide investment company clients with the information necessary to comply with filing requirements of Form N-PX on a timely basis.
HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (HWCM)
Proxy Voting Policies and Procedures
PURPOSE
The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).
POLICY
H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote proxies and act on all other corporate actions in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.
In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.
When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.
GUIDELINES
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Management Proposals
H&W recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:
■	Ratification of appointment of independent auditors
■	General updating/corrective amendments to charter
■	Increase in common share authorization for a stock split or share dividend
■	Stock option plans that are incentive based and not excessive
■	Election of directors

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The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:
■	Directors' liability and indemnity proposals
■	Executive compensation plans
■	Mergers, acquisitions, and other restructurings submitted to a shareholder vote
■	Anti-takeover and related provisions
Shareholder Proposals
Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.
■	Generally, shareholder proposals related to the following items are not supported:
■	Declassification of the board
■	Cumulative voting
■	Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
■	Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.
Conflict of Interest
Conflicts between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client. In the event that any proxies raise a conflict of interest, the Proxy Oversight Committee (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.
H&W may receive proxies for companies which are clients of Stephens Inc. (“Stephens”), a full service broker-dealer and investment bank and an affiliate of H&W. Stephens does not directly or indirectly participate in H&W's policies or decisions with respect to proxy voting.
H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W’s proxy voting policy. The Proxy Oversight Committee will also review proposed proxy votes in situations where the H&W analyst with responsibility for proxy voting decision owns shares of the company and where the H&W analyst has an immediate family member (spouse, child, parent, or sibling) that is a corporate director or executive officer of the company.
PROCEDURES
All proxy solicitations from a company in which clients of H&W own shares are received by H&W’s Portfolio Services Department and routed to the analyst responsible for research into that company. The analyst reviews the proxy statement and any reports from the independent third-party proxy research firm engaged by H&W with respect to the company. Based on the information in the proxy statement and the proxy research firm’s reports, among other factors, the analyst will determine how to vote the proxies for that company.
H&W’s Portfolio Services Department is responsible for ensuring that proxies received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. The Portfolio Services Department is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by H&W are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.
On specific items where the analyst indicates that the board-approved recommendation and the proxy research firm’s recommendation do not agree, the analyst generally will determine to vote the proxies with the board-approved recommendation if it is consistent with the established guidelines.
Although many proxy proposals can be voted in accordance with the established guidelines, H&W’s analysts recognize that some proposals require special consideration, which may dictate that H&W make an exception to the broad guidelines.

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In the event of a conflict of interest or whenever an analyst is proposing to vote against the board-approved recommendations or against its established guidelines, the proposed vote will be submitted to the Proxy Oversight Committee, which will review the proxy voting determination to make sure that H&W’s vote is not prompted by any conflict of interest.
LIMITATIONS
If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.
H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the clients’ portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments. H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.
Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client account’s non-U.S. proxies will be voted on a best efforts basis only.
Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.
Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.
RECORD KEEPING
In accordance with Rule 204-2 under the Advisers Act, H&W will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that H&W may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by H&W that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.
H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of H&W’s Proxy Voting Policies and Procedures free of charge by written request addressed to H&W. For its mutual fund clients, H& W will provide information about how H&W voted each mutual fund’s securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th. Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.
Revised: September 21, 2012
JENNISON ASSOCIATES LLC.
PROXY VOTING POLICY AND PROCEDURES
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

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In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.

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Jennison’s Proxy Voting Committee will review the Proxy Voting for Conflicts Documentation Form and will consider any other relevant facts to determine if there is a conflict. If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines, then the voting decision must be reviewed and approved by the Chief Executive Officer and the Chief Compliance Officer prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.

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■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review proxy voting reports to confirm that Jennison is following these Policies and Procedures.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV.	Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
J.P. MORGAN INVESTMENT MANAGEMENT, INC. (JPMorgan)
Proxy Voting Guidelines. The Board of Trustees has delegated to JPMorgan and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

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When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
■	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
■	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMorgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
■	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
■	JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
■	JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
■	JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
■	JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
■	JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
■	JPMorgan will generally vote against anti-takeover devices.
■	Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
■	JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.
■	JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the

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analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
■	JPMorgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
■	JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
■	JPMorgan votes against proposals for a super-majority vote to approve a merger.
■	JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
■	JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
■	JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.
■	JPMorgan generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.
■	JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
LAZARD ASSET MANAGEMENT LLC
Proxy Voting Policies and Procedures
Policy:
As a fiduciary, Lazard Asset Management LLC (the “Investment Manager”) is obligated to vote proxies in the best interests of its clients. The Investment Manager has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. The Investment Manager has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.
The Investment Manager manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, the Investment Manager's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, the Investment Manager must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.
Procedures:
Administration and Implementation of Proxy Voting Process. The Investment Manager's proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to the Investment Manager's Chief Operating Officer. Oversight of the process is provided by the Investment Manager's Legal/Compliance Department and by a Proxy Committee consisting of senior officers of the Investment Manager. To assist it in its proxy-voting responsibilities, the Investment Manager currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world's largest providers of proxy-voting services. ISS provides the Investment Manager with its independent analysis and recommendation regarding virtually every proxy proposal that the Investment Manager votes on behalf of its clients, with respect to both US and non-US securities.
The Investment Manager's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that the Investment Manager should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. The Investment Manager believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with the Investment Manager's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.
Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines

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for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.
Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for the Investment Manager. Should the appearance of such a conflict exist, the Investment Manager will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, the Investment Manager will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, the Investment Manager will follow the recommendation of ISS's Proxy Advisor Service.
LMCG INVESTMENTS, LLC
The proxy voting guidelines of LMCG Investments, LLC (the Firm) contained herein are a sampling of select, key guidelines and are not all inclusive. The Firm will review its proxy voting policies and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.
1.	Audit-related Items:
Auditor Ratification
Generally vote FOR proposals to ratify auditors unless:
■	An auditor has a financial interest in or association with the company and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
■	Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
■	Fees for non-audit services are excessive
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
2.	Board of Directors:
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:
■	Management’s track record;
■	Background to the proxy contest;
■	Qualifications of Director nominees;
■	Strategic plan of dissident slate and quality of critique against management;
■	Likelihood that the proposed goals and objectives can be achieved; and
■	Stock ownership positions
Board responsiveness
Vote case-by-case on individual directors, committee members or the entire board of directors as appropriate if:
■	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company
■	Board failed to act on a shareholder proposal that received the support of a majority of shares cast in the previous year
■	Board failed to act on takeover offer where majority of shares tendered
■	Board failed to address issues related to a director receiving 50% or more withhold/against votes
■	Board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes

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Vote AGAINST or WITHHOLD from entire board of directors for problematic practices or material failures in the areas of accountability, independence or competence:
Board accountability, including items such as:
■	A classified board structure
■	A supermajority vote requirement
■	Inability for shareholders to call special meetings
■	Inability of shareholders to act by written consent
■	Dual-class capital structure
■	Non-shareholder approved poison pill
■	Material failures of governance, stewardship, risk oversight, fiduciary responsibility
■	Failure to replace management as appropriate
Director independence, including items such as:
■	Inside or affiliated director serves on key committees
■	Company lacks an audit, compensation or nominating committee
■	Independent directors make up less than a majority of directors
Director competence, including items such as:
■	Not all director’s attended 75% of the aggregate board and committee meetings
■	Sit on more than six public company boards
Independent Chair (Separate CEO/Chair)
Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.
Majority Vote Shareholder Proposals
Generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.
Audit Committee related items
Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:
■	Non-audit fees paid to auditor are excessive
■	Company receives an adverse opinion on financial statements
■	Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm
Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:
■	Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses
Compensation Committee related items
In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:
■	There is significant misalignment between CEO pay and company performance
■	Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
■	Board exhibits significant level of poor communication and responsiveness to shareholders
■	Company fails to submit one-time transfer of stock options to shareholder vote
■	Company fails to fulfill terms of burn rate commitment made to shareholders
Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:
■	Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
■	Specific actions to address issues that contributed to low level of support
■	Other recent compensation practices

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■	Whether the issues raised are recurring or isolated
■	Company’s ownership structure
■	Whether support level was less than 50%,
Performance/Governance Evaluation for Directors
Generally vote WITHHOLD or AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.
3.	Shareholder Rights and Defenses:
Advanced Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.
Poison Pills
Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.
4.	Capital and Corporate Restructurings:
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.
Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock with superior voting rights
Share Repurchase Programs
Vote FOR management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.
Mergers and Acquisitions
Overall Approach – Vote CASE-BY-CASE
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Negotiations and process;
■	Conflicts of Interest; and
■	Governance
5.	Compensation:

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Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on ballot items related to executive pay and practices
Vote AGAINST Advisory Votes on Executive Compensation (MSOP) if:
■	There is significant misalignment between CEO pay and company performance
■	Company maintains problematic pay practices
■	Board exhibits significant level of poor communication and responsiveness to shareholders
Vote AGAINST or WITHHOLD from members of the Compensation Committee if:
■	There is no MSOP on the ballot
■	Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
■	The company has poor compensation practices
Vote FOR annual advisory votes on compensation.
Employee Stock Purchase Plans
Vote CASE-BY-CASE on non-qualified employee stock purchase plans.
Option Exchange Programs/Re-pricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans.
6.	Corporate Social Responsibility (CSR) Issues:
General approach on CSR issues is to vote CASE-BY-CASE taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by other companies to similar issue and degree to which proprietary or confidential information would be disclosed.
Some issues that fall under this topic include proposals on:
■	Company’s political spending, lobbying efforts and charitable contributions
■	Animal welfare practices
■	Energy and environmental issues
■	Equal employment opportunity and discrimination
■	Diversity
■	Product safety and hazardous materials
7.	Conflicts of Interest:
Conflicts of interest could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these guidelines and the ISS recommendation for voting guidance.
LOOMIS, SAYLES & COMPANY, L.P. (Loomis Sayles)
1. GENERAL
A.	Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment

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Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).
Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.	General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.
2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.
3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.
4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.
5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.
6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.
7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.
8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

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C.	Proxy Committee.
1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.
2.	Duties. The specific responsibilities of the Proxy Committee include,
a. to develop, authorize, implement and update these Proxy Voting Procedures, including:
(i) annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;
b. to oversee the proxy voting process, including:
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:
(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,
(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,
(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.
3. Standards.
a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

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4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).
D.	Conflicts of Interest.
Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.
E.	Recordkeeping and Disclosure.
Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.
2. PROPOSALS USUALLY VOTED FOR
Proxies involving the issues set forth below generally will be voted FOR.
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.
Blank Check Preferred Authorization:
A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

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Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.
Changing Corporate Name: Vote for changing the corporate name.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Director Nominees in Uncontested Elections:
A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.
Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.
Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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Golden and Tin Parachutes:
A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.
Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
Independent Board Chairman:
A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Ratifying Auditors:
A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

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Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Shareholder Ability to Alter the Size of the Board:
A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.
3. PROPOSALS USUALLY VOTED AGAINST
Proxies involving the issues set forth below generally will be voted AGAINST.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Director and Officer Indemnification and Liability Protection:
A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.
Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Shareholder Ability to Remove Directors:
A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

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Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
Unequal Voting Rights:
A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.
4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE
Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.
Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
5. PROPOSALS REQUIRING SPECIAL CONSIDERATION
The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

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Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.
Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.
Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.
Animal Rights: Proposals that deal with animal rights.
Energy and Environment: Proposals that request companies to file the CERES Principles.
Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.
Human Resources Issues: Proposals regarding human resources issues.
Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.
Military Business: Proposals on defense issues.

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Northern Ireland: Proposals pertaining to the MacBride Principles.
Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.
Third World Debt Crisis: Proposals dealing with third world debt.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Greenmail:
A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.
Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.
Poison Pills:
A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.
Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.
Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.
Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.
Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.
Shareholder Proposals to Limit Executive and Director Pay:
A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.
Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.
LONGFELLOW INVESTMENT MANAGEMENT CO. LLC.
PROXY VOTING POLICY
Where the power to vote proxies has been delegated to Longfellow Investment Management Co. LLC. (LIM), LIM has the responsibility for voting in a manner that is in the best economic interests of the client. LIM shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment. In some instances LIM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest is insignificant or the cost of voting the proxy outweighs the benefit to the client’s portfolio. In voting on each and every issue, LIM shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. Proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. LIM would generally vote for proposals that increase shareholder value and maintain or increase shareholder rights. LIM will generally vote for management proposals for merger or reorganization. LIM will generally vote for the selection of independent auditors. Where LIM perceives that the proposal, if approved, would tend to limit or reduce the economic value of the client’s investment, LIM will generally vote against it. There may be instances where the interests of LIM may conflict or appear to conflict with the interests of its clients. For example: a situation where a portfolio holding is a client or an affiliate of a client of LIM. In such situations LIM, consistent with its duty of care and duty of loyalty, may engage an independent third party to determine how the proxy should be voted.
LORD, ABBETT & CO. LLC
PROXY VOTING POLICIES AND PROCEDURES
Introduction
Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.
Proxy Voting Process Overview
Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.
Lord Abbett has implemented the following approach to the proxy voting process:
■	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.
■	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.
■	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

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■	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.
Retention and Oversight of Proxy Service Provider
Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.
Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.
Conflicts of Interest
Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:
■	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.
■	Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations.
■	Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote all shares on behalf of all clients that hold a security that presents a conflict of interest for the Funds in accordance with the voting instructions received from the Funds’ Proxy Committees, unless Lord Abbett proposes to follow the Proxy Service Provider’s recommendation.
■	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securit(ies) or instrument(s) are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. The Chief Administrative Officer, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.
Proxy Voting Guidelines
A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

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For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.
A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.
B.	Directors
1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.
2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.
3.	Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.
4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.
5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the

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presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.
C.	Compensation and Benefits
1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.
2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.
3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.
4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.
5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

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6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.
7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.
8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.
9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.
D.	Corporate Matters
1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.
2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.
3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.
4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of

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more than 10% of a company’s voting stock.
E.	Anti-Takeover Issues and Shareholder Rights
1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.
2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.
3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.
4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.
5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.
6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.
7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.
8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest

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rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.
9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.
10.	Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.
11.	Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.
F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.
G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.
Document Revision History
Amended: February 25, 2016
History of Amendments to the Proxy Voting Policies and Procedures
Adopted: September 17, 2009
Amended:
■	September 14, 2010
■	March 10, 2011
■	September 13, 2012
■	September 19, 2014
■	September 17, 2015
■	February 25, 2016
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1 We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.
2 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

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3 The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
LSV ASSET MANAGEMENT
LSV Asset Management has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.
LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.
LSV's quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore has retained an independent, expert third party, currently Glass Lewis & Co. (GLC). GLC implements LSV's proxy voting process, provides assistance in developing guidelines to assist in proxy voting, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.
Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client's best interest.
LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.
Clients may receive a copy of LSV's proxy voting policy and voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2016
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and

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procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.	Voting Guidelines;
B.	Administrative Procedures;
C	Records Retention; and
D.	Reports.
A.	VOTING GUIDELINES
1.	General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
2.	MFS’ Policy on Specific Issues
Election of Directors
MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

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MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.
MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.
MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.
Majority Voting and Director Elections
MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).
Classified Boards
MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.
MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.
Stock Plans
MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.
MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to

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exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).
Advisory Votes on Executive Compensation
MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

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MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
Proxy Contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Reincorporation and Reorganization Proposals
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Issuance of Stock
There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.
Repurchase Programs
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Cumulative Voting
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
Written Consent and Special Meetings
The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.
Independent Auditors

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MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
Other Business
MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting
MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.
Environmental, Social and Governance (“ESG”) Issues
MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
Foreign Issuers

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MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.
MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.
Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.
Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.
In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.
B.	ADMINISTRATIVE PROCEDURES
1.	MFS Proxy Voting Committee

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The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and
c.	Considers special proxy issues as they may arise from time to time.
2.	Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

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If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law.
Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.	Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.	Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals)a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

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As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5.	Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6.	Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.	Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.
C.	RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.	REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

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Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.
2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
NEUBERGER BERMAN INVESTMENT ADVISERS LLC
Proxy Summary. Neuberger Berman Investment Advisers LLC (Neuberger Berman) has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.
In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

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With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.
With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.
PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.
In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
PARAMETRIC PORTFOLIO ASSOCIATES LLC
Proxy Voting Policy
Parametric Portfolio Associates, LLC (“Parametric”) is generally authorized by its clients in the investment advisory agreement to vote proxies for the securities held in their accounts. However, clients may retain this authority, in which case Parametric may consult with clients regarding proxy voting decisions as requested.
It is Parametric’s policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. Parametric votes on an individual basis and bases its voting decisions exclusively on its reasonable judgment of what will serve the best financial interests of the client. Where economic impact is judged to be immaterial, Parametric typically votes in accordance with management’s recommendations.
To assist in its voting process, Parametric currently engages Broadridge’s ProxyEdge® (“ProxyEdge”), a third-party service provider that specializes in providing a variety of proxy related services.

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In addition to voting proxies, Parametric:
i.	Maintains a written proxy voting policy, which may be updated and supplemented from time to time;
ii.	Provides a copy of its proxy voting policy and procedures to clients upon request;
iii.	Retains proxy voting records for each client account to determine i) that all proxies are voted, and ii) that they are voted in accordance with Parametric’s policy; and
iv.	Monitors voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately. In the case of a conflict between Parametric and its clients, Parametric may outsource the voting authority to an independent third party.
Although no proxy vote is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reasons for voting differently.
Affirmative votes are generally cast for ballot items that:
i.	Are fairly common management sponsored initiatives;
ii.	Increase total shareholder value while mitigating associated risk;
iii.	Promote long-term corporate responsibility and accountability and sound corporate governance; and
iv.	Provide the intent of maximizing long-term benefits of plan participants and beneficiaries.
Negative votes are generally cast for ballot items that:
i.	Restrict social, political, or special interest issues that impact the ability of the company to do business or be competitive;
ii.	Have a substantial financial or best interest impact favoring officers, directors or key employees;
iii.	Prevent the majority of stakeholders from exercising their rights; and
iv.	Incur substantial costs.
Traditionally, shareholder proposals are commonly used for putting social initiatives and issues in front of management and other shareholders. Under Parametric’s fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client’s investment mandate.
On occasion, Parametric may elect to take no action when it is determined that voting the proxy will result in share blocking, which prevents it from trading that specific security for an uncertain period of time prior to its next annual meeting. Parametric may also elect to take no action if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant.
Non-routine proxies that are outside the scope of Parametric’s standard proxy voting policy are voted in accordance with the guidance of the appropriate investment personnel. Adequate documentation must be retained.
Foreign proxy voting notification and distribution policies and procedures may significantly differ from those that are standard for companies registered in the United States. Meeting notification and voting capability time lines may be extremely truncated and may be further exacerbated by time zones. Therefore, occasions may arise where Parametric may not receive the proxy information in sufficient time to vote the proxies.
In addition, there are certain countries with complex legal documentation or share blocking requirements that may make it difficult, costly and/or prohibit Parametric from voting a company’s proxy. Parametric must seek to vote every proxy for every applicable security and account; however, there can be no guarantees that this will occur.
Clients may request information regarding Parametric’s proxy voting policies and procedures and actual proxy votes cast for any applicable period by contacting the firm via telephone, email or in writing.flict and the resolution of the matter.

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PGIM, INC. (PGIM)
The policy of each of PGIM's asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a predetermined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
PRUDENTIAL FIXED INCOME. Prudential Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect Prudential Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.
Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. Prudential Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, Prudential Fixed Income’s proxy voting committee will determine the vote. Not all ballots are received by Prudential Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, Prudential Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, Prudential Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. Prudential Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of Prudential Fixed Income. When Prudential Fixed Income identifies an actual or potential conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.
Any client may obtain a copy of Prudential Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
PGIM REAL ESTATE. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
FIAM Proxy Voting Guidelines

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January 2016
I.	General Principles
A.	Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other FIAM or Fidelity companies' relationship, business or otherwise, with that portfolio company. In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.
B.	FMR Investment Proxy Research votes proxies on behalf of FIAM’s clients. Execution of FIAM Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM’s clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or FIAM employee is acting solely on the best interests of FIAM, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of FIAM and its customers.
C.	Except as set forth herein, FIAM will generally vote in favor of routine management proposals.
D.	Non-routine proposals will generally be voted in accordance with the Guidelines.
E.	Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office, FMR’s Head of Fiduciary Oversight and Board Support, and a member of senior management within FMR Investment Proxy Research.
F.	FIAM will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.
G.	Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
H.	In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.
I.	Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.
II.	Definitions (as used in this document)
A.	Anti-Takeover Provision - includes fair price amendments; classified boards; “blank check” preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.
B.	Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times

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annual compensation (salary and bonus) in the event of a termination following a change in control.
C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.
D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.
E.	Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.
F.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
G.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
H.	Micro-Capitalization Company - a company with market capitalization under US $300 million.
I.
Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.
III.	Directors
A.	Election of Directors
FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:
1.	An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.
With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:
a.	The Poison Pill includes a Sunset Provision of less than five years;
b.	The Poison Pill includes a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill;
c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and
d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.
FIAM will also consider not withholding authority on the election of directors when:
e.	FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or
f.	One or more of the conditions a. through d. above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.
2.	The company refuses, upon request by FIAM, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.
3.	Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.
4.	Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.
5.	The company has not adequately addressed concerns communicated by FIAM in the process of discussing

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executive compensation.
6.	To gain FIAM’ support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.
7.	The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
8.	The board is not composed of a majority of independent directors.
B.	Contested Director Election
FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds’ assets are invested. FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management’s track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder’s and management’s nominees; and other factors. Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.
C.	Indemnification
FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.
D.	Independent Chairperson
FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.
E.	Majority Director Elections
FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.
F.	Proxy Access
FIAM will generally vote against management and shareholder proposals to adopt proxy access.
IV.	Compensation
A.	Executive Compensation
1.	Advisory votes on executive compensation
a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:
(i)	The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;
(ii)	The alignment of executive compensation and company performance relative to peers; and
(iii)	The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the

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sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
b.	FIAM will generally vote against proposals to ratify Golden Parachutes.
2.	Frequency of advisory vote on executive compensation
FIAM will generally support annual advisory votes on executive compensation.
B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).
FIAM will generally vote against equity award plans or amendments to authorize additional shares under such plans if:
1.	(a) The company’s average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.
2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.
3.	The plan includes an Evergreen Provision.
4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
C.	Equity Exchanges and Repricing
FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:
1.	Whether the proposal excludes senior management and directors;
2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3.	The company's relative performance compared to other companies within the relevant industry or industries;
4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.
D.	Employee Stock Purchase Plans
FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
E.	Employee Stock Ownership Plans (ESOPs)
FIAM will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FIAM may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FIAM may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FIAM will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
F.	Bonus Plans and Tax Deductibility Proposals

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FIAM will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
V.	Anti-Takeover Provisions
FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:
A.	The Poison Pill either:
1.	includes the following features:
a.	A Sunset Provision of no greater than five years;
b.	Linked to a business strategy that is expected to result in greater value for the shareholders;
c.	Requires shareholder approval to be reinstated upon expiration or if amended;
d.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and
e.	Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or
2.	Has been narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
B.	It is an Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or
C.	It is a fair price amendment that considers a two-year price history or less.
FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:
D.	In the case of shareholder proposals regarding shareholders’ right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.
E.	In the case of proposals regarding shareholders’ right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.
F.	In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests due to the presence of a substantial or dominant shareholder.
VI.	Capital Structure / Incorporation
A.	Increases in Common Stock
FIAM will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.
B.	Reverse Stock Splits
FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

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C.	Multi-Class Share Structures
FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
D.	Cumulative Voting Rights
FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.
E.	Acquisition or Business Combination Statutes
FIAM will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.
F.	Incorporation or Reincorporation in Another State or Country
FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
VII.	Shares of Investment Companies
A.	If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of such underlying fund or class (“echo voting”). FIAM may choose not to vote if “echo voting” is not operationally feasible.
B.	Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders. For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.
VIII.	Other
A.	Voting Process
FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.
B.	Regulated Industries
Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.
QUANTITATIVE MANAGEMENT ASSOCIATES LLC
It is the policy of Quantitative Management Associates LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between its clients' interest and QMA’s own, QMA’s policy is to act solely in its clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.
QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of its clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. Where issues are not addressed by its policy, or when circumstances suggest a vote not in accordance with its established guidelines, voting decisions are

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made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment, operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.
QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
Allianz Global Investors U.S. LLC Proxy Voting Policy Summary
AllianzGI may be granted by its clients the authority to vote proxies of the securities held in client accounts. AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities. The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, the Proxy Provider policies are consulted and/or the Proxy Committee will review the issue. In the event that either an analyst or portfolio manager wishes to override the Proxy Guidelines, the analyst or portfolio manager will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.
In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
AllianzGI US will generally refrain from voting proxies on securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.
In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI

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US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
AllianzGI US may instead vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines. AllianzGI US typically votes proxies as part of its discretionary authority to manage Wrap Program accounts, unless a client has indicated to the Sponsor that it has explicitly reserved the authority to vote proxies for itself. AllianzGI US will generally vote all proxies sent to it by the Sponsor on an aggregate basis. When AllianzGI US votes proxies on an aggregate basis, the proxy voting records are generally available only on an aggregate level and are not maintained on an individual account basis.
If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.
The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
Clients may obtain a copy of the Proxy Guidelines upon request. To obtain a copy of the Proxy Guidelines or to obtain information on how an account’s securities were voted, clients should contact their account representative.
BOSTON PARTNERS AND WEISS PECK & GREER
PROXY VOTING POLICY SUMMARY
Boston Partners’ Proxy Policy Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Guidelines”) and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist Boston Partners in carrying out its responsibilities with respect to proxy activities for Boston Partners and Weiss, Peck & Greer, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Guidelines. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
Boston Partners’ Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.
Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, Boston Partners has outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on Boston Partners’ behalf. Although Boston Partners has instructed ISS to vote in accordance with the Guidelines, Boston Partners retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. Boston Partners may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

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Conflicts
ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Boston Partners’ predetermined Guidelines. Because Boston Partners votes proxies based on predetermined Guidelines, Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients. However, Boston Partners may deviate from the Guidelines in certain circumstances or its Guidelines may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines or if its Guidelines do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
Disclosures
A copy of Boston Partners’ Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from Boston Partners’ relationship manager.
Wrap Program account clients may obtain information regarding Boston Partners’ policies and procedures or their voting record by contacting Boston Partners at (866) 762-6699.
RS INVESTMENT MANAGEMENT CO. LLC
PROXY VOTING POLICIES AND PROCEDURES
I.	PURPOSE AND GENERAL STATEMENT
The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RSIM”) votes the securities owned by its advisory clients for which RSIM exercises voting authority and discretion (the “Proxies”). The advisory clients for which RSIM votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of RSIM’s clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; RSIM takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to RSIM, these policies and procedures apply equally to registered investment companies and other institutional accounts.
II.	POLICIES RELATING TO PROXY VOTING
The guiding principle by which RSIM votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of RSIM, in accordance with RSIM’s fiduciary duties. RSIM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to address material conflicts of interest on the part of RSIM or its affiliates that might affect RSIM’s voting decisions on behalf of its clients. All RSIM personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.
It is the general policy of RSIM to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. RSIM reserves the right to abstain on any particular vote or otherwise refrain from voting on any matter if in the judgment of RSIM, the circumstances make such an abstention or refraining otherwise advisable and in the best interest of its clients.

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For example, the cost of voting the proxy may exceed the expected benefit to the client. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that result in a holding becoming illiquid for a period of time) and limitations that impede or make the exercise of shareholder rights impractical. These limitations may include:
■	Untimely or inadequate notice of shareholder meetings;
■	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;
■	In-person voting requirements;
■	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);
■	The need to grant local agents powers of attorney to facilitate voting instructions;
■	Proxy materials or ballots not being readily available; and
In addition, voting rights or rights to consent with respect to securities that have been placed on loan by a client or a client’s custodian generally pass to the borrower, which may interfere with RSIM’s ability to vote on shareholder matters. In these and similar circumstances, RSIM may not, or may be unable to, act on specific proxy matters. With respect to securities held by the series of RS Investment Trust and RS Variable Products Trust that have been placed on loan, however, RSIM recognizes that it retains the right to call the loans at any time on reasonable notice and it will call the loans, vote proxies, or otherwise obtain the rights to vote or consent if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment (as determined by the Committee (as defined below)).
Absent any legal or regulatory requirement to the contrary, it is generally the policy of RSIM to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Registered investment company clients disclose the votes cast on their behalf by RSIM in accordance with their legal and regulatory requirements. Any other institutional client of RSIM can obtain details of how RSIM has voted the securities in its account by contacting the client’s designated client service representative.
III.	PROXY POLICY COMMITTEE
Certain aspects of the administration of this Policy are governed by a Proxy Policy Committee (the “Committee”). The Committee is currently comprised of compliance, legal, and operations personnel, including the Chief Compliance Officer (or his or her designee) (the “CCO”). The Committee may change its structure or composition from time to time.
The Committee:
1.	Considers the Compliance Department’s determination as to the absence or presence of a material conflict of interest arising out of Special Votes and proposed Overrides of the Guidelines (each as defined below).
2.	Meets to consider abstaining from a particular vote or refraining from voting on any matter, Overrides of the Guidelines and Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the CCO shall determine.
3.	Generally holds a regular meeting during each calendar quarter, at which the Committee reviews the proxy voting activity from the prior quarter, including a sample of the proxy votes to determine whether the votes taken complied with this Policy and the Guidelines. The Committee also reviews a sample of the proxy votes that relate to certain proposals the Committee determines require more analysis.
4.	Reviews the existing Guidelines and this Policy at least once each calendar year to, among other things, make sure the Guidelines and this Policy have been implemented effectively and continue to be reasonably designed to ensure that Proxies are voted in the best interests of clients. In connection with such review, the Committee may recommend any changes to the Guidelines and this Policy to the CCO.
Except as otherwise described herein, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. A record of any decision made by less than a unanimous vote of the members of the Committee present at the meeting shall be maintained in the Committee’s records. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.
IV.	PROXY VOTING PROCEDURES
A.	The Proxy Voting Service Provider

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When considering whether to retain a proxy voting service provider, RSIM must determine whether the proxy voting service provider has the capacity and competency to adequately analyze proxy issues. In making this determination, RSIM will consider, among other things:
1.	The adequacy and quality of the proxy voting service provider’s staffing and personnel;
2.	The robustness of the proxy voting service provider’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest;
3.	The proxy voting service provider’s policies and procedures regarding its ability to detect proxies and vote them in a timely manner; and
4.	Any other considerations appropriate in considering the nature and quality of the services provided by the proxy voting service provider.
RSIM has retained a proxy voting service provider (the “Proxy Voting Service Provider”) to handle the operational aspects of voting Proxies for the accounts of its advisory clients. The Proxy Voting Service Provider receives a daily electronic feed of all holdings in the accounts of clients for which RSIM has proxy voting authority, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to the Proxy Voting Service Provider. As a result of RSIM’s decision to use the Proxy Voting Service Provider, there is generally no physical handling of Proxies by RSIM personnel. In addition, the Proxy Voting Service Provider prepares analyses of, and recommendations on, most matters submitted to a shareholder vote.
The CCO will coordinate with the Proxy Voting Service Provider to ensure that the Proxy Voting Service Provider updates RSIM of:
1.	Changes to the Proxy Voting Service Provider’s conflict policies and procedures; and
2.	Certain material business changes, including with respect to the Proxy Voting Service Provider’s capacity and competency to provide proxy voting advice.
The Committee shall review such changes and address any conflicts that have arisen.
B.	Voting
In advance of the deadline for any particular vote, the Proxy Voting Service Provider posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis, recommendation, or other information that the Proxy Voting Service Provider has prepared with respect to the vote. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.
RSIM has adopted proxy voting guidelines, as amended from time to time, (the “Guidelines”) that set forth how RSIM plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RSIM, the Proxy Voting Service Provider will automatically vote in accordance with the Guidelines.
RSIM reserves the right to override the Guidelines when it considers that such an Override (as defined below) would be in the best interest of its clients, taking into consideration relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.
In addition, there may be situations involving matters presented for shareholder vote that (1) are not governed by the Guidelines or (2) warrant review by a portfolio manager or investment analyst (because of, for example, the nature of the matter presented to security holders or the percentage of the issuer’s shares to be voted by RSIM) (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.
The Compliance Department is responsible for ensuring that the actions required by this Policy and the voting of the Proxy itself will be conducted in a timely manner, and will set internal deadlines as necessary.
C.	Procedures for Overriding the Guidelines
If any portfolio manager or investment analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RSIM to vote in a manner inconsistent with the Guidelines (an “Override”), the procedures set forth below shall apply.

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In the case of a portfolio manager or investment analyst who believes RSIM should vote in a manner inconsistent with the Guidelines, he or she first must submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RSIM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RSIM to the company on whose behalf Proxies are being solicited, personal shareholdings of any RSIM personnel in the company, differing interests of clients or any other relevant material conflict of interest.
If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to two members of the Committee for ratification. If two members of the Committee agree that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct the Proxy Voting Service Provider accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.
If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. In the case of a material conflict of interest relating to a member of the Committee, such member shall recuse himself of herself from the matter. As part of its deliberations, the Committee will review, as applicable, the following:
1.	A description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
2.	Data regarding client holdings in the relevant issuer;
3.	Information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;
4.	The vote indicated by the Guidelines, together with any relevant information provided by the Proxy Voting Service Provider; and
5.	The rationale for the request for an Override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or investment analyst, as the case may be.
After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of RSIM’s clients. The Compliance Department will then inform the Proxy Voting Service Provider of this decision and instruct the Proxy Voting Service Provider to vote accordingly. The Committee may vote to authorize an Override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an Override would be in the best interests of the clients in question. Whether or not the Committee authorizes an Override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.
D.	Procedures Regarding Special Votes
If the Compliance Department is informed by the Proxy Voting Service Provider or otherwise becomes aware of a Special Vote, it will submit the matter to the appropriate portfolio manager or investment analyst for review. If the portfolio manager or investment analyst determines to vote in a manner that is consistent with both the Guidelines (to the extent that the matter is addressed in the Guidelines) and the recommendation of the Proxy Voting Service Provider, the Compliance Department will then instruct the Proxy Voting Service Provider to vote based on the determination of the portfolio manager or investment analyst, as the case may be. If the portfolio manager or investment analyst determines to vote in a manner that is inconsistent with either of the Guidelines or the recommendation of the Proxy Voting Service Provider, the Compliance Department will determine whether or not the Special Vote involves a material conflict of interest on the part of RSIM. As with cases of recommended Overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to two members of the Committee for ratification. If two members of the Committee determine that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct the Proxy Voting Service Provider to vote based on the determination of the portfolio manager or investment analyst, as the case may be. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.
If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. In the case of a material conflict of interest relating to a member of the Committee, such member shall recuse himself of herself from the matter. As part of its deliberations, the Committee will review, as applicable the following:

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1.	A description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;
2.	Data regarding client holdings in the relevant issuer;
3.	Information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;
4.	Analysis prepared by the Proxy Voting Service Provider with respect to the Special Vote; and
5.	Other relevant information.
After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform the Proxy Voting Service Provider of this decision and instruct the Proxy Voting Service Provider to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.
V.	RS ACCOUNTS
RSIM may manage accounts where all or substantially all of the assets of the accounts are assets of RSIM or its affiliates (“RS Accounts”). RSIM will vote on behalf of any RS Account in accordance with the Guidelines on the same basis as any other client account, except that, in any case where an RS Account holds a short position in a security that any other client account holds long, or holds long a security in which any other client account holds a short position, then (i) the Committee shall specifically take into account the RS Account position in considering conflicts of interest between RSIM and its other clients under this policy, and (ii) RSIM shall either abstain or otherwise refrain from voting with respect to any shares it might be entitled to vote for the RS Account or shall vote them in the same manner as it will vote for all other client accounts that are not RS Accounts (or in the same manner as it will vote for the majority of such other client accounts, if it is not casting the same vote for all such accounts).
VI.	UNDUE INFLUENCE
If at any time any person is pressured or lobbied either by RSIM personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an Override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).
VII.	RECORDKEEPING
All records required to be maintained pursuant to these policies and procedures shall be maintained in accordance with RSIM’s Record Retention Policy.
VIII.	ADMINISTRATION OF POLICIES AND PROCEDURES
The CCO is responsible for the communication of these policies and procedures to the appropriate personnel. The CCO will periodically review these policies and procedures and is responsible for obtaining any required approvals before these policies and procedures are amended in a material respect.
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED
Schroders Environmental, Social & Governance Policy
Schroders is an investment manager managing investments for clients in a variety of asset classes and for a variety of objectives but all with a common theme of producing returns for clients. This document illustrates how Schroders exercises the rights and responsibilities attaching to equity securities in which the funds of clients are invested. This paper may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.
Schroders believes that well managed companies will deliver sustainable competitive advantage and long term shareholder value, and therefore an analysis and consideration of a company’s financial performance, the quality of its management structures, the suitability of internal controls and the ability of the board to manage operational performance, environmental and social risks and opportunities will

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affect our stock valuation and selection strategies. It is in the interests of our clients that we will expect boards and executives to consider and review the strategy, operating performance, quality of leadership and the internal controls of the companies they direct, in order to produce the returns required by our clients.
On behalf of our clients Schroders has share ownership rights and exercising these rights, through company engagement and proxy voting, is an integral part of our role in managing, protecting and enhancing the value of our clients’ investments. In exercising these responsibilities we combine the perspectives of our portfolio managers and company, environmental, social and governance (ESG) analysts to form a rounded view of each company and the issues it faces. It follows that we will concentrate on each company’s ability to create sustainable value and may question or challenge companies about ESG issues that we perceive may affect their future value.
December 2014
Our ESG Process
Investment. Schroders overriding objective for integrating an ESG approach into the equity investment process is to, wherever possible, enhance returns and protect value for our clients. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of funds under our control and asset allocation decisions.
Stewardship. Share interests carry ownership rights and exercising those rights is an integral part of our investment process. The overriding principles are that our objectives for the exercise of shareholder rights and responsibilities are to enhance returns for clients and to work in the best interests of our clients.
We believe this is best achieved by considering and seeking to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attached to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.
Companies should act in the best interests of their owners, the shareholders. Companies must have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.
We accept that no one model of ESG can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights.
Analysis. Schroders believes that an analysis and evaluation of ESG issues and their impact on investments is a fundamental part of the stock valuation and selection process. Typically ESG analysis will source information from a mosaic of sources, including (but not limited to) the company itself, specialist research providers, brokers and academics. We will utilise internationally recognised benchmarks, codes and standards1 as guidelines for corporate best practice within our ESG company analysis, but we are pragmatic in our recognition that no “one” model of ESG management can apply to a company, and that each company has to be considered in respect of the industry and markets in which it operates. Typically good corporate ESG practice should ensure that:
■	there is an empowered and effective board
■	there are appropriate checks and balances in company management systems
■	there are effective systems for internal control and risk management covering ESG and other significant issues
■	there is suitable transparency and accountability
■	management remuneration is aligned with long term shareholder value
Integration. Wherever relevant the analysis of a company’s ESG performance is part of our investment process. Such analysis enhances our understanding of a company and its ability to deliver sustainable long term shareholder value. We accept that it is not always possible to apportion investment value to ESG issues but that ESG performance can provide a proxy for the quality of management and as such can be integrated into stock valuation. On occasion some ESG issues may have direct financial relevance (e.g. carbon emissions, water scarcity) and in these instances we will endeavour to integrate these considerations into our valuation process. We recognise that there is no set way for integrating ESG into the investment process, and as such different teams have developed varying approaches, and that these approaches may evolve over time.

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Engagement. Engagement with companies is part of our fundamental approach to the investment process as an active investor2. It has the advantage of enhancing communication and understanding between companies and investors. When engaging with companies our purpose is to either seek additional understanding or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. We concentrate on each company’s ability to create sustainable value and will question or challenge companies about issues, including those relating to ESG, that we perceive might affect the future value of those companies.
Voting: Coverage. We recognise our responsibility to make considered use of voting rights. We therefore evaluate voting issues on our investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. We normally hope to support company management, however, we will withhold support or oppose management if we believe that it is in the best interests of our clients to do so.
When voting, where there is insufficient information with which to make a voting decision or where market practices make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking3), we will not generally vote.
Voting: Operational. In order to act in the best interests of clients and in order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues.
All voting is overseen by investment professionals and is undertaken to enhance returns for clients.
We use a third party service to process all proxy voting instructions electronically. For certain investments (particularly those determined by quantitative processes) where holdings will generally be a small proportion of a company’s voting share capital, we will use a third party to determine and implement a vote on the grounds that the voting service will be more familiar with governance of those companies and the voting policy is not inconsistent with our own. At companies where we have a material holding, we will continue to vote according to our own policy.
Voting: Conflicts of Interest. Occasions may arise where a conflict or perceived conflict of interest exists, for example where the director of a company is also a director of Schroders plc. In such situations, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service).
If a recommendation from the third party is unavailable, or If Schroders believes it should override the recommendations of the third party and vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders will obtain the approval of the decision from the Schroders’ Head of Equities with the rationale of such vote being recorded in writing.
Screening. In addition to our ESG approach Schroders also provides a screening service for clients, as and when required. These may be for a themed fund or for a segregated mandate to reflect a client’s values within their investment approach.
Client Choice. ESG should be part of the investment management process in order to ensure that the governance policy is operated to enhance the value of funds under management. Accordingly, we believe it is appropriate for clients to give voting discretion to Schroders. However, clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases, we suggest such clients use an external voting service to vote their interests.
Disclosure. We produce quarterly and annual reports on our ESG activities, as well as hosting a Responsible Investment page on our internet site. We believe that our policy and processes comply with, and support the implementation of, the Principles for Responsible Investment and the UK Stewardship Code.
Reports on our use of voting rights and engagement with companies are available to clients.
Stock Lending. Lenders of stock do not generally have voting rights on lent stock. There may be occasions, however, where it is necessary to recall stock in order to vote it. We believe it would be appropriate to recall lent stock when a) the benefits for clients of voting outweigh the benefits of stock lending; b) the subject of the vote is material to the value of the company; and c) there is a realistic chance that voting the shares under our control would affect the outcome of the vote.
Voting Policy: Our Core Principles
The following pages set out the issues we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients. We will vote against any proposal or action by a company which would materially reduce shareholder rights or damage shareholder interests.
Strategy, Performance, Transparency and Integrity.

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Strategic Focus
Companies must produce adequate returns for shareholders.
If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning underperforming capital to shareholders in a tax-efficient manner.
Shareholders’ Interests
We will oppose any proposal or action which materially reduce or damage shareholders’ rights.
Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.
With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval.
Shareholders should be given sufficient information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.
Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.
Reporting to Shareholders
The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.
Companies must communicate clearly with shareholders. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.
Auditors
Audits provide a valuable protection to shareholders and should ensure the integrity of accounts.
In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company.
Internal Controls
The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and may determine whether the company can survive. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business.
Boards and Management.
Status and Role
The boards (the term ‘boards’ as used in this document includes the governing bodies of corporations, however described (for example, ‘supervisory boards’)) of the companies in which our clients’ monies are invested should consider and review, amongst other things, the strategic direction, the quality of leadership and management, the internal controls and the operating performance of those companies.
Board members must be competent and have relevant expertise.
The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.

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The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.
Every member of the board should stand for re-election by shareholders no less than every three years.
Companies should disclose sufficient biographical information about directors to enable investors to make a reasonable assessment of the value they add to the company.
Board Structure
Boards should consider the diversity and balance of the board:
■	The board should recognise the benefits of diversity
■	The board should be balanced, such that no group dominates the board or supervisory body.
■	There should be a material number of genuinely independent non- executives on the board or supervisory body.
Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member.
Performance and Succession Planning
It is emphasised that the success of a company will be determined by the quality and success of its people. Appointing the right people to lead a company is an essential part of this process. The process for selecting and retaining board members should therefore be robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.
It is important that companies which fail to achieve a satisfactory level of performance should review board membership and the role of senior executives.
Boards should therefore regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole.
Any issues identified should be resolved through, if necessary, operational changes or changes of personnel.
It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. Thus, it is a natural and healthy process to have staff turnover, including at senior executive and board level.
We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.
Committees
Boards should appoint an audit committee and a remuneration committee, each consisting of independent non-executive board members.
Capital.
Efficient Use of Capital
Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.
Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt.
Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.
Capital should not be used for value-destroying acquisitions.
Share Buybacks

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Buybacks are a valid means of creating value for investors at appropriate prices and when the objective is in the best interests of shareholders.
Issuing Shares
Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.
The creation of different classes of equity share capital must be fully justified.
Pre-emption Rights
Pre-emption rights are a key investor protection measure. We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.
Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.
We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.
Share Voting Rights
Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.
Executive Remuneration.
High calibre individuals are a vital component of success for any organisation. Remuneration policies should allow the recruitment and retention of these individuals and provide appropriate incentive arrangements which reward returns for shareholders.
In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.
We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.
In formulating proposals remuneration committees and boards should, in particular:
■	avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;
■	link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;
■	encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation
■	avoid arrangements that would encourage the destruction of shareholder value;
■	achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;
■	avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;
■	appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;
■	not reprice, adjust, or otherwise amend stock options and awards;
■	use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;
■	avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;

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■	focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.
Other Issues.
Takeover Bids
Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.
Poison Pills and Takeover Defences
Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.
Company Constitutions
The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.
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1 These include, but are not limited to, the Institutional Shareholders Committee, the Global Reporting Initiative, the Association of British Insurers, the United Nations Global Compact and the UK Stewardship Code.
2The extent to which we engage for particular funds as part of stock selection will vary; for quant funds, for example, meeting company managements will play no part in the selection process.
3Share blocking is a practice whereby restrictions are placed on the trading of shares which are to be voted.
SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

Security Capital Research & Management Incorporated (Security Capital) has adopted proxy voting procedures (“Procedures”) that incorporate detailed guidelines (Guidelines) for voting proxies in the best interests of clients.  Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines.  To assist Security Capital’s investment personnel with proxy voting proposals, independent proxy voting services are retained.  For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the independent proxy voting service recommendation is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast.
To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator.  The proxy committee is composed of the Proxy Administrator, senior business officers of Security Capital and the Legal, Compliance and Risk Management and Control departments. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.
T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES

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T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

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Meeting Notification
T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and

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employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

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Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).
THOMPSON, SIEGEL & WALMSLEY LLC
Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies.  TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis.  TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when

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directed (together, our clients).  TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices.  TS&W has retained the services of Institutional Shareholder Services (ISS).  ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940.  As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions.  ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide.  ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:
■	Operational Issues
■	Board of Directors
■	Proxy Contests
■	Anti-takeover Defenses and Related Voting Issues
■	Mergers and Corporate Restructurings
■	State of Incorporation
■	Capital Structure
■	Executive & Director Compensation
■	Corporate Responsibility:
■	Consumer Issues and Public Safety
■	Environment and Energy
■	General Corporate Issues
■	Labor Standards and Human Rights
■	Military Business
■	Workplace Diversity
■	Mutual Fund Proxies
■	Equity and Compensation Plans
■	Specific Treatment of Certain Award Types in Equity Plan Evaluations
■	Other Compensation Proposals & Policies
■	Shareholder Proposals on Compensation
TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:
Proxy Voting Guidelines:
Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.
Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals.  TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns.  TS&W and ISS will examine each issue solely from an economic perspective.
A complete summary of ISS’s voting guidelines, domestic & foreign, are available at: http://www.issgovernance.com/policy
Conflicts of Interest:
Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests.  Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.
Proxy Voting Process:
■	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

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■	The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
■	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.
■	TS&W will be responsible for account maintenance — opening and closing of accounts, transmission of holdings and account environment monitoring.
■	Order Implementation Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Order Implementation Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.
■	All proxies are voted solely in the best interest of clients.
■	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.
Practical Limitations Relating to Proxy Voting:
 While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so.  Identifiable circumstances include:
■	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.
■	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.
■	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.
■	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Proxy Voting Records & Reports:
■	The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.
■	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.
UBS ASSET MANAGEMENT (AMERICAS) INC.
The following is a summary of UBS Asset Management (Americas) Inc’s (UBS AM) proxy voting policy:
The proxy voting policy of UBS AM is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM's proxy voting policy.
When UBS AM's view of a company's management is favorable, UBS AM generally supports current management initiatives. When UBS AM's view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the

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financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS AM focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.
UBS AM has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM is aware of a conflict with respect to a particular proxy, the UBS AM Committee is notified and determines the manner in which such proxy is voted.
WEDGE CAPITAL MANAGEMENT L.L.P.
WEDGE Capital Management L.L.P. (WEDGE) established its proxy policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE's authority to vote client proxies is established by an advisory contract or a comparable document.
Voting Guidelines. The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.
WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co. LLC (Glass Lewis). Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against the management's recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.
Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.
CONFLICTS OF INTEREST. All conflicts of interest are to be resolved in the best interest of our clients.
To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.
All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:
1. An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.
2. An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.
3. The company in question is a client or prospective client of the firm.
If any of the three criteria listed above is met, or if the voting analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF) which identifies the potential conflict of interest and is used to document the review of the vote.

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For items 1 and 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst's vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.
Due to the importance placed on the Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.
PROXY VOTING RECORDS. As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:
■	The Proxy Policy
■	Record of each vote cast on behalf of WEDGE's clients
■	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs
■	Each written client request for proxy voting records and WEDGE's written response to any written or oral client request
POLICY DISCLOSURE. On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at either address below.
Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002
Via E-mail:
proxy@wedgecapital.com
REVIEW PROCEDURES
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.
WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Policy & Procedures:
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT

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Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.
■	Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
■	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
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In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: 1 January 2015
Global Proxy Voting Guidelines:
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.
Voting Guidelines:
Composition and role of the board of directors
■	Elect directors (Case by case). We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
■	Classify board of directors (Against). We will also vote in favor of shareholder proposals seeking to declassify boards.

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■	Adopt director tenure/retirement age (SP) (Against).
■	Adopt director and officer indemnification (For). We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
■	Allow special interest representation to board (SP) (Against).
■	Require board independence (For). We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
■	Require key board committees to be independent. (For). Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.
■	Require a separation of chair and CEO or require a lead director (SP) (Case by case). We will generally support management proposals to separate the chair and CEO or establish a lead director.
■	Approve directors’ fees. (For).
■	Approve bonuses for retiring directors. (Case by case).
■	Elect supervisory board/corporate assembly. (For).
■	Elect/establish board committee. (For).
■	Adopt shareholder access/majority vote on election of directors (SP) (Case by case). We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
■	Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management compensation
■	Adopt/amend stock option plans. (Case by case).
■	Adopt/amend employee stock purchase plans. (For).
■	Approve/amend bonus plans. (Case by case). In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
■	Approve remuneration policy. (Case by case).
■	Approve compensation packages for named executive officers. (Case by case).
■	Determine whether the compensation vote will occur every one, two, or three years. (One year).
■	Exchange underwater options. (Case by case). We may support value-neutral exchanges in which senior management is ineligible to participate.
■	Eliminate or limit severance agreements (golden parachutes) (Case by case). We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
■	Approve golden parachute arrangements in connection with certain corporate transactions. (Case by case).
■	Shareholder approval of future severance agreements covering senior executives (SP) (Case by case). We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
■	Expense future stock options (SP) (For).
■	Shareholder approval of all stock option plans (SP) (For).
■	Disclose all executive compensation (SP) (For).
Reporting of results
■	Approve financial statements (For).
■	Set dividends and allocate profits. (For).
■	Limit non-audit services provided by auditors (SP) (Case by case). We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.
■	Ratify selection of auditors and set their fees. (Case by case). We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
■	Elect statutory auditors. (Case by case).

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■	Shareholder approval of auditors (SP) (For).
Shareholder voting rights
■	Adopt cumulative voting (SP) (Against). We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.
■	Shareholder rights plans (Case by case). Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
■	We generally support plans that include:
■	Shareholder approval requirement
■	Sunset provision
■	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)
■	Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
■	Authorize blank check preferred stock. (Case by case). We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
■	Eliminate right to call a special meeting. (Against).
■	Establish right to call a special meeting or lower ownership threshold to call a special meeting (SP) (Case by case).
■	Increase supermajority vote requirement. (Against). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
■	Adopt anti-greenmail provision. (For).
■	Adopt confidential voting (SP) (Case by case). We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
■	Remove right to act by written consent. (Against).
Capital structure
■	Increase authorized common stock. (Case by case). We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
■	Approve merger or acquisition. (Case by case).
■	Approve technical amendments to charter. (Case by case).
■	Opt out of state takeover statutes. (For).
■	Authorize share repurchase. (For).
■	Authorize trade in company stock. (For).
■	Approve stock splits. (Case by case). We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.
■	Approve recapitalization/restructuring. (Case by case).
■	Issue stock with or without preemptive rights. (Case by case).
■	Issue debt instruments. (Case by case).
Environmental and social issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.
■	Disclose political and PAC Gifts (SP) (Case by case).
■	Report on sustainability (SP) (Case by case).
Miscellaneous
■	Approve other business. (Against).
■	Approve reincorporation. (Case by case).
■	Approve third-party transactions. (Case by case).
Dated: March 8, 2012
WESTERN ASSET MANAGEMENT COMPANY/WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WESTERN ASSET”)
BACKGROUND

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An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
PROCEDURE
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.	Proxies are reviewed to determine accounts impacted.
b.	Impacted accounts are checked to confirm Western Asset voting authority.
c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

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d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.	A copy of Western Asset’s policies and procedures.
b.	Copies of proxy statements received regarding client securities.
c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest

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All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I.	Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.
2.	Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

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d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.	Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.
4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.	Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II.	Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III.	Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt

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12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.	Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
RETIREMENT ACCOUNTS
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.
WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC
This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. and William Blair Investment Management, LLC (hereinafter collectively referred to as “William Blair”). It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.
The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBC and WBIM are registered investment advisers under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms. This policy is intended to comply with the applicable rules of the DOL and the SEC.
General Policy

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William Blair shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive. However, William Blair will make reasonable efforts to obtain missing proxies.
William Blair shall adopt the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”) . All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In the case when nominee voting is not allowed it may be impractical for William Blair to participate in those particular votes.
William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. The Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.
Conflicts of Interest Policy
William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:
■	William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
■	A William Blair principal or employee currently serves on the company’s Board of Directors
■	William Blair, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Fnds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares
■	The Company is a client of WBIM or the WBC Investment Management Department
In the event that any of the above potential conflicts of interest arise, the Proxy Committee will vote all proxies for that company in the following manner:
■	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines
■	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by the Proxy Administrator
Oversight of Proxy Administrator
William Blair shall provide reasonable oversight of the Proxy Administrator. In providing oversight, William Blair will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:
■	On at least an annual basis, the Proxy Committee will assess:
■
the adequacy and quality of the proxy advisory firm’s staffing and personnel
■	Assess whether the proxy advisory firm has robust policies and procedures that
■	enable it to make proxy voting recommendations based on current and accurate information
■	identify and address conflicts of interest relating to its voting recommendations
■	William Blair personnel responsible for administration of proxy voting shall periodically review a random sample of votes recommended by the Proxy Administrator to ensure they are consistent with the Voting Guidelines and report any inconsistencies to the Proxy Committee
■	William Blair personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a material factual error, and, if so, William Blair shall investigate the error and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee
■	William Blair personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

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International Markets Share Blocking Policy
In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.
Recordkeeping and Disclosure
Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision how to vote, or that memorialize the basis for the decision.
Upon a client’s request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.
The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part 2A.

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Advanced Series Trust
STATEMENT OF ADDITIONAL INFORMATION • April 29, 2016
This Statement of Additional Information (SAI) of Advanced Series Trust (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated April 29, 2016, which can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus. The portfolios of the Trust which are discussed in this SAI are noted on this front cover (each, a Portfolio, and together, the Portfolios).
AST AB Global Bond Portfolio
AST BlackRock Multi-Asset Income Portfolio
AST Columbia Adaptive Risk Allocation Portfolio
AST Emerging Managers Diversified Portfolio
AST FQ Absolute Return Currency Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Global Income Portfolio
AST Goldman Sachs Strategic Income Portfolio
AST Ivy Asset Strategy Portfolio
AST Jennison Global Infrastructure Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Managed Alternatives Portfolio
AST Managed Equity Portfolio
AST Managed Fixed Income Portfolio
AST Morgan Stanley Multi-Asset Portfolio
AST Neuberger Berman Long/Short Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST Wellington Management Global Bond Portfolio
AST Wellington Management Real Total Return Portfolio

3	PART I
3	INTRODUCTION
4	Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
6	FUNDAMENTAL INVESTMENT RESTRICTIONS
7	INFORMATION ABOUT TRUSTEES AND OFFICERS
14	MANAGEMENT AND ADVISORY ARRANGEMENTS
29	PORTFOLIO MANAGERS: OTHER ACCOUNTS
33	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
64	OTHER SERVICE PROVIDERS
67	PORTFOLIO TRANSACTIONS & BROKERAGE
70	ADDITIONAL INFORMATION
74	PRINCIPAL SHAREHOLDERS
80	FINANCIAL STATEMENTS
81	PART II
81	INVESTMENT RISKS & CONSIDERATIONS
105	NET ASSET VALUES
107	TAXATION
107	DISCLOSURE OF PORTFOLIO HOLDINGS
109	PROXY VOTING
110	CODES OF ETHICS
110	LICENSES & MISCELLANEOUS INFORMATION
112	APPENDIX I: DESCRIPTION OF BOND RATINGS
115	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about the Trust and the Portfolios covered by the SAI. Part I provides additional information about the Trust’s Board of Trustees (the Board), certain investments restrictions that apply to the Portfolios, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information about certain investments and investment strategies that may be used by the Portfolios and explanations of various investments and strategies which may be used by the Portfolios and explanations of these investments and strategies, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A trustee or director of the Trust’s Board
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
Fitch	Fitch, Inc.
Freddie Mac	The Federal Home Loan Mortgage Corporation
Global Depositary Receipt	GDR
Ginnie Mae	Government National Mortgage Association
IPO	Initial Public Offering
IRS	Internal Revenue Service
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over the Counter
PI	Prudential Investments LLC
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation
SEC	US Securities & Exchange Commission
World Bank	International Bank for Reconstruction and Development

3

Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios offered by the Trust which are discussed in this SAI are set forth below:
■	AST AB Global Bond Portfolio
■	AST BlackRock Multi-Asset Income Portfolio
■	AST Columbia Adaptive Risk Allocation Portfolio
■	AST Emerging Managers Diversified Portfolio
■	AST FQ Absolute Return Currency Portfolio
■	AST Franklin Templeton K2 Global Absolute Return Portfolio
■	AST Goldman Sachs Global Growth Allocation Portfolio
■	AST Goldman Sachs Global Income Portfolio
■	AST Goldman Sachs Strategic Income Portfolio
■	AST Ivy Asset Strategy Portfolio
■	AST Jennison Global Infrastructure Portfolio
■	AST Legg Mason Diversified Growth Portfolio
■	AST Managed Alternatives Portfolio
■	AST Managed Equity Portfolio
■	AST Managed Fixed Income Portfolio
■	AST Morgan Stanley Multi-Asset Portfolio
■	AST Neuberger Berman Long/Short Portfolio
■	AST Prudential Flexible Multi-Strategy Portfolio
■	AST QMA International Core Equity Portfolio
■	AST T. Rowe Price Diversified Real Growth Portfolio
■	AST Wellington Management Global Bond Portfolio
■	AST Wellington Management Real Total Return Portfolio
In addition to the Portfolios identified above, the Trust also offers the following Portfolios, which are discussed in a separate prospectus (es) and a separate SAI. Please consult the other SAI for information about these Portfolios:
■	AST Academic Strategies Asset Allocation Portfolio
■	AST Advanced Strategies Portfolio
■	AST AQR Emerging Markets Equity Portfolio
■	AST AQR Large-Cap Portfolio
■	AST Balanced Asset Allocation Portfolio
■	AST BlackRock Global Strategies Portfolio
■	AST BlackRock iShares ETF Portfolio
■	AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)
■	AST BlackRock Low Duration Bond Portfolio(formerly, AST PIMCO Limited Maturity Bond Portfolio)
■	AST Bond Portfolio 2016
■	AST Bond Portfolio 2017
■	AST Bond Portfolio 2018
■	AST Bond Portfolio 2019
■	AST Bond Portfolio 2020
■	AST Bond Portfolio 2021
■	AST Bond Portfolio 2022
■	AST Bond Portfolio 2023
■	AST Bond Portfolio 2024
■	AST Bond Portfolio 2025
■	AST Bond Portfolio 2026
■	AST Bond Portfolio 2027
■	AST Boston Partners Large-Cap Value Portfolio (formerly, AST Jennison Large-Cap Value Portfolio)
■	AST Capital Growth Asset Allocation Portfolio
■	AST ClearBridge Dividend Growth Portfolio
■	AST Cohen & Steers Realty Portfolio
■	AST Defensive Asset Allocation Portfolio
■	AST FI Pyramis® Quantitative Portfolio
■	AST Global Real Estate Portfolio

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■	AST Goldman Sachs Large-Cap Value Portfolio
■	AST Goldman Sachs Mid-Cap Growth Portfolio
■	AST Goldman Sachs Multi-Asset Portfolio
■	AST Goldman Sachs Small-Cap Value Portfolio
■	AST Herndon Large-Cap Value Portfolio (formerly, AST BlackRock Value Portfolio)
■	AST High Yield Portfolio
■	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)
■	AST International Growth Portfolio
■	AST International Value Portfolio
■	AST Investment Grade Bond Portfolio
■	AST J.P. Morgan Global Thematic Portfolio
■	AST J.P. Morgan International Equity Portfolio
■	AST J.P. Morgan Strategic Opportunities Portfolio
■	AST Jennison Large-Cap Growth Portfolio
■	AST Loomis Sayles Large-Cap Growth Portfolio
■	AST Lord Abbett Core Fixed Income Portfolio
■	AST MFS Global Equity Portfolio
■	AST MFS Growth Portfolio
■	AST MFS Large-Cap Value Portfolio
■	AST Multi-Sector Fixed Income Portfolio
■	AST Money Market Portfolio
■	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
■	AST New Discovery Asset Allocation Portfolio
■	AST Parametric Emerging Markets Equity Portfolio
■	AST Preservation Asset Allocation Portfolio
■	AST Prudential Core Bond Portfolio
■	AST Prudential Growth Allocation Portfolio
■	AST QMA Emerging Markets Equity Portfolio
■	AST QMA Large-Cap Portfolio
■	AST QMA US Equity Alpha Portfolio
■	AST Quantitative Modeling Portfolio
■	AST RCM World Trends Portfolio
■	AST Schroders Global Tactical Portfolio
■	AST Small-Cap Growth Portfolio
■	AST Small-Cap Growth Opportunities Portfolio
■	AST Small-Cap Value Portfolio
■	AST T. Rowe Price Asset Allocation Portfolio
■	AST T. Rowe Price Growth Opportunities Portfolio
■	AST T. Rowe Price Large-Cap Growth Portfolio
■	AST T. Rowe Price Natural Resources Portfolio
■	AST Templeton Global Bond Portfolio
■	AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)
■	AST Wellington Management Hedged Equity Portfolio
■	AST Western Asset Core Plus Bond Portfolio
■	AST Western Asset Emerging Markets Debt Portfolio
The Trust offers one class of shares in each Portfolio. Shares of each Portfolio are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts) (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

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In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTIS), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of each Portfolio listed in this SAI except AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio for which PI serves as the sole investment manager. When used in this SAI, the “Manager” refers to (a) PI with respect to AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio; and (b) PI and ASTIS, collectively, with respect to all other Portfolios covered by this SAI. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.
Each of the Portfolios operated as funds-of-funds, as identified in the Prospectus, may engage in all of the investments and investment strategies discussed in Part II of this SAI, either by each such Portfolio's investments in an underlying fund or by investing the Portfolio's assets in the investments or strategies.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.
FUNDAMENTAL INVESTMENT RESTRICTIONS:
Under their fundamental investment restrictions, each of the Portfolios will not:
■	Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, U.S. Securities and Exchange Commission (SEC) release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of either Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
■	Underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.
■	Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.
■	Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments, except for the AST Ivy Asset Strategy Portfolio; provided that this restriction shall not prohibit either Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.
■	Make loans, except that each Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

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■	Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto); except that the AST Jennison Global Infrastructure Portfolio will invest more than 25% of its total assets in infrastructure companies. For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
■	Other than the AST Columbia Adaptive Risk Allocation Portfolio, the AST Goldman Sachs Global Income Portfolio and the AST Morgan Stanley Multi-Asset Portfolio, which are each non-diversified portfolios, each Portfolio with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of a Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by that Portfolio.
If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
With respect to investment restriction (5), the restriction on making loans is not considered to limit a Portfolio’s investments in loan participations and assignments.
With respect to investment restriction (6), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.
With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.
INFORMATION ABOUT TRUSTEES AND OFFICERS
Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of investment companies by the 1940 Act.
Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (48) No. of Portfolios Overseen: 113	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat (66) No. of Portfolios Overseen: 113	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz (56) No. of Portfolios Overseen: 113	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).

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Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kay Ryan Booth (65) No. of Portfolios Overseen: 113	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (77) No. of Portfolios Overseen: 113	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (69) No. of Portfolios Overseen: 113	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia Pacific Fund, Inc.
Thomas T. Mooney (74) No. of Portfolios Overseen: 113	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007);founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O'Brien (65) No. of Portfolios Overseen: 113	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Interested Trustee(1)
Timothy S. Cronin (50) Number of Portfolios Overseen: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.
(1) The year that each Trustee joined the Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Jessica Bibliowicz, 2014, Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; Thomas T. Mooney, 2003; Thomas M. O'Brien, 1992.
Trust Officers(a)(1)
Name, Address and Age Position with the Trust	Principal Occupation(s) During the Past Five Years
Bradley C. Tobin (41) Vice President	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).

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Trust Officers(a)(1)
Name, Address and Age Position with the Trust	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Kathleen DeNicholas (41) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Robert A. Szuhany (63) Assistant Treasurer	Vice President—Tax Department, Prudential Financial, Inc. (since October 1999).
(a) Excludes Mr. Cronin, an interested Trustee who also serves as President.
(1) The year in which each individual became an Officer is as follows: Bradley C. Tobin, 2014; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Kathleen DeNicholas, 2013; Chad A. Earnst, 2014; Theresa C. Thompson, 2008; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Lana Lomuti, 2014; Linda McMullin, 2014; Robert Szuhany, 2016; Richard W. Kinville, 2011.
Explanatory Notes to Tables:
Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with PI and/or an affiliate of PI. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

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Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.
There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PI and/or ASTIS that are overseen by the Trustee. The investment companies for which PI and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential's Gibraltar Fund, Inc., the Prudential Investments Funds, the Target Funds, the Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.
COMPENSATION OF TRUSTEES AND OFFICERS. Pursuant to a Management Agreement with the Trust, the Investment Manager pays all compensation of Trustees, officers and employees of the Trust, other than the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser. The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation.
Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by PI chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Trustees.
The following table sets forth the aggregate compensation paid by the Trust for the Trusts most recently completed fiscal year to the Independent Trustees for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Fiscal Year Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex for Most Recent Calendar Year
Susan Davenport Austin	$277,600	None	None	$323,500 (3/113)*
Sherry S. Barrat	$252,740	None	None	$295,000 (3/113)*
Jessica M. Bibliowicz	$242,625	None	None	$267,650 (3/113)*
Kay Ryan Booth	$255,810	None	None	$298,500 (3/113)*
Timothy S. Cronin	None	None	None	None
Delayne Dedrick Gold	$299,480	None	None	$348,500 (3/113)*
Robert F. Gunia**	$299,480	None	None	$348,500 (3/113)*
W. Scott McDonald, Jr.***	$277,600	None	None	$323,500 (3/113)*
Thomas T. Mooney**	$351,770	None	None	$408,500 (3/113)*
Thomas M. O'Brien**	$299,480	None	None	$348,500 (3/113)*
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence during 2015.
* Number of funds and portfolios represents those in existence as of December 31, 2015 and excludes funds that have merged or liquidated during the year. Additionally the number of portfolios includes those which were approved as of December 31, 2015, but which may not have commenced operations as of December 31, 2015. No compensation is paid to Trustees with respect to portfolios that have not yet commenced operations.
** Under the Trust’s deferred fee arrangement, certain Trustees have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2015, including investment results during the year on cumulative deferred fees, amounted to $1,681, ($31,814), ($24,177), and ($106,763) for Messrs. Gunia, McDonald, Mooney, and O'Brien, respectively.
*** Mr. McDonald retired from the Board effective December 31, 2015.
BOARD COMMITTEES. The Board of Trustees (the Board) has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control

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relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Thomas M. O’Brien (Chair)
Susan Davenport Austin
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney (ex-officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Jessica M. Bibliowicz
Kay Ryan Booth
Sherry S. Barrat
Thomas M. O’Brien
Thomas T. Mooney (ex-officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Delayne Dedrick Gold (Chair)
Susan Davenport Austin
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas T. Mooney (ex-officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Mr. Mooney, the Chairman of the Board. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, the Strategic Investment Review Group (SIRG) of PI and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios.

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LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of ten members, nine of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings twelve times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Trustees. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Ms. Gold and Messrs. Mooney and O'Brien have each served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc, and/or other mutual funds advised by the Investment Manager or its predecessors. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities. Mr. O'Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors. Ms. Austin currently serves as Vice Chairman of Sheridan Broadcasting Corporation and Senior Managing Director of Brock Capital. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities. Ms. Barrat has more than 20 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years experience serving on boards of other public companies and non-profit entities. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.  Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect

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to the Trust resides with the Investment Manager and other service providers to the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Delayne D. Gold), in either case in care of the Trust, at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
5	4	4	6
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	over $100,000
Sherry S. Barrat	None	over $100,000

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Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Jessica M. Bibiliowicz	None	over $100,000
Kay Ryan Booth	None	over $100,000
Timothy S. Cronin	None	over $100,000
Delayne Dedrick Gold	None	over $100,000
Robert F. Gunia	None	over $100,000
Thomas T. Mooney	None	over $100,000
Thomas M. O'Brien	None	over $100,000
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Investments Funds, Target Funds, and any other funds that are managed by the Investment Manager.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
Between September 17, 2014 and January 29, 2015, Ms. Bibliowicz was the beneficial owner of stock issued by Franklin Resources, Inc. (Franklin) due to the ownership of such stock by trusts of which Ms. Bibliowicz is the grantor and of which her sons are the beneficiaries (the Bibliowicz Trusts). Two of the Portfolios of the Trust, AST Templeton Global Bond Portfolio and AST Franklin Templeton K2 Global Absolute Return Portfolio, are subadvised by entities that are subsidiaries of Franklin. The AST Templeton Global Bond Portfolio is subadvised by Franklin Advisers, Inc. The AST Franklin Templeton K2 Global Absolute Return Portfolio is subadvised by each of Franklin Advisers, Inc., Templeton Global Advisors Limited and K2/D&S Management Co., L.L.C. The Bibliowicz Trusts sold all shares of Franklin stock as of January 28, 2015, resulting in proceeds of $133,322.40.
MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PI, 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4077, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as the investment managers of the Portfolios; PI and ASTIS serve as co-investment managers for each Portfolio covered by this Statement of Additional Information, except for AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Legg Mason Diversified Growth Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio for which PI serves as the sole investment manager.
As of December 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $245.5 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PI has been in the business of providing advisory services since 1996.
As of December 31, 2015, ASTIS served as the investment manager to certain of the Prudential US open-end investment companies with aggregate assets of approximately $125.9 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

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Services Provided by the Investment Managers. Pursuant to Management Agreements with the Trust (collectively, the Management Agreement), the Investment Managers, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolios, manage both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Managers are obligated to keep certain books and records of the Portfolios. The Investment Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Investment Managers continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Investment Managers are specifically responsible for overseeing and managing the Portfolios and the subadvisers. In this capacity, the Investment Managers review the performance of the Portfolios and the subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Investment Managers utilize the Strategic Investments Research Group (SIRG), a unit of PI, to assist the Investment Managers in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PI that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios and the subadvisers. The Investment Managers utilize this data in directly overseeing the Portfolios and the subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Investment Managers bear the cost of the oversight program maintained by SIRG.
In addition, the Investment Managers generally provide all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Investment Managers administer the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Investment Managers are also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Investment Managers to the Trust are not exclusive under the terms of the Management Agreement and the Investment Managers are free to, and do, render management services to others.
The primary administrative services furnished by the Investment Managers are more specifically detailed below:
■	furnishing of office facilities;
■	paying salaries of all officers and other employees of the Investment Managers who are responsible for managing the Trust and the Portfolios;
■	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■	providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■	monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;
■	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;
■	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■	preparing and filing with the SEC required quarterly reports of portfolio holdings on Form N-Q;
■	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■	organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Investment Managers. In connection with their management of the corporate affairs of the Trust, the Investment Managers bear certain expenses, including, but not limited to:
■	the salaries and expenses of all of their and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■	all expenses incurred by the Investment Managers or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■	the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Managers and such investment subadvisers; and

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■	with respect to the compliance services provided by the Investment Managers, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.
Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Investment Managers, including:
■	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Investment Managers;
■	the fees and expenses of Trustees who are not affiliated persons of the Investment Managers or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Managers in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■	the charges and expenses of the Trust's legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Trust to governmental agencies;
■	the fees of any trade associations of which the Trust may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Investment Managers will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Managers or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Managers may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit us to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.

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2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Investment Managers have the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. The Investment Managers will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Investment Managers will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Investment Managers will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.
8. The Investment Managers will provide the Board, no less frequently than quarterly, with information about the profitability of the Investment Managers on a per Portfolio basis. The information will reflect the impact on profitability of the hiring of termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Investment Managers will provide the Board with information showing the expected impact on the profitability of the Investment Managers.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Investment Managers or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Investment Managers, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Investment Managers or any entity, other than a Wholly-Owned subadviser, that controls, is controlled by, or is under common control with the Investment Managers, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new Subadvisory Agreement or any amendment to a Portfolio’s existing Investment Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.

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Potential Conflicts. Under the manager-of-managers structure, the Investment Managers recommend the hiring and firing of subadvisers, determine the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and report to the Board regarding subadviser performance. The Investment Managers also directly manage the assets for certain Portfolio sleeves or segments.
The Investment Managers may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Investment Managers or their affiliates or because of other relationships between the subadviser or its affiliates and the Investment Managers or their affiliates; (iii) an incentive to recommend that the Investment Managers provide direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Investment Managers or their affiliates.
To mitigate potential conflicts presented by these issues, the Investment Managers utilize the services of SIRG, a unit of PI, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Investment Managers and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified investment managers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated investment managers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the Investment Managers make a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.
To the extent an investment manager’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the Investment Manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.
Management Fees. The tables below set forth the applicable contractual management fee rate for each Portfolio.
Management Fee Rates (effective July 1, 2015 and thereafter, unless otherwise noted)
Portfolio	Contractual Fee Rate
AST AB Global Bond Portfolio†	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST BlackRock Multi-Asset Income Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Columbia Adaptive Risk Allocation Portfolio†	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

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Management Fee Rates (effective July 1, 2015 and thereafter, unless otherwise noted)
Portfolio	Contractual Fee Rate
AST Emerging Managers Diversified Portfolio†	0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets
AST FQ Absolute Return Currency Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets
AST Franklin Templeton K2 Global Absolute Return Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Goldman Sachs Global Growth Allocation Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Goldman Sachs Global Income Portfolio†	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST Goldman Sachs Strategic Income Portfolio	0.7125% of average daily net assets to $300 million;
0.7025% on next $200 million of average daily net assets;
0.6925% on next $250 million of average daily net assets;
0.6825% on next $2.5 billion of average daily net assets;
0.6725% on next $2.75 billion of average daily net assets;
0.6425% on next $4 billion of average daily net assets;
0.6225% over $10 billion of average daily net assets
AST Ivy Asset Strategy Portfolio†	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Jennison Global Infrastructure Portfolio	0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

19

Management Fee Rates (effective July 1, 2015 and thereafter, unless otherwise noted)
Portfolio	Contractual Fee Rate
AST Legg Mason Diversified Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Managed Alternatives Portfolio†	0.15% of average daily net assets
AST Managed Equity Portfolio††	0.15% of average daily net assets
AST Managed Fixed-Income Portfolio††	0.15% of average daily net assets
AST Morgan Stanley Multi-Asset Portfolio†	1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets
AST Neuberger Berman Long/Short Portfolio†	1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets
AST Prudential Flexible Multi-Strategy Portfolio	0.9825% of average daily net assets to $300 million;
0.9725% on next $200 million of average daily net assets;
0.9625% on next $250 million of average daily net assets;
0.9525% on next $2.5 billion of average daily net assets;
0.9425% on next $2.75 billion of average daily net assets;
0.9125% on next $4 billion of average daily net assets;
0.8925% over $10 billion of average daily net assets
AST QMA International Core Equity Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST T. Rowe Price Diversified Real Growth Portfolio	0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets
AST Wellington Management Global Bond Portfolio†	0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets
AST Wellington Management Real Total Return Portfolio†	1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets

    20

†Effective July 13, 2015.
†† For AST Managed Equity Portfolio and AST Managed Fixed Income Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
Management Fee Rates (effective April 28, 2014 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST BlackRock Multi-Asset Income Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST FQ Absolute Return Currency Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Franklin Templeton K2 Global Absolute Return Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Goldman Sachs Global Growth Allocation Portfolio	0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets
AST Goldman Sachs Strategic Income Portfolio	0.87% of average daily net assets to $300 million;
0.86% on next $200 million of average daily net assets;
0.85% on next $250 million of average daily net assets;
0.84% on next $2.5 billion of average daily net assets;
0.83% on next $2.75 billion of average daily net assets;
0.80% on next $4 billion of average daily net assets;
0.78% over $10 billion of average daily net assets
AST Jennison Global Infrastructure Portfolio	0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets
AST Legg Mason Diversified Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST Managed Equity Portfolio†	0.15% of average daily net assets
AST Managed Fixed-Income Portfolio†	0.15% of average daily net assets

21

Management Fee Rates (effective April 28, 2014 through June 30, 2015)
Portfolio	Contractual Fee Rate
AST Prudential Flexible Multi-Strategy Portfolio	1.14% of average daily net assets to $300 million;
1.13% on next $200 million of average daily net assets;
1.12% on next $250 million of average daily net assets;
1.11% on next $2.5 billion of average daily net assets;
1.10% on next $2.75 billion of average daily net assets;
1.07% on next $4 billion of average daily net assets;
1.05% over $10 billion of average daily net assets
AST QMA International Core Equity Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
AST T. Rowe Price Diversified Real Growth Portfolio	0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets
† For AST Managed Equity Portfolio and AST Managed Fixed Income Portfolio, the management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other portfolios of the Trust. The management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.
Management Fees Paid by the Fund
Portfolio	2015	2014	2013
AST AB Global Bond Portfolio	$2,379,059	None	None
AST BlackRock Multi-Asset Income Portfolio	7,846	-#	None
AST Columbia Adaptive Risk Allocation Portfolio	-#	None	None
AST Emerging Managers Diversified Portfolio	-#	None	None
AST FQ Absolute Return Currency Portfolio	-#	-#	None
AST Franklin Templeton K2 Global Absolute Return Portfolio	-#	-#	None
AST Goldman Sachs Global Growth Allocation Portfolio	-#	-#	None
AST Goldman Sachs Global Income Portfolio	1,635,286	None	None
AST Goldman Sachs Strategic Income Portfolio	5,414,649	$4,339,166	None
AST Ivy Asset Strategy Portfolio	-#	None	None
AST Jennison Global Infrastructure Portfolio	-#	-#	None
AST Legg Mason Diversified Growth Portfolio	-#	-#	None
AST Managed Alternatives Portfolio	-#	None	None
AST Managed Equity Portfolio	-#	-#	None
AST Managed Fixed-Income Portfolio	-#	-#	None
AST Morgan Stanley Multi-Asset Portfolio	-#	None	None
AST Neuberger Berman Long/Short Portfolio	-#	None	None
AST Prudential Flexible Multi-Strategy Portfolio	36,806	-#	None
AST QMA International Core Equity Portfolio	6,192,049	None	None
AST T. Rowe Price Diversified Real Growth Portfolio	-#	-#	None
AST Wellington Management Global Bond Portfolio	2,014,330	None	None
AST Wellington Management Real Total Return Portfolio	-#	None	None
#The management fee amount waived exceeds the management fee due to expense limitations described below.

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FEE WAIVERS/SUBSIDIES. PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.
PI has agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. Unless otherwise noted, the expense limitations may be discontinued or otherwise modified at any time.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST BlackRock Multi-Asset Income Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Columbia Adaptive Risk Allocation Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.28% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Emerging Managers Diversified Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST FQ Absolute Return Currency Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Franklin Templeton K2 Global Absolute Return Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.17% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Goldman Sachs Global Growth Allocation Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.19% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Ivy Asset Strategy Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.21% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Jennison Global Infrastructure Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Legg Mason Diversified Growth Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

23

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Managed Alternatives Portfolio	The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) does not exceed 1.47% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Managed Equity Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Managed Fixed-Income Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Morgan Stanley Multi-Asset Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Neuberger Berman Long/Short Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Prudential Flexible Multi-Strategy Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST QMA International Core Equity Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any waiver) and other expenses (including distribution fees, and excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.995% of the average daily net assets of the Portfolio through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST T. Rowe Price Diversified Real Growth Portfolio	The Manager has contractually agreed to waive 0.002% of their investment management fee through June 30, 2017. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the average daily net assets of the Portfolio through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
AST Wellington Management Real Total Return Portfolio	The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Portfolio does not exceed 1.42% of the average daily net assets of the Portfolio through June 30, 2017. This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.
SUBADVISERS. The Investment Managers have entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Trust. Under each subadvisory agreement, each subadviser, subject to the supervision of the Investment Managers, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Investment Managers continue to have responsibility for all investment advisory services pursuant to the Management Agreement and supervise the subadvisers' performance of such services.

    24

Pursuant to each subadvisory agreement, the Investment Managers pay each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Investment Managers to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Investment Managers employ each subadviser under a “manager of managers” structure that allows the Investment Managers to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Investment Managers are authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Investment Managers monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Investment Managers will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Investment Managers are also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Investment Managers can change the allocations without Board or shareholder approval. The Investment Managers will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST AB Global Bond Portfolio	AllianceBernstein L.P. (AllianceBernstein)	0.20% of average daily net assets to $500 million; and 0.19% over $500 million of average daily net assets
AST BlackRock Multi-Asset Income Portfolio	BlackRock Financial Management, Inc. (BlackRock Financial)	0.425% of average daily net assets to $100 million;
0.400% on next $400 million of average daily net assets;
0.375% on next $500 million of average daily net assets; and
0.350% over $1 billion of average daily net assets
AST Columbia Adaptive Risk Allocation Portfolio	Columbia Management Investment Advisers, LLC (Columbia)	0.45% of average daily net assets to $500 million;
0.40% on next $500 million of average daily net assets;
0.375% on next $1 billion of average daily net assets;
0.35% on next $1 billion of average daily net assets; and
0.30% over $3 billion of average daily net assets
AST Emerging Managers Diversified Portfolio	Dana Investment Advisors, Inc. (Dana);	0.30% of average daily net assets to $40 million; 0.25% on the next $40 million of average daily net assets; and 0.20% over $80 million of average daily net assets
	Longfellow Investment Management Co. (Longfellow)	0.20% of average daily net assets to $100 million; 0.18% on the next $100 million of average daily net assets; and 0.16% over $200 million of average daily net assets
AST FQ Absolute Return Currency Portfolio	First Quadrant, L.P. (First Quadrant)	0.625% on first $250 million of average daily net assets; 0.563% on next $250 million of average daily net assets; 0.50% over $500 million of average daily net assets
AST Franklin Templeton K2 Global Absolute Return Portfolio	Franklin Advisers, Inc. (Franklin Advisers); K2/D&S Management Co., L.L.C. (K2); Templeton Global Advisors, LLC (Templeton Global)	0.35% of average daily net assets to $250 million;
0.34% on next $250 million of average daily net assets;
0.33% on next $250 million of average daily net assets;
0.32% on next $250 million of average daily net assets;
0.30% over $1 billion of average daily net assets
AST Goldman Sachs Global Growth Allocation Portfolio	Goldman Sachs Asset Management, L.P. (GSAM)	0.420% of average daily net assets to $150 million;
0.400% on next $650 million of average daily net assets;
0.375% on next $700 million of average daily net assets;
0.350% on next $1 billion of average daily net assets;
0.325% on next $1 billion of average daily net assets;
0.300% over $3.5 billion of average daily net assets
AST Goldman Sachs Global Income Portfolio	Goldman Sachs Asset Management International (Goldman Sachs International)	0.20% of average daily net assets
AST Goldman Sachs Strategic Income Portfolio	GSAM	0.40% on the first $200 million of average daily net assets; 0.375% over $200 million of average daily net assets

25

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST Ivy Asset Strategy Portfolio	Ivy Investment Management Company (Ivy)	0.55% of average daily net assets to $500 million; 0.47% on the next $1 billion of average daily net assets; and 0.43% over $1.5 billion of average daily net assets
AST Jennison Global Infrastructure Portfolio	Jennison Associates LLC (Jennison)	0.55% on the first $300 million of average daily net assets; 0.50% over $300 million of average daily net assets
AST Legg Mason Diversified Growth Portfolio	QS Investors, LLC (QS Investors); Brandywine Global Investment Management, LLC (Brandywine); ClearBridge Investments, LLC (ClearBridge); Western Asset Management Company/Western Asset Management Company Limited (Western Asset)	0.350% of average daily net assets to $250 million;
0.325% of average daily net assets over $250 million to $500 million;
0.300% of average daily net assets over $500 million to $750 million;
0.275% of average daily net assets over $750 million to $1 billion;
0.250% of average daily net assets over $1 billion to $2 billion;
0.225% of average daily net assets over $2 billion
AST Managed Equity Portfolio	Quantitative Management Associates LLC (QMA)	0.15% of average daily net assets invested in the overlay sleeve; 0.04% of average daily net assets excluding assets invested in the overlay sleeve
AST Managed Fixed Income Portfolio	QMA	0.15% of average daily net assets invested in the overlay sleeve; 0.04% of average daily net assets excluding assets invested in the overlay sleeve
AST Morgan Stanley Multi-Asset Portfolio	Morgan Stanley Investment Management, Inc. (Morgan Stanley)	0.65% of average daily net assets to $50 million;
0.625% on next $150 million of average daily net assets;
0.56% on next $300 million of average daily net assets;
0.50% on next $250 million of average daily net assets; and
0.475% over $750 million of average daily net assets
AST Neuberger Berman Long/Short Portfolio	Neuberger Berman Investment Advisers LLC (Neuberger Berman)	0.70% of average daily net assets to $100 million; and 0.60% over $100 million of average daily net assets
AST Prudential Flexible Multi-Strategy Portfolio	PGIM, Inc. (PGIM)	0.20% of average daily net assets to $25 million;
0.15% on next $25 million of average daily net assets;
0.10% on next $50 million of average daily net assets; and
0.05% over $100 million of average daily net assets (applies to TIPS assets only)
PGIM/PGIM, Limited*	0.30% of average daily net assets to $100 million;
0.27% on next $100 million of average daily net assets;
0.22% on next $100 million of average daily net assets; and
0.20% over $300 million of average daily net assets (applies to Global Aggregate Plus assets only)
.45 % of average daily net assets (applies to Global Absolute Return assets only)
	QMA	0.45% of average daily net assets to $250 million; and 0.40% over $250 million of average daily net assets (applies to 130/30 assets only)
0.30% of average daily net assets to $50 million; and 0.25% over $50 million of average daily net assets (applies to Market Participation Strategy assets only)
0.35% of average daily net assets (applies to EAFE All Cap assets only)
1.00% of average daily net assets (applies to Market Neutral sleeve assets only)
0.15% of average daily net assets (applies to Overall Asset Allocation and Overlay Strategies assets only)
	Jennison	0.55% of average daily net assets to $100 million; and 0.50% over $100 million of average daily net assets (applies to Natural Resources assets only)
0.60% of average daily net assets to $300 million; and 0.50% over $300 million of average daily net assets (applies to MLP assets only)

    26

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate*
AST QMA International Core Equity Portfolio	QMA	0.30% of average daily net assets
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price Associates, Inc. (including affiliates, T. Rowe); T. Rowe Price International Ltd; T. Rowe Price International Ltd – Tokyo, a division of T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.40% of average daily net assets to $500 million;
0.375% on next $500 million of average daily net assets;
0.35% on next $2 billion of average daily net assets;
0.30% over $3 billion of average daily net assets
AST Wellington Management Global Bond Portfolio	Wellington Management Company LLP (Wellington)	0.23% of average daily net assets
AST Wellington Management Real Total Return Portfolio	Wellington Management Company LLP	0.65% of average daily net assets
* PGIM, Limited serves as a sub-subadviser pursuant to a sub-subadvisory agreement with PGIM. PGIM, Limited, an indirect, wholly-owned subsidiary of PGIM, provides investment advisory services with respect to securities in certain foreign markets. The fee for PGIM, Limited’s services is paid by PGIM, not the Portfolio or the Manager.”
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios. Each aggregation arrangement is set out below:
Jennison Associates LLC (Jennison): For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the AST Jennison Global Infrastructure Portfolio will be aggregated with the assets managed by Jennison in the AST Academic Strategies Portfolio and any other portfolio subadvised by Jennison on behalf of PI or ASTIS pursuant to substantially the same investment strategy.
Franklin Advisers/Templeton Global (“Franklin Adviser Subadvisers”): The Franklin Adviser Subadvisers have agreed to a voluntary subadvisory fee waiver arrangement, as follows: With respect to all existing and future Portfolios for which the Franklin Adviser Subadvisers provide subadvisory services, the subadvisory fee rates would be discounted according to the following schedule:
—Combined assets up to $500 million: No discount.
—Combined assets of $500 million up to $1 billion: 2.5% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $1 billion to $1.5 billion: 5.0% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $1.5 billion to $2.5 billion: 7.5% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
—Combined assets of $2.5 billion and above: 10.0% fee discount applied to the same percentage of the overall subadvisory fees as the percentage of combined assets that fall into this tier.
Note: The overall reduction/discount in the actual subadvisory fees is limited to $1.5 million per calendar year.
GSAM: GSAM has agreed to waive a portion of the subadvisory fees for each of the portfolios of the Trust that it subadvises. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios of the Trust subadvised by GSAM:
Combined Asset Levels	Percentage Fee Waiver
Assets up to $1 billion	2.5% Fee Reduction
Assets between $1 billion and $2.5 billion	5.0% Fee Reduction
Assets between $2.5 billion and $5 billion	7.5% Fee Reduction
Assets above $5 billion	10% Fee Reduction
QMA: QMA has agreed to waive a portion of the subadvisory fees with respect to the 130/30 and Market Neutral sleeves of the AST Prudential Flexible Multi-Strategy Portfolio. The waiver is based on the following percentages based on the combined revenue of each of the portfolios of the Trust subadvised by QMA:
Combined Revenue Levels	Percentage Fee Waiver
Up to $5 million	0% Fee Reduction
$5 million to $7.5 million	2.5% Fee Reduction
$7.5 million to $10 million	5% Fee Reduction
$10 million to $12.5 million	7.5% Fee Reduction
$12.5 million to $15 million	12.5% Fee Reduction
Over $15 million	15% Fee Reduction
T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:
- Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
- Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
- Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

27

- Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
- Advanced Series Trust AST Advanced Strategies Portfolio
- The Prudential Series Fund Global Portfolio
T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):
- Combined assets up to $1 billion: 2.5% fee reduction.
- Combined assets between $1 billion and $2.5 billion: 5.0% fee reduction
- Combined assets between $2.5 billion and $5 billion: 7.5% fee reduction
- Combined assets between $5.0 billion and $10 billion: 10.0% fee reduction.
- Combined assets above $10.0 billion: 12.5% fee reduction.
Notes to Subadviser Fee Rate Table:
BlackRock Financial: BlackRock Financial has agreed to a contractual fee waiver arrangement that applies to the AST BlackRock Multi-Asset Income Portfolio. Under this arrangement, BlackRock Financial will waive its subadvisory fee for the AST BlackRock Multi-Asset Income Portfolio in an amount equal to the acquired fund subadvisory fee paid to BlackRock Financial for any portfolio affiliated with the Trust. In addition, BlackRock Financial will waive its subadvisory fee for the AST BlackRock Multi-Asset Income Portfolio in amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
Franklin Advisers/K2/Templeton Global (the Subadviser): The Subadviser has agreed to a contractual fee waiver arrangement that applies to the AST Franklin Templeton K2 Global Absolute Return Portfolio. Under this arrangement, the Subadviser will waive its subadvisory fee for the AST Franklin Templeton K2 Global Absolute Return Portfolio in an amount equal to the subadvisory fee paid to the Subadviser for any portfolio affiliated with the Trust. In addition, the Subadviser will waive its subadvisory fee for the AST Franklin Templeton K2 Global Absolute Return Portfolio in an amount equal to the management or subadvisory fee the Subadviser receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
GSAM: With respect to the AST Goldman Sachs Global Growth Allocation Portfolio, GSAM has agreed to waive its subadvisory fee in an amount equal to the subadvisory fee paid to the Subadviser for any portfolio affiliated with the Trust. In addition, the Subadviser will waive its subadvisory fee in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
With respect to the AST Goldman Sachs Strategic Income Portfolio, GSAM has agreed to waive its subadvisory fee in an amount equal to the subadvisory fee paid to GSAM for any portfolio affiliated with the Trust. In addition, GSAM will waive its subadvisory fee in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
QS Investors: QS Investors has agreed to a contractual fee waiver arrangement that applies to the AST Legg Mason Diversified Growth Portfolio. Under this arrangement, QS Investors will waive its subadvisory fee for the AST Legg Mason Diversified Growth Portfolio in an amount equal to the acquired fund subadvisory fee paid to QS Investors for any portfolio affiliated with the Trust. In addition, QS Investors will waive its subadvisory fee for the AST Legg Mason Diversified Growth Portfolio in amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
QMA: With respect to the AST Prudential Flexible Multi-Strategy Portfolio, QMA has agreed to waive its subadvisory fee in an amount equal to subadvisory fee paid to such Subadviser for any portfolio affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee. This contractual fee waiver arrangement is not applicable to the Overall Asset Allocation and Overlay Strategies fee paid to QMA.
With respect to the AST QMA International Core Equity Portfolio, QMA has agreed to a voluntary subadvisory fee waiver arrangement (the QMA Waiver) that applies to the following AST Portfolios subadvised by QMA: AST QMA Large-Cap Portfolio, AST QMA US Equity Alpha Portfolio, AST Academic Strategies Asset Allocation Portfolio (market neutral sleeve), AST QMA Emerging Markets Equity Portfolio, AST Prudential Growth Allocation Portfolio and AST QMA International Core Equity Portfolio (the Six Portfolios). The QMA Waiver discounts QMA’s combined subadvisory revenue that it receives with respect to the assets it manages in the Six Portfolios. The size of the revenue discount varies depending on the amount of such combined annual subadvisory revenue.
T. Rowe Price: T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the AST T. Rowe Price Diversified Real Growth Portfolio. Under this arrangement, T. Rowe will waive its subadvisory fee for the AST T. Rowe Price Diversified Real Growth Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe for any portfolio affiliated with the Manager. In addition, T. Rowe will waive its subadvisory fee for the AST T. Rowe Price Diversified Real Growth Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.
Subadvisory Fees Paid by PI
Portfolio	Subadviser	2015	2014	2013
AST AB Global Bond Portfolio	AllianceBernstein	$741,830	None	None
AST BlackRock Multi-Asset Income Portfolio	BlackRock Financial	11,496	$1,943	None
AST Columbia Adaptive Risk Allocation Portfolio	Columbia	10,854	None	None
AST Emerging Managers Diversified Portfolio	Dana	2,486	None	None
	Longfellow	1,515	None	None
AST FQ Absoute Return Currency Portfolio	First Quadrant	32,298	22,013	None
AST Franklin Templeton K2 Global Absolute Return Portfolio	Franklin Advisers	None	None	None
	Templeton Global	16,748	5,129	None
	K2	15,074	5,234	None
AST Goldman Sachs Global Growth Allocation Portfolio	GSAM	13,650	4,715	None
AST Goldman Sachs Global Income Portfolio	Goldman Sachs International	463,948	None	None
AST Goldman Sachs Strategic Income Portfolio	GSAM	2,478,319	1,825,574	None
AST Ivy Asset Strategy Portfolio	Ivy	50,059	None	None
AST Jennison Global Infrastructure Portfolio	Jennison	38,760	20,450	None
AST Legg Mason Diversified Growth Portfolio	QS LMGAA	154,662	2,157	None
AST Managed Equity Portfolio	QMA	3,533	315	None

    28

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2015	2014	2013
AST Managed Fixed Income Portfolio	QMA	5,171	661	None
AST Morgan Stanley Multi-Asset Portfolio	Morgan Stanley	45,506	None	None
AST Neuberger Berman Long/Short Portfolio	Neuberger Berman	39,944	None	None
AST Prudential Flexible Multi-Strategy Portfolio	PIM	None	None	None
	QMA	40,840	7,291	None
	Jennison	None	None	None
AST QMA International Core Equity Portfolio	QMA	2,116,766	None	None
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe	80,465	19,550	None
AST Wellington Management Global Bond Portfolio	Wellington	733,267	None	None
AST Wellington Management Real Total Return Portfolio	Wellington	48,013	None	None
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year.
AST AB Global Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies ($MM)	Other Pooled Investment Vehicles ($MM)	Other Accounts ($MM)	Ownership of Fund Securities
AllianceBernstein, LP	Scott DiMaggio, CFA	30/$11,490	41/$3,080	59/$22,770	None
	Matthew Sheridan, CFA	39/$15,157	52/$25,736	46/$21,007	None
	Douglas J. Peebles	32/$11,893	47/$5,742	84/$25,627	None
	Paul DeNoon	17/$8,755	36/$26,706	15/$10,100	None

AST BlackRock Multi-Asset Income Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
BlackRock Financial Management, Inc.	Michael Fredericks	5/$283,100,000,000	2/$3,050,000,000	2/$149,400,000	None
	Justin Christofel, CFA, CAIA	18/$5,120,000,000	26/$7,040,000,000	3/$164,500,000	None
	Alex Shingler*	2/$186,900,000	2/$3,050,000,000	None	None
AST Columbia Adaptive Risk Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Columbia Management Investment Advisers, LLC	Jeffrey Knight, CFA	24/$66.02 billion	2/$20.43 million	4/$1.62 million	None
	Orhan Imer, Ph.D, CFA	24/$1.97 billion	2/$15.36 million	9/$1.00 million	None
	Toby Nangle	7/$6.42 billion	5/$390.01 million 3/$59.1 million	None	None
	Beth Vanney, CFA	7/$5.85 billion	1/$11.98 million	4/$461,091.48	None
	Joshua Kutin	5/$1.10 billion	None	7/$529,869.38	None

AST Emerging Managers Diversified Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
	Brian Ahrens	11/$46,207,430,687	None	None	None
	Andrei O. Marinich, CFA	11/$46,207,430,687	None	None	None
Dana Investment Advisors, Inc.	Duane R. Roberts, CFA	2/$180 million	None	440/$3,185 million	None

29

AST Emerging Managers Diversified Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
	Greg Dahlman, CFA	1/$175 million	None	209/$455 million	None
	David M. Stamm, CFA	2/$180 million	None	187/$459 million	None
	Michael Honkamp, CFA	1/$5 million	None	70/$290 million	None
	David Weinstein	None	None	120/$650 million	None
	J. Joseph Veranth, CFA	1/$23 million	None	330/$1,387 million	None
Longfellow Investment Management Co.	Barbara J. McKenna	3/$436 million	1/$188 million	65/$4,716 million	None
	David C. Stuehr	3/$436 million	1/$188 million	31/$164 million	None

AST FQ Absolute Return Currency Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
First Quadrant, L.P.	Jeppe Ladekarl	2/$1,228,346,638.70	7/$396,038,916.32 5/$198,269,559.42	13/$10,578,117,102.09 3/$1,717,946,161.00	None
	Dori Levanoni	4/$1,422,493,580.69	8/$481,459,939.48 6/$283,690,582.58	18/$11,657,616,548.86 6/$2,147,018,757.74	None

AST Franklin Templeton K2 Global Absolute Return Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
K2/D&S Management Co. L.L.C.; Franklin Advisers, Inc.; Templeton Global Advisers Limited	John Brooks Ritchey, Jr.	4/$1,279.90 million	None	6/$204.8 million 1/$2,035.6 million	None
	Norman J. Boersma	12/$33,985.70 million	14/$12,372.10 million	6/$1,104.50 million	None
	Roger Bayston	17/$25,71.30 million	6/$4,741.00 million	1/$2,035.60 million	None

AST Goldman Sachs Global Growth Allocation Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Kane Brenan	1/$2,666,398,314	None	3/$5,537,308,464	None
	Raymond Chan	4/$2,676,554,490	9/$1,952,112,350	1/$51,419,438	None
	Christopher Lvoff	4/$2,676,554,490	None	1/$1,112,309,888	None

AST Goldman Sachs Global Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies ($mm)	Other Pooled Investment Vehicles ($mm)	Other Accounts ($mm)	Ownership of Fund Securities
Goldman Sachs Asset Management International	Iain Lindsay, PhD, CFA	61/$204,234	336/$193,864 28/$5,400	3,539/$309,424 57/$16,838	None
	Hugh Briscoe	11/$4,788	58/$24,578 1/$229	459/$56,403 7/$3,918	None

AST Goldman Sachs Strategic Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Michael Swell	61/$204,234	336/$193,864 28/$5,400	3,539/$309,424 57/$16,838	None
	Jonathan Beinner	61/$204,234	336/$193,864 28/$5,400	3,539/$309,424 57/$16,838	None

AST Ivy Asset Strategy Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Ivy Investment Management Company	Michael Avery	16/$25,154,808,469	3/$131,648,126	1/$173,837,268	None
	Chace Brundige, CFA	4/$21,600,782,013	3/$131,648,126	1/$173,837,268	None
	Cynthia Prince-Fox	4/$21,600,782,013	3/$131,648,126	1/$173,837,268	None
*Note: Michael Avery has announced his intention to retire on or about June 30, 2016.

    30

AST Jennison Global Infrastructure Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Shaun Hong	8/$7,728,554,000	None	None	None
	Ubong Edemeka	8/$7,728,554,000	None	None	None
	Brannon Cook	2/$319,683,000	None	None	None

AST Legg Mason Diversified Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
QS Investors, LLC	Y. Wayne Lin	26/$8,035,269,210	30/$3,374,551,370	3/$1,576,457	None
	Thomas Picciochi	26/$8,035,269,210	34/$4,727,963,391	7/$171,582,391	None
	Ellen Tesler	26/$8,035,269,210	34/$4,727,963,391	7/$171,582,391	None
	Stephen A. Lanzendorf	9/$5,071,608,385	5/$321,436,124	26/$2,862,666,573	None
	Joseph S. Giroux	4/$1,071,905,587	5/$321,436,124	2/$5,318,299	None
	Luke Manley, CFA	None	2/$1,071,905,587	None	None
,	Austin M. Kairnes III	1/$795,611,675	None	12/$1,538,253,929	None
Brandywine Global Investment Mangement, LLC	n/a
ClearBridge Investments, LLC	n/a
Western Asset Management Company/Western Asset Management Company Limited	n/a
*The Active Equity Portfolio Management Team of QS Investors Financial Management Inc. (QS Investors) provides management support for the portions of the Portfolio that are managed by QS Investors. Members of the investment team may change from time to time. Mr. Lanzendorf, Mr. Giroux, Mr. Manley and Mr. Kairnes are responsible for the strategic oversight of investments in those portions of the Portfolio that are managed by QS Investors. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the portions of the Portfolio managed by QS Investors comply with the Portfolio’s investment objective, guidelines and restrictions.
AST Managed Alternatives Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Brian Ahrens	11/$46,211,233,637	None	None	None
	Andrei O. Marinich, CFA	11/$46,211,233,637	None	None	None

AST Managed Equity Portfolio
Adviser/Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Prudential Investments LLC and AST Investments Services, Inc.	Brian Ahrens	11/$46,201,144,770	None	None	None
	Andrei O. Marinich, CFA	11/$46,201,144,770	None	None	None
Quantitative Management Associates LLC	Marcus Perl	27/$69,247,117,745	4/$786,535,268	21/$1,654,051,783	None
	Edward L. Campbell, CFA	26/$68,762,198,414	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$68,762,198,414	4/$786,535,268	19/$1,423,368,778	None

AST Managed Fixed Income Portfolio
Adviser/Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Prudential Investments, LLC and AST Investment Services, Inc.	Brian Ahrens	11/$46,194,731,037	None	None	None
	Andrei O. Marinich, CFA	11/$46,194,731,037	None	None	None
Quantitative Management Associates LLC	Edward L. Campbell, CFA	26/$68,841,714,050	4/$786,535,268	19/$1,423,368,778	None
	Joel M. Kallman, CFA	26/$68,841,714,050	4/$786,535,268	19/$1,423,368,778	None
	Marcus M. Perl	27/$69,326,633,381	4/$786,535,268	21/$1,654,051,783	None

31

AST Morgan Stanley Multi-Asset Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Morgan Stanley Investment Management Inc.	Cyril Moullé-Berteaux	5/$893 million	5/$6,488 million	9/$4,825 million 3/$2,102 million	None
	Mark Bavoso	5/$893 million	2/$89.9 million	8/$4,730 million 3/$2,102 million	None
	Sergei Parmenov	4/$508 million	5/$6,488 million	8/$4,730 million 3/$2,102 million	None

AST Neuberger Berman Long/Short Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Investment Advisers LLC	Charles Kantor	3/$4,247 million	3/$277 million 1/$42 million	1,510/$1,690 million	None

AST Prudential Flexible Multi-Strategy Portfolio
Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PGIM, Inc./PGIM Limited	Michael J. Collins, CFA	25/$38,512,698,063	6/$5,799,125,765	45/$16,618,677,666	None
	Robert Tipp, CFA	24/$20,049,264,622	17/$8,546,155,621 1/$528,090	69/$20,344,221,980	None
	Craig Dewling	36/$8,543,152,329	24/$9,755,765,553 2/$1,768,686,333	125/$33,465,557,181 2/$355,769,586	None
	Erik Schiller, CFA	36/$12,691,646,083	22/$9,455,467,334 2/$1,768,686,333	123/$31,794,178,014 2/$355,769,586	None
	Gary Wu	None	None	None	None
Quantitative Management Associates LLC	Edward L. Campbell, CFA	26/$68,818,469,961	4/$786,535,268	19/$1,423,368,778	None
	Devang Gambhirwala	13/$14,814,345,901	9/$2,560,081,321	42/$5,654,896,314 9/$1,663,069,618	None
	Joel M. Kallman, CFA	26/$68,818,469,961	4/$786,535,268	19/$1,423,368,778	None
	Edward F. Keon, Jr.	26/$68,818,469,961	4/$786,535,268	19/$1,423,368,778	$0-$50,000
	Jacob Pozharny, PhD	7/$3,149,179,424	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
Jennison Associates LLC (Jennison)	Jay Saunders*	4/$2,858,505,000	1/$3,969,000	2/$21,709,000	None
	Neil P. Brown*	4/$2,858,505,000	1/$3,969,000	2/$21,709,000	None
	Ubong Edemeka	9/$7,735,772,000	None	None	None
	Shaun Hong	9/$7,735,772,000	None	None	None

AST QMA International Core Equity Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Quantitative Management Associates, LLC	Jacob Pozharny, PhD	7/$2,359,879,980	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
	John Van Belle, PhD	7/$2,359,879,980	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
	Wen Jin, PhD	7/$2,359,879,980	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None
	Vlad Shutoy	7/$2,359,879,980	10/$1,562,687,277	36/$6,865,944,397 16/$2,936,219,519	None

AST T. Rowe Price Diversified Real Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price International Ltd – Tokyo, a division of T. Rowe Price International; and T. Rowe Price Hong Kong Limited	Charles Shriver, CFA	13/$39,250,057,257	14/$2,742,847,121	None	None

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AST T. Rowe Price Diversified Real Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Toby Thompson, CFA	3/$18,336,015,480	13/$2,680,827,076	None	None

AST Wellington Management Global Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Wellington Management Company LLP	Mark Sullivan, CFA, CMT	6/$4,685,811,840 1/$25,384,233	40/$19,920,877,000 8/$9,685,158,241	75/$28,625,144,417 12/$4,190,483,745	None
	John Soukas	6/$4,685,811,840 1/$25,384,233	46/$20,579,628,527 14/$10,665,220,958	80/$29,008,447,653 15/$4,574,179,049	None
	Edward Meyi, FRM	5/$1,106,561,147 1/$116,923	32/$10,062,088,397 4/$193,737,847	76/$28,904,374,640 13/$4,063,989,602	None

AST Wellington Management Real Total Return Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company LLP	Steve Gorman, CFA	1/$133,209,510	7/$1,453,098,041 4/$962,942,521	2/$236,981,983	None
Notes to Other Account Tables:
Blackrock Financial
*One account with total assets of $90.5 Million is subject to an advisory fee that is also based on the performance of the account.
**Two accounts with total assets of $1.1 Billion are subject to an advisory fee that is also based on the performance of the accounts.
First Quadrant
(1) Includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios. When calculating number of accounts managed for registered investment companies, First Quadrant counts sub-strategies managed for any one registered investment company separately. Therefore there may be two accounts managed and enumerated for one registered investment company.
Jennison
*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
QMA:
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts
“QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
AllianceBernstein L.P.
COMPENSATION. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.
Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

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The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.
Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.
CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.
Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

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AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
BLACKROCK, INC. AND ITS SUBSIDIARIES
COMPENSATION OF PORTFOLIO MANAGERS. The discussion below describes the portfolio managers’ compensation as of December 31, 2014.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Christofel, Fredericks and Shingler is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Fredericks and Shingler have unvested long-term incentive awards.
Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

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Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
PORTFOLIO MANAGER POTENTIAL MATERIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Columbia Management Investment Advisers, LLC (CMIA)
COMPENSATION. The following disclosure applies to Ms. Vanney and Messrs. Knight, Imer and Kutin.
Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the mutual funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally

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weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
The following disclosure applies to Mr. Nangle.
Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Threadneedle International Limited (Threadneedle) funds, in most cases including the funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards and pool funding are variable and are designed to reward:
■	Investment performance, both at the individual and team levels
■	Client requirements, in particular the alignment with clients through a mandatory deferral into the company’s own products
■	Team cooperation and values
Scorecards are used to measure performance of Threadneedle funds and other accounts managed by the employee. Prior to 2016, the primary measurement of performance was return versus the relevant benchmark on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivize delivery of longer-term performance. In order to provide an integrated global compensation framework to investment employees across all locations, in 2016 performance will be measured versus peer performance wherever appropriate, in addition to return versus benchmark. In addition, longer-term performance will be incorporated, using 1-year, 3-year, and 4-year performance in 2016, and 1-year, 3-year, 5-year performance from 2017 onwards, both weighted 10% on the 1-year, 60% on the 3-year, and 30% on the 4 or 5-year. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the funds and other accounts they manage. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their deferral account. Deferrals vest over multiple years, so they help to retain employees and to align their longer-term interests with those of the investor.

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Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and overseen by the EMEA Remuneration Committee, and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and the asset management business profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Health Care, Life Insurance, Long Term Disability Insurance, and retirement savings plans.
CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. CMIA and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to CMIA’s Code of Ethics and certain limited exceptions, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although CMIA has entered into a personnel sharing arrangement with Threadneedle, CMIA and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the Funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the Funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of CMIA and Threadneedle may be on opposite sides of a trade execution for a Fund at the same time.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. CMIA and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by CMIA are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

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A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which CMIA’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to CMIA activities of CMIA and its affiliates.
Dana Investment Advisors, Inc.
COMPENSATION. Dana’s portfolio managers receive a very competitive base salary that is commensurate with prior industry experience and overall assigned responsibilities. In addition to base salary, portfolio managers are also eligible to receive annual bonus compensation. While all bonus compensation is discretionary in nature, approximately 50% of a portfolio manager’s bonus compensation is directly based upon investment performance versus client benchmarks and client retention. The remaining 50% of a portfolio manager’s bonus compensation is based upon non-investment performance criteria such as firm profitability and an individual’s overall contribution to the firm’s marketing, client service, and other strategic initiatives.
CONFLICTS OF INTEREST. Dana portfolio managers oversee the investments for multiple client accounts. In such cases, a potential conflict of interest may arise when allocating investment opportunities across these accounts. Dana has therefore implemented pre-trade investment allocation procedures as well as post trade settlement procedures that are designed to help ensure that all clients are treated fairly over time. In addition, because portfolio managers may buy and sell the same security for different client accounts at the same time, Dana has also implemented procedures designed to ensure that a client’s own individual investment considerations determine when transactions are affected for their account. Finally, in order to help further identify and address other potential conflicts of interest, Dana has incorporated a conflicts of interest checklist in the firm’s written Code of Ethics.
FIRST QUADRANT
COMPENSATION. First Quadrant’s compensation consists of a base salary, cash bonus, and annual award of temporal profit shares (TPS). TPS is an intermediate-term incentive program designed to give researchers, as well as other employees, complete transparency to a share of the firm’s profits. Other incentives include a 401(k) & Profit Sharing plan, paid vacation, floating holidays and sick time and health benefits including dental, vision, life insurance and long-term care. In addition to compensation and benefit plans, individuals are encouraged to broaden their skills and increase their contributions to the firm which in turn is rewarded with salary increases as well as job growth. Accordingly, FQ provides educational assistance to any active full time employee who has been with the firm for at least six months (i.e. CFA program and Graduate program). Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to directly tie bonus payouts to individual portfolio performance. This is to ensure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers. In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.
CONFLICTS OF INTEREST. First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm’s structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part 2A; however, we would like to highlight the following: First Quadrant’s investment approach is systematic in nature. Computer models are the primary source of trading decisions and the results are monitored daily. Although the results can be overridden by the investment team under certain circumstances, the systematic nature of First Quadrant’s process means it is less likely to be exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata allocation or allocation utilizing fair trade allocation algorithms. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.
FRANKLIN ADVISERS, INC.
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit

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of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS OF INTEREST.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION.  For the Funds, the investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
■	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
■	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
■	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

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Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. (Goldman Sachs); the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create

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markets or specialize in, have positions in and effect transactions in, securities of issuers held by a Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend a Portfolio or who engage in transactions with or for a Portfolio.
A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.
GOLDMAN SACHS ASSET MANAGEMENT, L.P. (including Goldman Sachs Asset Management International)
PORTFOLIO MANAGERS' COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. (Goldman Sachs); the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
CONFLICTS OF INTEREST. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such

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restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by a Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend a Portfolio or who engage in transactions with or for a Portfolio.
A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.
Ivy Investment Management Company
COMPENSATION. Ivy believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, Ivy reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of Ivy is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If company stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the date of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by Ivy.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Ivy (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Ivy (or its affiliate), Waddell & Reed Financial, Inc.’s 401(k) plan offers mutual funds managed by Ivy (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.
Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Ivy employees.
CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
■	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Ivy seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
■	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Ivy seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Ivy’s Allocation Procedures.
Ivy and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
JENNISON ASSOCIATES LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by

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applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities. The factors reviewed for the portfolio managers are listed below in order of importance.
The following primary quantitative factor is reviewed for Shaun Hong, Bobby Edemeka, Mark Baribeau, Thomas Davis, Michael Del Balso, and Mark Shattan:
■	One, three, five year and longer pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
■	Performance for the composite of accounts that includes the portion of the AST Academic Strategies Asset Allocation Portfolio and the AST Jennison Global Infrastructure Portfolio managed by Messrs. Hong and Edemeka is measured against the S&P Global Infrastructure Index. Performance for the composite of accounts that includes the portion of the AST Prudential Flexible Multi-Strategy Portfolio managed by Messrs. Hong and Edemeka is measured against the Alerian MLP Index.
■	Performance for the composite of accounts that includes the AST Jennison Large-Cap Growth Portfolio managed by Messrs. Del Balso and Shattan is measured against the Russell 1000 Growth Index.
■	Performance for the composite of accounts that includes a portion of the AST International Growth Portfolio managed by Messrs. Baribeau and Davis is measured against the MSCI All Country World Index ex US (ACWI ex US).
The following primary quantitative factor is reviewed for Brannon Cook:
■	The investment professional’s contribution to client portfolio’s pre-tax one-and three-year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
■
Performance for the composite of accounts that includes the portion of the AST Academic Strategies Asset Allocation Portfolio and the AST Jennison Global Infrastructure Portfolio managed by Mr. Cook is measured against S&P Global Infrastructure Index.
The following primary quantitative factor is reviewed for John “Jay” Saunders and Neil P. Brown:
■	The investment professional’s contribution to client portfolios’ pre-tax one, three, five year and longer term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes and the one, three, five year and longer term pre-tax investment performance of the composite of accounts managed by the portfolio manager;
■
Performance for the composite of accounts that includes the portion of the AST Prudential Flexible Multi-Strategy Portfolio managed by Messrs. Saunders and Brown is measured against a Global Natural Resources Custom Index, which is comprised of the Lipper Natural Resources Fund Index for the periods prior to January 1, 2009 and the Lipper Global Natural Resources Fund Index for periods after January 1, 2009.
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.
CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in

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quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.
■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
K2/D&S MANAGEMENT CO., L.L.C.

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Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS OF INTEREST. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and

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contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.
•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Longfellow Investment Management Co. LLC
COMPENSATION. Longfellow’s professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm. Longfellow is 100% owned by 5 employees. Owners receive a portion of the firm’s profits in addition to base salary and bonus.
CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account. This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.
Morgan Stanley Investment Management, Inc.
COMPENSATION. Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (IMAP), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
■	Cash Bonus.
■	Deferred Compensation:
■
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Adviser or its affiliates. Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the PM that are included in the IMAP notional investment menu.
■	Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event). Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in “cause” (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omissions: causes a restatement of the Firm’s consolidated financial results; constitutes a violation of the Firm’s Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

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Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
■	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
■	Revenue and profitability of the Firm
■	Return on equity and risk factors of both the business units and Morgan Stanley
■	Assets managed by the portfolio manager
■	External market conditions
■	New business development and business sustainability
■	Contribution to client objectives
■	Team, product and/or Investment Management performance
■	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which is measured against the applicable benchmark(s) over one-, three- and five-year periods).
■	Individual contribution and performance
The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm’s material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.
CONFLICTS OF INTEREST. Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Neuberger Berman Investment Advisers LLC
Neuberger Berman's philosophy is one that focuses on rewarding performance and incentivizing its employees. The firm considers a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is the firm's foremost goal to create a compensation process that is fair, transparent, and competitive with the market.
Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a “bonus pool” made available to the portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In some cases, bonus pools may be subject to a hold-back applied to revenues.  Research Analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.
Incentive Structure
As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to the firm's success in retaining employees.

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The terms of Neuberger Berman's long-term retention incentives are as follows:
■	Employee-Owned Equity. An integral part of Neuberger Berman’s management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of the Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), the Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.
Further, employees may have purchased vested equity through a Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.
In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that it continues to align the interests of employees with the interests of clients.
For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.
■	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of employees with the success of the firm and the interests of clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.
■	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.
PRUDENTIAL INVESTMENTS LLC
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
■	Attract and reward highly qualified employees
■	Align with critical business goals and objectives
■	Link to the performance results relevant to the business segment and Prudential
■	Retain top performers
■	Pay for results and differentiate levels of performance
■	Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

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Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1⁄3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
PGIM, INC. (“PGIM”)
COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PGIM (“Prudential Fixed Income”) is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, which may include:
■	business development initiatives, measured primarily by growth in operating income;
■	the number of investment professionals receiving a bonus; and/or
■	investment performance of portfolios: (i) relative to appropriate peer groups and/or (ii) as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.
Conflicts of Interest. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:
■	elimination of the conflict;
■	disclosure of the conflict; or
■	management of the conflict through the adoption of appropriate policies and procedures.

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Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.
■	Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
■	Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
■	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.
■	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
■	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.
■	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.
■	Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.
How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
■	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.
■	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

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■	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
■	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.
■	Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PGIM.
■	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or sub-advises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.
■	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
Conflicts Related to Securities Holdings and Other Financial Interests
■	Securities Holdings. PGIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict. Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.
■	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or sub-advises. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
■	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or

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because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts with the head of Prudential Fixed Income on a quarterly basis.
■	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.
In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.
Conflicts Related to Securities Lending Fees
When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).
QUANTITATIVE MANAGEMENT ASSOCIATES LLC (QMA)
COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.
CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:
■	Elimination of the conflict;
■	Disclosure of the conflict; or
■	Management of the conflict through the adoption of appropriate policies and procedures.

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QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.
■	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.
■	Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.
■	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
■	Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.
■	Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
■	Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.
■	Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.
How QMA Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.
In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.
QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally

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allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.
With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.
QMA’s Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.
Conflicts Related to QMA’s Affiliations.
Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to QMA’s Asset Allocation Services. QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class.
In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Arising Out of Securities Holdings and Other Financial Interests. QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.
Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive

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for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.
A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.
Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.
QS INVESTORS, LLC (QS INVESTORS)
COMPENSATION. Compensation for all investment professionals includes a combination of base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:
Competitive base salaries;
Individual performance-based bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and
Corporate profit sharing.
Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.
CONFLICTS OF INTEREST. QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.
Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions

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are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.
Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.
Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.
BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, INC. (“BRANDYWINE GLOBAL”)
COMPENSATION. Brandywine Global portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus a relevant peer-group universe over one quarter, one year, three year and five year time periods, and 2) the overall profitability of all portfolios managed by the portfolio managers. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Portfolio. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firms are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated to a pool shared by all product groups. Finally, Brandywine investment professionals are eligible for options on Legg Mason, Inc. stock, provided from time to time at Legg Mason, Inc.’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth and teamwork.
CONFLICTS OF INTEREST. Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.
CLEARBRIDGE INVESTMENTS, LLC. (“CLEARBRIDGE”)
COMPENSATION. ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified

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each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.
Discretionary compensation can include:
■	Cash Incentive Award
■	ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product
■	For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.
■	ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.
■	Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:
■	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance
■	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
■	Overall firm profitability and performance;
■	Amount and nature of assets managed by the portfolio manager;
■	Contributions for asset retention, gathering and client satisfaction;
■	Contribution to mentoring, coaching and/or supervising;
■	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;
■	Market compensation survey research by independent third parties
CONFLICTS OF INTEREST. Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.
The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
WESTERN ASSET MANAGEMENT COMPANY/WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WESTERN ASSET”)
COMPENSATION. Western Asset maintains a compensation system for its portfolio managers that assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.
In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. Western Asset may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including a portion of the Portfolio) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.
Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.
CONFLICTS OF INTEREST. Western Asset and its investment professionals have interests which conflict with the interests of the Portfolio. There is no guarantee that the policies and procedures adopted by Western Assets will be able to identify or mitigate these conflicts of interest.
Some examples of material conflicts of interest include:
Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as

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might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for the Portfolio. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.
Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, Western Asset may aggregate transaction orders for multiple accounts for the purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Western Asset’s trade allocation policies may result in the Portfolio’s orders not being fully executed or being delayed in execution.
Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.
Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.
Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the fund) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.
Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the Western Subadviser’s desire to increase assets under management could influence the investment professional to keep the fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.
Related Business Opportunities. Western Asset or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Western Asset and its affiliates.

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T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE INTERNATIONAL LTD – TOKYO, A DIVISION OF T. ROWE PRICE INTERNATIONAL
T. ROWE PRICE HONG KONG LIMITED (COLLECTIVELY, T. ROWE PRICE)
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors:
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.
Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” above, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
TEMPLETON GLOBAL ADVISORS LIMITED
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit

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of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS OF INTEREST. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
■	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
■	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
■	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
■	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

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Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Wellington Management Company LLP
Portfolio Manager Compensation
Wellington Management Company LLP (Wellington Management) receives a fee based on the assets under management of a Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of a Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2015.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive component. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Stahl and Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Stahl Soukas, Sullivan and Thomas are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
AST Small Cap Growth Opportunities Portfolio	Russell 2000 Growth Index
AST Wellington Management Global Bond Portfolio	Barclays Global Aggregate Bond Hedged to USD
AST Wellington Management Total Return Portfolio	Barclays US TIPS (1-10) Yr Index
Potential Conflicts
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies,

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practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Meyi, Soukas, Sullivan, Thomas, and Gorman also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp., One Wall Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as independent registered public accounting firm for the fiscal period ended December 31, 2014, and in that capacity will audit the annual financial statements for the Trust for the next fiscal year.
SECURITIES LENDING AGENT. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Portfolios of the Trust and in that role administers the Portfolios' securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During the most recently completed fiscal year, PIM received the amounts indicated in the table below as securities lending agent for the indicated Portfolios.

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Compensation Received by PIM for Securities Lending
Portfolio	Amount
AST AB Global Bond Portfolio	None
AST BlackRock Multi-Asset Income Portfolio	None
AST Columbia Adaptive Risk Allocation Portfolio	None
AST Emerging Managers Diversified Portfolio	None
AST FQ Absolute Return Currency Portfolio	None
AST Franklin Templeton K2 Global Absolute Return Portfolio	None
AST Goldman Sachs Global Growth Allocation Portfolio	None
AST Goldman Sachs Global Income Portfolio	None
AST Goldman Sachs Strategic Income Portfolio	$11,268
AST Ivy Asset Strategy Portfolio	None
AST Jennison Global Infrastructure Portfolio	None
AST Legg Mason Diversified Growth Portfolio	None
AST Managed Alternatives Portfolio	None
AST Managed Equity Portfolio	None
AST Managed Fixed Income Portfolio	None
AST Morgan Stanley Multi-Asset Portfolio	None
AST Neuberger Berman Long/Short Portfolio	None
AST Prudential Flexible Multi-Strategy Portfolio	None
AST QMA International Core Equity Portfolio	$13,067
AST T. Rowe Price Diversified Real Growth Portfolio	None
AST Wellington Management Global Bond Portfolio	None
AST Wellington Management Real Total Return Portfolio	None
Prudential Financial, Inc. (Prudential), the parent company of the Manager, self-reported in February 2016 to the Securities and Exchange Commission and notified other regulators that in some cases Prudential failed to maximize securities lending income for certain of the Trust’s Portfolios due to a long-standing restriction benefitting Prudential. The restriction has been removed and Prudential is in the process of implementing a remediation plan for the benefit of such Portfolios, which will include reimbursement to the Portfolios of opportunity loss. The Board of the Trust was informed of the restriction. The remediation plan and all aspects related to it will be undergoing evaluation by the Board and will be subject to approval.
DISTRIBUTOR. The Trust has distribution arrangements with PAD, pursuant to which PAD serves as the distributor for the shares of each Portfolio. PAD is an affiliate of the Investment Managers.
The Trust’s distribution agreement with respect to the Trust and the Portfolios (Distribution Agreement) has been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreement will remain in effect from year to year provided that the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to the agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Shareholder Services and Distribution Plan (the 12b-1 Plan) or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by a vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.
The Trust has adopted the 12b-1 Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, each Portfolio (except for AST Managed Alternatives Portfolio, AST Managed Equity Portfolio and AST Managed Fixed Income Portfolio) is authorized to pay PAD an annual shareholder services and distribution fee of 0.25% of each Portfolio’s average daily net assets.
The shareholder services and distribution fee paid by each Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to

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shareholder questions and inquiries relating to the Portfolios, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the covered Portfolios. These activities include, but are not limited to, the following:
■	printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the Contracts);
■	reconciling and balancing separate account investments in the Portfolios;
■	reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;
■	confirming transactions;
■	providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;
■	providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;
■	paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;
■	printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;
■	paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;
■	paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;
■	paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;
■	paying expenses of training sales personnel regarding the Portfolios; and
■	providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.
The 12b-1Plan is of a type known as a “compensation” plan because payments are made for services rendered to the covered Portfolios of the Trust regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the 12b-1Plan, the Trustees consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the 12b-1 Plan. As required under Rule 12b-1, the 12b-1 Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolios pursuant to the 12b-1 Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Fees payable to PAD under the 12b-1 Plan are accrued daily and paid bi-weekly.
The 12b-1 Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Board and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1Plan or such agreement, as applicable. In addition, the 12b-1 Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio. The 12b-1 Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.
The amounts received and spent by PAD pursuant to the 12b-1 Plan during the most recently completed fiscal year are set out in the tables below:
Amounts Received by PAD
Portfolio Name	Amount
AST AB Global Bond Portfolio	$945,089
AST BlackRock Multi-Asset Income Portfolio	41,907
AST Columbia Adaptive Risk Allocation Portfolio	6,458
AST Emerging Managers Diversified Portfolio	5,916
AST FQ Absolute Return Currency Portfolio	9,165
AST Franklin Templeton K2 Global Absolute Return Portfolio	23,131
AST Goldman Sachs Global Growth Allocation Portfolio	29,696

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Amounts Received by PAD
Portfolio Name	Amount
AST Goldman Sachs Global Income Portfolio	644,188
AST Goldman Sachs Strategic Income Portfolio	1,139,313
AST Ivy Asset Strategy Portfolio	22,754
AST Jennison Global Infrastructure Portfolio	12,648
AST Legg Mason Diversified Growth Portfolio	83,016
AST Managed Alternatives Portfolio	None
AST Managed Equity Portfolio	None
AST Managed Fixed Income Portfolio	None
AST Morgan Stanley Multi-Asset Portfolio	17,502
AST Neuberger Berman Long/Short Portfolio	14,266
AST Prudential Flexible Multi-Strategy Portfolio	24,979
AST QMA International Core Equity Portfolio	1,478,173
AST T. Rowe Price Diversified Real Growth Portfolio	47,731
AST Wellington Management Global Bond Portfolio	797,029
AST Wellington Management Real Total Return Portfolio	18,467
PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Managers, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of Portfolio shares.
The Investment Managers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Managers” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Managers and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Managers and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Trust, the Investment Managers’ overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Managers seek to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Managers may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Managers’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Managers’ knowledge of the financial stability of the firms; the Investment Managers’ knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

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When the Investment Managers select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Managers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Managers maintain an internal allocation procedure to identify those firms who have provided them with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Managers believe provide a benefit to the Trust and its other clients. The Investment Managers make a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Investment Managers deem the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Managers may, but are under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Managers in the manner they consider to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or hold may be affected by options written or held by the Investment Managers and other investment advisory clients of the Investment Managers. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Trust participates in a voluntary commission recapture program available through Russell Implementation Services, Inc. (Russell). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.
The tables below set forth information concerning the payment of brokerage commissions by the Trust, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years:
Total Brokerage Commissions Paid by the Fund
Portfolio	2015	2014	2013
AST AB Global Bond Portfolio	None	N/A	N/A
AST BlackRock Multi-Asset Income Portfolio	$4,843	$3,750	N/A

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Total Brokerage Commissions Paid by the Fund
Portfolio	2015	2014	2013
AST Columbia Adaptive Risk Allocation Portfolio	1,290	N/A	N/A
AST Emerging Managers Diversified Portfolio	777	N/A	N/A
AST FQ Absolute Return Currency Portfolio	N/A	N/A	N/A
AST Franklin Templeton K2 Global Absolute Return Portfolio	6,777	3,891	N/A
AST Goldman Sachs Global Growth Allocation Portfolio	929	119	N/A
AST Goldman Sachs Global Income Portfolio	N/A	N/A	N/A
AST Goldman Sachs Strategic Income Portfolio	N/A	N/A	N/A
AST Ivy Asset Strategy Portfolio	17,846	N/A	N/A
AST Jennison Global Infrastructure Portfolio	13,625	6,459	N/A
AST Legg Mason Diversified Growth Portfolio	30,905	2,434	N/A
AST Managed Alternatives Portfolio	N/A	N/A	N/A
AST Managed Equity Portfolio	52	N/A	N/A
AST Managed Fixed-Income Portfolio	N/A	N/A	N/A
AST Morgan Stanley Multi-Asset Portfolio	12,824	N/A	N/A
AST Neuberger Berman Long/Short Portfolio	6,741	N/A	N/A
AST Prudential Flexible Multi-Strategy Portfolio	1,286	159	N/A
AST QMA International Core Equity Portfolio	745,827	N/A	N/A
AST T. Rowe Price Diversified Real Growth Portfolio	12,064	3,973	N/A
AST Wellington Management Global Bond Portfolio	777	N/A	N/A
AST Wellington Management Real Total Return Portfolio	14,377	N/A	N/A

Brokerage Commissions Paid to Affiliated Brokers: Fiscal Year 2015
Portfolio	Commissions Paid	Broker Name	% of Commissions Paid to Broker	% of Dollar Amt. of Transactions Involving Commissions Effected through Broker
AST AB Global Bond Portfolio	None	None	None	None
AST BlackRock Multi-Asset Income Portfolio	None	None	None	None
AST Columbia Adaptive Risk Allocation Portfolio	None	None	None	None
AST Emerging Managers Diversified Portfolio	None	None	None	None
AST FQ Absolute Return Currency Portfolio	None	None	None	None
AST Franklin Templeton K2 Global Absolute Return Portfolio	None	None	None	None
AST Goldman Sachs Global Growth Allocation Portfolio	None	None	None	None
AST Goldman Sachs Global Income Portfolio	None	None	None	None
AST Goldman Sachs Strategic Income Portfolio	None	None	None	None
AST Ivy Asset Strategy Portfolio	None	None	None	None
AST Jennison Global Infrastructure Portfolio	None	None	None	None
AST Legg Mason Diversified Growth Portfolio	None	None	None	None
AST Managed Alternatives Portfolio	None	None	None	None
AST Managed Equity Portfolio	None	None	None	None
AST Managed Fixed-Income Portfolio	None	None	None	None
AST Morgan Stanley Multi-Asset Portfolio	$137	Morgan Stanley & Co. LLC	1.07%	0.33%
AST Neuberger Berman Long/Short Portfolio	None	None	None	None
AST Prudential Flexible Multi-Strategy Portfolio	None	None	None	None
AST QMA International Core Equity Portfolio	None	None	None	None
AST T. Rowe Price Diversified Real Growth Portfolio	None	None	None	None
AST Wellington Management Global Bond Portfolio	None	None	None	None
AST Wellington Management Real Total Return Portfolio	None	None	None	None

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ADDITIONAL INFORMATION
FUND HISTORY. The Trust is a managed, open-end investment company organized as a Massachusetts business trust, the separate Portfolios of which are diversified, unless otherwise indicated. Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio (The Henderson International Growth Fund is currently known as the AST J.P. Morgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio)).The investment manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new investment manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and subadvisory Agreements between the Investment Managers and the Trust and the Investment Managers and each subadviser, respectively.
The AST AllianceBernstein Growth & Income Portfolio (formerly known as the AST Alliance Growth and Income Portfolio and as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST Money Market Portfolio was first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST UBS Dynamic Alpha Portfolio (formerly known as the AST Global Allocation Portfolio, the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST High Yield Portfolio (formerly known as the Goldman Sachs High Yield Portfolio and the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the AST Small-Cap Growth Portfolio (formerly known as the PBHG Small-Cap Growth Portfolio), the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the Large-Cap Value Portfolio (formerly known as the AST Hotchkis Wiley Large-Cap Value Portfolio and the AST INVESCO Capital Income Portfolio) and the AST BlackRock/Loomis Sayles Bond Portfolio (formerly known as the AST PIMCO Total Return Bond Portfolio) were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994.
The AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio, the AST DeAM International Equity Portfolio, the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST AllianceBernstein Large-Cap Growth Portfolio (formerly known as the AST Alliance Growth Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio and the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio) and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST QMA US Equity Alpha Portfolio (formerly known as the AST AllianceBernstein Managed Index 500 Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Neuberger Berman Small-Cap Growth Portfolio (formerly known as the AST DeAM Small-Cap Growth Portfolio and the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999. The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000. The AST Small-Cap Growth Opportunities Portfolio (formerly known as the AST Federated Aggressive Growth Portfolio), the AST Mid-Cap Value Portfolio (formerly known as the AST Gabelli All-Cap Value Portfolio), the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Core Fixed Income Portfolio (formerly, the AST Lord Abbett Bond-Debenture Portfolio) were first offered on October 23, 2000. The AST AllianceBernstein Core Value (formerly known as the AST Sanford Bernstein Core Value) Portfolio was first offered on May 1, 2001.
Effective as of December 2, 2005, the AST Alger All-Cap Growth Portfolio and the AST AllianceBernstein Growth + Value Portfolio were reorganized into the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, respectively, and ceased to exist.
The AST Aggressive Asset Allocation Portfolio, the AST Capital Growth Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio), the AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio were each first offered on or about December 5, 2005.

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The AST Advanced Strategies Portfolio, the AST First Trust Balanced Target Portfolio and the AST First Trust Capital Appreciation Target Portfolio were each first offered on or about March 20, 2006.
The AST Western Asset Core Plus Bond Portfolio, the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio were each first offered on or about November 17, 2007.
The AST Bond Portfolio 2015, the AST Bond Portfolio 2018, the AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio were each first offered on or about January 28, 2008.
The AST Global Real Estate Portfolio and the AST Parametric Emerging Markets Equity Portfolio were each first offered on or about April 28, 2008.
The AST Focus Four Plus Portfolio was first offered on or about July 21, 2008.
Effective as of July 18, 2008, the AST DeAM Small-Cap Value Portfolio was reorganized into the AST Small-Cap Value Portfolio.
The AST Bond Portfolio 2016 and the AST Bond Portfolio 2020 were each first offered on or about January 2, 2009.
Effective as of November 13, 2009, the AST Focus Four Plus Portfolio was reorganized into the AST First Trust Capital Appreciation Target Portfolio.
The AST Bond Portfolio 2017 and the AST Bond Portfolio 2021 were each first offered on or about January 14, 2010.
The AST Jennison Large-Cap Growth Portfolio and the AST Boston Partners Large-Cap Value Portfolio (formerly known as the AST Jennison Large-Cap Value Portfolio) were each first offered on or about November 16, 2009.
Effective as of March 15, 2010, the AST UBS Dynamic Alpha Portfolio was renamed as the AST J.P. Morgan Strategic Opportunities Portfolio.
Effective as of May 1, 2010, the AST DeAM Large-Cap Value Portfolio was renamed the AST Value Portfolio. Effective as of July 16, 2010, the AST Value Portfolio was renamed as the AST BlackRock Value Portfolio. Effective as of May 1, 2011, the AST Lord Abbett Bond-Debenture Portfolio was renamed the AST Lord Abbett Core Fixed Income Portfolio.
The AST Bond Portfolio 2022 was first offered on or about January 3, 2011.
The AST BlackRock Global Strategies Portfolio and the AST Quantitative Modeling Portfolio were each first offered on or about May 2, 2011.
Effective as of April 29, 2011, the AST Aggressive Asset Allocation Portfolio was renamed the AST Wellington Management Hedged Equity Portfolio.
The AST Neuberger Berman Small-Cap Growth Portfolio was reorganized (merged) into the AST Federated Aggressive Growth Portfolio (now known as the AST Small-Cap Growth Opportunities Portfolio) on April 29, 2011.
The AST Prudential Core Bond Portfolio was first offered on or about October 17, 2011.
The AST Bond Portfolio 2023 was first offered on or about January 3, 2012.
The AST American Century Income & Growth Portfolio was reorganized (merged) into the AST New Discovery Asset Allocation Portfolio on April 30, 2012. The AST New Discovery Asset Allocation Portfolio was first offered on April 30, 2012.
Effective as of April 27, 2012, the AST CLS Growth Asset Allocation Portfolio was re-named the AST Schroders Global Tactical Portfolio.
Effective as of August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio was re-named the AST J.P. Morgan Global Thematic Portfolio.
The AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio were first offered on or about August 20, 2012.

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The AST Bond Portfolio 2024 was first offered on or about January 2, 2013.
Effective as of December 17, 2012, the AST CLS Moderate Asset Allocation Portfolio was re-named AST Moderate Asset Allocation Portfolio.
The AST ClearBridge Dividend Growth Portfolio, AST AQR Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, and AST Multi-Sector Fixed Income Portfolio were each first offered on or about February 25, 2013.
Effective on or about April 29, 2013, the following Portfolios were re-named: AST T. Rowe Price Global Bond Portfolio was re-named AST Templeton Global Bond Portfolio. AST Horizon Moderate Asset Allocation Portfolio was re-named AST Goldman Sachs Multi-Asset Portfolio. AST First Trust Capital Appreciation Target Portfolio was re-named AST Prudential Growth Allocation Portfolio. AST Moderate Asset Allocation Portfolio was re-named AST RCM World Trends Portfolio.
Effective on or about April 29, 2013, the following new Portfolios of the Trust commenced operations: AST AQR Large-Cap Portfolio, AST BlackRock iShares ETF Portfolio, AST Defensive Asset Allocation Portfolio, and AST QMA Large-Cap Portfolio.
Effective on or about July 15, 2013, the following Portfolios were re-named: AST BlackRock Value Portfolio was re-named AST Herndon Large-Cap Value Portfolio. AST Marsico Capital Growth Portfolio was re-named AST Loomis Sayles Large-Cap Growth Portfolio.
Effective on or about November 4, 2013, the AST Long Duration Bond Portfolio was re-named as AST Multi-Sector Fixed Income Portfolio.
The AST Bond Portfolio 2025 was first offered on or about January 2, 2014.
The AST T. Rowe Price Growth Opportunities Portfolio was first offered on or about February 10, 2014.
Effective on or about February 10, 2014, the AST First Trust Balanced Target Portfolio was re-named as AST FI Pyramis® Quantitative Portfolio.
Effective on or about February 10, 2014, the AST Goldman Sachs Concentrated Growth Portfolio was reorganized (merged) into the AST Loomis Sayles Large-Cap Growth Portfolio.
The following Portfolios were first offered on or about April 28, 2014: AST BlackRock Multi-Asset Income Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Equity Portfolio, AST Managed Fixed-Income Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, and AST T. Rowe Price Diversified Real Growth Portfolio.
The AST Legg Mason Diversified Growth Portfolio was first offered on or about November 24, 2014.
Effective on November 24, 2014, the AST Jennison Large-Cap Value Portfolio was re-named as AST Boston Partners Large-Cap Value Portfolio.
Effective on November 24, 2014, the AST Federated Aggressive Growth Portfolio was re-named as AST Small-Cap Growth Opportunities Portfolio.
The AST Bond Portfolio 2026 was first offered on January 2, 2015.
The AST QMA International Core Equity Portfolio was first offered on January 5, 2015.
Effective on January 5, 2015, the AST PIMCO Total Return Bond Portfolio was re-named as AST BlackRock/Loomis Sayles Bond Portfolio.
The following Portfolios were first offered on or about July 13, 2015: AST AB Global Bond Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST Goldman Sachs Global Income Portfolio, AST Ivy Asset Strategy Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio.

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Effective on July 13, 2015, the AST PIMCO Limited Maturity Bond Portfolio was re-named as AST BlackRock Low Duration Bond Portfolio.
Effective on or about October 19, 2015, the AST FI Pyramis® Asset Allocation Portfolio was reorganized (merged) into the AST T. Rowe Price Asset Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Allocation Portfolio was reorganized (merged) into the AST Prudential Growth Allocation Portfolio.
Effective on or about October 19, 2015, the AST Franklin Templeton Founding Funds Plus Portfolio was reorganized (merged) into the AST RCM World Trends Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Core Bond Portfolio was reorganized (merged) into the AST Lord Abbett Core Fixed-Income Portfolio.
Effective on or about October 19, 2015, the AST Neuberger Berman Mid-Cap Growth Portfolio was reorganized (merged) into the AST Goldman Sachs Mid-Cap Growth Portfolio.
Effective on or about October 19, 2015, the AST Schroders Multi-Asset World Strategies Portfolio was reorganized (merged) into the AST Schroders Global Tactical Portfolio.
Effective on or about October 19, 2015, the AST T. Rowe Price Equity Income Portfolio was reorganized (merged) into the AST Goldman Sachs Large-Cap Value Portfolio.
The AST Bond Portfolio 2027 was first offered on January 4, 2016.
Effective on or about April 25, 2016, the AST Mid-Cap Value Portfolio was re-named as AST WEDGE Capital Mid-Cap Value Portfolio.
Effective on or about April 25, 2016, the AST Large-Cap Value Portfolio was re-named as AST Hotchkis &Wiley Large-Cap Value Portfolio.
If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.
Effective as of May 1, 2007, the Trust changed its name from American Skandia Trust to Advanced Series Trust.
DESCRIPTION OF SHARES AND ORGANIZATION. As of the date of this SAI, the beneficial interest in the Trust is divided into 90 separate Portfolios, each offering one class of shares.
The Trust's Second Amended and Restated Declaration of Trust, dated December 1, 2005, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.
No preemptive or conversion rights apply to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.
Generally, there will not be annual meetings of shareholders of any Portfolio of the Trust. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

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Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.
The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.
From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.
PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Trust as of April 1, 2016. As of April 1, 2016, the Trustees and Officers of the Trust, as a group owned less than 1% of the outstanding shares of beneficial interest of the Trust.
Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
AST AB Global Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	44181300.207 / 37.137%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	39699381.136 / 33.3697%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	27692855.813 / 23.2775%
AST BlackRock Multi-Asset Income Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	2405700.903 / 74.8282%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	505905.827 / 15.736%
	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	301185.771 / 9.3682%
AST Columbia Adaptive Risk Allocation Portfolio	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	300000 / 37.746%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	248580.324 / 31.2763%
	Prudential Insurance Company of America IRELP Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 25.164%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	46206.799 / 5.8137%
AST Emerging Managers Diversified Portfolio	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	300000 / 50.5772%
	Prudential Insurance Company of America IRELP Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 33.7181%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	68662.079 / 11.5758%
AST FQ Absolute Return Currency Portfolio	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	300000 / 40.462%
	Prudential Insurance Company of America PICA Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 26.9747%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	171246.537 / 23.0966%
	Advanced Series Trust AST Managed Alternatives Portfolio Attn Brian Ahrens & Andrei Marinich 655 Broad Street—17th Floor Newark, NJ 07102	44395.949 / 5.9878%
AST Franklin Templeton K2 Global Absolute Return Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	1255129.648 / 63.4582%
	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	300000 / 15.1677%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	222754.429 / 11.2623%
	Prudential Insurance Company of America PICA Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 10.1118%
AST Goldman Sachs Global Growth Allocation Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	1687867.47 / 74.7617%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	263595.789 / 11.6756%
	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	203100.775 / 8.9961%
AST Goldman Sachs Global Income Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	27228935.276 / 37.1223%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	24482524.115 / 33.378%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	17095830.544 / 23.3074%
AST Goldman Sachs Strategic Income Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	11348142.285 / 31.6763%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	10262683.056 / 28.6464%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	7221573.196 / 20.1577%
	Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio Attn Global Portfolio Solutions 200 West Street New York, NY 10282	2945606.618 / 8.2221%
AST Ivy Asset Strategy Portfolio	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	1000000 / 43.2836%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
	Pruco Life Insurance Company of NJ PLNJ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	1000000 / 43.2836%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	256054.967 / 11.083%
AST Jennison Global Infrastructure Portfolio	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	300000 / 38.3473%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	223044.58 / 28.5105%
	Pruco Life Insurance Company of NJ PLNJ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	100000 / 12.7824%
	Prudential Retirement Annuity & Insurance Company PRIAC Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	100000 / 12.7824%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	59279.317 / 7.5773%
AST Legg Mason Diversified Growth Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	8499551.183 / 85.4388%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	948570.61 / 9.5352%
AST Managed Alternatives Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	219283.839 / 72.9295%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	76395.281 / 25.4076%
AST Managed Equity Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	1166058.903 / 88.6177%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	144772.05 / 11.0023%
AST Managed Fixed Income Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	1841440.838 / 85.605%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	304649.569 / 14.1626%
AST Morgan Stanley Multi-Asset Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	1300000 / 79.3517%
	Prudential Insurance Company of America IRELP Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 12.208%
	Advanced Series Trust AST Managed Alternatives Portfolio Attn Brian Ahrens & Andrei Marinich 655 Broad Street—17th Floor Newark, NJ 07102	85841.687 / 5.2398%
AST Neuberger Berman Long/Short Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	1000000 / 72.1457%
	Prudential Insurance Company of America IRELP Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 14.4291%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	86800.865 / 6.2623%
	Advanced Series Trust AST Managed Alternatives Portfolio Attn Brian Ahrens & Andrei Marinich 655 Broad Street—17th Floor Newark, NJ 07102	74578.01 / 5.3805%
AST Prudential Flexible Multi-Strategy Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	3826883.627 / 81.1295%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	578211.594 / 12.258%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
	Pruco Life Insurance Company PLAZ Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	305482.042 / 6.4762%
AST QMA International Core Equity Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	31620331.352 / 40.8079%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	21664901.793 / 27.9598%
	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	13392353.575 / 17.2836%
	Advanced Series Trust AST Preservation Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	7658718.174 / 9.884%
AST T. Rowe Price Diversified Real Growth Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	2493079.72 / 77.9484%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	430751.304 / 13.4678%
	Prudential Retirement Annuity & Insurance Company PRIAC Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	270201.561 / 8.4481%
AST Wellington Management Global Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	53755274.537 / 37.2163%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	48180605.701 / 33.3568%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	33433011.303 / 23.1466%
AST Wellington Management Real Total Return Portfolio	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio 655 Broad Street—17th Floor Newark, NJ 07102	1400000 / 80.5401%
	Prudential Insurance Company of America IRELP Seed Account Attn Public Investment Ops 655 Broad Street—17th Floor Newark, NJ 07102	200000 / 11.5057%

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Portfolio Name	Shareholder Name/Address	Shares / % of Portfolio
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	93790.803 / 5.3957%
FINANCIAL STATEMENTS
The financial statements of the Trust for the fiscal year ended December 31, 2015 have been incorporated into this SAI by reference to the annual report to shareholders. Such financial statements have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included in the Trust’s annual report to shareholders. KPMG LLP’s principal business address is 345 Park Avenue, New York, New York 10154.
The Trust's Annual Report, for the year ended December 31, 2015, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI.
ASSET-BACKED SECURITIES. A Portfolio may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.
Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be characterized by the Portfolio as illiquid securities.
For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1⁄3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1⁄3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

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A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so, except for portfolios managed by Wellington Management.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Investment Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

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Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the Investment Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Manager believes such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the Investment Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rate of US banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and

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security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a US bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from a Portfolio’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolio invests, may cause significant disruptions in the business operations of the Portfolio. Potential impacts may include, but are not limited to, potential financial losses for the Portfolio and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolio, an inability of the Portfolio to calculate net asset value (NAV), and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Portfolio shareholders, cyber security failures by a Portfolio and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolio, and reputational damage. The Portfolio may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolio may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Portfolio and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolio cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which a Portfolio invests.

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DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. A Portfolio may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The SEC has proposed a new rule related to the use of derivatives by registered investment companies, which, if adopted by the SEC as proposed, may limit the Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of the Portfolio to invest in accordance with its stated investment strategy.
EXCHANGE-TRADED FUNDS. Each Portfolio may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

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INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, a Portfolio may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
The Investment Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 (FAS 140). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Portfolio to leverage risk, they do not constitute borrowings for purposes of the Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Portfolio is not currently subject to this reevaluation.
Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).
To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. The Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.
INITIAL PUBLIC OFFERINGS. Each Portfolio may invest in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs

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and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
SWAP AGREEMENTS. A Portfolio may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, a Portfolio may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.
To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. A Portfolio may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

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CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
TOTAL RETURN SWAP AGREEMENTS. A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio's portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.
NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Portfolio wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors In Derivatives”.
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates.

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Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

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The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.
A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.
With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
Each Portfolio, except for AST Columbia Adaptive Risk Allocation Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST FQ Absolute Return Currency Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio has filed a notice of exemption from regulation as a “commodity pool,” and the Investment Manager has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA). In order to continue to claim the “commodity pool” exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Based on the trading strategies for AST Columbia Adaptive Risk Allocation Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST FQ Absolute Return Currency Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Managed Alternatives Portfolio, AST Morgan Stanley Multi-Asset Portfolio AST Wellington Management Global Bond Portfolio and AST Wellington Management Real Total Return Portfolio, each shall be considered a “commodity pool” and the Manager shall be considered a “commodity pool operator” with respect to the Portfolio under the CEA. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations may increase the Portfolios’ gross expenses.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put

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option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although a Portfolio may use such instruments to seek to enhance returns. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Investment Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts

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or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:
Leverage Risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.
FOREIGN INVESTMENT RISKS. A Portfolio may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

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Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

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RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Portfolios invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolios' investments.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Investment Managerof equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio generally may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investment determined not to be readily marketable. The 15% limit is applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions.
Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 5% limits.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

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Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INVESTMENT IN EMERGING MARKETS. A Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio's acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These

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restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO “INVESTMENTS IN OTHER INVESTMENT COMPANIES.”
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange-traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio).
Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments in a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies.

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JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Investment Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
■	Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
■	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
■	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
■	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
■	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
■	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
■	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
MONEY MARKET INSTRUMENTS. A Portfolio may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes quality, liquidity and other requirements on any registered mutual fund that holds itself out to the public as a money market fund. Compliance with the various provisions of the amendments will take effect over the course of 2015 and 2016. The new regulations will impact money market funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest.
“Retail” money market funds will have policies and procedures reasonably designed to limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds. Retail and institutional money market funds will be further classified by their investments. “Prime” money market funds will be permitted to invest primarily in corporate or other non-government securities, “US government” money market funds will be required to invest a very high percentage of their assets in US government securities and “municipal” money market funds will be required to invest significantly in municipal securities.
Under the revised rule, institutional prime money market funds and institutional municipal money market funds will be required to value their portfolio securities using market-based factors, and sell and redeem shares at prices based on a floating net asset value. A floating net asset value will be calculated by rounding to the fourth decimal place in the case of a money market fund with a $1.0000 share price. Retail money market funds and institutional US government money market funds will not be subject to the floating net asset value requirement.
Under the revised rule, any type of money market fund will be permitted to impose a discretionary liquidity fee of up to 2% on redemptions or temporarily suspend redemptions (also known as “gate”) if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 30% of the fund’s total assets and the money market fund’s board of trustees determines that the fee or gate is in the fund’s best interests. Once imposed, a discretionary liquidity fee or redemption gate will remain in effect until the fund’s board of trustees determines that the fee or gate is no longer in the fund’s best interests or the next business day after the fund’s weekly liquid assets return to 30% of the fund’s total assets, whichever occurs first. Regardless, the redemption gate will be required to be lifted no later than the 10th business day after the gate is imposed, and a money market fund may not impose a redemption gate for more than 10 business days in any rolling 90-calendar day period.

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Under the revised rule, any type of money market fund (except for US government money market funds) will be required to impose a liquidity fee of 1% on all redemptions if the money market fund’s weekly liquid assets (as defined in Rule 2a-7) fall below 10% of the fund’s total assets, unless the fund’s board of trustees determines that the fee is not in the fund’s best interests, or that a lower or higher (up to 2%) liquidity fee is in the fund’s best interests.
Other requirements of the revised rule include enhanced website disclosure obligations, the adoption of a new form for disclosure of certain material events (such as the imposition of liquidity fees or redemption gates), stronger diversification requirements and enhanced stress testing.
As a result of the revised rule, money market funds will be required to implement changes that will impact and may adversely affect the money market funds and their investors. The extent of any future changes to the management or operation of money market funds resulting from the requirements of the revised rule are under evaluation and consideration by the Board of Trustees of the Trust and by PI, but have not yet been determined.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.
In September 2008, the US Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the US Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

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MUNICIPAL SECURITIES. A Portfolio may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, a Portfolio may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

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REAL ESTATE INVESTMENT TRUSTS (REITS). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
DOLLAR ROLLS. A Portfolio may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

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SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. Prudential Investment Management, Inc. (PIM), an affiliate of the Investment Manager, serves as securities lending agent for each Portfolio, and in that role administers each Portfolio’s securities lending program. As compensation for these services, PIM receives a portion of any amounts earned by the Portfolio through lending securities.
The Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated short-term bond fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Investment Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

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Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
A Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such

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commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. A Portfolio may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices(reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.

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WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
US GOVERNMENT SECURITIES. A Portfolio may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
A Portfolio may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. A Portfolio may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest

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rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.
In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

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The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders. In the event that the fair valuation of a security results in a change of $0.01 or more to a Portfolio’s NAV per share and/or in the aggregate results in a change of one half of one percent or more of a Portfolio’s daily NAV, the Board of Trustees shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on at the next regularly scheduled Board meeting. Also, the Board of Trustees receives, on an interim basis, minutes of the meetings of the Fund’s Valuation Committee that occur between regularly scheduled Board meetings.
The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares..
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
All short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
TAXATION
This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Trust. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.
Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Portfolios and shares of other adequately diversified funds generally will be adequately diversified.
The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Federal Income Taxes.” No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
DISCLOSURE OF PORTFOLIO HOLDINGS
Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters. In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Trust may also release, at a sleeve level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted to the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust's shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:

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1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.
6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to RiskMetrics Group, Institutional Shareholder Services, Inc., Broadridge and Glass, Lewis & Co (proxy voting administrator/agents) at the end of each day;
■	Full holdings on a daily basis to RickMetrics Group (securities class action claims services administrator) at the end of each day;
■	Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified in the Trust's prospectus), Custodian Bank (Bank of New York and/or PNC, as applicable), sub-custodian (Citibank, NA (foreign sub-custodian)) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
■	Full holdings to a Portfolio's independent registered public accounting firm (KPMG LLP) as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and
■	Full holdings to financial printers (RR Donnelly and/or VG Reed, as applicable) as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
■	Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
■	Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (analytical services/investment research providers) at the end of each day;
■	Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Funds and selected Prudential Investments Funds only);
■	Full holdings on a quarterly basis to Plexus (review of brokerage transactions) as soon as practicable following a Portfolio's fiscal quarter-end;
■	Full holdings on a monthly basis to Advanced Quantitative Consulting (AQC) (attribution analysis) (AST Academic Strategies Asset Allocation Portfolio only) as soon as practicable following the close of each calendar month;
■	Full holdings on a daily basis to Brown Brothers Harriman & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Investment Technology Group, Inc. (analytical services) (AST Legg Mason Diversified Growth Portfolio (QS Investors-managed segments) and AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to Markit WSO Corporation (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day;
■	Full holdings on a daily basis to State Street Bank and Trust Company (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day.
■	Full holdings on a daily basis to Glass, Lewis & Co. (certain operational functions) (AST Wellington Management Hedged Equity Portfolio only) at the end of each day.
■	Full holdings on a daily basis to Thomson Reuters (analytical services) (AST Legg Mason Diversified Growth Portfolio (QS Investors -managed segments only) at the end of each day.

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■	Full holdings on a daily basis to SunGard (compliance services) (AST Legg Mason Diversified Growth Portfolio (QS Investors -managed segments only) at the end of each day.
■	Full holdings on an intraday basis to StarCompliance (compliance services) (AST Legg Mason Diversified Growth Portfolio only) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust’s Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Adviser or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Trustees of the Trust has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Trust's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.

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The Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.
The Manager and the Board expect that the subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board of the Trust has adopted a Code of Ethics. In addition, the Investment Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.
LICENSES & MISCELLANEOUS INFORMATION
Standard & Poor’s and S& P are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”).   The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM are products of S&P Dow Jones Indices LLC and have been licensed for use by First Trust.  The AST First Trust Balanced Target Portfolio (“the Portfolio”) is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM to track general market performance.  S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices.  The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the Portfolio.  S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM.  Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be managed.   S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and the DOW JONES U.S. SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES INDUSTRIAL INDEXSM and

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the DOW JONES U.S. SELECT DIVIDEND INDEXSM OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S& P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
“VALUE LINE®,” “THE VALUE LINE INVESTMENT SURVEY” AND “VALUE LINE TIMELINESS RANKING SYSTEM” ARE REGISTERED TRADEMARKS OF VALUE LINE SECURITIES, INC. OR VALUE LINE PUBLISHING, INC. THAT HAVE BEEN LICENSED TO FIRST TRUST ADVISORS, L.P. THE PORTFOLIO IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. (“VALUE LINE”). VALUE LINE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FIRST TRUST IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.
“Value Line Publishing, Inc.'s” (VLPI) only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the System), which is composed by VLPI without regard to First Trust, the Portfolio, the Trust or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Portfolio into consideration in composing the System. The Portfolio results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash.
VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PUPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO AND/OR THE FUND; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS THE PORTFOLIO AND/OR THE FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTIAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO AND/OR THE FUND.
“NYSE®” and “NYSE International 100 Index®” are registered trademarks of the NYSE Group, Inc. and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The Portfolio, which use a strategy based in part on the NYSE International 100 Index®, are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. and its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products.
NYSE Group, Inc. has no relationship to the Portfolio or First Trust other than the licensing of NYSE International 100 Index® (the Index) and its registered trademarks for use in connection with the Portfolio.
NYSE Group, Inc. and its affiliates do not:
■	Sponsor, endorse, sell or promote the Portfolio.
■	Recommend that any person invest in the Portfolio or any other securities.
■	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Portfolio.
■	Have any responsibility or liability for the administration, management or marketing of the Portfolio.
■	Consider the needs of the Portfolio or the Contract owners of the Portfolio in determining, composing or calculating the NYSE International 100 Index® or have any obligation to do so.
Neither NYSE Group, Inc. nor any of its affiliates will have any liability in connection with the Portfolio or the Trust. Specifically, NYSE Group, Inc. and its affiliates do not make any warranty, express or implied, and disclaim any warranty about:
■	The results to be obtained by the Portfolio, the Contract owner of the Portfolio or any other person in connection with the use of the Index and the data included in the Index;
■	The accuracy or completeness of the Index and its data;
■	The merchantability and the fitness for a particular purpose or use of the Index and its data;

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■	NYSE Group, Inc. and its affiliates will have no liability for any errors, omissions or interruptions in the Index or its data.
Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.
The licensing agreement between First Trust Advisors L.P. and NYSE Group, Inc. is solely for their benefit and not for the benefit of the Contract owners of the Portfolio or any other third parties.
APPENDIX I: DESCRIPTION OF BOND RATINGS
STANDARD & POOR'S RATINGS SERVICES (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories
Commercial Paper Ratings
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
■	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
■	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

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Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
Debt Ratings
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.
Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
■	Leading market positions in well-established industries.
■	High rates of return on Portfolios employed.
■	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
■	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
■	Well-established access to a range of financial markets and assured sources of alternate liquidity.

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PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.
FITCH, INC.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.
International Short-Term Credit Ratings
F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.
Plus (+) or Minus (–): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
ALLIANCEBERNSTEIN, L.P.
Proxy Voting Policy Statement
Introduction
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.
Our Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, our voting records, as noted below in “Voting Transparency”, and other related documents can be found on our Internet site (www.abglobal.com).
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.
Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.
In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.
Research Services
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.
Proxy Voting Guidelines
Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and

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executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
Conflicts of Interest
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AB-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.
In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
Voting Transparency
We publish our voting records on our Internet site () quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.
Recordkeeping
All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.
BLACKROCK, INC. AND ITS SUBSIDIARIES
These guidelines should be read in conjunction with BlackRock's Global Corporate Governance and Engagement Principles.
Introduction. BlackRock, Inc. and its subsidiaries (collectively, BlackRock) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the Guidelines) are intended to summarize BlackRock's general philosophy and approach to issues that may commonly

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arise in the proxy voting context for US Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting Guidelines. These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
■	Boards and directors
■	Auditors and audit-related issues
■	Capital structure, mergers, asset sales and other special transactions
■	Remuneration and benefits
■	Social, ethical and environmental issues
■	General corporate governance matters
BOARDS AND DIRECTORS.
Director elections. BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:
■	Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders' fundamental rights or long-term economic interests.
■	Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.
BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:
■	An insider or affiliated outsider who sits on any of the board's key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board's complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
■	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.
■	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.
■	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
■	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
■	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
■	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
■	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.
BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:
■	Where BlackRock obtains evidence that casts significant doubt on a director's qualifications or ability to represent shareholders.
■	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
■	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.
Age limits/term limits. We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.
Board size. We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board's effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

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Classified board of directors/staggered terms. A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).
We believe that classification of the board dilutes shareholders' right to evaluate promptly a board's performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.
Cumulative voting for directors. Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.
Director compensation and equity programs. We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company's and director's unique circumstances.
Indemnification of directors and officers. We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.
Independent board composition. We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.
Liability insurance for directors and officers. Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.
Limits on director removal. Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders' rights.
Majority vote requirements. BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Separation of chairman and CEO positions. We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director's position and overall corporate governance of the company in such cases.
Shareholder access to the proxy. We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders' ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

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We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.
AUDITORS AND AUDIT-RELATED ISSUES. BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company's financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee's members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE, MERGERS, ASSET SALES AND OTHER SPECIAL TRANSACTIONS. In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:
■	Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.
■	Strategic reason for transaction: There should be a favorable business reason for the combination.
■	Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders' interests. We also seek to ensure that executive and/or board members' financial interests in a given transaction do not affect their ability to place shareholders' interests before their own.
■	Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders' interests were sufficiently protected in the merger process.
Anti-greenmail provisions. Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.
Blank check preferred. See Preferred Stock.
Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the US, and may restrict management's ability to raise new capital.
We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

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Equal voting rights. BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.
However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company's history of responsiveness to shareholders in determining whether support of such a measure is appropriate.
Fair price provisions. Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.
Increase in authorized common shares. BlackRock considers industry specific norms in our analysis of these proposals, as well as a company's history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm's business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.
Increase or issuance of preferred stock. These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.
However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board's discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.
Poison pill plans. Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.
Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.' Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

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Stock splits and reverse stock splits. We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company's authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
REMUNERATION AND BENEFITS. We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company's history suggests that the issue raised is not likely to present a problem for that company.
Adopt advisory resolutions on compensation committee reports. BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as Say-on-Pay). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.
Advisory resolutions on compensation committee reports. In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.
Claw back proposals. Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive's role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans. An employee stock purchase plan (ESPP) gives the issuer's employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees' interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.
Equity compensation plans. BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company's executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes. Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.
We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive's current compensation.

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Option exchanges. BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.
Pay-for-performance plans. In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company's top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Pay-for-superior-performance. These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company's compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.
Supplemental executive retirement plans. BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
SOCIAL, ETHICAL AND ENVIRONMENTAL ISSUES. See Global Corporate Governance and Engagement Principles.
GENERAL CORPORATE GOVERNANCE MATTERS.
Adjourn meeting to solicit additional votes. We generally support such proposals when the agenda contains items that we judge to be in shareholders' best long-term economic interests.
Bundled proposals. We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.
Change name of corporation. We typically defer to management with respect to appropriate corporate names.
Confidential voting. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.
Other business. We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation. Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Shareholders' right to call a special meeting or act by written consent. In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

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Simple majority voting. We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders' ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.
Stakeholder provisions. Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board's fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.
BRANDYWINE PROXY VOTING
Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global shall vote proxies for each client account for which the client:
■	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or
■	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.
Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
General Principles
In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.
How Brandywine Global Votes Proxies
Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.
In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

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Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.
Conflict of Interest Procedures
In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.
Procedures for Identifying Conflicts of Interest
Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
■	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.
■	Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.
■	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.
Procedures for Assessing Materiality of Conflicts of Interest
■	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.
■	The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.
■	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.
Procedures for Addressing Material Conflicts of Interest
If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
■	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;
■	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
■	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;
■	disclosing the conflict to clients and obtaining their consent before voting;
■	suggesting to clients that they engage another party to vote the proxy on their behalf; or
■	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.
■	A written record of the method used to resolve a material conflict of interest shall be maintained.

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Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
Securities on Loan
Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
Proxy Voting-Related Disclosures
Proxy Voting Independence and Intent
Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.
Disclosure of Proxy Votes and Policy and Procedures
Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

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Delegation of Duties
Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
■	a copy of this Policy and Procedures, including any and all amendments that may be adopted;
■	a copy of each proxy statement that Brandywine Global receives regarding client securities;
■	a record of each vote cast by Brandywine Global on behalf of a client;
■	documentation relating to the identification and resolution of conflicts of interest;
■	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
■	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and
■	records showing whether or not Brandywine Global has proxy voting authority for each client account.
All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.
Appendix A Proxy Voting Guidelines
Brandywine Global Diversified Portfolio Management Team Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

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Compensation
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.
We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.
We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.
Governance
We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
Anti-Takeover
We vote against anti-takeover measures, including without limitation:
Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
Business Management
We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

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Brandywine Global Fixed Income Portfolio Management Team Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
Compensation
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
We vote for measures that give shareholders a vote on executive compensation.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.
We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
Governance
We vote for cumulative shareholder voting.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
Anti-Takeover
We vote against anti-takeover measures, including without limitation:
■	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
■	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
■	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
Business Management
We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.
CLEARBRIDGE INVESTMENTS, LLC.
Proxy Voting Guidelines Procedures Summary. ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

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ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge's Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge's business relationships or the personal or business relationships of other Legg Mason units' employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.
ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.
ClearBridge's Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.
COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC.
PROXY VOTING POLICY (SUMMARY)
DECEMBER 2013
Columbia Management Investment Advisers, LLC (CMIA) has adopted and implemented the Proxy

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POLICY SUMMARY
Voting Policy (the “Policy”), which it believes is reasonably designed to:
■	Ensure that proxies are voted in the best economic interest of clients;
■	Address material conflicts of interest that may arise; and
■	Comply with disclosure and other requirements in connection with its proxy voting responsibilities.
POLICY
As a fiduciary, CMIA owes its clients the duties of care and loyalty with respect to all services undertaken on the client's behalf. This Policy memorializes how CMIA meets these requirements in voting its clients’ proxies.
Vested Discretionary Voting Authority. Proxies regarding client securities for which CMIA has authority to vote will, unless CMIA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMIA to be in the best economic interests of its clients without regard to any resulting benefit or detriment to CMIA, its employees or its affiliates. In addition, with respect to ERISA accounts, CMIA has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as CMIA determines in its sole and absolute discretion. In the event a client believes that its interests require a different vote, CMIA will vote as the client clearly instructs, provided CMIA receives such instructions in time to act accordingly. CMIA endeavors to vote all proxies of which it becomes aware prior to the vote deadline; however, in certain limited circumstances, CMIA may determine to refrain from voting (see Foreign Securities and Securities on Loan below).
No Discretionary Voting Authority. In certain limited circumstances when CMIA is not vested with discretionary authority to vote a client’s proxies (i.e., when the client retains voting discretion), CMIA will administer proxy voting on behalf of the client in accordance with the client’s voting guidelines, or the client will vote its own proxies, or the client’s agent will vote its proxies on behalf of the client.
Proxy Voting Guidelines. CMIA has adopted proxy voting guidelines covering certain types of proposals. The guidelines indicate whether to vote for, against or abstain from a particular proposal, or whether the matter should be considered on a case-by-case basis. CMIA may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including from one and/or more third party research providers in situations when the guidelines do not contemplate a particular proposal; however, CMIA reserves the right to consider each proxy vote, whether covered by the guidelines or a third-party recommendation, based on the facts and circumstances of the proposal presented, and submit a vote that it believes is in the best economic interests of clients. CMIA may from time to time vote a proposal in a manner contrary to one or more other affiliates. CMIA regularly reviews and may amend the guidelines based on, among other things, industry trends and proposal frequency.
Portfolio Managers, Research Analysts, and Corporate Governance Analysts (collectively, “Investment Professionals”). In circumstances where proposals are not covered by the guidelines or a voting determination must be made on a case-by-case basis (“Proxy Referrals”) an Investment Professional will make the voting determination. Investment Professionals may include both CMIA portfolio managers, research analyst or corporate governance analyst personnel as well as personnel employed by other investment advisers that provide sub-advisory services to one of more CMIA advisory client(s). CMIA follows a hierarchy in terms of the Investment Professional sources it leverages for proxy voting discretion. In each of these circumstances, the Investment Professional must vote in the clients’ best economic interest and must comply with the conflict of interest practices (described below).
Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMIA’s Quantitative Strategies Group or CMIA’s Tax Efficient Structured Equity Group and not in any other account within CMIA, will be voted in accordance with the recommendations of a third party research provider selected by CMIA or as specified by the client.
Conflicts of Interest. For purpose of this Policy, a conflict of interest is a relationship or activity engaged in by CMIA or a CMIA employee that creates an incentive (or appearance thereof) to favor the interests of CMIA, or the employee, rather than the clients’ interests. For example, CMIA may have a conflict of interest if either CMIA has a significant business relationship with a company that is soliciting a proxy, or if a CMIA employee who is involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMIA’s decision on the particular vote at issue. CMIA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, and by observing procedures that are intended to prevent when practicable and manage material conflicts of interest. In all cases in which there is deemed to be a material conflict of interest, CMIA will seek to resolve the conflict in the clients’ best interests.

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CMIA considers: (1) proxies solicited by open-end and closed-end investment companies for which CMIA serves as an investment adviser or principal underwriter; and (2) proxies solicited by Ameriprise Financial, Inc. to present a material conflict of interest for CMIA. Consequently, these proxies will be voted following one of the conflict of interest management practices discussed below.
In the case of Proxy Referrals, or when a CMIA Investment Professional believes that voting contrary to the guidelines may be in the best economic interest of CMIA’s clients, CMIA may use its discretion to vote the proxy, provided that: (1) the proxy does not involve companies with which CMIA has a significant business relationship; and (2) the relevant CMIA investment personnel (i.e. Investment Professionals or Members of the CMIA Proxy Voting Sub-Committee) who have disclosed any personal conflict of interest circumstances to CMIA’s Conflicts Officer do not vote on the matter. If an Investment Professional or Member of the Proxy Voting Sub-Committee has a personal conflict of interest, he will be recused from participating in the proxy vote at issue.
If the Conflicts Officer, Proxy Voting Sub-Committee, or the Chairperson of the Proxy Voting Sub- Committee determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMIA will invoke one or more of the following conflict management practices:
■	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMIA’s proxy voting agent);
■	Causing the proxies to be delegated to an independent third party, which may include CMIA’s proxy voting agent; or
■	In unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to CMIA’s clients so that they may vote the proxies directly.
Proxy Voting Agent. In providing proxy voting administration services to clients, CMIA relies on the services of a designated third-party service provider.
Disclosures. CMIA's Proxy Voting Policy and procedures are summarized in its Form ADV, which is filed with the Securities and Exchange Commission (“SEC”) and furnished to clients. In addition, CMIA will provide clients with a copy of its policies upon request. Advisory clients may obtain information on how their proxies were voted by CMIA. However, CMIA will not selectively disclose its investment company clients' proxy voting records to third parties. CMIA will provide proxy voting records of its registered investment company clients to such clients as their agents for disclosure on Form N-PX.
Foreign Securities. While CMIA will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. Certain non-U.S. countries require securities to be blocked prior to a vote. CMIA typically will not vote securities in shareblocking countries as the need for liquidity outweighs the benefit of voting. There may also be additional costs associated with voting in non-U.S. countries such that CMIA may determine that the cost of voting outweighs the potential benefit.
Securities on Loan. Some of CMIA’s clients may participate in securities lending programs. In these situations, in which CMIA is responsible for voting a client’s proxies, CMIA will work with the client to determine whether there will be situations in which securities loaned out under these lending arrangements will be recalled for the purpose of exercising voting rights. In certain circumstances securities on loan may not be recalled due to clients’ preferences or due to circumstances beyond the control of CMIA.
DANA INVESTMENT ADVISORS, INC.
Proxy Voting Policy and Disclosure
Overview
Proxy statements deserve careful review and consideration. Increasingly, they contain controversial issues involving shareholder rights and corporate governance. Therefore, it is Dana’s policy to review these issues and make decisions exclusively on the judgment of what will best serve the financial interest(s) of our clients.
In order to provide on going professional analysis and recommendations regarding each proxy statement, Dana has retained the services of Broadridge Investor Communication Solutions, Inc. (“Broadridge”), a leader in providing proxy voting services to the investment advisor community. The partnership with Broadridge allows for the seamless delivery of proxies from the client’s custodial institution to Broadridge. Once at Broadridge, each proxy statement is analyzed according to the Glass Lewis & Co. Proxy Paper Guidelines (Glass Lewis Guidelines). A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. Following a standard proxy voting guideline such as the Glass Lewis Guidelines allows votes to be cast in a uniform manner. All non-routine matters are also addressed in the Glass Lewis Guidelines. In addition, the following key points apply to related proxy issues:

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Procedures used to address any potential conflicts of interest.
Dana bases its votes on a pre-established set of policy guidelines and on the recommendations of an independent third party; namely, Broadridge. Using Glass Lewis Guidelines, Broadridge makes recommendations based on its independent, objective analysis of the economic interests of shareholders. This process helps to ensure that proxies are voted in the best interests of client shareholders, further insulating the voting decisions from any potential conflicts of interest.
The extent to which Dana delegates proxy voting authority to or relies on recommendations of a third party.
As noted above, Dana relies on the recommendations of Broadridge. However, Dana retains ultimate responsibility for the votes, and has the ability to override any Broadridge vote recommendation. Dana will only do so if it is believed that a different vote is in the best interests of client shareholders. In addition, Dana periodically receives specific instructions from certain client shareholders to vote their shares in a particular manner. In certain cases such as this, it is possible that Dana may vote in more than one way on the same issue for various clients.
The extent to which Dana will support or give weight to the views of management of a portfolio company.
Dana bases all voting decisions on the Glass Lewis Guidelines and on Broadridge recommendations, both of which are driven by considerations believed to be in the best interests of client shareholders.
Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.
Glass Lewis Guidelines include a section devoted specifically to shareholder rights. Dana generally supports shareholder voting rights and opposes efforts to restrict them.
Obtaining additional information relating to Dana’s proxy voting procedures.
Dana will provide complete copies of its proxy voting guidelines to any client (or prospective client) shareholder upon request. Requests should be made by contacting Dana’s Chief Compliance Officer, Michael Stewart, at either (262) 782-8658 or via e-mail at michaels@danainvestment.com.
FIRST QUADRANT, L.P.
Proxy Voting Policies and Procedures
Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. As a fiduciary, First Quadrant owes its clients the duty of care and loyalty with respect to services undertaking on the clients’ behalves, including proxy voting. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.
These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.
First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of the equity investment team, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee when changes occur.
A copy of First Quadrant’s proxy voting policies is available upon request to its clients. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

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First Quadrant’s Trade Operations Group will monitor corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.
Voting Client Proxies
When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority as needed.
Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.
With respect to securities out on loan, please refer to Addendum A for specific policies and procedures regarding the voting of proxies.
Oversight of GLASS LEWIS
As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant’s Proxy Committee will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. First Quadrant’s Proxy Committee will also periodically review Glass Lewis’ business practices, procedures, and potential conflicts that may impact its ability to carry out the described responsibilities. This monitoring may be accomplished through discussions with Glass Lewis, document and record reviews, or a combination of these approaches.
Conflicts of Interest
The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby minimizes the potential conflict of interests that could affect the outcome of a vote. The intent of this policy is to minimize the discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. However, under very limited circumstances First Quadrant will exercise discretion when it believes that the Glass Lewis’ proxy voting policy does not align with First Quadrant’s clients’ unique interests on the matters being voted on . First Quadrant’s Proxy Voting Committee will maintain the proper records when it decides to exercise the discretion and vote directly.
Providing Voting Information
First Quadrant will provide information to its clients on how their securities were voted for their specific portfolio(s). Clients should be directed to contact First Quadrant at 626-795-8220 or fqclientservice@firstquadrant.com for such information.
Policy last updated: October 2015
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1See Voting Client Proxies section for an explanation of this role.
ADDENDUM A
Securities on Loan

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Investment advisers are required by the SEC to recall outstanding securities on loan in order to vote on material events, i.e. mergers and acquisitions which are contentious and controversial in nature. Since clients negotiate the terms of their securities lending program, which affords them the insight into the value of recalling outstanding shares of securities on loan, First Quadrant places the burden of the decision of recalling shares on the client and will treat all correspondences from clients affirming their desire to recall shares on loan as requests to First Quadrant’s Client Services Department.
In handling such matters, First Quadrant’s Portfolio Implementation Department will, as part of its research function, monitor for and identify occurrences of mergers and acquisitions which are controversial or contentious in nature. Once the occurrence of such mergers and acquisitions have been identified, Client Services will ascertain the appropriate time frame to recall the security, which will then be noted in a letter forwarded to all clients addressing, in particular, clients who have securities out on loan. The letter will request clients whose securities are out on loan to determine whether or not it is of an economic value to them to recall the shares out on loan for purposes of voting the proxy. If a client expresses his/her desire to recall securities out on loan, the client will be asked to provide a contact from their securities lending program to which First Quadrant can direct all recall requests, which will also allow the client to coordinate the recall with the custodial bank directly. Glass Lewis will also be contacted to coordinate any necessary aspects of the recall on its end. Once shares have been recalled, Glass Lewis will vote on the proxy according to the guidelines adopted by First Quadrant.
Franklin Advisers, Inc.
K2/D&s Management Co., L.L.C.
Templeton Global Advisors Limited
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Mutual Advisers, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations

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All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of Investment Manager's ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of Investment Manager or its affiliates;
2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[2]
3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]
4.	The issuer is a significant executing broker dealer;[4]
5.	An Access Person[5] of Investment Manager or its affiliates also serves as a director or officer of the issuer;
6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or
7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the

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Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES

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Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.
Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

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Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.
In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a

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country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:
1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager

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regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

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12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment companies is made in such clients’ disclosure documents.
14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be

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posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.
As of January 5, 2015
* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
1For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
2The top 50 vendors will be considered to present a potential conflict of interest.
3The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5”Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
GOLDMAN SACHS ASSET MANAGEMENT (“GSAM”)
April 2014
POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
A. Objective
GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.
B. Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.
C. Implementation and the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures,

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the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Implementation by GSAM Portfolio Management Teams
General Overview
GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)1 to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote for that particular company.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Potential Limitations on GSAM’s Ability to Vote Proxies
In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

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From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices received too late; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed under this Policy and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
D. Conflicts of Interest
Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.
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* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC..
1The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.
PART II
GSAM Proxy Voting Guidelines Summary
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
U.S. Proxy Items
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1.	Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
■	An auditor has a financial interest in or association with the company, and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
■	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
■	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
2.	Board of Directors
The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:
■	Inside Director
■	Employee of the company or one of its affiliates
■	Among the five most highly paid individuals (excluding interim CEO)
■	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
■	Current interim CEO
■	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)
■	Affiliated Outside Director
■	Board attestation that an outside director is not independent
■	Former CEO or other executive of the company within the last 3 years

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■	Former CEO or other executive of an acquired company within the past three years
■	Independent Outside Director
■	No material connection to the company other than a board seat
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
■	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;
■	Sit on more than six public operating and/or holding company boards;
■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:
■	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees (vote against Affiliated Outside Directors only for nominating committee);
■	The company lacks an Audit or Compensation Committee so that the full board functions as such committees and Insider Directors are participating in voting on matters that independent committees should be voting on;
■	The full board is less than majority independent (in this case withhold from Affiliated Outside Directors); at controlled companies, GSAM will first vote against the election of an Inside Director, other than the CEO or chairperson or second, against a nominee that is affiliated with the controlling shareholder or third, vote against a nominee affiliated with the company for any other reason.
Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.
■	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
■	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
■	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
■	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
■	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

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See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
■	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
■	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
■	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
■	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
■	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
■	Two-thirds independent board;
■	All independent “key” committees (audit, compensation and nominating committees); or
■	Established, disclosed governance guidelines.
Shareholder proposal regarding board declassification
GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.
GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
■	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.	Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
■	AGAINST Management Say on Pay (MSOP) Proposals; or

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■	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
■	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:
■	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
■	The plan is a vehicle for poor pay practices; or
■	There is more than one problematic feature of the plan, which could include one of the following calculations materially exceeding industry group metrics (i) the company’s three year burn rate or (ii) Shareholder Value Transfer (SVT).
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.
Pay-for-Performance Disconnect:
■	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
Additional Factors Considered Include:
■	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
■	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
■	Egregious employment contracts;
■	Excessive perquisites or excessive severance and/or change in control provisions;
■	Repricing or replacing of underwater stock options without prior shareholder approval;
■	Excessive pledging or hedging of stock by executives;
■	Egregious pension/SERP (supplemental executive retirement plan) payouts;
■	Extraordinary relocation benefits;
■	Internal pay disparity;
■	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
■	Long-term equity-based compensation is 100% time-based.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
■	Broad-based participation;
■	Limits on employee contributions;
■	Company matching contributions; and
■	Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
■	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
■	Rationale for the re-pricing;
■	If it is a value-for-value exchange;
■	If surrendered stock options are added back to the plan reserve;
■	Option vesting;
■	Term of the option—the term should remain the same as that of the replaced option;

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■	Exercise price—should be set at fair market or a premium to market;
■	Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote FOR annual frequency.
Stock retention holding period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
■	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
4.	Proxy Contests and Access
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
■	Long-term financial performance of the target company relative to its industry;
■	Management’s track record;
■	Background to the proxy contest;
■	Qualifications of director nominees (both slates);
■	Strategic plan of dissident slate and quality of critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates);
■	Likelihood that the Board will be productive as a result;
■	Stock ownership positions.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:
■	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

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■	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);
■	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations; and
■	The governance of the company in question.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5.	Shareholders Rights & Defenses
Shareholder Ability to Act by Written Consent
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
■	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
■	The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.
Advance Notice Requirements for Shareholder Proposals/Nominations
In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6.	Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Management’s track record of successful integration of historical acquisitions;
■	Presence of conflicts of interest; and
■	Governance profile of the combined company.
7.	State of Incorporation

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Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
■	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
■	Whether the company has the following good governance features:
■	Majority independent board;
■	Independent key committees;
■	An annually elected board;
■	A majority vote standard in uncontested director elections;
■	The absence of a poison pill, unless the pill was approved by shareholder; and/or
■	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
8.	Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:
■	Past Board performance;
■	The company's use of authorized shares during the last three years;
■	One- and three-year total shareholder return;
■	The board's governance structure and practices;
■	The current request;
■	Disclosure in the proxy statement of specific reasons for the proposed increase;
■	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and
■	Risks to shareholders of not approving the request.
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include, among others, reports asking for details on 1) employee labor and safety policies; 2) impact on the environment of the company’s oil sands or fracturing operations; 3) water-related risks or 4) societal impact of products manufactured.
When evaluating social and environmental shareholder proposals the following factors are generally considered:
■	Whether adoption of the proposal is likely to enhance or protect shareholder value;
■	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
■	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
■	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
■	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
■	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
■	Whether the subject of the proposal is best left to the discretion of the board;
■	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

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■	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
■	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
■	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies
■	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
■	If the company’s current level of disclosure is comparable to that of its industry peers; and
■	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:
■	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
■	Whether company disclosure lags behind industry peers;
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
■	The feasibility of reduction of GHGs given the company’s product line and current technology and;
■	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
■	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
■	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;
■	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:
■	The degree to which existing relevant policies and practices are disclosed;
■	Whether or not existing relevant policies are consistent with internationally recognized standards;
■	Whether company facilities and those of its suppliers are monitored and how;

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■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
■	The scope of the request; and
■	Deviation from industry sector peer company standards and practices.
Non-U.S. Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.	Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
■	There are concerns about the accounts presented or audit procedures used; or
■	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
■	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
■	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
■	Name of the proposed auditor has not been published;
■	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
■	There are serious concerns about the statutory reports presented or the audit procedures used;
■	Questions exist concerning any of the statutory auditors being appointed; or
■	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
■	The dividend payout ratio has been consistently low without adequate explanation; or
■	The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership

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Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2.	Board of Directors
Director Elections
Vote FOR management nominees taking into consideration the following:
■	Adequate disclosure has not been provided in a timely manner; or
■	There are clear concerns over questionable finances or restatements; or
■	There have been questionable transactions or conflicts of interest; or
■	There are any records of abuses against minority shareholder interests; or
■	The board fails to meet minimum corporate governance standards. or
■	There are reservations about:
■	Director terms
■	Bundling of proposals to elect directors
■	Board independence
■	Disclosure of named nominees
■	Combined Chairman/CEO
■	Election of former CEO as Chairman of the Board
■	Overboarded directors
■	Composition of committees
■	Director independence
■	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
■	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
■	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
■	Company performance relative to its peers;
■	Strategy of the incumbents versus the dissidents;
■	Independence of board candidates;
■	Experience and skills of board candidates;
■	Governance profile of the company;
■	Evidence of management entrenchment;
■	Responsiveness to shareholders;
■	Whether a takeover offer has been rebuffed;
■	Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors

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Executive Director
■	Employee or executive of the company;
■	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
■	Any director who is attested by the board to be a non-independent NED;
■	Any director specifically designated as a representative of a significant shareholder of the company;
■	Any director who is also an employee or executive of a significant shareholder of the company;
■	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
■	Government representative;
■	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
■	Represents customer, supplier, creditor, banker, or other entity with which company maintains
■	transactional/commercial relationship (unless company discloses information to apply a materiality test);
■	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
■	Relative of a current employee of the company or its affiliates;
■	Relative of a former executive of the company or its affiliates;
■	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
■	Founder/co-founder/member of founding family but not currently an employee;
■	Former executive (5 year cooling off period);
■	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
■	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
■	No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
■	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
■	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
■	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
■	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
■	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3.	Compensation
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

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Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.	Board Structure
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
■	2/3 independent board, or majority in countries where employee representation is common practice;
■	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
■	Fully independent key committees; and/or
■	Established, publicly disclosed, governance guidelines and director biographies/profiles.
5.	Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
■	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

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■	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs taking into account whether:
■	The share repurchase program can be used as a takeover defense;
■	There is clear evidence of historical abuse;
■	There is no safeguard in the share repurchase program against selective buybacks;
■	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value

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Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6.	Mergers and Corporate Restructuring & Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
■	Valuation;
■	Market reaction;
■	Strategic rationale;
■	Management’s track record of successful integration of historical acquisitions;
■	Presence of conflicts of interest; and
■	Governance profile of the combined company.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
■	The parties on either side of the transaction;
■	The nature of the asset to be transferred/service to be provided;
■	The pricing of the transaction (and any associated professional valuation);
■	The views of independent directors (where provided);
■	The views of an independent financial adviser (where appointed);
■	Whether any entities party to the transaction (including advisers) is conflicted; and
■	The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues
Please refer to section 9 for our current approach to these important topics.
IVY INVESTMENT MANAGEMENT COMPANY
For each Fund that has delegated all proxy voting responsibilities to Ivy, Ivy has established guidelines that reflect what it believes are desirable principles of corporate governance.
Listed below are several reoccurring issues and Ivy’s corresponding positions.
Board of Directors Issues:
Ivy generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

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Ivy generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
Ivy generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IVY will support such protection so long as it does not exceed reasonable standards.
Ivy generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
Ivy generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
Ivy generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
Ivy generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
Ivy generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
Ivy generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
Ivy generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
Ivy generally will vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.
Conflicts of Interest Between Ivy and its Clients:
Ivy will use the following three-step process to address conflicts of interest: (1) Ivy will attempt to identify any potential conflicts of interest; (2) Ivy will then determine if the conflict as identified is material; and (3) Ivy will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
(1) Identifying Conflicts of Interest: Ivy will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. Ivy will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:
■	Business Relationships – Ivy will review any situation for a material conflict where Ivy provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Ivy (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Ivy to vote in favor of management.
■	Personal Relationships – Ivy will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

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■	Familial Relationships – Ivy will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.
Ivy will designate an individual or committee to review proxies that have been identified as having potential conflicts of interest.
(2) “Material Conflicts”: Ivy will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Ivy will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.
(3) Procedures to Address Material Conflicts: Ivy will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”
■	Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, Ivy will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
■	Client directed – If the Material Conflict arises from Ivy’s management of a third party account and the client provides voting instructions on a particular vote, Ivy will vote according to the directions provided by the client.
■	Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, Ivy may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and Ivy chooses to use a predetermined voting policy, Ivy will not be permitted to vary from the established voting policies established herein.
■	Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, Ivy may seek guidance from the Board on matters involving a conflict. Under this method, Ivy will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. Ivy may use the Board guidance to vote proxies for its non-mutual fund clients.
JENNISON ASSOCIATES LLC.
PROXY VOTING POLICY AND PROCEDURES
I.	Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. Secondary consideration may be given to the public and social value of each issue, but absent specific client instructions, long term economic interests will be the primary basis for voting.
Jennison will disclose information about its proxy voting policies and procedures to clients, and will provide a copy of these Proxy Voting Policies and Procedures upon request. The Company will also inform clients how they may obtain information about the votes cast on their behalf.
II.	Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except when Jennison accepts custom guidelines.
The Guidelines are reviewed as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.

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If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines, unless instructed otherwise by the Investment Professionals.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■	Jennison managing the pension plan of the issuer.
■	Jennison or its affiliates have a material business relationship with the issuer.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer. When a potential conflict has been identified, the Proxy Team will work with the Investment Professional covering the issuer to complete a Proxy Voting for Conflicts Documentation Form. The Proxy Team is responsible for retaining completed Proxy Voting for Conflicts Documentation Forms.
Jennison’s Proxy Voting Committee will review the Proxy Voting for Conflicts Documentation Form and will consider any other relevant facts to determine if there is a conflict. If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines, then the voting decision must be reviewed and approved by the Chief Executive Officer and the Chief Compliance Officer prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
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Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be forwarded to the Proxy Team, which is responsible for responding, and for documenting the correspondence.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company board of directors or trustees for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.	Internal Controls
Supervisory Review
The Proxy Team periodically notifies each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides to confirm that they appear to have been made based on clients’ best interests, and that they were not influenced by any Material Conflict.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■	Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■	Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■	Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■	Review all Guideline overrides.
■	Review proxy voting reports to confirm that Jennison is following these Policies and Procedures.
■	Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services.
Equity Trade Management Oversight Committee (“ETMOC”)
The ETMOC reviews all Guideline overrides on a quarterly basis to ensure proper override procedures were followed. The ETMOC also reviews any changes to the Guidelines. The ETMOC is comprised of the Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer, Head of Trading and the Head of Large Cap Growth.
IV.	Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.	Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

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LONGFELLOW INVESTMENT MANAGEMENT CO. LLC.
PROXY VOTING POLICY
Where the power to vote proxies has been delegated to Longfellow Investment Management Co. LLC. (LIM), LIM has the responsibility for voting in a manner that is in the best economic interests of the client. LIM shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment. In some instances LIM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest is insignificant or the cost of voting the proxy outweighs the benefit to the client’s portfolio. In voting on each and every issue, LIM shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. Proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. LIM would generally vote for proposals that increase shareholder value and maintain or increase shareholder rights. LIM will generally vote for management proposals for merger or reorganization. LIM will generally vote for the selection of independent auditors. Where LIM perceives that the proposal, if approved, would tend to limit or reduce the economic value of the client’s investment, LIM will generally vote against it. There may be instances where the interests of LIM may conflict or appear to conflict with the interests of its clients. For example: a situation where a portfolio holding is a client or an affiliate of a client of LIM. In such situations LIM, consistent with its duty of care and duty of loyalty, may engage an independent third party to determine how the proxy should be voted.
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
September 2015
I.	POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

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MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II.	GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A.	Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B.	Board of Directors.
1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more

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meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.
d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

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k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6.	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also

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consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E.	Changes in capital structure.
1.	We generally support the following:
■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
■	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
■	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
■	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
■	Management proposals to effect stock splits.
■	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
■	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
■	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
■	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F.	Takeover Defenses and Shareholder Rights.
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

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2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.
3.	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H.	Executive and Director Remuneration.
1.	We generally support the following:
■	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
■	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).
■	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.
4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly

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prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I.	Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J.	Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III.	ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the

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accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A.	Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B.	Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C.	Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

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MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
NEUBERGER BERMAN INVESTMENT ADVISERS LLC
Proxy Summary. Neuberger Berman Investment Advisers LLC (Neuberger Berman) has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.
For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

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In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
PGIM, INC. (PGIM)
The policy of each of PGIM's asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.
Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a predetermined set of voting guidelines. The specific voting approach of each unit is noted below.
Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interests. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.
PRUDENTIAL FIXED INCOME. Prudential Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect Prudential Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.
Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. Prudential Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, Prudential Fixed Income’s proxy voting committee will determine the vote. Not all ballots are received by Prudential Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, Prudential Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, Prudential Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. Prudential Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of Prudential Fixed Income. When Prudential Fixed Income identifies an actual or potential conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.
Any client may obtain a copy of Prudential Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
PGIM REAL ESTATE. PGIM Real Estate's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate's policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our

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established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients.
PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
QUANTITATIVE MANAGEMENT ASSOCIATES LLC
It is the policy of Quantitative Management Associates LLC (QMA) to vote proxies on client securities in the best long-term economic interest of its clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, QMA’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between its clients' interest and QMA’s own, QMA’s policy is to act solely in its clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.
QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of its clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. Where issues are not addressed by its policy, or when circumstances suggest a vote not in accordance with its established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, QMA takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis if QMA determines that voting is in the best economic interest of its clients. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and QMA is not involved in any such decision. QMA’s proxy voting committee includes representatives of QMA’s investment, operations, compliance, risk and legal teams. QMA’s proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.
QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.
QS INVESTORS, LLC
Proxy Voting Policy and Procedures
Introduction
QS Investors, LLC (QS Investors) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.
Responsibilities
Proxy votes are the property of QS Investors’ advisory clients.1 As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (ISS), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

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Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.
Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.
Policies
Proxy voting activities are conducted in the best economic interest of clients.
QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors’ clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the Guidelines) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.
While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.
Underlying Funds
Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (Underlying Funds). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.
QS Investors’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.
Manager of Manager Arrangements
QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (Underlying Managers). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.
Management Oversight
Management is responsible for overseeing QS Investors’ proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Investors clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.
Availability of Proxy Voting Policies and Procedures and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors’ discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.
ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.
Procedures

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Proxy Voting Guidelines
QS Investors will review ISS’s Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.
Proxy Voting of Underlying Funds
Proxy Voting of Affiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.
Proxy Voting of Unaffiliated Funds
With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.
Specific proxy voting decisions made by Management
Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.
Certain proxy votes may not be cast
In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:
■	Neither the Guidelines nor specific client instructions cover an issue;
■	ISS does not make a recommendation on the issue; and
■	QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).
In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:
■	Proxy ballot was not received from the custodian;
■	Meeting notice was not received with adequate time for processing; or
■	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.
ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
Conflict of Interest Procedures
QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

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■	The issuer is a client of QS Investors;
■	The issuer is a material business partner of QS Investors; or
■	An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.
QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.
As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.
Procedures to Address Conflicts of Interest and Improper Influence
Note: This section addresses the limited circumstances in which items that are referred to QS Investors by ISS.
Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors’ clients.2
Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).
Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.
The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.
If notified that QS Investors has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients. If notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.
Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.
At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.
Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

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Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS Investors should seek instructions as to how to vote the proxy at issue if time permits, from the affected clients. These inquiries and discussions will be properly documented.
Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.
Other Procedures That Limit Conflicts of Interest
QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.
Recordkeeping
QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.
QS Investors will also maintain the following records relating to proxy voting:
■	The name of the issuer of the portfolio security;
■	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
■	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
■	The shareholder meeting date;
■	A copy of each proxy statement received by QS Investors;
■	A brief identification of the matter voted on;
■	Whether the matter was proposed by the issuer or by a security holder;
■	Whether QS Investors cast its vote on the matter;
■	How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
■	Whether QS Investors cast its vote for or against management.
In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.
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1 For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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2 Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.
T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

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Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.
Meeting Notification
T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

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Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for

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the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures

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regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).
WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Voting Guidelines.
INTRODUCTION.
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY.
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT.
Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES.
Use of Third-Party Voting Agent. Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

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Reconciliation. Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting.
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
■	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.
■	Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further
■	input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
■	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different
■	portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.
OTHER CONSIDERATIONS.
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending. In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration. Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION.
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

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Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: 1 January 2015
Global Proxy Voting Guidelines.
INTRODUCTION. Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.
VOTING GUIDELINES.
Composition and Role of the Board of Directors.
■	Election of Directors: Case-by-Case. We believe that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
■	Classify Board of Directors: Against. We will also vote in favor of shareholder proposals seeking to declassify boards.
■	Adopt Director Tenure/Retirement Age (SP): Against
■	Adopt Director & Officer Indemnification: For. We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
■	Allow Special Interest Representation to Board (SP): Against
■	Require Board Independence: For. We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
■	Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
■	Require a Separation of Chair and CEO or Require a For Lead Director: Case-by-Case. We will generally support management proposals to separate the chair and CEO or establish a lead director.
■	Approve Directors' Fees: For
■	Approve Bonuses for Retiring Directors: Case-by-Case
■	Elect Supervisory Board/Corporate Assembly: For
■	Elect/Establish Board Committee: For
■	Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case. We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

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Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation.
■	Adopt/Amend Stock Option Plans: Case-by-Case
■	Adopt/Amend Employee Stock Purchase Plans: For
■	Approve/Amend Bonus plans: Case-by-Case. In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
■	Approve Remuneration Policy: Case-by-Case
■	Approve compensation packages for named executive officers: Case-by-Case
■	Determine whether the compensation vote will occur every one, two or three years: One year
■	Exchange Underwater Options: Case-by-Case. We may support value-neutral exchanges in which senior management is ineligible to participate.
■	Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.
■	Approve golden parachute arrangements in connection with certain corporate transactions: Case-by-Case
■	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case. We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
■	Expense Future Stock Options (SP): For
■	Shareholder Approval of All Stock Option Plans (SP): For
■	Disclose All Executive Compensation (SP): For
Reporting of Results.
■	Approve Financial Statements: For
■	Set Dividends and Allocate Profits: For
■	Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case. We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
■	Ratify Selection of Auditors and Set Their Fees: Case-by-Case. We will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.
■	Elect Statutory Auditors: Case-by-Case
■	Shareholder Approval of Auditors (SP): For
Shareholder Voting Rights.
■	Adopt Cumulative Voting (SP): Against. We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
■	Shareholder Rights Plans: Case-by-Case. Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
We generally support plans that include:
■	Shareholder approval requirement
■	Sunset provision
■	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
■	Authorize Blank Check Preferred Stock: Case-by-Case. We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
■	Eliminate Right to Call a Special Meeting: Against
■	Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP): Case-by-Case

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■	Increase Supermajority Vote Requirement: Against. We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
■	Adopt Anti-Greenmail Provision: For
■	Adopt Confidential Voting (SP): Case-by-Case. We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
■	Remove Right to Act by Written Consent: Against
Capital Structure.
■	Increase Authorized Common Stock: Case-by-Case. We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
■	Approve Merger or Acquisition: Case-by-Case
■	Approve Technical Amendments to Charter: Case-by-Case
■	Opt Out of State Takeover Statutes: For
■	Authorize Share Repurchase: For
■	Authorize Trade in Company Stock: For
■	Approve Stock Splits: Case-by-Case. We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.
■	Approve Recapitalization/Restructuring: Case-by-Case
■	Issue Stock with or without Preemptive Rights: Case-by-Case
■	Issue Debt Instruments: Case-by-Case
Environmental and Social Issues.
■	We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis: Case-by-Case
■	Disclose Political and PAC Gifts (SP): Case-by-Case.
■	Report on Sustainability (SP): Case-by-Case
Miscellaneous.
■	Approve Other Business: Against
■	Approve Reincorporation: Case-by-Case
■	Approve Third-Party Transactions: Case-by-Case
Dated: March 8, 2012
WESTERN ASSET MANAGEMENT COMPANY/WESTERN ASSET MANAGEMENT COMPANY LIMITED (“WESTERN ASSET”)
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

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In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
PROCEDURE
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.
Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.	Proxies are reviewed to determine accounts impacted.
b.	Impacted accounts are checked to confirm Western Asset voting authority.
c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

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Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.	A copy of Western Asset’s policies and procedures.
b.	Copies of proxy statements received regarding client securities.
c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.
Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

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Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I.	Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.
2.	Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.	Matters relating to Capitalization
The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.
4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.

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5.	Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II.	Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III.	Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.	Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

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4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
RETIREMENT ACCOUNTS
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(a)(2) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(b) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(c) None
(d)(1)(a)  Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(1)(b) Amendment to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(1)(c) Amended Fee Schedule to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(d)(1)(c)(1) Amended Fee Schedule to Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC. Filed herewith.
(d)(1)(d) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed herewith.
(d)(2)(a) Investment Management Agreement among the Registrant and Prudential Investments LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(2)(a)(1) Amended Fee Schedule to Investment Management Agreement among the Registrant and Prudential Investments LLC. Filed herewith.
(d)(2)(b) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed herewith.
(d)(3) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Money Market Portfolio. Filed as an exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
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(d)(4)(a) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2018, AST Bond Portfolio 2019, and the AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(4)(b) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2016 and AST Bond Portfolio 2020. Filed as an exhibit to Post-Effective Amendment No. 73 to Registration Statement, which Amendment was filed via EDGAR on December 18, 2008, and is incorporated herein by reference.
(d)(4)(c)  Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2017 and AST Bond Portfolio 2021.  Filed as an exhibit to Post-Effective Amendment No. 78 to Registration Statement which Amendment was filed via EDGAR on December 28, 2009, and is incorporated herein by reference.
(d)(4)(d) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2022.  Filed as an exhibit to Post-Effective Amendment No. 83 to Registration Statement, which Amendment was filed via EDGAR on December 22, 2010, and is incorporated herein by reference.
(d)(4)(e) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Prudential Core Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 90 to Registration Statement, which Amendment was filed via EDGAR on October 5, 2011, and is incorporated herein by reference.
(d)(4)(f) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2023. Filed as an exhibit to Post-Effective Amendment No. 93 to the Registration Statement, which Amendment was filed via EDGAR on December 23, 2011, and is incorporated herein by reference.
(d)(4)(g) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2024. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(d)(4)(h) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2025.  Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(d)(5) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(5)(a) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Asset Allocation Portfolio. Filed herewith.
(d)(6) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
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(d)(7) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and William Blair & Company LLC for the AST International Growth Portfolio (formerly known as the AST William Blair International Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(8) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio (formerly known as the AST LSV International Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(9) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST International Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(10) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and J. P. Morgan Investment Management, Inc. for the AST J.P. Morgan International Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(11) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly the AST Large-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(12)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(12)(b) Amendment to Subadvisory Agreement, by and among AST Investment Services, Inc., Prudential Investments LLC, and Goldman Sachs Asset Management for AST Goldman Sachs Small Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Large Cap Value Portfolio, and AST Goldman Sachs Multi-Asset Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(13) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(14)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman/LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
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(d)(14)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman /LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(14)(c) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for each of the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman /LSV Mid-Cap Value Portfolio) and the AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(15) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and UBS Asset Management (Americas) Inc. for the AST Small-Cap Growth Portfolio. Filed herewith.
(d)(16) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(17) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(18) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference
(d)(19) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(20) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(d)(21) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio (now known as the AST Lord Abbett Core Fixed Income Portfolio). Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(d)(22)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
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(d)(22)(b) Amendment to Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and LSV Asset Management for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(23) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and William Blair & Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(24) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(25)(a) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 57 to Registration Statement, which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.
(d)(25)(b) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Pacific Investment Management Company LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(26) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC, Quantitative Management Associates, LLC, Prudential Investment Management, Inc. (now known as PGIM, Inc.), and Jennison Associates, LLC for the AST Advanced Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(27)(a) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Strategic Opportunities Portfolio (formerly the AST UBS Dynamic Alpha Portfolio). Filed as an exhibit to Post-Effective Amendment No. 81 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2010, and is incorporated herein by reference.
(d)(27)(b) Amendment to Subadvisory Agreement dated October 1, 2015 among AST Investment Services, Inc., Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Strategic Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(d)(28) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and J.P. Morgan Investment Management, Inc., for the AST Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(29) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.
(d)(29)(a) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio. Filed herewith.
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(d)(30) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Schroder Investment Management North America Inc. for the AST Schroders Global Tactical Portfolio (formerly AST CLS Growth Asset Allocation Portfolio). Filed as an exhibit to Post-Effective Amendment No. 95 to Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(d)(31) Sub-Subadvisory Agreement among Schroder Investment Management North America Inc. and Schroder Investment Management North America Ltd., AST Investment Services, Incorporated, and Prudential Investments LLC for the AST Schroders Global Tactical Portfolio. Filed as an exhibit to Post-Effective Amendment No. 95 to Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(d)(32) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Western Asset Management Company Limited for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(33) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Western Asset Management Company for the AST Western Asset Core Plus Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(34) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Prudential Real Estate Investors (now known as PGIM Real Estate) for the AST Global Real Estate Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(35) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Parametric Portfolio Associates LLC for the AST Parametric Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(36) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA US Equity Alpha Portfolio. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(d)(37) Subadvisory Agreement among AST Investment Services Inc., Prudential Investments LLC and LSV Asset Management for the AST Neuberger Berman Mid-Cap Value Portfolio (now known as the AST Neuberger Berman / LSV Mid-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
(d)(38) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and each of Prudential Investment Management, Inc., Jennison Associates LLC, Prudential Bache Asset Management, and Quantitative Management Associates LLC for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(39) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Pacific Investment Management Company LLC for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 71 to Registration Statement, which Amendment was filed via EDGAR on July 15, 2008, and is incorporated herein by reference.
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(d)(40) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and AlphaSimplex Group for the AST Academic Strategies Asset Allocation Portfolio Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(41) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and First Quadrant, L.P. for the AST Academic Strategies Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(d)(42) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Jennison Associates LLC, for AST Jennison Large-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 76 to Registration Statement, which Amendment was filed via EDGAR on September 10, 2009, and is incorporated herein by reference.
(d)(43) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Quantitative Management Associates, for AST Quantitative Modeling Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(44) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Wellington Management Company, LLP, for AST Wellington Management Hedged Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 88 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2011, and is incorporated herein by reference.
(d)(45) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and C.S. McKee, LP, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(46) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and EARNEST Partners, LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(47) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Epoch Investment Partners, Inc., for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(48) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Affinity Investment Advisors, LLC, for AST New Discovery Asset Allocation Portfolio. Filed herewith.
(d)(49) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Thompson, Siegel & Walmsley LLC, for AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(50) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Emerald Mutual Fund Advisers Trust, for AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
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(d)(51) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Jennison Associates LLC, for AST International Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(d)(52) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and CoreCommodity Management LLC for AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(53) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and J.P. Morgan Investment Management, Inc. for the AST J.P. Morgan Global Thematic Portfolio. Filed as an Exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, as is incorporated herein by reference.
(d)(54) Sub-subadvisory Agreement among J.P. Morgan Investment Management, Inc. and Security Capital Research & Management Incorporated for the AST J.P. Morgan Global Thematic Portfolio. Incorporated by reference to Post-Effective Amendment No. 106 to Registration Statement, which Amendment was filed via EDGAR on October 31, 2012, and is incorporated herein by reference.
(d)(55) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company for the AST Western Asset Emerging Markets Debt Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement, which Amendment was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(56) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company Limited for the AST Western Asset Emerging Market Debts Portfolio. Filed as an exhibit to Post-Effective Amendment No.103 to Registration Statement which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(57) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Large-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 103 to Registration Statement which was filed via EDGAR on July 24, 2012, and is incorporated herein by reference.
(d)(58) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(59) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Western Asset Management Company Limited for the AST Academic Strategies Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.
(d)(60) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and ClearBridge Investments, LLC for the AST ClearBridge Dividend Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013,and is incorporated herein by reference.
(d)(61) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and AQR Capital Management, LLC for the AST AQR Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
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(d)(62) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA Emerging Markets Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(d)(63) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Long Duration Bond Portfolio (now known as AST Multi-Sector Fixed Income Portfolio). Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013 and is incorporated herein by reference.
(d)(64) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Multi-Asset Portfolio (formerly known as the AST Horizon Moderate Asset Allocation Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(65) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Allianz Global Investors U.S. LLC for the AST RCM World Trends Portfolio (formerly known as the AST Moderate Asset Allocation Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(66) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and each of Prudential Investment Management, Inc. (now known as PGIM, Inc.) and Quantitative Management Associates LLC for the Prudential Growth Allocation Portfolio (formerly known as the AST First Trust Capital Appreciation Target Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(67) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Franklin Advisers, Inc. for the AST Templeton Global Bond Portfolio (formerly known as the AST T. Rowe Price Global Bond Portfolio). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(68)(a) Form of subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock iShares ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(68)(b) Form of contractual Subadvisory Fee Waiver among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock iShares ETF Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(69) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and AQR Capital Management, LLC for the AST AQR Large-Cap Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(70) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST QMA Large-Cap Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
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(d)(71) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates LLC for the AST Defensive Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(d)(72) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST T. Rowe Price Growth Opportunities Portfolio. Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(d)(73) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Multi-Asset Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(74) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and First Quadrant, L.P. for the AST FQ Absolute Return Currency Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(75) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, K2/D&S management Co., LLC, Templeton Global Advisers Limited and Franklin Advisers, Inc. for the AST Franklin Templeton K2 Global Absolute Return Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(76) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Global Growth Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(77) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Goldman Sachs Strategic Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(78) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Jennison Associates, LLC for the AST Jennison Global Infrastructure Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(79) Subadvisory Agreement among AST Investment Services; Incorporated, Prudential Investments LLC and Legg Mason Global Asset Allocation; LLC, Batterymarch Financial Management, Inc.; Brandywine Global Investment Management, LLC; ClearBridge Investments, LLC and Western Asset Management Company for the AST Legg Mason Diversified Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(80) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates, LLC for the AST Managed Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
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(d)(81) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Quantitative Management Associates, LLC for the AST Managed Fixed-Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(82) Subadvisory Agreement among Prudential Investments LLC, Quantitative Management Associates, LLC, Jennison Associates, LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Prudential Flexible Multi-Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(83) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price International Ltd. – Tokyo and T. Rowe Price Hong Kong Limited for the AST T. Rowe Price Diversified Real Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(84) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, Pyramis Global Advisors, LLC (now known as FIAM LLC) for the AST FI Pyramis Quantitative Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(85) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, Parametric Portfolio Associates LLC for the AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(d)(86) Subadvisory Agreement between AST Investment Services, Inc., Prudential Investments LLC and Lazard Asset Management LLC for AST International Value Portfolio. Filed as an exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on December 2, 2014, and is incorporated herein by reference.
(d)(87) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for AST Bond Portfolio 2026. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(d)(88) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates, LLC for AST QMA International Core Equity Portfolio. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(d)(89) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and Loomis, Sayles & Company, L.P. for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(90) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock Financial Management, Inc. for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(91) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock International Limited for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
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(d)(92) Subadvisory Agreement between Prudential Investments, LLC, AST Investment Services, and BlackRock (Singapore) Limited for the AST BlackRock/Loomis Sayles Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(93) Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and BlackRock International Limited for the AST BlackRock Global Strategies Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(94) Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and Robeco Investment Management, Inc. (d/b/a Boston Partners) for the AST Boston Partners Large-Cap Value Portfolio (formerly the AST Jennison Large-Cap Value Portfolio). Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(95) Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and Longfellow Investment Management Co., LLC for the AST New Discovery Asset Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(96) Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and Boston Advisors, LLC for the AST New Discovery Asset Allocation Portfolio. Filed herewith.
(d)(97) Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and RS Investment Management Co., LLC for the AST Small-Cap Growth Opportunities Portfolio (formerly the AST Federated Aggressive Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(98) Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and Wellington Management Company LLP for the AST Small-Cap Growth Opportunities Portfolio (formerly the AST Federated Aggressive Growth Portfolio). Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(d)(99) Subadvisory Agreement between Prudential Investments LLC and AllianceBernstein L.P. for the AST AB Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(100) Subadvisory Agreement between Prudential Investments LLC and BlackRock Financial Management, Inc. for the AST BlackRock Low Duration Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(101) Subadvisory Agreement between Prudential Investments LLC, and Columbia Management Investment Advisers, LLC for the AST Columbia Adaptive Risk Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(102) Subadvisory Agreement between Prudential Investments LLC and Dana Investment Advisors, Inc. for the AST Emerging Managers Diversified Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
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(d)(103) Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management International for the AST Goldman Sachs Global Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(104) Subadvisory Agreement between Prudential Investments LLC and Ivy Investment Management Company for the AST Ivy Asset Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(105) Subadvisory Agreement between Prudential Investments LLC and Longfellow Investment Management Co. LLC for the AST Emerging Managers Diversified Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(106) Subadvisory Agreement between Prudential Investments LLC and Morgan Stanley Investment Management, Inc. for the AST Morgan Stanley Multi-Asset Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(107) Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC) for the AST Neuberger Berman Long/Short Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(108) Subadvisory Agreement between Prudential Investments LLC and Wellington Management Company LLP for the AST Wellington Management Global Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(109) Subadvisory Agreement between Prudential Investments LLC and Wellington Management Company LLP for the AST Wellington Real Total Return Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(d)(110) Sub-subadvisory Agreement dated November 23, 2015 between Prudential Investment Management, Inc. (now known as PGIM, Inc.) and Pramerica Investment Management Limited for the AST Prudential Core Bond Portfolio, AST Prudential Growth Allocation Portfolio, AST Advanced Strategies Portfolio, AST High Yield Portfolio and AST Prudential Flexible Multi-Strategy Portfolio. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(d)(111) Subadvisory Agreement dated November 30, 2015 between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(d)(112) Subadvisory Agreement dated November 30, 2015 between Prudential Investments LLC and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(d)(113) Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and WEDGE Capital Management, LLP, for the AST WEDGE Capital Mid-Cap Value Portfolio. Filed herewith.
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(e)(1) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(e)(2) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.
(e)(3) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(f) None.
(g)(1) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.
(g)(2)(a) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund filed via EDGAR on July 1, 2005 (File No. 33-10649).
(g)(2)(a)(1) Precious Metals Supplement dated June 30, 2015 to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(g)(2)(b) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(g)(3)(a) Accounting and Services Agreement among the Registrant and BNY Mellon Investment Servicing (US) Inc. for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(g)(3)(b) Addition of AST Bond Portfolio 2027 to the Accounting Services Agreement among the Registrant and BNY Mellon Investment Servicing (US) Inc. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(h)(1)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 2007 (File No. 33-10649).
(h)(1)(b) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(h)(2) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.
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(h)(3)(a) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(3)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(4)(a) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated)., Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(4)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(5)(a) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.
(h)(5)(b) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(6) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(h)(7) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
(h)(8) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.
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(i)(1) Opinion of Counsel for the Registrant. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(i)(2) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 95 to the Registration Statement, which Amendment was filed via EDGAR on March 23, 2012, and is incorporated herein by reference.
(i)(3) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 103 to the Registration Statement, which Amendment was filed via EDGAR on July 25, 2012, and is incorporated herein by reference.
(i)(4) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 107 to Registration Statement, which was filed via EDGAR on November 13, 2012, and is incorporated herein by reference.
(i)(5) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(i)(6) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 118 to Registration Statement, which Amendment was filed via EDGAR on December 30, 2013, and is incorporated herein by reference.
(i)(7) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(i)(8) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 128 to Registration Statement, which Amendment was filed via EDGAR on December 15, 2014, and is incorporated herein by reference.
(i)(9) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(i)(10) Consent of Counsel for the Registrant. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.
(k) None.
(l) Certificate re: initial $100,000 capital. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.
(m)(1) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(m)(2) Shareholder Services and Distribution Fee (12b-1 Fee) contractual waiver for the following Portfolios of the Registrant: AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, and AST Investment Grade Bond Portfolio. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.
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(m)(3) Shareholder Services and Distribution Fee (12b-1 Fee) contractual waiver for the AST Bond Portfolio 2027. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(n) None.
(o) None.
(p)(1) Code of Ethics of the Registrant dated April 15, 2014. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(p)(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 10, 2011, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).
(p)(3) Code of Ethics of Cohen & Steers Capital Management, Inc. Filed herewith.
(p)(4) Code of Ethics of Goldman Sachs Asset Management, L.P. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.
(p)(5) Code of Ethics of Hotchkis and Wiley Capital Management LLC. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(p)(6) Code of Ethics of J. P. Morgan Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.
(p)(7) Code of Ethics of Lord, Abbett & Co. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
p)(8) Code of Ethics of Massachusetts Financial Services Company. Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(9) Code of Ethics of Neuberger Berman Management LLC (now known as Neuberger Berman Investment Advisers LLC). Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.
(p)(10) Code of Ethics of Pacific Investment Management Company LLC. Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.
(p)(11) Code of Ethics of T. Rowe Price Associates, Inc. dated March 1, 2008. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(12) Code of Ethics of LSV Asset Management. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
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(p)(13) Code of Ethics of Lee Munder Investments, Ltd. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.
(p)(14) Code of Ethics of Eagle Asset Management. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(15) Code of Ethics of William Blair & Company, LLC. Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registration Statement, which Amendment was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(16) Code of Ethics of ClearBridge Advisors, LLC. Incorporated by reference to Exhibit (p)(10) to Post-Effective Amendment No. 55 to the Registration Statement of The Prudential Series Fund on Form N-1A (File No.2-80896) filed via EDGAR on April 27, 2007.
(p)(17) Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(18) Code of Ethics of Parametric Portfolio Associates LLC. Filed herewith.
(p)(19) Code of Ethics of Prudential Investment Management, Inc. (now known as PGIM, Inc.). Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(20) Code of Ethics of WEDGE Capital Management LLP. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(21) Code of Ethics of EARNEST Partners LLC. Filed as an exhibit to Post-Effective Amendment No. 69 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2008, and is incorporated herein by reference.
(p)(22) Code of Ethics of AlphaSimplex Group, LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(23) Code of Ethics of First Quadrant, L.P. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.
(p)(24) Code of Ethics of Pyramis Global Advisors, LLC. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(25) Code of Ethics of Brown Advisory, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(26) Code of Ethics of C.S. McKee, LP. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(27) Code of Ethics of Epoch Investment Partners, Inc. Filed herewith.
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(p)(28) Code of Ethics of Security Investors, LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(29) Code of Ethics of Thompson, Siegel & Walmsley LLC. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(30) Code of Ethics of Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(31) Code of Ethics of Emerald Advisers Inc. and Emerald Mutual Fund Advisers Trust. Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement of The Target Portfolio Trust on Form N-1A (File No. 33-50476) filed via EDGAR on February 23, 2012.
(p)(32) Code of Ethics of Jefferies Group Inc. (now CoreCommodity Management, LLC). Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.
(p)(33) Code of Ethics of AQR Capital Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(p)(34) Code of Ethics of Quantitative Management Associates LLC. Filed as an exhibit to Post-Effective Amendment No. 113 to Registration Statement, which Amendment was filed via EDGAR on February 6, 2013, and is incorporated herein by reference.
(p)(35) Code of Ethics of BlackRock, Inc. and its subsidiaries. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(36) Code of Ethics of Brandywine Global Investment Management, LLC. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(p)(37) Code of Ethics of Code of Ethics of QS Legg Mason Global Asset Allocation, LLC. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(p)(38) Code of Ethics of QS Batterymarch Financial Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.
(p)(39) Code of Ethics of Robeco Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(40) Code of Ethics of Longfellow Investment Management Co., LLC. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(41) Code of Ethics of Wellington Management Company, LLP. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
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(p)(42) Code of Ethics of RS Investment Management Co. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(43) Code of Ethics of Lazard Asset Management LLC. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(44) Code of Ethics of Vision Capital Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(45) Code of Ethics of Loomis, Sayles & Company, L.P. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.
(p)(46) Code of Ethics of AllianceBernstein L.P. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(p)(47) Code of Ethics of Columbia Management Investment Advisers, LLC. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(p)(48) Code of Ethics of Dana Investment Advisors, Inc. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(p)(49) Code of Ethics of Ivy Investment Management Company. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(p)(50) Code of Ethics of Morgan Stanley Investment Management, Inc. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.
(p)(51) Code of Ethics for Herndon Capital Management. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(p)(52) Code of Ethics for Allianz Global Investors U.S. Holdings and its subsidiaries dated April 1, 2013, amended March 31, 2015. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(p)(53) Code of Ethics for Schroder Investment Management North America Limited dated October 1, 1995, amended May 2014. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(p)(54) Code of Ethics for Schroder Investment Management North America Inc. dated June 12, 2014, revised May 20, 2015. Filed as an exhibit to Post-Effective Amendment No. 140 to Registration Statement, which Amendment was filed via EDGAR on December 21, 2015, and is incorporated herein by reference.
(p)(55) Code of Ethics of Affinity Investment Advisors, LLC. Filed herewith.
(p)(56) Code of Ethics of Boston Advisors, LLC. Filed herewith.
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(p)(57) Code of Ethics of UBS Asset Management (Americas) Inc. Filed herewith.
Item 29. Persons Controlled by or under Common Control with the Registrant.
Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by Prudential Annuities Life Assurance Corporation. See Registrant’s Statement of Additional Information under “Management and Advisory Arrangements” and “Other Information.”
Item 30. Indemnification.
Section 5.2 of the Registrant’s Second Amended and Restated Declaration of Trust provides as follows:
The Trust shall indemnify each of its Trustees, Trustee Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.
The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.
With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each Investment Management Agreement filed herewith or incorporated by reference herein.
With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each Sub-Advisory Agreement filed herewith or incorporated by reference herein.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to
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trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and other Connections of the Investment Adviser.
AST Investment Services, Incorporated (“ASTI”), One Corporate Drive, Shelton, Connecticut 06484, and Prudential Investments LLC (“PI”), 655 Broad Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant. Information as to the business and other connections of the officers and directors of ASTI is included in ASTI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference. Information as to the business and other connections of the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.
Item 32. Principal Underwriters.
(a) Prudential Annuities Distributors, Inc. (PAD), One Corporate Drive, Shelton, Connecticut 06484 serves as the principal underwriter and distributor for shares of each Portfolio of Advanced Series Trust.  PAD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA). The shares of each Portfolio of Advanced Series Trust are currently offered only to insurance company separate accounts as an investment option for variable annuity and variable life insurance contracts.
(b) The following table sets forth certain information regarding the directors and officers of PAD.
Name and Principal Business Address	Positions and Offices with Underwriter
Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
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Name and Principal Business Address	Positions and Offices with Underwriter
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb 3 Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-2917	AML Officer
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York 10286, PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, the Registrant, 655 Broad Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, Newark, New Jersey 07102.
Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1 (d) and (f) will be kept at 655 Broad Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY and PMFS.
Item 34. Management Services.
Other than as set forth under the caption “How the Trust is Managed-Investment Managers” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 15th day of April, 2016.
ADVANCED SERIES TRUST
Timothy S. Cronin*

Timothy S. Cronin
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
Timothy S. Cronin* Timothy S. Cronin	President and Principal Executive Officer
Susan Davenport Austin* Susan Davenport Austin	Trustee
Sherry S. Barrat* Sherry S. Barrat	Trustee
Kay Ryan Booth* Kay Ryan Booth	Trustee
Delayne Dedrick Gold* Delayne Dedrick Gold	Trustee
Robert F. Gunia* Robert F. Gunia	Trustee
Thomas T. Mooney * Thomas T. Mooney	Trustee
Thomas M. O’Brien* Thomas M. O’Brien	Trustee
Jessica Bibliowicz* Jessica Bibliowicz	Trustee
M. Sadiq Peshimam* M. Sadiq Peshimam	Treasurer, Principal Financial and Accounting Officer
*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 15, 2016
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POWER OF ATTORNEY
The undersigned Directors, Trustees and Officers of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (collectively, the “Funds”), hereby constitute, appoint and authorize each of, Andrew French, Claudia DiGiacomo, Deborah A. Docs, Kathleen DeNicholas, Raymond A. O’Hara, Amanda Ryan, Jonathan D. Shain and Melissa Gonzalez, as true and lawful agents and attorneys-in-fact, to sign, execute and deliver on his or her behalf in the appropriate capacities indicated, any Registration Statements of the Funds on the appropriate forms, any and all amendments thereto (including pre- and post-effective amendments), and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5, as appropriate, to file the same, with all exhibits thereto, with the U.S. Securities and Exchange Commission (the “SEC”) and the securities regulators of appropriate states and territories, and generally to do all such things in his or her name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, section 16(a) of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, all related requirements of the SEC and all requirements of appropriate states and territories. The undersigned do hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Jessica Bibliowicz Jessica Bibliowicz
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Delayne Dedrick Gold Delayne Dedrick Gold
/s/ Robert F. Gunia Robert F. Gunia
/s/ Thomas T. Mooney Thomas T. Mooney
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ M. Sadiq Peshimam M. Sadiq Peshimam

Dated: March 18, 2015
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Advanced Series Trust
Exhibit Index
Item 28 Exhibit No.	Description
(d)(1)(c)(1)	Amended Fee Schedule to Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC.
(d)(1)(d)	Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios.
(d)(2)(a)(1)	Amended Fee Schedule to Investment Management Agreement among the Registrant and Prudential Investments LLC.
(d)(2)(b)	Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios.
(d)(5)(a)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Asset Allocation Portfolio.
(d)(15)	Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated), Prudential Investments LLC and UBS Asset Management (Americas) Inc. for the AST Small-Cap Growth Portfolio.
(d)(29)(a)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and T. Rowe Price Associates, Inc., for the AST T. Rowe Price Large-Cap Growth Portfolio.
(d)(48)	Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and Affinity Investment Advisors, LLC, for AST New Discovery Asset Allocation Portfolio.
(d)(96)	Subadvisory Agreement between Prudential Investments LLC, AST Investment Services, and Boston Advisors, LLC for the AST New Discovery Asset Allocation Portfolio.
(d)(113)	Amendment to Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC and WEDGE Capital Management, LLP, for the AST WEDGE Capital Mid-Cap Value Portfolio.
(j)	Consent of Independent Registered Public Accounting Firm.
(p)(3)	Code of Ethics of Cohen & Steers Capital Management, Inc.
(p)(18)	Code of Ethics of Parametric Portfolio Associates LLC.
(p)(27)	Code of Ethics of Epoch Investment Partners, Inc.
(p)(55)	Code of Ethics of Affinity Investment Advisors, LLC.
(p)(56)	Code of Ethics of Boston Advisors, LLC.
(p)(57)	Code of Ethics of UBS Asset Management (Americas) Inc.
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